                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

                                          [_]Confidential, for Use of the
[X]Definitive Proxy Statement                Commission Only (as Permitted by
                                             Rule 14a-6(e)(2))

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           CONSOLIDATED PAPERS, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                         --Enter Company Name Here--
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[X]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid: $496,449.15

  (2) Form, Schedule or Registration Statement No.: F-4

  (3) Filing Party: Stora Enso Oyj

  (4) Date Filed: July 26, 2000

Notes:

[LOGO OF CONSOLIDATED]                                       [LOGO OF STORAENSO]

                  MERGER PROPOSAL--YOUR VOTE IS VERY IMPORTANT

Dear Consolidated Shareholder:
  Consolidated's board of directors has unanimously approved a merger between Consolidated Papers, Inc. and a Wisconsin subsidiary of Stora Enso Oyj. Following the merger, Consolidated will be a wholly owned subsidiary of Stora Enso. Your vote, as a shareholder of Consolidated, is now needed to approve the merger agreement.

  In the merger, each Consolidated share you own will be exchanged, at your election, for either:
    . $44.00 in cash;
     or
    . a number, ranging from 2.678 to 3.621, of American depositary shares evidencing Stora Enso Series R shares intended to provide a value of $44.00. However, the 3.621 Stora Enso American depositary shares you may receive would have a value of less than $44.00 per Consolidated share if the average price of Stora Enso's Series R shares as determined under the merger agreement is less than the equivalent of $12.15. The closing price per Stora Enso Series R share on the Helenski Stock Exchange on July 25, 2000 was the equivalent of $10.91 using the applicable euro/dollar exchange rate on that day.

  After careful consideration, your board of directors has unanimously determined the merger to be fair to you and in your best interests, and declared the merger advisable. Consolidated's board has adopted and approved the merger agreement and unanimously recommends that you vote FOR approval of the merger agreement.

  The accompanying proxy statement/prospectus provides detailed information about the proposed merger and the Consolidated shareholder meeting to vote on it. This document is also a prospectus for the Stora Enso ADSs that will be issued in the merger. We encourage you to read this material carefully. Please pay particular attention to the discussion of "Risk Factors" beginning on page 11 for a discussion of the risks related to the merger and ownership of Stora Enso ADSs.

  Holders of two-thirds of the outstanding Consolidated shares must approve the merger agreement. Failure to vote is equivalent to a vote against the merger. Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. Voting instructions are inside.

  We have also enclosed a blue election and transmittal form for your use in choosing to receive cash, ADSs or a combination of cash and ADSs in exchange for your Consolidated shares. Except as described in the proxy statement/prospectus, one-half of Consolidated's outstanding shares will be converted into the right to receive cash and the other half into the right to receive ADSs. Any election you make will be subject to proration as described in the proxy statement/prospectus. The ADSs will be listed on the New York Stock Exchange under the symbol "SEO" following the merger. As described in this document, if you do not submit an election and transmittal form by the election deadline, the consideration you receive will be determined after the preferences of Consolidated shareholders who did submit the form have been taken into account. You may submit an election and transmittal form whether or not you vote in favor of the merger.

  Stora Enso's board of directors has also unanimously approved the merger agreement and has unanimously recommended that its shareholders vote to approve the issuance of Stora Enso Series R shares that will allow for the creation and issuance of ADSs in the merger.

  This document incorporates by reference important business and financial information that is not included in this document. You may obtain this information without charge from the appropriate company by written or oral request as described under "Where You Can Find More Information" on page 169. To obtain timely delivery of the information, please request documents no later than August 23, 2000.

  The date, time and place of the Consolidated meeting are as follows:

                          August 30, 2000 at 9:00 a.m.
                                   Hotel Mead
                             451 East Grand Avenue
                          Wisconsin Rapids, Wisconsin

  [SIGNATURE OF GORTON M. EVANS]          [SIGNATURE OF GEORGE W. MEAD]
  -------------------------------         -------------------------------
  Gorton M. Evans                         George W. Mead
  President and Chief Executive           Chairman of the Board
  Officer

 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the merger, nor have they passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
  This proxy statement/prospectus is dated July 26, 2000 and is being first mailed to Consolidated shareholders on or about July 28, 2000.

                           CONSOLIDATED PAPERS, INC.
                                510 HIGH STREET
                        WISCONSIN RAPIDS, WI 54495-8050

                       NOTICE OF MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 30, 2000

TO THE SHAREHOLDERS OF CONSOLIDATED PAPERS, INC.:

  A meeting of shareholders of Consolidated Papers, Inc. will be held on August 30, 2000 at the Hotel Mead, 451 East Grand Avenue, Wisconsin Rapids, Wisconsin, at 9:00 A.M., local time, for the following purposes:

  1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of February 22, 2000, providing for the merger of Consolidated into a wholly owned subsidiary of Stora Enso Oyj. In the merger, each outstanding Consolidated share will be converted, at the election of the holder, into either:

      . $44.00 in cash;

              or

      . a number, ranging from 2.678 to 3.621, of American depositary shares evidencing Stora Enso Series R shares intended to provide a value of $44.00; and

  2. To transact any other business which may properly come before the meeting or any adjournments or postponements of the meeting.

  If the average price of Stora Enso Series R shares on the Helsinki Stock Exchange as determined under the merger agreement is less than the equivalent of $12.15, then Consolidated shareholders who receive Stora Enso ADSs will receive 3.621 ADSs that would have a value less than $44.00 per Consolidated share. The closing price per Stora Enso Series R share on the Helsinki Stock Exchange on July 25, 2000 was the equivalent of $10.91 using the applicable euro/dollar exchange rate on that day. Shareholders' elections are subject to proration as described in the proxy statement/prospectus.

  Only shareholders of record at the close of business on July 25, 2000 are entitled to notice of and to vote at the meeting and any adjournments or postponements of the meeting.

  Your board of directors believes that the merger is in the best interests of Consolidated and its shareholders. Your board has unanimously adopted and approved the merger agreement and recommends that you vote FOR its approval. We encourage you to read the accompanying proxy statement/prospectus, which provides detailed information concerning the merger.

  Your vote is very important. The affirmative vote of the holders of two-thirds of all the votes entitled to be cast is required to approve the merger agreement. Please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope. If you sign and return your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the merger agreement.

  Returning a proxy will not prevent you from attending the meeting or voting in person. You may revoke your proxy at any time by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Secretary of Consolidated at the address above prior to the meeting or by attending the meeting and voting in person.

  We have also enclosed a blue election and transmittal form for your use in choosing to receive cash, ADSs or a combination of cash and ADSs in exchange for your Consolidated shares. One-half of Consolidated's outstanding shares will be converted into the right to receive cash and the other half into the right to receive ADSs. Elections will be subject to proration as described in the proxy statement/prospectus. You may submit an election and transmittal form whether or not you vote in favor of the merger.

                                          [SIGNATURE OF CARL H. WARTMAN]
                                          _____________________________________
                                          Carl H. Wartman
                                          Secretary

July 26, 2000

                     QUESTIONS AND ANSWERS ABOUT THE MERGER
  Q.What is the proposed transaction?

  A.Consolidated and Stora Enso have agreed to a merger in which Consolidated will become a wholly owned subsidiary of Stora Enso.

  Q.Why is Stora Enso proposing to acquire Consolidated?

  A.Stora Enso believes that the acquisition of Consolidated will position Stora Enso as a leader in the global consolidation of the paper industry, provide Stora Enso with a strong entry into the world's largest paper market, and create a powerful platform for future growth. Stora Enso believes that Consolidated is an excellent match for Stora Enso, given Consolidated's strengths in Stora Enso's core product areas.

  Q.Why is Consolidated proposing to merge with Stora Enso?

  A.Consolidated believes that the future success of its business and the ability to serve its customer base will be enhanced by being a central part of the global Stora Enso strategy.

  Q.What will Consolidated shareholders receive in the merger?

  A.For each Consolidated share you own, you will receive, at your election, either:

    . $44.00 in cash;

    or

    . a number, ranging from 2.678 to 3.621, of Stora Enso ADSs.

  Q.Will Consolidated shareholders receive the specific amount of cash and Stora Enso ADSs that they elect to receive?

  A.Not necessarily. One-half of the total outstanding Consolidated shares will be converted into cash and the other half will be converted into Stora Enso ADSs. If total elections for cash or Stora Enso ADSs exceed these limits, the number of Consolidated shares to be converted into cash or Stora Enso ADSs will be cut back proportionately.

  In addition, if either of our tax advisors is unable to deliver its opinion that no gain or loss will be recognized by a Consolidated shareholder in respect of receipt of Stora Enso ADSs in the merger, then the number of Consolidated shares to be converted into cash would be reduced, and the number of Consolidated shares to be converted into Stora Enso ADSs would be correspondingly increased, to the extent necessary so that an opinion can be delivered. The amount of cash to be received per Consolidated share converted into cash, and the maximum 3.621 Stora Enso ADSs to be received per Consolidated share converted into ADSs, will not be increased.

  Q.What is a Stora Enso ADS?

  A.A Stora Enso ADS is an American depositary share which represents one Stora Enso Series R share. The ADSs will be issued under the terms of a deposit agreement to allow U.S. shareholders to more easily hold and trade interests in Stora Enso after the merger. Citibank, N.A. will be the depositary bank. As depositary bank, Citibank will issue the Stora Enso ADSs to you and hold the Stora Enso Series R shares represented by the ADSs on your behalf in a safekeeping account in Finland. American depositary shares are represented by American depositary receipts, or ADRs. American depositary receipts are like stock certificates which represent your Consolidated shares. For a description of the Stora Enso ADSs, see "Description of Stora Enso American Depositary Shares."

  Q.Are Stora Enso Series R shares traded on any stock exchange?

  A.Yes. Stora Enso Series R shares are traded under the symbol "STERV" on the Helsinki Stock Exchange and under the symbol "STER" on the OM Stockholm Exchange.

  Q.Will the Stora Enso ADSs be traded on any stock exchange?

  A.Yes. Stora Enso has applied for listing of the ADSs on the New York Stock Exchange and anticipates that the ADSs will trade on that exchange under the symbol "SEO." If Stora Enso is unable to list the ADSs on the New York Stock Exchange, it intends to seek approval for the ADSs to trade on NASDAQ. If the ADSs are not approved for trading on the New York Stock Exchange or NASDAQ by October 31, 2000, Stora Enso will proceed with the merger on an all cash basis and your Consolidated shares will all be converted into $44.00 in cash.

  Q.How do I vote my Consolidated shares?

  A.To vote by mail, just complete and send your signed proxy card in the enclosed, postage-paid envelope and your shares will be voted at the Consolidated meeting. You may also vote in person at the Consolidated meeting. If your shares are held in "street name" by your broker or bank, you should instruct your broker or bank as to how to vote your shares at the meeting. Please read this document carefully before you vote.

  If your shares are held in the Consolidated Employees' Stock Ownership Plan, either of the Consolidated 401(k) Plans, or the Consolidated Payroll Common Stock Purchase Plan, you will receive information from the trustee or administrator requesting instructions on how to vote your shares at the meeting. You should instruct the trustee or administrator how to vote your shares at the meeting.

  Q.May I change my vote?

  A.Yes. You may withdraw your proxy or change your vote by delivering a later-dated signed written notice of revocation or proxy card before the Consolidated meeting or by voting in person at the Consolidated meeting.

  Q.What will happen if I abstain from voting or fail to vote?

  A.An abstention or failure to vote, including by failing to instruct your broker on how to vote your shares, will have the same effect as a vote against the merger.

  Q.How do I make an election to receive Stora Enso ADSs or cash?

  A.We have included a blue election and transmittal form with this document. You may submit an election and transmittal form, together with your Consolidated stock certificates, to Citibank, N.A., in its capacity as exchange agent for the merger, now or at any time until 5:00 p.m., New York City time, on the fifth business day after the closing date of the merger. The election and transmittal form includes detailed instructions on how to elect Stora Enso ADSs and/or cash. As described in this document, any election you make will be subject to potential proration. You may submit an election and transmittal form whether or not you vote in favor of the merger.

  Q.Do I have to submit an election and transmittal form right away?

  A.No. Although we recommend that you submit an election and transmittal form as soon as possible, your election will be valid if the exchange agent receives your properly completed election and transmittal form and Consolidated stock certificates on or before 5:00 p.m., New York City time, on the fifth business day following the closing date of the merger. We will announce the closing date by press release at least three days in advance.

  Q.Can I revoke or change an election to receive cash or Stora Enso ADSs?

  A.Yes. You can revoke or change your election for any or all of your Consolidated shares by withdrawing your election by written notice and submitting a new election and transmittal form together with the applicable Consolidated stock certificates to the exchange agent prior to 5:00 p.m., New York City time, on the fifth business day following the closing date of the merger.

  If your Consolidated shares are held in the Consolidated Employees' Stock Ownership Plan, either of the Consolidated 401(k) Plans, or the Consolidated Payroll Common Stock Purchase Plan, you must follow the instructions sent to you by the trustee or administrator and submit the documents required by those instructions within the specified time periods in order to revoke or change your election.

  Q.Should I send in my Consolidated stock certificates now?

  A.You should submit your Consolidated stock certificates with your blue election and transmittal form. If you do not submit an election and transmittal form by 5:00 p.m., New York City time, on the fifth business day following the closing of the merger, we will send you instructions explaining how to exchange your Consolidated stock certificates for the merger consideration you are entitled to receive under the terms of the merger agreement.

  Q.What do I do if my broker or Plan administrator holds my shares in "street name" and I cannot mail them in?

  A.In the event your Consolidated shares are held in "street name," your broker or bank will provide you with instructions for making an election to receive cash and/or Stora Enso ADSs.

  In the event your shares are held in the Consolidated Employees' Stock Ownership Plan, either of the Consolidated 401(k) Plans, or the Consolidated Payroll Common Stock Purchase Plan, the trustee or administrator will provide you with instructions for making an election to receive cash and/or Stora Enso ADSs.

  Q.Can I make partial elections?

  A.Yes. The election and transmittal form provides for an election to be made for cash and/or Stora Enso ADSs with respect to all or any portion of your Consolidated shares. You may make an election to receive Stora Enso ADSs for some of your Consolidated shares and cash for the balance.

  Q.What happens to my Consolidated stock certificates if the merger does not take place?

  A.The exchange agent will promptly return your Consolidated stock certificates.

  Q.What if I held shares in Consolidated's Dividend Reinvestment and Stock Purchase Plan?

  A.The Dividend Reinvestment and Stock Purchase Plan was terminated in February 2000 and the Consolidated shares held in the plan were distributed to participants, together with checks for any fractional shares. If you were a participant in Consolidated's Dividend Reinvestment and Stock Purchase Plan and have not yet received your Consolidated shares, please call Joyce A. Clauson at
(715) 422-3778.

  Q.When is the merger expected to be completed?

  A.We are working as quickly as possible and expect to complete the merger by early September 2000. Since the merger is subject to other approvals, including from state and federal regulatory agencies, we cannot predict the exact timing of the merger.

  Q.Is the merger taxable?

  A.The merger will be tax free to U.S. holders of Consolidated shares to the extent they receive Stora Enso ADSs in exchange for their Consolidated shares. Cash received in the merger will be taxable. We urge you to consult your own tax advisor about your personal tax situation to be certain about the U.S. federal income tax consequences to you.

  Q.Where can I find more information about the companies?

  A.You can find more information about Consolidated and Stora Enso from various sources described under "Where You Can Find More Information" on page 169 of this document.

  Q.Who can answer my questions?

  A.If you have more questions about the merger, you should contact:

                   Georgeson Shareholder Communications Inc.
                                17 State Street
                                   10th Floor
                               New York, NY 10004

                        Banks and Brokers call Collect:
                                 (212) 440-9800
                           All Others Call Toll-Free:
                                 (800) 223-2064

  Q.How important is my vote?

  A.Since the merger cannot be completed without the affirmative vote of holders of two-thirds of all outstanding Consolidated shares, every shareholder vote is very important. Remember that an abstention or failure to vote will have the same effect as a vote against the merger.

                               TABLE OF CONTENTS

SUMMARY.....................................................................   1
  The Companies.............................................................   1
  The Merger................................................................   1
  Unanimous Recommendation of the Consolidated Board........................   2
  Opinion of Goldman, Sachs & Co............................................   2
  Source and Amount of Funds and Other Consideration........................   2
  Directors and Management Following the Merger.............................   2
  Interests of Members of Consolidated's Board and Management...............   3
  Conditions to the Merger..................................................   3
  Regulatory Approvals......................................................   3
  Termination of the Merger Agreement.......................................   4
  Termination Payments......................................................   4
  No Appraisal Rights.......................................................   5
  Accounting Treatment......................................................   5
  Meeting of Consolidated's Shareholders....................................   5
  Extraordinary General Meeting of Stora Enso's Shareholders................   5
  Comparative Rights of Shareholders of Stora Enso and Consolidated.........   5
  Comparative Market Price Information......................................   6
  Currencies and Exchange Rates.............................................   6
  Comparative Historical and Pro Forma Per Share Data.......................   7
  Selected Historical Financial Data........................................   8
  Unaudited Pro Forma Combined Financial Information........................  10
RISK FACTORS................................................................  11
  Risk Factors Relating to the Merger.......................................  11
  Risk Factors Relating to Ownership of Stora Enso ADSs.....................  12
  Forward-Looking Statements in this Document May Prove Inaccurate..........  16
MEETING OF CONSOLIDATED SHAREHOLDERS........................................  18
  Purpose...................................................................  18
  Record Date...............................................................  18
  Required Vote.............................................................  18
  Proxies...................................................................  18
  Solicitation of Proxies...................................................  19
  Share Ownership of Management.............................................  19
  Mead Voting Trust.........................................................  19
  Elections as to Form of Consideration.....................................  20
EXTRAORDINARY GENERAL MEETING OF STORA ENSO'S SHAREHOLDERS..................  20
THE MERGER..................................................................  22
  Background of the Merger..................................................  22
  Consolidated's Reasons for the Merger and Board Recommendation............  25
  Stora Enso's Reasons for the Merger.......................................  26
  Opinion of Consolidated's Financial Advisor...............................  27
  Interests of Members of Consolidated's Board and Management...............  32
  Accounting Treatment......................................................  33
  Resales of ADSs...........................................................  33
  Regulatory Approvals......................................................  34
  Stock Exchange Listing....................................................  35
  Source and Amount of Funds................................................  35
  Other Effects of the Merger...............................................  35
  No Appraisal or Dissenters' Rights........................................  36

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER..........................  37
  General...................................................................  37
  Exchange Solely for Cash..................................................  38
  Exchange Solely for Stora Enso ADSs.......................................  38
  Exchange for Stora Enso ADSs and Cash.....................................  38
  Cash Received in Lieu of a Fractional Stora Enso ADS......................  38
  Five Percent Holders......................................................  38
  Backup Withholding........................................................  39
SUMMARY OF THE MERGER AGREEMENT.............................................  40
  Form of the Merger........................................................  40
  Consideration to be Received in the Merger................................  40
  Effective Time of the Merger..............................................  41
  Share Election and Exchange Procedures....................................  41
  Consolidated Stock Options................................................  43
  Management................................................................  43
  Representations and Warranties............................................  43
  Covenants.................................................................  44
  Conditions to the Consummation of the Merger..............................  48
  Termination...............................................................  50
  Termination Fees..........................................................  50
  Expenses..................................................................  51
  Amendments................................................................  51
MARKET PRICE AND DIVIDEND INFORMATION.......................................  52
  Market Prices.............................................................  52
  Dividends.................................................................  53
CURRENCY AND EXCHANGE RATE INFORMATION......................................  55
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION..........................  57
  Unaudited Pro Forma Combined Income Statement.............................  58
  Unaudited Pro Forma Combined Balance Sheet................................  60
INFORMATION ABOUT CONSOLIDATED PAPERS.......................................  66
INFORMATION ABOUT STORA ENSO................................................  66
  General...................................................................  66
  Stora Enso Acquisition, Inc...............................................  67
  Strategy..................................................................  67
  Company History...........................................................  68
  Recent Developments.......................................................  69
  Business Overview.........................................................  70
  Magazine Paper............................................................  72
  Newsprint.................................................................  74
  Fine Paper................................................................  76
  Packaging Boards..........................................................  78
  Timber Products...........................................................  81
  Market Pulp...............................................................  82
  Paper Merchants...........................................................  84
  Forest Operations.........................................................  85
  Discontinued Operations...................................................  87
  Marketing.................................................................  88
  Research and Development..................................................  88
  Intellectual Property.....................................................  89
  Transportation and Logistics..............................................  89
  Environmental Matters.....................................................  90
  Employees.................................................................  91

  Transactions with Related Parties.......................................   93
  Property................................................................   94
  Legal Proceedings.......................................................   98
  Management of Stora Enso................................................   99
  Management Biographies..................................................  101
  Compensation of Directors and Executive Management Group................  105
  Employment Agreements...................................................  105
  Equity-based Programs...................................................  105
  Interest of Management in Transactions with Stora Enso..................  108
STORA ENSO MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS....................................................  109
  General.................................................................  109
  Industry Overview.......................................................  109
  Currency Fluctuations...................................................  111
  Results of Operations...................................................  113
  The Three Months Ended March 31, 2000 Compared to the Three Months Ended
   March 31, 1999.........................................................  114
  The Year Ended December 31, 1999 Compared to the Year Ended December 31,
   1998...................................................................  117
  The Year Ended December 31, 1998 Compared to the Year Ended December 31,
   1997...................................................................  120
  Liquidity and Capital Resources.........................................  123
  Capital Expenditure.....................................................  124
  Inflation...............................................................  125
  Introduction of the Euro................................................  125
  Year 2000...............................................................  126
  Quantitative and Qualitative Disclosures about Market Risk..............  126
TAXATION ON STORA ENSO SERIES R SHARES AND AMERICAN DEPOSITARY SHARES.....  129
  Finnish Taxation........................................................  129
  U.S. Federal Income Taxation............................................  130
OWNERSHIP OF SECURITIES...................................................  134
  Ownership of Consolidated Shares by Management and Significant
   Shareholders...........................................................  134
  Ownership of Stora Enso's Securities by Management and Significant
   Shareholders...........................................................  136
DESCRIPTION OF STORA ENSO SERIES R SHARES.................................  138
  General.................................................................  138
  Dividends and Other Distributions.......................................  138
  Voting Rights...........................................................  139
  Issuance of New Shares and Preemptive Rights............................  140
  Transfers...............................................................  140
DESCRIPTION OF STORA ENSO AMERICAN DEPOSITARY SHARES......................  141
  General.................................................................  141
  Dividends and Distributions.............................................  141
  Changes Affecting Series R Shares.......................................  144
  Issuance of ADSs Upon Deposit of Series R Shares........................  144
  Withdrawal of Shares Upon Cancellation of ADSs..........................  145
  Voting Rights...........................................................  145
  Fees and Charges........................................................  146
  Amendments and Termination..............................................  147
  Books of Depositary.....................................................  147
  Limitations on Obligations and Liabilities..............................  147
  Pre-Release Transactions................................................  148
  Taxes...................................................................  148
  Foreign Currency Conversion.............................................  149

THE FINNISH SECURITIES MARKET............................................. 149
  General................................................................. 149
  The Finnish Book-Entry Securities System................................ 150
  Trading and Settlement.................................................. 150
  Custody of the Shares and Nominees...................................... 151
THE SWEDISH SECURITIES MARKET............................................. 152
COMPARISON OF RIGHTS OF STORA ENSO SHAREHOLDERS AND CONSOLIDATED
 SHAREHOLDERS............................................................. 154
  Shareholder's Meetings.................................................. 154
  Amendment of Constituent Documents...................................... 158
  Shareholders' Inspection Rights......................................... 159
  Dividends............................................................... 160
  Issuance of New Shares.................................................. 161
  Assessability........................................................... 161
  Preemptive Rights....................................................... 162
  Takeover Protections.................................................... 162
  Dissenters' or Appraisal Rights......................................... 164
  Size, Qualifications and Classification of the Board of Directors....... 165
  Removal of Directors and Filling of Vacancies........................... 165
  Limitations on a Director's Liability................................... 166
  Indemnification of Officers and Directors............................... 166
  Shareholder Derivative Lawsuits......................................... 168
ENFORCEMENT OF LIABILITIES AND SERVICE OF PROCESS......................... 169
WHERE YOU CAN FIND MORE INFORMATION....................................... 169
EXPERTS................................................................... 171
LEGAL MATTERS............................................................. 171
INDICES TO FINANCIAL STATEMENTS........................................... F-1

Annex A--Agreement and Plan of Merger

Annex B--Opinion of Goldman, Sachs & Co.

Annex C--Articles of Association of Stora Enso Oyj

                                    SUMMARY

  This summary highlights selected information described in greater detail elsewhere in this document. It does not contain all of the information that may be important to you. You should read carefully this entire document and the additional documents referred to in this document to fully understand the merger.
The Companies (see page 66)

Consolidated Papers, Inc.
510 High Street
P.O. Box 8050
Wisconsin Rapids, Wisconsin 54495-8050
Telephone: (715) 422-3111

  Consolidated is one of North America's largest producers of printing papers as well as a leading North American manufacturer of specialty papers. Consolidated employs about 6,800 people and operates manufacturing facilities in Biron, Kimberly, Niagara, Stevens Point, Whiting and Wisconsin Rapids, Wisconsin, as well as in Duluth, Minnesota. Consolidated owns and manages nearly 700,000 acres of forestland in Wisconsin, Michigan, Minnesota and Ontario, Canada.

Stora Enso Oyj
Kanavaranta 1
P.O. Box 309
FIN-00101 Helsinki
Finland
Telephone: 011-358-2046-131

  Stora Enso is the largest paper and board manufacturer in Europe and the second largest in the world based on production capacity. Stora Enso was formed through the merger of the Finnish company Enso Oyj and the Swedish company Stora Kopparbergs Bergslags Aktiebolag (publ) at the end of 1998. Stora Enso is an integrated forest products company that manufactures magazine paper, newsprint, fine paper and packaging boards, and owns 2.6 million hectares (approximately 6.4 million acres) of productive forestland. Stora Enso employs approximately 40,000 people and maintains operations in Europe, Asia and North America. Additionally, Stora Enso has sales and marketing organizations throughout the world.

The Merger (see page 22)

  In the merger, Consolidated will merge into a wholly owned subsidiary of Stora Enso. The surviving corporation will be called Stora Enso Consolidated Papers, Inc. and will be a wholly owned subsidiary of Stora Enso.

  In the merger, for each Consolidated share you own, you will receive, at your election, either:

  .$44.00 in cash;

    or

  . a number, ranging from 2.678 to 3.621, of Stora Enso ADSs.

  If the average trading price of Stora Enso Series R shares during a specified period ending shortly before the merger is a U.S. dollar equivalent of $12.15 or more, up to $16.43, for each Consolidated share converted into ADSs, you will receive a number of Stora Enso ADSs, ranging from 2.678 to 3.621, having a value, based on the average trading price, of $44.00.

  If the average trading price is above $16.43, then you will receive 2.678 Stora Enso ADSs, which would have a value, based on the average trading price, of more than $44.00, for each Consolidated share converted into ADSs.

  If the average trading price is below $12.15, then you will receive 3.621 Stora Enso ADSs, which would have a value, based on the average trading price, of less than $44.00, for each Consolidated share converted into ADSs.

  This information is summarized in the table below:

 Average                       Number of
 trading                       Stora Enso                                         Value of Stora
 price of                       ADSs you                                          Enso ADSs you
  Stora                       will receive                                         will receive
   Enso                         for each                                             for each
 Series R                     Consolidated                                         Consolidated
  shares                         share                                                share
 --------                     ------------                                       ----------------
Less than                     3.621                                              Less than $44.00
 $12.15..
$12.15 to                     $      44.00                                       $44.00
 $16.43..                     divided by
                              the average
                              trading
                              price
More than                     2.678                                              More than $44.00
 $16.43..

  On July 25, 2000, the latest practicable trading day prior to the printing of this document, the closing price per Stora Enso Series R share on the Helsinki Stock Exchange was (Euro)11.59, and the exchange rate for July 25, 2000 published in the U.S. edition of the Financial Times was $0.9413 per
(Euro)1.00, resulting in a U.S. dollar equivalent trading price of $10.91. If that closing price, converted at that exchange rate, were the applicable average trading price, then you would receive 3.621 ADSs, which would have a value, based on that average trading price, of $39.51, for each Consolidated share converted into ADSs.

  Stora Enso will not issue fractional shares in the merger. As a result, the total number of Stora Enso ADSs that you receive in the merger will be rounded down to the nearest whole number. You will receive a cash payment, based on the average trading price, for the value of the remaining fraction of a Stora Enso ADS that you would otherwise receive.

  One-half of the total outstanding Consolidated shares will be converted into cash and the other half will be converted into Stora Enso ADSs. If total shareholder elections for cash or Stora Enso ADSs exceed these limits, the number of Consolidated shares to be converted into cash or Stora Enso ADSs will be cut back proportionately. As a result, depending on the elections made by all Consolidated shareholders, you may receive more or less cash or more or fewer Stora Enso ADSs than you have elected to receive.

  Under some circumstances, the number of Consolidated shares to be converted into cash would be reduced, and the number of Consolidated shares to be converted into Stora Enso ADSs would be correspondingly increased, as described under "Summary of the Merger Agreement--Consideration to be Received in the Merger."

  No interest will be paid with respect to either the cash consideration to be paid in the merger or any dividends or distributions declared or paid on the Stora Enso ADSs issued in the merger.

Unanimous Recommendation of the Consolidated Board (see page 18)

  After careful consideration, Consolidated's board of directors unanimously determined the merger to be fair to you and in your best interests, and declared the merger advisable. Consolidated's board of directors unanimously adopted and approved the merger agreement and recommends that you vote "FOR" approval of the merger agreement.

Opinion of Goldman, Sachs & Co. (see page 27)

  On February 22, 2000, Goldman, Sachs & Co. delivered its written opinion to the board of directors of Consolidated that, as of the date of the opinion, the merger consideration to be received by the holders of Consolidated shares was fair from a financial point of view to those holders.

  The full text of the written opinion of Goldman Sachs, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is contained in Annex B. Goldman Sachs provided its opinion for the information and assistance of Consolidated's board of directors in connection with its consideration of the merger. It is not a recommendation as to how any Consolidated shareholder should vote at the meeting. We urge you to read the opinion in its entirety.

Source and Amount of Funds and Other Consideration (see page 35)

  Stora Enso expects to pay approximately $2.0 billion in cash to Consolidated shareholders in the merger. Stora Enso currently intends to obtain the funds necessary to make this payment, as well as to pay expenses related to the merger, from borrowings, some or all of which will come from Stora Enso's currently available credit facilities. Stora Enso may also use the proceeds of the recent sale of off-mill site energy assets for net proceeds before tax of approximately (Euro)600 million.

Directors and Management Following the Merger (see page 43)

  Following the merger, the current officers of Consolidated will remain officers of Stora Enso

Consolidated Papers, Inc. in the United States. Stora Enso has agreed that George W. Mead, the chairman of the board of Consolidated, will serve on Stora Enso's board of directors for at least two years following the merger.

Interests of Members of Consolidated's Board and Management (see page 32)

  When considering the recommendation of Consolidated's board of directors, you should be aware that Consolidated's directors and officers may have interests in the merger that are different from, or are in addition to, yours. In particular:

  . George W. Mead, chairman of the board of Consolidated and a director, will become a director of Stora Enso;

  . all Consolidated stock options, including options granted to the executive officers, will be converted into options to purchase Stora Enso ADSs and assumed by Stora Enso in accordance with existing plan provisions;

  . Consolidated's directors and officers will be entitled to insurance coverage and indemnification with respect to acts and omissions in their capacities as directors and officers of Consolidated; and

  . sixteen Consolidated officers have change in control contracts that entitle them to specified payments and benefits if they are terminated without cause or leave for good reason within two years of the merger.

  On the record date, directors and executive officers of Consolidated and their affiliates beneficially owned approximately 11.4% of the outstanding Consolidated shares, excluding shares held in the Mead Voting Trust over which George W. Mead will not exercise voting control in connection with the merger. Each of Consolidated's directors and executive officers has informed Consolidated that, as of the date of this document, he or she intends to vote in favor of the merger.

Conditions to the Merger (see page 48)

  Consolidated and Stora Enso will not complete the merger unless a number of conditions are satisfied or waived by them. These include:

  . approval by Consolidated and Stora Enso shareholders;

  . clearance under applicable antitrust laws and regulations;

  . approval or exemption of the transfer of Consolidated's power assets by the SEC, the Federal Energy Regulatory Commission and the Public Service Commission of Wisconsin; and

  . receipt of opinions of tax counsel to Consolidated and Stora Enso regarding the U.S. federal income tax treatment of the merger.

Regulatory Approvals (see page 34)

  Antitrust. We were required to satisfy applicable requirements of U.S. antitrust law known as the Hart-Scott-Rodino Act, which required us to furnish materials and information to the Antitrust Division of the Department of Justice and to the Federal Trade Commission and to wait until a specified waiting period had ended. Early termination of the applicable waiting period was granted on April 24, 2000.

  Stora Enso also has made antitrust filings in Brazil and Germany. We received approval from the German Cartel Office on April 28, 2000 and we do not anticipate any governmental action in Brazil that would delay or prevent consummation of the merger.

  Power Regulation. Consolidated has two subsidiaries engaged in the generation of electric power for use at Consolidated's manufacturing facilities. One of these subsidiaries also sells electric power to a small number of retail customers in Wisconsin and occasionally sells excess power to a single wholesale customer; the other one is jointly owned with two Wisconsin utilities and sells power to all three owners. Stora Enso's obligation to consummate the merger is subject to receipt, or claiming, of regulatory exemptions and favorable rulings by the SEC under the Public Utility Holding Company Act, by the Federal Energy Regulatory Commission under the Federal Power Act and by the Wisconsin Public Service Commission under the Wisconsin Public Utility Holding Company Act relating to the change in control over Consolidated's power generation assets. We received approval from the Federal Energy Regulatory Commission on June 15, 2000. On July 20, 2000, we received confirmation from the Wisconsin Public Service Commission that no approval would be required for the Merger under the Wisconsin Public Utility Holding Company Act.

  We have agreed to use our reasonable best efforts, including divesting assets, to resolve any regulatory objections related to the merger. However, Stora Enso will not be required to agree to any divestiture or the imposition of any conditions that would be reasonably likely to have a material adverse effect on Stora Enso or Consolidated or that would materially and adversely impact the economic, strategic or business benefits of the merger.

Termination of the Merger Agreement (see page 50)

  We can jointly agree to terminate the merger agreement at any time before completing the merger. In addition, either of us can terminate the merger agreement if:

  . the merger is not completed by December 31, 2000;

  . any legal prohibition against completion of the merger becomes permanent and final;

  . Stora Enso's shareholders fail to approve the issuance of Stora Enso
    Series R shares that will allow for the creation and issuance of ADSs in the merger;

  . Consolidated's shareholders fail to approve the merger; or

  . the other party breaches any representations, warranties, covenants or agreements in the merger agreement and the breach:

    . gives rise to a failure to satisfy a condition to the merger; and

    . is not or cannot be cured by December 31, 2000.

  Consolidated also can terminate the merger agreement if, after complying with the notice and other provisions of the merger agreement, Consolidated's board of directors determines to:

  . approve or recommend a third-party acquisition proposal after concluding that it constitutes a superior proposal; and

  . enter into a binding agreement concerning that acquisition proposal.

  Consolidated does not have the right to terminate the merger agreement based on a decline in the price of Stora Enso's Series R shares below any specified level. However, a significant decline in the price of Stora Enso's Series R shares could be related to other factors that might permit Consolidated to terminate the merger agreement, for example, if Stora Enso suffers a material adverse effect. We are not aware of any circumstance that would entitle Consolidated to terminate the merger agreement and the Consolidated board of directors continues to recommend that you vote in favor of the merger.

  Stora Enso also can terminate the merger agreement if Consolidated's board of directors:

  . withdraws or adversely modifies its recommendation of the merger;

  . recommends any third-party acquisition proposal to Consolidated's shareholders; or

  . determines to approve or recommend a third-party acquisition proposal after concluding that it constitutes a superior proposal and to enter into a binding agreement concerning that acquisition proposal.

  The merger agreement defines a superior proposal as any third-party acquisition proposal for Consolidated that:

  . is for at least a majority of the outstanding Consolidated shares; and

  . Consolidated's board of directors determines, after consulting with its financial and legal advisors, to be more favorable to Consolidated's shareholders than the merger.

Termination Payments (see page 50)

  Consolidated could be required to pay Stora Enso a termination fee of up to $120 million, plus reimbursable expenses of up to $1 million, if the merger agreement is terminated under specified circumstances.

  Stora Enso could be required to pay Consolidated a termination fee of $40 million, plus reimbursable expenses of up to $1 million, if the merger agreement is terminated under specified circumstances.

No Appraisal Rights (see page 36)

  Consolidated shareholders do not have the right to receive an appraisal of the value of their shares in connection with the merger.

Accounting Treatment (see page 33)

  Stora Enso will account for the merger as an acquisition under International Accounting Standards and as a purchase for purposes of generally accepted accounting principles in the United States.

Meeting of Consolidated's Shareholders (see page 18)

  The merger agreement must be approved by Consolidated's shareholders. Consolidated has called a meeting of shareholders to vote on whether to approve the merger agreement. The shareholders meeting will be held on August 30, 2000 at 9:00 a.m. local time at the Hotel Mead, 451 East Grand Avenue, Wisconsin Rapids, Wisconsin.

  Only holders of record of Consolidated shares at the close of business on July 25, 2000 are entitled to receive notice of, and to vote at, the Consolidated meeting. At the close of business on that day, there were 91,811,601 Consolidated shares outstanding.

Extraordinary General Meeting of Stora Enso's Shareholders (see page 20)

  In connection with the merger, Stora Enso's board of directors has convened an extraordinary general meeting of Stora Enso's shareholders for August 18, 2000. At the meeting, Stora Enso's shareholders will be asked to approve:

  . a resolution to approve the merger agreement;

  . a resolution to issue Stora Enso Series R shares that will allow for the creation and issuance of ADSs in the merger;

  . an authorization to the board of directors to issue Stora Enso options in place of currently outstanding Consolidated options;

  . a resolution to amend Stora Enso's articles of association to increase the maximum number of directors from 10 to 11;

  . a resolution to confirm the number of directors as 11; and

  . a resolution to elect George W. Mead to Stora Enso's board of directors.

  Stora Enso's board of directors has unanimously recommended that Stora Enso's shareholders approve these resolutions. The affirmative vote of holders of two-thirds by number and voting power of the Stora Enso Series A shares and Series R shares represented and voting as a single class at the extraordinary general meeting is required to approve the issuance of Stora Enso Series R shares in the merger, the authorization to issue stock options in place of currently outstanding Consolidated options and the amendment to the articles of association described above.

  As of June 30, 2000, directors and executive officers held 25,301 Stora Enso Series A shares and 1,028,776 Stora Enso Series R shares (excluding 81,430,392 Series A shares and 16,467,836 Series R shares as to which the directors and executive officers may be deemed to have beneficially shared voting power), representing less than 0.1% and 0.2% of the outstanding Series A and Series R shares, respectively, and less than 0.1% of the votes entitled to be cast at the Stora Enso extraordinary general meeting.

  Each of Stora Enso's directors and officers has informed Stora Enso that, as of the date of this document, he intends to vote his shares in favor of the resolutions presented at the extraordinary general meeting.

Comparative Rights of Shareholders of Stora Enso and Consolidated (see page
154)

  As a result of the merger, some or all of your Consolidated shares may be converted into Stora Enso ADSs. Because Consolidated is a corporation organized under the laws of Wisconsin and Stora Enso is a corporation organized under the laws of the Republic of Finland, there are differences between the rights of Consolidated shareholders and the rights of holders of Stora Enso ADSs and underlying Stora Enso Series R shares. For a discussion of some of these differences, see "Comparison of Rights of Stora Enso Shareholders and Consolidated Shareholders," "Description of Stora Enso Series R Shares" and "Description of Stora Enso American Depositary Shares."

Comparative Market Price Information

  The following table presents per share closing market prices as reported on the NYSE for the Consolidated shares and the closing price for the Stora Enso Series R shares on the Helsinki Stock Exchange on February 18, 2000, the last trading day on both the NYSE and the Helsinki Stock Exchange prior to any public announcement of the signing of the merger agreement, and on July 25, 2000, the latest practicable date prior to the printing of this document. The table also presents implied equivalent per share values for the Consolidated shares on each date by multiplying the price per Stora Enso Series R share by the exchange ratio that would have been applicable if the average trading price used in determining the exchange ratio were equal to the closing price of the Stora Enso Series R shares on that day, converted into U.S. dollars at the currency exchange rate for that day published in the U.S. edition of the Financial Times.

  We urge you to obtain current market quotations for the Consolidated shares and the Stora Enso Series R shares before making a decision with respect to the merger.

                                 Stora Enso      Consolidated Implied value per
                            Series R share price share price  Consolidated share
                            -------------------- ------------ ------------------
February 18, 2000..........     (Euro)13.30        $ 26.00          $44.00
July 25, 2000..............     (Euro)11.59        $40.875          $39.51

Currencies and Exchange Rates

  References in this document to "dollars," "USD" or "$" are to the currency of the United States and references to "euros," "EUR" or "(Euro)" are to the currency of the European Union's Economic and Monetary Union. References to "Finnish markka" or "FIM," when used with respect to any time or period before January 1, 1999, are to the currency of the Republic of Finland and, when used with respect to any time or period after January 1, 1999, are to the sub-unit of the euro. References to "Swedish krona," "Swedish kronor" and "SEK" are to the currency of the Kingdom of Sweden.

  Solely for your convenience, this document contains translations of selected euro amounts into U.S. dollars at specified rates. You should not take these translations as assurances that the euro amounts currently represent U.S. dollar amounts or could be converted into U.S. dollars at the rate indicated or any other rate, at any time.

  In this document, unless otherwise stated, euros have been translated into U.S. dollars at the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York on March 31, 2000, which was $0.9574 per (Euro)1.00 ($1.00=(Euro)1.0445). On July 25, 2000, the latest practicable date for which exchange rate information was available prior to the printing of this document, the noon buying rate was $0.9391 per (Euro)1.00 ($1.00=(Euro)1.065).

  The period end, average and range of high and low U.S. dollar/euro exchange rates for the five-year period ended December 31, 1999 and the six months ended June 30, 2000 are presented in the section entitled "Currency and Exchange Rate Information."

Comparative Historical and Pro Forma Per Share Data

  The following tables present unaudited historical and pro forma per share data that reflect the completion of the merger based upon the historical financial statements of Consolidated and Stora Enso. The pro forma data is not indicative of the results of future operations or the actual results that would have occurred had the merger been consummated at the beginning of the periods presented. You should read the data presented below together with the historical consolidated financial statements, including applicable Notes, of Consolidated Papers, which are incorporated by reference into this document, and of Stora Enso, which are included in this document beginning on page F-1, and the Unaudited Pro Forma Combined Financial Information and Notes appearing in this document.

  The first and second columns on the left in the tables present historical per share amounts for Stora Enso and Consolidated. Historical figures are for the year ended December 31, 1999 and three month period ended March 31, 2000. The third columns set forth pro forma equivalent data based on 139,848,037 Stora Enso Series R shares assumed to be issued in the merger based upon an assumed exchange ratio of 3.079 Series R shares per Consolidated share. The assumed exchange ratio was based upon $44.00 divided by $14.29, the midpoint in the range of U.S. dollar equivalent prices for the Stora Enso Series R shares used to calculate the merger consideration. Solely for your convenience, Stora Enso pro forma and pro forma equivalent amounts in the third columns have been translated into U.S. dollars at the exchange rate of (Euro)1.00=$0.9574, the noon buying rate at March 31, 2000.

  The tables include historical and pro forma dividend information. For a description of Stora Enso's ability to declare future dividends, see "Description of Stora Enso Series R Shares--Dividends and Other Distributions."

                                 As of and for the year ended December 31, 1999
                         ---------------------------------------------------------------
                              Stora Enso          Consolidated     Stora Enso pro forma
                         historical per share historical per share  per share/ADS(/1/)
                         -------------------- -------------------- ---------------------
                                (Euro)                 $             (Euro)        $
Amounts under U.S. GAAP
Earnings
  Basic.................         0.72                 0.73               0.38       0.36
  Diluted...............         0.72                 0.73               0.37       0.36
Dividends...............         0.40                 0.88
Book value..............         8.16                14.91

                            As of and for the three month period ended March 31, 2000
                         ---------------------------------------------------------------
                              Stora Enso          Consolidated     Stora Enso pro forma
                         Historical per share Historical per share     per share/ADS(/1/)
                         -------------------- -------------------- ---------------------
                                (Euro)                 $             (Euro)        $
Amounts under U.S. GAAP
Earnings
  Basic.................         0.37                 0.28               0.26       0.25
  Diluted...............         0.36                 0.28               0.26       0.25
Dividends...............          --                  0.22
Book value..............         8.23                14.99              10.31       9.87

--------
(1) The Stora Enso pro forma amounts do not include the results or assets of the energy operations that were sold on May 31 and June 5, 2000 as described under "Information About Stora Enso--Recent Developments--Sale of Energy Assets."

Selected Historical Financial Data

  The following tables set forth selected historical financial data for Stora Enso and Consolidated for each of the last five fiscal years ended December 31, 1999 and the three month periods ended March 31, 1999 and 2000. The selected historical annual financial data has been derived from, and should be read in conjunction with, Consolidated's annual audited consolidated financial statements, including the related notes, incorporated by reference into this document and Stora Enso's audited consolidated financial statements, including the related notes, included in this document beginning on page F-1. All balances prior to January 1, 1999 have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999. See Note 1 to the Stora Enso consolidated financial statements.

  The selected historical financial data for the three months ended March 31, 1999 and 2000 is unaudited and has been derived from, and should be read in conjunction with, Consolidated's unaudited quarterly consolidated financial statements, including the related notes, incorporated by reference into this document and Stora Enso's unaudited quarterly consolidated financial statements, including the related notes included in this document beginning on page F-65.

  Per share amounts for Stora Enso have been restated to reflect the shares issued to STORA shareholders in 1998. Per share amounts for Consolidated for 1998 and prior years have been restated to reflect Consolidated's two-for-one stock split in May 1998.

  Stora Enso reports in accordance with International Accounting Standards, called IAS, and Consolidated reports in accordance with U.S. GAAP. The main differences between International Accounting Standards and U.S. GAAP that are relevant to Stora Enso's consolidated financial statements are discussed in
Note 28 to Stora Enso's historical consolidated financial statements.

 Stora Enso

                                                                 Three months
                                                                 ended and at
                           Year ended and at December 31,          March 31,
                         --------------------------------------- -------------
                          1995   1996   1997   1998        1999   1999   2000
                         ------ ------ ------ ------      ------ ------ ------
                           ((Euro)  in millions, except per share data)
IAS
Sales................... 10,583  9,510  9,998 10,490      10,636  2,615  2,992
Net profit for the
 period.................  1,007    369    409    191(/1/)    752    155    294
Earnings per share-
 diluted................   1.32   0.48   0.54   0.25(/1/)   0.99   0.20   0.39
Total assets............ 14,664 14,569 15,554 15,413      16,034 16,142 16,331
Long-term debt..........  4,910  3,783  4,209  4,294       3,846  4,360  3,830
Dividends per share.....   0.32   0.30   0.33   0.35        0.40    --     --
U.S. GAAP
Net income for the
 period.................    --     --     --      14         550    --     --
Basic earnings per
 share..................    --     --     --    0.02        0.72    --     --
Diluted earnings per
 share..................    --     --     --    0.02        0.72    --     --
Total assets............    --     --     --  16,511      16,814    --     --

--------
(1) Includes non-recurring items totaling (Euro)471 million.

 Consolidated Papers

                                                                        Three
                                                                       months
                                                                      ended and
                                                                      at March
                             Year ended and at December 31,              31,
                          ------------------------------------------ -----------
                          1995(/1/) 1996  1997(/2/) 1998       1999  1999  2000
                          --------- ----- --------- -----      ----- ----- -----
                             (U.S.$ in millions, except per share data)
U.S. GAAP
Net sales...............    1,579   1,545   1,679   1,989      1,839   459   483
Net earnings............      229     179     118     102(/3/)    66    14    25
Earnings per share-
 diluted................     2.57    2.00    1.31    1.13(/3/)  0.73  0.15  0.28
Total assets............    1,933   2,532   3,348   3,627      3,526 3,641 3,529
Long-term debt and lease
 obligations............      197     735   1,325   1,520      1,270 1,507 1,234
Dividends per share.....     0.72    0.84    0.84    0.87       0.88  0.22  0.22

--------
(1) 1995 amounts reflect the acquisition, effective July 1, 1995, of Niagara of Wisconsin Paper Corporation, Lake Superior Paper Industries and Superior Recycled Fiber Industries.
(2) 1997 amounts reflect the acquisition, effective October 1, 1997, of Repap USA, Inc.
(3) Includes a $4.6 million after-tax extraordinary loss on debt extinguishment.

Unaudited Pro Forma Combined Financial Information

  We are providing the following pro forma combined financial information to give you a better understanding of what the results of operations and financial position of Stora Enso might have looked like had the merger occurred on an earlier date. This information is provided for illustrative purposes only and does not show what the results of operations or financial position of Stora Enso would have been if the merger had actually occurred on the dates assumed. This information also does not indicate what Stora Enso's future operating results or combined financial position will be.

  Please see "Unaudited Pro Forma Combined Financial Information" for a more detailed explanation of this analysis.

 Basis of Presentation

  The unaudited pro forma combined financial information gives pro forma effect to the merger, after giving effect to the sale of the energy assets and the pro forma adjustments described in the notes to the unaudited pro forma combined financial information. Stora Enso will account for the merger as a purchase of Consolidated. The unaudited pro forma combined balance sheet at March 31, 2000 gives effect to the merger and the sale of the energy assets as if the transactions had occurred on March 31, 2000. The unaudited pro forma combined income statement for the year ended December 31, 1999 and for the three month period ended March 31, 2000 gives effect to the merger and the sale of the energy assets as if the transactions had occurred on January 1, 1999.

  The unaudited pro forma combined financial information is based on the historical consolidated financial statements of Stora Enso and Consolidated Papers, which are prepared in accordance with IAS and U.S. GAAP, respectively. The historical income statements of Stora Enso and Consolidated Papers for the year ended December 31, 1999 are from the audited financial statements of the respective companies. The consolidated historical balance sheets of Stora Enso and Consolidated Papers as of March 31, 2000 and the consolidated income statements for the three months ended March 31, 2000 are from the unaudited consolidated financial statements of the respective companies which are included in this document and incorporated by reference. IAS differs in several respects from U.S. GAAP. The unaudited pro forma financial information for Stora Enso has been adjusted to U.S. GAAP for all periods presented. Note 28 to Stora Enso's 1999 audited historical consolidated financial statements provides a description of the principal differences between IAS and U.S. GAAP as applied to Stora Enso.

 Unaudited Pro Forma Combined Financial Statement Data

                                                                   Three month
                                                  Year ended      period ended
                                               December 31, 1999 March 31, 2000
                                               ----------------- ---------------
                                                (Euro)     $     (Euro)     $
                                                (in millions, except per share
                                                             data)
   Sales...................................... 11,966.2 11,456.5 3,392.9 3,248.3
   Net income for the period..................    341.0    326.4   236.1   226.0
   Earnings per share--Basic..................     0.38     0.36    0.26    0.25
   Earnings per share--Diluted................     0.37     0.36    0.26    0.25

                                  RISK FACTORS

  In addition to the other information contained, or incorporated by reference, in this document, holders of Consolidated shares should consider carefully the following factors in evaluating the merger agreement and Stora Enso and its business.

Risk Factors Relating to the Merger


 If we do not achieve the expected cost savings and other financial and operating benefits from the merger, Stora Enso's earnings will suffer and the value of Stora Enso's ADSs may be adversely effected.

  The merger involves the integration of two large companies that have previously operated independently and have geographically dispersed operations. As a result, the merger will present challenges to management, including the integration of the operations, technologies and personnel of Consolidated and Stora Enso, and special risks, including possible unanticipated liabilities, unanticipated costs, diversion of management attention and loss of personnel.

  Stora Enso may not be able to successfully integrate or profitably manage Consolidated's businesses. Following the merger, Consolidated's businesses may not achieve sales levels, profitability or cost savings that justify the investment made and the merger may not be accretive to earnings in any future periods. In addition, there can be no assurance as to whether, when or the extent to which the combined company will be able to realize approximately $110 million of annual cost savings and other financial and operating benefits anticipated to result from the merger. If the expected benefits are not realized, it could have a material adverse effect on the combined company's earnings and the value of Stora Enso ADSs.

 Regulatory authorities may impose conditions that jeopardize orderly completion of the merger or reduce the anticipated benefits of the merger.

  Completion of the merger requires notification to, or approval of, different regulatory agencies, federal and state regulators of utility companies, and antitrust and competition authorities. These regulatory authorities may impose conditions that jeopardize or delay the merger or reduce the anticipated benefits of the merger. The merger agreement provides that Stora Enso may refrain from proceeding with the merger rather than agree to burdensome requirements imposed by regulatory authorities as a condition to approving the merger or otherwise permitting it to proceed.

 You cannot be certain of the value of the Stora Enso ADSs to be issued in the merger.

  The value of the Stora Enso ADSs and the underlying Series R shares to be issued in the merger will fluctuate and will depend on, among other things, the market price of the Stora Enso Series R shares, currency exchange rates and the actual exchange ratio for the merger. The market price of the Stora Enso ADSs and the underlying Series R shares to be issued in the merger may vary as a result of, among other things, changes in the business, operations or prospects of Stora Enso or Consolidated or market assessments of the impact of the merger. In addition, the stock markets have recently experienced significant price and volume fluctuations, which could have an adverse effect on the trading price of Stora Enso Series R shares prior to the merger. The exchange ratio may vary from 2.678 to 3.621 ADSs issuable in the merger per Consolidated share.

  So long as the average trading price per Stora Enso Series R share is within the exchange ratio collar of $12.15 to $16.43, the ADSs to be issued in the merger are generally intended to have a value close to $44.00 per Consolidated share at the effective time of the merger. However, because the calculated average Stora Enso Series R share price and the actual Stora Enso Series R share price at the effective time of the merger are likely to be different, even if the average Stora Enso Series R share price is between $12.15 and $16.43, the exchange ratio is unlikely to yield a number of ADSs worth exactly $44.00 either at the time of the merger or at the time you receive Stora Enso ADSs.

  If the average trading price of Stora Enso Series R shares is below $12.15, then you will receive 3.621 Stora Enso ADSs which would have a value, based on the average trading price, of less than $44.00, for each Consolidated share you own. The trading price of Stora Enso's Series R shares has declined since we executed the merger agreement and has not returned to the levels prevailing prior to announcement of the merger. Recent trading prices for the Series R shares have been below a $12.15 equivalent. If this continues, the value of the
3.621 Stora Enso ADSs you would receive in the merger per Consolidated share would be less than $44.00.

  Furthermore, because the actual trading price of Stora Enso Series R shares at the time of the merger may be lower or higher than the calculated average trading price, the value of the ADSs to be issued in the merger, at the time of the merger and at the time you receive Stora Enso ADSs, may be lower or higher than the value of those ADSs based on the calculated average trading price.

  In addition, the exchange of certificates representing your Consolidated shares for Stora Enso ADSs will not take place immediately upon completion of the merger. The value of the Stora Enso ADSs you receive in the merger may be lower or higher at the time you actually receive them, and so become able to sell them, than at the time of the merger.

  We refer you to the information found under the heading "Summary of the Merger Agreement--Consideration to be Received in the Merger" for a description of the exchange ratio formula. We urge you to review the information found in that section carefully.

 The termination fee may discourage other companies from trying to acquire Consolidated.

  In the merger agreement, Consolidated agreed to pay a termination fee of up to $120 million, plus expenses of up to $1 million, to Stora Enso in specified circumstances, including where a third party acquires or seeks to acquire Consolidated. This could discourage other companies from trying to acquire Consolidated even though those other companies might be willing to offer greater value to Consolidated shareholders than Stora Enso has offered in the merger agreement. In addition, payment of the termination fee may have a material adverse effect on Consolidated.

Risk Factors Relating to Ownership of Stora Enso ADSs

 Continued competition in the paper and forest products market may negatively impact Stora Enso's profitability and require Stora Enso to make significant capital expenditures.

  The paper and forest products markets in which Stora Enso operates are mature and highly competitive. Stora Enso has from time to time experienced pricing pressure from competitors in many of its product lines and geographic markets. Stora Enso competes principally with a number of large international paper and forest product companies, as well as numerous regional and more specialized competitors. This competitive environment has been a principal factor behind the large fluctuations in profitability Stora Enso has experienced in recent years. In addition, competitive pressures have required Stora Enso to make significant investments in its manufacturing facilities and for product development. There can be no assurance that Stora Enso will have sufficient resources to maintain similar levels of capital investment in the future. For a discussion of the various factors that cause fluctuations in profitability, see "Stora Enso Management's Discussion and Analysis of Financial Condition and Results of Operations--Industry Overview--Introduction."

 Significant capital investments may be necessary to achieve Stora Enso's growth plans, which may reduce earnings and negatively impact the value of your Stora Enso ADSs.

  Stora Enso's growth plans may require significant capital investments, in particular, in relation to any major acquisitions that Stora Enso may undertake in the future. Stora Enso's ability to meet these capital requirements depends on numerous factors such as the availability of funds from operations and access to additional debt and equity financing. No assurance can be given that the necessary funds will be available. Moreover, incurrence of additional debt financing may involve restrictive covenants that could negatively impact Stora Enso's ability to operate the combined business in the desired manner and raising additional equity may be dilutive to shareholders. The failure to obtain funds necessary for the realization of Stora Enso's growth plans could prevent Stora Enso from realizing its growth strategy and, in particular, could force Stora Enso to forgo acquisition opportunities that may arise in the future. This could, in turn, have a negative impact on Stora Enso's competitive position.

 Stora Enso's growth strategy depends in part on making successful acquisitions or mergers and the failure to make successful acquisitions or mergers could have a negative impact on its competitiveness. Additional acquisitions may expose Stora Enso to new liabilities.

  The paper and forest products industry has been experiencing a wave of consolidation driven in part by a desire to achieve economies of scale and synergies. As part of its strategy, Stora Enso will seek further growth through acquisitions of, or mergers with, other paper and/or forest products companies to stay competitive with its increasingly larger competitors or to enhance its position in its core areas of operation. This strategy entails risks that could negatively impact Stora Enso's results of operations or financial condition. These risks include unidentified liabilities of the companies Stora Enso may acquire or merge with, the possible inability to successfully integrate and manage acquired operations and personnel, the potential failure to achieve the economies of scale or synergies sought and the diversion of management's attention away from other ongoing business concerns. In addition, Stora Enso may not be able to identify attractive acquisition or merger opportunities and might not be able to make acquisitions or mergers on attractive terms. Regulation of merger and acquisition activity by the European Union or the United States might also limit Stora Enso's ability to make future acquisitions or mergers. Stora Enso might also be required to record significant amortization expenses related to goodwill or other intangible assets in connection with possible future acquisitions.

 The impact of electronic media on the way paper is bought and sold may have a negative effect upon Stora Enso's profitability.

  The increasing use of computers and electronic media is expected to have a significant impact on the way many types of goods, including paper, are marketed, bought and sold. For example, advances in electronic media have made possible the growth of electronic paper exchanges and Internet-based paper auction sites. The continued growth of an electronic market for paper may result in a shift in paper buying patterns, which may conflict with traditional distribution methods, and may negatively affect Stora Enso's profit margins.

 If Stora Enso is unable to continue importing wood from Russia and the Baltic states, it may be forced to pay higher prices for this key raw material or alter its manufacturing operations.

  Stora Enso depends on suppliers in Russia and the Baltic states for approximately 24% of its annual wood requirements in Finland and Sweden. To the extent these suppliers are subject to economic, political, legal or other difficulties or restrictions, the supply of raw material to Stora Enso may be interrupted. In the event of a significant interruption in the supply of raw materials from Russia and the Baltic states, Stora Enso would seek to obtain raw materials from alternative sources, but there can be no assurance that it would be able to do so without any adverse impact on its manufacturing operations, such as interruption or downscaling of production or change in the product mix, or increased costs which could, in turn, have a material adverse effect on Stora Enso's financial condition and results of operations.

 Exchange rate fluctuations may have a significant adverse impact on Stora Enso's financial results.

  As a consequence of the global nature of its business, Stora Enso from time to time will be exposed to risks associated with changes in foreign currency exchange rates which may have an adverse effect upon Stora Enso's financial condition and operating results. Currency risk exposure will primarily affect Stora Enso's export operations to the extent its sales are denominated in currencies other than those in which Stora Enso incurs manufacturing costs. A significant portion of Stora Enso's sales are denominated in currencies, consisting primarily of the British pound sterling, U.S. dollar and Swedish krona, other than the euro. In addition, Stora Enso's reported earnings may be affected by fluctuations between the euro, its reporting currency from the beginning of 1999, and the non-euro currencies in which Stora Enso's various subsidiaries, including all of its Swedish subsidiaries, report their results of operations when results of operations are translated back into euros. In addition, appreciation of the euro compared with the U.S. dollar would reduce the competitiveness of the products Stora Enso produces in Europe against imports from the United States. The increased competition could lead to lower sales and earnings. Furthermore, the euro value of Stora Enso's sales and earnings in U.S. dollars would be reduced. As a result, currency exchange rate fluctuations between the euro and other currencies, such as the British pound sterling or U.S. dollar, may have a material adverse effect upon Stora Enso's financial condition or results of operations in the future.

 Stora Enso may face high costs for compliance with and clean-up under environmental laws and regulations, which would reduce profit margins and earnings.

  Stora Enso is subject to various environmental laws and regulations in the jurisdictions in which it operates, governing, among other things, wood procurement, use of recycled material and different forms of production discharges and emissions. Stora Enso has been the subject of a variety of complaints relating to, among other things, odors emitted from its mills, soil contamination, high levels of organic matter and mercury near its mills, and the failure of some of its mills to execute their environmental plans. The risk of substantial environmental costs and liabilities is inherent in industrial operations, including the paper and forest products industry, and there can be no assurance that Stora Enso will not incur significant costs and liabilities in the future or that the adoption of increasingly strict environmental laws, regulations and enforcement policies will not result in substantially increased costs and liabilities in the future. Higher regulatory, environmental and similar costs would reduce Stora Enso's profit margins and earnings.

 The value of Stora Enso's investments in countries outside of Western Europe and North America may be adversely affected by political, economic and legal developments in these countries.

  Stora Enso has manufacturing operations in countries outside of Western Europe and North America, including Brazil, the Czech Republic, Poland, Russia, Thailand and the People's Republic of China. The political, economic and legal systems in these countries are less predictable than in countries with more developed institutional structures. Political or economic upheaval, changes in laws and other factors may have a material effect upon Stora Enso's operations in these countries and, in turn, the amount of income from, and the value of, the investments Stora Enso has made in relation to its operations in such countries. The more significant risks of operating in emerging market countries arise from the establishment or enforcement of foreign exchange restrictions, which could effectively prevent Stora Enso from receiving profits from, or from selling its investments in, these countries. While none of the countries in which Stora Enso's operations are located currently has foreign exchange controls that have a significant effect on Stora Enso, most of these countries have imposed foreign exchange controls in the recent past and no assurance can be given that they will not reinstitute these controls in the future.

 Stora Enso's divestiture of a substantial portion of its energy generation assets may render it more susceptible to higher energy prices in the future.

  In May and June 2000, as part of its plan to divest non-core businesses, Stora Enso sold virtually all of its off-mill site energy generation operations, regional power distribution networks and other energy generation assets to Fortum Oyj. Stora Enso also plans to sell its minority interest in Pohjolan Voima Oy, a closely held Finnish power generator. After the second sale, Stora Enso's capacity to satisfy its own electrical energy consumption needs in Finland and Sweden will drop from approximately 90% to approximately 40%. As a result, increases in energy prices may have a greater impact on Stora Enso in the future than in the past. Because electricity is a significant component of Stora Enso's production costs, higher energy prices may have a material adverse effect on Stora Enso's financial condition and results of operations.

 U.S. owners of Stora Enso ADSs may not be able to exercise any preemptive or preferential rights or participate in future rights offerings.

  Due to various Finnish and U.S. laws and regulations, U.S. owners of Stora Enso ADSs may not be entitled to all of the rights possessed by Finnish or other non-U.S. holders of Stora Enso Series R shares. For instance, U.S. owners of Stora Enso ADSs may not be able to exercise any preemptive or preferential rights in respect of their shares, unless a registration statement under the Securities Act is effective with respect to such rights or an exemption from the Securities Act registration requirements is available. Stora Enso's management is under no legal obligation to file a registration statement under the Securities Act in order to facilitate the participation of U.S. owners of Stora Enso's ADSs and ordinary shares in any rights offerings.

 U.S. owners of Stora Enso ADSs may find it more difficult to exercise their voting rights than other Stora Enso shareholders.

  Due to Finnish legal restrictions on exercising voting rights attaching to shares held through a nominee, U.S. shareholders who choose to hold their Stora Enso Series R shares in the form of ADSs may find it more difficult to exercise their voting rights than shareholders who hold their shares in an individual account in the Finnish book-entry system. However, these owners of ADSs will have the ability to instruct Citibank, N.A., as depositary bank for the ADSs, as to the voting of the Series R shares underlying their ADSs. For a discussion of voting procedures, see "Description of Stora Enso American Depositary Shares--Voting Rights."

 U.S. holders of Stora Enso ADSs or Stora Enso Series R shares may be subject to additional tax liability.

  Under the double taxation treaty between Finland and the United States, U.S. holders may be subject to Finnish withholding tax, which they may credit against their U.S. federal income tax liability only if they meet complex requirements regarding U.S. foreign tax credits. For a discussion of this treaty and other tax aspects of owning Stora Enso ADSs, see "Taxation on Stora Enso Series R Shares and American Depositary Shares."

 The voting power of Stora Enso Series R shareholders, including holders of ADSs, is disproportionately low compared with their economic interest in the company.

  Stora Enso has two series of shares, Series A shares and Series R shares, which are identical in all respects except with respect to voting rights. Each Series A share carries one vote, while each Series R share carries one-tenth of a vote. The Stora Enso ADSs that shareholders of Consolidated are eligible to receive in the merger represent Series R shares. As a result, the holders of Stora Enso ADSs will have lower voting rights relative to the number of shares they hold in Stora Enso. Currently, Stora Enso Series R shares represent approximately 72% of the total outstanding shares of Stora Enso, but entitle the holders of Series R shares to only approximately 21% of the votes. After the merger, the Series R shares, including Series R shares represented by the ADSs, will represent approximately 77% of the total outstanding shares of Stora Enso, but will entitle the holders of Series R shares to only approximately 25% of the votes. This means that holders of Series R shares, including Series R shares represented by the ADSs, will have little power relative to their share ownership to determine matters submitted to a vote of shareholders, including the declaration of dividends, investments and the election and removal of members of Stora Enso's board of directors.

 Finnish legal restraints on the payment of dividends may adversely affect the amounts of dividends Stora Enso may pay in the future.

  Under Finnish law, dividends on the shares of a Finnish company are generally only paid annually after shareholder approval of both the company's results and the amount of the dividend proposed by the board of directors. The amount of any dividend is limited to the amount of distributable funds, which generally includes the profit from the preceding financial year, retained earnings from previous years and other unrestricted equity less the reported losses, capitalized incorporation costs, research and specified development costs, the acquisition costs of a company's own shares, and the amount that the articles of association may require be transferred to a reserve fund or otherwise be left undistributed. For a description of Stora Enso's ability to declare and pay dividends, see "Description of Stora Enso Series R Shares--Dividends and Other Distributions."

  Thus, Finnish law, the governing law of Stora Enso's domicile, is more restrictive than Wisconsin law, the governing law of Consolidated's domicile, with respect to funds available to pay dividends, which may negatively affect the amount of dividends Stora Enso may pay in the future.

 The trading markets for the Stora Enso ADSs and Series R shares may be less liquid than the market for Consolidated shares.

  Stora Enso ADSs have not previously been listed on the New York Stock Exchange and there can be no assurance that an active market will emerge for the ADSs. In addition, the main trading markets for Stora Enso's Series R shares, the Helsinki Stock Exchange and the OM Stockholm Exchange, have historically been less liquid than the New York Stock Exchange. No assurance can be given that, following the merger, the liquidity of the trading markets for Stora Enso ADSs and Series R shares will equal the historical liquidity for Consolidated shares on the New York Stock Exchange.

 A few significant shareholders may influence or control the direction of Stora Enso's business.

  The Finnish State holds 18.0% of Stora Enso's issued and outstanding shares, representing 24.1% of the company's voting rights, and Investor AB, a Swedish industrial investment company, holds 10.3% of the issued and outstanding shares representing 24.1% of its voting rights. Following the merger, the Finnish State and Investor AB will each control approximately 22.9% of Stora Enso's voting rights, respectively. Accordingly, the Finnish State and Investor AB will have significant power to influence matters submitted to vote of shareholders, such as the approval of the annual financial statements, declarations of annual reserves and dividends, capital increases, amendments to Stora Enso's articles of association and the election of the members of the board of Stora Enso. To the extent matters presented to Stora Enso's shareholders require approval of a percentage of shares represented at a meeting or of a super majority of outstanding shares, these investors may be able to significantly influence the outcome of the vote. For a description of significant holdings in Stora Enso, see "Ownership of Securities--Ownership of Stora Enso's Securities by Management and Significant Shareholders."

Forward-looking Statements in this Document May Prove Inaccurate

  This document contains forward-looking statements about Stora Enso, Consolidated and the combined company that are not historical facts but, rather, are statements about future expectations. When used in this document, the words "anticipates," "believes," "expects," "intends," "should" and similar expressions as they relate to Stora Enso, Consolidated or the combined company or the management of Stora Enso, Consolidated or the combined company are intended to identify forward-looking statements. We believe that our expectations are based on reasonable assumptions. However, forward-looking statements in this document are based on management's current views and assumptions and may be influenced by factors that could cause actual results, performance or events to be materially different from those projected. These forward-looking statements are subject to numerous risks and uncertainties. Important factors could cause actual results, performance or events to differ materially from those in the forward-looking statements, some of which are beyond the control of Stora Enso, Consolidated or the combined company. These factors include those described above under "Risk Factors" and:

  . the impact of general economic conditions in Europe, North America and Asia, and in other regions in which Stora Enso and Consolidated currently do business;

  . industry conditions, including competition and fluctuation in prices for the products of Stora Enso and Consolidated and the raw materials used to make them;

  . changes in laws and regulations, including monetary convergence and the further implementation of the European Union's Economic and Monetary Union;

  . fluctuation in interest rates; and

  . access to capital markets.

  The actual results or performance of Stora Enso, Consolidated or the combined company could differ materially from those expressed in, or implied by, these forward-looking statements and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Stora Enso, Consolidated or the combined company.

                      MEETING OF CONSOLIDATED SHAREHOLDERS

  The meeting of Consolidated shareholders will be held on August 30, 2000, at the Hotel Mead, 451 East Grand Avenue, Wisconsin Rapids, Wisconsin, at 9:00 a.m., local time.

Purpose

  The meeting is being held so that Consolidated shareholders may consider and vote upon a proposal to approve the merger agreement with Stora Enso, and to transact any other business that properly comes before the meeting or any adjournment. Approval of the merger agreement will also constitute approval of the merger and the other transactions contemplated by the merger agreement. A copy of the merger agreement is contained in Annex A.

  Consolidated's board believes that the merger is fair to and in the best interests of Consolidated and its shareholders and has unanimously adopted and approved the merger agreement and approved the merger. Consolidated's board unanimously recommends that the Consolidated shareholders vote FOR approval of the merger agreement.

Record Date

  Only holders of record of Consolidated shares at the close of business on July 25, 2000, are entitled to receive notice of and to vote at the Consolidated meeting. At the close of business on that day, there were 91,811,601 Consolidated shares outstanding, held by approximately 5,300 record holders.

Required Vote

  The affirmative vote of the holders of two-thirds of all votes entitled to vote at the Consolidated meeting is required to approve the merger agreement. For each Consolidated share you held on the record date, you are entitled to one vote on each proposal to be presented to shareholders at the meeting.

Proxies

  The persons named on the enclosed proxy card will vote all Consolidated shares represented by properly executed proxies which have not been validly and timely revoked. If no instructions are indicated, the persons named will vote the shares FOR approval of the merger agreement. Proxies which are marked abstain will have the effect of a vote against approval of the merger agreement.

  If your shares are held in "street name" in an account at a brokerage firm or bank, you must instruct it on how to vote your shares. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker or bank.

  If your shares are held in the Consolidated Employees' Stock Ownership Plan or either of the Consolidated 401(k) Plans, Fidelity Investments, as the trustee, will vote your shares in the manner in which you direct it by following the instructions provided to you by the trustee. However, if you fail to instruct the trustee on how to vote your shares, they will be counted along with other shares for which no voting instructions are received, and will be voted in proportion to the votes for which instructions are received.

  If your shares are held in the Consolidated Payroll Common Stock Purchase Plan, U.S. Bancorp Piper Jaffray, as administrator of the Plan, will vote your shares only if you provide directions on how to vote by following the instructions provided to you by U.S. Bancorp Piper Jaffray.

  Since approval of the merger agreement requires the affirmative vote of at least two-thirds of all votes entitled to be cast, abstentions, failures to vote and broker non-votes will have the same effect as a vote against approval of the merger agreement.

  Consolidated does not know of any matter not described in the notice of meeting that is expected to come before the meeting. If, however, any other matters are properly presented for action at the meeting, the persons named as proxies will vote the proxies in their discretion, unless authority is withheld. However, no proxy that is voted against the approval of the merger agreement will be voted in favor of any adjournment or postponement for the purpose of soliciting additional proxies.

  A shareholder may revoke a proxy at any time prior to its exercise by giving written notice to the secretary of Consolidated at Consolidated's principal executive offices, by signing and returning a later dated proxy or by voting in person at the meeting. Attendance at the meeting will not itself revoke a proxy.

  Do not send in any stock certificates with your proxy.

Solicitation of Proxies

  Consolidated's board is soliciting proxies on behalf of Consolidated. Consolidated will bear the entire cost of its proxy solicitation for the meeting.

  Consolidated has retained Georgeson Shareholder Communications Inc. for a fee of $8,500, plus expenses, to aid in the solicitation of proxies and to verify records related to solicitation of proxies. Upon request, Consolidated will reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers.

  Consolidated's directors, officers and regular employees may solicit proxies by telephone or otherwise, as well as through the mail. Consolidated's directors, officers and regular employees will not receive any additional compensation for any solicitation, but may be reimbursed for out-of-pocket expenses incurred. Consolidated expects the internal expenses of solicitation will be nominal.

Share Ownership of Management

  At the close of business on July 25, 2000, Consolidated's directors and executive officers beneficially owned and had the right to vote 10,514,704 shares or approximately 11.4% of the outstanding Consolidated shares, excluding shares over which George W. Mead, the chairman of the board of Consolidated, may be deemed to have beneficial ownership because of his position as a voting trustee of the Mead Voting Trust but as to which he has no economic interest. Consolidated's directors and executive officers have informed Consolidated that, as of the date of this document, they intend to vote for approval of the merger agreement.

Mead Voting Trust

  George W. Mead, Robert McKay and Sally M. Hands are voting trustees of the Mead Voting Trust, which holds 32,145,154 shares or 35.6% of the outstanding Consolidated shares. George W. Mead is a director and chairman of the board of Consolidated. The three voting trustees each individually own units of beneficial interest in the Mead Voting Trust. George W. Mead owns 1,386,020 units, Robert McKay owns 28,380 units and Sally M. Hands owns 2,629,274 units. Each unit of beneficial interest represents one Consolidated share. George W. Mead's individually owned units are included in the percentage of shares owned by Consolidated's directors and executive officers, as described above.

  Each unitholder will instruct the voting trustees how to vote the Consolidated shares represented by his or her units with respect to the merger. Concurrent with closing of the merger, the voting trust will be dissolved and the Consolidated shares in the voting trust will be distributed to the unitholders. Each unitholder will then make an election as to the type of consideration to be received. Each of the voting trustees has informed Consolidated that, as of the date of this document, he or she intends to vote the Consolidated shares represented by his or her units for approval of the merger agreement.

  For a more detailed discussion of the Mead Voting Trust, see "Ownership of Securities--Ownership of Consolidated Shares by Management and Significant Shareholders."

Elections as to Form of Consideration

  We have enclosed a blue election and transmittal form for your use in choosing to receive cash, ADSs or a combination of cash and ADSs in exchange for your Consolidated shares. If the exchange agent has not received your election and transmittal form by 5:00 p.m., New York City time, on the fifth business day after closing of the merger, the exchange agent will mail to you instructions and a letter of transmittal for your use in exchanging your Consolidated stock certificates for the merger consideration. You will not be able to choose to receive cash, ADSs or a combination of cash and ADSs in exchange for your Consolidated shares after 5:00 p.m., New York City time, on the fifth business day after the closing of the merger. The merger agreement specifies the merger consideration you will receive if you fail to timely transmit your election and transmittal form to the exchange agent. You may submit an election and transmittal form whether or not you vote in favor of the merger.

  In the event your shares are held in the Consolidated Employees' Stock Ownership Plan, either of the Consolidated 401(k) Plans, or the Consolidated Payroll Common Stock Purchase Plan, the trustee or administrator will provide you with instructions for making an election to receive cash and/or Stora Enso ADSs.

  If you hold your Consolidated shares in "street name" and your broker or bank has not delivered to the exchange agent your Consolidated shares and elected to receive cash, ADSs or a combination of cash and ADSs by 5:00 p.m., New York City time, on the fifth business day after closing of the merger, your Consolidated shares will be exchanged for the merger consideration specified in the merger agreement. For a more detailed description of the election procedures, see "Summary of the Merger Agreement--Share Election and Exchange Procedures."

           EXTRAORDINARY GENERAL MEETING OF STORA ENSO'S SHAREHOLDERS

  In connection with the merger, Stora Enso's board of directors has convened an extraordinary general meeting of Stora Enso's shareholders for August 18, 2000. At the meeting, Stora Enso's shareholders will be asked to approve:

  .  a resolution to approve the merger agreement;

  . a resolution to issue Stora Enso Series R shares that will allow for the creation and issuance of ADSs in the merger;

  . an authorization to the board of directors to issue Stora Enso options in place of currently outstanding Consolidated options;

  . a resolution to amend Stora Enso's articles of association to increase the maximum number of directors from 10 to 11;

  .  a resolution to confirm the number of directors as 11; and

  . a resolution to elect George W. Mead to Stora Enso's board of directors.

  Stora Enso's board of directors has unanimously recommended that Stora Enso shareholders approve these resolutions. The affirmative vote of holders of two-thirds by number and voting power of the Stora Enso Series A shares and Series R shares present and voting as a single class at the extraordinary general meeting is required to approve the issuance of Stora Enso Series R shares in the merger, the authorization to issue stock options in place of currently outstanding Consolidated options and the amendment to the articles of association described above.

  As of June 30, 2000, 208,951,188 Stora Enso Series A shares and 550,904,501 Stora Enso Series R shares were outstanding. Each Series A share and every ten Series R shares are entitled to one vote at the Stora Enso meeting.

  For a description of Stora Enso's significant shareholders, see "Ownership of Securities--Ownership of Stora Enso's Securities by Management and Significant Shareholders."

                                   THE MERGER

Background of the Merger

  In pursuing strategies for enhancing shareholder value, Consolidated regularly considered opportunities for acquisitions, dispositions and other strategic alliances. Consolidated's management was aware of changes occurring in the paper and forest products industry, including consolidation and globalization.

  In late October and November 1999, Consolidated's board met with representatives of Goldman, Sachs & Co. to discuss trends in the global paper industry and possible alternatives for enhancing shareholder value. The board considered a number of global paper industry trends, including the development of new low cost capacity, increased price volatility and customer and supplier consolidation. The board also reviewed the paper industry's financial and stock market performance in recent years and the recent trend of consolidation in the industry. The board decided to review a wide range of options, focusing particularly on whether the company should be an acquiror or should seek to be acquired by a larger company.

  At a meeting on October 23, 1999, the board discussed the possibility of a significant acquisition program. In the board's view, the Consolidated shares were undervalued by the market, making the issuance of additional common stock less attractive. An acquisition program financed by preferred stock or debt, which would add to the investment risk of current shareholders or might imperil the dividend, would need to offer significant future returns. The board also concluded that even those shareholders with a long history of ownership in Consolidated would be willing to consider an acquisition by a larger company, if a review of the alternatives indicated a sale of Consolidated to be the best course of action.

  The board then instructed management to retain Goldman Sachs to assist management in reviewing the options available to Consolidated, including a sale of the company, global or domestic mergers or acquisitions, a recapitalization of the company or continuing the company's current direction. Goldman, Sachs was retained on November 1, 1999.

  At a meeting of the board of directors on November 22, 1999, Consolidated's board reviewed with its financial and legal advisors a range of strategic alternatives as a means of realizing the value of Consolidated's business, including acquiring another company in the industry, financial restructuring and the merger or sale of Consolidated. Consolidated's outside legal counsel discussed with the board its fiduciary duties under applicable law.

  At the November 22, 1999 meeting, the board determined that some response to the changes affecting the industry was needed. Consolidated could continue as a mid-sized producer in a niche-oriented business or seek to become a part of a global producer with a diversified portfolio. Projections for Consolidated's current business plan were reviewed to assess likely future valuations for Consolidated's stock price. Based upon the projections, the view was that higher market valuations were not likely to be achieved by continuing operations as currently conducted. Further, the review determined that few opportunities for add-on acquisitions of quality assets having a good strategic fit and synergies existed. International growth or a major acquisition had similar concerns and also involved higher risk and additional management requirements and did not offer a clear opportunity to realize a premium over current market values for Consolidated shareholders.

  The board also reviewed a possible merger or sale of the company. Recent combinations in the industry were reviewed, including premiums paid. Ten major producers in the industry were identified as potentially interested parties. Each of the companies identified was larger than Consolidated and all but one had some coated paper operations. The group included companies with primarily domestic operations, as well as companies with international operations. In the view of the board, each of these companies had a potentially strong interest in acquiring a coated paper manufacturer such as Consolidated and most would be capable of paying a significant premium for Consolidated.

  At a meeting on January 4, 2000, Consolidated's board of directors conducted a further review of companies in the paper industry and authorized Goldman Sachs to contact the ten major producers described above regarding their potential interest in Consolidated. Following an initial contact by Goldman Sachs, six companies expressed interest and Consolidated distributed a confidential memorandum containing information about Consolidated to them upon the signing of a confidentiality agreement. The chairman and president of Consolidated and a representative of Goldman Sachs met with representatives of the interested companies. An additional company suggested a complex transaction structure that would not offer an opportunity for a premium to Consolidated shareholders. The suggested transaction was rejected.

  From January 19 through January 28, 2000, Consolidated management held due diligence meetings with interested parties. At those meetings, representatives from interested parties and their advisors discussed various matters relating to their respective businesses and the paper industry with Consolidated's management. The board was advised of the status of due diligence and expressions of interest at a meeting held on February 8, 2000. Interested parties were invited to present bids based upon a proposed form of merger agreement by February 17, 2000.

  On February 17, 2000, Consolidated received two bids, one from Stora Enso and one from a publicly-traded domestic paper manufacturer. The other manufacturer's offer was a fifty percent cash, fifty percent stock bid at a lower dollar value per share.

  At a meeting of Consolidated's board of directors on February 18, 2000, the board of directors, in consultation with Consolidated's senior management and Goldman Sachs and its other advisors, evaluated the bids received and decided to continue discussions with the parties that submitted proposals. At this time, senior management was authorized to make the determination as to the party with which final negotiations would be conducted, based on the outcome of these follow-up discussions. On February 18 and 19, Goldman Sachs had discussions with both bidders to clarify the proposals and discuss potential changes to the proposals.

  In light of the difference in the price per share of the two bids, the subsequent discussions with the lower bidder focused on the price per share. The bidder expressed a willingness to consider increasing its bid; however, no firm offer was ever made. The maximum per share value the bidder discussed was still below the Stora Enso bid.

  In light of the fact that Stora Enso was a foreign company with no securities publicly traded in the United States, the discussions with Stora Enso included the timing and process that would be required for the registration and listing of the ADSs so that a trading market could be established in the United States. Consolidated also sought to negotiate a higher price from Stora Enso. While Stora Enso was unwilling to increase the price offered, the parties agreed that the transaction would convert to an all cash transaction should Stora Enso be unable to register the Stora Enso ADSs by September 30, 2000 or list them on the NYSE or NASDAQ by October 31, 2000. Consolidated's board of directors took comfort from the established public market for Stora Enso's securities in Europe and believed that the provision described in the prior sentence satisfactorily eliminated any liquidity advantage that the domestic bidder had. Consolidated also asked for but did not receive the right to terminate the merger agreement if the value of Stora Enso Series R shares fell below a minimum level.

  The parties and their respective advisors then held various conference calls to discuss the possible merger of Consolidated with Stora Enso. On February 19 and 20, 2000, Consolidated and Stora Enso and their respective legal and financial advisors met in New York to continue to negotiate the detailed terms of merger agreement, including the items listed below. The chairman and president of Consolidated directed the negotiations. A team of Stora Enso's management was present and participated in the negotiations, including the senior vice president-corporate strategy and investments and the senior vice president-comptroller, with the telephonic participation of other members of the executive management, including the chief executive officer and the senior executive vice president, financial control and legal affairs.

  The merger agreement that was negotiated and ultimately submitted to the boards of directors of Consolidated and Stora Enso differed from the form proposed in the bid materials in a number of material respects, including the following:

  . the merger consideration was set at a value of $44.00 per Consolidated share;

  . a range of 2.678 to 3.621 Stora Enso ADSs was set as a collar for the number of ADSs to be issued for each Consolidated share that is converted into ADSs;

  . the merger consideration would convert to all cash should Stora Enso be unable to register the Stora Enso ADSs by September 30, 2000 or list them on the NYSE or NASDAQ by October 31, 2000;

  . a termination fee of up to $120 million payable to Stora Enso or $40 million payable to Consolidated, if the merger agreement were to be terminated under specified circumstances, was established;

  . election of George W. Mead or another member of Consolidated's current board of directors to serve on the board of Stora Enso for a period of two years after the merger;

  . conversion of outstanding options to purchase Consolidated shares into options to purchase ADSs instead of converting them into cash;

  . the list of actions requiring Stora Enso's prior written consent was expanded to cover unbudgeted capital expenditures in excess of $10 million, entering into agreements restricting competition, settlement of material litigation or proceedings, incurring liens outside of the ordinary course of business, making investments outside of the ordinary course of business and making tax elections;

  . Consolidated agreed to terminate its dividend reinvestment and share purchase plan;

  . Stora Enso's obligation to continue current directors' and officers' liability insurance policies was limited to the expenditure of no more than twice the current annual premium;

  . Stora Enso's obligation to provide 30 days' advance written notice to employees prior to termination was limited to 6 months following the merger and to exclude any termination for cause;

  . Stora Enso's obligation to honor Consolidated's severance policy was reduced from 2 years to 1 year following the merger;

  . the covenant to use best efforts to obtain regulatory approvals was modified so that Stora Enso is not required to agree to divest the assets of Consolidated Water Power Company, other than the retail sales assets, or to agree to conditions which in its judgment would be reasonably likely to have a material adverse effect on the business or operations of Consolidated or to materially adversely impact the economic, strategic or business benefits of the merger;

  . the proposed provision restricting Stora Enso from taking any action for 2 years following a termination of the merger agreement from acquiring in excess of 1% of any class of Consolidated securities, soliciting proxies from holders of Consolidated voting securities, calling a meeting of Consolidated shareholders or participating in any business combination proposal involving Consolidated was deleted.

  On February 21, 2000, Consolidated's board of directors held a meeting with Consolidated's senior management and legal and financial advisors to consider the merger agreement, the terms that had been negotiated with Stora Enso, the regulatory approvals required and an estimated timetable for closing the transaction. At the meeting, Consolidated's management reviewed the status of negotiations, including the resolution of previously open issues, the principal terms of the proposed transaction, the strategic reasons for the merger and the material factors for and against the merger. Goldman Sachs reviewed with the Consolidated board the financial analyses performed in their evaluation of the consideration to be received by holders of Consolidated shares in the merger. Consolidated's legal advisors reviewed the terms of the merger agreement, and how they differed from the form proposed in the bid materials. Based upon the terms of the definitive merger agreement, Goldman Sachs rendered its oral opinion, subsequently confirmed by delivery of a written opinion, to the effect that, based upon and subject to the matters described in its opinion, as of that date the consideration to be received by the holders of Consolidated shares in the merger was fair from a financial point of view to the shareholders. Consolidated's board of directors unanimously approved the merger agreement and the merger.

  Stora Enso's board of directors also met on February 21, 2000. At this meeting, members of Stora Enso's senior management advised the board about the terms of the merger agreement that had been negotiated with Consolidated and reviewed the strategic and financial reasons for the merger. Stora Enso's board unanimously approved the merger agreement and the merger.

  The merger agreement was signed and a press release was issued on February 22, 2000.

Consolidated's Reasons for the Merger and Board Recommendation

  Consolidated's board of directors believes that the merger will allow it to accomplish a number of important business objectives.

  Consolidated's board of directors believes that the merger is fair to you and in your best interests. At its February 21, 2000 meeting, Consolidated's board unanimously approved the merger agreement. Set forth below are the material factors weighing in favor of the merger that Consolidated's board considered in reaching its decision to approve the merger agreement and to recommend that you vote to approve the merger agreement:

  . the belief that the combined business of Consolidated and Stora Enso will have a stronger presence in their markets than Consolidated standing alone;

  . the opportunity for shareholders to achieve a premium of 69% from the cash and ADSs payable as merger consideration by Stora Enso over the market price of $26 per share at which Consolidated shares traded immediately prior to announcement of the transaction;

  . the ability of Consolidated shareholders to continue to invest in the paper industry through ownership of Stora Enso ADSs;

  . the ability to elect the form of consideration per share which enables those shareholders who wish to receive more cash to so elect and those shareholders who prefer to receive more Stora Enso ADSs to so elect;

  . the fact that receipt of ADSs in the merger is expected to be tax free to Consolidated shareholders;

  . the possible enhancement of Consolidated's existing businesses as a result of combining with those of Stora Enso, attributable in part to the greater size and financial strength of the combined companies;

  . the judgment, advice and analysis of Consolidated's management, including the results of Consolidated's due diligence investigations;

  . the board's belief, based upon its review of other strategic alternatives available to Consolidated, including remaining independent, as described above, that the merger would generate higher value for Consolidated's shareholders than those other strategic alternatives;

  . the prospects for Consolidated to serve as a platform for Stora Enso's
    North American operations;

  . the history of Consolidated's discussions with other parties, including the opportunity provided to other parties to submit proposals to Consolidated, and the negotiations between Consolidated and Stora Enso that led the board to conclude that the per share consideration was the best price available;

  . the financial presentation of Consolidated's financial advisor, Goldman
    Sachs, and its opinion as to the fairness, from a financial point of view, of the merger consideration to Consolidated shareholders; and

  . the limited overlap in the markets and customer base of Consolidated's and Stora Enso's respective businesses and the expectation that the merger would not present complicated regulatory issues or require significant divestitures.

  Consolidated's board of directors considered the following material factors weighing against the merger in reaching its decision to approve the merger agreement and to recommend that you vote to approve the merger agreement and the merger:

  . the possibility that Consolidated's shareholders might achieve more value over the long-term from continued operation of Consolidated as an independent company;

  . the possibility that Consolidated shareholders may not receive the type of consideration that they elect because Stora Enso will pay to Consolidated's shareholders, in the aggregate, cash for one half of the outstanding Consolidated shares and Stora Enso ADSs for the other half, even if more than one half of Consolidated's shareholders choose cash or ADSs;

  . the possibility that Consolidated shareholders may receive Stora Enso ADSs with a value less than $44.00 if trading prices of Stora Enso's Series R shares declined below a $12.15 equivalent;

  . the fact that Consolidated would not be able to terminate the agreement for a decline in the trading price of Stora Enso's Series R shares;

  . the risk that Consolidated would be required to pay a termination fee of up to $120 million if the merger agreement were to be terminated under specified circumstances;

  . the risk that synergies anticipated to result from the merger may not be realized; and

  . the fact that there was not a public market for the Stora Enso ADSs in the United States.

  Consolidated's board of directors was also aware of the interests of its executive officers and directors in the merger, as described under "The Merger--Interests of Members of Consolidated's Board and Management."

  Due to the variety of factors considered in connection with its evaluation of the merger, Consolidated's board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. Individual members of the board may have assigned different weights to different factors or may have considered additional factors not listed above.

  Consolidated's board of directors weighed both the material factors in favor of and against the merger and determined that the material factors in favor of the merger outweighed the material factors against the merger. Consequently, it was the judgment of the Consolidated board that the merger is in the best interests of Consolidated and its shareholders.

  As a result of the decline in the trading price of Stora Enso's Series R shares since the merger agreement was signed to a level below the equivalent of $12.15, it is likely that 3.621 Stora Enso ADSs will be issued in the merger for each Consolidated share to be converted into ADSs and that those 3.621 Stora Enso ADSs would have a value of less than $44.00. Consolidated's board of directors was aware of this possibility under the terms of the merger agreement at the time the merger agreement was approved.

  Consolidated's board of directors unanimously recommends that you vote to approve the merger agreement.

Stora Enso's Reasons for the Merger

  Stora Enso's rationale for the transaction includes the opportunity to expand into the world's largest paper market by acquiring Consolidated, the premier coated and supercalendered paper producer in the United States, with leading market positions in Stora Enso's core paper grades. Stora Enso management believes that the combination will create a powerful North American platform for future growth and competitiveness.

  As a result of the decline in the trading price of Stora Enso's Series R shares since the merger agreement was signed, the aggregate number of Stora Enso ADSs, and correspondingly Series R shares, to be issued in the merger has increased since that date. Under the merger agreement, however, Stora Enso is not required to issue more than 3.621 ADSs per Consolidated share converted into ADSs. Unless the number of Consolidated shares to be converted into ADSs is adjusted to enable our tax advisors to deliver the necessary tax opinions for the transaction, the maximum aggregate number of ADSs and Series R shares to be issued remains the same as when the merger agreement was approved. Stora Enso's board and management continue to be in favor of the transaction despite the increase in the number of Stora Enso ADSs and Series R shares to be issued.

Opinion of Consolidated's Financial Advisor

  On February 22, 2000, Goldman Sachs delivered its written opinion, confirming its oral opinion of February 21, 2000, to Consolidated's board of directors that, as of the date of the opinion, the merger consideration to be received by the holders of Consolidated shares was fair from a financial point of view to those holders.

  The full text of the written opinion of Goldman Sachs dated February 22, 2000, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is contained in Annex B. Goldman Sachs provided its opinion for the information and assistance of Consolidated's board of directors in connection with its consideration of the merger. The Goldman Sachs opinion is not a recommendation as to how any holder of Consolidated shares should vote. We urge you to read the opinion in its entirety.

  In connection with its opinion, Goldman Sachs reviewed, among other things:

  . the merger agreement;

  . Consolidated's annual reports to shareholders and annual reports on Form
    10-K for the five years ended December 31, 1998;

  . the annual reports to shareholders of Stora Enso and its predecessors for the five years ended December 31, 1998;

  . interim reports to Consolidated's shareholders and quarterly reports on Form 10-Q;

  . interim reports to Stora Enso's shareholders;

  . other communications from Consolidated and Stora Enso to their respective shareholders; and

  . internal financial analyses and forecasts for Consolidated and Stora Enso prepared by their respective managements.

  Goldman Sachs also held discussions with members of the senior managements of Consolidated and Stora Enso regarding their assessment of the strategic rationale for, and the potential benefits of, the merger and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman Sachs reviewed the reported price and trading activity for the Consolidated shares and Stora Enso ordinary shares, compared financial and stock market information for Consolidated and Stora Enso with similar information for other publicly-traded companies, and reviewed the financial terms of selected recent business combinations in the paper and forest products industry specifically and in other industries generally. Goldman Sachs also performed other studies and analyses that it considered appropriate.

  Goldman Sachs relied upon, and assumed for purposes of rendering its opinion, the accuracy and completeness of all of the financial and other information it reviewed. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of Consolidated or Stora Enso or any of their subsidiaries. No evaluation or appraisal of the assets and liabilities of Consolidated or Stora Enso or any of their respective subsidiaries was furnished to Goldman Sachs.

  The following is a summary of the material financial analyses used by Goldman Sachs in connection with providing its February 22, 2000 written opinion to Consolidated's board of directors. Some of the summaries of the financial analyses include information presented in tabular format. In order to more fully understand the financial analyses used by Goldman Sachs, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Goldman Sachs' financial analyses.

  Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for the Consolidated shares. This analysis indicated, based on the (Euro)14.50 ($14.29) closing price of the Stora Enso Series R shares on February 11, 2000, that the price per Consolidated share to be paid under the merger agreement represented a premium of:

  . 69% based on the closing market price of $26.00 per Consolidated share on February 18, 2000, the last trading day prior to the announcement of the merger; and

  . a premium of 56% based on the latest twelve months' average market price of $28.13 per Consolidated share prior to the submission of Stora Enso's merger proposal on February 17, 2000.

  Comparable Transactions Analysis. Goldman Sachs undertook this analysis to provide information regarding the fairness of the merger consideration based upon a comparison of the financial terms of the merger with the financial terms of other recent business combinations in the paper and forest products industry. The selected transactions were chosen because they involved companies with operations that for purposes of analysis may be considered similar to Consolidated and Stora Enso. Goldman Sachs analyzed information relating to the following eight transactions in the paper and forest products industry since 1995:

  . UPM-Kymmene Corporation's pending acquisition of Champion International
    Corporation, which was subsequently terminated;

  . Abitibi-Consolidated Inc.'s pending acquisition of Donohue Inc.;

  . Weyerhaeuser Company's acquisition of MacMillan Bloedel Limited in
    November 1999;

  . International Paper Company's acquisition of Union Camp Corporation in
    April 1999;

  . Jefferson Smurfit Corporation's acquisition of Stone Container
    Corporation in November 1998;

  . Bowater Incorporated's acquisition of Avenor Inc. in July 1998;

  . James River Corporation of Virginia's acquisition of Fort Howard
    Corporation in August 1997; and

  . International Paper's acquisition of Federal Paper Board Company, Inc. in
    March 1996.

  Goldman Sachs' review focused on the premium to market price one day prior to the announcement of each transaction. This analysis indicated that the range of premium to market price one day prior to the announcement of each transaction ranged from 13.1-45.1%, compared with 69% for the merger.

  In addition to the eight transactions listed above, in order to provide a broader view of the relevant market, Goldman Sachs also compared the merger with the following 12 acquisitions:

  . Georgia-Pacific Corporation's acquisition of Chesapeake Corporation's
    Wisconsin Tissue business in October 1999;

  . Madison Dearborn Partners, Inc.'s acquisition of Tenneco Inc.'s containerboard business in April 1999;

  . Weyerhaeuser's acquisition of Bowater's Dryden operations in September
    1998;

  . Sappi Limited's acquisition of Scott Paper Company's S.D. Warren business in December 1994;

  . UPM-Kymmene's acquisition of Blandin Paper Company in October 1997;

  . Consolidated's acquisition of Repap USA, Inc. in September 1997;

  . Sappi Limited's acquisition of KNP Leykam in September 1997;

  . St. Laurent Paperboard Inc.'s acquisition of Chesapeake Corporation-Kraft
    Products USA in May 1997;

  . Alliance Forest Product Inc.'s acquisition of Kimberly Clark
    Corporation's Coosa Pines operations in March 1997;

  . The Mead Corporation's acquisition of Boise Cascade Corporation's Rumford facility in October 1996;

  . Clayton, Dubilier & Rice, Inc.'s acquisition of Riverwood International
    Corporation in March 1996; and

  . Noranda Forest, Inc.'s and Consolidated's acquisition of Pentair, Inc.'s paper operations in July 1995.

  Goldman Sachs calculated and compared for each of these 20 transactions total enterprise value, calculated as equity value plus net debt, as a multiple of:

  . Latest twelve months sales;

  . Latest twelve months earnings before interest, taxes, depreciation and amortization, sometimes referred to as EBITDA;

  . five prior year average sales; and

  . five prior year average EBITDA.

  The following table presents the results of this analysis, each as compared to the corresponding values indicated for the merger as of February 18, 2000.

                                                 Ranges for
Enterprise Value                                the Selected              The
as a Multiple of                                Transactions Median Mean Merger
----------------                                ------------ ------ ---- ------
Latest 12 months sales......................... 0.9x-- 2.9x   1.5x  1.6x  2.7x
Latest 12 months EBITDA........................ 6.4x--15.6x   8.1x  9.0x 13.9x
Five prior years average sales................. 0.8x-- 3.8x   1.5x  1.6x  2.9x
Five prior years average EBITDA................ 5.6x--25.9x   8.2x  9.5x 12.4x

  Discounted Cash Flow Analysis. Goldman Sachs performed a discounted cash flow analysis to determine the theoretical (1) enterprise value of Consolidated and
(2) value per Consolidated share using Consolidated's management projections as of February 16, 2000 and, assuming, based on Stora Enso's estimates, annual synergies of $110 million with 0% realized in 2000, 50% realized in 2001 and 100% realized in 2002 and forward.

  Goldman Sachs applied discount rates ranging from 8.0% to 12.0% and terminal value multiples of normalized EBITDA, defined as 2004 assumptions using an average price per ton based upon Consolidated's ten year average price per ton, ranging from 6.0x to 10.0. The various ranges for discount rates and terminal value multiples were chosen based upon analyses of cost of capital ranges appropriate for companies in the paper and forest products industry. Based on these discount rates and terminal value multiples, Goldman Sachs derived theoretical enterprise values ranging from approximately $3.34 billion to $5.47 billion.

  Goldman Sachs applied the same discount rates and terminal value multiples of normalized EBITDA to derive theoretical values per share ranging from $26.64 to $49.37.

  Selected Companies Analysis. Goldman Sachs reviewed and compared financial information for Consolidated to corresponding financial information, ratios and public market multiples for the following eight paper and forest products companies:

  . Champion International Corporation;

  . Georgia-Pacific Corporation;

  . International Paper Company;

  . The Mead Corporation;

  . Stora Enso Oyj;

  . UPM-Kymmene Corporation;

  . Westvaco Corporation; and

  . Weyerhaeuser Company.

Goldman Sachs selected these companies for comparison because they are publicly traded companies with operations that for purposes of analysis may be considered similar to some of Consolidated's operations.

  Goldman Sachs calculated and compared various financial multiples and ratios for these eight companies based on financial data as of February 18, 2000, the latest earnings estimates provided by I/B/E/S International, Inc. and normalized earnings per share, sometimes referred to as EPS, and EBITDA data based on publicly available Goldman Sachs research. Multiples for the eight companies were calculated using closing per share prices as of February 18, 2000 and the multiples for Consolidated were calculated using a per share price of $26.00, the closing market price of the Consolidated shares on the NYSE on February 18, 2000, and management EPS and EBITDA estimates. With respect to the selected companies, Goldman Sachs considered:

  . closing share price on February 18, 2000 as a percentage of the 52 week high share price;

  . equity market capitalization, which is the market value of common equity;

  . levered market capitalization, which is the market value of common equity plus the book value of debt less the cash;

  . the ratio of net debt to capitalization;

  . estimated 2000 and 2001 price/earnings ratios based on IBES estimates;

  . normalized price/earnings ratios based on Goldman Sachs research; and

  . estimated 2000 EBITDA margins and normalized, estimated 2000 and estimated 2001 EBITDA multiples based on Goldman Sachs research.

  The results of these analyses are summarized in the following charts.

                                          Shares Price   Net Debt/      2000E
                                            as % of    Capitalization  EBITDA
Selected Companies                        52 Week High     Ratio       Margin
------------------                        ------------ -------------- ---------
Mean.....................................       69.9%         45.1%        19.3%
Median...................................       67.2%         42.6%        21.1%
Range....................................  64.8-80.0%    38.1-62.2%   11.3-23.6%
Consolidated.............................       79.1%         40.1%        26.3%

                              Price/Earnings Ratios              EBITDA Multiple
                         -------------------------------- ------------------------------
Selected Companies       Normalized    2000E      2001E   Normalized   2000E     2001E
------------------       ----------- ---------- --------- ---------- --------- ---------
Mean....................       12.4x      11.1x      7.8x      6.6x       5.9x      5.0x
Median..................       12.5x      11.2x      7.8x      6.6x       5.8x      4.6x
Range................... 10.2x-14.9x 7.1x-13.0x 5.4x-9.6x 5.3x-7.6x  4.6x-7.8x 3.8x-6.2x
Consolidated............       12.3x      14.3x     11.9x      6.4x       6.1x      5.8x

  Pro Forma Merger Analysis. Goldman Sachs prepared a pro forma analysis of the financial impact of the merger using IBES estimates for Consolidated and Stora Enso. For each of the years 2000 and 2001, Goldman Sachs analyzed the accretion or dilution to GAAP earnings per share and cash earnings per share of the common stock of the combined company on a pro forma basis. Goldman Sachs performed this analysis based on the closing prices for Consolidated shares and Stora Enso Series R shares on February 18, 2000, and assumed annual synergies of $110 million with 0% realized in 2000, 50% realized in 2001 and 100% realized in 2002 forward. The analysis indicated that the proposed transaction would be dilutive to estimated U.S. GAAP earnings per share and moderately dilutive to cash earnings per share in years 2000 and 2001.

                                      GAAP EPS Accretion/ Cash EPS Accretion/
                                          (Dilution)          (Dilution)
                                      ------------------- -------------------
      2000E (pro forma analysis with
       100% of Synergies)............        (17.3%)             (6.4%)
      2001E (pro forma analysis with
       50% of Synergies).............        (11.9%)             (2.8%)
      2001E (pro forma analysis with
       100% of Synergies)............         (8.9%)             (0.2%)

  The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of each of these analyses in their totality. No company or transaction used in the above analyses as a comparison is directly comparable to Consolidated or Stora Enso or the merger. The analyses were prepared for purposes of Goldman Sachs' providing its opinion to Consolidated's board as to the fairness from a financial point of view of the merger consideration to the holders of Consolidated shares and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. These analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their advisors. As described above, Goldman Sachs' opinion to Consolidated's board of directors was one of many factors taken into consideration by Consolidated's board of directors in making its determination to approve the merger agreement. The prior discussion is only a summary of the analyses performed by Goldman Sachs and is qualified by reference to the written opinion of Goldman Sachs set forth in Annex B.

  Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Goldman Sachs is familiar with Stora Enso, having provided investment banking services to Stora Enso from time to time, including having acted as financial advisor to Stora Kopparbergs Bergslags Aktiebolag (publ) in its merger with Enso Oyj in December 1998 and having acted as managing underwriter of a public offering of medium term notes of Stora Enso in June 2000. The chairman of Stora Enso serves as an International Advisor to Goldman Sachs. Goldman Sachs may provide investment banking services to Stora Enso and its affiliates in the future.

  Under a letter agreement dated November 22, 1999, Consolidated engaged Goldman Sachs to act as its financial advisor in connection with the possible sale of all or a portion of Consolidated. Under the terms of the letter agreement, Consolidated has agreed to pay Goldman Sachs upon consummation of the merger a transaction fee of 0.420% of the aggregate consideration, as described in the letter agreement, in the merger. Consolidated also has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Goldman Sachs against specified liabilities, including liabilities under the federal securities laws.

Interests of Members of Consolidated's Board and Management

  You should be aware that Consolidated's executive officers who negotiated the merger agreement and directors who discussed, deliberated over and voted to adopt and approve the merger agreement may have interests in the merger that are in addition to or may be different from the interests of Consolidated shareholders generally.

 Board Seat

  The merger agreement provides that George W. Mead will be elected to Stora Enso's board of directors and shall serve as a director of Stora Enso for at least two years.

 Treatment of Stock Options

  As of July 25, 2000, executive officers and directors of Consolidated held options to purchase 518,870 shares of Consolidated stock. Each option to purchase a Consolidated share will become an option to purchase a number, not less than 2.678 nor more than 3.621, of Stora Enso ADSs at equivalent prices and terms.

 Change in Control Agreements

  Sixteen Consolidated officers, including the president and CEO, the three senior vice presidents, and the secretary and general counsel, have change in control contracts. These change in control contracts provide that each of these officers will receive severance packages if, within two years of a change in control, they are terminated without cause or leave the company for good reason.

  The president and CEO would receive a lump sum payment equal to the sum of:

  . three times his current salary plus his average bonus of the prior three full years, plus

  . a pro rata portion of his target bonus for the year of termination.

  Each of the other 15 officers would receive a lump sum payment equal to two times current salary plus average bonus, plus a pro rata bonus for the year of termination. In addition, all sixteen officers would be entitled to continued health, dental, vision, and life insurance benefits and long-term disability coverage. Furthermore, at the time of termination, any outstanding stock options would vest and become exercisable in full.

 Compensation Payments

  In connection with the merger, Consolidated retained an independent consultant to perform a compensation study designed to promote retention among Consolidated's executives essential to the growth and profitability of the combined company after the merger and to compensate Consolidated's executives essential to the completion of the merger. As recommended by the study, Consolidated will provide a maximum of approximately $5.4 million in aggregate transitional compensation to 86 employees, depending on the timing of the merger and whether the employee continues his or her employment through February 2001. This group includes the president and CEO, the three senior vice presidents, the secretary and general counsel and other members of senior management.

 Indemnification and Insurance

  Under the merger agreement, Stora Enso's wholly owned subsidiary Stora Enso Consolidated Papers must adopt in its articles of incorporation and bylaws the same indemnification obligations as those in Consolidated's articles of incorporation and bylaws. It may not amend, repeal or otherwise modify these provisions for six years after the merger in any manner that would adversely affect the rights of any person who was a director, officer, employee or agent of Consolidated or any of its subsidiaries at or prior to the time of the merger.

  For six years after the merger is completed, Stora Enso Consolidated Papers must keep in effect directors and officers liability insurance protection of the same kind and scope as that provided by Consolidated. However, Stora Enso Consolidated Papers will not be required to spend more than $206,000 in any one year for this insurance and if the annual premiums would exceed $206,000, Stora Enso Consolidated Papers will obtain a policy with the greatest coverage available at that price.

  Following the merger, Stora Enso and Stora Enso Consolidated Papers must, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless each present and former director or officer of Consolidated and its subsidiaries against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation, whether arising before or after the merger, arising out of or pertaining to any action or omission as a director or officer, including in connection with the merger.

Accounting Treatment

  Stora Enso will account for the merger as an acquisition under International Accounting Standards in accordance with International Accounting Standards No. 22, revised, called IAS 22, and will account for the merger as a purchase for purposes of U.S. GAAP in accordance with APB Opinion No. 16, "Business Combinations."

  In each case, the excess of the purchase price over the fair value of the net assets acquired will be recorded as goodwill and amortized over its estimated economic life. The merger will result in a goodwill amortization charge of approximately (Euro)112 million per year under IAS and U.S. GAAP for 20 years after the merger, thereby reducing Stora Enso's reported consolidated profit under International Accounting Standards and U.S. GAAP. This goodwill amortization arises as an accounting charge against profit upon the consolidation of Consolidated and Stora Enso but will not affect Stora Enso's cash flow. It will, however, impact Stora Enso's distributable reserves and ability to pay dividends. For more detail about the amount of goodwill Stora Enso will have to record and the way in which such goodwill will be amortized, see Note 5 to the unaudited pro forma consolidated financial statements included in the section of this document entitled "Unaudited Pro Forma Combined Financial Information."

Resales of ADSs

  The Stora Enso ADSs to be issued to Consolidated shareholders in the merger will be registered under the Securities Act and may be traded freely and without restriction by those shareholders not deemed affiliates, as that term is defined under the Securities Act, of Consolidated or Stora Enso. Any transfer of Stora Enso ADSs by any person who is an affiliate of Consolidated at the time the merger is submitted for vote of the shareholders of Consolidated will, under existing law, require:

  . the further registration under the Securities Act of the Stora Enso ADSs to be transferred; or

  . compliance with Rule 145 promulgated under the Securities Act, which permits limited sales under specified circumstances; or

  . the availability of another exemption from registration.

  You are an "affiliate" of Consolidated if you directly, or indirectly through one or more intermediaries, control, are controlled by, or are under common control with Consolidated. The restrictions on affiliates are expected to apply to the directors and executive officers of Consolidated and the holders of 10% or more of the Consolidated shares. If you are an affiliate of Consolidated, the same restrictions apply to your spouse, some of your other relatives and any trusts, estates, corporations, or other entities in which you, your spouse or these relatives have a 10% or greater beneficial or equity interest. Consolidated has agreed that it will use its best efforts to obtain from each person who may be an affiliate of Consolidated an appropriate agreement restricting any further sales of ADSs received in the merger, except in compliance with the restrictions described above. The ADSs to be received by affiliates of Consolidated in the merger will have a legend describing these restrictions and will be issued as a separate series of ADSs under the deposit agreement.

Regulatory Approvals

  Other than as described below, we are not aware of any material foreign, federal or state governmental approvals or actions that may be required for completion of the merger. Should any other approval or action be required, we currently contemplate that the approval would be sought or action taken.

 Antitrust

  Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the related rules promulgated by the U.S. Federal Trade Commission, we were required to make filings with the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission and to wait until specified waiting periods expired. Early termination of the applicable waiting period was granted on April 24, 2000.

  We are also required to make antitrust filings in Brazil and Germany, and we have made filings in each of those countries. We received approval from the German Cartel Office on April 28, 2000 and we do not anticipate any governmental action in Brazil that would delay or prevent consummation of the merger.

 Energy Regulation

  Consolidated Water Power Company is a subsidiary of Consolidated engaged primarily in the generation of electric power for use at Consolidated's manufacturing facilities. In addition, Consolidated Water Power Company sells electric power to a small number of retail customers in Wisconsin and occasionally sells excess power to a single wholesale customer.

  The activities of Consolidated Water Power Company are subject to regulation by the U.S. Federal Energy Regulatory Commission under the U.S. Federal Power Act and by the Wisconsin Public Service Commission under the Wisconsin Public Utility Holding Company Act. In addition, Consolidated Water Power Company files periodically with the SEC to maintain an exemption from the U.S. Public Utility Holding Company Act of 1935, as amended. Consolidated Water Power Company also owns a one-third interest in the Wisconsin River Power Company, which is itself subject to regulation by the U.S. Federal Energy Regulatory Commission under the Federal Power Act. Wisconsin River Power Company sells power to its three owners.

  Stora Enso's obligation to consummate the merger is conditioned upon it having obtained all regulatory approvals or exemptions necessary to acquire indirect control of Consolidated Water Power Company. We intend to satisfy this condition by:

  . claiming or obtaining an exemption from the Public Utility Holding
    Company Act of 1935, as amended. Based on discussions with the SEC, an application will be filed with the SEC for an exemptive order;

  . obtaining an approval by the U.S. Federal Energy Regulatory Commission of the merger and related transfer of control of the assets of Consolidated Water Power Company, including its one-third interest in the Wisconsin River Power Company, to Stora Enso under the Federal Power Act. Consolidated Water Power Company and Stora Enso received this approval from the Federal Energy Regulatory Commission on June 15, 2000; and

  . obtaining a ruling from the Wisconsin Public Service Commission confirming that Stora Enso Consolidated Papers, a Wisconsin corporation, will succeed to an exemption available to Consolidated under the Wisconsin Public Utility Holding Company Act. The Wisconsin Public Service Commission granted Consolidated's petition on July 20, 2000.

 General

  Each party has agreed to use its reasonable best efforts, including divesting assets, to resolve any regulatory objections related to the merger. However, Stora Enso will not be required to agree to any divestiture or the imposition of any conditions that would be reasonably likely to have a material adverse effect on Stora Enso or Consolidated or that would materially and adversely impact the economic, strategic or business benefits of the merger.

  There can be no assurance that the merger will not be delayed because of the application of antitrust or other applicable laws or regulations. At any time before or after completion of the merger, the Federal Trade Commission, the Antitrust Division, a state or foreign governmental authority or a private person or entity could seek to enjoin the merger or to cause Stora Enso to divest, in whole or in part, any of its assets or businesses, including assets or businesses of Consolidated Papers. We cannot guarantee that a challenge to the merger will not be made or that, if a challenge is made, we will prevail. Our obligations to complete the merger are dependent on the condition that there be no order, decree or injunction of any court of competent jurisdiction that prohibits the merger. See "Summary of the Merger Agreement--Conditions to the Consummation of the Merger--Mutual Conditions."

Stock Exchange Listing

  Stora Enso has applied for listing on the New York Stock Exchange and anticipates that the ADSs will trade on that exchange under the symbol "SEO." If Stora Enso is unable to list the ADSs on the New York Stock Exchange, it intends to seek approval to trade the ADSs on NASDAQ. If the ADSs are not approved for trading on the New York Stock Exchange or NASDAQ by October 31, 2000, Stora Enso will proceed with the merger for all cash and your Consolidated shares will all be converted into $44.00 in cash.

Source and Amount of Funds

  Stora Enso expects to pay approximately $2.0 billion in cash to Consolidated shareholders in the merger. Stora Enso currently intends to obtain the funds necessary to make this payment, as well as to pay expenses related to the merger, from borrowings, some or all of which will come from Stora Enso's currently available credit facilities. Stora Enso may also use the proceeds of the recent sale of off-mill site energy assets for net proceeds of approximately (Euro)600 million before taxes.

Other Effects of the Merger

  The content and timing of reports and notices that Stora Enso will file with the SEC differ in several respects from the reports and notices that Consolidated currently files. Stora Enso is, and following the merger will remain, a foreign private issuer for the purposes of the reporting rules under the Exchange Act.

  As a U.S. reporting company, Consolidated must file with the SEC, among other reports and notices:

   . an annual report on Form 10-K within 90 days after the end of each fiscal year;

   . quarterly reports on Form 10-Q within 45 days after the end of each of the first three fiscal quarters of each fiscal year; and

   . reports on Form 8-K upon the occurrence of specified corporate events.

  As a foreign private issuer, under the requirements of the Exchange Act, Stora Enso will be obligated to:

   . file with the SEC an annual report on Form 20-F within six months after the end of each fiscal year and

   . furnish to the SEC reports on Form 6-K upon the occurrence of significant corporate events, including publication of its quarterly reports in respect of the first three quarters of each year and the announcement of its annual results.

  Stora Enso will not be required to file quarterly reports on Form 10-Q after the end of each financial quarter. In addition, the content and timing of reports and notices that holders of Stora Enso Series R shares and Stora Enso ADSs will receive will differ from the reports and notices that are currently received by Consolidated shareholders.

  As a U.S. reporting company, Consolidated must mail to its shareholders in advance of each annual meeting of shareholders:

   . an annual report containing audited financial statements and

   . a proxy statement that complies with the requirements of the Exchange
     Act.

  As a foreign private issuer, Stora Enso will be exempt from the rules under the Exchange Act prescribing the furnishing and content of annual reports and proxy statements to its shareholders. However, Stora Enso will cause holders of Stora Enso ADSs to be furnished with an annual report which contains audited financial statements prepared in conformity with International Accounting Standards, including U.S. GAAP reconciliations, and a discussion of Stora Enso's financial results that is comparable to the management's discussion and analysis of financial condition and results of operations that is contained in Consolidated's annual reports on Form 10-K. In addition, under the rules of the Helsinki Stock Exchange, Stora Enso will publish stock exchange press releases upon the occurrence of significant corporate events which it will also furnish to the SEC on Form 6-K. As promptly as practicable after each of those reports is ready for distribution to shareholders, Stora Enso will furnish the depositary bank, Citibank, N.A., with sufficient copies of these reports as well as other communications and notices that Stora Enso generally makes available to its shareholders. Then, at the request of Stora Enso, the depositary will then arrange for the mailing of the documents to holders of Stora Enso ADSs as promptly as possible. Holders of Stora Enso ADSs will also be able to obtain from the depositary bank a copy of Stora Enso's most recent annual report on Form 20-F beginning with the annual report for the year ended December 31, 2000. The depositary bank has also agreed to make these documents available for inspection at the depositary bank's office. See "Description of Stora Enso American Depositary Shares" for a more detailed discussion of these procedures. Stora Enso posts its annual reports and other information on its internet web site at www.storaenso.com. If the merger is completed, the Consolidated shares will be delisted from the NYSE and will be deregistered under the Exchange Act. As a result, Consolidated will no longer be required by the Exchange Act to be a reporting company. In addition, Stora Enso's officers, directors and principal shareholders are exempt from the reporting and "short-swing" profit recovery provisions contained in Section 16 of the Exchange Act and related rules that currently apply to officers, directors and significant shareholders of Consolidated.

No Appraisal or Dissenters' Rights

  Consolidated shareholders are not entitled to appraisal or dissenters' rights under Wisconsin law in connection with the merger.

               U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

General

  The following is a discussion of the principal U.S. federal income tax consequences of the merger to U.S. holders, as defined below, of Consolidated shares. This discussion addresses only U.S. holders holding Consolidated shares and Stora Enso ADSs as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular U.S. holders in light of their individual circumstances or to U.S. holders who are subject to special rules under U.S. federal income tax law, including financial institutions, tax-exempt organizations, insurance companies, dealers or traders in securities or foreign currencies, pass-through entities, U.S. holders who hold their shares as a hedge against currency risk, or as a part of a constructive sale, straddle or conversion transaction, or U.S. holders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. The discussion is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations, administrative rulings and court decisions, all as in effect as of the date of this document and all of which are subject to change, possibly with retroactive effect. This discussion addresses only U.S. federal income tax consequences and does not address any other federal tax consequences or any state, local or foreign tax consequences.

  For a discussion of the U.S. federal and Finnish tax consequences relating to the ownership and disposition of Stora Enso ADSs, see "Taxation of Stora Enso Series R Shares and American Depositary Shares."

  Consolidated shareholders are strongly encouraged to consult their own tax advisors as to the specific tax consequences of the merger in light of their personal tax situation, including the applicability and effects of federal, state, local and foreign income and other tax laws.

  For purposes of this discussion, the term "U.S. holder" means a beneficial owner of Consolidated stock that is:

  . a U.S. citizen or resident, as determined for federal income tax purposes;

  . a corporation created or organized in or under the laws of the United
    States; or

  . otherwise subject to U.S. federal income tax on a net income basis.

  Our obligations to complete the merger are conditioned upon the receipt by Consolidated of the opinion of McDermott, Will & Emery, its counsel, and the receipt by Stora Enso of the opinion of Cleary, Gottlieb, Steen & Hamilton, its counsel, each dated as of the effective date of the merger, that the merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; Stora Enso will be treated as a corporation under
Section 367(a)(1) of the Internal Revenue Code with respect to each transfer of property to Stora Enso in the merger; and accordingly, for U.S. federal income tax purposes, no gain or loss will be recognized by Stora Enso or Consolidated as a result of the merger and no gain or loss will be recognized by a Consolidated shareholder with respect to the receipt of Stora Enso ADSs in the merger. In rendering their opinions, our counsel may require and rely upon customary representations from Stora Enso and Consolidated. The opinions will not address the tax consequences to a Consolidated shareholder who, immediately after the merger, will own, actually or constructively, five percent or more of Stora Enso's outstanding shares, including ADSs, measured either by vote or value.

  Assuming that the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and that Stora Enso will be treated as a corporation under Section 367(a)(1) of the Internal Revenue Code with respect to each transfer of property to Stora Enso in the merger, then, as discussed immediately below, the U.S. federal income tax consequences of the merger to a Consolidated shareholder will depend upon whether the holder exchanges its Consolidated shares for cash, Stora Enso ADSs, or a combination of cash and ADSs.

Exchange Solely for Cash

  A U.S. holder who exchanges Consolidated shares solely for cash will recognize capital gain or loss equal to the difference between the amount of cash received and the adjusted tax basis in the Consolidated shares exchanged. The gain or loss generally will be long-term capital gain or loss, if the exchanged Consolidated shares were held for more than one year as of the date of the merger. The maximum U.S. federal income tax rate in respect of long-term capital gains realized by non-corporate holders is 20%.

Exchange Solely for Stora Enso ADSs

  A U.S. holder who exchanges Consolidated shares solely for Stora Enso ADSs will not recognize any gain or loss, except in respect of cash received in lieu of a fractional Stora Enso ADS. The aggregate tax basis in the Stora Enso ADSs received will be equal to the aggregate adjusted tax basis of Consolidated shares exchanged for the ADSs except to the extent of basis allocable to a fractional Stora Enso ADS. The holding period of the Stora Enso ADSs will include the period during which the Consolidated shares were held.

Exchange for Stora Enso ADSs and Cash

  A U.S. holder who exchanges Consolidated shares for a combination of Stora Enso ADSs and cash will recognize gain realized on the exchange to the extent of cash received, but will not recognize any loss realized on the exchange. Realized gain or loss must be calculated separately for each identifiable block of shares exchanged in the merger, and a loss realized on the exchange of one block of shares cannot be used to offset a gain realized on the exchange of another block of shares. Gain recognized on the exchange of Consolidated shares in the merger will be treated as capital gain and generally will be long-term capital gain with respect to Consolidated shares held for more than one year as of the date of the merger. However, in some circumstances, the gain could be treated as dividend income to a U.S. holder who either will exercise some control with respect to corporate affairs of Stora Enso or will own, actually or constructively, more than a very small percentage interest in Stora Enso.

  The aggregate tax basis of Stora Enso ADSs received by a U.S. holder who exchanges Consolidated shares for a combination of Stora Enso ADSs and cash in the merger will be the same as the aggregate tax basis of the Consolidated shares exchanged decreased by the cash received and increased by any recognized gain, whether capital gain or dividend income. The holding period of Stora Enso ADSs will include the holding period of the exchanged Consolidated shares.

  If you are a U.S. holder and have differing bases and/or holding periods in respect of your Consolidated shares, you should consult your tax advisor prior to the exchange with regard to identifying the particular Consolidated shares to be sold in the exchange and the particular bases and/or holding periods of the Stora Enso ADSs you receive in the exchange.

Cash Received in Lieu of a Fractional Stora Enso ADS

  Cash received by a U.S. holder in lieu of a fractional Stora Enso ADS will be treated as though the fractional Stora Enso ADS had been distributed as a part of the exchange and then redeemed, and, assuming that the redemption of the fractional Stora Enso ADS is characterized as a sale or exchange of the Stora Enso ADS and not as a dividend, the U.S. holder will recognize gain or loss in an amount equal to the difference between the amount of cash received and the basis of the fractional Stora Enso ADS deemed to be surrendered, which gain or loss will generally be a capital gain or loss.

Five Percent Holders

  A Consolidated shareholder who will own, actually or constructively, five percent or more of Stora Enso by vote or value immediately after the Merger will qualify for non-recognition treatment as described above only if the holder files a "gain recognition agreement" with the IRS. A gain recognition agreement would obligate the U.S. holder to recognize gain in respect of the merger if, within the 60 months following the end of Stora Enso's current taxable year, Stora Enso were to dispose of stock of Stora Enso Consolidated Papers or were to sell substantially all of the assets acquired from Consolidated in the merger. Any such holder is urged to consult with a tax advisor concerning the decision to file a gain recognition agreement and the procedures to be followed in connection with that filing.

Backup Withholding

  U.S. holders who do not comply with applicable reporting and/or certification procedures may be subject to withholding tax of 31% with respect to any cash payments received in the merger. Those procedures do not apply to "exempt recipients" such as corporations.

  The conclusions expressed above, including those expressed in the opinions of McDermott, Will & Emery and Cleary, Gottlieb, Steen & Hamilton, are based on current law. Future legislative, administrative or judicial changes or interpretations, which can apply retroactively, could affect the accuracy of those conclusions. The opinions of McDermott, Will & Emery and Cleary, Gottlieb, Steen & Hamilton are not binding on the Internal Revenue Service.

  The discussion does not address all of the tax consequences that may be relevant to particular taxpayers in light of their personal circumstances. Since the tax laws are complex and tax consequences may be affected by matters not discussed above, each Consolidated shareholder is urged to consult a tax advisor with respect to the specific tax consequences of the merger taking into account his own particular circumstances, including the applicability and effect of state, local and non-U.S. tax laws, as well as of the U.S. federal tax laws.

                        SUMMARY OF THE MERGER AGREEMENT

  We believe this summary describes all material terms of the merger agreement. However, since the merger agreement is the primary legal document that governs the merger, we recommend that you read carefully the complete text of the merger agreement for its precise legal terms and other information that may be important to you. The merger agreement is included as Annex A to this document and is incorporated by reference.

Form of the Merger

  If all the conditions to the merger are satisfied or waived in accordance with the merger agreement, Consolidated will merge into a direct, wholly-owned subsidiary of Stora Enso. The company resulting from this merger will be a subsidiary of Stora Enso. The merger will have the effects specified in the Wisconsin Business Corporation Law.

Consideration to be Received in the Merger

  On the date the merger becomes effective, each issued and outstanding Consolidated share will be converted into the right to receive, at the election of the holder, either (a) $44.00 in cash or (b) a number of Stora Enso ADSs intended to have a value equal to $44.00. However, if the average price, calculated as described below, for Stora Enso's Series R shares is less than the equivalent of $12.15, then 3.621 Stora Enso ADSs will be issued in exchange for each Consolidated share and if the average price for Stora Enso's Series R shares is more than the equivalent of $16.43, 2.678 Stora Enso ADSs will be issued in exchange for each Consolidated share. If the average price of the Series R shares is less than the equivalent of $12.15, then the 3.621 Stora Enso ADSs that would be received in the merger upon conversion of Consolidated shares would have a value less than $44.00.

  If the Stora Enso ADSs are not approved for listing on the NYSE or quotation on NASDAQ by October 31, 2000, then all Consolidated shares will be converted into the right to receive $44.00 in cash.

  The value of a Stora Enso ADS for these purposes will be based on the average last sales prices of Stora Enso's Series R shares on the Helsinki Stock Exchange on ten randomly selected days out of the 20 trading days ending on the fifth trading day prior to the effective time of the merger. In calculating this average price, euros will be converted into dollars based on the "closing mid-point" exchange rate published in the United States edition of the Financial Times for each of the applicable days.

  One-half of the outstanding Consolidated shares will be converted into cash and the other half will be converted into Stora Enso ADSs. If total shareholder elections for cash or Stora Enso ADSs exceed these limits, the number of Consolidated shares to be converted into cash or Stora Enso ADSs will be cut back proportionately. As a result, depending on the elections made by all Consolidated shareholders, you may receive more or less cash or more or fewer Stora Enso ADSs than you have elected to receive. In addition, if either of our tax advisors is unable to deliver its opinion that no gain or loss will be recognized by a Consolidated shareholder in respect of receipt of Stora Enso ADSs in the merger, then the number of Consolidated shares to be converted into cash will be reduced, and the number of Consolidated shares to be converted into Stora Enso ADSs will be correspondingly increased, to the extent necessary so that an opinion can be delivered. The amount of cash to be received per Consolidated share converted into cash, and the 3.621 Stora Enso ADSs to be received per Consolidated share converted into ADSs, will not be increased.

  The closing price of Stora Enso Series R shares on the Helsinki Stock Exchange has declined since we signed the merger agreement on February 22, 2000. As a result, the aggregate number of Stora Enso ADSs to be issued in the merger has increased since that date. However, in no event is Stora Enso required to issue more than 3.621 ADSs per Consolidated share converted into ADSs. As a result, the aggregate number of ADSs to be issued in the merger will not increase at price levels below the equivalent of $12.15, unless we are required to increase the number of Consolidated shares to be converted into the right to receive Stora Enso ADSs so that the tax opinions may be given.

  All Consolidated shares will be canceled and retired. Each holder of a certificate representing Consolidated shares will no longer have any rights with respect to the shares, except for the right to receive the merger consideration described above. Each Consolidated share held in Consolidated's treasury or held by Stora Enso or its subsidiaries at the time of the merger will be canceled and retired without any payment.

  Stora Enso will not issue fractional ADSs in the merger. For each fractional ADS that would otherwise be issued, Stora Enso, through the exchange agent, will pay a cash amount, without interest, equal to the fractional part of an ADS multiplied by the average price of Stora Enso's Series R shares calculated in the manner described above.

  No interest will be paid with respect to either the cash consideration to be paid in the merger or any dividends or distributions declared or paid on the Stora Enso ADSs issued in the merger.

Effective Time of the Merger

  The merger will become effective when we file articles of merger with the Wisconsin Department of Financial Institutions. However, we may agree to a later time, and specify that time in the articles of merger. We anticipate filing the articles of merger on the day all conditions in the merger agreement have been satisfied or waived. Although the Consolidated meeting is scheduled for August 30, 2000, we expect that it may take more time to obtain the regulatory approvals required to consummate the merger. We hope to complete the merger by early September 2000. However, we cannot assure you when, or if, all the conditions to consummation of the merger will be satisfied or waived. See "--Conditions to the Consummation of the Merger" for a more detailed discussion of these conditions.

Share Election and Exchange Procedures

  If you are a registered holder of Consolidated shares, a blue election and transmittal form has been included with this document. Consolidated shareholders who wish to specify the form of merger consideration they want to receive, or who wish to receive the merger consideration as soon as possible following the effective time of the merger, should mail the blue election and transmittal form, indicating their preference as to cash, Stora Enso ADSs, or a combination of cash and ADSs, together with their Consolidated stock certificates to the exchange agent at the address below:

        By Hand:                   By Mail:             By Overnight Courier:



     CITIBANK, N.A.              CITIBANK, N.A.            CITIBANK, N.A.
 c/o Securities Transfer        Corporate Actions         Corporate Actions
 and Reporting Services           P.O. Box 2544            Suite 4660-525
          Inc.              Jersey City, N.J. 07303-      Washington Blvd.
 Attn: Corporate Actions              2544             Jersey City, N.J. 07303

100 William Street-LOWER GALLERIA
  New York, N.Y. 10038           For Information
                                 (800) 308-7887

  We have retained Georgeson Shareholder Communications Inc., as information agent to assist you in the merger. You may call them at (800) 223-2064 (toll free) in the United States or Canada or, for banks, brokers and persons outside the United States or Canada, at (212) 440-9800 (collect) to request additional documents and to ask any questions you may have about the merger.

  Consolidated's Dividend Reinvestment and Stock Purchase Plan was terminated in February 2000. If you were a participant in the plan, you should have received your shares, together with a check for any fractional shares. If you participated in the plan through a broker or bank, the distribution should have been reflected in your account statement. If you have any questions about the plan, please call Joyce A. Clauson at (715) 422-3778 or, if you participated through a broker or bank, your account representative.

  Subject to the proration described above which will apply if holders of more than half of Consolidated's shares elect to receive cash or Stora Enso ADSs, respectively, each Consolidated shareholder may elect to receive with respect to each Consolidated share (1) Stora Enso ADSs or (2) $44.00 in cash.

  Consolidated shareholders must send in an election and transmittal form together with their Consolidated stock certificates to the exchange agent. Election and transmittal forms must be received by the exchange agent by 5:00 p.m. New York time on the fifth business day following the closing date. We will announce the closing date at least three days in advance. Consolidated shareholders may change their elections by revoking the prior election and withdrawing their Consolidated stock certificates by written notice to the exchange agent and timely submitting a new election and transmittal form and the applicable Consolidated stock certificates to the exchange agent prior to the election deadline. The signatures on any revocation must be guaranteed by an Eligible Guarantor Institution as described in the election and transmittal form.

  If you hold your Consolidated shares in "street name" at a brokerage firm or bank, you will need to instruct your broker or bank to make the payment election and surrender the Consolidated shares on your behalf. The exchange agent will establish procedures that will enable your broker or bank to make the payment election and deliver your Consolidated shares. A letter explaining these procedures has been forwarded with this proxy statement/prospectus to all brokers and banks who hold Consolidated shares. For your convenience, your broker or bank has enclosed with this proxy statement/prospectus a form to instruct your broker or bank to make the payment election and to surrender your Consolidated shares.

  Consolidated shareholders who fail to timely make an election and surrender their Consolidated shares will receive:

  . cash, in the event holders of 50% or more of the Consolidated shares properly elect to receive Stora Enso ADSs;

  . Stora Enso ADSs, in the event holders of 50% or more of the Consolidated shares properly elect to receive cash; or

  . a combination of cash and Stora Enso ADSs determined in relation to the number of Consolidated shares for which cash or ADS elections have been properly received.

  Consolidated shareholders may also follow the guaranteed delivery instructions included with the election and transmittal form to send in their stock certificates.

  Following the election deadline, the exchange agent will determine the allocation of the cash and ADS portions of the merger consideration. We will announce the results in reasonable detail as soon as possible.

  Promptly following the election deadline, the exchange agent will send letters of transmittal to those shareholders who have not properly made a payment election and surrendered their Consolidated shares by the election deadline. Consolidated shareholders who did not properly make a payment election and surrender their Consolidated shares by that time will be required to complete and return the letter of transmittal to the exchange agent together with their Consolidated stock certificates in order to receive the consideration to which they are entitled for their shares. If you hold your Consolidated shares in a brokerage or custodian account and you have not validly surrendered your Consolidated shares and made the payment election before the election deadline, the exchange agent will exchange your Consolidated shares for the applicable merger consideration and deliver the merger consideration to the broker or custodian bank who holds the Consolidated shares on your behalf.

  After the merger, there will be no transfers on Consolidated's transfer books of Consolidated shares that were outstanding immediately before the merger.

  Consolidated shareholders entitled to receive Stora Enso ADSs will receive any dividends or other distributions on the Stora Enso ADSs that have a record date after the merger, but only after surrendering their Consolidated stock certificate(s). Taxes will be withheld as required.

  Stora Enso may demand that the exchange agent return to it any portion of the merger consideration that remains unclaimed one year after the effective time of the merger. Former Consolidated shareholders who have not complied with the exchange procedures before Stora Enso has made this demand may look only to Stora Enso for payment of the merger consideration, including any unpaid dividends and distributions on Stora Enso ADSs. None of Stora Enso, Stora Enso Consolidated Papers, Inc. or the exchange agent will be liable to you for any amount properly delivered to a public official under applicable abandoned property, escheat or similar laws.

  No interest will be paid or accrued on the cash portion of the merger consideration or on unpaid dividends and distributions on Stora Enso ADSs, if any, which will be paid on surrender of Consolidated stock certificates.

  If any of your Consolidated stock certificates has been lost, stolen or destroyed, you will be entitled to obtain the merger consideration after you make an affidavit of that fact and, post a bond in an amount sufficient to protect Stora Enso against claims related to your lost, stolen or destroyed Consolidated stock certificates.

Consolidated Stock Options

  Each outstanding option to buy a Consolidated share granted under Consolidated's employee stock option plans shall be assumed by Stora Enso and deemed to constitute an option to buy, on the same terms and conditions as were applicable to the Consolidated option, a number of Stora Enso ADSs (but in no event more than 3.621 or less than 2.678 Stora Enso ADSs per Consolidated share the option holder is entitled to buy) at an exercise price which is adjusted to take into account the exchange ratio. However, if the merger consideration consists of all cash, then option holders will receive cash equal to the excess, if any, of $44.00 over the option exercise price.

Management

  The current officers of Consolidated will serve as officers of Stora Enso Consolidated Papers, Inc. following the merger.

  George W. Mead will serve on Stora Enso's board of directors for at least two years following the merger.

Representations and Warranties

  In the merger agreement, we each make representations and warranties about our companies with respect to, among other things:

  . corporate matters, including due organization, power and standing;

  . authorization, execution, delivery and enforceability of the merger agreement;

  . required consents and approvals;

  . absence of conflicts under organizational documents and violations of contracts or law as a result of the contemplated transactions;

  . capital structure and securities;

  . documents filed with the SEC or the Financial Supervision Authority of Finland, as applicable, including financial statements, and the accuracy of the information in those documents;

  . the absence of any material adverse effect;

  . litigation and liabilities;

  . taxes;

  . compliance with applicable laws;

  . title to properties;

  . intellectual property;

  . environmental matters;

  . brokers' and finders' fees with respect to the merger; and

  . required board of directors and shareholder approvals with respect to the contemplated transactions.

  Consolidated made additional representations and warranties to Stora Enso with respect to, among other things, Consolidated's ownership of subsidiaries, employee benefits and employee relations, and the inapplicability of state anti-takeover laws to the contemplated transactions.

  Almost all of these representations and warranties are qualified by a materiality threshold specified in the merger agreement.

Covenants

  We have each agreed to conduct our business in the ordinary course and consistent with past practice. We have agreed to use commercially reasonable efforts to:

  . preserve our present business organizations;

  . maintain all significant licenses, approvals and authorizations; and

  . preserve existing relationships with our significant customers, lenders and suppliers.

  We have each agreed to use reasonable best efforts to cause the merger to qualify as a tax-free reorganization and not to take any action reasonably likely to cause the merger not to qualify as a tax-free reorganization.

 Interim Conduct of Consolidated's Business

  Consolidated has also agreed that it will not take specified actions prior to completion of the merger without Stora Enso's consent. More specifically, Consolidated has agreed that it will not, and it will not permit any of its subsidiaries to:

  . amend its organizational documents or any material term of any outstanding security;

  . split, combine, subdivide, redeem or reclassify any Consolidated capital stock other than under the existing terms of any award under an employee benefit plan;

  . declare, set aside or pay any dividend other than regular quarterly cash dividends on Consolidated shares not in excess of $0.22 per share;

  . issue, deliver or sell any shares of capital stock or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any capital stock, other than the issuance of Consolidated shares under existing employee benefit plans or upon the exercise of outstanding stock options;

  . acquire any assets or business having a fair market value in excess of $10 million;

  . dispose of any assets other than in the ordinary course of business or no longer used in Consolidated's business;

  . incur or guarantee any indebtedness or issue or sell any debt securities or warrants, except in the ordinary course of business;

  . amend, modify or terminate any material contract, or otherwise waive, release or assign any material rights, claims or benefits except in the ordinary course of business;

  . increase the compensation of, or grant any severance or termination pay to, any current or former director, officer or employee or make any increase in or commitment to increase any employee benefits or vest, fund or pay any pension or retirement allowance except in the ordinary course of business consistent with past practice or as required by law or the current terms of an existing agreement, benefit plan or other authorization;

  . adopt, amend, modify, except as may be required by law, enter into or commit to any additional employee benefit plan;

  . increase the benefits payable under any existing severance or termination pay policies or employment agreements;

  . take any action to accelerate the vesting of any stock-based compensation;

  . change Consolidated's methods of accounting in effect at December 31, 1998, except as required by changes in U.S. GAAP or by Regulation S-X of the Exchange Act, as concurred in by its independent public accountants;

  . make more than $10 million in capital expenditures other than in the ordinary course of business or as previously disclosed to Stora Enso;

  . agree to any material restriction on its ability to engage or compete in any line of business or in any location;

  . except in the ordinary course of business, amend, modify or terminate any material contract, agreement or arrangement or otherwise waive, release or assign any material rights, claims or benefits;

  . settle, or propose to settle, any material litigation, investigation, arbitration, proceeding or other material claim other than in the ordinary course of business;

  . create or incur any material lien on any material asset other than in the ordinary course of business consistent with past practice or other than in connection with the purchase of such asset; or

  . make any material loan, advance or capital contribution to, or investment in, any person.

  Consolidated must use its best efforts to cause each person who may be considered an affiliate of Consolidated under Rule 145 of the Securities Act to execute an agreement restricting the disposition of the affiliate's Stora Enso ADSs received in the merger or underlying Stora Enso Series R shares in accordance with the Securities Act. Neither Stora Enso nor the depositary bank will register any transfers of Stora Enso Series R shares or Stora Enso ADSs by any person who may be considered an affiliate unless the transfer is in compliance with these restrictions.

 Interim Conduct of Stora Enso's Business

  Stora Enso has agreed that it will not take specified actions prior to completion of the merger without Consolidated's consent. More specifically, Stora Enso has agreed that it will not, and it will not permit any of its subsidiaries to:

  . amend Stora Enso's articles of association in any way that changes any material term or provision of Stora Enso's Series R shares;

  . make any material change to Stora Enso Acquisition, Inc.'s articles of incorporation;

  . engage in any repurchase at a premium, recapitalization, restructuring or reorganization, or make any extraordinary dividend or distribution with respect to, Stora Enso's capital stock; or

  . acquire, or agree to acquire, any assets or business, if doing so would materially delay, or significantly increase the risk of not obtaining, any governmental authorizations, consents, orders, declarations or approvals necessary to consummate the merger.

 Shareholder Meetings and Board Recommendations

  We have each agreed to hold a meeting of our shareholders to vote on the merger as soon as reasonably practicable and to take all lawful action to solicit the approval of our shareholders at these meetings.

  Consolidated's board has unanimously recommended that Consolidated shareholders approve the merger agreement. Stora Enso's board has unanimously recommended that Stora Enso's shareholders approve the issuance of the Series R shares underlying the Stora Enso ADSs and the election of George W. Mead to Stora Enso's board of directors. We have agreed that each of our boards of directors will not withdraw or modify in a manner adverse to the other party its recommendation of approval; provided, that Consolidated's board of directors may withdraw or modify its recommendation of the merger if a majority of the members of the board determine, after consultation with outside legal counsel, that doing so is required by their fiduciary duties.

 Acquisition Proposals

  Consolidated has agreed that neither it nor any of its employees, subsidiaries or advisors, will, directly or indirectly through another person:

  . solicit, initiate or knowingly facilitate or encourage the submission of any acquisition proposal;

  . participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes, or may be reasonably expected to lead to, any acquisition proposal;

  . grant any waiver or release under any standstill or similar agreement; or

  . enter into any agreement with respect to any acquisition proposal.

  Under the merger agreement, an acquisition proposal is any offer or proposal for:

  . a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving Consolidated or any of its significant subsidiaries; or

  . any purchase or other acquisition of 15% or more of the assets or any class of equity securities of Consolidated or any of its significant subsidiaries.

  However, these prohibitions will not apply if at any time prior to approval of the merger agreement by Consolidated shareholders, Consolidated receives an unsolicited bona fide written acquisition proposal that the board of directors determines, in good faith, after consultation with an investment bank of nationally recognized reputation, could be reasonably likely to lead to the delivery of a superior proposal, and the board of directors determines in good faith, after consultation with its outside legal counsel, that it is obligated to take these action(s) in order to comply with its fiduciary duties under applicable law.

  Under the merger agreement, a superior proposal is an acquisition proposal for at least a majority of the outstanding Consolidated shares, which the board of directors has determined, in good faith, after consultation with an investment bank of nationally recognized reputation and outside counsel, to be more favorable to Consolidated's shareholders (taking into account all legal, financial, regulatory and other aspects of the proposal and identity of the offeror) than the merger.

  Consolidated must notify Stora Enso of any acquisition proposal or request for nonpublic information or waiver of any standstill or similar agreement within two business days of the proposal or request and must keep

Stora Enso informed of the status of any acquisition proposal or request. Unless Consolidated's board of directors withdraws its recommendation of the merger in accordance with the terms of the merger agreement, it may not recommend any acquisition proposal to Consolidated's shareholders. The merger agreement does not prohibit Consolidated from taking and disclosing to its shareholders a position with respect to a tender offer required by law or making any other disclosure required by applicable law.

  Either Stora Enso or Consolidated may terminate the merger agreement if Consolidated's board of directors determines to approve or recommend and to enter into an agreement concerning a superior proposal. However, Consolidated may not terminate the merger agreement, and may not enter into an agreement with respect to a superior proposal, unless:

  . it has provided Stora Enso at least five business days' prior written notice of its intention to terminate the merger agreement, specifying the material terms and conditions of the relevant acquisition proposal, including a copy of the current version of any related agreement;

  . Stora Enso does not make, within five business days of receiving the notice, an offer such that a majority of Consolidated's board of directors determines that the acquisition proposal no longer constitutes a superior proposal or that its fiduciary duties no longer require the board to terminate the merger agreement; and

  . on or prior to termination, Consolidated pays Stora Enso the termination fee described below under "--Termination Fees--Payable by Consolidated."

 Indemnification and Insurance

  Please see "The Merger--Interests of Members of Consolidated's Board and Management--Indemnification and Insurance" for a description of the material terms of the merger agreement relating to Stora Enso Consolidated Papers' obligations to indemnify Consolidated's officers and directors and to maintain directors and officers liability insurance after the merger.

 Benefit Plans

  For two years following the merger, Stora Enso or Stora Enso Consolidated Papers, Inc. will provide employees of Stora Enso Consolidated Papers, Inc. and its subsidiaries with salary and benefits that are, in the aggregate, no less favorable than those currently provided by Consolidated and its subsidiaries. Stora Enso will recognize service with Consolidated and its subsidiaries for purposes of vesting, eligibility to participate and severance under Stora Enso's own plans to the extent such service was recognized under a comparable Consolidated employee benefit plan. In addition, in the case of any Stora Enso employee health or life insurance plan in which Consolidated employees become eligible to participate, Stora Enso will waive any pre-existing condition that was covered under Consolidated's employee benefits plans and recognize any deductibles or out-of-pocket expenses previously paid.

  For one year following the merger, Stora Enso will honor Consolidated's current severance policies. Stora Enso has also agreed to honor any employment, change of control, severance, retirement or termination agreement between Consolidated or any of its subsidiaries and any officer, director or employee that was in effect and disclosed at the time we signed the merger agreement.

 Stock Exchange Listing

  Stora Enso must use its best efforts to cause the Stora Enso ADSs to be approved for listing on the New York Stock Exchange, subject to official notice of issuance.

 Integration Committee

  We have established an integration committee composed of senior executive officers of both companies who have direct access to Stora Enso's president and are responsible for proposing alternatives and recommendations to him regarding the integration of Consolidated with Stora Enso.

 Other Covenants

  The merger agreement contains other covenants relating to preparation and distribution of this document, public announcements regarding the merger, mutual notification of specified matters, access to information, and cooperation regarding filings with governmental and other agencies and organizations. In addition, the merger agreement contains a general covenant requiring each of us to use reasonable best efforts to close the merger, including obtaining required regulatory approvals. However, Stora Enso will not be required to agree to the imposition by any regulatory agency of any conditions or divestitures that would, in Stora Enso's reasonable judgment, be reasonably likely to have a material adverse effect on Consolidated or Stora Enso or that would materially adversely impact the economic, strategic or business benefits of the merger.

Conditions to the Consummation of the Merger

 Mutual Conditions

  Our respective obligations to consummate the merger are subject to the satisfaction of the following conditions:

  . the holders of two-thirds of the outstanding Consolidated shares shall have approved the merger agreement;

  . the holders of two-thirds by number and voting power of Stora Enso's
    Series A shares and Series R shares present and voting as a single class shall have voted in favor of the issuance of Stora Enso Series R shares underlying the ADSs in the merger;

  . the registration statement on Form F-4 of which this document is a part is effective under the Securities Act and no stop order shall have been issued or sought;

  . the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any other applicable comparable non-U.S. merger control authority relating to the merger shall have expired or been terminated; and

  . no governmental entity shall have taken any action, that permanently restrains, enjoins or otherwise prohibits the merger.

 Additional Conditions to Obligations of Stora Enso

  Stora Enso's obligation to consummate the merger is subject to the satisfaction of the following additional conditions:

  . Consolidated shall have performed in all material respects all of its obligations under the merger agreement required to be performed by it at or prior to the effective time of the merger;

  . the representations and warranties of Consolidated in the merger agreement that are qualified as to a material adverse effect shall have been true and correct when made and at and as of the time of the filing of articles of merger, as if made at and as of such time, and all other representations and warranties of Consolidated shall have been true and correct, disregarding for these purposes any qualification or exception for materiality, when made and at and as of the time of filing of articles of merger, as if made as of such time, except for such inaccuracies as are not reasonably likely, individually or in the aggregate, to have a material adverse effect on Consolidated;

  . Stora Enso shall have received an opinion of Cleary, Gottlieb, Steen &
    Hamilton, counsel to Stora Enso, with respect to the tax-free nature of the merger;

  . Stora Enso shall have obtained all consents, or been granted all exemptions, that it, in its reasonable judgment, determines are necessary in connection with the transactions contemplated by the merger agreement, including the indirect acquisition of Consolidated Water Power Company,
    (i) from or by the SEC under or with respect to the U.S. Public Utility Holding Company Act of 1935 and (ii) from or by the Wisconsin Public Service Commission under or with respect to the Wisconsin Public Utility Holding Company Act; and

  . we shall have obtained or made all other consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings contemplated by the merger agreement which if not obtained or made (i) would render consummation of the merger illegal or (ii) assuming the merger had taken place, would be reasonably likely to have a material adverse effect on Stora Enso or on Consolidated.

 Additional Conditions to Obligations of Consolidated

  Consolidated's obligation to consummate the merger is subject to the satisfaction of the following additional conditions:

  . Stora Enso and the merger subsidiary shall have performed in all material respects all of their obligations under the merger agreement required to be performed prior to the time of the filing of articles of merger;

  . the representations and warranties of Stora Enso contained in the merger agreement that are qualified by reference to a material adverse effect shall have been true and correct when made and at and as of the time of filing articles of merger, as if made at and as of such time, and all other representations and warranties of Stora Enso shall have been true and correct, disregarding for these purposes any qualification or exception for materiality, when made and at and as of the time of the filing of articles of merger, as if made at and as of such time, except for such inaccuracies as are not reasonably likely, individually or in the aggregate, to have a material adverse effect on Stora Enso;

  . Consolidated shall have received an opinion of McDermott, Will & Emery, counsel to Consolidated, with respect to the tax-free nature of the merger; and

  . we shall have obtained or made all consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings contemplated by the merger agreement, which if not obtained or made (i) would render consummation of the merger illegal or (ii) assuming the merger had taken place, would be reasonably likely to have a material adverse effect on Stora Enso.

  For purposes of the merger agreement, "material adverse effect" generally means a material adverse effect on the properties, assets, liabilities, financial condition, business or results of operations of the applicable company and its subsidiaries, taken as a whole, but excludes any material adverse effect arising out of any change or development relating to (a) U.S. or global economic or industry conditions; (b) U.S. or global financial markets or conditions; or (c) any generally applicable change in law, rule or regulation or U.S. GAAP or in interpretation of any law, rule, regulation or U.S. GAAP.

  Assuming we receive the necessary shareholder approvals at the Consolidated meeting and the Stora Enso extraordinary general meeting, as of the date of this document, we are not aware of any material uncertainty with respect to satisfaction of the conditions to the merger. However, we cannot be sure of the timing of receipt of the remaining regulatory approvals necessary to complete the merger, which is beyond our control. Furthermore, at any time prior to consummation of the merger, events may occur that are not currently foreseen and that are beyond our control that would prevent one or more of the conditions to the merger from being satisfied.

Termination

  The merger agreement may be terminated at any time before the effective time of the merger, in any of the following circumstances:

  . by mutual written agreement of Stora Enso and Consolidated;

  . by either Stora Enso or Consolidated, if:

   (1) the merger is not completed by December 31, 2000. However, this termination right is not available to any party whose breach of any provision of the merger agreement has resulted in the failure of any condition to be satisfied;

   (2) any law or regulation makes the merger illegal or if the merger is otherwise prohibited by any final and nonappealable judgment, injunction, order or decree of any governmental entity having competent jurisdiction and the parties have used reasonable best efforts to resist, resolve or lift, as applicable, the law, regulation, judgment, injunction, order or decree;

   (3) Stora Enso's shareholders do not approve the issuance of Stora Enso Series R shares underlying the ADSs at the Stora Enso extraordinary general meeting;

   (4) Consolidated's shareholders do not approve the merger agreement at the Consolidated meeting; or

   (5) if the other party breaches or fails to perform any representation, warranty, covenant or agreement in the merger agreement which would render a condition to the merger incapable of being satisfied and such condition is incapable of being satisfied by December 31, 2000;

  . by Consolidated, if, after complying with the notice and other provisions of the merger agreement, Consolidated has determined to (1) approve or recommend an acquisition proposal after concluding that it constitutes a superior proposal and (2) enter into a binding agreement concerning such acquisition proposal; or

  . by Stora Enso, if Consolidated's board of directors shall have (1) amended, modified, withdrawn, conditioned or qualified its recommendation of the merger in a manner adverse to Stora Enso; (2) recommended any acquisition proposal to Consolidated's shareholders; or (3) determined to
    (a) approve or recommend an acquisition proposal after concluding that it constitutes a superior proposal and (b) enter into a binding agreement concerning such acquisition proposal.

Termination Fees

 Payable by Consolidated

  Consolidated must pay Stora Enso a termination fee of $120 million, plus up to $1 million in documented out-of-pocket expenses incurred to third parties in connection with the merger, if the merger agreement:

  . is terminated by Consolidated in order to recommend or approve an acquisition proposal and to enter into a definitive agreement with respect to an acquisition proposal;

  . is terminated by Stora Enso because Consolidated has recommended an acquisition proposal to its shareholders;

  . is terminated by Stora Enso because Consolidated has willfully and materially breached the "no solicitation" provisions of the merger agreement described under "--Covenants--Acquisition Proposals" above; or

  . is terminated by either of us because the merger has not occurred by December 31, 2000 or if the shareholders of Consolidated shall not have approved and adopted the merger agreement at the Consolidated meeting and
    (1) any third party shall have publicly announced an intention to make an acquisition proposal prior to such termination and (2) within 12 months of such termination,

   Consolidated enters into an agreement with respect to or consummates an acquisition event. For purposes of the merger agreement, an acquisition event means the consummation of an acquisition proposal involving the purchase of a majority of Consolidated's equity securities or consolidated assets or any transaction that, if it had been proposed prior to the termination of the merger agreement, would have constituted an acquisition proposal.

  If the merger agreement is terminated by Stora Enso because Consolidated's board of directors has amended, modified, withdrawn, conditioned or qualified its recommendation of the merger agreement, then Consolidated must pay Stora Enso a termination fee of $60 million and reimburse Stora Enso for up to $1 million in documented out-of-pocket expenses incurred to third parties in connection with the merger. If Consolidated enters into an agreement with respect to, or consummates, an acquisition event within 12 months of such termination, then Consolidated must pay Stora Enso an additional $60 million.

 Payable by Stora Enso

  Stora Enso must pay Consolidated a termination fee of $40 million, plus up to $1 million in documented out-of-pocket expenses incurred to third parties in connection with the merger, if the merger agreement is terminated because Stora Enso's shareholders do not approve the issuance of the Stora Enso Series R shares underlying the ADSs to be issued in the merger at the Stora Enso extraordinary general meeting and (1) prior to that termination, any third party shall have publicly announced an intention to make a proposal for a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or similar transaction involving Stora Enso, or for any purchase or other acquisition of 15% or more of the assets or any class of equity securities of Stora Enso and (2) within 12 months of termination, Stora Enso enters into an agreement with respect to, or any third party consummates, a purchase of a majority of Stora Enso's equity securities or consolidated assets.

Expenses

  All fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement, other than termination fees described above, will be paid by the party incurring such expenses, whether or not the merger is consummated.

Amendments

  We may amend the merger agreement at any time. Once Consolidated's shareholders have approved the merger agreement, or Stora Enso's shareholders have approved the issuance of Series R shares underlying the ADSs in the merger, respectively, we may amend the merger agreement only with the further approval of those shareholders unless permitted by applicable law.

                     MARKET PRICE AND DIVIDEND INFORMATION

Market Prices

 Stora Enso

  Stora Enso's Series R shares are registered for trading on the Helsinki Stock Exchange under the symbol "STERV" and on the OM Stockholm Exchange under the symbol "STER." After the merger, Stora Enso ADSs, each representing an interest in one Series R share, will be issued by the depositary bank and listed on the NYSE. We expect that the Stora Enso ADSs will trade on the NYSE under the symbol "SEO."

  The table below shows, for the periods indicated, the high and low sales prices of the Series R shares on the Helsinki Stock Exchange, as reported in euros by the Helsinki Stock Exchange, and on the OM Stockholm Stock Exchange, as reported in Swedish kronor by the OM Stockholm Exchange.

  When you review the following table, please note that the merger of STORA and Enso became effective on December 23, 1998, and trading in Stora Enso Series R shares on the Helsinki Stock Exchange and OM Stockholm Exchange did not commence until December 29, 1998. In connection with that merger, each issued and outstanding STORA B share was converted into the right to receive 1.45 Stora Enso Series R shares. Thus, for periods prior to December 29, 1998, the sales prices for the Helsinki Stock Exchange relate to Enso's Series R shares and the sales prices for the OM Stockholm Exchange relate to STORA's B shares multiplied by 1.45. For periods prior to January 1, 1999, amounts on the Helsinki Stock Exchange are translated at the rate of (Euro)1.00=FIM 5.94573, the irrevocable conversion rate between the Finnish markka and the euro effective as from January 1, 1999.

                      Price per Stora Enso Series R Share

                                                        Helsinki
                                                          Stock    OM Stockholm
                                                        Exchange     Exchange
                                                       ----------- -------------
Calendar Period                                        High   Low   High   Low
---------------                                        ----- ----- ------ ------
                                                          (EUR)        (SEK)
1997
  First Quarter.......................................  7.87  6.17 110.00  88.50
  Second Quarter......................................  8.39  6.73 132.00  95.00
  Third Quarter.......................................  9.12  7.74 144.00 118.50
  Fourth Quarter...................................... 10.01  6.78 132.00  89.50
1998
  First Quarter.......................................  9.59  6.66 130.50  91.50
  Second Quarter...................................... 11.86  8.68 148.00 121.50
  Third Quarter....................................... 10.18  5.89 128.00  74.50
  Fourth Quarter......................................  8.98  5.30 107.00  68.00
1999
  First Quarter.......................................  9.65  6.60  86.50  58.50
  Second Quarter...................................... 11.50  8.65 103.00  76.50
  Third Quarter....................................... 14.15 10.40 124.50  90.00
  Fourth Quarter...................................... 17.70 12.10 152.00 106.00
2000
  First Quarter....................................... 19.00  9.24  160.0   78.5
  Second Quarter...................................... 12.73  8.70 104.50  72.00
  Third Quarter (through July 25)..................... 11.65  9.50  98.00  79.00

  The last sale price of a Stora Enso Series R share on the Helsinki Stock Exchange on Monday, February 21, 2000, the last trading day in Helsinki prior to any public announcement of the signing of the merger agreement, was
(Euro)13.10 per share. On July 25, 2000, the last trading day for which information was available prior to the printing of this document, the last sale price of a Series R share on the Helsinki Stock Exchange was (Euro)11.59 per share.

  We urge you to obtain current market quotations for the Stora Enso Series R shares before making a decision with respect to the merger.

 Consolidated

  Consolidated shares are traded on the NYSE under the ticker symbol "CDP." The table below shows the high and low sale prices of a Consolidated share on the NYSE for the periods presented.

                    Price per Consolidated Share on the NYSE

Calendar Period                                                      High   Low
---------------                                                      ----- -----
                                                                        (USD)
1997
  First Quarter..................................................... 26.50 23.50
  Second Quarter.................................................... 28.56 25.31
  Third Quarter..................................................... 30.28 27.13
  Fourth Quarter.................................................... 29.56 24.56
1998
  First Quarter..................................................... 32.56 25.12
  Second Quarter.................................................... 35.06 26.63
  Third Quarter..................................................... 29.50 24.13
  Fourth Quarter.................................................... 27.50 21.75
1999
  First Quarter..................................................... 27.13 20.06
  Second Quarter.................................................... 32.88 23.50
  Third Quarter..................................................... 31.13 25.26
  Fourth Quarter.................................................... 32.44 26.00
2000
  First Quarter..................................................... 38.88 24.44
  Second Quarter.................................................... 39.75 35.25
  Third Quarter (through July 25)................................... 41.13 36.81

  The last sale price of a Consolidated share on the NYSE on Friday, February 18, 2000, the last trading day on the NYSE prior to any public announcement of the signing of the merger agreement, was $26.00 per share. On July 25, 2000, the last trading day for which information was available prior to the printing of this document, the last sale price of a Consolidated share was $40.875 per share.

  We urge you to obtain current market quotations for the Consolidated shares before making a decision with respect to the merger.

Dividends

  The following table sets forth dividends declared and paid in respect of Stora Enso's Series R shares and Consolidated shares, respectively, for the periods indicated. As discussed above, each Consolidated share converted into ADSs will be converted into a number of ADSs in the range from 2.678 to 3.621 Stora Enso ADSs. Holders of Stora Enso Series R shares received dividends for 1999 amounting to (Euro)1.07 to (Euro)1.45 for that range of shares.

  Dividends paid on the Stora Enso Series R shares for the fiscal years 1995, 1996 and 1997 were paid by Stora Enso's predecessor companies STORA and Enso prior to their merger on December 23, 1998. Dividends per share for these years have been calculated based on the dividends paid by the two companies and the exchange ratio used in the merger of STORA and Enso. Dividends paid on the Stora Enso Series R shares for fiscal 1998 were paid by Stora Enso in 1999 in respect of the results of STORA and Enso.

  Dividend amounts paid by STORA in Swedish kronor prior to the merger of STORA and Enso on December 23, 1998, have been translated into Finnish markka at the fixing rate set by the Bank of Finland on the last day of the year during which the payment of the dividend was made and then into euros. For periods prior to January 1, 1999, amounts are translated at the rate of (Euro)1.00=FIM 5.94573, the irrevocable conversion rate between the Finnish markka and the euro effective as from January 1, 1999. Euro amounts have been translated into dollars at the noon buying rate for the dividend payment date of Stora Enso or, prior to the combination of STORA and Enso on December 23, 1998, the dividend payment date of Enso.

                                                                                    Dividends on
                                                                                    Consolidated
 Year Ended        Dividends on Stora Enso Series R Shares         Quarter Ended       Shares
 ----------              ---------------------------------------------------------- ------------
                                (Euro)                $                                  $
                                                                 March 31, 1995         0.16
                                                                 June 30, 1995          0.185
                                                                 September 30, 1995     0.185
December 31, 1995.......         0.32                0.41        December 31, 1995      0.185
                                                                 March 31, 1996         0.21
                                                                 June 30, 1996          0.21
                                                                 September 30, 1996     0.21
December 31, 1996.......         0.30                0.35        December 31, 1996      0.21
                                                                 March 31, 1997         0.21
                                                                 June 30, 1997          0.21
                                                                 September 30, 1997     0.21
December 31, 1997.......         0.33                0.36        December 31, 1997      0.21
                                                                 March 31, 1998         0.21
                                                                 June 30, 1998          0.22
                                                                 September 30, 1998     0.22
December 31, 1998.......         0.35                0.38        December 31, 1998      0.22
                                                                 March 31, 1999         0.22
                                                                 June 30, 1999          0.22
                                                                 September 30, 1999     0.22
December 31, 1999.......         0.40                0.39        December 31, 1999      0.22
                                                                 March 31, 2000         0.22
                                                                 June 30, 2000          0.22

  Stora Enso's annual dividend is paid each year in respect of the prior year shortly after its annual shareholders meeting, which generally is held in March or April. Dividends for shares of Stora Enso with respect to the fiscal year ended December 31, 1999, were paid on April 15, 2000.

  For companies domiciled in Finland and incorporated under Finnish law, dividends on shares are generally paid annually only after shareholder approval of both the company's results and the amount of the dividend proposed by the board of directors. Under Finnish law, the amount of any dividend is limited to the amount of profits and distributable equity available at the end of the preceding fiscal year for the parent company or for the consolidated group, whichever is lower, and may be subject to further limitations.

  After the merger, Stora Enso expects to declare and pay dividends annually, although we cannot assure you as to Stora Enso's ability to pay, or the particular amounts that would be paid, from year to year. The determination to pay dividends, and the amount of the dividends, will depend upon, among other things, Stora Enso's earnings, financial condition and capital requirements, as well as applicable restrictions on the payment of dividends under Finnish law and other factors as Stora Enso's board of directors may deem relevant.

                     CURRENCY AND EXCHANGE RATE INFORMATION

  Under the provisions of the Treaty on European Union negotiated at Maastricht in 1991 and signed by the then 12 member states of the European Union, known as the EU, in early 1992, a European Economic and Monetary Union, known as EMU, was implemented on January 1, 1999 and a single European currency, known as the euro, was introduced. The following 11 member states participate in the EMU and have adopted the euro as their national currency: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain. While a member state of the European Union, Sweden is not currently participating in the EMU. The irrevocable conversion rate between the Finnish markka and the euro was fixed on January 1, 1999 at (Euro)1.00=FIM 5.94573.

  Since January 1, 1999, the euro has been the lawful currency of the 11 EMU states, although euro banknotes and coins are not expected to enter circulation until January 1, 2002. Outstanding obligations denominated in national currencies will be converted at the legal rates established on January 1, 1999, unless specific contracts provide for an alternative conversion rate. During a transitional phase, which is planned to begin on January 1, 2002 and end by July 1, 2002, national currencies, including banknotes and coins, will subsist as non-decimal denominations of the euro. We cannot assure you that these events will take place on time or otherwise as currently expected.

  Stora Enso ADSs will trade in dollars. As the principal trading markets for the Series R shares underlying the ADSs are the Helsinki Stock Exchange, where the ordinary shares trade in euros, and the OM Stockholm Exchange, where the ordinary shares trade in euros and Swedish kronor, the value of the ADSs in dollars will fluctuate as the dollar/euro and dollar/kronor exchange rates fluctuate. Additionally, since any dividends Stora Enso may declare are expected to be denominated in euros, exchange rate fluctuations will affect the dollar value of dividends received by holders of ADSs.

  The first table below sets forth, for the periods and dates indicated, the average, high, low and period-end noon buying rates for the euro expressed in euros per U.S. dollar. The second table below sets forth, for the periods and dates indicated, the average, high, low and period-end noon buying rates for the U.S. dollar expressed in U.S. dollars per euro. The third table below sets forth, for the dates indicated, the average, high, low and period-end noon buying rates for the Swedish kronor expressed in Swedish kronor per U.S. dollar. For any time or period before January 1, 1999, the noon buying rates for euros have been derived from the noon buying rates for the Finnish markka converted into euros at the irrevocable conversion rate between the Finnish markka and the euro. The average noon buying rates have been calculated based on the noon buying rate for the last business day of each month or portion of a month during the relevant period. These rates are provided solely for the convenience of the reader and are not necessarily the rates Stora Enso used in the preparation of its financial statements. Stora Enso makes no representation that Finnish markka, euros or Swedish kronor could have been converted into dollars at the rates shown or at any other rate for such periods or at such dates.

                             Euros per U.S. Dollar

                                                                         Period
Year                                               Average  High   Low    End
----                                               ------- ------ ------ ------
1995.............................................. 0.7339  0.8101 0.7030 0.7309
1996.............................................. 0.7738  0.8162 0.7296 0.7742
1997.............................................. 0.8774  0.9419 0.7759 0.9171
1998.............................................. 0.8989  0.9466 0.8240 0.8518
1999.............................................. 0.9455  0.9984 0.8466 0.9930
2000 (through July 25)............................ 1.0551  1.1247 0.9676 1.0648

                             U.S. Dollars per Euro

                                                                         Period
Year                                               Average  High   Low    End
----                                               ------- ------ ------ ------
1995.............................................. 1.3626  1.4225 1.2344 1.3682
1996.............................................. 1.2923  1.3706 1.2252 1.2917
1997.............................................. 1.1397  1.2888 1.0617 1.0904
1998.............................................. 1.1125  1.2136 1.0564 1.1740
1999.............................................. 1.0576  1.1812 1.0016 1.0070
2000 (through July 25)............................ 0.9478  1.0335 0.8891 0.9391

                         Swedish Kronor per U.S. Dollar

                                                                         Period
Year                                               Average  High   Low    End
----                                               ------- ------ ------ ------
1995.............................................. 7.1072  7.5510 6.5045 6.6290
1996.............................................. 6.7129  7.0300 6.5455 6.8250
1997.............................................. 7.6843  8.0825 6.8749 7.9400
1998.............................................. 7.9658  8.3350 7.5800 8.1030
1999.............................................. 8.3007  8.6500 7.7060 8.5050
2000 (through July 25)............................ 8.8447  9.2220 8.3550 8.9440

  We also refer to several other currencies in this document. References to "British pound sterling" or "GBP" are to the lawful currency of the United Kingdom of Great Britain and Northern Ireland; references to "CAD" are to the lawful currency of the Republic of Canada; references to "DKK" are to the lawful currency of the Kingdom of Denmark; references to "GRD" are to the lawful currency of the Republic of Greece; and references to "LVL" are to the lawful currency of the Republic of Lithuania. In addition, references to "DEM," "NLG," "BEF," when used with respect to any time or period before January 1, 1999, are to the lawful currencies of the Federal Republic of Germany, The Netherlands and the Kingdom of Belgium, respectively, and, when used with respect to any time or period after January 1, 1999, are to the sub-unit of the euro.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

  The following unaudited pro forma combined financial information gives pro forma effect to the merger, after giving effect to the sale of the energy assets and the pro forma adjustments described in the accompanying notes. For accounting purposes, Stora Enso will account for the merger as a purchase of Consolidated. Accordingly, the net assets of Consolidated have been adjusted to their estimated fair values based upon a preliminary purchase price allocation. The unaudited pro forma combined balance sheet at March 31, 2000 gives effect to the merger and the sale of the energy assets as if the transactions had occurred on March 31, 2000. The unaudited pro forma combined income statements for the year ended December 31, 1999 and for the three month period ended March 31, 2000 give effect to the merger and the sale of energy assets as if the transactions had occurred on January 1, 1999. The following pro forma financial information, except per share amounts, is presented in millions.

  The unaudited pro forma combined financial information are not necessarily indicative of the actual results of operations or financial position that would have occurred had the merger of Stora Enso and Consolidated and the sale of the energy assets occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position. No account has been taken within the unaudited pro forma combined financial information of any synergy or any severance and restructuring costs which may, or are expected to, occur following the merger.

  The unaudited pro forma combined financial information of Stora Enso is based on the historical consolidated financial statements of Stora Enso and Consolidated Papers, which are prepared in accordance with IAS and U.S. GAAP, respectively. IAS differs in some respects from U.S. GAAP. Accordingly, the unaudited pro forma financial information for Stora Enso has been adjusted to U.S. GAAP for all periods presented. Note 28 to Stora Enso's 1999 audited historical consolidated financial statements provides a description of the principal differences between IAS and U.S. GAAP as applied to Stora Enso.

  We have prepared the unaudited pro forma combined financial information in accordance with U.S. GAAP to fulfill regulatory requirements in the United States. This presentation, however, should not be taken to mean that Stora Enso's primary basis of accounting in future periods will be U.S. GAAP.

  The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements of Stora Enso and Consolidated Papers as well as "Stora Enso Management's Discussion and Analysis of Financial Condition and Results of Operations" that are included elsewhere or incorporated by reference in this document.

                 Unaudited Pro Forma Combined Income Statement
                      For the year ended December 31, 1999

                                                                  Consolidated
                                    Stora Enso                       Papers                     Pro Forma
                    -------------------------------------------  ----------------  --------------------------------------------
                              Discontinued  U.S. GAAP    U.S.     U.S.     U.S.                         Combined     Combined
                      IAS      operations  adjustments   GAAP     GAAP     GAAP    Adjustments          U.S. GAAP    U.S. GAAP
                    --------  ------------ ----------- --------  -------  -------  -----------         -----------  -----------
                     (Euro)      (Euro)      (Euro)     (Euro)      $     (Euro)     (Euro)              (Euro)          $
                                                            (in millions)
                                  (1)          (2)                 (3)      (4)        (5)                              (6)
Sales.............  10,635.7     (506.0)        --     10,129.7  1,942.3  1,836.5       --                11,966.2     11,456.5
Operating Costs
 Changes in
  inventories and
  work in
  progress........    (119.4)      (0.5)      (66.5)     (186.4)   (12.1)   (11.4)      --                  (197.8)      (189.4)
 Materials and
  services........  (4,843.3)     260.9       (12.9)   (4,595.3)  (978.9)  (925.9)      --                (5,520.9)    (5,285.7)
 Freight and sales
  commissions.....    (993.5)       --          --       (993.5)  (103.5)   (97.9)      --                (1,091.4)    (1,044.9)
 Personnel
  expenses........  (1,754.3)      10.4        (4.2)   (1,748.1)  (444.9)  (420.7)                        (2,168.8)    (2,076.4)
Depreciation,
 amortization and
 impairment
 charges..........    (885.4)      15.2       (73.5)     (943.7)  (189.1)  (178.8)   (158.9)(m)(n)(o)     (1,281.4)    (1,226.8)
 Other operating
  income..........     126.1      (48.7)      (24.5)       52.9      5.2      4.9      (1.0)(p)               56.9         54.5
 Other operating
  expenses........    (757.6)     117.9        (1.8)     (641.5)   (51.6)   (48.8)      --                  (690.3)      (660.9)
                    --------     ------      ------    --------  -------  -------    ------            -----------  -----------
Operating profit..   1,408.4     (150.8)     (183.4)    1,074.2    167.4    158.3    (159.9)               1,072.6      1,026.9
Net financial
 items............    (266.6)      55.5       (63.4)     (274.5)   (57.3)   (54.2)   (137.2)(q)             (465.8)      (446.0)
 Share of results
  of associated
  companies.......       9.7       (0.1)         --         9.6      --       --        --                     9.6          9.2
                    --------     ------      ------    --------  -------  -------    ------            -----------  -----------
Profit before tax
 and minority
 interests........   1,151.5      (95.4)     (246.8)      809.3    110.1    104.1    (297.1)                 616.4        590.1
Income tax
 expenses.........    (394.5)      26.8        74.5      (293.2)   (44.0)   (41.6)     63.5(r)              (271.3)      (259.7)
                    --------     ------      ------    --------  -------  -------    ------            -----------  -----------
Profit after
 taxes............     757.0      (68.5)     (172.3)      516.2     66.1     62.5    (233.6)                 345.5        330.7
Minority
 interests........      (4.5)       --          --         (4.5)     --       --        --                    (4.5)        (4.3)
                    --------     ------      ------    --------  -------  -------    ------            -----------  -----------
Net profit for the
 period...........     752.5      (68.5)     (172.3)      511.7     66.1     62.5    (233.6)                 341.0        326.4
                    ========     ======      ======    ========  =======  =======    ======            ===========  ===========
Basic earnings per
 share(/7/) ......                                                                                            0.38         0.36
Diluted earnings
 per share(/7/) ..                                                                                            0.37         0.36
Weighted average
 shares
 outstanding......                                                                                     900,025,920  900,025,920


The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                 Unaudited Pro Forma Combined Income Statement
                For the three month period ended March 31, 2000

                                                                 Consolidated
                                    Stora Enso                      Papers                    Pro Forma
                    -------------------------------------------  --------------  -------------------------------------------
                              Discontinued  U.S. GAAP    U.S.     U.S.    U.S.                       Combined     Combined
                      IAS      operations  adjustments   GAAP     GAAP    GAAP   Adjustments         U.S. GAAP    U.S. GAAP
                    --------  ------------ ----------- --------  ------  ------  -----------        -----------  -----------
                     (Euro)      (Euro)      (Euro)     (Euro)     $     (Euro)    (Euro)             (Euro)          $
                                                           (in millions)
                                  (1)          (2)                 (3)     (4)       (5)                             (6)
Sales..............  2,991.7     (116.4)        --      2,875.3   510.8   517.6       --                3,392.9      3,248.3
Operating Costs
 Changes in
  inventories and
  work in
  progress.........     75.7        0.3         --         76.0     9.4     9.5       --                   85.5         81.9
 Materials and
  services......... (1,410.5)      71.4         0.7    (1,338.4) (268.8) (272.4)      --               (1,610.8)    (1,542.1)
 Freight and sales
  commissions......   (288.1)       --          --       (288.1)  (27.3)  (27.7)      --                 (315.8)      (302.3)
 Personnel
  expenses.........   (445.5)       2.8         5.1      (437.6) (106.4) (107.8)                         (545.4)      (522.2)
Depreciation,
 amortization and
 impairment
 charges...........   (225.5)       3.9       (22.5)     (244.1)  (50.4)  (51.1)    (37.3)(m)(n)(o)      (332.5)      (318.3)
 Other operating
  income...........     64.5        --          --         64.5     1.2     1.2      (0.3)(p)              65.4         62.6
 Other operating
  expenses.........   (248.0)      11.4         --       (236.6)  (14.0)  (14.2)      --                 (250.8)      (240.1)
                    --------     ------       -----    --------  ------  ------     -----           -----------  -----------
Operating profit...    514.3      (26.6)      (16.7)      471.0    54.5    55.2     (37.6)                488.6        467.8
Net financial
 items.............    (68.7)      13.9        (7.9)      (62.7)  (13.0)  (13.2)    (34.3)(q)            (110.2)      (105.5)
 Share of results
  of associated
  companies........      5.8        --          --          5.8     --      --        --                    5.8          5.6
                    --------     ------       -----    --------  ------  ------     -----           -----------  -----------
Profit before tax
 and minority
 interests.........    451.4      (12.7)      (24.6)      414.1    41.5    42.0     (71.9)                384.3        367.9
Income tax
 expenses..........   (149.7)       3.7         6.8      (139.2)  (16.2)  (16.4)     14.9 (r)            (140.7)      (134.7)
                    --------     ------       -----    --------  ------  ------     -----           -----------  -----------
Profit after
 taxes.............    301.7       (9.0)      (17.8)      274.9    25.3    25.6     (57.0)                243.6        233.2
Minority
 interests.........     (7.5)       --          --         (7.5)    --      --        --                   (7.5)        (7.2)
                    --------     ------       -----    --------  ------  ------     -----           -----------  -----------
Net profit for the
 period............    294.2       (9.0)      (17.8)      267.4    25.3    25.6     (57.0)                236.1        226.0
                    ========     ======       =====    ========  ======  ======     =====           ===========  ===========
Basic earnings per
 share(/7/)........                                                                                        0.26         0.25
Diluted earnings
 per share(/7/) ...                                                                                        0.26         0.25
Weighted average
 shares
 outstanding.......                                                                                 900,025,920  900,025,920


The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                   Unaudited Pro Forma Combined Balance Sheet
                              As at March 31, 2000

                                                                          Consolidated
                                         Stora Enso                          Papers                 Pro Forma
                         ----------------------------------------------- --------------- -------------------------------------
                                  Discontinued       U.S. GAAP    U.S.    U.S.    U.S.                     Combined  Combined
                           IAS     operations       adjustments   GAAP    GAAP    GAAP   Adjustments       U.S. GAAP U.S. GAAP
                         -------- ------------      ----------- -------- ------- ------- -----------       --------- ---------
                          (Euro)     (Euro)           (Euro)     (Euro)     $    (Euro)    (Euro)           (Euro)       $
                                                               (in millions)
                                      (1)               (2)                (3)     (4)       (5)                        (6)
Fixed assets and other
 long-term investments
 Property, plant and
  equipment............  10,783.4   (1,305.2)         1,339.3   10,817.5 2,548.7 2,662.1     683.7 (e)      14,163.3 13, 560.0
 Other non-current
  assets
 Intangible assets.....      69.0        --               --        69.0     8.1     8.5       6.5 (i)          83.9      80.4
 Goodwill..............     468.9        --             (39.9)     429.0   128.3   134.0   2,240.5 (g)       2,803.5   2,684.1
 Investment in
  associated
  companies............     166.6       (6.1)            16.2      176.7    41.4    43.2      12.3 (f)         232.3     222.4
 Investment in other
  companies............     280.1     (184.5)           (27.7)      67.9     --      --        --               67.9      65.0
 Capital investments...      50.0        --              90.8      140.8     --      --        --              140.8     134.8
 Long-term loan
  receivables..........      67.7      (51.1)             --        16.6   438.9   458.4       --              475.0     454.8
 Deferred tax assets...       5.9        --               --         5.9     --      --        --                5.9       5.7
 Other non-current
  assets...............      87.4       (4.0)             --        83.4     --      --        --               83.4      79.9
                         --------   --------          -------   -------- ------- -------  --------         --------- ---------
                         11,979.0   (1,550.9)         1,378.7   11,806.8 3,165.4 3,306.3   2,943.1          18,056.1  17,286.9
Current assets
 Inventories...........   1,343.4       (0.4)             --     1,343.0   183.4   191.6      37.4 (a)       1,572.0   1,505.0
 Short-term
  receivables..........   2,227.6      (51.2)             --     2,176.4   140.9   147.2       --            2,323.6   2,224.6
 Other current assets
 Tax receivables.......      97.1       (1.3)             --        95.8    16.0    16.7       --              112.5     107.7
 Short-term investments
  and receivables......     256.7        --              52.7      309.4    13.8    14.4       --              323.8     310.0
Cash and cash
 equivalents...........     427.3      470.7 (/1/a)       --       898.0     9.5     9.9       --              888.2     850.4
                         --------   --------          -------   -------- ------- -------  --------         --------- ---------
                          4,352.1      417.8             52.7    4,822.6   363.6   379.8      37.4           5,220.1   4,997.7
                         --------   --------          -------   -------- ------- -------  --------         --------- ---------
 Total assets..........  16,331.1   (1,133.1)         1,431.4   16,629.4 3,529.0 3,686.0   2,980.5          23,295.9  22,303.5
                         ========   ========          =======   ======== ======= =======  ========         ========= =========
Shareholders' equity
 Share capital.........   1,278.0        --               --     1,278.0    91.3    95.4   1,996.9 (g)(k)    3,370.2   3,226.6
 Restricted equity.....     722.7        --               --       722.7    74.6    77.9      (6.8)(g)         793.8     760.0
 Retained earnings.....   3,776.8       78.4 (/1/b)     961.9    4,817.1 1,173.8 1,226.0  (1,226.0)(g)       4,817.1   4,611.9
 Profit for the
  period...............     294.2        --               --       294.2    25.3    26.4     (26.4)(g)         294.2     281.7
                         --------   --------          -------   -------- ------- -------  --------         --------- ---------
                          6,071.7       78.4            961.9    7,112.0 1,365.0 1,425.7     737.6           9,275.4   8,880.2
Minority interests.....     206.6       (6.1)             --       200.5     --      --        --              200.5     192.0
Long-term liabilites
 Pension provisions....     578.9       (7.8)            36.5      607.6   181.5   189.6    (253.3)(c)         543.9     520.7
 Other provisions......     200.4        --               --       200.4     6.2     6.5       --              206.9     198.1
 Other long-term
  liabilities..........      88.0        --               --        88.0    12.8    13.4     (15.2)(b)          86.2      82.6
                         --------   --------          -------   -------- ------- -------  --------         --------- ---------
                            867.3       (7.8)            36.5      896.0   200.5   209.4    (268.4)            837.0     801.3
Deferred tax
 liabilities...........   1,521.3       16.0            378.8    1,916.1   397.0   414.7     404.9 (j)       2,735.6   2,619.1
Long-term debt.........   3,829.7   (1,146.9)             --     2,682.8 1,234.2 1,289.1   2,085.0 (d)(h)    6,059.9   5,798.9
Current liabilities
 Current borrowings
 Current portion of
  long-term debt.......     305.0       (4.9)             --       300.1    85.0    88.8       --              388.9     372.3
 Short-term
  borrowings...........   1,347.7      (65.0)             --     1,282.7    28.4    29.7      (0.3)(d)       1,312.1   1,256.2
 Current liabilities
 Other current
  liabilities..........   1,888.3      (11.1)            54.2    1,931.4   213.1   222.6      21.7 (/1/)     2,175.7   2,082.9
 Tax liability.........     293.5       14.3               --      307.8     5.8     6.1       --              313.9     300.5
                         --------   --------          -------   -------- ------- -------  --------         --------- ---------
                          3,834.5      (66.7)            54.2    3,822.0   332.3   347.1      21.4           4,190.5   4,011.9
                         --------   --------          -------   -------- ------- -------  --------         --------- ---------
 Total shareholders'
  equity and
  liabilities..........  16,331.1   (1,133.1)         1,431.4   16,629.4 3,529.0 3,686.0   2,980.5         23,295. 9  22,303.5
                         ========   ========          =======   ======== ======= =======  ========         ========= =========

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

        Notes to the Unaudited Pro Forma Combined Financial Information

(1) Discontinued operations--Sale of Stora Enso energy assets

  The discontinued energy operations represent both the off-mill site energy generation operations, which were sold in May and June 2000, and the remaining shares in Pohjolan Voima Oy that are held for disposal. For purposes of this pro forma presentation, the net assets of the discontinued energy operations represent book values at March 31, 2000, and the gain from the sale of the off-mill site energy generation operations was calculated based on the book values of the assets on the dates of disposal.

  On April 17, 2000, Stora Enso entered into an agreement to sell its off-mill site energy generation operations, including its shares in affiliated hydro power and nuclear power generators, its regional power distribution networks and power sales agreements to Fortum Oyj, a Finnish energy and petrochemical company, for a purchase price of approximately (Euro)1.8 billion, including the assumption of approximately (Euro)1.2 billion in debt. The sale was completed in May and June 2000. Pre-tax cash proceeds from the sale are estimated to approximate (Euro)600 million, net of approximately (Euro)250 million of obligations not assumed by Fortum.

(1a) To record the pre-tax cash proceeds estimated to be realized from the sale of the off-mill site energy generation operations of (Euro)607 million and to eliminate cash and cash equivalents of the discontinued operations of
     (Euro)136.3 million.

(1b) To eliminate the net assets of discontinued energy operations of
     (Euro)401.6 million and to record the gain on sale of the off-mill site energy generation operations, net of taxes, of (Euro)513.0 million and to record additional liabilities of (Euro)33.1 million relating to resulting additional energy purchases due to the sale of energy assets. The gain was calculated as the difference between the consideration received and the net assets sold as follows:

                                                           ((Euro) in millions)
                                                           --------------------
   Consideration:
   Assumption of debt....................................          1,222
   Cash proceeds, net of cash paid to exercise options to
    acquire partly-owned assets..........................            607
                                                                  ------
   Total consideration received..........................          1,829
   Less:
   Fixed assets and long-term investments................         (1,425)
   Current liabilities...................................            125
                                                                  ------
   Gain on sale before tax...............................            529
   Tax on gain...........................................            (16)
                                                                  ------
   Gain on sale after tax................................            513
                                                                  ======

(2) Stora Enso U.S. GAAP Adjustments

  Stora Enso prepares its consolidated financial statements in accordance with IAS, which differs in several material respects from U.S. GAAP. For the purposes of preparing the unaudited pro forma combined financial information, Stora Enso's financial information has been restated to conform with U.S. GAAP by giving effect to the adjustments described in Note 28 to the Stora Enso Consolidated Financial Statements beginning on page F-1 of this document.

(3) Reclassification of the Consolidated Papers Financial Information

  Amounts in the Consolidated Papers financial information have been reclassified to conform with Stora Enso's presentation.

(4) Consolidated Papers Currency Translation

  The historical financial statements of Consolidated Papers are presented in U.S. dollars. The historical balance sheet of Consolidated Papers at March 31, 2000 is presented in U.S. dollars and has been translated, for the purpose of preparing the pro forma financial information, into euros at the March 31, 2000 closing exchange rate of 0.9574 U.S. dollars to one euro. The historical income statement of Consolidated Papers for the year ended December 31, 1999 has been translated, for the purpose of preparing pro forma financial information, into euros at the average exchange rate for the year of 1.0576 U.S. dollars to one euro. The historical income statement of Consolidated Papers for the three month period ended March 31, 2000 has been translated, for the purpose of preparing pro forma financial information, into euros at the average exchange rate for the three month period of 0.98693 U.S. dollars to one euro.

(5) Pro Forma Adjustments

  Stora Enso will account for the acquisition of Consolidated using the purchase method of accounting. Accordingly, Consolidated's assets and liabilities have been adjusted, on a preliminary basis, to reflect their fair values in the pro forma combined financial information as of March 31, 2000. The estimated effects resulting from these adjustments have been reflected in the pro forma combined financial information for the year ended December 31, 1999 and for the three month period ended March 31, 2000. The allocation of the estimated purchase price and the estimated transaction fees and expenses included in the pro forma combined financial information are preliminary; final amounts may differ from those set forth in this document and such differences may be material.

  The acquisition has been structured to qualify as a Section 386 restructuring under the U.S. Internal Revenue Code whereby neither Stora Enso nor Consolidated will incur a U.S. tax liability on the exchange of shares to consummate the transaction. As such, no adjustment has been reflected for U.S. taxation on the transaction.

Acquisition Financing

  All of the issued and outstanding shares of Consolidated Papers will be converted, at the election of the holder, into cash or Stora Enso ADSs (American depositary shares representing an interest in underlying Series R shares of Stora Enso), or a combination of cash and ADSs, with a value of $44.00 per Consolidated Papers share. However, if the average price of the Stora Enso Series R shares is less than the equivalent of $12.15, then each Consolidated share converted into the right to receive Stora Enso ADSs will be converted into the right to receive ADSs with a value less than $44.00 per Consolidated share. Each ADS will represent one Series R share of Stora Enso. Consolidated Papers shareholders' elections of cash or ADSs will be pro rated, to the extent necessary, so as to maintain a 50% cash and 50% ADS aggregate consideration mix unless an adjustment to this proportion is required for us to obtain opinions relating to the tax-free nature of the merger, in which case the number of Consolidated shares to be converted into the right to receive Stora Enso ADS will be increased. The exchange ratio for Consolidated Papers shares converted into ADSs will be between 2.678 and 3.621 ADSs per Consolidated Papers share, based on the average trading price of Stora Enso Series R shares over a period just prior to the closing, as necessary to provide $44.00 in value per share. The exchange ratio will be fixed at 2.678 ADSs for each Consolidated Papers share if Stora Enso Series R shares are then trading at a euro trading price higher than a $16.43 equivalent and will be fixed at 3.621 ADSs if the Series R shares are then trading below a $12.15 equivalent.

  Stora Enso Series R shares are currently trading below the $12.15 equivalent. However, for the purpose of the pro forma combined financial information and in order to determine the purchase price for Consolidated shares, a share price of $44.00 per Consolidated share has been used. The purchase price has been translated into euros at the March 31, 2000 noon buying rate, as announced by the New York Federal Reserve Bank, of $1.00=1.0445 euro.

  All Consolidated stock options will be converted into options to purchase Stora Enso ADSs and assumed by Stora Enso in accordance with existing plan provisions. For the purpose of the pro forma combined financial information and in order to determine the purchase consideration, the fair value of Consolidated's options is estimated on the date of acquisition using the Black-Scholes option pricing model with the following weighted average assumptions:

  .risk-free interest rate of 5.07%;

  .expected dividend yield of 2.82%;

  .expected lives of seven years; and

  .expected volatility of 35%.

  Stora Enso currently intends to obtain the funds necessary to make the cash payment, as well as to pay expenses related to the merger, from borrowings, some or all of which will come from Stora Enso's currently available credit facilities. Stora Enso may also use the proceeds of the recent sale of its off-mill site energy assets for net proceeds before tax of approximately (Euro)600 million.

Purchase Consideration

                                                                    $    (Euro)
                                                                 ------- -------
                                                                  (in millions)
Conversion of 45,524,597 Consolidated shares.................... 2,003.1 2,092.2
Cash purchase of 45,524,597 Consolidated shares................. 2,003.1 2,092.2
Conversion of Consolidated stock options........................    68.1    71.2
Acquisition related expenses....................................    21.0    21.9
                                                                 ------- -------
Total purchase price............................................ 4,095.3 4,277.5
                                                                 ------- -------
Less:
  Fair value of the net assets acquired......................... 1,821.9 1,903.0
                                                                 ------- -------
Goodwill........................................................ 2,273.4 2,374.5
                                                                 ======= =======

Cancellation of Treasury Shares

  Effective with the merger, Consolidated will cancel all common shares held in treasury. There were 213,977 shares held in treasury as of March 31, 2000 with a cost basis value of $4,800,000 and a par value of $213,977, the difference between which will be charged to paid-in capital upon cancellation.

Balance Sheet Adjustments

(a) To record inventories at fair market value.

(b) To eliminate deferred revenue on sale and leaseback of machinery and equipment.

(c) To restate pension and other post retirement liabilities to the excess of fair value of plan assets over accumulated benefit obligation.

(d) To record debt at fair market value.

(e) To record property, plant and equipment at fair market value based upon valuation.

(f) To record equity investment at fair market value based upon valuation.

(g) To record acquisition cost over the fair value of net assets acquired as goodwill, eliminate Consolidated Papers shareholders' equity balance, and record the fair value of options to be issued to holders of Consolidated Papers stock options in accordance with the merger agreement.

(h) To reflect the Stora Enso borrowings to finance the cash purchase of 45,524,597 Consolidated shares at an assumed purchase price of $44.00 per share and the costs of acquiring Consolidated.

(i) To record identifiable intangible assets at fair market value based upon appraised valuations.

(j) To reflect deferred taxes related to book/tax differences resulting from the allocation of the purchase price to the fair value of assets and liabilities. Tax rate of 39% has been used.

(k) To record shares to be issued by Stora Enso to shareholders of Consolidated to convert 45,524,597 Consolidated shares into ADSs.

(l) To record the transaction fee that will be paid to Goldman Sachs by Consolidated Papers upon consummation of the merger.

Income Statement Adjustments

(m) To reflect amortization of the additional goodwill related to the merger as follows:

                                            Year Ended      Three month period
                                         December 31, 1999 ended March 31, 2000
                                         ----------------- --------------------
                                         ((Euro)  in millions, except number of
                                                         years
                                                     and quarters)
   Goodwill resulting from the merger..       2,374.5            2,374.5
   Divided by: Amortization period
    (years and quarters,
    respectively)......................            20                 80
                                              -------            -------
   Goodwill amortization per year......         118.7               29.7
   Less: historical amortization.......          (9.1)              (2.3)
                                              -------            -------
   Incremental amortization............         109.6               27.4
                                              =======            =======

(n) To reflect amortization of incremental identifiable intangible assets over the estimated useful lives. The amortization period for identifiable intangible assets is 20 years. Annual and quarterly amortization for the incremental identifiable intangible assets is (Euro)0.3 million and
    (Euro)0.1 million, respectively.

(o) To reflect increased depreciation expense resulting from the write-up of the property, plant and equipment as a result of the fair value allocation as follows:

                                             Year Ended      Three month period
                                          December 31, 1999 ended March 31, 2000
                                          ----------------- --------------------
                                                   ((Euro) in millions)
   Buildings.............................         8.5                2.2
   Machinery and equipment...............       209.8               55.2
   Timberlands...........................         --                 --
   Land..................................         --                 --
   Construction in progress..............         --                 --
                                               ------              -----
   Total.................................       218.3               57.4
   Less: historical depreciation.........      (169.3)             (47.6)
                                               ------              -----
   Incremental depreciation..............        49.0                9.8
                                               ======              =====

(p) To reflect the elimination of deferred revenue historically recognized by Consolidated as a result of the sale and leaseback of machinery and equipment.

(q) To reflect interest expense on the borrowings used to finance the purchase of 45,524,597 Consolidated shares. The estimated amount including estimated acquisition costs for the borrowing is (Euro)2,114 million. Interest expense is estimated to be (Euro)137 million annually and (Euro)34.3 million quarterly with 6.5% interest cost. A 0.125 percent point variance in the interest rate would increase or decrease the annual and quarterly interest expense by (Euro)2.6 million and (Euro)0.7 million, respectively. The fair market value adjustment on Consolidated historical debt is a decrease of (Euro)28 million.

(r) To reflect the tax effect of above items excluding goodwill amortization.

(6) Convenience Translation

  The unaudited pro forma combined euro amounts have been converted into U.S. dollars solely for the convenience of the reader at the March 31, 2000 closing exchange rate of 0.9574 U.S. dollars to one euro.

(7) Pro Forma Combined Earnings Per Share

  Pro forma combined basic earnings per share has been calculated by dividing pro forma combined net profit for the period by the number of shares outstanding after giving effect to the merger. There are 139,848,037 Stora Enso Series R shares assumed to be issued in the merger based upon an assumed exchange ratio of 3.079 Series R shares per Consolidated share. The assumed exchange ratio was based on $44.00 divided by $14.29, the midpoint of the U.S. dollar equivalent prices for the Stora Enso Series R shares used to calculate the merger consideration.

  Pro forma combined diluted earnings per share includes the assumption of 2,971,032 Consolidated stock options outstanding at March 31, 2000.

                     INFORMATION ABOUT CONSOLIDATED PAPERS

  Consolidated Papers, Inc. was incorporated in Wisconsin in 1894. The corporation and its subsidiaries operate primarily in the pulp and paper industry. Pulp and paper operations involve the manufacture and sale of coated and supercalendered printing paper for the printed communications industry, coated specialty papers used largely in the packaging and labeling of food and consumer products, and the manufacture of pulp and recycled pulp for use in the manufacture of these papers. Supercalendered paper is uncoated paper manufactured by using a process resulting in a glossy printing surface. Consolidated also manufactures paperboard and paperboard products. Integrated into the business are electrical power operations, which have nominal third party sales. Additional information about Consolidated is contained in its filings with the SEC referred to in "Where You Can Find More Information" on page 169.

                          INFORMATION ABOUT STORA ENSO

General

  Stora Enso is the largest paper and board manufacturer in Europe and the second largest paper and board manufacturer in the world based on production capacity, with 13.3 million metric tons of annual paper and board production capacity and leading market positions in many of its core businesses. Domiciled in Finland, Stora Enso has production facilities in 20 countries on three continents. Stora Enso's core product areas are magazine paper, newsprint, fine paper and packaging boards. Stora Enso's supporting product areas are timber products, market pulp, paper merchants and forest operations. The principal markets for Stora Enso's products are the member states of the European Union. Stora Enso distributes its products through its own global marketing network, which has an established presence on six continents with more than 30 sales companies and an additional 15 local branch offices, as well as a number of independent agents.

  At December 31, 1999, Stora Enso had total assets of (Euro)16,034 million and 39,053 employees. In 1999, Stora Enso had sales of (Euro)10,636 million, approximately 86% of which were outside Finland and Sweden. As of June 30, 2000, Stora Enso's total equity market capitalization based on trading prices on the Helsinki Stock Exchange was (Euro)7.3 billion.

  Stora Enso was created as a result of the 1998 merger of the Swedish company Stora Kopparbergs Bergslags Aktiebolag (publ) and the Finnish company Enso Oyj, which created a leader in the global forest products industry. Since then, Stora Enso's management team has concentrated on integrating the two companies and has significantly reduced operating costs and improved the combined company's financial performance. This has been accomplished by focusing on Stora Enso's core businesses, divesting non-core businesses, improving operating efficiencies and reducing administrative costs.

  Stora Enso is an integrated forest products company that is able to satisfy internally a significant portion of its raw material needs, thus helping to ensure continuity in its production. The principal raw material required in the manufacture of paper and board products is pulp, which is produced both from logs cut for that purpose and from sawmill residues, as well as from recycled fiber. In addition, manufacturing of pulp requires the use of various chemicals and minerals. Different types of paper and board products are in turn produced with the appropriate type of pulp and chemicals as their principal raw materials. In addition, manufacturing of pulp, paper and board products requires significant amounts of energy. Stora Enso owns a total of approximately 2.6 million hectares (approximately 6.4 million acres) of forest land in Finland and Sweden, making it one of the largest private forest owners in both countries. Stora Enso also has significant forest holdings in Canada and Portugal. In 1999, Stora Enso produced 4,440,000 metric tons of chemical pulp, of which 3,189,000 metric tons were consumed internally for the production of paper and the remainder was sold to third parties. Approximately 13% of the wood used in the production of pulp by Stora Enso in 1999 was harvested from Stora Enso's own forest lands. As Stora Enso is also a buyer of pulp, net sales of pulp amounted to 501,000 metric tons. Power plants at Stora Enso's own mills provide approximately 40% of Stora Enso's power requirements in Finland and Sweden. Other raw materials, including various chemicals and minerals, are purchased by Stora Enso on the world market from multiple sources of supply.

Stora Enso Acquisition, Inc.

  Stora Enso Acquisition, Inc. is a newly formed Wisconsin corporation and wholly owned subsidiary of Stora Enso that conducted no business prior to entering into the merger agreement. We sometimes refer to this company as the merger subsidiary.

Strategy

  Stora Enso's principal objective is to be the world's leading forest products company while generating shareholder value. Stora Enso intends to pursue the following principal operating and marketing strategies to enable it to achieve this objective.

 Focus on Core Product Areas

  Stora Enso will continue to focus its resources and investments on its core product areas: magazine paper, newsprint, fine paper and packaging boards. Management believes that Stora Enso's production facilities in these core product areas are among the best in the industry globally in terms of both asset and product quality, providing Stora Enso with a competitive advantage. Consistent with this approach, Stora Enso intends to continue to maintain high technical standards for its core assets and to evaluate its portfolio of assets for the purpose of divesting non-core assets as appropriate. Stora Enso has recently divested, or agreed to divest, some of its non-core assets, such as its off-mill site energy generation operations, as well as its Finnish and German specialty paper operations. Stora Enso intends to use the proceeds of these divestitures to reduce its aggregate debt, to finance a portion of the cash to be paid in the merger with Consolidated and for other investments and acquisitions in its core product areas.

 Improve Cost and Production Efficiencies

  Stora Enso intends to continue to reduce production costs and improve the efficiency of its operations and the utilization of production facilities. Improvement in production efficiencies is expected to result from a combination of additional synergies resulting from the merger of STORA and Enso, ongoing investments in existing operations and the discontinuation of under-performing operations. In 1999, Stora Enso realized synergies of (Euro)113 million, exceeding by 126% the (Euro)50 million target developed at the time of the merger of STORA and Enso. Stora Enso is implementing productivity programs in some of its mills and expects additional cost savings from the elimination of production bottlenecks, modernization of equipment, and rebuilding of paper machines.

 Grow Through Selected Acquisitions in Core Product Areas on a Global Scale

  Stora Enso's target is to grow faster than the industry average. In order to achieve this target, Stora Enso will continue to evaluate and pursue potential acquisitions globally. Management believes that consolidation in the paper and forest products industry will continue and will eventually result in a few global producers leading the industry. Due to the benefits of economies of scale and the increasing desire of large customers to be supplied globally, management believes it is strategically imperative for Stora Enso to be one of these leading global producers. By making acquisitions in businesses focused on Stora Enso's core product areas, like the merger with Consolidated, management aims to increase shareholder value by realizing acquisition synergies, enhancing Stora Enso's global market position in its core products and securing its role as a preferred supplier for its global customers. Europe is currently Stora Enso's principal geographic area both in terms of production and sales. However, with fewer acquisition opportunities expected in Europe, Stora Enso will also continue to seek out and evaluate growth opportunities outside of Europe in order to strengthen its presence in these markets, with an emphasis on the North American market for magazine paper and newsprint grades, and the Asian market. Stora Enso intends to be selective with its acquisitions and expects to evaluate each opportunity against internal targets for return on capital. Stora Enso intends to finance future acquisitions with a combination of internally generated funds, proceeds from divestitures of non-core assets, further borrowings and the issuance of additional equity securities, if appropriate.

 Maximize Return on Invested Capital

  Management is committed to maximizing Stora Enso's return on capital employed. This requires management not only to maximize operating earnings, but also to manage Stora Enso's capital base. In order to increase profitability, cash flow generation and capital utilization, Stora Enso has established clear operational performance and financial targets. Stora Enso has set an average return on capital employed target of 13% and intends to keep annual capital expenditures below the level of annual depreciation expense. Stora Enso will also continuously seek to minimize its cost of capital by reviewing its capital structure. By establishing an ADS program in the U.S. as part of the acquisition of Consolidated, Stora Enso intends to expand its investor base and enhance its access to the U.S. capital markets.

Company History

  Stora Enso was created as a result of the merger of STORA and Enso. That merger was approved by the respective boards of directors of STORA and Enso on June 2, 1998 and became effective on December 23, 1998, at which time Enso's name was changed to Stora Enso and the shares of STORA were exchanged for shares of Stora Enso.

 STORA

  STORA's history dates back one thousand years to the time when copper mining started in Falun, Sweden. In its early years, STORA's principal businesses were copper mining and steel production. STORA commenced activities in the forest products industry in the late nineteenth century with the 1885 acquisition of the Skutskar sawmill, which was at the time the largest sawmill in the world. The business operations of STORA were incorporated in 1888 and its shares were initially listed on the Stockholm Stock Exchange in 1901. In the early 1900s, STORA built a paper and pulp mill with an annual production capacity of 30,000 metric tons in Kvarnsveden, Sweden. Production at STORA's Swedish paper mills increased gradually during the period from the 1920s through the 1940s, as it built new paper machines and developed new production technologies, including bleaching of pulp and faster paper machines.

  In 1962, STORA began expanding outside Sweden by building a pulp mill in Nova Scotia, Canada. In 1966, STORA acquired a majority of the shares of Grycksbo Pappersbruk AB, the largest fine paper mill in Sweden, and Vikmanshytte Bruk AB. In the late 1970s the global economy went through a deep recession, which had a serious effect on the forest products and metal industries. In response, STORA restructured its operations, selling its steel operations to SSAB Oxelosund AB, a newly established Swedish steel company, and focusing entirely on its forest products operations. In the 1980s and 1990s, STORA actively participated in the consolidation of the forest products industry by acquiring several forest products companies and units including: Billerud, a Swedish paper and board manufacturer, in 1984; Swedish paper manufacturers Papyrus and Kopparfors in 1987; and Feldmuhle Nobel, a German industrial group with paper and board operations, in 1990. Through these acquisitions, STORA also acquired significant non-forest products industry operations, most of which it divested prior to the merger with Enso.

 Enso

  Enso started operations in the 1870s when Hans Gutzeit, a Norwegian entrepreneur, opened a sawmilling company in southern Finland with the support of Norwegian investors. The business was incorporated in 1896. In the early 1900s, Enso expanded the sawmilling business by opening a pulp mill to use sawdust and waste wood generated by the sawmilling. Enso also began to acquire forestlands and, in 1907, purchased its first paper mill. In 1916, Enso became the first company listed on the Helsinki Stock Exchange. In 1918, a group of Norwegian investors sold 61% of Enso's outstanding share capital to the Finnish State. During the 1930s, Enso acquired several forest products companies and built new facilities. By the end of the 1930s, Enso had become the third largest pulp producer in Europe. Enso's operations suffered considerably as a result of World War II but, in the late 1940s and early 1950s, it invested heavily in new pulp mills and paper machines.

  In the 1960s, Enso began to expand outside Finland and participated, from the early 1970s to 1993, in a paper and pulp production joint venture in British Columbia, Canada. In 1994, Enso started production in Sachsen, Germany with the construction of a paper mill which produces newsprint using 100% recycled fiber as its fiber raw material. In the 1980s and 1990s, Enso was active in the consolidation of the forest products industry, acquiring several forest products companies and units including: the fine paper operations of the Ahlstrom Varkaus Mills in 1986; the Berghuizer fine paper mill in The Netherlands in 1989/1994; Tampella Forest Oy's newsprint, publication papers and packaging boards businesses in 1993; Veitsiluoto, a Finnish forest products company, in May 1996; and E. Holtzmann & Cie, a German producer of newsprint and supercalendered paper, in 1997. Throughout its history, Enso has been involved in various businesses outside of the forest products industry, including the shipping, engineering and chemicals industries, but had divested substantially all of its interests in these non-core industries prior to the merger with STORA.

Recent Developments

 Sale of Energy Assets

  On April 17, 2000, Stora Enso entered into an agreement to sell a significant portion of its off-mill site energy generation operations, including its shares in affiliated hydro power and nuclear power generators entitling Stora Enso to energy generation capacity, its regional power distribution networks and power sales agreements to Fortum Oyj, a Finnish energy and petro-chemical company, for a purchase price of approximately (Euro)1.8 billion, including the assumption of approximately (Euro)1.2 billion in debt. The sale of the assets located in Finland was completed on May 31, 2000 and the sale of the assets located in Sweden was completed on June 5, 2000. As a result of the sale, Stora Enso expects to record a gain on disposition of approximately (Euro)530 million before tax and approximately (Euro)513 million after tax. The assets divested included 1,511 MW of energy generation capacity, of which 1,096 MW was hydro power, 301 MW was nuclear power and the remaining 114 MW was oil and coal power. Approximately 200 employees were affected by the transaction.

 Arbitrator's Decision Regarding Purchase of Remaining STORA Shares

  Following the combination of STORA and Enso in 1998, an arbitration proceeding was initiated to determine the price at which Stora Enso could complete a compulsory acquisition of the STORA shares not exchanged at that time. Although Stora Enso has acquired additional STORA shares since the combination, approximately 4.3 million STORA shares remained outstanding. During the first quarter of 2000, the arbitrator determined that Stora Enso was entitled to acquire the remaining STORA shares it did not already own at a price of SEK 95 per share, plus annual interest at a rate of 8.15% until the date of payment. Payments for these shares were made in June 2000.

Business Overview

  Stora Enso organizes its businesses into core product areas and supporting product areas. The core product areas are magazine paper, newsprint, fine paper and packaging boards. The supporting product areas are timber products, market pulp, paper merchants and forest operations. The following chart illustrates the principal products or services produced or provided by each of these product areas as well as the principal uses for the various products produced:

 MAGAZINE PAPER         NEWSPRINT           FINE PAPER       PACKAGING BOARDS

------------------  ------------------  ------------------   ------------------

    Products            Products             Products            Products

Uncoated papers     Standard             Graphic (coated)    Consumer
(supercalendered    newsprint            papers              packaging boards
and machine
finished)           Newsprint            Office              Corrugated board
                    specialties          (uncoated)          raw material
Coated papers                            papers
(light-weight             Uses                               Coreboard
coated, medium-                                Uses
weight coated,      Newspapers,                              Kraft paper
heavy-weight        newspaper            High quality
coated and          supplements,         books, document     Laminating
machine finished    advertising          printing papers     papers
coated)             leaflets and         and advertising
                    telephone            materials                 Uses
      Uses          directories
                                                             Consumer and
Magazines,                                                   industrial
printed products                                             packaging
for advertising,
catalogs and
direct marketing
products


 TIMBER PRODUCTS       MARKET PULP        PAPER MERCHANTS         FOREST
                                                                OPERATIONS
------------------  ------------------  ------------------
                                                             ------------------
    Products            Products             Services
                                                                 Services
Nordic whitewood    Northern             Distribution of
                    bleached             fine paper and      Wood procurement
Nordic redwood      softwood kraft       paper products
                                         for Stora Enso      Forest holdings
Central European    Northern             and third
timber              bleached             parties             Felling rights
                    hardwood kraft
      Uses
                    Bleached
Joinery,            eucalyptus kraft
furniture and
construction        Deinked pulp and
industry            fluff pulp

                          Uses

                    Various kinds of
                    papers and
                    boards, fluff
                    pulp for
                    hygienic
                    products

  The following tables present Stora Enso's annual sales and operating profit by product area for the periods indicated:

Sales by product area

                                                  Year ended December 31,
                                                 ----------------------------
                                                   1997      1998      1999
                                                 --------  --------  --------
                                                    ((Euro) in millions)
Magazine paper..................................  1,475.8   1,851.8   1,950.4
Newsprint.......................................  1,534.1   1,693.7   1,641.8
Fine paper......................................  1,813.5   2,003.8   2,163.2
Packaging boards................................  2,485.5   2,396.9   2,341.5
Timber products.................................    722.2     733.9   1,140.0
Market pulp.....................................    958.7     846.6     957.8
Paper merchants.................................    800.4     830.3     787.2
Forest operations...............................  1,616.8   1,645.9   1,630.3
Elimination of internal sales; other
 operations(/1/)................................ (2,081.6) (2,104.7) (2,153.9)
                                                 --------  --------  --------
Continuing operations total.....................  9,325.4   9,898.2  10,458.3
Divested paper units............................    415.8     399.3      24.7
Discontinued operations, energy.................    530.3     481.2     506.0
Internal sales, energy..........................   (273.4)   (289.1)   (353.3)
                                                 --------  --------  --------
  Total.........................................  9,998.1  10,489.6  10,635.7
                                                 ========  ========  ========

--------
(1) Other operations include the results of units that are not within Stora Enso's product areas, such as separate transportation and sales and distribution companies.

Operating profit (loss) by product area

                                            Year ended December 31,
                         ----------------------------------------------------------------------
                                1997                    1998                     1999
                         --------------------   ---------------------    ----------------------
                                              ((Euro) in millions)
                                  Excluding               Excluding                 Excluding
                                non-recurring           non-recurring             non-recurring
                                    items                   items                     items
Magazine paper..........  76.8       85.9        238.8       276.3         287.6       287.6
Newsprint............... 164.2      192.0        292.3       302.9         299.1       299.1
Fine paper.............. 143.1      143.1        106.9       190.4         204.3       193.8
Packaging boards........ 208.4      234.8         61.8       209.1         193.1       188.0
Timber products.........  50.3       50.3          3.2        10.4          41.0        37.9
Market pulp.............  29.4       29.4        (18.0)        9.7         106.1        94.9
Paper merchants.........   5.4        5.4        (22.9)        2.0           0.5         0.5
Forest operations....... 111.2      111.2        108.8       111.0         141.1       141.1
Other operations(/1/)... (17.3)     (28.6)      (117.7)      (40.2)        (38.2)      (38.2)
                         -----      -----       ------     -------       -------     -------
Continuing operations
 total.................. 771.5      823.5        653.2     1,071.6       1,234.6     1,204.7
Divested paper units....   4.7        4.7        (59.0)       (6.4)         22.9        (1.6)
Discontinuing
 operations, Energy..... 123.7      123.7        114.5       114.5         150.9       102.7
Non-recurring items.....   --       (52.0)(/2/)    --       (471.0)(/3/)     --        102.6(/4/)
                         -----      -----       ------     -------       -------     -------
  Total................. 899.9      899.9        708.7       708.7       1,408.4     1,408.4
                         =====      =====       ======     =======       =======     =======

--------
(1) Includes non-allocated corporate overhead items and elimination of group internal margin in consolidation.
(2) The non-recurring items for 1997 consist mainly of a gain on sale of Stora Reinsurance SA, loss on sale of Arnsberg, write-downs of assets in connection with the shutdown of the paper machine at Stora Langerbrugge, a provision made in connection with the shutdown of the sulfite pulp production plant at Stora Port Hawkesbury and provisions made for additional pension obligations.

(3) The non-recurring items for 1998 consist mainly of losses on sale of business operations in Stora Carbonless, Stora Spezialpapiere and shares in Svenska Dagbladet, a write-down of inventories in Skoghall, a reimbursement of capital tax, effects of shortening the remaining useful lives of some long-lived assets, impairment losses on long-lived assets, provisions for early retirement pension obligations and termination benefits, provisions made in connection with termination of agency and lease agreements, environmental liabilities and direct merger costs.
(4) The non-recurring items for 1999 consist mainly of gains on sale of shares and business operations.

  The following table presents Stora Enso's annual sales in the indicated geographic markets for the periods indicated:

                                                        Year ended December 31,
                                                       -------------------------
                                                        1997     1998     1999
                                                       ------- -------- --------
                                                         ((Euro) in millions)
Sales by country
  Germany............................................. 1,611.2  1,827.0  1,825.7
  U.K................................................. 1,405.4  1,436.9  1,321.7
  France..............................................   893.9  1,003.6    974.0
  Sweden..............................................   919.9    881.0    810.5
  Finland.............................................   741.3    726.0    730.2
  The Netherlands.....................................   525.7    555.0    538.8
  Italy...............................................   384.9    432.6    450.7
  Spain...............................................   371.9    400.4    440.0
  Belgium.............................................   341.3    373.9    349.4
  Denmark.............................................   307.7    329.6    286.8
  Other EU............................................   317.9    321.0    423.0
                                                       ------- -------- --------
  Total EU............................................ 7,821.0  8,287.0  8,150.8
  Other Europe........................................   620.6    733.9    635.3
  North America.......................................   318.3    445.5    607.4
  Asia-Pacific........................................   623.9    406.2    773.6
  Others..............................................   614.3    617.0    468.6
                                                       ------- -------- --------
    Total............................................. 9,998.1 10,489.6 10,635.7
                                                       ======= ======== ========

Magazine Paper

  Stora Enso is the world's second largest producer of magazine paper, with annual production capacity of 3.175 million metric tons and a share of global production capacity of approximately 14%. Europe is the principal market for Stora Enso's magazine paper. Stora Enso holds approximately 19% of the European production capacity for magazine paper and approximately 14% of the global production capacity for magazine paper. Magazine paper accounted for 18.1% of Stora Enso's sales and 20.4% of its operating profit in 1999.

  Stora Enso's magazine paper strategy is to focus on its present paper grades and to develop value-added products, such as high quality coated and supercalendered printing papers, for its main markets in Europe and North America. Stora Enso seeks to be the preferred supplier for its customers by offering the best product quality and a high level of customer service. Stora Enso's strategy is to enhance cost competitiveness and to further optimize its asset structure in this product area as it seeks growth opportunities principally in Europe and North America.

  The following table presents financial and statistical data regarding the magazine paper product area:

                                              Year ended December 31,
                                              ----------------------------
                                               1997    1998         1999
                                              ------- -------      -------
                                               ((Euro) in millions,
                                              except for percentages
                                                and personnel data)
Total sales.................................. 1,475.8 1,851.8(/1/) 1,950.4(/1/)
Operating profit(/2/)........................    85.9   276.3        287.6
Operating margin, %..........................     5.8    14.9         14.7
Operating capital,(/3/)...................... 1,863.0 2,025.2      2,125.5
Return on operating capital, %...............     4.6    14.2         13.9
Capital expenditure..........................   322.5   219.9        102.2
Average number of employees..................   4,575   4,887        4,745
Operating profit(/4/)........................    76.8   238.8        287.6
Operating margin, %..........................     5.2    12.9         14.7
Return on operating capital, %...............     4.1    12.3         13.9

--------
(1) Includes internal sales of (Euro)4.7 million and (Euro)29.7 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.
(3) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.
(4)Includes non-recurring items.

  Management believes that the key strengths of Stora Enso's magazine paper product area are the proximity of most of its production units to important customers and the wide range of paper grades that it can supply to large printing companies. However, compared to the most modern and ideally located magazine paper mills, some of Stora Enso's production units in Finland and Sweden are further away from their key customers and certain production units are too small to fully benefit from the economies of scale that can be reached in modern paper production.

 Products

  Magazine paper grades are divided into uncoated magazine paper and coated magazine paper.

  Uncoated Magazine Paper. Uncoated magazine paper grades include machine finished paper produced in Stora Enso's mill at Summa, Finland and supercalendered paper. Stora Enso produces supercalendered paper in Sweden, Belgium, Germany and Canada. Uncoated magazine paper is used primarily in magazines and catalogs with broad circulation.

  Coated Magazine Paper. Coated magazine paper grades include machine finished coated paper, light-weight coated paper, medium-weight coated paper and heavy-weight coated paper. Stora Enso produces machine finished coated paper in Finland; light-weight coated paper in France, Germany and Finland; medium-weight coated paper in Germany and Finland and heavy-weight coated paper in Germany. Coated magazine paper is used for magazines, catalogs, brochures and other printed advertising purposes. Niche products produced by the magazine paper product area include wall paper base, which is produced in Germany.

 Capital Expenditures

  Major capital expenditure items for the magazine paper product area in 1999 included the rebuild of paper machine no. 8 at the Maxau mill in Germany and the rebuild of production line no. 5 at the Kabel mill in Germany.

 Sales

  The following table describes deliveries of magazine paper by paper grade for the years indicated:

                                                                 Year ended
                                                                December 31,
                                                              -----------------
                                                              1997  1998  1999
                                                              ----- ----- -----
                                                              (in thousands of
                                                                metric tons)
   Uncoated magazine paper...................................   665   919 1,116
   Coated magazine paper..................................... 1,532 1,594 1,593
   Wall paper base...........................................    33    47    48
                                                              ----- ----- -----
     Total................................................... 2,230 2,560 2,756
                                                              ===== ===== =====

  The following table presents sales of magazine paper by geographic area for the year ended December 31, 1999:

                                                     1999
                                                     ----
                                                     (%)
            Northern Europe.........................  16
            Continental Europe......................  65
            North America...........................  14
            Other...................................   5
                                                     ---
              Total................................. 100
                                                     ===

 Competition

  Like all sectors of the forest products industry, the market for magazine paper is highly competitive. Stora Enso's principal competitors in uncoated magazine paper grades in the European market are UPM-Kymmene, Sappi Limited, Svenska Cellulosa Aktiebolaget, Myllykoski Paper Oy and Norske Skog Industrier ASA and, in the North American market, Abitibi-Consolidated Inc., Consolidated, Champion International Corporation and UPM-Kymmene. Stora Enso's principal competitors in coated magazine paper are UPM-Kymmene, Myllykoski, Haindel Papier GmbH & Co., Norske Skog, Sappi Limited, Svenska Cellulosa and, in the North American market, Consolidated, Champion, UPM-Kymmene, Repap Enterprises Inc. and Bowater Incorporated.

Newsprint

  Stora Enso is currently the world's second largest producer of newsprint, with annual production capacity of approximately three million metric tons and a share of global production capacity of approximately 7% in 1999. The principal market for Stora Enso's newsprint is in Europe, where Stora Enso has approximately 25% of the production capacity for newsprint. Newsprint accounted for 15.0% of Stora Enso's sales and 21.2% of its operating profit in 1999.

  Stora Enso's newsprint strategy is to utilize the natural characteristics of its fiber raw materials. Virgin fiber, fiber obtained from wood and being used for the first time in the production of pulp, is used for more value-added products while recovered fiber is used for standard newsprint. Stora Enso believes that the market trend is towards more customized and varied specialty grades of newsprint. Stora Enso sees growth opportunities for this product area in Europe and North America.

  The following table presents financial and statistical data regarding the newsprint product area:

                                              Year ended December 31,
                                              ----------------------------
                                               1997    1998         1999
                                              ------- -------      -------
                                               ((Euro) in millions,
                                              except for percentages
                                                and personnel data)
   Total sales............................... 1,534.1 1,693.7(/1/) 1,641.8(/1/)
   Operating profit(/2/).....................   192.0   302.9        299.1
   Operating margin, %.......................    12.5    17.9         18.2
   Operating capital(/3/).................... 1,537.9 1,547.2      1,454.8
   Return on operating capital, %............    12.2    19.4         19.9
   Capital expenditure.......................    98.2   103.8         72.3
   Average number of employees...............   5,215   5,651        5,564
   Operating profit(/4/).....................   164.2   292.3        299.1
   Operating margin, %.......................    10.7    17.3         18.2
   Return on operating capital, %............    10.7    18.9         19.9

--------
(1) Includes internal sales of (Euro)35.5 million and (Euro)42.8 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.
(3) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.
(4) Includes non-recurring items.

  Stora Enso believes that the convenient location of its mills, its wide product offering and its ability to use available fiber resources are the key success factors assisting Stora Enso in its competition against other major producers of newsprint. Although some of Stora Enso's mills are located further away from major customers and sources of some raw materials than those of competitors of Stora Enso, management believes that these negative factors are more than outweighed by the above mentioned positive factors.

 Products

  Stora Enso's newsprint products include standard newsprint and newsprint specialties. Various newsprint grades are used in newspapers, newspaper supplements, advertising leaflets, telephone directories and paperback books. Newsprint specialties include improved newsprint, book and directory papers. Raw materials used in producing newsprint include mechanical pulp, recycled fiber and, to a minor extent, kraft pulp. Standard newsprint is produced in Finland, Sweden, Belgium, Canada and Germany. Newsprint specialties are produced at Stora Enso's Finnish and Swedish mills.

 Capital Expenditures

  Stora Enso's recent major capital expenditures for the newsprint product area included installation of a new soft calender at Varkaus paper machine no. 2, which improved directory paper quality; investments at the Hylte and Kvarnsveden mills to enable the use of more efficient transportation logistics; a mechanical pulp bleaching project at the Anjala mill and projects to modify machinery and processes to reduce bottlenecks in the production flows at the Anjala paper machine no. 1 and the Langerbrugge paper machine no. 3.

 Sales

  The following table presents the total deliveries of the newsprint for the years ended December 31, 1997, 1998 and 1999:

                                                                  Year ended
                                                                 December 31,
                                                               -----------------
                                                               1997  1998  1999
                                                               ----- ----- -----
                                                               (in thousands of
                                                                 metric tons)
   Newsprint.................................................. 3,022 3,086 3,122

  The following table presents sales of newsprint by geographic area for the year ended December 31, 1999:

                                                     1999
                                                     ----
                                                     (%)
            Northern Europe.........................  37
            Continental Europe......................  51
            North America...........................   5
            Other...................................   7
                                                     ---
              Total................................. 100
                                                     ===

 Competition

  The market for newsprint is highly competitive and, because newsprint is commodity-like in nature, driven mainly by price. Stora Enso's principal competitors in the European newsprint market include Norske Skog, UPM-Kymmene, Haindl, Holmen AB and Svenska Cellulosa. Stora Enso's principal competitors in the North American newsprint market are Abitibi and Bowater. The recently announced combination of Norske Skog and Fletcher Challenge Paper would result in that combined group becoming the second largest newsprint manufacturer in the world behind Abitibi and ahead of Stora Enso in production capacity.

Fine Paper

  Stora Enso is the third largest manufacturer of fine paper in the world with a 14% share of production capacity in Europe and a 4% share of global production capacity. The main market for Stora Enso's fine papers is in Europe. In 1999, fine paper accounted for 18.1% of Stora Enso's sales and 14.5% of its operating profit. Stora Enso manufactures both graphic fine paper and office fine paper. All fine paper contains a high proportion of chemical pulp, chemicals and fillers. The total annual capacity of Stora Enso's fine paper production facilities is approximately 3.2 million metric tons, representing approximately 4% of global production capacity of fine paper, which is estimated to be approximately 75 million metric tons.

  Stora Enso's fine paper strategy is to focus on the profitable manufacture of fine paper for the graphic industry and office product distribution chains, using environmentally accepted primary fiber as a raw material. Stora Enso sees growth opportunities for this product area principally in Europe and in Asia, where Stora Enso is already operating in the People's Republic of China and in Thailand.

  The following table presents financial and statistical data regarding the fine paper product area:

                                              Year ended December 31,
                                              ----------------------------
                                               1997    1998         1999
                                              ------- -------      -------
                                               ((Euro) in millions,
                                              except for percentages
                                                and personnel data)
   Total sales............................... 1,813.5 2,003.8(/1/) 2,163.2(/1/)
   Operating profit(/2/).....................   143.1   190.4        193.8
   Operating margin, %.......................     7.9     9.5          9.0
   Operating capital(/3/).................... 2,214.9 2,260.0      2,301.0
   Return on operating capital, %............     6.5     8.5          8.5
   Capital expenditure.......................   277.9   127.0        112.9
   Average number of employees...............   7,057   7,310        7,565
   Operating profit(/4/).....................   143.1   106.9        204.3
   Operating margin, %.......................     7.9     5.3          9.4
   Return on operating capital, %............     6.5     4.8          9.0

--------
(1) Includes internal sales of (Euro)161.8 million and (Euro)235.3 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.
(3) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.
(4) Includes non-recurring items.

  Management believes that one of Stora Enso's strengths in fine paper production is its integrated mills, which combine pulp manufacturing with paper production. Many of the mills that produce fine paper are equipped with sheet cutting facilities, which allow the mills to cut the fine paper to the specifications of the local market. However, compared to the most modern and ideally located fine paper mills, some of Stora Enso's production units are further away from their key customers and too small to fully benefit from the economies of scale available to larger, modern mills.

 Products

  Graphic (Coated) Fine Paper. Coated fine paper has a pigmented surface layer which increases the uniformity of the printing surface and provides improved printing properties, particularly for the reproduction of illustrations. Coated fine paper is used in the production of advertising materials, brochures and high quality books and magazines. Stora Enso produces coated fine paper in Finland, Sweden, Germany and China.

  Office (Uncoated) Fine Paper. Stora Enso's primary uncoated fine paper products are copy and offset papers, envelope and writing papers and continuous stationery papers. Stora Enso produces uncoated fine paper in Finland, Sweden and The Netherlands.

 Capital Expenditures

  Major capital expenditures in the fine papers product area in 1999 included the rebuilding of paper machine no. 2 at the Veitsiluoto mill and paper machine no. 10 at the Grycksbo mill. These projects were designed to improve product quality and increase efficiency.

 Sales

  The following table describes the deliveries of fine paper by paper grade for the periods indicated:

                                                                  Year ended
                                                                 December 31,
                                                               -----------------
                                                               1997  1998  1999
                                                               ----- ----- -----
                                                               (in thousands of
                                                                 metric tons)
   Graphic (coated) fine paper................................ 1,299 1,493 1,560
   Office (uncoated) fine paper............................... 1,225 1,250 1,352
                                                               ----- ----- -----
     Total.................................................... 2,524 2,743 2,912
                                                               ===== ===== =====

  The following table presents sales of fine paper by geographic area for the year ended December 31, 1999:

                                                     1999
                                                     ----
                                                     (%)
            Northern Europe.........................  27
            Continental Europe......................  53
            North America...........................   4
            Other...................................  16
                                                     ---
              Total................................. 100
                                                     ===

 Competition

  Stora Enso's principal competitors in the European coated fine paper market are Sappi Limited, Metsa-Serla and UPM-Kymmene. Asian Pulp & Paper Inc. is Stora Enso's principal competitor in Asia. Stora Enso's principal competitors in the European uncoated fine paper market are UPM-Kymmene, Modo Paper AB
(publ), International Paper and Metsa-Serla.

Packaging Boards

  Packaging boards is Stora Enso's largest product area, with an annual production capacity of approximately 3.6 million metric tons. It is made up of the following principal product units: consumer packaging boards, corrugated board, corrugated board raw materials, coreboard, kraft paper and laminating papers. In 1999, packaging boards accounted for 21.3% of Stora Enso's sales and 13.7% of its operating profit.

  Stora Enso's goal in the packaging boards product area is to achieve a market share in excess of 30% in its selected markets and product segments. Stora Enso's strategy is to reduce the real price of its packaging board products for customers by concentrating purchases of raw materials with a limited number of suppliers and improving productivity. Stora Enso expects growth within this product area to take place mainly within its existing product portfolio.

  The following table presents financial and statistical data regarding the packaging boards product area:

                                              Year ended December 31,
                                              ----------------------------
                                               1997    1998         1999
                                              ------- -------      -------
                                               ((Euro) in millions,
                                              except for percentages
                                                and personnel data)
   Total sales............................... 2,485.5 2,396.9(/1/) 2,341.5(/1/)
   Operating profit(/2/).....................   234.8   209.1        188.0
   Operating margin, %.......................     9.4     8.7          8.0
   Operating capital(/3/).................... 2,508.9 2,272.7      2,438.9
   Return on operating capital, %............     9.4     8.7          8.0
   Capital expenditure.......................   215.5   211.7        232.7
   Average number of employees...............  10,478  10,189       10,114
   Operating profit(/4/).....................   208.4    61.8        193.1
   Operating margin, %.......................     8.4     2.6          8.2
   Return on operating capital, %............     8.3     2.6          8.2

--------
(1) Includes internal sales of (Euro)49.1 million and (Euro)74.6 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.
(3) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.
(4) Includes non-recurring items.

  The main market for Stora Enso's packaging products is in Europe but products are sold worldwide, although higher transportation costs in relation to deliveries to customers outside of Europe impede Stora Enso's ability to fully compete in those markets. Management believes that Stora Enso's strength in packaging boards is based on the broad variety of different pulp fibers used in its products, the recyclability of its products and the high level of vertical integration of Stora Enso's production, especially the proximity to Stora Enso pulp resources, which enables cost-efficient production.

 Products

  Consumer Packaging Boards. Consumer packaging boards include food and liquid packaging boards and other cartonboards. Cartonboard is used in a variety of packaging solutions for the food, pharmaceutical and cosmetics industries. Cartonboard products include folding boxboard made of virgin fiber and white lined chipboard, which is paperboard made of recycled fiber. Stora Enso's liquid packaging boards are used for packaging of products such as milk, juices, soups and spices as well as in the manufacture of plastic coated drinking cups and processed food packaging for the fast food industry. Stora Enso has an estimated 33% share of the global production capacity for liquid packaging board. It is one of the world's leading manufacturers of consumer packaging board overall and Europe's largest manufacturer of paper cupstock due in part to its proprietary plastic coating technology and its ability to manufacture board suitable for the different packaging and filling systems of its customers. Stora Enso's consumer packaging board production facilities are located in Finland, Sweden, Germany, Spain and the United Kingdom.

  Corrugated Boards. Corrugated board is the forest products industry's largest single product sector with an annual global consumption rate of 87 million metric tons. Corrugated board is used primarily in transportation packaging and can also be used in consumer packaging. Corrugated board is produced by combining layers of linerboard and fluting in a corrugated conversion process. Linerboard is paperboard used as the top and bottom layer, around the pleated paperboard fluting, in corrugated board. Stora Enso both manufactures the raw materials, linerboard and fluting, and has converting operations. Stora Enso's industrial packaging boards group currently produces corrugated board at its converting plants in Finland, Sweden,

Estonia, Latvia, Russia and Poland. Stora Enso's goal is to maintain its position as a leading producer of corrugated board in the Baltic Rim area, which is its main market for corrugated board.

  Corrugated Board Raw Materials. Corrugated board raw materials are produced in Sweden and Finland. Principal products include semi-chemical fluting, which is the wave forming material for corrugated board, and white top liner, which is the white outer layer in corrugated board. Corrugated board raw materials are sold worldwide.

  Sack and Kraftpapers. Sack and kraftpapers, strong papers made from sulfate pulp, are papers used for different packaging purposes like sacks and paper bags. Stora Enso produces approximately 160,00 metric tons of sack and kraftpapers per year.

  Coreboard. Coreboard, which is produced from recovered papers, sometimes combined with a small portion of primary wood pulp, is used to produce paperboard tubes for the paper and textile and plastic-film industries. Global coreboard consumption is estimated at approximately 3.5 million metric tons per annum. Stora Enso produces 270,000 metric tons of coreboard per year, making it one of the leading coreboard producers in Europe. Stora Enso's production of coreboard is carried out through Corenso United Oy Ltd., a joint venture with UPM-Kymmene, in which Stora Enso holds a 71% interest. Corenso has production facilities in Finland, Germany, France and the United Kingdom. Coreboard is an essential part of Stora Enso's recycling strategy because waste generated from the consumption of liquid packaging board can be converted into coreboard. In March 2000, Corenso announced an agreement to acquire the tube plants of Huhtamaki Van Leer Oyj in The Netherlands and Sweden.

  Laminating Papers. Stora Enso's laminating paper products include brown saturated base kraft paper used for decorative high-pressure laminates in the manufacture of table tops and as surface covering for wood-based panels and floors; white saturated base kraft paper used for electrical applications including the manufacture of printed circuit boards; and phenolic resin impregnant paper, which is paper manufactured with strong resins infused into the paper to make it resistant to liquids and electricity, that is used in decorative high-pressure laminates and some electrical applications. Stora Enso's production facilities for laminating papers are located in Finland and in Malaysia.

 Sales

  The following table describes Stora Enso's deliveries of packaging boards by board or paper grade for the years ended December 31, 1997, 1998 and 1999:

                                                                  Year ended
                                                                 December 31,
                                                               -----------------
                                                               1997  1998  1999
                                                               ----- ----- -----
                                                                 (thousands of
                                                                 metric tons,
                                                                   except as
                                                                   otherwise
                                                                  indicated)
   Consumer packaging boards.................................. 2,085 1,876 1,904
   Corrugated board raw material..............................   597   611   712
   Coreboard..................................................   237   234   247
   Kraft paper................................................   226   229   161
   Laminating papers..........................................   136   160   172
                                                               ----- ----- -----
     Total.................................................... 3,281 3,130 3,196
                                                               ===== ===== =====
   Corrugated board, millions of square meters................   343   339   355
   Cores......................................................    32    53    62

  Set forth below are sales of packaging boards by geographic area for the year ended December 31, 1999:

                                                     1999
                                                     ----
                                                     (%)
            Northern Europe.........................  33
            Continental Europe......................  46
            North America...........................   1
            Others..................................  20
                                                     ---
              Total................................. 100
                                                     ===

 Competition

  Stora Enso competes with International Paper in a number of product markets in the packaging board area. In addition, Stora Enso's principal competitors in the consumer packaging board market are Metsa-Serla, Iggesund, Mayr Melnhof and Saffa Sarrio. Stora Enso's principal competitors in the corrugated board market are AssiDoman AB and Metsa-Serla. Stora Enso's principal competitor in the coreboard area is Sonoco Products Company, and its principal competitor in laminating papers is Westvaco Corporation.

Timber Products

  Stora Enso is the second largest sawmilling enterprise in the world, operating 19 sawmills and ten further processing sites in five countries, and is the leading European supplier of sawn timber to North America and Asia. Stora Enso's aggregate annual sawmilling capacity is 5.3 million cubic meters of sawn timber consisting primarily of redwood, whitewood and central European timber. In 1999, timber products accounted for 9.8% of Stora Enso's sales and 2.9% of its operating profit. Approximately 20% of Stora Enso's timber products are sold through Stora Enso's own distributors.

  Stora Enso's European production capacity for timber products represents approximately 4% and 1% of the total European and global production capacity for timber products, respectively.

  Stora Enso's timber products strategy is to profitably support Stora Enso's fiber requirements and to serve customers in selected construction and interior decoration market segments worldwide. Stora Enso will focus on achieving economies of scale and mill specialization. Stora Enso sees growth opportunities within this business area principally in product specialization and a higher level of service to chosen market segments. Geographically, growth opportunities are expected to arise in relation to the operations of Stora Enso's core product areas and wood procurement.

  The following table sets forth selected financial and statistical data regarding Stora Enso's timber products group:

                                                  Year ended December
                                                          31,
                                                  ------------------------
                                                  1997  1998        1999
                                                  ----- -----      -------
                                                      ((Euro) in
                                                   millions, except
                                                  for percentages and
                                                    personnel data)
   Total sales................................... 722.2 733.9(/1/) 1,140.0(/1/)
   Operating profit(/2/).........................  50.3  10.4         37.9
   Operating margin, %...........................   7.0   1.4          3.3
   Operating capital(/3/)........................ 274.8 401.1        460.6
   Return on operating capital, %................  18.3   3.1          8.8
   Capital expenditure...........................  20.1  33.8         51.3
   Average number of employees................... 2,050 2,188        3,605
   Operating profit(/4/).........................  50.3   3.2         41.0
   Operating margin, %...........................   7.0   0.4          3.6
   Return on operating capital, %................  18.3   0.9          9.5

--------
(1) Includes internal sales of (Euro)97.7 million and (Euro)95.9 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.

(3) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.
(4) Includes non-recurring items.

  In December 1998, Stora Enso acquired Holzindustrie Schweighofer AG's sawmills which account for substantially all of Stora Enso's central European timber production.

  Management believes that the key strengths of Stora Enso's timber product area include the specialization of its sawmills, each of which concentrates on either spruce or pine milling, and the proximity of its sawmills to its paper and board mills, both of which improve efficiency.

 Products

  Stora Enso's Nordic sawmills produce timber products used for the joinery and construction industries worldwide. Stora Enso's sawmills are located in close proximity to its paper and board mills. The production of timber products complements Stora Enso's paper and board manufacturing operations as by-products of the sawmill operations are used by other divisions to manufacture paper or as an energy source for manufacturing processes.

 Sales

  The following table describes Stora Enso's timber products deliveries by timber grade for the years ended December 31, 1997, 1998 and 1999:

                                                                  Year ended
                                                                 December 31,
                                                               -----------------
                                                               1997  1998  1999
                                                               ----- ----- -----
                                                                 (thousands of
                                                                 cubic meters)
   Nordic whitewood........................................... 1,273 1,392 1,451
   Nordic redwood............................................. 1,283 1,292 1,386
   Central European timber....................................   --     81 1,800
                                                               ----- ----- -----
     Total.................................................... 2,520 2,765 4,637
                                                               ===== ===== =====

  Set forth below are sales of timber products by geographic area for the year ended December 31, 1999:

                                                     1999
                                                     ----
                                                     (%)
            Northern Europe.........................  28
            Continental Europe......................  39
            North America...........................   6
            Others..................................  27
                                                     ---
              Total................................. 100
                                                     ===

 Competition

  Stora Enso's main competitors in the European sawmilling sector are UPM-Kymmene, Metsaliitto, AssiDoman and Svenska Cellulosa. In Japan, Stora Enso competes with all major forest products groups in timber products.

Market Pulp

  Stora Enso's market pulp product area produces dried chemical pulp, called market pulp. Chemical pulp is one of the most important raw materials for papers and boards. As of the beginning of the year 2000, Stora

Enso's annual capacity for the production of short-fiber pulp amounted to 880,000 metric tons, long-fiber pulp 1,215,000 metric tons and fluff pulp 180,000 metric tons. In 1999, market pulp accounted for 5.9% of Stora Enso's sales and 7.5% of its operating profit.

  In 1999, Stora Enso's market share in the European and worldwide market pulp markets was approximately 13% and 3%, respectively.

  Stora Enso's strategy for the market pulp product area is for it to provide a reliable and high quality source of fiber to Stora Enso's own paper mills and to third party customers on a cost efficient basis.

  The following table presents financial and statistical data regarding Stora Enso's market pulp operations:

                                              Year ended December 31,
                                              ----------------------------
                                               1997    1998         1999
                                              ------- -------      -------
                                               ((Euro) in millions,
                                              except for percentages
                                                and personnel data)
   Total sales...............................   958.7   846.6(/1/)   957.8(/1/)
   Operating profit(/2/).....................    29.4     9.7         94.9
   Operating margin, %.......................     3.1     1.1          9.9
   Operating capital(/3/).................... 1,313.7 1,153.3      1,178.0
   Return on operating capital, %............     2.2     0.8          8.1
   Capital expenditure.......................   107.6    96.3        103.3
   Average number of employees...............   2,707   2,474        2,383
   Operating profit(/4/).....................    29.4   (18.0)       106.1
   Operating margin, %.......................     3.1    (2.1)        11.1
   Return on operating capital, %............     2.2    (1.5)         9.1

--------
(1) Includes internal sales of (Euro)376.2 million and (Euro)333.6 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.
(3) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.
(4) Includes non-recurring items.

  Management believes that one of the key strengths of Stora Enso's market pulp product area is the wide range of high quality pulp grades it produces at many of its production facilities. Management believes that the Enocell pulp unit is currently one of the most efficient pulp production units in the world measured by time efficiency, operating stability, personnel productivity and level of maintenance costs. However, some of Stora Enso's other pulp mills are too small or not sufficiently upgraded to obtain the full benefits of the potential economies of scale and efficient pulp manufacturing.

  Long-fiber chemical pulp, made of spruce or pine, is used to manufacture paper requiring superior strength, like magazine paper. Short-fiber chemical pulp, made of birch, beech or eucalyptus, is used primarily in fine papers and boards. Fluff pulp, which is produced by dry defibration and takes on a cotton-like appearance, is used in absorbent materials such as feminine hygiene products and diapers.

  The following table describes Stora Enso's market pulp deliveries by grade of pulp for the years ended December 31, 1997, 1998 and 1999:

                                                                   Year ended
                                                                  December 31,
                                                                -----------------
                                                                1997  1998  1999
                                                                ----- ----- -----
                                                                (in thousands of
                                                                  metric tons)
   Short-fiber chemical pulp...................................   811   791   826
   Long-fiber chemical pulp.................................... 1,129   999   983
   Fluff pulp..................................................   187   174   191
                                                                ----- ----- -----
     Total (including deliveries to external parties).......... 2,127 1,964 2,001
                                                                ===== ===== =====
   Pulp delivered to external parties.......................... 1,326 1,107 1,251

  In addition to selling market pulp, Stora Enso trades pulp between third parties on an agency basis. These trading activities have concentrated on the South American and Southeast Asian markets. Stora Enso trades approximately 250,000 - 350,000 metric tons of pulp per year.

  Stora Enso's major competitors in the area of paper grade market pulp are Sodra Skogsagarna Ekonomisk Forening, Aracruz and Weyerhauser.

  In addition, Stora Enso's production units produce slush pulp which is not sold to third parties. The following table presents Stora Enso's total production of pulp, including slush and market pulp, purchases of market pulp and the resulting balance in relation to the operations of the market pulp product area in 1999:

                                           Long-fiber Short-fiber Fluff  Total
                                              pulp       pulp     pulp    pulp
                                           ---------- ----------- -----  ------
                                              (in thousands of metric tons)
   Production
     Own mills............................    2,227      1,900     191    4,318
     Associated mills (Sunila)............      122          0       0      122
                                             ------     ------    ----   ------
       Total..............................    2,349      1,900     191    4,440
     Deliveries to own mills..............   (1,722)    (1,467)     (0)  (3,189)
     Deliveries externally................     (627)      (433)   (191)  (1,251)
   Purchases..............................      490        260       0      750
                                             ------     ------    ----   ------
   Pulp balance...........................      137        173     191      501
                                             ======     ======    ====   ======

Paper Merchants

  Stora Enso's paper merchants act as an important link in the distribution of Stora Enso's fine paper products to the graphic industry. The Stora Enso paper merchant operation was renamed Papyrus in the first quarter of 2000. Papyrus is the seventh largest paper merchant in Europe. In 1999, paper merchants accounted for 7.1% of Stora Enso's sales and less than 1% of its operating profit.

  Papyrus' primary objective is to establish a market leader position in the Nordic countries and to leverage that position to become a leading paper merchant in Europe through e-commerce and exploitation of the Papyrus brand.

  The following table presents financial and statistical data regarding Stora Enso's paper merchants product area:

                                                       Year ended
                                                      December 31,
                                                    ----------------------
                                                    1997  1998       1999
                                                    ----- -----      -----
                                                       ((Euro) in
                                                    millions, except
                                                     for percentages
                                                      and personnel
                                                          data)
   Total sales..................................... 800.4 830.3(/1/) 787.2(/1/)
   Operating profit(/2/)...........................   5.4   2.0        0.5
   Operating margin, %.............................   0.7   0.2        0.1
   Operating capital(/3/).......................... 207.4 212.4      187.3
   Return on operating capital, %..................   2.6   0.9        0.3
   Capital expenditure.............................   9.7  12.0        6.6
   Average number of employees..................... 1,636 1,680      1,577
   Operating profit(/4/)...........................   5.4 (22.9)       0.5
   Operating margin, %.............................   0.7  (2.8)       0.1
   Return on operating capital, %..................   2.6 (10.9)       0.3

--------
(1) Includes internal sales of (Euro)1.0 million and (Euro)33.3 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.
(3) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.
(4) Includes non-recurring items.

  The principal market for Stora Enso's paper merchant operations is Europe, where its customer base is primarily comprised of approximately 80,000 printers. Other customers include offices and agencies in the public and private sectors. Stora Enso's products account for approximately 38% of the product range distributed. Stora Enso's principal competitors in the geographic areas where Stora Enso competes include Buhrmann, Antalis, Modo Paper, Metsa-Serla and Papir Union. Stora Enso's strength in paper merchant operations is based on the synergistic gains generated from coordination between the sales people and the personnel at the mills.

  At the end of January 2000, Stora Enso signed an agreement to acquire the Finnish paper merchant Paperi-Dahlberg Oy and the Norwegian paper merchant Carl Emil A/S. With these acquisitions, Stora Enso became the leading paper merchant in the Nordic countries.

Forest Operations

  Stora Enso's forest operations department procures and supplies wood for the company's own mills in Finland and in Sweden. Wood is procured from Stora Enso's own forest holdings, which are located primarily in Finland and Sweden, and from the Baltic countries and Russia, where Stora Enso purchases wood and has felling rights, contracts permitting it to harvest wood on land owned by another. Stora Enso's forest land in Finland and Sweden currently accounts for approximately 13% of Stora Enso's wood raw material requirements and imported wood for 24%. In 1999, Stora Enso's wood consumption in Finland and Sweden amounted to 35.7 million solid cubic meters, of which 27.2 million cubic meters was Nordic wood and 8.5 million cubic meters was imported. A total of 4.8 million solid cubic meters of wood with a stumpage value of (Euro)126 million was obtained from Stora Enso's own forests. For a discussion of Stora Enso's guidelines regarding its wood procurement activities see "--Environmental Matters." In 1999, forest operations accounted for 2.1% of Stora Enso's sales and 10.0% of its operating profit.

  The goal of Stora Enso's forest operations is to secure an undisturbed supply of wood raw materials for Stora Enso's operations using environmentally sustainable methods. As part of this goal, the forest operations department seeks to develop greater coordination between its Nordic and continental European wood procurement operations.

  The following table presents financial and statistical data regarding Stora Enso's forest operations:

                                              Year ended December 31,
                                              ----------------------------
                                               1997    1998         1999
                                              ------- -------      -------
                                               (in (Euro) millions,
                                              except for percentages
                                                and personnel data)
   Total sales............................... 1,616.8 1,645.9(/1/) 1,630.3(/1/)
   Operating profit(/2/).....................   111.2   111.0        141.1
   Operating margin, %.......................     6.9     6.7          8.7
   Operating capital(/3/).................... 1,386.9 1,408.1      1,346.2
   Return on operating capital, %............     8.0     7.9         10.2
   Capital expenditure.......................    21.4    22.3         13.8
   Average number of employees...............   2,484   2,212        2,134
   Operating profit(/4/).....................   111.2   108.8        141.1
   Operating margin, %.......................     6.9     6.6          8.7
   Return on operating capital, %............     8.0     7.8         10.2

--------
(1) Includes internal sales of (Euro)1,422.7 million and (Euro)1,403.8 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.
(3) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.
(4) Includes non-recurring items.

  Stora Enso owns approximately 2.6 million hectares (approximately 6.4 million acres) of forest, of which approximately 1.9 million hectares (approximately
4.7 million acres) are in Sweden. Stora Enso also leases 0.8 million hectares (approximately 2 million acres) of forestland, mostly in Nova Scotia, Canada.

  Stora Enso has established plantations in South America and in South-East Asia. Stora Enso Celbi, Stora Enso's Portuguese forest operations, comprises 45,000 hectares (approximately 110,000 acres) of eucalyptus.

  The following table describes the growth of Stora Enso's Nordic forests and the harvesting conducted in the periods indicated:

                                                               Year ended
                                                              December 31,
                                                            -------------------
                                                            1997   1998   1999
                                                            -----  -----  -----
                                                             (in millions of
                                                              forest cubic
                                                              meters)(/1/)
   Opening growing stock................................... 225.8  231.0  236.0
   Net growth..............................................   9.0    9.7    9.5
   Final felling...........................................  (4.2)  (4.3)  (4.3)
   Thinning................................................  (1.2)  (1.5)  (1.5)
   Reassessment/new land holdings..........................   1.6    1.1   (0.8)
   Closing growing stock................................... 231.0  236.0  238.9

--------
(1) Forest cubic meters refer to total tree volume, including bark and top.

Discontinued Operations

 Divested Paper Units

  The following table presents financial and statistical data regarding Stora Enso's paper units, which were divested in early 1999:

                               Year ended
                              December 31,
                            ---------------------
                            1997  1998       1999
                            ----- -----      ----
                               ((Euro) in
                            millions, except
                            for percentages
                             and personnel
                                 data)
   Total sales............. 415.8 399.3(/1/) 24.7
   Operating profit(/2/)...   4.7  (6.4)     (1.6)
   Operating margin, %.....   1.1  (1.6)     (6.5)
   Operating capital....... 415.5  91.7       --
   Capital expenditure.....  19.3  20.5       0.4
   Average number of
    employees.............. 1,807 1,800       115

--------
(1) Includes internal sales of (Euro)18.4 million for the year ended December 31, 1998.
(2) Excludes non-recurring items.

  Stora Enso's specialty papers business operations and material assets included three principal product areas: Tervakoski specialty papers, Dalum fine papers and technical office papers. Stora Enso's Tervakoski specialty papers unit in Finland was sold to Trierenberg AG, an Austrian paper manufacturer, in February 1999; the assets and business operations of the Dalum mill in Denmark were sold to a group of Danish investors in February 1999; and the technical office papers unit, which included carbonless paper and thermal paper mills in Germany, was sold to Mitsubishi Paper Mills Ltd. on January 1, 1999. Stora Enso retained a minority interest in the technical office papers operations. In 1998, the last fiscal year the specialty papers units were included in Stora Enso's results of operations for the entire fiscal year, specialty papers accounted for 3.8% of Stora Enso's annual sales.

  The divested paper units delivered a total of 234,000 metric tons of paper during the year ended December 31, 1997, a total of 239,000 metric tons of paper during the year ended December 31, 1998 and 10,000 metric tons of paper during the year ended December 31, 1999.

 Energy

  The following table presents financial and statistical data regarding Stora Enso's energy operations, the off-mill site portion of which is in the process of being divested:

                                              Year ended December 31,
                                              ----------------------------
                                               1997    1998         1999
                                              ------- -------      -------
                                               ((Euro) in millions,
                                              except for percentages
                                                and personnel data)
   Total sales...............................   530.3   481.2(/1/)   506.0(/1/)
   Operating profit(/2/).....................   123.7   114.5        102.7
   Operating margin, %.......................    23.3    23.8         20.3
   Operating capital......................... 1,443.6 1,367.6      1,473.3
   Capital expenditure.......................    19.6    19.6         11.4
   Average number of employees...............     218     209          208

--------
(1) Includes internal sales of (Euro)289.1 million and (Euro)353.3 million for the years ended December 31, 1998 and 1999, respectively.
(2) Excludes non-recurring items.

  Electricity is a significant component of the paper industry's production costs, especially in the production of mechanical pulp where electricity accounts for up to 20% of variable costs. As a result, Stora Enso traditionally has owned power plants and held substantial interests in affiliated power generators to secure sufficient supply of low-cost electricity for its manufacturing operations. In 1999, the electricity supplied by Stora Enso's own power plants and obtained as a result of ownership interests in power companies covered approximately 90% of Stora Enso's power requirements. In 1999, Stora Enso's annual electricity production amounted to 17.3 Twh, of which 14.7 Twh was used in Stora Enso's own plants in Finland and Sweden. Outside Finland and Sweden, Stora Enso purchases most of the electricity used in its mills. In 1999, Stora Enso had external energy sales of 5.3 million Twh, which generated sales of (Euro)152.7 million.

  In April 2000, Stora Enso signed an agreement concerning the sale of the major part of Stora Enso's power assets outside its mills in Sweden and Finland to Fortum Oyj or its designees for total consideration of approximately
(Euro)1.8 billion. These power assets include Stora Enso's direct and indirect ownership interests in its wholly and partly owned power generation assets and regional networks. The capacity of the assets to be sold is 1,511 MW. Stora Enso expects to realize a gain on disposition of approximately (Euro)530 million before tax. The sale of assets located in Finland was completed on May 31, 2000 and the sale of assets located in Sweden was completed on June 5, 2000.

  Stora Enso also intends to divest its minority holding in Pohjolan Voima Oy, a closely held Finnish power generator. Stora Enso will continue to own power plants located at its mill sites. Stora Enso's remaining power assets will supply approximately 40% of Stora Enso's energy consumption needs in Finland and Sweden.

Marketing

  Stora Enso distributes its products through its own global marketing network with representatives in Europe, North and South America, Asia, Australia and Africa. Stora Enso's marketing network is made up of more than 30 sales companies and 15 branch offices as well as a number of third party sales agents throughout the world.

  Stora Enso's marketing network markets all of Stora Enso's products, providing customers with "one-stop-shopping." The fine paper, market pulp and sawn timber product areas also distribute a portion of their products through their own sales channels. Stora Enso's marketing and sales network consists of customer representatives, who are stationed in the sales companies and are responsible for day-to-day service contacts with customers, and product specialists, who are stationed at the mills and provide support services to the customer representatives and facilitate client contacts. Papyrus, Stora Enso's fine paper merchant chain, distributes Stora Enso's fine paper products for use in graphic printing. In addition, wholly owned subsidiaries, including Puumerkki Oy and Stora Enso Timber, sell timber products on both a wholesale and retail basis. Stora Enso sells market pulp through its wholly owned subsidiaries.

  The merger of STORA and Enso in 1998 resulted in the creation of a sales force of approximately 1,250 people initially. Stora Enso has succeeded in retaining market share in the retail and wholesales markets for paper and board. Management believes that maintaining an internal marketing organization is fundamental to Stora Enso's success, providing direct contact with customers and improving Stora Enso's ability to respond to customer needs.

Research and Development

 General

  Stora Enso conducts research and development in order to respond to evolving customer preferences and the demand for higher quality and more economical paper and board grades and packagings. Recently, Stora Enso's research and development efforts focused on improving the functionality, performance and consistency in paper and board grades. In 1999, Stora Enso invested (Euro)84 million, or 0.8% of sales, in research and development. This represents an increase of 5% from (Euro)80 million in 1998.

  Stora Enso outsources to research institutes and universities a substantial part of its basic research requirements. In addition, Stora Enso conducts its technology development research in partnership with equipment and chemical suppliers. Stora Enso also conducts studies in cooperation with other forest products companies, primarily within the Finnish Pulp and Paper Research Institute, which is owned by Stora Enso, UPM-Kymmene, Metsaliitto Group and Myllykoski.

  Stora Enso has four principal research centers located in Imatra, Finland, Falun and Karlstad, Sweden, and Dusseldorf, Germany. In 1999, approximately 600 Stora Enso employees were engaged full time in research and development, of whom approximately 400 were employed in its research centers. Stora Enso's research centers have been of central importance in realizing Stora Enso's goal of using different types of raw materials and modern and innovative technology to produce high quality products.

 Product Area Specific Research and Development

  One principal function of research and development work is the application of new technologies to Stora Enso's production and enhancement of existing and newly introduced production processes. At Stora Enso this type of work is done primarily at the company's manufacturing facilities.

  In the magazine paper product area, research and development work has focused on the further improvement of the quality of deinked pulp. The newsprint product area has concentrated on further improving the printability of paper grades designed to permit printing using heatset and rotogravure printing processes and developing paper grades suitable for new printing applications in the book-printing industry. In the fine paper product area, new products are being developed for high resolution copying, color copying and digital printing. Recent research and development efforts of the packaging board product area include the development of dry food packaging products with multi-layer extrusion coating structure and heat sealable and peelable carton lids made for board that may be put in the oven. The new dry food packaging products are expected to replace cardboard packages with an inner bag. In the market pulp product area and, in particular, at the Enocell mill in Finland and Norrsundet mill in Sweden, product development has focused on softwood kraft paper pulps. Stora Enso has succeeded in improving the quality of its soft wood kraft pulp through measures taken in wood material selection and process modifications. Introduction of new pulp grades has resulted in lower costs and improved runnability on the paper machines.

Intellectual Property

  Stora Enso holds a number of patents in Finland, Sweden and other countries, mostly in the areas of bio-bleaching, forestation and liquid and food packaging. Stora Enso intends to maintain its patents and to file applications for any inventions which it deems important to its business operations. Consistent with the industry in which it operates, Stora Enso's operations are not dependent to a significant extent on its patents.

Transportation and Logistics

  Stora Enso is one of Europe's largest consumers of transportation services by volume. While Stora Enso manages the transport and distribution of its products internally, it utilizes services of various suppliers in the transport field. Transportation, a significant portion of which is outsourced, was approximately 9%, stated as a percentage of Stora Enso's 1999 sales. Stora Enso selects transportation service providers based on long-term cost efficiency, quality, customer requirements, flexibility and environmental awareness.

  Transport from the Nordic region is handled through various means, including by sea, truck and rail. Goods from Stora Enso's Central European mills are transported and distributed on the European continent primarily by truck. In 1999, Stora Enso introduced BasePort, a new transport system for its Swedish exports.

Key components in the system include a new intermodal carrier for use in shipments by rail and sea, as well as seaborne transports with new Roll-on/Roll-off vessels, ships that permit direct vehicle loading, on the Gothenburg-Zeebrugge route. The system will be implemented gradually over a five-year period and is expected to result in annual cost-savings of approximately 20% in transport efficiency, a reduction in emissions and energy consumption per unit weight of goods by about half, and improved customer service.

Environmental Matters

 Environmental Regulation

  Operation of Production Facilities. Stora Enso operates in an industry which is subject to comprehensive environmental regulation and governmental supervision. Environmental standards are established by regulatory and administrative norms and environmental permits and licenses. Violations of these regulations and permits could result in fines, injunctions, including orders to cease the violating operations and to improve, or pay for the improvement of, the condition of the environment in the affected area, or other penalties. Environmental permits are subject to modification and revocation by the issuing authorities at their discretion and must be periodically updated. Management believes that Stora Enso is in compliance with the environmental laws and regulations applicable to it and that its discharges and emissions are within or well below levels established by regulation or permits. Stora Enso invests substantial capital resources on environmental compliance and monitoring of the environment. Management estimates that Stora Enso's future liabilities relating to past practices by Stora Enso and its predecessors total approximately (Euro)62 million.

  Forestry and Wood Procurement. Forest and environmental protection legislation in Finland and Sweden places equal importance on both the ecological and social sustainability of forests and sustainability for commercial utilization. Much of the environmental legislation to which Stora Enso is subject is intended to preserve natural biodiversity. Stora Enso strives to gain acceptance and recognition for its forest managements practices through certification by independent parties. In 1999, Stora Enso's forestry operations in Finland and Russia were awarded EMAS-trial certification (the European Union Eco Management and Audit Scheme). Parts of Stora Enso's forestry operations in Sweden have received ISO 14001 certification and the whole wood supply system is expected to be certified during the year 2000. Stora Enso does not accept wood from protected areas, from areas designated by the forest or environmental authorities as being of special ecological importance or areas where the biological diversity is threatened. All domestic and foreign suppliers of wood are required to provide proof of the origin of the wood.

  Content of Recycled Fiber. In recent years, forest products companies have been subject to increasing pressure to use renewable resources in the manufacture of their products and to manufacture products that are recyclable. In some jurisdictions where Stora Enso operates, legislation has been enacted to require minimum levels of recycled fiber in forest industry products. In 1999, Stora Enso used approximately 1.88 million metric tons of recycled paper in the manufacture of its products. This was almost as much as Stora Enso used in 1998, even though Stora Enso sold its Dalum mill in Denmark, a significant user of recycled paper, in 1999.

 Environmental Management

  In 1999, total emissions at Stora Enso's pulp and paper mills continued to decrease as compared to the previous year despite an increase in production volumes. The chemical oxygen demand of discharges from Stora Enso's mills in receiving waters declined 7% in 1999 compared to 1998. Sulfur dioxide emissions declined 7% in absolute terms and solid wastes declined 14%. Management believes that these trends are a result of growing awareness of environmental issues, increased environmental training, introduction of environmental management systems and investment in modern technology, which is more efficient and, therefore, saves natural resources and causes lower emissions.

  Environmental matters are an integrated part of Stora Enso's operations and corporate planning. Stora Enso has adopted a policy regarding environmental and social responsibility in which it commits itself to developing its business in accordance with the principles of ecological, social and economic sustainability. The policy stresses the importance of renewable and recycled raw materials in production. Stora Enso has committed to increased transparency and strict adherence with environmental legislation, as well as other standards and customs in each country where it operates, with an aim to go beyond these norms when possible.

  Stora Enso's Total Quality Management system serves as a link between Stora Enso's environmental policies and environmental protection and acts as an umbrella for a wide range of management areas, including environmental management systems such as EMAS-registered or ISO 14001 certifications. By the end of 1999, 76% of Stora Enso's paper, pulp and board production capacity and all the company's sawmills in Finland and Sweden were covered by these systems. Stora Enso has set a target to introduce similar environmental management systems in all of its production units. In its production units, Stora Enso has adopted and is in the process of implementing an energy efficiency program with annual uniform energy audits at all units. By the end of 1999, 80% of Finnish mills and approximately half of the Swedish mills had been audited. In 2000, audits will commence at mills located in other countries such as France. Management believes that attention to environmental issues and introduction of environmental management systems will enhance Stora Enso's interaction with various interest groups, increase employee participation and generally promote environmental awareness within Stora Enso.

Employees

  In 1999, Stora Enso had an average of 40,226 employees. At December 31, 1999 Stora Enso had 39,053 employees, a decrease of 1,522 from December 31, 1998. The decline was due primarily to the divestiture of Stora Enso's specialty papers subsidiary, Tervakoski Oy, its fine paper mill in Dalum, Denmark, its technical office paper subsidiaries, Stora Carbonless Paper GmbH and Stora Spezial Papiere GmbH, during the first quarter of 1999 and other measures implemented to improve efficiency. The average number of employees by product area and by region for the years ended December 31, 1997, 1998 and 1999 were as follows:

                                                            Year ended December
                                                                    31,
                                                            --------------------
                                                             1997   1998   1999
                                                            ------ ------ ------
                                                             (average number of
                                                                 employees)
Magazine paper.............................................  4,575  4,887  4,745
Newsprint..................................................  5,215  5,651  5,564
Fine paper.................................................  7,057  7,310  7,565
Packaging boards........................................... 10,478 10,189 10,114
Merchants..................................................  1,636  1,680  1,577
Timber products............................................  2,050  2,188  3,605
Market pulp................................................  2,707  2,474  2,383
Forest operations..........................................  2,484  2,212  2,134
Other......................................................  2,074  2,387  2,216
                                                            ------ ------ ------
Continuing operations total................................ 38,276 38,978 39,903
Divested paper units.......................................  1,807  1,800    115
Discontinuing operations, Energy...........................    218    209    208
                                                            ------ ------ ------
  Total.................................................... 40,301 40,987 40,226
                                                            ====== ====== ======

                                                 Year ended December
                                                         31,
                                                 -------------------- Percent of
                                                  1997   1998   1999  1999 total
                                                 ------ ------ ------ ----------
                                                  (average number of
                                                      employees)         (%)
Finland......................................... 15,852 15,798 15,116     38
Sweden.......................................... 11,507 11,513 11,285     28
Germany.........................................  5,523  5,640  4,817     12
France..........................................  1,595  1,438  1,398      3
Canada..........................................    894    869    712      2
UK..............................................  1,021    903    859      2
Belgium.........................................    807    688    694      2
Portugal........................................    487    461    476      1
Spain...........................................    415    382    412      1
Other countries.................................  2,200  3,295  4,457     11
                                                 ------ ------ ------    ---
  Total......................................... 40,301 40,987 40,226    100
                                                 ====== ====== ======    ===

  Stora Enso employed an average of 39,029 persons during the first quarter of 2000.

  The forest products industry is highly unionized, particularly in Finland and Sweden, the two primary jurisdictions where Stora Enso operates. Most of Stora Enso's employees who are directly involved in production, and approximately half of the employees in lower to mid-level management belong to labor unions. Customarily, collective agreements are negotiated between the unions and the forest products industry. The forest products industry in Finland has collective bargaining agreements with the two main groups of labor unions, one comprising paper, mechanical pulp and forestry employees, and one comprising office and technical employees. In April of 2000, Stora Enso entered into a collective bargaining agreement for the three-year period ending in January 2003 with the first of these two unions. The new agreement includes an average 4% salary increase in the first year; however, it was agreed that the increase will be partly related to machine capacity utilization. The term of the collective bargaining agreement pertaining to the second union expired on January 15, 2000. Provisions of the expired collective bargaining agreement will, however, remain in place until a new agreement has been reached. Negotiations between the second union and employer organizations are currently taking place.

  In Sweden, the forest products industry has collective bargaining agreements with two main groups of labor unions. In Sweden, a collective bargaining agreement pertaining to both groups of unions will expire in 2001.

  Management believes that it has good relations with employees and their representatives. However, prior to reaching the new collective bargaining agreement in Finland, the paper, mechanical pulp and forestry employees union struck against all Finnish paper manufacturers, including Stora Enso, for eight days in April 2000. Stora Enso estimates that the strike resulted in approximately (Euro)100 million in lost sales and approximately (Euro)40 million in lost operating profits. Stora Enso also has experienced a few minor labor disruptions in its French and Belgian operations over the last three years, which have not had a material impact on Stora Enso as a whole.

  Stora Enso's employees participate in various incentive bonus programs established by STORA and Enso prior to the 1998 combination. The incentive bonus system at former STORA units was based on targets tied to return on capital employed. The incentive bonus system at former Enso units was performance oriented, based on, among other factors, profitability and achievement of key business targets set by management. Starting in 2000, Stora Enso will continue only the performance-oriented incentive bonus system. Bonuses under the new incentive plan will be calculated as a percentage of each employee's annual base salary, capped in the case of non-management employees at 7%. All bonuses are discretionary and will not be partially triggered unless Stora Enso's results exceed specified levels. Initially, the system will cover Stora Enso's business units in

Finland, Sweden and some other countries, and will later be implemented in the remaining units depending on local practice and legislation.

  Stora Enso's middle and top management participate in an annual bonus arrangement calculated on the basis of Stora Enso's target return on capital employed ratio and the achievement of personal targets. The maximum bonus under the management bonus plan is 20% to 50% of annual base salary, depending on the person's position with Stora Enso. In addition, some key employees participate in Stora Enso's warrant and synthetic option programs. See "--Management of Stora Enso" and "--Equity-based Programs."

Transactions with Related Parties

  Stora Enso and its subsidiaries engage in ordinary course transactions on commercial terms and conditions with affiliated companies and other related parties that are on no less favorable terms than would be available to unaffiliated third parties. Stora Enso intends to continue to engage in transactions on a similar basis with affiliated businesses. For additional discussion, see Notes 11 and 12 to the Stora Enso Consolidated Financial Statements beginning on page F-1.

 Chemical Pulp

  Although most of Stora Enso's chemical pulp is produced and sold internally, Stora Enso purchases chemical pulp from the Sunila Oy pulp mill, a 50%-owned joint venture corporation with Myllykoski. Pulp produced by Sunila is sold to Stora Enso at market prices. In 1999, Stora Enso purchased 121,495 metric tons of chemical pulp from Sunila for a total purchase price of (Euro)57.6 million.

 Energy

  In the past, Stora Enso obtained most of the energy for its production units in Finland and Sweden from owned and leased power plants and through ownership interests in power companies which entitled it to receive electricity and heat from those companies. Of the total electricity supply produced, approximately 79% was sold internally to Stora Enso's own mills. Internal sales were priced at prevailing market prices. In 1999, Stora Enso obtained 12% of its total electricity procurement through electricity entitlements from associated companies for an aggregate of (Euro)196 million. Prices paid by Stora Enso for electricity from these associated companies were based on production costs.

  Stora Enso had previously entered into a sale-leaseback arrangement for two of its power plants with Varma-Sampo Mutual Pension Insurance Company. The chief executive officer of Stora Enso is the vice chairman of Varma-Sampo's supervisory board and another member of Stora Enso's board is the president and chief executive officer of Varma-Sampo. The sale-leaseback arrangement was on arm's-length terms. In April, 2000, Stora Enso entered into an agreement to sell most of its interests in associated energy producers, subsidiaries and power plants to Fortum Oyj for a purchase price of approximately (Euro)1.8 billion, including the assumption of approximately (Euro)1.2 billion in debt. The vice chairman of Fortum is also the vice chairman of Stora Enso's board. The sale to Fortum was negotiated on arm's-length terms. In connection with the consummation of the sale to Fortum, the Varma-Sampo sale-leaseback arrangements will be terminated.

  Stora Enso also holds a 16.5% interest in Pohjolan Voima Oy, a power producer and a majority shareholder in Teollisuuden Voima Oy, one of Finland's two nuclear power companies. Prices paid by Stora Enso to Pohjolan Voima are based on production costs, which are generally lower than market prices. Pohjolan Voima Oy is one of the holdings that Stora Enso intends to divest. The chief executive officer of Stora Enso is the vice chairman of the board of Pohjolan Voima Oy. See "--Discontinued Operations--Energy."

 Financial Arrangements

  Stora Enso has borrowings from, or financial arrangements with, several financial institutions. Some of the members of the board or executive management group of Stora Enso are also members of the board or executive management of one or more of those financial institutions, including Skandinaviska Enskilda Banken AB in the case of Claes Dahlback and Marcus Wallenberg, Merita Nordbanken in the case of Krister Ahlstrom and Jukka Harmala, Deutsche Bank in the case of Josef Ackermann, Varma-Sampo Mutual Pension Insurance Company in the case of Jukka Harmala and Paavo Pitkanen, and Sampo Life Insurance Company Limited, Leonia plc and Garantia Insurance Company Ltd in the case of Esko Makelainen. All borrowings and financial arrangements have been negotiated on arm's-length terms and several have existed for a number of years and prior to the current overlap in board membership.

 Research and Development

  Stora Enso conducts research and development activities through the Finnish Pulp and Paper Research Institute, in which Stora Enso has a 30% interest. Stora Enso sources part of its basic research requirements from the Institute. The Institute also performs contract research. The Finnish Pulp and Paper Research Institute provides these contract research services to Stora Enso at cost. In 1999, Stora Enso's total payments to the Finnish Pulp and Paper Research Institute amounted to (Euro)5.3 million. Discoveries made in the process of its research activities are the property of the Institute, which makes a decision whether or not to apply for a patent for each discovery on a case-by-case basis. If a patent is granted, the four corporate owners have a right to practice the patent. If, however, the Institute decides not to apply for a patent, the discovery is auctioned to the corporate owners or, if they are not interested, to unrelated third parties.

 Recycled Paper

  Stora Enso has a minority interest in several paper recyclers from whom it purchases recycled paper at market prices. Purchases of recycled paper from these companies totalled approximately (Euro)25 million in 1999.

 Stevedoring

  Stora Enso owns 36.7% of the shares of Steveco Oy, a Finnish company engaged in loading and unloading oceangoing vessels. Steveco's other shareholders are UPM-Kymmene, Finnlines, Ahlstrom and Myllykoski Paper. Stevedoring services provided by Steveco to Stora Enso and the other shareholders are priced at market prices and, in 1999, Stora Enso's total payments to Steveco Oy amounted to (Euro)16.2 million. Stora Enso also owns 50% interests in Kemi Shipping Oy and Herman Andersson Oy.

Property

  Stora Enso's principal executive offices are located at Kanavaranta 1, Helsinki, Finland, which is owned by a pension fund for Stora Enso's personnel. Stora Enso generally owns its manufacturing facilities. In addition to manufacturing facilities, Stora Enso owns a number of other facilities, including warehouses, distribution centers and shipping terminals.

  The following table lists Stora Enso's principal manufacturing facilities:

                                                       Capacity (metric tons)
Mill                Location        Grade/Product             in 2000
-----------------  -----------   -------------------   ----------------------
Magazine Paper                                               3,175,000
  Anjalankoski     Finland       Machine finished              145,000
                                 coated
  Corbehem         France        Light-weight coated           515,000
  Kabel            Germany       Light-weight                  595,000
                                 coated, medium-
                                 weight coated,
                                 heavy-weight coated
  Kotka            Finland       Machine finished              145,000
                                 coated
  Kvarnsveden      Sweden        Supercalendered               110,000
  Langerbrugge     Belgium       Supercalendered               115,000
  Maxau            Germany       Supercalendered               365,000
  Port Hawkesbury  Canada        Supercalendered               350,000
  Reisholz         Germany       Supercalendered               210,000
  Summa            Finland       Machine finished               80,000
                                 magazine
  Veitsiluoto      Finland       Light-weight                  405,000
                                 coated, medium-
                                 weight coated
  Wolfsheck        Germany       Supercalendered                90,000
  Wolfsheck        Germany       Wallpaper base                 50,000

Newsprint                                                    3,295,000
  Anjalankoski     Finland       Newsprint, book               355,000
  Hylte            Sweden        Newsprint                     805,000
  Kvarnsveden      Sweden        Newsprint                     580,000
  Langerbrugge     Belgium       Newsprint                     130,000
  Maxau            Germany       Newsprint                     225,000
  Port Hawkesbury  Canada        Newsprint                     185,000
  Sachsen          Germany       Newsprint,                    310,000
                                 Directory
  Summa            Finland       Newsprint                     420,000
  Varkaus          Finland       Newsprint,                    270,000
                                 Directory
  Wolfsheck        Germany       Newsprint                      15,000

Fine Paper                                                   3,220,000
  Berghuizer       Netherlands   Uncoated                      175,000
  Grycksbo         Sweden        Coated                        240,000
  Imatra           Finland       Uncoated                      200,000
  Imatra           Finland       Coated                         90,000
  Molndal          Sweden        Uncoated                       35,000
  Molndal          Sweden        Coated                         65,000
  Nymolla          Sweden        Uncoated                      300,000
  Nymolla          Sweden        Coated                        150,000
  Oulu             Finland       Coated                        810,000
  Suzhou           China         Coated                        140,000
  Uetersen         Germany       Coated                        245,000
  Varkaus          Finland       Uncoated                      220,000
  Varkaus          Finland       Coated                         80,000
  Veitsiluoto      Finland       Uncoated                      470,000

                                                   Capacity (metric tons)
Mill              Location        Grade/Product           in 2000
-------------- --------------- ------------------- ----------------------
Packaging                                                 3,585,000
 Boards
  Baienfurt    Germany         Folding boxboard             175,000
  Barcelona    Spain           White line                   145,000
                               chipboard
  Fors         Sweden          Folding boxboard             320,000
  Gruvon       Sweden          Supercalendered,             535,000
                               packaging paper,
                               fluting, kraft
                               papers
  Heinola      Finland         Fluting                      260,000
  Imatra       Finland         Liquid packaging             815,000
                               boards, solid
                               bleached sulfate
                               board, folding
                               boxboard
  Imatra       Finland         Laminating papers             25,000
  Inkeroinen   Finland         Folding boxboard             185,000
  Kotka        Finland         Laminating papers            140,000
  Molndal      Sweden          Folding boxboard              45,000
  Newton Kyme  United Kingdom  Folding boxboard              35,000
  Pankakoski   Finland         Folding boxboard,             95,000
                               coreboard, liner
  Pori         Finland         Coreboard                    100,000
  Skoghall     Sweden          Liquid packaging             550,000
                               boards, white top
                               linerboard, folding
                               boxboard
  St. Seurin-  France          Coreboard                     75,000
   sur-l'Isle
  Varkaus      Finland         Coreboard                     85,000
Total Paper                                              13,275,000
 and Board

Core Tube                                                   109,000
 Factories
  Edam         The Netherlands Core tubes                     8,000
  Imatra       Finland         Core tubes                     5,000
  Krefeld      Germany         Core tubes                    25,000
  Loviisa      Finland         Core tubes                    25,000
  Mandriladora Spain           Core tubes                    15,000
   Tolosana
  Milton-      United Kingdom  Core tubes                    10,000
   Keynes
  Pori         Finland         Core tubes                    15,000
  Saffle       Sweden          Core tubes                     6,000

Converting                                                  293,000
 Plants
  Balabanovo   Russia          Corrugated board              45,000
                               and boxes
  Grudiadz     Poland          Corrugated board              10,000
                               and boxes
  Heinola      Finland         Corrugated board              30,000
                               and boxes
  Jonkoping    Sweden          Corrugated board              35,000
                               and boxes
  Kaunas       Lithuania       Corrugated board              10,000
                               and boxes
  Lahti        Finland         Corrugated board              60,000
                               and boxes

                                                                 Capacity (metric tons)
Mill                       Location         Grade/Product               in 2000
----------------------- -------------- -----------------------   ----------------------
  Riga                  Latvia          Corrugated board and              20,000
                                        boxes
  Ruovesi               Finland         Corrugated board and              10,000
                                        boxes
  Skene                 Sweden          Corrugated board and              35,000
                                        boxes
  Tallin                Estonia         Corrugated board and               5,000
                                        boxes
  Tiukka                Finland         Corrugated board and              10,000
                                        boxes
  Vikingstad            Sweden          Corrugated board and              20,000
                                        boxes
  Ensopack Ltd          Barbados        Liquid packaging                   3,000

Market Pulp                                                            2,410,000
  Celbi                 Portugal        Short fiber                      280,000
  Enocell               Finland         Short and long fiber             630,000
  Gruvon                Sweden          Long fiber                        70,000
  Kemijarvi             Finland         Long fiber                       215,000
  Kerayskuitu           Finland         Deinked pulp                      70,000
  Norrsundet            Sweden          Long fiber                       295,000
  Nymolla               Sweden          Long fiber                        45,000
  Oulu                  Finland         Long fiber                        60,000
  Sachsen               Germany         Deinked pulp                      65,000
  Skutskar              Sweden          Short and long fiber             520,000
                                         and fluff pulp
  Sunila (50% interest) Finland         Long fiber                       160,000
                                                                                            Further
                                                                                          processing
                                                                    Capacity (cubic     capacity (cubic
Mill                       Location         Grade/Product           meters) in 2000     meters) in 2000
----------------------- -------------- -----------------------      ---------------     ---------------
Timber Products                                                        5,055,000           1,280,000
  Ala                   Sweden          Redwood                          355,000              10,000
  Amsterdam             Netherlands     --                                   --              110,000
  Bad St. Leonhard      Austria         Central European Timber          260,000                 --
  Brand                 Austria         Central European Timber          255,000             180,000
  Gruvon                Sweden          Whitewood, Redwood               300,000                 --
  Honkalahti            Finland         Whitewood, Redwood               420,000             110,000
  Kitee                 Finland         Whitewood                        360,000                 --
  Kopparfors            Sweden          Whitewood                        245,000                 --
  Koski                 Finland         Redwood                           80,000                 --
  Kotka                 Finland         Whitewood                        240,000              60,000
  Lamco                 Austria         --                                   --              100,000
  Linghed               Sweden          Redwood                           45,000                 --
  Plana                 Czech Republic  Central European Timber          240,000             130,000
  Sollenau              Austria         Central European Timber          305,000             180,000
  Tolkkinen             Finland         Whitewood                        270,000                 --
  Uimaharju             Finland         Redwood                          270,000                 --
  Varkaus               Finland         Whitewood                        310,000                 --
  Veitsiluoto           Finland         Redwood                          210,000                 --
  Ybbs                  Austria         Central European Timber          565,000             345,000
  Zdirec                Czech Republic  Central European Timber          325,000              55,000

Stora Enso also owns 33% of a sawmill in Imavere, Estonia with a 260,000 cubic meter capacity for whitewood and redwood. In addition to the facilities presented in the table above, Stora Enso has 11 fine paper sheeting plants with total annual capacity of 2,176,000 metric tons and ten board sheeting plants with total annual capacity of 733,000 metric tons. Stora Enso also has four research and development centers located in Finland, Sweden and Germany.

Legal Proceedings

  From time to time, Stora Enso is a party to legal proceedings that arise in the ordinary course of business. These lawsuits primarily involve claims arising out of commercial law issues. Stora Enso is also involved in administrative proceedings relating primarily to competition law.

 Competition Law Proceedings

  Newsprint Case. For the past five years, the Directorate-General IV of the European Commission has been conducting an EU-wide investigation pertaining to an alleged price cartel in the European newsprint market. On March 19, 1999, the Directorate-General issued a statement of objections to Stora Enso and Stora Enso Maxau GmbH & Co. KG, as successor to E. Holtzmann & Cie AG, and informed the companies that it intended to pursue those producers of newsprint which its analysis most strongly indicated were part of a suspected price cartel from 1989 through 1995. On July 23, 1999, the companies replied to the Directorate-General denying all allegations. Should the companies be found to have participated in prohibited pricing behavior, they would likely be subjected to a substantial fine. Management is not currently in a position to predict the final outcome of this investigation or the timing of such outcome. The Directorate-General has not specified any amount of fines or other relief, if any, sought against the alleged participants and Stora Enso has not made any provision for any potential liability.

  Cooperation in Raw Wood Procurement. On June 4, 1999, the Finnish Competition Authority issued a statement of objections regarding alleged cooperation in raw wood procurement to some Finnish forest companies, including Stora Enso. The statement of objections was based on complaints submitted to the Finnish Competition Authority and subsequent investigations undertaken by the Finnish Competition Authority at selected forest companies. According to the statement of objections, the largest forest companies in Finland and the associations for forest owners have exchanged company-specific information about their raw wood procurement, including information about pricing. The Finnish Competition Authority found that the forest companies may have agreed upon the price levels for raw wood and divided sources of supply. Stora Enso's response is due in September 2000.

 Other Proceedings

  Pollution of Soil in Amsterdam. Stora Timber Finance B.V. has been found responsible for pollution of soil in part of the harbor of Amsterdam. Stora Timber Finance B.V. has appealed the decision to the Court of Appeal of Amsterdam. Management estimates that, in the event of an adverse decision by the appeals court, the clean-up costs could amount to approximately NLG 5.4 to NLG 13.3 million (approximately $2.4 million to $5.8 million). As of December 31, 1999, a total provision amounting to (Euro)2.5 million had been booked.

  Except for the proceedings described above, Stora Enso has not been involved in any legal, administrative or arbitration proceedings which management would expect to have a material adverse effect on the financial condition or results of operations of Stora Enso, nor, so far as management is aware, are any such legal, administrative or arbitration proceedings pending or threatened. However, the possibility of additional claims by competitors or other proceedings, particularly in reliance on competition law, cannot be ruled out and such claims or proceedings could have a material adverse effect on Stora Enso's results of operations and financial condition.

Management of Stora Enso

  Pursuant to the provisions of the Finnish Companies Act and Stora Enso's articles of association, the control and management of Stora Enso is divided between the shareholders, through actions taken at general meetings of shareholders, the board of directors and the chief executive officer. In addition, Stora Enso's executive management group and management group assist the chief executive officer in day-to-day management of Stora Enso. The management group includes the members of the executive management group, division heads and heads of staff functions.

  Stora Enso's board of directors is responsible for the management of Stora Enso and for the proper organization of Stora Enso's activities. The board of directors establishes Stora Enso's strategy and organization, and accounting and financial policies. The board also appoints the chairman of the board of directors and the chief executive officer as well as other senior managers. The chief executive officer, assisted by the executive management group, is responsible for the day-to-day management of Stora Enso's affairs in accordance with instructions and directives given by the board of directors. Measures which are not within the ordinary course of Stora Enso's business may be taken by the chief executive officer only if approved by the board of directors, unless the delay required to obtain board approval would result in a substantial disadvantage. In the latter case, the board of directors must be informed as soon as practicable of the measures which have been taken.

 Board of Directors

  Stora Enso's board of directors consists of at least six and no more than ten members. Currently there are ten board members, each of whom was elected by the 2000 annual general meeting of shareholders for a one year period ending with the following annual general meeting of shareholders. Board members may be appointed, or removed, only by a resolution of the general meeting of shareholders. In connection with the merger, Stora Enso's shareholders will be asked to approve a resolution to increase the maximum size of the board to 11 members and to elect George W. Mead to the board.

  The following table lists the names of the members of Stora Enso's board of directors, their principal occupation or employment and their year of birth:

                                                                                   Year
Name                                   Principal Occupation or Employment        of Birth
----                                   ----------------------------------        --------
Claes Dahlback........................ Chairman of the Board of Stora Enso,        1947
                                        Executive Vice Chairman of Investor AB

Krister Ahlstrom...................... Chairman of MNB Maizels Oy and Vice         1940
                                        Chairman of Fortum Oyj
                                        Vice Chairman of the Board of Stora
                                        Enso

Josef Ackermann....................... Member Group Board of Deutsche Bank AG      1948

Harald Einsmann....................... Member of the boards of Stora Enso, E M     1934
                                        I Group plc, British American Tobacco
                                        p.l.c. and Tesco plc

Bjorn Hagglund........................ Deputy Chief Executive Officer of Stora     1945
                                       Enso

Jukka Harmala......................... Chief Executive Officer of Stora Enso       1946

Raimo Luoma........................... Partner of Asianajotoimisto Krogerus &      1959
                                       Pirila Oy

Paavo Pitkanen........................ Managing Director of Varma-Sampo Mutual     1942
                                        Pension Insurance Company

Jan Sjoqvist.......................... President and Chief Executive Officer of    1948
                                        NCC AB

Marcus Wallenberg..................... President and Chief Executive Officer of    1956
                                        Investor AB

  All of Stora Enso's directors have served on the board since the combination of STORA and Enso in 1998. As described under "--Management Biographies" below, most of the directors had served as members of either the STORA board or the Enso board prior to the 1998 combination.

 Management Group

  The following table lists the names of the members of Stora Enso's executive management group, their current responsibilities with Stora Enso and their year of birth:

                                                                                   Year
Name                                   Responsibility                            of Birth
----                                   --------------                            --------
Jukka Harmala......................... Chief Executive Officer                     1946
Bjorn Hagglund........................ Deputy Chief Executive Officer              1945
Kimmo Kalela.......................... Senior Executive Vice President,            1941
                                        Strategy and Business Development
Esko Makelainen....................... Senior Executive Vice President,            1946
                                        Financial Control and Legal Affairs
Ingvar Petersson...................... Senior Executive Vice President,            1941
                                        Finance, IT and Base Resources
Yngve Stade........................... Senior Executive Vice President,            1947
                                        Corporate Support
Bernd Rettig.......................... Senior Executive Vice President,            1956
                                       Magazine Paper
Kai Korhonen.......................... Senior Executive Vice President,            1951
                                       Newsprint
Jouko Taukojarvi...................... Senior Executive Vice President, Fine       1941
                                       Paper
Pekka Laaksonen....................... Senior Executive Vice President,            1956
                                        Packaging Board

  The following table lists the names of other senior executives who are members of Stora Enso's management group, their current responsibilities with Stora Enso and their year of birth:

                                                                                   Year
Name                                   Responsibility                            of Birth
----                                   --------------                            --------
Sten Holmberg......................... Executive Vice President, Continuous        1948
                                        Productivity Improvement
Kari Vainio........................... Executive Vice President, Communications    1946
                                        and Investor Relations
Lars Bengtsson........................ Executive Vice President, Fine Paper        1945
Christer Agren........................ Executive Vice President, Human             1954
                                       Resources
Arno Pelkonen......................... Executive Vice President, Timber            1954
                                       Products
Bert Ostlund.......................... Executive Vice President, Pulp              1948
Sven Rosman........................... Executive Vice President, Merchants         1945
Seppo Hietanen........................ Executive Vice President, Asia Pacific      1945
Jyrki Kurkinen........................ Senior Vice President, Legal Affairs        1948
Magnus Diesen......................... Senior Vice President, Corporate            1944
                                        Strategy and Investments
Sten von Holst........................ Senior Vice President, Corporate            1948
                                        Marketing and Sales

  All of the members of Stora Enso's management group have served in their capacities since the combination of STORA and Enso in 1998. As described under "--Management Biographies" below, most of the members of the management group had served as members of either STORA management or Enso management prior to the 1998 combination.

Management Biographies

 Board of Directors

  Claes Dahlback has acted as the chairman of Stora Enso's board of directors since December 1998. He is the executive vice chairman of Investor AB. Mr. Dahlback is also the chairman of Vin & Sprit AB, Gambro AB and EQT Partners AB and vice chairman of Skandinaviska Enskilda Banken AB. Prior to the 1998 combination of STORA and Enso, Mr. Dahlback served as a member of the STORA board of directors beginning in May 1990. Mr. Dahlback holds a Master of Science degree in Economics as well as an honorary doctorate degree.

  Krister Ahlstrom has acted as the vice chairman of Stora Enso's board of directors since December 1998. He was formerly chairman of the board and president and chief executive officer of A. Ahlstrom Corporation. Mr. Ahlstrom is also chairman of the board of MNB Maizels Oy, vice chairman of Fortum Oyj, a member of the supervisory board of Merita Bank PLC and a member of the board of directors of NKT Holding A/S, as well as of the boards of several other industrial companies, academic institutions and foundations. Prior to the 1998 combination of STORA and Enso, Mr. Ahlstrom served as a member of Enso's supervisory board beginning in May 1993. Mr. Ahlstrom holds a Master of Science degree in Engineering as well as an honorary doctorate degree.

  Josef Ackermann has been a member of the Group Board of Deutsche Bank AG since October 1996. Mr. Ackermann is also a member of the supervisory boards of Linde AG, SAairGroup AG, Eurex Frankfurt AG, Eurex Zurich AG and Mannesmann AG. He has been a member of Stora Enso's board of directors since December 1998. Dr. Ackermann holds a Doctorate degree in Economics.

  Harald Einsmann is a member of the boards of EMI Group plc, British American Tobacco p.l.c. and Tesco plc as well as a member of the advisory board of Boston University in Brussels. Prior to the 1998 combination of STORA and Enso, he was a member of the STORA board of directors beginning in March 1998. Mr. Einsmann holds a Doctor of Philosophy degree in Business Administration.

  Bjorn Hagglund has acted as the deputy chief executive officer of Stora Enso since December 1998. Previously, he was the chief executive officer of STORA from March 1998 until December 1998 and the president of STORA Forest Timber from January 1991 until March 1998. Mr. Hagglund is also chairman of the board of the Employers' Federation of Swedish Forest Industries and a member of the boards of the Federation of Swedish Industries, the Swedish Employers' Confederation and the Swedish University of Agricultural Sciences. In addition, he is a member of the Royal Swedish Academy of Engineering Sciences and the Royal Swedish Academy of Agriculture and Forestry. Mr. Hagglund holds a Doctor of Philosophy degree in Forestry.

  Jukka Harmala has acted as the chief executive officer of Stora Enso since December 1998. Mr. Harmala is the chairman of the board of Sampo Insurance Company plc, vice chairman of the supervisory board of Varma-Sampo Mutual Pension Insurance Company, a member of the supervisory board of Merita Bank PLC and vice chairman of the boards of directors of Finnlines Plc and Pohjolan Voima Oy. He is also the chairman of the Confederation of Finnish Industry and Employers and a member of the board of directors of the Finnish Forest Industry Federation. He was employed by Enso from April 1970 to February 1984, and rejoined Enso in September 1988, having been in the interim the senior vice president and a member of the board of management of Kansallis-Osake-Pankki, a predecessor of Merita Bank PLC. Prior to the 1998 combination of STORA and Enso, he was the president and chief operating officer of Enso from September 1988 through December 1991 and the chief executive officer from January 1992 through December 1998. Mr. Harmala holds a Bachelor of Science degree in Economics and Business Administration as well as an honorary doctorate degree in engineering.

  Raimo Luoma is a partner in Asianajotoimisto Krogerus & Pirila Oy. He has been a member of the board of directors of Stora Enso since December 1998. Mr. Luoma holds a Master of Laws degree.

  Paavo Pitkanen is the president and chief executive officer of Varma-Sampo Mutual Pension Insurance Company and has been a member of the board of directors of Stora Enso since December 1998. In addition, he is a member of the supervisory boards of Instrumentarium Oyj and Kesko Oyj, the vice chairman of the supervisory board of Alma Media Corporation and a member of the boards of directors of Metra Corporation, Partek Corporation and Sampo Insurance Company plc, as well as a member of the boards of directors of several other insurance companies and institutions. Prior to the 1998 combination of STORA and Enso, Mr. Pitkanen was a member of Enso's board of directors beginning in October 1994. Mr. Pitkanen holds a Master of Science degree in Mathematics.

  Jan Sjoqvist is the president and chief executive officer of NCC AB, a Swedish construction company. In addition, Mr. Sjoqvist is a member of the boards of directors of NCC AB and SSAB Oxelosund AB. Prior to the 1998 combination of STORA and Enso, he served as a member of the STORA board of directors from March 1997 until December 1998. Mr. Sjoqvist holds a Master's degree in Business Administration.

  Marcus Wallenberg is the chief executive officer and the president of Investor AB. Mr. Wallenberg is the vice chairman of Telefonaktiebolaget LM Ericsson and Saab AB. In addition, he is a member of the boards of directors of AstraZeneca Plc, Scania AB, Skandinaviska Enskilda Banken AB, SAS Assembly of Representatives and the Knut and Alice Wallenberg Foundation. Prior to the 1998 combination of STORA and Enso, Mr. Wallenberg served as a director of STORA beginning in March 1998. From August 1990 until June 1993, Mr. Wallenberg served as a Vice President at Store Feldmuhle AG, a subsidiary of STORA. Mr. Wallenberg holds a Bachelor of Science degree in Foreign Service.

  As described above, Stora Enso's shareholders will be asked to elect George
W. Mead to the Stora Enso board in connection with the merger.

  George W. Mead is the chairman of the board of Consolidated and a director of Snap-on Incorporated, a manufacturer and distributor of hand tools and related items. He has served as a director of Consolidated since 1963.

 Management Group

  Kimmo Kalela has acted as the senior executive vice president, strategy and business development, of Stora Enso since December 1998. Previously he was a member of the board of directors of Enso from January 1991 until December 1998, a deputy member of the board from June 1989 until December 1990, the president of the Publication Paper Division of Enso from September 1987 until December 1998, the managing director of Enso's Summa mill from September 1986 until June 1989 and the deputy managing director of Enso's Kymenlaakso Paper Industry from March 1986 until August 1986. He is a member of the boards of directors of Siemens Osakeyhtio and the Finnish Forest Industries Federation. He joined Enso in 1986 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Master of Science degree in Engineering.

  Esko Makelainen has acted as the senior executive vice president, financial control and legal affairs, of Stora Enso since December 1998. Previously, he was the executive vice president and a member of the board of directors of Enso from January 1992 until December 1998, the vice president and the head of the corporate accounting department of Enso from November 1983 until December 1991, the head of the budgeting department of Enso from May 1977 until October 1983, the head of the accounting department from December 1976 until April 1977, and the head of the accounting department of the Kotka mills of Enso from November 1970 until December 1976. Mr. Makelainen is a member of the supervisory board of Sampo Life Insurance Company Limited and a member of the board of directors of Leonia plc and Garantia Insurance Company Ltd. He joined Enso in 1970 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Master of Science degree in Economics and Business Administration.

  Ingvar Petersson has acted as the senior executive vice president, finance, IT and base resources, of Stora Enso since December 1998. Previously, he was the executive vice president of STORA from October 1986 until December 1998. Mr. Petersson is a member of the board of the OM Stockholm Exchange AB and FPG International LLC. He joined STORA in 1986 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies.

  Yngve Stade has acted as the senior vice president, corporate support, of Stora Enso since December 1998. Previously, he was the senior vice president of STORA and the president of STORA Corporate Research from March 1994 until December 1998. He is the chairman of the board of Swedish Association of Pulp and Paper Engineers, vice chairman of Royal Swedish Academy of Engineering Sciences and a member of the board of the Swedish Forest Industries Association. He joined STORA in 1994 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Master of Science degree in Engineering.

  Bernd Rettig has acted as the senior executive vice president, magazine paper, of Stora Enso since April 1999. He was the managing director of Stora Enso Kabel GmbH from June 1996 until March 1999 and the managing director of Stora Reisholz GmbH from January 1992 until May 1996. He joined STORA in 1982 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Master of Science degree in Engineering.

  Kai Korhonen has acted as the senior executive vice president, newsprint, of Stora Enso since December 1998. Previously, he was the vice president, marketing, of Enso Publication Papers Oy Ltd from January 1996 until December 1998, managing director of Sachsen Papier Eilenburg GmbH from January 1993 until February 1996 and senior vice president, corporate planning, of Enso from March 1991 until December 1992. He joined the Vathaus Mill of Enso (previously,
A. Antstrom Osaueyhtio) in May 1977 and served there in various positions until February 1991. He is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Master of Science degree in Engineering and a Master degree in Business Administration. On June 29, 2000, Stora Enso announced that Mr. Korhonen will have supervisory responsibility for Stora Enso's North American operations, including all of Consolidated's operations.

  Jouko Taukojarvi has acted as the senior executive vice president, fine paper, of Stora Enso since December 1998. Previously, he was the president of the Fine Papers division of Enso from January 1989 until December 1998. In addition, he held the following previous positions in Enso: member of the board of directors from January 1989 until December 1998, senior vice president from May 1986 until December 1992, a deputy member of the board of directors from May 1986 until December 1998, a vice president from January 1980 until April 1986, a general manager from September 1975 until December 1979, a budget manager from December 1971 until August 1975, a controller from June 1965 until November 1971 and ADP designer from June 1964 until May 1965. He joined Enso in 1964 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds both a Master of Science and a Bachelor of Science degree in Economics and Business Administration.

  Pekka Laaksonen has acted as the senior executive vice president, packaging boards, of Stora Enso since December 1998. Previously, he was the executive vice president of the packaging boards division of Enso from August 1993 until December 1998, managing director of Enso (Deutschland) GmbH & Co. from January 1989 until August 1993, sales manager at Enso (Deutschland) from January 1986 until December 1988, a vice president of the plywood division of Enso from September 1984 until December 1985, sales manager at Enso (Deutschland) from August 1981 until August 1984 and an employee of the plywood division of Enso from March 1979 until July 1981. He was also a member of the board of directors of Enso from May 1996 until December 1998 and a deputy member of the board of directors of Enso from August 1993 until April 1996. He joined Enso in 1979 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds both a Master's degree and a Bachelor's degree in Economics and Business Administration.

  Sten Holmberg is the executive vice president, continuous productivity improvement, of Stora Enso. He joined STORA in 1980. He holds a Master's degree in Business Administration.

  Kari Vainio is the executive vice president, communications and investor relations, of Stora Enso. He joined Enso in 1985. He holds a Bachelor of Science degree in Economics and Business Administration.

  Lars Bengtsson is the executive vice president, fine paper, of Stora Enso. He joined STORA in 1986. He holds a Master of Science degree in Technology.

  Christer Agren is the executive vice president, human resources, of Stora Enso. He is a member of the board of the Swedish Forest Industries Federation. He joined STORA in 1993. He holds a Bachelor of Science degree in Economics.

  Arno Pelkonen is the executive vice president, timber products, of Stora Enso. He is a member of the board of directors of the Wood Products Industry of the Finnish Forest Industries Federation. He joined Enso in 1984 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Master of Science degree in Economics.

  Bert Ostlund is the executive vice president, pulp, of Stora Enso. He is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He joined STORA in 1986. He holds a Master's degree in Business Administration

  Sven Rosman is the executive vice president, paper merchants, of Stora Enso. He joined STORA in 1991. He holds a Bachelor of Science degree in Business Administration.

  Seppo Hietanen is the executive vice president, Asia Pacific, of Stora Enso. He joined Enso in 1976 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Bachelor of Science degree in Economics and Business Administration.

  Jyrki Kurkinen is the senior vice president, legal affairs, and the general counsel of Stora Enso. He joined Enso in 1979 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Master of Laws degree.

  Magnus Diesen is the senior vice president, corporate strategy and investments, of Stora Enso. He joined Enso in 1988 and is a member of the boards of directors of a number of Stora Enso's subsidiaries and associated companies. He holds a Master of Science degree in Engineering.

  Sven von Holst is the senior vice president, corporate marketing and sales, of Stora Enso. He was employed by STORA from 1974 to 1979, and joined Enso in 1981. He holds a Master of Science degree in Political Science.

Compensation of Directors and Executive Management Group

  For the year ended December 31, 1999, the aggregate remuneration, including benefits in kind, paid to the members of Stora Enso's board of directors and executive management group, as a group (18 persons), was approximately
(Euro)4.2 million, which includes bonuses determined by the compensation committee of the board of directors based on Stora Enso's performance. In the case of executive officers who are members of the executive management group this compensation was primarily in the form of salaries. In the case of non-executive directors this compensation was primarily in the form of directors' fees. In addition, Stora Enso accrued an aggregate of (Euro)1.3 million in 1999 for pension, retirement and similar benefits for the directors and members of the executive management group.

Employment Agreements

  Members of the executive management group and other executive officers have entered into employment agreements with Stora Enso, which, among other things, provide standard employment terms, including compensation and termination provisions. Under these agreements, executive officers receive a base salary and are eligible for a performance-based bonus on an annual basis. In addition, all executive officers receive fringe benefits. Under the employment agreements, employment can typically be terminated upon six months' notice, after which each executive remains subject to a non-competition clause. Several of Stora Enso's executive officers, including Messrs. Harmala and Hagglund, are parties to employment agreements that provide for a fixed severance payment of 12 months' salary and, under specified circumstances, an additional 12 months' salary.

Equity-based Programs

  On April 7, 1997, the shareholders of Enso, one of the predecessors of Stora Enso, approved the issuance of bonds, with a maximum value of FIM 1,000,000, to 15 members of Enso's senior management. The bond loan, which was fully subscribed, carries an annual four percent interest rate. Each FIM 1,000 bond certificate carries one warrant conferring a right to subscribe for an aggregate of up to 3,000 of Stora Enso's Series R shares. The warrants are exercisable from December 1, 1998 through March 31, 2004 at an exercise price of FIM 45.57 ((Euro)7.66) per Series R share. The maximum number of new Series R shares that may be issued through the exercise of the warrants represents less than one percent of Stora Enso's total share capital. At December 31, 1999, 276,000 Series R shares had been issued against the warrants out of the maximum of 3 million Series R shares issuable pursuant to the warrants.

  In 1999, Stora Enso established a synthetic option program which is an integrated part of the top management compensation structure. Approximately 200 employees, primarily from senior management and selected specialist areas, participate in the program. Approximately 2.9 million options with a strike price of (Euro)11.75 per share, equal to 110% of the average share price from May through July 1999, were issued under the 1999 program. In addition, on March 21, 2000, Stora Enso's board approved the issuance of up to 3,000,000 additional synthetic options with a strike price of
(Euro)12.25 per share, equal to 110% of the average share price over the three-day period prior to the annual general meeting on March 21, 2000. Each synthetic option entitles the holder to cash compensation equal to the difference between the strike price and the share price at the time of exercise. The options last seven years. Stora Enso has financially hedged its obligations under the option program against any increases in the share price. The options are non-transferable and their exercise will not dilute existing ownership interests.

  The following table sets forth the total number of shares, the number of shares underlying warrants, and synthetic options beneficially held by each of Stora Enso's directors and members of Stora Enso's executive management group as of the date of this document:

                                                                                            Number of
                                                   Number of Shares                      Series R shares
                               ---------------------------------------------------------   underlying        Number of
                                     Series A shares              Series R shares           warrants     synthetic options
                               ---------------------------- ---------------------------- --------------- -----------------
                               Sole Voting or Beneficially  Sole Voting or Beneficially
                                 Investment   Shared Voting   Investment   Shared Voting
                                   Power          Power         Power          Power
                               -------------- ------------- -------------- -------------
Directors
Claes Dahlback(/1/)..........      2,541       61,991,786       19,529      15,900,962           --               --

Krister Ahlstrom.............      1,500              --           --              --            --               --

Josef Ackermann..............        --               --         1,300             --            --               --

Harald Einsmann..............        --               --           --              --            --               --

Bjorn Hagglund...............      7,877              --        14,618             --            --            93,750

Jukka Harmala................        --               --         4,500             --        399,000          112,500

Raimo Luoma..................        --               --           --              --            --               --

Paavo Pitkanen(/2/)..........      3,800       19,438,606          --          566,874           --               --

Jan Sjoqvist.................        508              --           943             --            --               --

Marcus Wallenberg(/3/)(/4/)..      3,049       61,991,786        6,019      15,900,962           --               --

Executive Management
 Group(/5/)
Kimmo Kalela.................        --               --           --              --        180,000           46,900

Esko Makelainen..............      1,900              --         3,169             --        180,000           46,900

Ingvar Petersson.............      2,602              --         9,227             --            --            46,900

Yngve Stade..................        254              --           471             --            --            46,900

Bernd Rettig.................        --               --           --              --            --            46,900

Kai Korhonen.................        --               --           --              --            --            46,900

Jouko Taukojarvi.............      1,000              --           --              --        150,000           49,350

Pekka Laaksonen..............        --               --           --              --         60,000           46,800

--------
(1) Investor AB beneficially owns 61,991,786 Series A shares and 15,900,962 Series R shares. Mr. Dahlback is the executive vice chairman of Investor AB and as a result may be deemed to share voting power with respect to the Series A and Series R shares of Stora Enso beneficially owned by Investor AB within the meaning of Rule 13d-3 under the Exchange Act. Mr. Dahlback does not believe that he has the power to direct the voting of shares held by Investor AB and disclaims beneficial ownership of these shares.
(2) The Sampo-Varma Group beneficially owns 19,438,606 Series A shares and 566,874 Series R shares. Mr. Pitkanen is the managing director of Varma-Sampo Mutual Pension Insurance Company, an affiliate of the Sampo-Varma Group, and as a result may be deemed to share voting power with respect to the Series A shares of Stora Enso beneficially owned by the Sampo-Varma Group within the meaning of Rule 13d-3 under the Exchange Act. Mr. Pitkanen does not believe that he has the power to direct the voting of shares held by the Sampo-Varma Group and disclaims beneficial ownership of these shares.
(3) Includes 508 Series A shares and 1,304 Series R shares held by Mr. Wallenberg's children.
(4) Investor AB beneficially owns 61,991,786 Series A shares and 15,900,962 Series R shares. Mr. Wallenberg is the chief executive officer and president of Investor AB and as a result may be deemed to share voting power with respect to the Series A and Series R shares of Stora Enso owned by Investor AB within the meaning of Rule 13d-3 under the Exchange Act. Mr. Wallenberg does not believe that he has the power to direct the voting of shares held by Investor AB and disclaims beneficial ownership of these shares.
(5) Excludes members of the executive management group who are also directors.

Interest of Management in Transactions with Stora Enso

  There have been no material transactions during the last three years to which any director or executive officer of Stora Enso, or any ten percent shareholder of Stora Enso, or any relative or spouse of any of these persons, was a party. There is no significant outstanding indebtedness to Stora Enso by any director or executive officer or ten percent shareholder.

          STORA ENSO MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

General

  The information in this section concerning Stora Enso's financial condition and results of operations refers to Stora Enso's consolidated financial statements included in this document. Stora Enso's consolidated financial statements were prepared in accordance with International Accounting Standards, called IAS. IAS differs in some respects from U.S. GAAP. A reconciliation of amounts reported under IAS to the amounts determined under U.S. GAAP and a discussion of the principal differences between IAS and U.S. GAAP is set out in
Note 28 to the Stora Enso Consolidated Financial Statements beginning on page F-1 of this document.

Industry Overview

 Introduction

  The forest products industry is cyclical. Sales prices and capacity utilization rates are strongly influenced by general business conditions. Individual suppliers have very little influence on product sales cycles. As a result, profitability is affected by general business conditions, prevailing price levels, efficiency of operations, manufacturing costs and prevailing exchange rates between producer and consumer countries.

  In 1995 and 1996 the global paper and board markets were characterized by volatility and uncertainty. In 1997, 1998 and 1999, the global paper and board markets were more stable, growing modestly across the line. During the second half of 1998, the paper market deteriorated slightly but, in general, improved in the spring of 1999. In 1999, the demand for magazine papers increased by 2% in Western Europe, and was unchanged in North America, as compared to 1998. In the first quarter of 2000, European demand was significantly higher for light weight coated and supercalendered paper grades than in the first quarter of 1999. In 1999, demand for newsprint increased by 4% in Western Europe, and by 2% in North America. The market for pulp improved in 1999 as a result of increased demand and record low inventories and remained strong throughout the first quarter of 2000. No new pulp mills were opened during 1999 but major rebuilds increased long-fiber capacity by 300,000 metric tons. The consumption of sawn timber and building products remained high for all of 1998. In 1999, demand for redwood was weak while deliveries of whitewood and central European timber increased, especially in North America and Japan.

  Prices for magazine paper, fine paper and newsprint increased in 1998, although price levels started to decline during the second half of the year. In 1999, prices remained on a slightly lower level compared to 1998 with the exception of fine paper for which prices increased modestly towards the end of the year. Prices for both coated and uncoated fine paper were also increased in January 2000. In packaging boards, prices fell in 1998. Prices for packaging board remained weak throughout the beginning of the 1999. Price increases were introduced after the summer and further increased during the first quarter of 2000.

  Market pulp prices increased by approximately 15% during the first half of 1998, but fell below the average 1997 price levels in the second part of the year. In 1999, market prices for long-fiber pulp rose by 30% in U.S. dollar terms and for short-fiber pulp by 61% in euro terms. The direct impact of the fluctuation in market pulp prices on Stora Enso's overall profitability has been minimal since a large proportion of the pulp requirements for its paper and board operations are met by internal production.

  Despite market trends, prices for timber products were slightly lower in 1998 than in 1997 as a result of increased price competition. In 1999, however, prices for whitewood and central European timber increased by 13% and 9%, respectively, over the 1998 prices. Prices for redwood were 5% lower in 1999 compared with 1998. Redwood prices increased in some markets during the first quarter of 2000, but average prices were still lower than in the earlier periods. Whitewood prices increased by 2% and central European sawn timber prices increased by 4% during the three months ended March 31, 2000.

  Higher prices for printing and writing paper in 1998 led to increased profitability throughout the industry. In 1999, despite modest declines in market prices for paper products, increased deliveries helped maintain industry profitability.

  Industry participants have recently been more cautious about making significant capital investments due to lower levels of profitability experienced in 1996 and 1997, the increased economic uncertainty in Asia and Russia in 1997 and 1998 and declining prices resulting from over-capacity in the early 1990s. European and North American paper producers have increased their capacity through restructuring, acquisitions and rebuilding existing equipment, rather than through investments in new capacity. Only more recently has new capacity been introduced in Europe and, to some extent, in Asia in the areas of newsprint, fine paper, saw milling and pulp.

  For some paper grades, European industry participants also face a potential threat from producers in Asia and South America. Throughout the early 1990s, Asian producers increased their investments in new capacity and their share of world paper production rose. However, as a result of economic uncertainty in the region, investments slowed considerably in 1997 and 1998 as lower demand in Asia resulted in over-capacity. In 1999 and 2000, several new fine paper and pulp mills were and are expected to be started up in Asia. New capacity may temporarily disturb the balance between demand and supply.

  Stora Enso's profitability is impacted by changes in sales prices and delivery volumes of its products. Supply and demand affect competition and create fluctuations in both prices and volumes. For example, a 5% increase or decrease in the sales price of magazine paper would have a corresponding
(Euro)100 million effect on sales of Stora Enso and a 5% increase or decrease in the production volume of magazine paper would have a corresponding (Euro)50 million effect on sales of Stora Enso. The effect of a similar increase or decrease in the sales price or production volume for newsprint would be
(Euro)80 million and (Euro)40 million, respectively; for fine paper   (Euro)120
million and (Euro)50 million, respectively; for packaging board (Euro)130 million and (Euro)60 million, respectively; and for sawn timber, (Euro)60 million and (Euro)10 million, respectively.

  Stora Enso's operating profit is also affected by price and volume for its different cost components. In 1999, Stora Enso's principal variable costs related to transport and sales commissions, accounting for approximately 10% of sales; wood and timber, accounting for approximately 12% of sales; chemicals and filler, accounting for approximately 10% of sales; and energy, accounting for approximately 7% of sales. Historically, these percentages have remained relatively stable and have not varied significantly during the periods under review below. Among fixed-cost components, personnel costs accounted for approximately 17% of sales and depreciation amounted to approximately 8% of sales in 1999. A 3% increase in payroll costs would increase Stora Enso's total costs by approximately (Euro)50 million.

  On April 19, 2000, Stora Enso entered into a new collective bargaining agreement with the Finnish paper, mechanical pulp and forestry workers for the three year period ending in January 2003. Prior to negotiation of the new collective bargaining agreement, the Finnish paper, mechanical pulp and forestry employees initiated a strike against all paper and forest products companies in Finland, including Stora Enso. The strike lasted from April 11, 2000 to April 19, 2000 and resulted in the shutdown of all of Stora Enso's production facilities in Finland. Management estimates that the strike resulted in approximately (Euro)100 million in lost sales and approximately (Euro)40 million in lost operating profit for Stora Enso which will be reflected in Stora Enso's results for the second quarter of 2000. As part of the new collective bargaining agreement, Finnish paper, mechanical pulp and forestry workers were granted a salary increase of 3-4% during the first year of the term of the agreement and salary increases in line with the general salary increases in Finland during the second and third year.

 Recent Divestitures

  Since the merger of STORA and Enso, Stora Enso has been actively streamlining its operations and, as a part of these efforts, has divested non-core businesses, such as its specialty papers operations and Pure-Pak processing unit. Additionally, Stora Enso has agreed to sell its off-mill site energy operations to Fortum Oyj. With these and other selective divestitures, Stora Enso has increased its focus on its core businesses.

  Specialty Papers. Consistent with its strategy of focusing on its core businesses, in early 1999 Stora Enso sold its Tervakoski specialty papers unit to Trierenberg AG, an Austrian paper manufacturer, and sold the fixed assets of its Dalum specialty papers operations to a group of Danish investors. The gain on the sale of Tervakoski unit was (Euro)24.5 million. No gain was recorded on the sale of the Dalum assets because they had already been written down to net realizable value in 1998. Effective December 31, 1998, Stora Enso sold 76% of Stora Carbonless Paper GmbH and 56% of Stora Spezialpapiere GmbH. These divestitures resulted in a loss of (Euro)20.6 million and a reduction of
(Euro)146 in Stora Enso's net debt. Upon completion of these transactions, Stora Enso had effectively divested its specialty paper operations. The total proceeds received by Stora Enso from these transactions amounted to (Euro)254.3 million.

  Energy. On April 17, 2000 Stora Enso entered into an agreement to sell a significant portion of its energy generation operations, including its shares in affiliated hydro power and nuclear power generators entitling Stora Enso to energy generation capacity, its regional power distribution networks and power sales agreements to Fortum Oyj, a Finnish energy and petro-chemical company, for a purchase price of approximately (Euro)1.8 billion, including the assumption of approximately (Euro)1.2 billion in debt. The sale of the assets located in Finland was completed on May 31, 2000 and the sale of the assets located in Sweden was completed on June 5, 2000. As a result of the sale, Stora Enso expects to record a gain on disposition of approximately (Euro)530 million before tax and approximately (Euro)513 million after tax. The assets sold include 1,511 MW of energy generation capacity, of which 1,096 MW was hydro power, 301 MW was nuclear power and the remaining 114 MW was oil and coal power. Approximately 200 employees were affected by the transaction.

  In addition, in the second half of 1999, Stora Enso sold virtually all of its Pohjolan Voima Oy Series C shares, which entitled Stora Enso to receive thermal power from Pohjolan Voima, to Teollisuuden Sahkonmyynti as part of the reorganization of its energy assets. As a result of the transaction, Stora Enso's shareholding in Pohjolan Voima dropped to 16.5% and Pohjolan Voima is no longer treated as an associated company. Management intends to divest Stora Enso's remaining holding in Pohjolan Voima. Stora Enso continues to own power plants located at its mill sites.


  Property. In January 2000, Stora Enso sold its Stockholm office building for a gain of (Euro)24 million.

  Packaging Boards. In 1998, Stora Enso determined to sell or close down its Molndal board production facility in Sweden. Stora Enso ceased board production at the Molndal mill in April 2000. The Molndal paperboard manufacturing machine's capacity was 45,000 metric tons. Approximately 200 employees were affected by the shutdown.

 Recent Acquisitions

  In March 2000, Stora Enso's subsidiary Corenso United Oy Ltd entered into an agreement with Huhtamaki Van Leer Oyj to acquire Huhtamaki's two tube plants in The Netherlands and Sweden. The tubes are used in the paper industry and also in household foil, fax paper and cash register applications. The aggregate 1999 annual sales of the two factories were approximately (Euro)8 million. In March 2000, Stora Enso also acquired the Finnish paper merchant, Paperi-Dahlberg Oy, and the Norwegian paper merchant, Carl Emil A/S. The aggregate purchase price paid by Stora Enso for the acquisitions of Huhtamaki's tube plants and the two paper merchants amounted to (Euro)35.5 million.

  On February 22, 2000, Stora Enso announced that it reached an agreement to acquire Consolidated in a transaction valued at $4.9 billion. The transaction is subject to the approval of the shareholders of both companies and regulators.

Currency Fluctuations

  Until 1999, most of the revenues, debts and receivables, and a significant portion of the expenditures, of Stora Enso and its predecessors STORA and Enso were denominated in currencies other than their respective accounting currencies, the Swedish krona and the Finnish markka. As a result, fluctuations in exchange rates had a significant impact on the financial results and competitiveness of Stora Enso and its predecessors. Until January 1, 1999, the biggest single currency risk related to fluctuations in exchange rates for the Finnish markka, which was the accounting currency for Stora Enso in 1998 and the accounting currency for Enso prior to the creation of Stora Enso.

  On January 1, 1999, member states of the European Union participating in Stage Three of the EMU, including Finland, adopted a single currency, the euro, and from the same date Stora Enso changed its accounting currency to the euro. Since its introduction, the euro has increasingly been used as a pricing currency, although sales also often take place in the customer's own currency. Additionally, long-fiber chemical pulp is generally priced in U.S. dollars. In general, the introduction of the euro has reduced Stora Enso's exposure to exchange rate fluctuations. Stora Enso remains subject to currency exchange risk on the cost side mainly related to fluctuations in exchange rates for the Swedish krona, and on the income side, mainly related to fluctuations in exchange rates for the U.S. dollar and British pound sterling. The distribution of sales and operating costs, by currency, converted into euros, for the year ended December 31, 1999 is set forth in the table below.

                                        Sales               Operating costs
                               ------------------------ ------------------------
                                      Amount         %         Amount         %
                               -------------------- --- -------------------- ---
                               ((Euro) in billions)     ((Euro) in billions)
     Currency
     Euro....................           5.8          55         5.3           57
     Swedish krona...........           0.9           8         1.9           21
     British pound sterling..           1.3          12         0.3            3
     U.S. dollar.............           1.7          16         0.9           10
     Canadian dollar.........           0.1           1         0.3            3
     Other...................           0.8           8         0.5            5
                                       ----         ---         ---          ---
       Total.................          10.6         100         9.2          100
                                       ====         ===         ===          ===

  Transaction risk is the risk that Stora Enso's profit could be affected as a result of foreign exchange movements. Stora Enso hedges up to six months of its currency flows outside the euro area, with the exceptions of the British pound sterling and the U.S. dollar. These exceptions constitute a substantial exposure for Stora Enso and may accordingly be hedged for a period covering up to 12 months of currency flows. For a more detailed discussion of Stora Enso's management of exchange rate risks, see "--Quantitative and Qualitative Disclosures about Market Risks" below.

  The euro was introduced as an account currency on January 1, 1999, when final conversion rates for the euro and the currencies of the European Union member states participating in Stage Three of the EMU became effective. For Finnish markka, the irrevocable conversion rate is FIM 5.94573 to one euro. During 1999, the U.S. dollar increased in value against the euro by 13.9% when comparing the noon buying rates of January 4, 1999 and December 31, 1999. As a result of the weakening of the euro against the U.S. dollar, the U.S. dollar also increased in value against the euro by 13.9%. The British pound sterling also increased in value against the euro by 11.9% in 1999. See "Currency and Exchange Rate Information" for information about historical euro/U.S. dollar and Swedish krona/U.S. dollar exchange rates.

Results of Operations

  The tables below present sales and operating profit of Stora Enso's various product areas for the three most recent years.

Sales by product area

                                                               Three months
                                Year ended December 31,       ended March 31,
                               ----------------------------  ------------------
                                 1997      1998      1999     1999    2000(/1/)
                               --------  --------  --------  -------  ---------
                                                                ((Euro) in
                                  ((Euro) in millions)           millions)
Magazine paper...............   1,475.8   1,851.8   1,950.4    436.5     500.0
Newsprint....................   1,534.1   1,693.7   1,641.8    410.6     416.0
Fine paper...................   1,813.5   2,003.8   2,163.2    525.8     637.6
Packaging boards.............   2,485.5   2,396.9   2,341.5    564.8     661.8
Timber products..............     722.2     733.9   1,140.0    247.8     298.1
Market pulp..................     958.7     846.6     957.8    208.3     330.7
Paper merchants..............     800.4     830.3     787.2    205.7     225.4
Forest operations............   1,616.8   1,645.9   1,630.3    423.1     508.1
Elimination of internal
 sales; other
 operations(/2/).............  (2,081.6) (2,104.7) (2,153.9)   482.5    (619.2)
                               --------  --------  --------  -------   -------
Continuing operations total..   9,325.4   9,898.2  10,458.3  2,540.1   2,958.5
Divested paper units.........     415.8     399.3      24.7     24.7       --
Discontinued operations,
 energy......................     530.3     481.2     506.0    150.5     116.4
Internal sales, energy.......    (273.4)   (289.1)   (353.3)  (100.6)    (83.2)
                               --------  --------  --------  -------   -------
  Total......................   9,998.1  10,489.6  10,635.7  2,614.7   2,991.7
                               ========  ========  ========  =======   =======

--------
(1) The figures for the three months ended March 31, 1999 and 2000 are unaudited.
(2) Other operations include the results of units that are not within Stora Enso's product areas, such as separate transportation and sales and distribution companies.

Operating profit (loss) by product area

                                                                                                    Three months
                                             Year ended December 31,                               ended March 31,
                          ----------------------------------------------------------------------   ---------------
                                 1997                    1998                     1999             1999   2000(/1/)
                          --------------------   ---------------------    ----------------------   -----  ---------
                                                                                                     ((Euro) in
                                               ((Euro) in millions)                                   millions)
                                   Excluding               Excluding                 Excluding
                                 non-recurring           non-recurring             non-recurring
                                     items                   items                     items
Magazine paper..........   76.8       85.9        238.8       276.3         287.6       287.6       59.3     67.2
Newsprint...............  164.2      192.0        292.3       302.9         299.1       299.1       73.6     61.0
Fine paper..............  143.1      143.1        106.9       190.4         204.3       193.8       41.4    102.6
Packaging boards........  208.4      234.8         61.8       209.1         193.1       188.0       46.8     81.0
Timber products.........   50.3       50.3          3.2        10.4          41.0        37.9        4.4     22.4
Market pulp.............   29.4       29.4        (18.0)        9.7         106.1        94.9       (4.1)   105.7
Paper merchants.........    5.4        5.4        (22.9)        2.0           0.5         0.5        0.5      4.1
Forest operations.......  111.2      111.2        108.8       111.0         141.1       141.1       25.8     33.0
Other operations(/2/)...  (17.3)     (28.6)      (117.7)      (40.2)        (38.2)      (38.2)      (5.6)   (13.3)
                          -----      -----       ------     -------       -------     -------      -----    -----
Continuing operations
 total..................  771.5      823.5        653.2     1,071.6       1,234.6     1,204.7      242.1    463.7
Divested paper units....    4.7        4.7        (59.0)       (6.4)         22.9        (1.6)      (1.6)     --
Discontinued operations,
 energy.................  123.7      123.7        114.5       114.5         150.9       102.7       40.0     26.6
Non-recurring items.....    --       (52.0)(/3/)    --       (471.0)(/4/)     --        102.6(/5/)  24.5     24.0
                                     -----                  -------                   -------      -----    -----
 Total..................  899.9      899.9        708.7       708.7       1,408.4     1,408.4      305.0    514.3
                          =====      =====       ======     =======       =======     =======      =====    =====

--------
(1) The figures for the three months ended March 31, 1999 and 2000 are unaudited.
(2) Includes non-allocated corporate overhead items and elimination of group internal margin in consolidation.
(3) The non-recurring items for 1997 consist mainly of a gain on sale of Stora Reinsurance SA, loss on sale of Arnsberg, write-downs of assets in connection with the shutdown of the paper machine at Stora

   Langerbrugge, a provision made in connection with the shutdown of the sulfite pulp production plant at Stora Port Hawkesbury and provisions made for additional pension obligations.
(4) The non-recurring items for 1998 consist mainly of losses on sale of business operations in Stora Carbonless, Stora Spezialpapiere and shares in Svenska Dagbladet, a write-down of inventories in Skoghall, a reimbursement of capital tax, effects of shortening the remaining useful lives of some long-lived assets, impairment losses on long-lived assets, provisions for early retirement pension obligations and termination benefits, provisions made in connection with termination of agency and lease agreements, environmental liabilities and direct merger costs.
(5) The non-recurring items for 1999 consist mainly of gains on sale of shares and business operations.

The Three Months Ended March 31, 2000 Compared to the Three Months Ended March 31, 1999

 Sales

  Group. Stora Enso's sales were (Euro)2,991.7 million for the three months ended March 31, 2000, an increase of (Euro)377 million, or 14.4%, over sales of (Euro)2,614.7 million for the comparable period in 1999. The increase in sales was attributable primarily to increased product prices and delivery volumes. Paper and board deliveries during the three months ended March 31, 2000 amounted to a total of 3,082,000 metric tons, as compared to deliveries of 2,927,000 metric tons during the comparable period in 1999. Prices for fine paper and pulp in particular were higher than during the same period last year. Strengthening of the U.S. dollar, British pound and Swedish krona relative to the euro accounted for approximately 25% of the sales increase. The acquisition of paper merchants Carl Emil A/S and Paperi-Dahlberg Oy in 1999 also had a positive effect on sales made by the paper merchants operating unit during the three months ended March 31, 2000. Sales increased in all product areas except energy, where the market price for electricity was lower during the three months ended March 31, 2000 than during the comparable period in 1999. Sales for the three months ended March 31, 1999 included (Euro)25 million in sales by the Tervakoski and Dalum mills until their divestiture in February 1999. The product area discussions below include internal sales.

  Magazine Paper. Sales of magazine paper were (Euro)500.0 million for the three months ended March 31, 2000, an increase of (Euro)63.5 million, or 14.5%, over sales of (Euro)436.5 million for the comparable period in 1999. The increase was attributable to increased demand in Europe for both light weight coated and supercalendered paper grades. In the three months ended March 31, 2000, demand for light weight coated grades and supercalendered grades in Europe was 13% and 9% higher, respectively, than in the comparable period in 1999. During the first quarter of 2000, price increases of 1-3% were implemented for light weight coated grades. Prices for supercalendered paper grades remained largely unchanged. Deliveries of magazine papers totaled 676,000 tons for the three months ended March 31, 2000, as compared to 616,000 tons for the comparable period in 1999.

  Newsprint. Sales for newsprint were (Euro)416.0 million for the three month period ended March 31, 2000, a slight increase over sales of (Euro)410.6 million for the comparable period in 1999. This increase was caused by higher price levels, which more than offset the impact of slightly lower delivery volumes. Deliveries of newsprint totaled 759,000 tons for the three months ended March 31, 2000, as compared to 779,000 tons for the comparable period in 1999.

  Fine Paper. Sales of fine paper were (Euro)637.6 million for the three months ended March 31, 2000, an increase of (Euro)111.8 million, or 21.3%, over sales of (Euro)525.8 for the comparable period in 1999. The increase was attributable to both increased deliveries and higher sales prices. Deliveries of fine paper totaled 771,000 tons for the three months ended March 31, 2000, as compared to 740,000 tons for the comparable period in 1999.

  Packaging Boards. Sales of packaging boards were (Euro)661.8 million for the three months ended March 31, 2000, an increase of (Euro)97.0 million, or 17.2%, over sales of (Euro)564.8 million for the comparable period in 1999. The increase was attributable primarily to increased deliveries as well as higher sales prices. Deliveries of packaging boards totaled 876,000 tons for the three months ended March 31, 2000, as compared to 782,000 tons for the comparable period in 1999.

  Timber Products. Sales of timber products were (Euro)298.1 million for the three month period ended March 31, 2000, an increase of (Euro)50.3 million, or 20.3%, over sales of (Euro)247.8 million for the comparable period in 1999. The increase was attributable primarily to increased deliveries and higher sales prices. Sawn timber deliveries for the three months ended March 31, 2000 totaled 1,159,000 cubic meters, as compared to 1,035,000 cubic meters for the comparable period in 1999. The sales of the timber products business were negatively affected by low log availability due to a strike by harvesters in Finland.

  Market Pulp. Sales of market pulp amounted to (Euro)330.7 million for the first three months of 2000, an increase of (Euro)122.4 million, or 58.7%, over sales of (Euro)208.3 million for the comparable period in 1999. The increase was primarily attributable to significantly higher prices and increased delivery volumes which more than offset the negative impact of the transport and chemical industry strikes in Finland. Market pulp deliveries to external customers outside Stora Enso totaled 305,000 tons for the three months ended March 31, 2000, as compared to 335 million tons for the comparable period in 1999.

  Paper Merchants. Sales by paper merchants were (Euro)225.4 million for the three months ended March 31, 2000, an increase of (Euro)19.7 million, or 9.6%, over sales of (Euro)205.7 for the comparable period in 1999. The acquisition of merchants Carl Emil A/S and Paperi-Dahlberg Oy contributed (Euro)17 million to the increase in the sales by paper merchants during the first quarter of 2000. In addition, generally higher price levels had a beneficial impact.

  Forest Operations. Sales by forest operations were (Euro)508.1 million for the three month period ended March 31, 2000, an increase of (Euro)85.0 million, or 20.1%, over sales of (Euro)423.1 million for the comparable period in 1999. The increase was attributable primarily to the acquisition of Sydved AB, a previously partly-owned procurement company in Sweden, and high delivery volumes.

  Energy. Energy sales amounted to (Euro)116.4 million for the three months ended March 31, 2000, a decrease of (Euro)34.1 million, or 22.7%, over sales of
(Euro)150.5 for the comparable period in 1999. The consumption of electric power in the mills of Stora Enso remained at levels similar to those consumed in the first quarter of 1999. Energy prices for the three months ended March 31, 2000 have been lower than the average for 1999.

  Elimination of Internal Sales; Other Operations. Elimination of internal sales, offset by other operations, amounted to (Euro)619.2 million for the three months ended March 31, 2000 as compared to (Euro)482.5 million for the comparable period in 1999. This was caused by higher prices for pulp for internal pulp deliveries.

 Operating Profit

  Group. The operating profit for the three month period ended March 31, 2000 amounted to (Euro)514.3 million, an increase of (Euro)209.3 million, or 68.6%, over operating profit of (Euro)305.0 million for the comparable period in 1999. This increase was due primarily to increased sales resulting from higher sales prices and volumes, partly offset by the negative impact of higher prices for recycled paper, which rose by over 60% compared with the corresponding period in 1999. The operating profit was 17.4% of sales, 5.7 percentage points higher than for the comparable period in 1999. Profitability improved during the first quarter of 2000 as prices and volumes in all divisions except newsprint and energy were better than in the first quarter of 1999. Also, higher-than-expected synergy benefits resulting from the merger of STORA and Enso had a beneficial effect on profitability.

  Magazine Paper. For the three months ended March 31, 2000, the operating profit for the magazine paper product area was (Euro)67.2 million, an increase
(Euro)7.9 million, or 13.3% over operating profit of (Euro)59.3 million for the comparable period in 1999. This increase was due to higher sales which more than offset the impact of higher costs for chemical pulp and recycled paper.

  Newsprint. The operating profit for the newsprint product area was (Euro)61.0 million for the three months ended March 31, 2000, a decrease of (Euro)12.6 million, or 17.1%, over operating profit of (Euro)73.6 million for the comparable period in 1999. The decrease was attributable primarily to the rising cost of recycled paper and the strengthening of the Swedish krona against the euro. This decrease was principally caused by the higher price level for recycled fiber during the first quarter of 2000. In addition, transport and chemical industry strikes in Finland had a negative impact of (Euro)1 million on the result for the first quarter of 2000.

  Fine Paper. The operating profit for the fine paper product area was
(Euro)102.6 million for the three months ended March 31, 2000, an increase of
(Euro)61.2 million, or 147.8%, over operating profit of (Euro)41.4 million for the comparable period in 1999. The increase was attributable primarily to increased sales and profitability due to higher prices for coated and uncoated fine papers, which more than offset the negative impact of higher prices for market pulp.

  Packaging Boards. The operating profit for the packaging boards product area was (Euro)81.0 million for the three months ended March 31, 2000, an increase of (Euro)34.2 million, or 73.1%, over operating profit of (Euro)46.8 million for the comparable period in 1999. This increase was caused primarily by the higher level of sales and the improved cost structure resulting from the higher rate of utilization.

  Timber Products . The operating profit for the timber products product area was (Euro)22.4 million for the three months ended March 31, 2000, an increase of (Euro)18.0 million over the operating profit of (Euro)4.4 million for the comparable period in 1999. This increase was caused primarily by higher sales. In addition, improved margins and the beneficial effect of the strengthening of the U.S. dollar contributed to the increase. The impact of these factors more than offset the negative impact of somewhat higher production costs in the Nordic countries.

  Market Pulp. The operating profit for the market pulp product area was
(Euro)105.7 million for the three months ended March 31, 2000, an increase of
(Euro)109.6 million over the operating loss of (Euro)4.1 million for the comparable period in 1999. This improvement was attributable primarily to the high demand and limited inventories of pulp which increased the sales prices. The transport and chemical industry strikes in Finland had a negative impact of approximately (Euro)1 million on the result.

  Paper Merchants. The operating profit for the paper merchants operating unit was (Euro)4.1 million for the three months ended March 31, 2000, an increase of
(Euro)3.6 million over operating profit of (Euro)0.5 million for the comparable period in 1999.

  Forest Operations. The operating profit for the forest operations was
(Euro)33.0 million for the three month period ended March 31, 2000, an increase of (Euro)7.2 million, or 27.9%, over operating profit of (Euro)25.8 million for the comparable period in 1999. The negative impact of reduced felling in Stora Enso's forests and lower capital gains was more than offset by the positive impact of Stora Enso's acquisition of the remaining shares in Sydved AB and its inclusion in the results.

  Energy. The operating profit for the energy unit was (Euro)26.6 million for the three months ended March 31, 2000, a decrease of (Euro)13.4 million, or 33.5%, over operating profit of (Euro)40.0 million for the comparable period in 1999. This decrease was caused by the lower prevailing prices for electricity.

  Other Operations. Operating loss from other operations amounted to (Euro)13.3 million for the three months ended March 31, 2000, as compared to operating loss of (Euro)5.6 million for the comparable period in 1999.

 Financial Items

  Net financial expense was (Euro)68.7 million for the three months ended March 31, 2000, a decrease of 5.6% as compared to (Euro)72.8 million for the comparable period in 1999.

 Profit

  Profit before taxes and minority interests was (Euro)451.4 million for the three month period ended March 31, 2000, an increase of (Euro)218.8 million, or 94.1%, over profit before taxes and minority interests of (Euro)232.6 million for the comparable period in 1999. Income taxes for the three months ended March 31, 2000 amounted to

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(Euro)149.8 million, compared to income taxes of (Euro)74.5 million for the comparable period in 1999. Stora Enso's effective tax rate for the three months ended March 31, 2000 was 33%, as compared with 32% for the comparable period in 1999. Minority interests on profit for the three months ended March 31, 2000 amounted to (Euro)7.4 million, compared to (Euro)2.6 million for the comparable period in 1999. Net profit was (Euro)294.2 million for the three months ended March 31, 2000, an increase of (Euro)138.7 million, or 89.2%, as compared with net profit of (Euro)155.5 million for the comparable period in 1999.

The Year Ended December 31, 1999 Compared to the Year Ended December 31, 1998

 Sales

  Group. Stora Enso's sales were (Euro)10,635.7 million for the year ended December 31, 1999, an increase of (Euro)146.1 million, or 1.4%, over sales of
(Euro)10,489.6 million for the year ended December 31, 1998. The increase was attributable to increased production and deliveries, a rise in pulp and timber prices, and acquisitions. Deliveries increased most in fine paper and magazine paper, particularly from Stora Enso's Oulu and Port Hawkesbury mills. These effects were offset, to some extent, by decreases in the average price levels for magazine paper, newsprint, fine paper and most packaging board grades. Stora Enso's December 1998 acquisition of Holzindustrie Schweighofer AG's sawmills resulted in a (Euro)381 million increase in sales during 1999. The increase in sales was in large part offset by the divestiture of Stora Enso's technical office paper operations in December 1998 and of the Dalum and Tervakoski specialty paper mills in February 1999. Improvement in sales was also due in part to the strengthening of the U.S. dollar and the British pound sterling relative to the euro in 1999. The product area discussions below include internal sales.

  Magazine Paper. Sales of magazine paper were (Euro)1,950.4 million for the year ended December 31, 1999, an increase of (Euro)98.6 million, or 5.3%, over sales of (Euro)1,851.8 million for the year ended December 31, 1998. The increase was attributable primarily to increased deliveries, particularly from Stora Enso's Port Hawkesbury mill in Canada.

  Newsprint. Sales for newsprint were (Euro)1,641.8 million for the year ended December 31, 1999, a decrease of (Euro)51.9 million, or 3.1%, from sales of
(Euro)1,693.7 million for the year ended December 31, 1998. The decrease was attributable primarily to lower sales prices.

  Fine Paper. Sales of fine paper were (Euro)2,163.2 million for the year ended December 31, 1999, an increase of (Euro)159.4 million, or 8.0%, over sales of
(Euro)2,003.8 million for the year ended December 31, 1998. The increase was attributable primarily to increased deliveries, particularly from Stora Enso's Oulu mill in Finland, which was partly offset by lower average prices.

  Packaging Boards. Sales of packaging board were (Euro)2,341.5 million for the year ended December 31, 1999, a decrease of (Euro)55.4 million, or 2.3%, from sales of (Euro)2,396.9 million for the year ended December 31, 1998. The decrease was attributable primarily to lower sales prices for folding boxboard, whiteline chipboard and cupstock.

  Timber Products. Sales of timber products amounted to (Euro)1,140.0 million for the year ended December 31, 1999, an increase of (Euro)406.1 million, or 55.3%, over sales of (Euro)733.9 million for the year ended December 31, 1998. The increase was attributable primarily to the consolidation of Holzindustrie Schweighofer AG into Stora Enso's results for the full year 1999 and increases in prices of whitewood and central European timber. The acquisition of Holzindustrie Schweighofer AG in December 1998 resulted in a (Euro)381 million increase in sales in 1999.

  Market Pulp. Sales of market pulp amounted to (Euro)957.8 million for the year ended December 31, 1999, an increase of (Euro)111.2 million, or 13.1%, over sales of (Euro)846.6 million for the year ended December 31, 1998. The increase was attributable to higher sales prices and slightly higher deliveries.


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  Paper merchants. Sales by the paper merchants were (Euro)787.2 million for the year ended December 31, 1999, a decrease of (Euro)43.1 million, or 5.2%, from sales of (Euro)830.3 million for the year ended December 31, 1998 due to lower sales prices which were partially offset by higher delivery volumes.

  Forest Operations. Sales by forest operations were (Euro)1,630.3 million for the year ended December 31, 1999, a decrease of (Euro)15.6 million, or 0.9%, from sales of (Euro)1,645.9 million for the year ended December 31, 1998. The decrease was attributable primarily to lower prices, partially offset by higher import volumes. Deliveries from Stora Enso's own forests increased modestly.

  Divested Paper Units. Sales by Stora Enso's divested paper units amounted to
(Euro)24.7 million for the year ended December 31, 1999, a decrease of
(Euro)374.6 million, or 93.8%, from sales of (Euro)399.3 million for the year ended December 31, 1998. These figures include sales by Stora Enso's Tervakoski and Dalum specialty paper mills, which were sold in February 1999, and Stora Enso's technical papers business which was sold in December 1998.

  Energy. Energy sales amounted to (Euro)506.0 million for the year ended December 31, 1999, an increase of (Euro)24.8 million, or 5.2%, over sales of
(Euro)481.2 million for the year ended December 31, 1998 due to increased internal demand offset by lower energy prices.

  Elimination of Internal Sales; Other Operations. Elimination of internal sales, offset by other operations, amounted to (Euro)(2,153.9) million for the year ended December 31, 1999, as compared to (Euro)(2,104.7) million for the year ended December 31, 1998. Other operations include units that are not within Stora Enso's product areas, such as its separate transportation and sales and distribution companies.

 Operating Profit (Loss)

  Group. Stora Enso's operating profit was (Euro)1,408.4 million for the year ended December 31, 1999, an increase of (Euro)699.7 million, or 98.7%, over operating profit of (Euro)708.7 million for the year ended December 31, 1998. Excluding non-recurring items, Stora Enso's operating profit in 1999 was
(Euro)1,305.8 million, representing an increase of (Euro)126.1 million, or 10.7%, over operating profit of (Euro)1,179.7 million for 1998. Non-recurring items in 1999 principally included gains recorded from the sale of Stora Enso's specialty paper operations and Pohjolan Voima C shares, and in 1998 principally included gains and losses on sale of business operations and shares, direct merger costs, impairment charges, provisions made for pension obligations and termination benefits, environmental liabilities and provisions made in connection with termination of agency and lease agreements. The increase was attributable primarily to an increase in deliveries, synergies relating to the combination of STORA and Enso and higher prices for pulp and timber, partly offset by lower prices for magazine paper, fine paper, newsprint and packaging board. Operating profit for 1999 also reflects a gain of (Euro)49 million from proprietary trading activities, an increase of (Euro)24 million over 1998. Stora Enso's improved operating profit was also due in part to the strengthening of the U.S. dollar and the British pound sterling relative to the euro in 1999.

  Magazine Paper. The operating profit for the magazine paper product area was
(Euro)287.6 million for the year ended December 31, 1999, an increase of
(Euro)48.8 million, or 20.4%, over operating profit of (Euro)238.8 million for the year ended December 31, 1998. The increase was attributable primarily to a
(Euro)37.5 million goodwill impairment charge in 1998, increased deliveries and higher than expected synergy benefits, and was offset partly by slightly lower sales prices and higher raw material price for pulp.

  Newsprint. The operating profit for the newsprint product area was
(Euro)299.1 million for the year ended December 31, 1999, an increase of
(Euro)6.8 million, or 2.3%, over operating profit of (Euro)292.3 million for the year ended December 31, 1998. The increase was attributable to more favorable product sales mix and improved productivity, which resulted in lower production costs. The increase was partly offset by lower sales prices.

  Fine Paper. The operating profit for the fine paper product area was
(Euro)204.3 million for the year ended December 31, 1999, an increase of
(Euro)97.4 million, or 91.1%, over operating profit of (Euro)106.9 million for the

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year ended December 31, 1998. The substantial difference in operating profit from 1998 to 1999 was attributable primarily to non-recurring costs incurred in 1998 as well as to higher deliveries and synergy benefits in 1999. The increase was partly offset by lower average prices in the latter half of 1999. Operating profit excluding non-recurring items increased (Euro)3.4 million, or 1.8%, from operating profit of (Euro)190.4 million for the year ended December 31, 1998.

  Packaging Boards. The operating profit for the packaging boards product area was (Euro)193.0 million for the year ended December 31, 1999, an increase of
(Euro)131.3 million, or 212.5%, over operating profit of (Euro)61.8 million for the year ended December 31, 1998. The increase is attributable primarily to non-recurring items in 1998. Operating profit excluding non-recurring items decreased (Euro)21.1 million, or 10.1%, from operating profit of (Euro)209.1 million for the year ended December 31, 1998.

  Timber Products. The operating profit for the timber products product area was (Euro)41.0 million for the year ended December 31, 1999, an increase of
(Euro)37.8 million, or 1,181%, over operating profit of (Euro)3.2 million for the year ended December 31, 1998. The increase was attributable primarily to the consolidation of Holzindustrie Schweighofer AG into Stora Enso's results for the full year 1999 as well as to increased price levels for whitewood and central European timber and synergy benefits.

  Market Pulp. The operating profit for the market pulp product area was
(Euro)106.1 million for the year ended December 31, 1999, an increase of
(Euro)124.1 million over an operating loss of (Euro)18 million for the year ended December 31, 1998. The increase was due primarily to considerably higher sales prices, increased deliveries and non-recurring costs in 1998. The strengthening of the U.S. dollar and the British pound sterling relative to the euro in 1999 also affected operating profit positively.

  Paper merchants. The operating profit for the paper merchants was (Euro)0.5 million for the year ended December 31, 1999, an increase of (Euro)23.4 million over an operating loss of (Euro)22.9 million for the year ended December 31, 1998. The increase was due to non-recurring costs in 1998, which were partially offset by decreased sales prices.

  Forest Operations. The operating profit for the forest operations was
(Euro)141.1 million for the year ended December 31, 1999, an increase of
(Euro)32.3 million, or 29.7%, over an operating profit of (Euro)108.8 million for the year ended December 31, 1998. The increase was due primarily to synergies and price increase for wood delivery.

  Divested Paper Units. The operating profit for Stora Enso's divested paper units amounted to (Euro)22.9 million for the year ended December 31, 1999, as compared to an operating loss of (Euro)59 million for the year ended December 31, 1998. Operating profit in 1998 reflects a charge of (Euro)32.0 million to write down the assets of the Dalum specialty paper mill to net realizable value. Operating profit in 1999 included a gain of (Euro)24.5 million from the sale of the Tervakoski specialty paper mill. Stora Enso sold these operations in 1999.

  Energy. The operating profit for the energy operations was (Euro)150.9 million for the year ended December 31, 1999, an increase of (Euro)36.4 million, or 31.7%, from operating profit of (Euro)114.5 million for the year ended December 31, 1998. The increase was due primarily to a gain of (Euro)48.2 million recorded on the sale of the Series C Pohjolan Voima shares, which was partly offset by declining energy prices.

  Other Operations. Operating loss from other operations amounted to (Euro)38.2 million for the year ended December 31, 1999, as compared to operating loss of
(Euro)117.7 million for the year ended December 31, 1998. This includes non-allocated corporate overhead items, elimination of group internal margins in consolidation and non-recurring items recorded in 1998.


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

 Financial Items

  Net financial expense was (Euro)266.6 million for the year ended December 31, 1999, a decrease of (Euro)112.6 million, or 29.7% compared to net financial expense of (Euro)379.2 million during the year ended December 31, 1998, due primarily to a drop in interest rates and a decline in Stora Enso's net liabilities.

 Profit

  Stora Enso had a profit before tax and minority interests of (Euro)1,151.5 million for the year ended December 31, 1999, an increase of (Euro)812.1 million, or 239.3% over profit before tax and minority interests of (Euro)339.4 million during the year ended December 31, 1998. Income taxes for the year ended December 31, 1999 amounted to (Euro)394.5 million, compared to income taxes of (Euro)148.2 million during the year ended December 31, 1998. Stora Enso's effective tax rate for the year ended December 31, 1999 was 34.3%, compared to 43.7% for the year ended December 31, 1998. The effective tax rate in 1999 is not comparable to the effective tax rate for 1998 due to non-deductibility of some non-recurring items recorded in 1998. Minority interest for the year ended December 31, 1999 increased from (Euro)0.2 million in 1998 to (Euro)4.5 million in 1999. Net profit was (Euro)752.5 million for the year ended December 31, 1999, compared to (Euro)191.0 million for the year ended December 31, 1998.

The Year Ended December 31, 1998 Compared to the Year Ended December 31, 1997

 Sales

  Group. Stora Enso had sales of (Euro)10,489.6 million for the year ended December 31, 1998, an increase of (Euro)491.5 million, or 4.9%, over sales of
(Euro)9,998.1 million for the year ended December 31, 1997. The increase was attributable to two principal factors: increased sales volumes in most product areas in Western Europe and increased price levels, particularly for newsprint and magazine papers. The inclusion of the results of Holtzmann for the full year 1998 and the acquisition of the Suzhou mill in China in June 1998 also contributed to the increase in sales. The positive developments were offset to some degree by limited demand in the Asian and South American markets due to an economic downturn affecting these regions in 1998. The product area discussions below include internal sales.

  Magazine Paper. Sales of magazine paper were (Euro)1,851.8 million for the year ended December 31, 1998, an increase of (Euro)376.0 million, or 25.5%, over sales of (Euro)1,475.8 million for the year ended December 31, 1997. The increase was attributable primarily to increased sales volume and higher prices that were introduced in the beginning of 1998. Sales increased due to the inclusion of Holtzmann with sales of (Euro)100.3 million for the full year 1998 and the start-up of a new paper machine at Port Hawkesbury in May 1998, which resulted in sales of (Euro)8.8 million for the year 1998.

  Newsprint. Sales of newsprint were (Euro)1,693.7 million for the year ended December 31, 1998, an increase of (Euro)159.6 million, or 10.4%, over sales of
(Euro)1,534.1 million for the year ended December 31, 1997. The increase was attributable primarily to higher prices introduced at the beginning of 1998 as well as increased deliveries and the inclusion of Holtzmann for the full year 1998 with sales of (Euro)36.0 million.

  Fine Paper. Sales of fine paper were (Euro)2,003.8 million for the year ended December 31, 1998, an increase of (Euro)190.3 million, or 10.5%, over sales of
(Euro)1,813.5 million for the year ended December 31, 1997. This increase resulted from higher sales volumes attributable mainly to a new paper machine at Stora Enso's Oulu mill in Finland for the full year 1998 and the acquisition of the Suzhou mill in China in June 1998.

  Packaging Boards. Sales of packaging board were (Euro)2,396.9 million for the year ended December 31, 1998, a decrease of (Euro)88.6 million, or 3.6%, from sales of (Euro)2,485.5 million for the year ended December 31, 1997. The decrease was attributable primarily to lower sales volumes across the line for packaging board products other than coreboard and laminating papers. Deliveries decreased despite the start-up of the new

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paperboard manufacturing machine at the Skoghall mill in Sweden, which did not operate at full capacity due to the lack of demand.

  Timber Products. Sales of timber products were (Euro)733.9 million for the year ended December 31, 1998, an increase of (Euro)11.7 million, or 1.6%, over sales of (Euro)722.2 million for the year ended December 31, 1997, due to increased sales volume. The inclusion of Holzindustrie Schweighofer AG in the results of Stora Enso's sawmilling operations since December 1, 1998, contributed to this increase, which was partly offset by lower sales in Japan. Excluding sales attributable to Holzindustrie Schweighofer AG, sales of timber products decreased by (Euro)6.5 million, or 0.9% in 1998.

  Market Pulp. Sales of market pulp were (Euro)846.6 million for the year ended December 31, 1998, a decrease of (Euro)112.1 million, or 11.7%, from sales of
(Euro)958.7 million for the year ended December 31, 1997, due to lower deliveries and lower market prices, especially in short-fiber pulp.

  Paper merchants. Sales by the paper merchants were (Euro)830.3 million for the year ended December 31, 1998, an increase of (Euro)29.9 million, or 3.7%, over sales of (Euro)800.4 million for the year ended December 31, 1997. The increase was attributable primarily to the expansion of sales operations in Hungary and Poland.

  Forest Operations. Sales for the forest operations were (Euro)1,645.9 million for the year ended December 31, 1998, an increase of (Euro)29.1 million, or 1.8%, over sales of (Euro)1,616.8 million for the year ended December 31, 1997. The increase was attributable primarily to increased consumption at Stora Enso's mills.

  Divested Paper Units. Sales by the divested paper units amounted to
(Euro)399.3 million for the year ended December 31, 1998, a decrease of
(Euro)16.5 million, or 4.0%, from sales of (Euro)415.8 million for the year ended December 31, 1997. The decrease was attributable primarily to lower price levels for carbonless and thermal papers and lower deliveries of carbonless paper. The decrease was offset, to a large degree, by increased deliveries in Tervakoski specialty papers.

  Energy. Sales of energy were (Euro)481.2 million for the year ended December 31, 1998, a decrease of (Euro)49.1 million, or 9.3%, from sales of (Euro)530.3 million for the year ended December 31, 1997. The decrease was attributable primarily to lower prices due to the increased competition resulting from ongoing deregulation of the electricity market in the Nordic countries, new power distributors entering the market and the implementation of the Nord Pool electricity exchange system.

  Elimination of Internal Sales; Other Operations. Elimination of internal sales, offset by other operations, amounted to (Euro)(2,104.7) million for the year ended December 31, 1998, as compared to (Euro)(2,081.6) million for the year ended December 31, 1997. This change was due to increased internal sales.

 Operating Profit (Loss)

  Group. Stora Enso's operating profit was (Euro)708.7 million for the year ended December 31, 1998, a decrease of (Euro)191.2 million, or 21.2%, from operating profit of (Euro)899.9 million for the year ended December 31, 1997. The decrease was attributable primarily to non-recurring items totaling
(Euro)471.0 million. The non-recurring items consisted primarily of gains and losses on sale of business operations and shares, direct merger costs, impairment charges, provisions made for pension obligations and termination benefits, environmental liabilities and provisions made in connection with termination of agency and lease agreements. Excluding non-recurring items, Stora Enso's operating profit in 1998 was (Euro)1,179.7 million, representing an increase of (Euro)227.8 million, or 23.9%, from operating profit of
(Euro)951.9 million for 1997. This increase was attributable primarily to improved profitability in the magazine paper, newsprint and fine papers product areas.

  Magazine Paper. The operating profit for the magazine paper product area was
(Euro)238.8 million for the year ended December 31, 1998, an increase of
(Euro)162 million, or 310.9%, over operating profit of (Euro)76.8 million for the year ended December 31, 1997. The increase was attributable primarily to price increases introduced in early 1998. The effect of price increases was enhanced by higher deliveries and the resolution of start-up

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problems at the Port Hawkesbury mill that negatively affected 1997 results. The increase in operating profit was partly offset by a (Euro)37.5 million impairment charge of goodwill in the Reisholtz and Corbehem mills recorded in 1998.

  Newsprint. The operating profit for the newsprint product area was
(Euro)292.3 million for the year ended December 31, 1998, an increase of
(Euro)128.1 million, or 78.0%, over operating profit of (Euro)164.2 million for the year ended December 31, 1997 due to higher price levels for newsprint and, to some degree, higher sales volumes.

  Fine Paper. The operating profit for the fine paper product area was
(Euro)106.9 million for the year ended December 31, 1998, a decrease of
(Euro)36.2 million, or 25.3%, from operating profit of (Euro)143.1 million for the year ended December 31, 1997. The decrease was attributable primarily to
(Euro)71.9 million in impairment charges of assets and goodwill at the Molndal, Nymolla and Uetersen mills recorded in 1998. The decrease was partly offset by higher sales and improved product mix. Operating profit excluding non-recurring items was (Euro)190.4 million for the year ending December 31, 1998.

  Packaging Boards. The operating profit for the packaging boards product area was (Euro)61.8 million for the year ended December 31, 1998, a decrease of
(Euro)146.6 million, or 70.3%, from operating profit of (Euro)208.4 million for the year ended December 31, 1997. The decrease was attributable primarily to impairment charges of assets at the Baienfurt, Pankakoski and Molndal mills and provisions for closing down the board mill at Molndal. Non-recurring items recorded in 1998 totaled (Euro)147.3 million. Also, decreased volumes in the latter half of the year resulted from declining demand. Operating profit excluding non-recurring items was (Euro)209.1 million for the year ended December 31, 1998. Operating profit in 1997 included a loss on the sale of the Armsberg mill.

  Timber Products. The operating profit for the timber products product area was (Euro)3.2 million for the year ended December 31, 1998, a decrease of
(Euro)47.1 million, or 93.6%, from operating profit of (Euro)50.3 million for the year ended December 31, 1997. The decrease was attributable primarily to lower price levels for whitewood and redwood, which were on average 15% and 6% lower, respectively, compared with price levels in 1997.

  Market Pulp. The operating loss for the market pulp product area was (Euro)18 million for the year ended December 31, 1998, a decrease of (Euro)47.4 million from operating profit of (Euro)29.4 million for the year ended December 31, 1997. The decrease resulted primarily from non-recurring items and from the decline in the sales volumes of market pulp during the third and fourth quarters attributable to the economic downturn, which continued in the Asian market, and cutbacks in pulp production. Non-recurring items consisted primarily of environmental provisions at the Skutskar mill and asset impairments.

  Paper merchants. The operating loss for the paper merchants was (Euro)22.9 million for the year ended December 31, 1998, a decrease of (Euro)28.3 million from operating profit of (Euro)5.4 million for the year ended December 31, 1997. The decrease was attributable primarily to non-recurring costs of
(Euro)24.9 million, which related primarily to the mergers of paper merchants in Denmark, France and the United Kingdom, and to increased costs relating to the expansion of the distribution network and to lower demand in Eastern Europe.

  Forest Operations. The operating profit for the forest operations was
(Euro)108.8 million for the year ended December 31, 1998, a decrease of
(Euro)2.4 million, or 2.2%, from operating profit of (Euro)111.2 million for the year ended December 31, 1997.

  Divested Paper Units. The operating loss for the divested paper units amounted to (Euro)59 million for the year ended December 31, 1998, as compared to operating profit of (Euro)4.7 million for the year ended December 31, 1997. The decrease is attributable primarily to a (Euro)20.6 million loss on the sale of Stora Enso's technical office papers business and a (Euro)32 million charge to write down the assets of the Dalum mill to their net realizable value.


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  Energy. The operating profit for the energy operations was (Euro)114.5 million for the year ended December 31, 1998, a decrease of (Euro)9.2 million, or 7.4%, from operating profit of (Euro)123.7 million for the year ended December 31, 1997. The decrease was attributable primarily to lower energy sales.

  Other Operations. Operating loss from other operations amounted to
(Euro)117.7 million for the year ended December 31, 1998, as compared to an operating loss of (Euro)17.3 million for the year ended December 31, 1997. The increase in the operating loss was attributable primarily to direct merger costs, provisions for termination of external sales agency and rental agreements in connection with the combination of STORA and Enso and provisions for environmental liabilities relating to the Falun copper mine.

 Financial Items

  Net financial expense was (Euro)379.2 million for the year ended December 31, 1998, an increase of 35.4% compared to net financial expense of (Euro)280.1 million during the year ended December 31, 1997, due primarily to exchange rate differences.

 Profit

  Stora Enso had a profit before tax and minority interests of (Euro)339.4 million for the year ended December 31, 1998, a decrease of 46.7% over profit before tax and minority interests of (Euro)636.3 million for the year ended December 31, 1997. Income taxes for the year ended December 31, 1998 amounted to (Euro)148.2 million, compared to income taxes of (Euro)205.6 million for the year ended December 31, 1997. Stora Enso's effective tax rate for the year ended December 31, 1998 was 43.7%, compared to 32.3% for the year ended December 31, 1997. The effective tax rate in 1998 is not comparable to the effective tax rate in 1997 due to temporary differences and the non-deductibility of some non-recurring items recorded in 1998. Minority interest for the year ended December 31, 1998 was (Euro)0.2 million, a decrease of
(Euro)21.4 million, compared to a minority interest of (Euro)21.6 million for the year ended December 31, 1997. Net profit was (Euro)191.0 million for the year ended December 31, 1998, compared to (Euro)409.0 million for the year ended December 31, 1997.

Liquidity and Capital Resources

  Stora Enso's principal source of liquidity is cash generated from operations. Its principal liquidity requirements arise primarily from the need to fund capital expenditures for the maintenance of its production facilities, to expand its business and to fund its working capital requirements.

  Net cash flow from operating activities declined by (Euro)243.1 million from
(Euro)1,733.5 million in 1998 to (Euro)1,490.4 million in 1999 despite substantially higher operating profits in 1999. This was caused primarily by an increase in net working capital of (Euro)169.7 million and an increase in taxes of (Euro)310.9 million in 1999. Net cash flow from operating activities increased from (Euro)1,233.4 million in 1997 to (Euro)1,733.5 million in 1998. This was due principally to a decrease in working capital. Net cash flow from operating activities was (Euro)413.8 million for the three months ended March 31, 2000, an increase of (Euro)334 million as compared to (Euro)79.8 million for the comparable period in 1999. The increase was attributable primarily to higher operating profit for the first quarter in 2000.

  Cash used in investing activities declined from (Euro)1,271.2 million in 1998 to (Euro)562.4 million in 1999. This was due principally to lower capital expenditures and lower acquisition expenditures. Cash used in investing activities decreased from (Euro)1,331.4 million in 1997 to (Euro)1,271.2 in 1998. This was due principally to lower capital expenditures, partially offset by higher acquisition expenditures. Cash used in investing activities was
(Euro)87.6 million during the three months ended March 31, 2000 as compared with (Euro)172.2 million during the comparable period in 1999.

  Cash used in financing activities increased from (Euro)219.9 million in 1998 to (Euro)893.4 million in 1999, due principally to repayment of long-term indebtedness, partially offset by additional short-term borrowings and an increase in short-term receivables. Cash used in financing activities increased from (Euro)36.8 million in 1997 to

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(Euro)219.9 million in 1998, due principally to decreased borrowing and decreased short-term receivables. Cash used in financing activities amounted to
(Euro)337.2 million for the three months ended March 31, 2000 as compared to cash provided by financing activities of (Euro)82.6 million for the comparable period in 1999.

  Stora Enso's total interest-bearing liabilities were (Euro)6,345.0 million as of December 31, 1999, compared to (Euro)6,557.0 million as of December 31, 1998, and (Euro)6,565.3 million as of December 31, 1997. Stora Enso's total interest-bearing assets were (Euro)821.4 million as of December 31, 1999, compared to (Euro)736.9 million as of December 31, 1998 and (Euro)475.4 million as of December 31, 1997. At March 31, 2000, total interest-bearing liabilities were (Euro)6,061.3 million. Stora Enso's net interest-bearing debt was
(Euro)5,523.6 million as of December 31, 1999, compared to (Euro)5,820.0 million as of December 31, 1998 and (Euro)6,089.9 million as of December 31, 1997. At March 31, 2000, Stora Enso's net interest-bearing debt was
(Euro)5,261.0 million.

  Stora Enso has three long term credit facilities in place:

  . a $1.24 billion facility that matures on March 5, 2003;

  . a $1.5 billion facility that matures on June 9, 2004; and

  . a DEM 1.2 billion facility that matures on October 29, 2004.

  The aggregate unused credit available at December 31, 1999 amounted to approximately (Euro)3.4 billion and was approximately (Euro)3.6 billion at March 31, 2000.

  Moody's Investor Services has assigned a Baa1 rating to Stora Enso's long term debt and a P-2 rating to Stora Enso's short term debt. The comparable ratings for Stora Enso's long term and short term debt from Standard & Poor's are BBB+ and A-2, respectively.

Capital Expenditure

  In 1999, Stora Enso's total capital expenditures were (Euro)740.2 million compared to (Euro)896.4 million in 1998 and (Euro)1,133.6 million in 1997. The largest projects in 1999 were the (Euro)34 million rebuild of a magazine paper machine at the Maxau mill in Germany, a rebuild of the Gruvon recovery boiler and a new fiber line at the Imatra mill in Finland. In 1998 and 1997, the largest projects included new fine paper machines in Oulu, Finland, and Port Hawkesbury, Canada, as well as a new paperboard manufacturing machine in Skoghall, Sweden. For the three months ended March 31, 2000, Stora Enso's total capital expenditure totaled (Euro)134.3 million, as compared to (Euro)192.7 million in the first quarter of 1999. The main investments during the first quarter of 2000 were the rebuild of Imatra board machine no. 4, modernization of sawmills in Sweden and the new fiber line at the Imatra mill.

  Distribution of capital expenditure between product areas and geographic regions is governed largely by the location of existing capacity.

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

  The following table describes Stora Enso's capital expenditure by product area for the periods indicated:

                                                             Year ended December
                                                                     31,
                                                             -------------------
                                                              1997   1998  1999
                                                             ------- ----- -----
                                                                 ((Euro) in
                                                                  millions)
Magazine paper..............................................   322.5 219.9 102.2
Newsprint...................................................    98.2 103.8  72.3
Fine paper..................................................   277.9 127.0 112.9
Packaging boards............................................   215.5 211.7 232.7
Timber products.............................................    20.1  33.8  51.3
Market pulp.................................................   107.6  96.3 103.3
Paper merchants.............................................     9.7  12.0   6.6
Forest......................................................    21.4  22.3  13.8
Other operations............................................    21.8  29.5  33.3
                                                             ------- ----- -----
Continuing operations total................................. 1,094.7 856.3 728.4
Divested units..............................................    19.3  20.5   0.4
Discontinued operations, energy.............................    19.6  19.6  11.4
                                                             ------- ----- -----
  Total..................................................... 1,133.6 896.4 740.2
                                                             ======= ===== =====

  The following table describes Stora Enso's capital expenditure by country in its primary areas of operation:

                                                             Year ended December
                                                                     31,
                                                             -------------------
                                                              1997   1998  1999
                                                             ------- ----- -----
                                                                 ((Euro) in
                                                                  millions)
Finland.....................................................   331.2 190.5 222.3
Sweden......................................................   387.6 359.4 290.9
Germany.....................................................    87.4 115.5  86.8
Canada......................................................   262.4 127.5   6.2
France......................................................     8.4  15.1  12.5
Portugal....................................................    15.2  20.4  40.7
Other.......................................................    41.4  68.0  80.8
                                                             ------- ----- -----
  Total..................................................... 1,133.6 896.4 740.2
                                                             ======= ===== =====

  Total capital expenditures on scheduled projects, excluding acquisitions, in 2000 is estimated to be approximately (Euro)900 million. Stora Enso expects that, consistent with recent past, this amount will be below the level of depreciation charges in 2000 and will be financed from cash flow from operations. The total cost of the Imatra fiber line is expected to amount to
(Euro)365 million over a three year period of which (Euro)160 million is expected to be invested in 2000.

Inflation

  Inflation in Finland as measured by change in the consumer price index during 1999, 1998, and 1997 was 1.2%, 1.4% and 1.2%, respectively. Inflation in Sweden as measured by change in the consumer price index during 1999, 1998 and 1997 was 0.5%, (0.1)% and 0.4%, respectively.

Introduction of the Euro

  In May 1998, Finland was approved as one of the first 11 EU member states to join Stage Three of the EMU from its commencement date following approval of Finland's participation in Stage Three by the Finnish Parliament. Stage Three involves the replacement of participating countries' national currencies with a new common currency, the euro, during a transitional period beginning January 1, 1999 and ending December 31, 2001. Beginning on January 1, 2002, euro notes and coins will be introduced and notes and coins of the old national currencies will gradually be withdrawn from circulation. Starting on July 1, 2002, the euro will be the only legal tender in countries participating in the EMU.

  The introduction of the euro has required changes in Stora Enso's information technology and other systems to accommodate the use of the euro in corporate transactions and in financial reporting. Stora Enso analyzed and implemented the necessary changes to information technology and other systems required to convert to a euro operating environment in 1998. The introduction of the euro has not generated significant costs for Stora Enso.

  Stora Enso began reporting in euros for financial accounting purposes effective January 1, 1999. Accordingly, the consolidated financial statements of Stora Enso have been restated into euros. Stora Enso's restated euro financial statements depict the same trends as would have been presented if it had continued to present its consolidated financial statements in Finnish markka. Stora Enso's consolidated financial statements will, however, not be comparable to the euro financial statements of other companies that previously reported their financial information in a currency other than Finnish markka. See Note 1 to the Stora Enso Consolidated Financial Statements.

  Stora Enso has not experienced, nor does management expect, any material adverse impact on Stora Enso's competitive position resulting from the introduction of the euro. The introduction of the euro, and the consequent elimination of the currency exchange rate risk between the national currencies of the participating member states and the Finnish markka, has eliminated the need for currency exchange transactions and hedging transactions with respect to these currencies, resulting in transaction cost savings to Stora Enso. For additional discussion regarding the impact of the euro on exchange rate and currency risk exposure of Stora Enso, see "--Currency Fluctuations" and "-- Quantitative and Qualitative Disclosures about Market Risk--Foreign Exchange Risk."

Year 2000

  Stora Enso did not experience a single disruption of systems or services related to the year 2000 date change that affected business processes, facilities or suppliers or systemic or long-term problems affecting its business operations as a whole. Stora Enso believes that its suppliers did not face any significant year 2000 problems. Stora Enso spent approximately
(Euro)36 million to address the year 2000 problem. The costs were expensed in the period incurred.

Quantitative and Qualitative Disclosures about Market Risk

  The following discussion about Stora Enso's financial risk-management activities includes "forward-looking statements" that involve risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements.

 Financial Risk Management

  Stora Enso has, as a global market participant, exposure to different kinds of market risk. The major risk exposures for Stora Enso are foreign exchange risk, funding and interest rate risk, and commodity risk. The continuously evolving financial and business environment creates a challenge to Stora Enso's treasury function.

  The objective of Stora Enso's financial risk management policy is to hedge financial exposure to secure profitability. The objectives and principles for the management of financial exposure are defined in Stora Enso's financial policy approved by Stora Enso's board of directors.

  Stora Enso aims to optimize internal cash flows in order to minimize the number of external transactions needed for Stora Enso. Net exposure is subsequently managed in the financial markets.

  Stora Enso's treasury works together with the operating units to determine the best hedging strategy for the respective units within the framework set out in the financial risk management policy approved by the board of directors.

  According to Stora Enso's financial risk management policy, Stora Enso's treasury uses a variety of financial instruments to hedge net exposure. These strategies include foreign exchange forward contracts, options, futures, interest rate swaps, and currency swaps.

 Foreign Exchange Risk

  Stora Enso operates globally and is thus exposed to foreign exchange risk arising from fluctuations in exchange rates of various currencies and currency combinations.

  A significant part of Stora Enso's production facilities is located outside the euro currency area, mainly in Sweden. The geographical location of the production facilities, the purchases of raw material, and the sales outside the euro area lead to principal foreign exchange exposure in Swedish krona, U.S. dollar and British pound sterling.

  Stora Enso uses Value-at-Risk methodology (VaR) to assess foreign exchange risk. The VaR calculates the potential profit or loss from a stochastic change in the prices of items contained in the analyzed portfolio.

  Stora Enso's market risk on foreign exchange position is calculated with a VaR-model based on one-year historical volatilities and correlations. The risk on the portfolio is then estimated with a Monte Carlo simulation procedure. Because the VaR method is not reliable in extreme situations, Stora Enso uses other risk measures in the daily monitoring of foreign exchange risk, including stress tests and scenario analysis.

  According to Stora Enso's financial risk management policy, the foreign exchange net cash flow arising from sales and purchases is hedged according to the criteria listed below:

  . 50% of 12 months net exposure in a specific currency;

  . A minimum of 25% and a maximum of 75% of the net exposure in a specific currency may be hedged; and

  . Stora Enso's treasury has a separate mandate to act according to the present market conditions. The mandate given to the treasury by the board of directors is a (Euro)5 million overnight Value-at-Risk limit on a 95% confidence level.

  For this purpose a number of financial instruments are used, including foreign exchange forward contracts, foreign exchange options and cross currency swaps.

  The financial instruments used for the hedging of net foreign exchange exposure arising from sales and purchases have, on average, a maturity of less than one year.

  The Value-at-Risk for hedged foreign exchange transactions was, at a 95% confidence level, (Euro)2.7 million at the end of 1999.

  The balance sheets of foreign subsidiaries of Stora Enso are translated into euros using the exchange rates prevailing at the balance sheet date thus exposing Stora Enso to fluctuations in foreign exchange rates (i.e., translation risk). The resulting translation differences are recorded directly to consolidated shareholders' equity.

  The translation risk policy approved by the board of directors requires Stora Enso's treasury to minimize the exposure by funding assets in the same currency whenever economically possible. If not possible, the board of directors has approved that the remaining translation risk can be hedged after agreement between the executive management group and Stora Enso's treasury.

  At the end of 1999, the translation risk measured with overnight Value-at-Risk was (Euro)3.7 million on a 95% confidence level.

  During 1999, Stora Enso did not hedge translation risk.

 Funding and Interest Rate Risk

  Stora Enso is also exposed to interest rate risk. Fluctuations in interest rates affect Stora Enso's interest expenses. Stora Enso's treasury is responsible for the funding of Stora Enso's business operations.

  The funding policy approved by the board of directors states that the average maturity of outstanding loans and committed credit facilities covering short-term borrowing should be at least four years. The board of directors has determined that the average maturity should be extended to seven years by the end of 2002.

  Furthermore, the funding policy states that Stora Enso's treasury must have committed credit facilities to cover Stora Enso's general corporate funding needs and all of its commercial paper borrowings. To avoid liquidity risk, Stora Enso should always have loan programs and back-up credit facilities that cover short term liabilities.

  In order to achieve the targets set in the funding policy, Stora Enso's treasury manages a number of loan programs and credit facilities.

  In order to minimize interest rate risk and earnings fluctuations and to adjust the cost of finance to business cycles, Stora Enso's treasury uses financial derivatives, such as interest rate swaps, futures and options, to hedge the interest rate exposure.

  At the end of 1999, the basis point value of the loan portfolio for Stora Enso was (Euro)1.7 million. The average maturity for the loan portfolio was 4.9 years and the duration for the loan portfolio was 3.7.

 Commodity Risk

  The paper and pulp business has historically experienced fluctuations in raw material prices. Future fluctuations in raw material prices could have a substantial effect on Stora Enso's earnings. Stora Enso has started to implement a commodity risk management framework for fiber and energy. The operating units are responsible for measuring and hedging commodity risks and entering into derivative contracts with Stora Enso's treasury to hedge commodity risk.

  At the end of 1999, Stora Enso had outstanding commodity contracts hedging fiber and energy prices in the form of commodity futures with a nominal value of (Euro)31.2 million.

 Equity Price Risk

  Stora Enso has investments in publicly traded companies. The market value of the equity investments was (Euro)187.0 million at December 31, 1999. These securities have exposure to fluctuations in equity prices. The equities in the portfolio are traded on the Helsinki Stock Exchange, the OM Stockholm Exchange, The New York Stock Exchange and the Stock Exchange of Thailand. A 10% change in equity prices would result in a (Euro)18.7 million change in the equity value of these securities. At December 31, 1999, there were no outstanding financial derivative contracts designated as hedges of the investment in publicly traded companies in Stora Enso equity portfolio.

                   TAXATION ON STORA ENSO SERIES R SHARES AND
                           AMERICAN DEPOSITARY SHARES

  The following description is based on tax laws of Finland and the United States as in effect on the date of this document, and is subject to changes in Finnish and U.S. law, possibly with retroactive effect. You should consult a professional advisor as to the tax consequences of the ownership, purchase and disposition of Stora Enso Series R shares or ADSs, including, in particular, the effect of tax laws of any other jurisdiction.

Finnish Taxation

  The following is a description of the principal Finnish income tax consequences of the purchase, ownership, and disposition of Stora Enso Series R shares or ADSs by a holder who is not a resident of Finland. It does not address all potential Finnish tax consequences that may be applicable to holders of the Stora Enso Series R shares or ADSs in light of their individual circumstances. We urge you to consult your own tax advisor as to the consequences of the purchase, ownership, and disposition of Stora Enso Series R shares or ADSs in light of your particular circumstances, including the effect of any non-Finnish tax laws. Statements regarding Finnish tax laws set forth below are based on the laws in force and as interpreted by the relevant taxation authorities as of the date of this document and are subject to changes in law or interpretation, possibly with retroactive effect.

  A beneficial owner of an ADS will be treated as the owner of the underlying Series R share for purposes of the current Convention between the Government of the United States of America and the Government of the Republic of Finland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and on Capital and for Finnish tax purposes. Accordingly, the Finnish tax consequences to owners of Series R shares discussed below will also apply to beneficial owners of ADSs.

 Companies

  Finnish companies are subject to national corporate income tax on their worldwide income. With effect from January 1, 2000, the tax rate is 29% of taxable income.

  Finland applies an imputation or avoir fiscal system for profits distributed as dividends in order to eliminate double taxation of companies and their shareholders. Under the avoir fiscal system, there is a minimum tax payable to the Finnish tax authorities by a Finnish company depending on the amount of profit distributed as dividends. For the tax year 2000, the applicable minimum tax is 29/71 of the dividends distributed to the shareholders. To the extent that this minimum tax exceeds or is less than the corporate income tax payable by the Finnish company, a tax surplus will be established or a supplementary tax liability will be imposed on the company, as appropriate. Any tax surplus generated may be used, for a period of ten years, to offset any supplementary corporate income tax which may become payable in subsequent years.

 Holders of Series R Shares and ADSs

  Tax Credit on Dividends. The Finnish avoir fiscal system is applied in its entirety only to shareholders who are residents of Finland. Under the avoir fiscal system, a tax credit is available to resident shareholders on the payment of dividends by a Finnish company equal to the lesser of their allocable share of the tax paid by such company for its income and 29/71 of the dividend paid, as described above. Because the corporate income tax rate and the tax credit are currently of the same size, no taxes are generally payable by Finnish resident shareholders in respect of dividend income received from a Finnish company. The Finnish tax credit is not generally available to non-residents. Shareholders who are non-residents may, however, be entitled to the Finnish tax credit in whole or in part where there is a double taxation treaty with Finland that contains the appropriate provisions. Currently, the only tax treaty with these provisions in force is with Ireland, entitling some shareholders resident in Ireland to a Finnish tax credit equal to one-half of the credit available to residents of Finland.

  Withholding Tax on Dividends. Non-residents of Finland are subject to Finnish withholding tax on dividends paid by a Finnish company. In the absence of any applicable treaty, the withholding tax rate is 29%. Finland has entered into double taxation treaties with many countries providing that the withholding tax is reduced on dividends paid to persons entitled to the benefits under these treaties. However, those treaties generally will not reduce Finnish taxation in respect of shares that are effectively connected with a permanent establishment or a fixed base in Finland, in which case Finnish income taxes are levied on the dividends derived from those shares. In the case of the treaty with the United States, the withholding tax rates are reduced to 15% or, in the case of a shareholder who has at least 10% of the voting power of the Finnish corporation, 5%. The Finnish company paying the dividend is responsible for deducting any applicable Finnish withholding tax.

  A reduction of the withholding tax rate can be obtained upon the submission of a Source Tax Card or the required information (name, date of birth and address) to the payor prior to the payment of dividends. If a Source Tax Card or the required information is not submitted in a timely manner, a refund of tax withheld in excess of the applicable treaty rate can be obtained upon application to the local tax authority. Citibank N.A. as depositary bank for the ADSs has agreed to use commercially reasonable efforts to make and maintain arrangements enabling holders of ADSs to receive tax credits, reduction in Finnish withholding tax or other benefits (under treaty or otherwise) relating to dividend payments on the ADSs at the time dividends are paid.

  No withholding tax is levied under Finnish law on dividends paid to corporate entities that reside in the EU and directly hold at least 25% of the capital of the distributing Finnish company, provided that these entities are not entitled to the tax credit under the Finnish avoir fiscal system and are subject to a general corporate income tax in their respective countries of residency.

  Finnish Transfer Tax. There is no transfer tax payable in Finland (1) in respect of sales of Series R shares or ADSs where neither the buyer nor the seller of the shares is a resident of Finland or a Finnish branch of a foreign credit institution or foreign brokerage firm or (2) in respect of share transfers made on the Helsinki Stock Exchange. In the case of other share transfers, a transfer tax at the rate of 1.6% of the sales price is payable by the buyer. However, if the buyer is not (1) a resident of Finland, (2) a Finnish branch of a foreign credit institution, or (3) a Finnish branch of a foreign brokerage firm, the seller must collect the tax from the buyer.

  Finnish Capital Gains and Other Taxes. A shareholder who is not resident in Finland, and who does not engage in trade or business through a permanent establishment or fixed base in Finland that could be regarded as the holder of the relevant Series R shares or ADSs, will normally not be subject to Finnish taxes on capital gains realized on the transfer of shares or ADSs. Transfers of Series R shares by a non-resident of Finland by way of gift or by reason of the death of the owner are subject to Finnish gift or inheritance tax, respectively, if either the transferor or the transferee is a resident of Finland, unless Finland has waived its rights to impose tax in a tax treaty.

U.S. Federal Income Taxation

 General

  The following is a description of the principal U.S. federal income tax consequences of the purchase, ownership and disposition of Series R shares or ADSs by a "U.S. Stora Enso Holder." As used in this document, the term "U.S. Stora Enso Holder" is a beneficial owner of Series R shares or ADSs that is for U.S. federal income tax purposes:

  . a citizen or resident of the United States;

  . a partnership or corporation created or organized in or under the laws of the United States, any state or the District of Columbia;

  . an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  . a trust that validly elects to be treated as a U.S. person for U.S.
    federal income tax purposes or if (1) a court within the United States is able to exercise primary supervision over its administration and (2) one or more U.S. persons have the authority to control all of the substantial decisions of such trust.

  A "Non-U.S. Stora Enso Holder" is a beneficial owner of Series R shares or ADSs who is not a U.S. Stora Enso Holder. A partnership is not subject to U.S. federal income tax, but rather the partners take their distributive shares of the partnership's income or loss into account for U.S. federal income tax purposes.

  This description is not a comprehensive description of all of the tax considerations that may be relevant to a holder of Series R shares or ADSs. In particular, this description applies only to U.S. Stora Enso Holders who hold Series R shares or ADSs as capital assets, and does not address aspects of U.S. federal income tax that may be applicable to U.S. Stora Enso Holders who are subject to special tax rules, including, without limitation, financial institutions, real estate investment trusts, regulated investment companies, dealers or traders in securities or currencies, banks, insurance companies, tax-exempt entities, persons who acquired Series R shares or ADSs pursuant to an exercise of employee stock option or rights or otherwise as compensation, persons who hold Series R shares or ADSs as a position in a "straddle" or as part of a "hedging" or "conversion" transaction for U.S. federal income tax purposes, persons who own (or are deemed to own for U.S. federal income tax purposes) ten percent or more (by voting power or value) of the Stora Enso Series A and Series R shares and persons whose "functional currency" is not the U.S. dollar. Moreover, this description does not address the U.S. federal estate and gift tax or alternative minimum tax consequences of the purchase, ownership or disposition of Series R shares or ADSs.

  This description is based on the tax laws of the United States as in effect and available on the date of this document, including the Internal Revenue Code, related Treasury Regulations, judicial decisions and administrative pronouncements, all of which are subject to change, possibly with retroactive effect, and could affect the tax consequences described in this document. It is also based on the representations of the depositary bank and assumes that each obligation in the deposit agreement and any related agreements is performed in accordance with its terms.

  U.S. Stora Enso Holders are urged to consult their own tax advisors with respect to the U.S. federal, state, local and foreign tax consequences of acquiring, owning or disposing of ADSs in their particular circumstances.

 Ownership of ADSs in General

  For U.S. federal income tax purposes, holders of ADSs generally will be treated as the owners of the Series R shares represented by such ADSs. The U.S. Treasury Department, however, has expressed concern that parties to whom ADSs are pre-released may in some circumstances be taking actions that are inconsistent with the claiming of U.S. foreign tax credits by U.S. holders of ADSs. Accordingly, the analysis regarding the availability of a U.S. foreign tax credit for Finnish taxes and sourcing rules described below could be affected by future actions that may be taken by the U.S. Treasury Department.

 Distributions

  The gross amount of cash or property distributed by Stora Enso with respect to Series R shares or ADSs (other than some pro rata distributions, if any, of Stora Enso shares to all shareholders of Stora Enso, including holders of ADSs) including the amount of any withholding tax imposed on the distribution, will be includible in income by a U.S. Stora Enso Holder as dividend income to the extent such distributions are paid out of Stora Enso's current or accumulated earnings and profits, as determined under U.S. federal income tax principles. These dividends will not be eligible for the dividends received deduction generally allowed to corporate U.S. persons. To the extent, if any, that the amount of any distribution exceeds Stora Enso's current and accumulated earnings and profits, as determined under U.S. federal income tax principles, it will be treated first as a tax-free return of capital to the U.S. Stora Enso Holder to the extent of the holder's adjusted tax basis and will be applied against and reduce that adjusted tax basis. To the extent that a distribution exceeds the U.S. Stora Enso

Holder's adjusted tax basis in the Series R shares or ADSs, the distribution will be taxed as gain recognized on the sale or exchange of a capital asset. Stora Enso does not maintain calculations of its earnings and profits under U.S. federal income tax principles.

  Any dividend paid in Finnish markka or euros will be included in the gross income of a U.S. Stora Enso Holder in an amount equal to the U.S. dollar value of the Finnish markka or euros on the date of receipt. The amount of any distribution of property other than cash will be the fair market value of the property on the date of distribution. Dividends received by a U.S. Stora Enso Holder with respect to Series R shares or ADSs will be treated as foreign source income, which may be relevant in calculating the holder's foreign tax credit limitation. Subject to specified conditions and limitations, Finnish tax withheld on dividends may be deducted from taxable income or credited against a U.S. Stora Enso Holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. For purposes of calculating the U.S. foreign tax credit, dividends paid by Stora Enso generally will constitute "passive income," or in the case of some U.S. Stora Enso Holders, "financial services income." In addition, foreign tax credits will not be allowed for withholding taxes imposed in respect of some short-term or hedged positions in securities or in respect of arrangements in which a U.S. Stora Enso Holder's expected economic profit, after non-U.S. taxes, is insubstantial. We urge you to consult your own tax advisor regarding the availability of, and limitations on, any foreign tax credit.

  As discussed above under "--Finnish Taxation," Finland applies an imputation or avoir fiscal system that provides tax credit benefits to some shareholders resident in Finland and Ireland. The benefits of that system are not available to U.S. Stora Enso Holders, and the minimum tax payable by Stora Enso in respect of dividend distributions consequently will not be included in the income of, or be available as rebates or foreign tax credits to, U.S. Stora Enso Holders.

  Subject to the discussion below under "--Information Reporting and Backup Withholding," a Non-U.S. Stora Enso Holder of Series R shares or ADSs generally will not be subject to U.S. federal income or withholding tax on dividends received on the Series R shares or ADSs, unless such income is effectively connected with the conduct by such Non-U.S. Stora Enso Holder of a trade or business in the United States.

 Sale or Exchange

  Gain or loss realized by a U.S. Stora Enso Holder on the sale or exchange of Series R shares or ADSs will be recognized for U.S. federal income tax purposes as capital gain or loss in an amount equal to the difference between the U.S. Stora Enso Holder's adjusted tax basis in the Series R shares or ADSs, as the case may be, and the amount realized on such sale or exchange. In the case of a non-corporate U.S. Stora Enso Holder whose holding period for the Series R shares or ADSs is more than one year, the capital gain on the sale or exchange of the Series R shares or ADSs will generally be taxed at a rate of 20%. Gain or loss, as the case may be, recognized by a U.S. Stora Enso Holder generally will be treated as U.S. source income for U.S. foreign tax credit purposes. The deductibility of capital losses is subject to limitations.

  Subject to the discussion below under "--Information Reporting and Backup Withholding," a Non-U.S. Stora Enso Holder generally will not be subject to U.S. federal income or withholding tax on any gain realized on the sale or exchange of Series R shares or ADSs unless the gain is effectively connected with the conduct by such Non-U.S. Stora Enso Holder of a trade or business in the United States or, in the case of any gain realized by an individual Non-U.S. Stora Enso Holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or exchange and other conditions are met.

 Information Reporting and Backup Withholding

  U.S. information reporting requirements and backup withholding tax generally will apply to payments to some non-corporate holders of Series R shares or ADSs. Information reporting generally will apply to payments of dividends on, and to proceeds from the sale or redemption of, Series R shares or ADSs by a payor within the United States to a holder of Series R shares or ADSs (other than an "exempt recipient," including a corporation, a payee that is a Non-U.S. Stora Enso Holder that provides an appropriate certification, and some other persons). A payor within the United States will be required to withhold 31% of any payment of proceeds from the sale or redemption of Series R shares or ADSs within the United States to a holder (other than an "exempt recipient") if the holder fails to furnish its correct taxpayer identification number or otherwise fails to comply with the backup withholding requirements.

  U.S. Treasury Regulations issued on October 6, 1997, as amended, will modify some of the rules discussed above generally with respect to payments on Series R shares or ADSs made after December 31, 2000. In particular, a payor within the United States will be required to withhold 31% of any payments of dividends on, or proceeds from the sale of, Series R shares or ADSs within the United States to a holder (other than an "exempt recipient," such as a corporation or a payee that is not a U.S. person and that provides appropriate certification) if the holder fails to furnish its correct taxpayer identification number or otherwise fails to comply with, or establish an exemption from, backup withholding tax requirements. In the case of payments by a payor or middleman within the United States to a foreign simple trust, a foreign grantor trust or a foreign partnership (other than payments to a foreign simple trust, a foreign grantor trust or a foreign partnership that has entered into an agreement with the Internal Revenue Service to qualify as a "withholding foreign trust" or a "withholding foreign partnership" within the meaning of the U.S. Treasury Regulations and payments to a foreign simple trust, a foreign grantor trust or a foreign partnership that are effectively connected with the conduct of a trade or business in the United States), the beneficiaries of the foreign simple trust, the persons treated as the owners of the foreign grantor trust or the partners of the foreign partnership, as the case may be, will be required to provide the certification discussed above in order to establish an exemption from backup withholding tax and information reporting requirements. Moreover, a payor or middleman may rely on a certificate provided by a payee that is not a U.S. person only if the payor or middleman does not have actual knowledge or a reason to know that any information or certification stated in the certificate is incorrect.

  The above discussion is a summary of the principal U.S. tax consequences relating to the acquisition, ownership and disposition of Series R shares or ADSs. Consolidated shareholders are urged to consult their own tax advisors concerning the tax consequences of their particular situations before making any decision on how to vote with respect to the merger or any election to receive ADSs in the merger.

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

                            OWNERSHIP OF SECURITIES

Ownership of Consolidated Shares by Management and Significant Shareholders

  Except as otherwise noted, the following table sets forth information concerning the beneficial ownership of Consolidated shares as of June 30, 2000 for the following:

  . each person or entity who is known by Consolidated to own beneficially more than 5% of the outstanding Consolidated shares;

  . each of Consolidated's current directors;

  . the chief executive officer and each of the four other most highly compensated executive officers of Consolidated; and

  . all directors and executive officers of Consolidated, as a group.

  The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within sixty days of June 30, 2000 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power (or shares that power with his or her spouse) with respect to the shares shown as beneficially owned.

  The calculation of percentages in the "Percentage of Outstanding Shares" column in the table below is based upon the number of Consolidated shares issued and outstanding on June 30, 2000, plus Consolidated shares subject to options held by the respective persons on June 30, 2000 and exercisable within sixty days of that date.

  Unless otherwise indicated below, the address for each person or entity listed below is:

                           c/o Consolidated Papers, Inc.
                           P.O. Box 8050
                           Wisconsin Rapids, Wisconsin 54495-8050

                                   Shares Owned
                          --------------------------------                           Percentage
                           Sole Voting or    Beneficially        Shared     Total        of
                             Investment      Shared Voting     Investment Beneficial Outstanding
Name                      Power(/1/),(/2/)       Power           Power    Ownership    Shares
----                      ----------------   -------------     ---------- ---------- -----------
George W. Mead..........       268,524        32,145,154(/3/)             32,413,678    35.5%
 Chairman (Director)
Robert McKay............       419,586        32,145,154(/3/)             32,564,740    35.6%
Sally M. Hands..........       192,466        32,145,154(/3/)             32,337,620    35.4%
Sanford C. Bernstein &       4,559,173(/4/)      398,276                   4,559,173     5.0%
 Co., Inc. .............
 767 Fifth Avenue
 New York, NY 10153
Other Directors
Ruth Baldwin Barker.....       402,638            52,000         52,000      454,638       *
James D. Ericson........         7,076                                         7,076       *
Gorton M. Evans                111,383                                       111,383       *
 (President & CEO)......
J. Joseph King..........         7,094                                         7,094       *
Bernard S. Kubale.......        17,100                                        17,100       *
D. Richard Mead Jr......        71,700           566,052        566,052      637,752       *
Gilbert D. Mead.........        56,634                                        56,634       *
Lawrence R. Nash........       144,170                                       144,170       *
Glenn R. Rupp...........        13,100                                        13,100       *
Cynthia M. Sargent......       183,036                                       183,036       *
John S. Shiely..........         9,100                                         9,100       *
Other Executive Officers
Richard J. Kenney.......        59,292                                        59,292       *
Ronald E. Swanson.......        43,209                                        43,209       *
James E. Shewchuk.......        46,748                                        46,748       *
Directors and Executive
Officers as a group (27      2,027,392(/5/)   32,763,206(/3/)             34,790,598    38.1%(/6/)
 persons)...............

--------
*Less than one percent.
(1) Includes shares held by spouses or children of the following: for Mrs. Barker, 103,000 shares; for Mr. McKay, 379,586 shares; for Mr. D. Richard Mead Jr., 6,000 shares; for Mr. George W. Mead, 100,219 shares; for Mr. Gilbert D. Mead, 9,620 shares; for Mr. Nash, 46,670 shares; for Mrs. Sargent, 320 shares; and for all directors and executive officers as a group, 645,415 shares. Beneficial ownership is disclaimed as to these shares and as to all other shares over which the named person does not have all beneficial rights.
(2) Includes shares which may be acquired within sixty (60) days upon exercise of options: for Mrs. Barker, 14,000 shares; for Mr. Ericson, 4,000 shares; for Mr. Evans, 78,000 shares; for Mr. King, 4,000 shares; for Mr. Kubale, 8,000 shares; for Mr. D. Richard Mead Jr., 12,000 shares; for Mr. Gilbert
    D. Mead, 10,000 shares; for Mr. Nash, 4,000 shares; for Mr. Rupp, 10,000 shares; for Mrs. Sargent, 1,000 shares; for Mr. Shiely, 6,000 shares; for Mr. Kenney, 36,929 shares; for Mr. Swanson, 30,691 shares; for Mr. Shewchuk, 25,718 shares; and for all directors and executive officers as a group, 381,427 shares.
(3) George W. Mead, Robert McKay and Sally M. Hands are voting trustees of the Mead Voting Trust, a voting trust organized under Wisconsin law which holds 32,145,154 Consolidated shares. The voting trustees generally have the right to determine the voting, but not the disposition, of the Consolidated shares. However, in voting to approve the merger agreement, the voting trustees will vote as directed by the holders of units of beneficial interest. The three voting trustees and three directors each own units of beneficial interest in the Mead Voting Trust. George W. Mead beneficially owns 1,386,020 units of beneficial interest, or 4.3% of the Mead Voting Trust. Robert McKay beneficially owns 28,380 units of beneficial interest, or .09% of the Mead Voting Trust. Sally M. Hands beneficially owns 2,623,686 units of beneficial interest, or 8.2% of the Mead Voting Trust. Cynthia M. Sargent, a director, owns 3,266,584 units

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

   of beneficial interest, or 10.2% of the Mead Voting Trust. Ruth Baldwin Barker, a director, owns 2,543,016 units of beneficial interest, or 7.9% of the Mead Voting Trust. Gilbert D. Mead, a director, owns 1,291,692 units of beneficial interest, or 4.0% of the Mead Voting Trust. Each unit of beneficial interest represents one Consolidated share. These numbers do not include the units of the Mead Voting Trust held by spouses or children of the unitholders, beneficial ownership of which is disclaimed.
(4) Based on the Form 13F filed by Sanford C. Bernstein & Co., Inc. with the SEC on July 13, 2000, Sanford C. Bernstein & Co., Inc., an Investment Advisor and Broker Dealer registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 4,559,173 Consolidated shares representing approximately 5.0% of the total shares outstanding. It reports that it has sole power to vote or direct the vote covering 2,909,529 shares, that it has shared power to vote 398,276 shares, that it has no power to vote the remaining shares, and that it has sole power to dispose of 4,559,173 shares.
(5) In addition, George W. Mead, Cynthia M. Sargent, Ruth Baldwin Barker and Gilbert D. Mead own 8,487,312 units of beneficial interest in the Mead Voting Trust, which will be voted as they direct in connection with the merger. Accordingly, the Directors and Executive Officers as a group have, with respect to the merger, sole voting power over 10,514,704 shares.
(6) After eliminating duplications in the table.

Ownership of Stora Enso's Securities by Management and Significant
Shareholders

  The following table sets forth information concerning the beneficial ownership of Stora Enso Series A shares and Series R shares as of June 30, 2000 for the following:

  . each person or entity who is known by Stora Enso to own beneficially more than 5% of its outstanding share capital or voting power; and

  . all directors and members of the executive management group of Stora
    Enso, as a group.

  The calculation of percentages in the "Percentage of Outstanding Shares" column in the table below is based upon the number of Stora Enso ordinary shares issued and outstanding as of the date of this document, plus shares of Stora Enso subject to warrants and options held by the respective persons as of the date of this document and exercisable within sixty days.

                               Series A     Series R
                                Shares       Shares                  Percentage of
                             Beneficially Beneficially Percentage of  Outstanding
           Name                 Owned        Owned         Votes        Shares
           ----              ------------ ------------ ------------- -------------
Finnish State..............   55,595,937   81,483,501      24.1          18.0
Investor AB................   61,991,786   15,900,962      24.1          10.3
Social Insurance
 Institution of Finland....   23,825,086    3,738,965       9.2           3.6
Sampo-Varma Group..........   19,438,606      566,874       7.4           2.6
Directors and members of
 the executive management
 group, as a group (18
 persons)(/1/),(/2/),(/3/)..  81,455,693   17,496,612      31.5          13.1

--------
*  Less than 0.1 percent.
(1) Includes 61,991,786 Series A shares and 15,900,962 Series R shares beneficially owned by Investor AB. Claes Dahlback, Stora Enso's chairman of the board, is the executive vice chairman of Investor AB and Marcus Wallenberg, a member of Stora Enso's board, is the chief executive officer and president of Investor AB. Mr. Dahlback and Mr. Wallenberg may be deemed to have an interest in the Series A and Series R shares of Stora Enso beneficially owned by Investor AB within the meaning of Rule 13d-3 under the Exchange Act. Both Mr. Dahlback and Mr. Wallenberg believe that they do not possess the power to direct the voting of these shares and disclaim beneficial ownership of the Stora Enso Series A and Series R shares held by Investor AB.

(2) Includes 19,438,606 Series A shares and 566,874 Series R shares beneficially owned by the Sampo-Varma Group. Paavo Pitkanen, a director of Stora Enso, is the managing director of Varma-Sampo Mutual Pension Insurance Company, an affiliate of the Sampo-Varma Group. Mr. Pitkanen may be deemed to have an interest in the Series A shares of Stora Enso beneficially owned by the Sampo-Varma Group within the meaning of Rule 13d-3 under the Exchange Act. Mr. Pitkanen believes that he does not possess the power to direct the voting of these shares and disclaims beneficial ownership of the Stora Enso Series A shares held by the Sampo-Varma Group.
(3) Includes 909,000 Series R shares Stora Enso's directors and members of Stora Enso's executive management group have the right to acquire within 60 days of the date of this document. See "Information About Stora Enso-- Equity-based Programs" for a description of holdings by individual members of Stora Enso's management.

                   DESCRIPTION OF STORA ENSO SERIES R SHARES

  The following is a summary description of the material provisions of Stora Enso Series R shares based on the provisions of Stora Enso's articles of association and applicable provisions of Finnish law. However, because Stora Enso's articles of association is the principal legal document governing the terms of the Series R shares, we recommend that you read it for the precise legal terms and other information that may be important to you. The following description of the Series R shares is qualified by reference to Stora Enso's articles of association and provisions of Finnish law. An English translation of Stora Enso's articles of association is included as Annex C to this document. Many of the rights and restrictions affecting Stora Enso Series R shares are discussed in the "Comparison of Rights of Stora Enso Shareholders and Consolidated Shareholders" section of this document, which we urge you to review for additional information regarding these rights and restrictions. If you would like more information about the rights of holders of Stora Enso ADSs, you should review the "Description of Stora Enso American Depositary Shares" section of this document.

General

  Under Stora Enso's articles of association, Stora Enso's authorized share capital may not be less than (Euro)850 million nor more than (Euro)3.4 billion. On June 30, 2000, the issued share capital of Stora Enso is
(Euro)1,291,754,671.30 consisting of 759,855,689 fully-paid shares of which 208,951,188 are Series A shares and 550,904,501 are Series R shares. Each Series A share and each ten Series R shares entitle the holder to one vote. However, each shareholder has at least one vote. The shares are in book-entry format and have no nominal value.

  The Series A shares and Series R shares were listed on the Helsinki Stock Exchange and the Stockholm Stock Exchange on December 23, 1998.

  According to Stora Enso's articles of association, Series A shares may be converted, without cost to the holder, into Series R shares on a one-for-one basis at the request of a shareholder on dates to be decided annually by the board of directors. During the most recent conversion period from September 6 through September 24, 1999, 34,443,467 Series A shares were converted into Series R shares.

Dividends and Other Distributions

  The payment of dividends must be authorized by the shareholders at a general meeting.

  Under Finnish law, shareholders' equity is divided into restricted and unrestricted equity. Restricted equity consists of the share capital, the share premium fund, the reserve fund and the revaluation fund. Other shareholders' funds are included in unrestricted equity. The amount of any dividend is limited to the amount of distributable funds based upon the financial statements approved by the most recent annual general meeting of shareholders. Stora Enso's distributable funds include the profit from the preceding fiscal year, retained earnings from previous years and other unrestricted equity less reported losses, capitalized incorporation costs, research and special development costs, the acquisition cost of Stora Enso's own or any parent company's shares and amounts that are to be reserved or otherwise left undistributed. Stora Enso may not distribute more than the amount of distributable equity shown on its financial statements or its consolidated financial statements, whichever is lower. When calculating the distributable equity for dividend purposes, the distributable funds shown on the consolidated financial statements are also reduced by the amount of untaxed reserves included in retained earnings. The dividend may not exceed the amount proposed by the board of directors unless so requested at the annual general meeting by the holders of not less than ten percent of all shares in which case the dividend, if so requested, shall be the lower of (1) at least one-half of the profit for the last preceding fiscal period less (A) any amount required to be transferred to a reserve fund or otherwise left undisturbed and (B) the amount, if any, by which Stora Enso's capitalized incorporation, research and special development costs and acquisition costs of Stora Enso's own or any parent company's shares exceed the total of the unrestricted reserves, the share premium fund and the reserve fund, and (2) the amount of distributable funds as defined above. However, in this case the dividend may not exceed eight percent of Stora Enso's total shareholders' equity. Under Finnish law, a company may not pay interim dividends based on the current fiscal year's earnings. Stora Enso's articles of association do not require any amount to be transferred to a reserve fund or otherwise left undisturbed.

  Dividends and other distributions are paid to shareholders or their nominees entered in the register of shareholders on the relevant record date. The register is maintained by the Finnish Central Securities Depository through a book-entry registrar. All of the Stora Enso Series A and Series R shares carry equal rights to dividends and other distributions, including distributions of assets in the event of the liquidation of Stora Enso. Under the Finnish Book-Entry Securities System, dividends are paid by account transfers to the accounts of the shareholders appearing in the registry.

  Under Finnish law, a company may acquire its own shares using distributable funds. Decisions on the acquisition of a company's own shares must be taken by a general meeting of shareholders, unless the general meeting of shareholders has authorized the board of directors to decide upon stock repurchases, which authorization may remain in effect for up to one year. A public limited company may neither directly nor through a subsidiary hold more than five percent of its own share capital or voting rights. At the annual general meeting held on March 21, 2000, Stora Enso's shareholders authorized the repurchase of up to 10,446,000 Series A shares and up to 25,541,000 Series R shares.

Voting Rights

  A shareholder may attend and vote at a general meeting in person or through an authorized representative. Each Series A share is, and each ten Series R shares are, entitled to one vote. However, each holder of Series R shares is entitled to a minimum of one vote. At a general meeting, resolutions are usually passed by a majority of the votes cast. However, some resolutions, such as a resolution to amend the articles of association, a resolution to issue shares in contravention of shareholders' preferential subscription rights and, in some cases, a resolution regarding a possible merger or liquidation of Stora Enso, require approval by both two-thirds of the votes cast and two-thirds of the shares represented at the general meeting. In addition, if a resolution results in a limitation of the rights pertaining to a particular class of shares, the resolution must be approved by a majority of the holders of the affected shares and two-thirds of the affected shares represented at the general meeting.

  Under Finnish law, shareholders exercise their power to decide on corporate matters at general meetings of shareholders. Stora Enso's articles of association require that an annual general meeting of shareholders be held each year before the end of June to consider, among other things:

  . approval of the income statement and balance sheet;

  . measures warranted by Stora Enso's profit or loss, including any possible dividend;

  . discharge of the directors and chief executive officer from liability;

  . compensation for the directors and auditors;

  . election and number of members of the board of directors and auditors;
    and

  . other matters brought up in the notice of the general meeting or matters raised by individual shareholders.

  Extraordinary general meetings in respect of specific matters are held when considered necessary by the board of directors, or when requested in writing by an auditor of Stora Enso or by shareholders representing at least ten percent of all the issued shares.

  Under Stora Enso's articles of association, a shareholder must give notice to Stora Enso of an intention to attend a general meeting no later than the date and time specified by the board of directors in the notice of the general meeting, which may not be earlier than five days before the general meeting (the "last registration date"). Under Stora Enso's articles of association, notices of general meetings must be given not earlier than two months and not later than two weeks prior to the last registration date.

  Because the ordinary shares are held in the Finnish Book-Entry Securities System, in order to have the right to attend and vote at a general meeting, a shareholder must generally be registered not later than five days prior to the relevant general meeting in the register of shareholders kept by the Finnish Central Securities Depository in accordance with the Finnish law. Voting rights may not be exercised by a shareholder if such shareholder's shares are registered in the name of a nominee. A beneficial owner wishing to exercise voting rights must cancel the nominee arrangement and seek individual registration not later than five days prior to the relevant general meeting. There are no quorum requirements for general meetings.

Issuance of New Shares and Preemptive Rights

  Stora Enso's share capital may be increased within the authorized share capital set forth in Stora Enso's articles of association by a resolution passed by a majority of all votes cast at a general meeting. If the authorized share capital set forth in the articles of association would be exceeded, increasing of the share capital requires amending Stora Enso's articles of association by the vote of two-thirds of all votes cast and all shares represented at a general meeting of shareholders. A general meeting of shareholders may also authorize the board of directors to increase share capital. The board of directors currently has no authorization to increase Stora Enso's share capital. A general meeting of shareholders may also make a resolution on an issuance of preference shares. Stora Enso currently has no issued preference shares.

  Under Finnish law, Stora Enso's existing shareholders have preferential rights to subscribe, in proportion to their shareholdings, for new shares as well as for issues of subscription warrants or debt instruments convertible into shares or carrying warrants to subscribe for shares, unless the corporate resolution approving the issuance provides otherwise. Under Finnish law, a resolution waiving preemptive rights must be approved by at least two-thirds of all votes cast and two-thirds of all shares represented at the general meeting of shareholders. U.S. holders of the Series R shares and ADSs may not be able to exercise any preemptive or preferential rights in respect of their shares unless a registration statement under the Securities Act is effective with respect to such rights or an exemption from the registration requirements under the Securities Act is available.

Transfers

  Upon a sale of ordinary shares through the Finnish Book-Entry Securities System, the relevant shares are transferred from the seller's book-entry account to the buyer's book-entry account as an account transfer. The sale is registered as an advance transaction until settlement and payment for the shares, after which the buyer will automatically be registered in the register of shareholders of Stora Enso. In the case of registration in the name of a nominee, a sale of shares does not require any entries into the Finnish Book-Entry Securities System unless the nominee is changed as a result of the sale.

              DESCRIPTION OF STORA ENSO AMERICAN DEPOSITARY SHARES

General

  This section describes the American depositary shares, or ADSs, that some Consolidated shareholders will receive in the merger. Each ADS represents one Stora Enso Series R share. The certificates that represent American depositary shares are referred to as American depositary receipts, or ADRs.

  Citibank, N.A. will act as the depositary bank for the ADSs. Citibank's depositary offices are located at 111 Wall Street, New York, New York 10005. ADSs represent ownership interests in securities that are on deposit with the depositary bank, in this case one Series R share for each ADS. The depositary bank has appointed a custodian to safekeep the securities on deposit. In this case, the custodian is Svenska Handelsbanken, located at Etelaranta 8, FIN 00130 Helsinki, Finland.

  Stora Enso has appointed Citibank as depositary bank under a deposit agreement. A copy of the deposit agreement is included as an exhibit to the Registration Statement of which this document is a part. You can obtain a copy of the deposit agreement as described under "Where You Can Find More Information."

  The following is a summary description of the ADSs and your rights as an owner of ADSs. Please remember that summaries by their nature lack the precision of the information summarized and your rights and obligations as an owner of ADSs will be determined by the deposit agreement and not by this summary. We urge you to review the deposit agreement in its entirety as well as the form of American depositary receipt attached to the deposit agreement.

  Each ADS represents one Stora Enso Series R share on deposit with the custodian bank. An ADS will also represent any other property received by the depositary bank or the custodian on behalf of the owner of the ADS but that has not been distributed to the owners of ADSs because of legal restrictions or practical considerations as described below.

  If you become an owner of ADSs, you will become a party to the deposit agreement and therefore will be bound by its terms and to the terms of the ADR that evidences the ADSs. The deposit agreement and the ADR specify Stora Enso's rights and obligations as well as your rights and obligations as an owner of ADSs and those of the depositary bank. As an ADS holder you appoint the depositary bank to act on your behalf in specified circumstances. The deposit agreement is governed by New York law. However, Stora Enso's obligations to the holders of Series R shares will continue to be governed by the laws of Finland, which may be different from the laws in the United States.

  As an owner of ADSs, you may hold your ADSs either by means of an ADR registered in your name or through a brokerage or safekeeping account. If you decide to hold your ADSs through your brokerage or safekeeping account, you must rely on the procedures of your broker or bank to assert your rights as an ADS owner. Please consult with your broker or bank to determine what those procedures are. This summary description assumes you have opted to own the ADSs directly by means of an ADR registered in your name and, as such, Stora Enso will refer to you as the "holder."

Dividends and Distributions

  ADS holders generally have the right to receive the distributions made on the Series R shares deposited with the custodian bank. Your receipt of these distributions may be limited, however, by practical considerations and legal limitations as described below. ADS holders will receive distributions under the terms of the deposit agreement in proportion to the number of ADSs held as of a specified record date.

 Distributions of Cash

  Stora Enso will notify the depositary bank whenever it makes a cash distribution for the Series R shares on deposit with the custodian. Upon receipt of this notice and the applicable funds, the depositary bank will, as soon as possible, arrange for the funds to be converted into U.S. dollars and for the distribution of the U.S. dollars to the ADR holders under the terms of the deposit agreement in proportion to the number of ADSs held on the specified record date. An ADR holder will receive distributions in proportion to the number of Series R shares represented by such holder's ADR.

  Conversion into U.S. dollars will take place only if practicable and if the U.S. dollars are transferable to the United States. Amounts distributed to holders will be net of the fees, expenses, taxes and governmental charges payable by ADR holders under the terms of the deposit agreement. The depositary bank will apply the same method for distributing the proceeds of the sale of any property, such as undistributed rights, held by the custodian in respect of securities on deposit.

 Distributions of Shares

  Stora Enso will notify the depositary bank whenever it makes a free distribution of Series R shares for the Series R shares on deposit with the custodian. Upon receipt of this notice and the applicable Series R shares, the depositary bank will either distribute to holders new ADSs representing the Series R shares deposited or modify the ADS-to-Series R share ratio, in which case each ADS you hold will represent rights and interests in the additional Series R shares so deposited. Only whole new ADSs will be distributed. Fractional entitlements will be sold and the proceeds distributed as in the case of a cash distribution.

  The distribution of new ADSs or the modification of the ADS-to-Series R share ratio upon a distribution of Series R shares will be made net of the fees, expenses, taxes and governmental charges payable by holders under the terms of the deposit agreement. In order to pay such taxes or governmental charges, the depositary bank may sell all or a portion of the new Series R shares so distributed.

  No distribution of new ADSs will be made if it would violate a law. If the depositary bank does not distribute new ADSs as described above, it will use its best efforts to sell the Series R shares received and distribute the proceeds as in the case of a distribution of cash.

 Distributions of Rights

  Whenever Stora Enso intends to distribute to holders of Series R shares rights to purchase additional Series R shares, it will give prior notice to the depositary bank and will use its reasonable efforts to assist the depositary bank in determining whether it is lawful and reasonably practicable to distribute rights to purchase additional ADSs to holders of ADSs.

  The depositary bank will establish procedures to distribute rights to purchase additional ADSs to holders and to enable ADS holders to exercise their purchase rights if it is lawful and reasonably practicable to make the rights available and if Stora Enso provides all of the documentation contemplated in the deposit agreement, such as opinions relating to the lawfulness of the transaction. You may have to pay fees, expenses, taxes and other governmental charges to subscribe for new ADSs upon the exercise of your rights. The depositary bank is not obligated to establish procedures to facilitate the distribution and exercise by holders of ADSs of rights to purchase new Series R shares directly rather than in the form of new ADSs.

  The depositary bank will not distribute the rights to you if:

  . Stora Enso does not request that the rights be distributed to you or asks that the rights not be distributed to you; or

  . Stora Enso fails to deliver satisfactory documents to the depositary bank; or

  . it is not lawful or reasonably practicable to distribute the rights.

  Management of Stora Enso currently expects that it will request the depositary bank to distribute to the holders of Stora Enso ADSs any rights that are distributed to the holders of Stora Enso's Series R shares and

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

that Stora Enso would file a registration statement under the Securities Act in order to facilitate the participation of Stora Enso ADS holders in any such rights distribution if the filing of a registration statement is required to be made before these rights may be distributed to holders of ADSs. However, Stora Enso is under no legal obligation to take these actions.

  In the event that rights are not exercised or distributed, the depositary bank will sell the rights that are not exercised or not distributed if doing so is lawful and reasonably practicable. The proceeds of a sale will be distributed to holders as in the case of a cash distribution. If the depositary bank is unable to sell the rights, it will allow the rights to lapse.

 Elective Distributions

  Whenever Stora Enso intends to distribute a dividend payable at the election of shareholders either in cash or in additional Series R shares, Stora Enso will give prior notice to the depositary bank and will indicate whether Stora Enso wishes the elective distribution to be made available to you. In such case, Stora Enso will use its reasonable efforts to assist the depositary bank in determining whether the distribution is lawful and reasonably practicable. Management of Stora Enso currently expects to make available to the holders of Stora Enso ADSs the elections that are available to the holders of Stora Enso Series R shares.

  The depositary bank will make the election available to holders of ADSs only if it is reasonably practicable and if Stora Enso has provided all of the documentation contemplated in the deposit agreement. In such case, the depositary bank will establish procedures to enable you to elect to receive either cash or additional ADSs, in each case as described in the deposit agreement.

  If the election is not made available to you, you will receive either cash or additional ADSs, depending on what a shareholder in Finland would receive in the event the shareholder fails to make an election, as more fully described in the deposit agreement.

 Other Distributions

  Whenever Stora Enso intends to distribute property other than cash, Series R shares or rights to purchase additional Series R shares, Stora Enso will notify the depositary bank in advance and will indicate whether the distribution should be made to holders of ADSs. If so, Stora Enso will use its reasonable efforts to assist the depositary bank in determining whether distribution to ADS holders is lawful and reasonably practicable. Management of Stora Enso currently expects that it will request the depositary bank to distribute to the holders of Stora Enso ADSs any property that is distributed to the holders of Stora Enso Series R shares.

  If it is reasonably practicable to distribute this property to you and if Stora Enso provides all of the documentation contemplated in the deposit agreement, the depositary bank will distribute the property to the holders in a manner it deems practicable.

  The distribution will be made net of fees, expenses, taxes and governmental charges payable by ADS holders under the terms of the deposit agreement. In order to pay these taxes and governmental charges, the depositary bank may sell all or a portion of the property received.

  The depositary bank will not distribute the property to you and will sell the property if:

  . Stora Enso does not request that the property be distributed to you or if Stora Enso asks that the property not be distributed to you; or

  . Stora Enso does not deliver satisfactory documents to the depositary bank; or

  . the depositary bank determines that all or a portion of the distribution to you is not lawful or not reasonably practicable.


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

  The proceeds of a sale will be distributed to holders as in the case of a cash distribution.

  Stora Enso has no obligation to register under the Securities Act the Stora Enso ADSs, shares, rights or other securities that may be distributed to holders of Series R shares and ADSs. Stora Enso also has no obligation to take any other action to permit the distribution of ADRs, shares, rights, or anything else to ADR holders. This means that you may not receive distributions that Stora Enso makes on its shares or any value for them if it is illegal or impractical for Stora Enso to make them available to you.

 Redemption

  Whenever Stora Enso decides to redeem any of the securities on deposit with the custodian, it will notify the depositary bank. If it is reasonably practicable and if Stora Enso provides all of the documentation contemplated in the deposit agreement, the depositary bank will mail a notice of the redemption to the ADS holders.

  The custodian will be instructed to surrender the securities being redeemed against payment of the applicable redemption price. The depositary bank will convert the redemption funds received into U.S. dollars under the terms of the deposit agreement and will establish procedures to enable ADS holders to receive the net proceeds from the redemption upon surrender of their ADSs to the depositary bank. ADS holders may have to pay fees, expenses, taxes and other governmental charges upon the redemption of their ADSs. If fewer than all ADSs are being redeemed, the ADSs to be retired will be selected by lot or on a pro rata basis, as the depositary bank may determine.

Changes Affecting Series R Shares

  The Series R shares held on deposit for your ADSs may change from time to time. For example, there may be a change in nominal or par value, a split-up, cancellation, consolidation or classification of such Series R shares or a recapitalization, reorganization, merger, consolidation or sale of assets.

  If a change were to occur, your ADSs would, to the extent permitted by law, represent the right to receive the property received or exchanged in respect of the Series R shares held on deposit. The depositary bank may in such circumstances deliver new ADSs to you or call for the exchange of your existing ADSs for new ADSs. If the depositary bank may not lawfully distribute the property to you, it may sell the property and distribute the net proceeds to you as in the case of a cash distribution.

Issuance of ADSs Upon Deposit of Series R Shares

  The depositary bank may create ADSs on your behalf if you or your broker deposit Series R shares with the custodian. The depositary bank will deliver these ADSs to the person you indicate only after you pay to the custodian any applicable issuance fees, charges and taxes payable for the transfer of the Series R shares.

  The issuance of ADSs may be delayed until the depositary bank or the custodian receives confirmation that all required approvals have been given and that the Series R shares have been duly transferred to the custodian. The depositary bank will only issue ADSs in whole numbers.

  When you make a deposit of Series R shares, you will be responsible for transferring good and valid title to the depositary bank. You will be deemed to represent and warrant that:

  . the Series R shares are duly authorized, validly issued, fully paid, non-assessable and legally obtained;

  . all preemptive and similar rights, if any, with respect to the Series R shares have been validly waived or exercised;

  .you are duly authorized to deposit the Series R shares;

  . the Series R shares presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, and are not, and the ADSs issuable upon deposit will not be, "restricted securities," as defined in the deposit agreement, with permitted exceptions; and

  . the Series R shares presented for deposit have not been stripped of any rights or entitlements.

  If any of the representations or warranties are incorrect in any way, Stora Enso and the depositary bank may, at your cost and expense, take any and all actions necessary to correct the consequences of the misrepresentations.

Withdrawal of Shares Upon Cancellation of ADSs

  As an ADS holder, you will be entitled to present your ADSs to the depositary bank for cancellation and then receive the underlying Series R shares at the custodian's offices. In order to withdraw the Series R shares represented by your ADSs, you will be required to pay to the depositary bank the fees for cancellation of ADSs and any charges and taxes payable upon the transfer of the Series R shares being withdrawn. You assume the risk for delivery of all funds and deposited property upon withdrawal. Once canceled, the ADSs will not have any rights under the deposit agreement.

  If you hold an ADS registered in your name, the depositary bank may ask you to provide proof of identity and genuineness of any signature and other documents as the depositary bank may deem appropriate before it will cancel your ADSs. The withdrawal of the Series R shares represented by your ADSs may be delayed until the depositary bank receives satisfactory evidence of compliance with all applicable laws and regulations. Please keep in mind that the depositary bank will only accept ADSs for cancellation that represent a whole number of securities on deposit.

  You will have the right to withdraw the securities represented by your ADSs at any time except for:

  . temporary delays that may arise because (1) the transfer books for the Series R shares or ADSs are closed, or (2) Series R shares are immobilized on account of a shareholders' meeting or a payment of dividends;

  . obligations to pay fees, taxes and similar charges; and

  . restrictions imposed because of laws or regulations applicable to ADSs or the withdrawal of securities on deposit.

  The deposit agreement may not be modified to impair your right to withdraw the Series R shares represented by your ADSs except to comply with mandatory provisions of law.

Voting Rights

  Under Finnish law and Stora Enso's articles of association, it is a precondition for exercising your voting rights that you:

  . be registered in Stora Enso's register of shareholders as a shareholder at least five days prior to the last registration date of the shareholders' meeting and

  . give notice of your intention to attend the meeting, in person or by power of attorney, not later than a date specified in the notice convening the meeting.

  In order to accommodate these requirements, the depositary bank has agreed to establish procedures that enable an ADS holder who provides valid voting instructions to instruct the depositary bank to request the custodian to cause the Series R shares represented by the holder's ADSs to be registered in the register of shareholders in the name of the holder and give notice to Stora Enso of the holder's intention to attend the meeting and to vote the shares at meeting in person or by proxy. These procedures may require you to

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

immobilize your ADSs with the depositary bank, either by delivering your ADSs to the depositary bank or by instructing the depositary bank to block the transfer of the applicable ADR, so as to enable the depositary bank to re-register the Series R shares in your name. The voting rights of holders of Series R shares are described in "Description of Stora Enso Series R Shares-- Voting Rights."

  At Stora Enso's request, the depositary bank will mail to you any notice of shareholders' meeting received from Stora Enso together with information explaining how to instruct the depositary bank to exercise the voting rights of the securities represented by ADSs.

  If the depositary bank timely receives voting instructions from a holder of ADSs, it will endeavor to vote the securities represented by the holder's ADSs in accordance with the instructions.

  Because each ten (10) Series R shares are entitled, under the terms of Stora Enso's articles of association, to one vote, the depositary bank will, except in the circumstance described below, accept voting instructions from holders of ADSs only in even multiples of ten (10) ADSs. However, because Stora Enso's articles of association provide that each holder of Series R shares is entitled to a minimum of one (1) vote, the depositary bank will accept voting instructions from holders of fewer than ten (10) ADSs.

  Please note that the ability of the depositary bank to carry out voting instructions may be limited by practical and legal limitations and the terms of the securities on deposit. Stora Enso cannot assure you that you will receive voting materials in time to enable you to return voting instructions to the depositary bank in a timely manner. This means that you may not be able to exercise your right to vote and there may be nothing you can do if your shares are not voted as you requested.

Fees and Charges

  As an ADS holder, you will be required to pay the following service fees to the depositary bank:

Service                                                       Fees
-------                                                       ----
Issuance of ADSs                                    Up to 5c per ADS issued
Cancellation of ADSs                                Up to 5c per ADS canceled
Exercise of rights to purchase additional ADSs      Up to 5c per ADS issued
Distribution of cash upon sale of rights and other
 entitlements                                       Up to 2c per ADS held

  As an ADS holder you will also be responsible to pay specified fees and expenses incurred by the depositary bank as well as taxes and governmental charges such as:

  . fees for the transfer and registration of Series R shares, such as upon deposit and withdrawal of Series R shares;

  . expenses incurred for converting foreign currency into U.S. dollars;

  . expenses for cable, telex and fax transmissions and for delivery of securities; and

  . taxes and duties upon the transfer of securities, such as when Series R shares are deposited or withdrawn from deposit.

  Stora Enso has agreed to pay other agreed charges and expenses of the depositary bank. In addition, the depositary bank has agreed to reimburse Stora Enso for some of its expenses in connection with the establishment and maintenance of the ADR program. Note that the fees and charges you may be required to pay may vary over time and may be changed by agreement between Stora Enso and the depositary. You will receive prior notice of any changes.

Amendments and Termination

  Stora Enso may agree with the depositary bank to modify the deposit agreement at any time without your consent. Stora Enso undertakes to give ADS holders 30 days' prior notice of any modifications that would prejudice any of their substantial rights under the deposit agreement, except in very limited circumstances enumerated in the deposit agreement.

  You will be bound by the modifications to the deposit agreement if you continue to hold your ADSs after the modifications to the deposit agreement become effective. The deposit agreement cannot be amended to prevent you from withdrawing the Series R shares represented by your ADSs, except as permitted by law.

  Stora Enso has the right to direct the depositary bank to terminate the deposit agreement. Similarly, the depositary bank may in some circumstances on its own initiative terminate the deposit agreement. In either case, the depositary bank must give notice to the ADS holders at least 30 days before termination.

  Upon termination, the following will occur under the deposit agreement:

  For a period of six months after termination, you will be able to request the cancellation of your ADSs and the withdrawal of the Series R shares represented by your ADSs and the delivery of all other property held by the depositary bank in respect of those Series R shares on the same terms as prior to the termination. During this six month period the depositary bank will continue to collect all distributions, such as dividends, received on the Series R shares on deposit but will not distribute any property to you until you request the cancellation of your ADSs.

  After the expiration of this six month period, the depositary bank may sell the securities held on deposit. The depositary bank will hold the proceeds from the sale and any other funds then held for the holders of ADSs in an unsegregated and non-interest-bearing account. At that point, the depositary bank will have no further obligations to ADS holders other than to account for the funds then held for the holders of ADSs still outstanding.

Books of Depositary

  The depositary bank will maintain ADS holder records at its depositary office. You may inspect these records at the depositary bank's office during regular business hours but solely for the purpose of communicating with other ADS holders in the interest of business matters relating to the ADSs and the deposit agreement.

  The depositary bank will maintain facilities in New York to record and process the issuance, cancellation, combination, split-up and transfer of ADRs. These facilities may be closed from time to time, to the extent not prohibited by law.

Limitations on Obligations and Liabilities

  The deposit agreement limits our obligations and the depositary bank's obligations to you. Please note the following:

  . Stora Enso and the depositary bank are obligated only to take the actions specifically stated in the deposit agreement without negligence or bad faith;

  . The depositary bank disclaims any liability for any failure to carry out voting instructions, for any manner in which a vote is cast or for the effect of any vote, provided it acts in good faith and in accordance with the terms of the deposit agreement;

  . The depositary bank disclaims any liability for any failure to determine the lawfulness or practicality of any action, for the content of any document forwarded to you on Stora Enso's behalf or for the accuracy

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

   of any translation of these documents, for the investment risks associated with investing in Series R shares, for the validity or worth of the Series R shares, for any tax consequences that result from the ownership of ADSs, for the credit-worthiness of any third party, for allowing any rights to lapse under the terms of the deposit agreement, for the timeliness of any of Stora Enso's notices or for Stora Enso's failure to give notice;

  . Stora Enso and the depositary bank will not be obligated to perform any act that is inconsistent with the terms of the deposit agreement;

  . Stora Enso and the depositary bank disclaim any liability if Stora Enso and the depositary bank are prevented or forbidden from acting on account of any law or regulation, any provision of its articles of association, any provision of any securities on deposit or by reason of any act of God or war or other circumstances beyond our control;

  . Stora Enso and the depositary bank disclaim any liability by reason of any exercise of, or failure to exercise, any discretion provided for in the deposit agreement or in Stora Enso's articles of association or in any provisions of securities on deposit;

  . Stora Enso and the depositary bank further disclaim any liability for any action or inaction in reliance on the advice or information received from legal counsel, accountants, any person presenting Series R shares for deposit, any holder of ADSs or a holder's authorized representative, or any other person believed by either the depositary bank or Stora Enso in good faith to be competent to give such advice or information;

  . Stora Enso and the depositary bank also disclaim liability for the inability by an ADS holder to benefit from any distribution, offering, right or other benefit which is made available to holders of Series R shares but is not, under the terms of the deposit agreement, made available to you; and

  . Stora Enso and the depositary bank may rely without any liability upon any written notice, request or other document believed to be genuine and to have been signed or presented by the proper parties.

Pre-Release Transactions

  The depositary bank may, in specified circumstances, issue ADSs before receiving a deposit of Series R shares or release Series R shares before receiving ADSs for cancellation. These transactions are commonly referred to as "pre-release transactions." The deposit agreement limits the aggregate size of pre-release transactions and imposes a number of conditions on these transactions, for example, the need to receive collateral, the type of collateral required and the representations required from brokers. The depositary bank may retain the compensation received from the pre-release transactions.

Taxes

  You will be responsible for the taxes and other governmental charges payable on the ADSs and the securities represented by the ADSs. Stora Enso, the depositary bank and the custodian may deduct from any distribution the taxes and governmental charges payable by ADS holders and may sell any and all property on deposit to pay the taxes and governmental charges payable by holders. You will be liable for any deficiency if the sale proceeds do not cover the taxes that are due.

  The depositary bank may refuse to issue ADSs, to deliver, transfer, split and combine ADRs or to release securities on deposit until all taxes and charges are paid by the applicable holder. The depositary bank has agreed to use commercially reasonable efforts to obtain tax refunds and reduced tax withholding for any distributions on your behalf in accordance with U.S. and Finnish law and the U.S.-Finland tax treaty. However, you may be required to provide to the depositary bank and to the custodian proof of taxpayer status and residence and other information as the depositary bank and the custodian may require to fulfill legal obligations. You are required to indemnify Stora Enso, the depositary bank and the custodian for any claims with respect to taxes based on any tax benefit obtained for you.

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

Foreign Currency Conversion

  The depositary bank will arrange for the prompt conversion of all foreign currency received into U.S. dollars if conversion is practicable, and it will promptly distribute the U.S. dollars in accordance with the terms of the deposit agreement. You may have to pay fees and expenses incurred in converting foreign currency, such as fees and expenses incurred in complying with currency exchange controls and other governmental requirements.

  If the conversion of foreign currency is not practicable or lawful, or if any required approvals are denied or not obtainable at a reasonable cost or within a reasonable period, the depositary bank may take the following actions in its discretion:

  . convert the foreign currency to the extent practicable and lawful and distribute the U.S. dollars to the holders for whom the conversion and distribution is lawful and practicable;

  . distribute the foreign currency to holders for whom the distribution is lawful and practicable; and

  . hold the foreign currency, without liability for interest, for the applicable holders.

                         THE FINNISH SECURITIES MARKET

General

  The securities market in Finland is supervised by the Finnish Financial Supervision Authority. The principal statute governing the securities market is the Finnish Securities Market Act of 1989, as amended. The Securities Market Act contains regulations with respect to company and shareholder disclosure obligations, admission to listing and trading of listed securities and public takeovers, among other things. The role of the Finnish Financial Supervision Authority is to monitor compliance with these regulations.

  The Securities Market Act specifies minimum disclosure requirements for Finnish companies applying for listing on the Helsinki Securities and Derivatives Exchange, Clearing House Ltd., commonly referred to as the Helsinki Stock Exchange, or making a public offering of securities in Finland. The information provided must be sufficient to enable investors to make a sound evaluation of the security being offered and the issuing company. Finnish listed companies have a continuing obligation to publish regular financial information and to inform the market of any matters likely to have a material impact on the value of their securities.

  A shareholder, including a holder of Stora Enso ADSs, is required to notify a Finnish listed company and the Finnish Financial Supervision Authority when its voting participation in, or its percentage ownership of, issued share capital of the company reaches, exceeds or falls below 5%, 10%, 15%, 20%, 25%, 33 1/3%, 50% or 66 2/3%, calculated in accordance with the Securities Market Act, or when the shareholder enters into an agreement or other arrangement having such effect. If a Finnish listed company receives information indicating that a voting interest or ownership interest has reached, exceeded or fallen below these thresholds, it must make disclosure to the public and to the Helsinki Stock Exchange.

  The Securities Market Act requires that a shareholder whose holding in a listed company exceeds two-thirds of the total voting rights attached to the shares of the company after the commencement of a public quotation of such shares must offer to purchase the remaining shares and securities entitling the holder of the securities to receive shares of the company. Under the Finnish Companies Act, a shareholder holding more than 90% of the shares and the votes attached to the shares in a company has the right to purchase the remaining shares for fair market value. In addition, any shareholder that possesses shares that may be so purchased by a majority shareholder is entitled to require the majority shareholder to purchase its shares. Detailed rules apply for the calculation of the above proportions of shares and votes.

  The Finnish Criminal Code contains provisions relating to the misuse of privileged or inside information and market manipulation. Breach of these provisions constitutes a criminal offense.

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

  The Helsinki Stock Exchange operates as a securities exchange, an organizer of other public trades in securities and as an options exchange. The Helsinki Stock Exchange carries on exchange and related operations while the Finnish Central Securities Depository, which maintains the commercial book-entry register for Stora Enso, acts as the national securities depositary offering clearing and registry services and performs issuer services functions.

The Finnish Book-Entry Securities System

 General

  Finland has made a gradual changeover from a certificated securities system to a book-entry securities system since August 1, 1991, when the relevant legislation came into effect. Use of the book-entry securities system is mandatory for shares listed on the Helsinki Stock Exchange. The Stora Enso Series A and Series R shares were entered into the book-entry system on October 10, 1998.

  Most activities relating to the book-entry securities system are centralized at the Finnish Central Securities Depository, which provides national clearing and registration services for securities. The Finnish Central Securities Depository maintains a central book-entry securities system for both equity and debt securities.

  The Finnish Central Securities Depository maintains a register of the shareholders of listed companies and accounts for shareholders that do not wish to utilize the services of a commercial book-entry registrar. The expenses incurred by the Finnish Central Securities Depository in connection with maintaining such accounts are borne by the issuers participating in the book-entry securities system.

 Registration

  In order to effect entries in the book-entry securities system, a security holder or such holder's nominee must establish a book-entry account with the Finnish Central Securities Depository or register its securities through nominee registration. All transactions in securities registered with the book-entry securities system are executed as computerized book-entry transfers. The Finnish Central Securities Depository confirms book-entry transfers by sending notifications of transactions to the investor holding the respective book-entry account. Investors also receive an annual statement of their holdings as of the end of each calendar year.

  Each book-entry account is required to contain specified information with respect to the account holder or the custodian administering the assets of a custodial nominee account. This information includes the type and number of book-entry securities registered and the rights and restrictions pertaining to the account and to the book-entry securities registered in the account. A custodial nominee account is identified as such on the entry. The Finnish Central Securities Depository is required to observe strict confidentiality, although some information contained in the registers, such as the name, nationality and address of each account holder, must be made available to the public.

  The Finnish Central Securities Depository is strictly liable for, among other things, errors and omissions on the registers maintained by it and for any unauthorized disclosure of information. To cover this contingency, the Finnish Central Securities Depository maintains a statutory guarantee fund, which is required to reach a level of not less than FIM 110 million ((Euro)18.5 million) by December 31, 2011 in respect of book-entry and settlement operations. The balance of the statutory guarantee fund currently stands at FIM 20.5 million ((Euro)3.5 million).

Trading and Settlement

  Trading in, and clearing of, securities on the Helsinki Stock Exchange is in euros, with the minimum tick size for trading quotations being one euro cent. All price information is produced and published only in euros.


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

  The trading system of the Helsinki Stock Exchange, the Helsinki Exchanges Automated Trading and Information System, is a decentralized and fully automated order-driven system. Trading is conducted on the basis of trading lots, which are fixed separately for each share series.

  Official share trading takes place from 10:30 a.m. to 5:30 p.m. Helsinki time on each trading day. Offers may be placed in the system beginning at 9:30 a.m. during a pretrading period. Offers are matched from 10:10 to 10:30 a.m. to determine the opening quotations of the day. Contract transactions may continue to be registered during aftermarket trading from 5:30 to 6:00 p.m. and from 9:00 to 9:25 a.m. the following morning within the price limits arrived at during the official share trading.

  The transactions are normally cleared in the Finnish Central Securities Depository's automated clearing and settlement system on the third banking day after the trade date unless otherwise agreed by the parties.

Custody of the Shares and Nominees

  Shares are held in the book-entry register of the Finnish Central Securities Depository. A non-Finnish shareholder may appoint a custodian (or some non-Finnish organizations approved by the Finnish Central Securities Depository) to act as a nominee shareholder on its behalf. A nominee shareholder is entitled to receive dividends and to exercise all share subscription rights and other financial rights attaching to the shares held in its name. It may not, however, exercise any administrative rights attaching to such shares, such as the right to attend and vote at general meetings of the company. A beneficial owner wishing to exercise these rights must terminate the nominee arrangement and obtain registration of the shares in the owner's own name not later than five days prior to the relevant general meeting. A nominee is required to disclose to the Finnish Financial Supervision Authority and the relevant company on request the name of the beneficial owner of any shares registered in the name of the nominee, where the beneficial owner is known, as well as the number of shares owned by the beneficial owner.

  Finnish depositories for both Clearstream (formerly Cedelbank) and Euroclear have nominee accounts within the book-entry securities system and, accordingly, non-Finnish shareholders may hold their shares through their accounts with Clearstream or Euroclear.

  Shareholders wishing to hold their shares in the book-entry securities system in their name and who do not maintain a custody account in Finland are required to open a custody account at a credit institution, investment services company or other institution authorized to act as a book-entry registrar by the Finnish Council of State and a convertible Finnish markka or euro account.

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

                         THE SWEDISH SECURITIES MARKET

  Stora Enso Series R shares are also listed on the "A" list of the OM Stockholm Exchange.

  Trading on the Stockholm Exchange is conducted on behalf of clients by banks and brokers. While banks and brokers are permitted to act as the principal in trading both on and off the Stockholm Exchange, they generally engage in transactions as agent. There are no market makers or specialist systems on the Stockholm Exchange.

  Trading on the Stockholm Exchange begins each morning at 9:30 a.m. (Stockholm time) at an opening price determined by the Stockholm Automated Exchange System, a computerized order-matching system, based on orders entered by Stockholm Exchange members, and continues at prices based on market demand until 5:30 p.m. (Stockholm time). Buy and sell orders are registered on the system in round lots, typically of 100 shares, and odd lots are matched separately at the last price for round lots.

  The Stockholm Exchange is a fully electronic marketplace. Member firms of the Stockholm Exchange are able to operate from a remote location via advanced data communications. The brokers' representatives are able to trade through work stations that have been developed by the Stockholm Exchange or through their own electronic data processing systems which are linked to the Stockholm Automated Exchange System.

  In addition to official trading on the Stockholm Exchange, there is also trading off the Stockholm Exchange during and after official trading hours. Trades in excess of 20 round lots can be effected off the Stockholm Exchange if the transaction price lies within the spread then appearing on the Stockholm Automated Exchange System, and trades in excess of 500 round lots (for shares on the "Most Traded Shares" list of the Stockholm Exchange) or 250 round lots (for all other shares) may, however, be effected off the Stockholm Exchange without regard to the spread. Trades after official Stockholm Exchange trading hours must normally be effected at a transaction price that lies within the spread appearing on the Stockholm Automated Exchange System at the time of the closing. If there are no orders in the Stockholm Automated Exchange System at such time, the trade may be effected at a price that otherwise reflects the market situation at such time. If the market situation changes after the closing of the Stockholm Automated Exchange System, trades may be effected outside the spread, provided that it can be shown that the transaction price reflected the market situation prevailing at the time of the trade. Trading on the Stockholm Exchange tends to involve a higher percentage of retail clients, while trading off the Stockholm Exchange, whether through intermediaries or directly, often involves larger Swedish institutions, banks arbitraging between the Swedish market and foreign markets, and foreign buyers and sellers purchasing shares from or selling shares to Swedish institutions.

  The Stockholm Exchange is an authorized stock exchange in accordance with the Swedish Stock Exchange and Clearing House Act and is subject to regulation by the Swedish Financial Authority. The Swedish Stock Exchange and Clearing House Act provides for the regulation and supervision of the Swedish securities markets and market participants and the Swedish Financial Authority implements such regulation and supervision.

  The regulatory system governing trading on and off the Stockholm Exchange is intended to achieve transparency and equality of treatment. All trades on the Stockholm Exchange are made through the Stockholm Automated Exchange System to the Stockholm Exchange, which records information as to the banks and brokers involved, the issuer, the number of shares and the price and the time of the transaction. Each bank or broker is required to maintain records indicating trades carried out as agent or, in the case of banks, as principal. All trades off the Stockholm Exchange by or through members of the Stockholm Exchange must also be reported to the Stockholm Exchange within five minutes, although trades after 5:30 p.m. are to be reported no later than 15 minutes prior to the opening on the next trading day. All trading information reported on the Stockholm Exchange is publicly available. The Stockholm Exchange also maintains a Market Supervision Unit that reviews trading data during the day on a "real time" basis, as described below.

  The Swedish Insider Trading Act provides sanctions against insider trading. The insider trading rules are policed by the Swedish Financial Supervisory Authority, and the Market Supervision Unit of the Stockholm Exchange reviews trading data for indications of unusual market activity or trading behavior.

  The Market Supervision Unit also continually examines information disseminated by listed companies. Accordingly, earnings reports and information about acquisitions, other investment plans and changes in ownership structure are reviewed on a daily basis. When the Market Supervision Unit becomes aware of non-public price sensitive information, it monitors trading in the shares concerned to ensure that if unusual trading activity develops which evidences that persons may be trading on such information, the information is made public as soon as possible.

  The Financial Instruments Trading Act contains a provision prohibiting undue manipulation of the price of financial instruments. A person involved in a trade on the securities market who enters into fictitious transactions or who transfers financial instruments with secret agreements involving the withdrawal of the instruments from the general trade, for the purpose of unduly manipulating the price for the financial instruments, may be sentenced to up to four years imprisonment. Other actions may also be considered undue price manipulation if the purpose is to deceive those who trade in financial instruments.

  Under some circumstances market manipulation may also constitute a violation of the Swedish Insider Trading Act or fraud under Swedish law. As previously described, trading data is recorded as to all securities and derivative transactions relating to listed securities and data related to trading activity is subject to supervisory review by the Swedish Financial Supervisory Authority, providing a further enforcement mechanism for reducing market manipulation. The Swedish Financial Supervisory Authority may revoke the operating license of a bank or broker engaged in improper conduct including market manipulation.

 COMPARISON OF RIGHTS OF STORA ENSO SHAREHOLDERS AND CONSOLIDATED SHAREHOLDERS

  The rights of Consolidated shareholders are currently governed by Wisconsin corporate law and Consolidated's articles of incorporation and bylaws. Upon completion of the merger, some Consolidated shareholders will become holders of Stora Enso ADSs, each representing one Series R share of Stora Enso. Their rights as ADS holders are governed by the deposit agreement, which is governed by New York law, and their rights as Stora Enso shareholders will be governed by Finnish law, Stora Enso's articles of association and the deposit agreement. There are a number of differences between the rights of Stora Enso shareholders and Consolidated shareholders. The following is a brief summary of the material differences between the rights of Stora Enso shareholders and the rights of Consolidated shareholders and is qualified in its entirety by reference to the relevant provisions of Finnish corporate law and Wisconsin corporate law and by Stora Enso's articles of association and Consolidated's articles of incorporation and bylaws. Stora Enso's articles of association are included as Annex C to this document and Consolidated's charter documents are incorporated by reference as exhibits to the registration statement. Please also refer to "Description of Stora Enso Series R Shares" and "Description of Stora Enso American Depositary Shares."

                             Shareholder's Meetings

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Annual and Special Meetings. Under
Annual and Special Meetings. Under        Finnish corporate law, companies may
Wisconsin corporate law, a                hold two types of meetings, annual
corporation must hold an annual           and special, sometimes referred to
meeting at a time specified in its        as extraordinary. Under Stora Enso's
bylaws and may hold special               articles of association, the annual
meetings. Consolidated's bylaws           general meeting of shareholders must
provide for an annual meeting to be       be held each year prior to the end
held on the fourth Monday of April        of June.
of each year, or on a different date
determined by the board of
directors.

                                          Place of Meeting. Under Finnish
                                          corporate law, a general meeting of
                                          shareholders of a company
                                          incorporated in Finland must be held
                                          at the company's domicile, which for
                                          Stora Enso is Helsinki, Finland. If
                                          there is a valid reason, a general
                                          meeting of shareholders may also be
                                          held at some other location. Under
                                          Stora Enso's articles of
                                          association, the annual general
                                          meeting of shareholders must be held
                                          in Helsinki.

Place of Meeting. Consolidated's
bylaws provide that the annual
meeting of shareholders shall be
held either at Consolidated's
principal office in Wisconsin
Rapids, Wisconsin, or at another
place selected by Consolidated's
board of directors.

Right to Call Meetings. Under
Wisconsin corporate law, a special
meeting of shareholders may be
called by the board of directors, by
any person authorized by the
articles of incorporation or bylaws
to call a special meeting or upon
the written demand of the holders of
10% of the votes entitled to be cast
on any issue proposed to be
considered at the special meeting.
Consolidated's bylaws provide that a
special meeting of the shareholders
may be called by the chairman of the
board, the president and chief
executive officer or the secretary
at the request of any two members of
the board of directors or by the
chairman of the board or president
and chief

                                          Right to Call Meetings. Under
                                          Finnish corporate law, a special
                                          meeting of shareholders may be
                                          called by the board of directors.
                                          Furthermore, the board has an
                                          obligation to call a special meeting
                                          of the shareholders at the written
                                          request of the auditors of the
                                          company or a group of shareholders
                                          representing at least 10% of the
                                          outstanding shares of the company.

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders

executive officer upon written            Notice. Under Stora Enso's articles
demand by a holder or holders of          of association, notices of general
shares with at least 10% of the           meetings must be given not earlier
votes entitled to be cast on any          than two months and not later than
issue proposed to be considered at        14 days prior to the so-called "last
the meeting.                              registration date" (which is a date
                                          no earlier than the fifth day before
                                          the meeting as specified by the
                                          board of directors in the notice
                                          announcing the general meeting) by
                                          publishing an advertisement in at
                                          least two Finnish-language and one
                                          Swedish-language newspapers. In
                                          addition, Stora Enso has undertaken
                                          to furnish holders of its ADSs with
                                          English-language notices of
                                          shareholders' meetings and other
                                          communications that are made
                                          generally available to the Stora
                                          Enso shareholders.

Notice. Under Wisconsin corporate
law, a Wisconsin corporation must
notify its shareholders of an annual
or special meeting not less than 10
nor more than 60 days before the
meeting, unless the corporation's
articles of incorporation or bylaws
provide otherwise. Consolidated's
bylaws provide that notice of an
annual meeting or a special meeting
must be delivered not less than 10
nor more than 50 days before the
date of the meeting and that notice
of a special meeting called at the
request of holders of not less than
10% of the outstanding shares
entitled to vote at the meeting must
be delivered not less than 45 nor
more than 50 days before the date of
the meeting. Consolidated's bylaws
require that notice of a meeting
must state the place, day and hour
of the meeting and that notice of a
special meeting must also state the
purpose or purposes for which the
meeting is called. Under Wisconsin
law, notice may be delivered by mail
or, if authorized by the shareholder
receiving the notice, by electronic
transmission, such as over the
internet, or by telephone, fax or
telegram.

                                          Under Finnish corporate law, notices
                                          of general meetings must state the
                                          matters that will be addressed at
                                          the meeting. If the purpose of the
                                          meeting includes a proposed
                                          amendment to the company's articles
                                          of association, the principal
                                          contents of the amendment must be
                                          described in the notice.

                                          Attendance and Voting. Under Stora
                                          Enso's articles of association, a
                                          shareholder must give notice to the
                                          company of his or her intention to
                                          attend a general meeting no later
                                          than the "last registration date."
                                          Shareholders entitled to attend and
                                          vote at a general meeting must be
                                          registered in the register of
                                          shareholders, which is kept by the
                                          Finnish Central Securities
                                          Depository in accordance with
                                          Finnish law, no later than five days
                                          prior to the general meeting of
                                          shareholders. A shareholder may
                                          attend and vote at a general meeting
                                          in person or through an authorized
                                          representative, but only
                                          shareholders in attendance or so
                                          represented may vote. A shareholder,
                                          including any holder of ADSs, whose
                                          shareholding is registered in
                                          nominee or "street name" may not
                                          attend and vote at a general meeting
                                          of shareholders or authorize a
                                          representative to do so on his or
                                          her behalf. A beneficial owner
                                          wishing to exercise these rights
                                          must cancel the nominee arrangement
                                          and arrange for his or her shares to
                                          be registered in his or her name in
                                          the shareholder register of the
                                          Finnish Central Securities
                                          Depository

Attendance and Voting. Shareholders
entitled to vote at a meeting may
attend and vote at the meeting in
person or by proxy. A shareholder
may appoint a proxy in writing or by
transmitting or authorizing the
transmission of an electronic
transmission of the appointment,
including over the internet or by
telephone, fax or telegram. Each
Consolidated share is entitled to
one vote.

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          not later than five days before the
                                          general meeting of shareholders.


Quorum. Under Consolidated's bylaws,
the presence in person or by proxy        For a description of how ADS holders
of the holders of record of a             may exercise voting rights, see
majority of the shares entitled to        "Description of Stora Enso American
vote at a meeting of shareholders         Depositary Shares--Voting Rights."
constitutes a quorum for the
transaction of business at a
meeting.

                                          Quorum. There are no quorum
                                          requirements for shareholders'
                                          meetings under Finnish corporate law
                                          or Stora Enso's articles of
                                          association.

Vote Required for Mergers. Under
Wisconsin corporate law, because
Consolidated was incorporated before
1973 and because its articles of
incorporation do not provide
otherwise, a merger to which
Consolidated is a party must be
approved by the affirmative vote of
the holders of two-thirds of the
shares entitled to vote on the
merger and the affirmative vote of
the holders of two-thirds of the
shares of each class or series
entitled to vote separately on the
merger, if any. There is no separate
class or series of Consolidated
shares entitled to vote separately
on the merger.

                                          Vote Required for Mergers. Finnish
                                          corporate law requires that before a
                                          merger or a consolidation can be
                                          approved by the shareholders, a
                                          merger plan setting forth the terms
                                          and conditions for the transaction
                                          must be adopted by the corporation's
                                          board of directors. After the
                                          adoption of the merger plan by the
                                          board of directors, the merger plan
                                          must be submitted to the
                                          shareholders of the target company
                                          for approval. The merger plan must
                                          also be submitted for approval by
                                          the shareholders of the surviving
                                          company if at least five percent of
                                          the shareholders so request.
                                          Approval of the merger plan
                                          generally requires approval by two-
                                          thirds of both the votes cast and
                                          the shares represented at the
                                          general meeting. If the company has
                                          more than one class of shares with
                                          different voting rights, approval of
                                          the merger plan also requires the
                                          vote of two-thirds of the shares of
                                          each such class of shares
                                          represented at the general meeting.
                                          A business combination may also be
                                          effected by means of an exchange
                                          offer, that is, an offer made in
                                          contravention of shareholders'
                                          preemptive rights by which shares of
                                          a target company are exchanged for
                                          shares in an acquiring company,
                                          which requires approval by two-
                                          thirds of the votes cast and shares
                                          represented at the general meeting
                                          of the acquiring company. An
                                          exchange offer does not require the
                                          adoption of any formal merger plan.



Submission of Shareholder Proposals. Consolidated's bylaws provide that if a shareholder wishes to nominate a person for election as a director or bring other business before a meeting, then the shareholder must give timely notice of the


                                          Submission of Shareholder
                                          Proposals. A shareholder may
                                          nominate a person for election and
                                          bring proposals relating to Stora
                                          Enso's business before a general
                                          meeting of shareholders. Under
                                          Finnish corporate law, the
                                          shareholder has to give

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          written notice of a proposal to
nomination or other business to           Stora Enso's board of directors
Consolidated. In order to be timely,      within a sufficient period of time
a notice must be:                         prior to the publication of the
                                          notice of the general meeting.

 . received by Consolidated not less
   than 60 days nor more than 90 days
   before the meeting at which the
   nomination or other business is to
   be considered; or


                                          Shareholder Action Without a
                                          Meeting. Shareholder action by
                                          written consent in lieu of a
                                          shareholder meeting is not provided
                                          for under Finnish corporate law or
                                          Stora Enso's articles of
                                          association.

 . received by Consolidated not later
   than 10 days after notice of the
   meeting was given or made public,
   if notice of the meeting was given
   by Consolidated less than 70 days
   before the meeting.


Notices given by shareholders must
be in writing and contain a
description of the business to be
brought before the meeting or
information regarding the nominee to
the board of directors, as the case
may be, and other information
specified in Consolidated's bylaws.

Shareholder Action Without a
Meeting. Under Wisconsin corporate
law, shareholders may take action
required or permitted to be taken at
a meeting without a meeting if a
written consent is signed by all of
the corporation's shareholders
entitled to vote on the action,
unless the corporation's articles of
incorporation provide otherwise.
Consolidated's articles of
incorporation do not provide
otherwise.

                       Amendment of Constituent Documents

                                               Provisions To Be Applicable
   Provisions Currently Applicable             to Stora Enso Shareholders
    to Consolidated Shareholders
                                          Under Finnish corporate law,
Articles of Incorporation. Under          approval by two-thirds of the votes
Wisconsin corporate law, the board        cast as well as two-thirds of all
of directors of a corporation may         shares represented at a general
propose amendments to a                   meeting is required to amend the
corporation's articles of                 provisions of a company's articles
incorporation and may establish           of association. The following
conditions for the submission of the      amendments to Stora Enso's articles
amendment to the shareholders. Under      of association require a vote of
most circumstances, Wisconsin             greater than two-thirds of the votes
corporate law provides that               cast and shares represented at a
amendments to a corporation's             general meeting:
articles of incorporation must be
approved by both the board of
directors of the corporation and its
shareholders. Under Wisconsin
corporate law, because Consolidated
was incorporated before 1973 and
because its articles of
incorporation do not provide
otherwise, an amendment to
Consolidated's articles of
incorporation which is required to
be approved by the shareholders must
be approved by the affirmative vote
of the holders of two-thirds of the
shares entitled to vote on the
amendment and the affirmative vote
of two-thirds of each class or
series entitled to vote separately
on the amendment, if any. There is
currently no separate class or
series of Consolidated shares
entitled to vote separately on an
amendment to Consolidated's articles
of incorporation.

                                          . inclusion of provisions in the
                                            articles of association which
                                            provide for a mandatory transfer
                                            of more than ten percent of the
                                            company's net profit to a reserve
                                            fund on an annual basis or
                                            otherwise requires such an amount
                                            to be left undistributed requires
                                            a vote of two-thirds of the votes
                                            cast and more than nine-tenths of
                                            the shares represented at a
                                            general meeting;

                                          . inclusion of provisions in the
                                            articles of association which
                                            alter the rights of the holders of
                                            a particular class of shares must
                                            be approved not only by two-thirds
                                            of the votes cast and two-thirds
                                            of the shares represented at a
                                            general meeting but also by all of
                                            the shareholders whose shares are
                                            affected by the amendment;


Bylaws. Under Wisconsin corporate         . inclusion of provisions in the
law the board of directors or the           articles of association which
shareholders of a corporation may           alter the rights of the existing
adopt, amend or repeal the bylaws,          shareholders with respect to
except to the extent that the               distributions must be approved not
articles of incorporation reserve           only by two-thirds of the votes
that power to the shareholders or           cast and two-thirds of the shares
the shareholders provide in                 represented at a general meeting
adopting, amending or repealing a           but also by all shareholders whose
particular bylaw, that the board of         shares are affected;
directors may not amend, repeal or
readopt that bylaw or the
shareholders set specific voting
requirements for the board of
directors to amend, repeal, or
readopt that bylaw. Consolidated's
articles of incorporation do not
reserve the power to amend the
bylaws to the shareholders. None of
Consolidated's bylaws includes any
of the provisions described above.

                                          . inclusion of provisions in the
                                            articles of association which
                                            alter the obligations of the
                                            existing shareholders, including
                                            inclusion of provisions requiring
                                            mandatory capital contributions,
                                            must be approved not only by two-
                                            thirds of the votes cast and two-
                                            thirds of the shares represented
                                            at a general meeting but also by
                                            all shareholders whose shares are
                                            affected; and

                                          . inclusion of provisions in the
                                            articles of association which
                                            alter the relative rights of the
                                            holders of different classes of
                                            shares must be passed not only by
                                            two-thirds of the votes cast and
                                            shares represented at a general
                                            meeting but also by the
                                            affirmative vote of:

                                           . half of the total shares of each
                                             of the affected classes, and

                                               Provisions To Be Applicable
                                               to Stora Enso Shareholders
                                           . two-thirds of the shares of each
                                             of the affected classes present
                                             at the meeting.

                                          Under Finnish corporate law, Stora
                                          Enso's articles of association may
                                          not be amended, altered or repealed
                                          by the board of directors.

                                          Stora Enso does not have an
                                          organizational document comparable
                                          to Consolidated's bylaws.

                        Shareholders' Inspection Rights

                                               Provisions To Be Applicable
   Provisions Currently Applicable             to Stora Enso Shareholders
    to Consolidated Shareholders
                                          Under Finnish corporate law,
Under Wisconsin corporate law, each       shareholders may, during ordinary
shareholder of record and his or her      business hours, examine the
agent or attorney has the right to        company's list of shareholders, the
inspect and copy for a proper             company's list of shares and the
purpose the list of shareholders          minutes of the general meetings of
prepared for a meeting. The list          shareholders. In addition,
must be arranged by class or series       shareholders are entitled to request
of shares and must show the address       information from the members of the
of, and the number of shares owned        company's board of directors and the
by, each shareholder of record.           president and chief executive
Inspections must be conducted during      officer in a general meeting of
regular business hours at the             shareholders regarding issues
shareholder's expense. This right of      relating to the company's financial
inspection begins two business days       statements and financial condition
after notice of the shareholders'         as well as other issues considered
meeting is given and continues            in the meeting. The board of
through the meeting. This right of        directors and the president and
inspection may be exercised upon          chief executive officer have an
written demand.                           obligation to provide the requested
                                          information unless they determine
                                          that the release of such information
                                          would be materially detrimental to
                                          the company. If the board of
                                          directors determines that releasing
                                          the requested information would be
                                          materially detrimental to the
                                          company, the information must be
                                          provided to one of the company's
                                          auditors within two weeks of the
                                          general meeting. The auditor must,
                                          within one month of the general
                                          meeting, prepare a statement as to
                                          the materiality to the company of
                                          the requested information, as
                                          reflected in the company's accounts,
                                          and this statement must be made
                                          available to the shareholders at the
                                          principal executive offices of the
                                          company.

Both shareholders of record and
beneficial shareholders of a
Wisconsin corporation who satisfy
specified requirements, and their
attorneys and agents, have the right
to inspect and copy the
corporation's bylaws and, subject to
the requirements discussed below,
minutes of meetings and consent
actions of the board of directors
and shareholders, records of actions
taken by a committee of the board of
directors on behalf of the
corporation, accounting records and
the record of shareholders.
Inspections must be conducted during
regular business hours and are
conducted at the shareholder's
expense. Notice of a demand must be
given in writing five business days
before the date on which the
shareholder wants to inspect and
copy the records. For records other
than the bylaws, the demand must be
made in good faith and for proper
purpose, and the person must have
been a shareholder for at least six
months or hold at least 5% of the
outstanding shares of the
corporation.

A Wisconsin corporation is also
required to mail a copy of its
latest financial statements to any
shareholder who requests a copy in
writing.

                                   Dividends

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Under Finnish corporate law and
Under Wisconsin corporate law,            general market practice, dividends
dividends are paid at the discretion      on the shares of a Finnish company
of the board of directors of a            are paid annually after the
Wisconsin corporation. The board may      shareholders' approval of the
authorize, and the corporation may        company's results for that year.
pay, dividends or make other              This means, in effect, that the
distributions to its shareholders,        payment of each annual dividend
including in connection with the          requires the approval of the holders
repurchase of the corporation's           of a majority of votes represented
shares, in amounts determined by the      at an annual general meeting of
board, unless:                            shareholders. The amount of the
                                          dividend may not exceed the amount
                                          recommended by the board of
                                          directors, except to a limited
                                          extent in the event of a demand by
                                          holders of at least ten percent of
                                          the total number of shares
                                          outstanding. It is the current
                                          practice of Stora Enso's board of
                                          directors to publicly announce their
                                          recommendation regarding dividends
                                          for the preceding fiscal year in
                                          February of each year. The
                                          recommendation of the board of
                                          directors is considered at the
                                          annual general meeting, which is
                                          usually held in March or April of
                                          the year following the year with
                                          respect to which the dividend is
                                          paid.

 . after the distribution the
   corporation would not be able to
   pay its debts as they become due
   in the usual course of business;
   or

 . the corporation's total assets
   after the distribution would be
   less than the sum of its total
   liabilities, plus, unless the
   articles of incorporation provide
   otherwise, the amount that would
   be needed to satisfy the
   preferential rights upon
   dissolution of shareholders whose
   preferential rights are superior
   to those receiving the
   distribution, if the corporation
   were to be dissolved at the time
   of distribution. Consolidated's
   articles of incorporation do not
   contain a provision like this and
   Consolidated does not have any
   outstanding shares with preferred
   rights.

                                          Under Finnish corporate law, the
                                          amount of any dividend is limited to
                                          the amount of distributable funds
                                          based upon the financial statements
                                          approved by the shareholders at the
                                          most recent annual general meeting.
                                          Distributable funds include:

                                           .the profit for the preceding
                                           financial year;

                                           .retained earnings from previous
                                           years; and

                                           .other unrestricted equity

                                          less the reported losses,
                                          capitalized incorporation, research
                                          and specified development costs,
                                          acquisition cost of the company's
                                          own or parent company's shares, and
                                          the amount that the articles of
                                          association require to be
                                          transferred to the reserve fund or
                                          is otherwise to be left
                                          undistributed. Stora Enso's articles
                                          of association do not require any
                                          amount to be transferred to a
                                          reserve fund or otherwise left
                                          undisturbed.

                                          In addition, the amount of any
                                          dividend is limited to the lesser of
                                          the parent company's and the
                                          consolidated group's distributable
                                          funds available at the end of the
                                          preceding fiscal year. See
                                          "Description of Stora Enso Series R
                                          Shares--Dividends and Other
                                          Distributions."

                             Issuance of New Shares

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Under Finnish corporate law, a
Under Wisconsin corporate law, a          corporation's share capital may be
corporation may, by action of its         increased, so long as the
board of directors, issue up to the       corporation's total share capital
number of shares of a class or            after the issuance does not exceed
series authorized in the                  the authorized share capital set
corporation's articles of                 forth in the articles of
incorporation. If a corporation           association, through a resolution
wishes to increase the number of          passed at a general meeting of
shares of a class or series               shareholders by a majority of all
authorized in its articles of             votes cast. For a corporation to
incorporation, then it must amend         increase its share capital in excess
its articles of incorporation in the      of its currently authorized share
manner described above.                   capital would require amending the
                                          corporation's articles of
                                          association by a vote of two-thirds
                                          of all votes cast and all shares
                                          represented at a general meeting of
                                          shareholders.

The listing requirements of the NYSE
applicable to Consolidated require
prior shareholder approval of
specified issuances of shares,
including issuances of shares
bearing voting power equal to or
exceeding 20% of the pre-issuance
outstanding voting power or pre-
issuance outstanding number of
shares.

                                          In general, under Finnish corporate
                                          law, shareholder approval is
                                          required before a company may issue
                                          new shares. However, shareholders
                                          may authorize the board of directors
                                          to approve a new issuance of shares
                                          in the future without obtaining
                                          further shareholder authorization,
                                          provided that this authorization may
                                          not be used by the board of
                                          directors to approve a share
                                          issuance in excess of 20% of the
                                          company's outstanding share capital
                                          at the time the shareholders granted
                                          the board of directors this
                                          authority.

                                          The same NYSE listing requirements
                                          will apply to Stora Enso if the ADSs
                                          are listed on the NYSE.

                                 Assessability

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
In general, shareholders of a             In general, shareholders of a
Wisconsin corporation are not             Finnish corporation are not
personally liable for the acts or         personally liable for the acts or
debts of the corporation.                 debts of the corporation.
Shareholders of a Wisconsin
corporation may be directly liable
up to the aggregate par value of the
shares owned by them for debts of
the corporation owed to the
corporation's employees for services
performed for the corporation, but
not exceeding six months' service in
any one case. Some Wisconsin courts
have interpreted par value to mean
the amount paid by the shareholder
for their shares.

                               Preemptive Rights

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
Under Wisconsin corporate law,            Under Finnish corporate law,
subject to specified limitations,         shareholders of Finnish companies
holders of shares of a class              have preferential rights to
authorized before 1991 have               subscribe, on a pro rata basis, for
preemptive rights to acquire a            new shares as well as for new
corporation's unissued shares or          issuances of warrants or debt
other securities convertible into         instruments convertible into shares
unissued shares, unless the articles      or carrying warrants to subscribe
of incorporation provide otherwise.       for shares, unless the corporate
Consolidated's articles of                resolution approving the issuance
incorporation provide that no holder      provides otherwise. Shareholders may
of its capital stock has or will          waive their preferential
have any preemptive rights.               subscription rights in respect of
                                          any particular offering, either
                                          individually or collectively, at a
                                          general meeting of shareholders. In
                                          the case of a collective waiver of
                                          preferential subscription rights,
                                          the waiver must be approved by at
                                          least two-thirds of all votes cast
                                          and all shares represented at a
                                          general meeting of shareholders.

                              Takeover Protections

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Finnish corporate law does not
Wisconsin corporate law protects          contain any specific restrictions on
domestic corporations from hostile        business combinations between a
takeovers and abusive takeover            Finnish corporation and a
tactics by preventing a person from       significant shareholder or an
engaging in specified transactions        interested shareholder.
with the corporation after that
person has acquired a significant
portion of the corporation's shares.
These protections fall into three
categories:

                                          Restrictions on foreign ownership of
                                          Finnish companies were abolished as
                                          of January 1, 1993. However, under
                                          the Finnish Act on the Control of
                                          Foreigners' Acquisition of Finnish
                                          Companies of 1992, clearance by the
                                          Finnish Ministry of Trade and
                                          Industry would be required if a
                                          foreign person or entity, other than
                                          a person or entity from another
                                          member state of the European
                                          Economic Area or the Organization
                                          for Economic Cooperation and
                                          Development, or a Finnish entity
                                          controlled by one or more of these
                                          foreign persons or entities, were to
                                          acquire one-third or more of the
                                          voting power of Stora Enso. The
                                          Ministry of Trade and Industry may
                                          refuse clearance where the
                                          acquisition would jeopardize
                                          important national interests, in
                                          which case the matter would be
                                          referred to the government of
                                          Finland.

 . the business combination statute,
   which regulates specified types of
   transactions with interested
   stockholders;

 . the fair price statute, which
   regulates the price at which large
   shareholders may acquire the
   remaining shares of the
   corporation; and

 . the control share statute, which
   regulates the voting power of
   shares held by specified large
   shareholders.

The following is a summary of each
of these statutes.

Business combination
statute. Wisconsin corporate law
prohibits business combinations
between some Wisconsin corporations;
including Consolidated, and a person
who is an interested stockholder.
This prohibition lasts for three
years after the date on which that
person became an interested
stockholder. Business combinations
include mergers, share exchanges,
sales of assets, liquidations,
dissolutions,

   Provisions Currently Applicable
    to Consolidated Shareholders
and specified types of stock
transactions and stock issuances. An
interested stockholder is a person
who owns at least 10% of a
corporation's outstanding shares or
who is an affiliate or associate of
the corporation and owned at least
10% of the corporation's outstanding
shares at any time within the prior
three-year period. The prohibition
on business combinations does not
apply if the corporation's board of
directors approves either the
business combination or the share
acquisition that caused the person
to be designated as an interested
stockholder. The board of directors'
approval must be given before the
date on which a person becomes an
interested stockholder. The
prohibition on business combinations
continues after the initial three-
year period unless:

 . the corporation's board of
   directors approved the share
   acquisition that caused the
   interested stockholder to be
   designated as an interested
   stockholder;

 . a majority of the corporation's
   stockholders, excluding the
   interested stockholder, approve
   the business combination;

 . the interested stockholder pays a
   fair price, as defined in the
   statute, for the shares it
   acquires in the business
   combination; or

 . the business combination is
   specifically excluded from the
   prohibition on business
   combinations.

The business combination statute
does not apply to the merger because
the merger is not a business
combination with an interested
stockholder within the meaning of
the business combination statutes.

Fair price statute. Wisconsin
corporate law requires that business
combinations between some Wisconsin
corporations, including
Consolidated, and a person
designated as a significant
shareholder must be approved by 80%
of all of the corporation's
shareholders and two-thirds of all
of the corporation's shareholders
other than the significant
shareholder. This requirement does
not apply if the corporation's
shareholders receive a fair price,
as defined in the statute, for their
shares from the significant
shareholder in the business
combination. A significant
shareholder is a person who owns 10%
or more of the corporation's
outstanding shares or who is an
affiliate of the corporation and
owned at least 10% of the
corporation's outstanding shares at
any time within the prior two-year
period.

   Provisions Currently Applicable
    to Consolidated Shareholders
The fair price statutes do not apply
to the merger because the merger is
not a business combination with a
significant shareholder within the
meaning of the fair price statutes.

Control share statute. Under
Wisconsin corporate law, if a person
holds more than 20% of the
outstanding shares of some Wisconsin
corporations, including
Consolidated, then the voting power
of the shares held by that person in
excess of 20% of the corporation's
outstanding shares is reduced to 10%
of the voting power the excess
shares would otherwise have had. The
full voting power of the excess
shares may be restored by a vote of
a majority of the corporation's
shares. The person seeking
restoration of full voting power may
vote on this resolution.

                        Dissenters' or Appraisal Rights

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Under Finnish corporate law, when a
Under Wisconsin corporate law, a          person, alone or together with one
shareholder may dissent from, and         or more of its affiliates, owns both
obtain payment of the fair value of       more than nine-tenths of all the
his or her shares in the event of,        share capital in a company and
specified mergers, share exchanges        shares representing more than 90
and transactions involving the sale       percent of the shares and the votes
of all or substantially all of the        entitled to be cast at a meeting of
corporation's property other than in      shareholders, that person may
the usual and regular course of           require the minority shareholders to
business. However, dissenters'            sell their shares to such person, a
rights generally are not available        so-called compulsory acquisition. On
to holders of shares, such as             the other hand, any minority
Consolidated shares, that are             shareholder which is a shareholder
registered on a national securities       in a company that has a majority
exchange or quoted on the National        shareholder with sufficient share
Association of Securities Dealers,        capital and voting rights to effect
Inc. Automated Quotations System,         a compulsory acquisition, may demand
unless the transaction is a business      that the majority shareholder
combination involving a significant       purchase his or her shares. Absent
shareholder or the corporation's          an agreement on the purchase price,
articles of incorporation provide         an arbitration tribunal will
otherwise.                                determine a reasonable price, which,
                                          in the case of a compulsory
                                          acquisition following an offer to a
                                          substantial number of persons, in
                                          which more than the majority of the
                                          outstanding shares were acquired by
                                          such majority owner, or its
                                          affiliate, will, normally, be the
                                          same as the price paid in such
                                          offer. Finnish corporate law does
                                          not provide for any other kind of
                                          appraisal rights.

Because the Consolidated shares are
listed on the New York Stock
Exchange, Consolidated's articles of
incorporation do not provide for
dissenters' rights and the merger is
not a business combination including
a significant shareholder within the
meaning of the dissenters' rights
statute, Consolidated's shareholders
do not have dissenters' rights in
the merger.

       Size, Qualifications and Classification of the Board of Directors

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Stora Enso's articles of association
Consolidated's articles of                provide that the board of directors
incorporation provide that the            may not have fewer than six nor more
number of directors constituting the      than ten members. Stora Enso's
board of directors shall be fixed in      shareholders will be asked to
the bylaws, but shall not be less         approve a resolution to increase the
than three. Consolidated's bylaws         maximum size of the board to 11
provide that the number of directors      members. Directors are elected by
shall be nine or such other number        the annual general meeting of
fixed by a majority vote of the           shareholders for a period ending
board of directors. By resolution of      with the following annual general
Consolidated's board of directors,        meeting of shareholders. Under
there are currently 12 members on         Finnish corporate law at least half
Consolidated's board. Consolidated's      of the board members must be
bylaws provide that Consolidated          residents of a European Economic
directors do not need to be               Area country unless the Finnish
residents of the state of Wisconsin       Ministry of Trade and Industry has
or shareholders of Consolidated.          granted an exception from such
Consolidated's board of directors is      requirement. Stora Enso's board of
not divided into classes and each         directors currently consists of ten
director serves for a one-year term       members, all of whom are residents
until his or her successor is             of the European Economic Area
elected.                                  countries.

                 Removal of Directors and Filling of Vacancies

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Under Finnish corporate law,
Under Wisconsin corporate law,            directors may be removed from office
shareholders of a corporation may         at any time, with or without cause,
remove a director with or without         by a majority of votes cast at a
cause, unless the corporation's           general meeting. Vacancies on the
articles of incorporation or bylaws       board of directors may only be
provide that a director may only be       filled by a majority of votes cast
removed for cause. Consolidated's         at a general meeting except where
bylaws provide that a director may        statutory provisions or the articles
only be removed by the shareholders       of association prescribe otherwise.
for cause, except that the                Stora Enso's articles of association
shareholders may remove a director        do not contain any provisions
without cause if the board of             relating to the removal of directors
directors recommends the removal of       or filling of vacancies on the board
the director. Under Consolidated's        of directors.
bylaws, cause means being convicted
of a felony which may not be
appealed or being judged liable for
actions or omissions in the
performance of the director's duty
to Consolidated which has a material
adverse effect on Consolidated, with
no further right of appeal.

Consolidated's bylaws provide that
vacancies on the board of directors
may be filled by the shareholders,
the board of directors or a majority
of all of the directors remaining in
office if the number of directors
remaining in office is less than a
quorum.

                     Limitations on a Director's Liability

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Under Finnish corporate law,
Under Wisconsin corporate law, a          directors may become personally
director is not liable to the             liable to the corporation for
corporation, its shareholders or any      damages caused to shareholders based
person asserting rights on behalf of      on negligence or intentional acts.
the corporation or its shareholders       Personal liability to a third party,
for monetary damages or other             including creditors, employees and
monetary liabilities arising from a       contractors of the company,
breach of or failure to perform any       requires, in addition to negligence
duty resulting solely from his or         or an intentional act, a breach of a
her status as a director, unless the      provision of the Finnish corporate
breach constitutes:                       law or the corporation's articles of
                                          association. Under Finnish law,
                                          directors and officers must
                                          discharge their duties with that
                                          degree of care and skill that an
                                          "ordinary prudent person" would
                                          exercise under similar circumstances
                                          in like position, and breach of this
                                          standard constitutes negligence.
                                          Courts will not second guess the
                                          business judgments of directors and
                                          officers if exercised in good faith
                                          on the basis of available
                                          information.

 . a willful failure to deal fairly
   with the corporation or its
   shareholders in connection with a
   matter in which the director has a
   material conflict of interest;

 . a violation of criminal law,
   unless the director had reasonable
   cause to believe that his or her
   conduct was lawful or no
   reasonable cause to believe that
   his or her conduct was unlawful;

 . a transaction from which the
   director derived an improper
   personal profit; or

 . willful misconduct.

Under Wisconsin corporate law, a
director or officer, in discharging
his or her duties to the corporation
and determining what he or she
believes is in the best interests of
the corporation, may, in addition to
considering the effects of any
action on shareholders, consider:

 . the effects of the action on
   employees, suppliers and customers
   of the corporation;

 . the effects of the action on the
   communities in which the
   corporation operates; and

 . any other factors that the
   director or officer considers
   pertinent.

                   Indemnification of Officers and Directors

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Finnish corporate law does not
Wisconsin corporate law requires a        address the question of whether a
corporation to indemnify a director       company may in advance agree to
or officer to the extent that he or       indemnify its directors and officers
she has been successful on the            for costs and expenses incurred by
merits or otherwise in the defense        them as a result of suits or claims
of a proceeding for all reasonable        arising out of their past or future
expenses that he or she incurred in       service to the company. Market
the proceeding if the director or         practice in Finland has been not to
officer was a party because he or         include any specific indemnity
she is or was a director or officer       provisions in the articles of
of the corporation. Indemnification       association of publicly listed
is also required in

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          companies, but rather to
other instances, unless the director      retroactively discharge the
or officer is personally liable           directors and officers of the
because the director or officer           company from any and all liabilities
breached or failed to perform a duty      relating to their activities on
that he or she owes to the                behalf of the company by proposing
corporation, and the breach or            resolutions to that effect for the
failure to perform constitutes any        consideration of shareholders at the
of the following:                         annual general meeting and through
                                          establishment of directors and
                                          officers insurance plans. Adoption
                                          of a resolution in favor of
                                          indemnification by the shareholders
                                          prevents the company from bringing a
                                          lawsuit against the director or
                                          officer based on facts that the
                                          company or the shareholders were
                                          aware of at the time of the adoption
                                          of the resolution. However,
                                          shareholders may bring a suit
                                          against the officers or directors in
                                          the name of the company based on
                                          facts they were not aware of at the
                                          time of the adoption of the
                                          resolution. In addition,
                                          shareholders may, despite the
                                          adoption of the resolution, bring a
                                          suit in the name of the company if a
                                          director or officer has caused
                                          damage directly to the shareholders.

 . a willful failure to deal fairly
   with the corporation or its
   shareholders in connection with a
   matter in which the director or
   officer has a material conflict of
   interest;

 . a violation of criminal law,
   unless the director or officer had
   reasonable cause to believe that
   his or her conduct was lawful or
   no reasonable cause to believe
   that his or her conduct was
   unlawful;

 . a transaction from which the
   director or officer derived an
   improper personal benefit; or

 . willful misconduct.

Wisconsin corporate law allows a
corporation to limit its obligation
to indemnify directors and officers,
but Consolidated's articles of
incorporation do not limit
Consolidated's obligation to
indemnify its directors and
officers.

Wisconsin corporate law also permits
a corporation to provide directors
and officers additional rights of
indemnification, except for conduct
described above, in the articles of
incorporation or bylaws, by a
resolution adopted by the board of
directors or a majority vote of
shareholders, or by written
agreement. Consolidated's bylaws
provide for indemnification of its
directors and officers to the
fullest extent permitted by
Wisconsin law and set forth
procedural requirements for
requesting indemnification. If a
director or officer provides
Consolidated with a written
affirmation of his or her good faith
belief that he or she has not
breached or failed to perform his or
her duties in a manner listed above
and a written undertaking to repay
Consolidated if he or she is not
entitled to indemnification, then
Consolidated is required to pay or
reimburse the director or officer
for all reasonable expenses as
incurred.

                        Shareholder Derivative Lawsuits

   Provisions Currently Applicable             Provisions To Be Applicable
    to Consolidated Shareholders               to Stora Enso Shareholders
                                          Under Finnish corporate law,
Under Wisconsin corporate law, a          individual shareholders may initiate
shareholder of record or a                derivative actions to enforce the
beneficial shareholder of a               rights of a corporation only in
corporation may commence or maintain      limited circumstances. Derivative
a civil suit in the right of the          actions may generally be initiated
corporation, also referred to as a        only upon a vote of shareholders at
derivative proceeding, only if:           a general meeting. After a general
                                          meeting has resolved to discharge
                                          the management from liability in
                                          respect of the latest fiscal year,
                                          shareholders generally cannot
                                          initiate a derivative action against
                                          management relating to that fiscal
                                          year. In some situations, when the
                                          general meeting does not result in
                                          the initiation of a derivative
                                          action against management or the
                                          enforcement of other rights of the
                                          corporation, shareholders can
                                          initiate a derivative action;
                                          provided, however, that an action
                                          can generally be initiated only by a
                                          group of shareholders holding, in
                                          the aggregate, at least 10% of all
                                          issued shares or at least two-thirds
                                          of the shares represented at the
                                          general meeting.

 . the shareholder was a shareholder
   of record or beneficial
   shareholder at the time of the act
   or omission complained of or
   became a shareholder through
   transfer by operation of law from
   a person who was a shareholder at
   that time;

 . the shareholder fairly and
   adequately represents the
   interests of the corporation in
   enforcing the right of the
   corporation;

 . a written demand is made upon the
   corporation to take suitable
   action; and

 . 90 days expire from the date on
   which the demand was made, unless
   the shareholder is notified prior
   to the expiration of the 90 days
   that the corporation has rejected
   the demand, or unless irreparable
   injury would result to the
   corporation by waiting for the
   expiration of the 90 days.

A court is required to dismiss a
derivative proceeding upon a motion
by the corporation if the court
finds that one of the groups
specified under Wisconsin corporate
law has determined, acting in good
faith after conducting a reasonable
inquiry upon which its conclusions
are based, that maintenance of the
derivative proceeding is not in the
best interests of the corporation.
This determination may be made by:

 . a majority vote of independent
   directors present at a meeting of
   the board of directors if the
   independent directors constitute a
   quorum;

 . a majority vote of a committee
   consisting of two or more
   independent directors appointed by
   majority vote of independent
   directors present at a meeting of
   the board of directors, whether or
   not the independent directors who
   vote constitute a quorum; or

 . a panel of one or more independent
   persons appointed by a court upon
   a motion by the corporation.

   Provisions Currently Applicable
    to Consolidated Shareholders
If a shareholder commences a
derivative suit after a
determination has been made to
reject the demand, then the
shareholder must allege that the
determination was made improperly. A
court has the ability to delay a
derivative proceeding for an
appropriate period of time if the
corporation commences an inquiry
into the allegations made in the
demand or complaint. Under some
circumstances, a court may charge
the shareholder or the corporation
with the expenses of the derivative
proceeding.

               ENFORCEMENT OF LIABILITIES AND SERVICE OF PROCESS

  Stora Enso is organized under the laws of the Republic of Finland. All of Stora Enso's directors, except for George W. Mead following the transaction, and executive officers, as well as some of the experts named in this document, are not residents of the United States, and a substantial portion of the assets of Stora Enso and its directors and officers are located outside the United States. As a result, it may not be possible for investors to effect service of process within the United States upon these persons or to enforce against them in U.S. courts judgments obtained in U.S. courts based upon civil liability provisions of the federal securities laws of the United States. Stora Enso has been advised by Mr. Jyrki Kurkinen, general counsel of Stora Enso, that there is doubt as to the enforceability in Finland, in original actions or actions for the enforcement of judgments of U.S. courts, of civil liabilities based solely upon the federal securities laws of the United States.

                      WHERE YOU CAN FIND MORE INFORMATION

  Consolidated files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. Following the merger, Stora Enso will be required to file annual and special reports, including annual reports on Form 20-F (which it will first file in 2001 with respect to fiscal year 2000), and other information with the SEC. You may read and copy any reports, statements or other information on file with the SEC at the SEC's public reference room located at 450 Fifth Street, NW, Washington, D.C. 20549 or at one of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. SEC filings are also available to the public from commercial document retrieval services and, for the Consolidated filings and the registration statement of which this document forms a part, at the Internet world wide web site maintained by the SEC at www.sec.gov.

  Stora Enso has filed a registration statement on Form F-4 to register with the SEC the Stora Enso Series R shares underlying the Stora Enso ADSs Consolidated shareholders will receive in the merger and a registration statement on Form F-6 in respect of the Stora Enso ADSs. This document is a part of the registration statement on Form F-4 and constitutes a prospectus of Stora Enso, as well as being a proxy statement of Consolidated for its shareholder meeting.

  The SEC permits Stora Enso and Consolidated to "incorporate by reference" information into this document. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information contained directly in this document.

  This document incorporates by reference the filings set forth below that have been previously made with the SEC. These filings contain important information about Consolidated and its financial condition.

  The following documents, which have been filed by Consolidated or Stora Enso with the SEC, are incorporated by reference into this document:

  . Consolidated's Quarterly Report on Form 10-Q for the period ended March
    31, 2000 (SEC File Number 001-11359 and filing date of May 12, 2000);

  . Consolidated's Annual Report on Form 10-K, for the year ended December
    31, 1999 (SEC File Number 001-11359 and filing date of March 24, 2000);

  . Consolidated's Annual Report on Form 10-K/A for the year ended December
    31, 1999 (SEC File Number 001-11359 and filing date of July 26, 2000);

  . Consolidated's Current Report on Form 8-K, dated February 22, 2000 (SEC
    File Number 001-11359 and filing date of February 24, 2000);

  . Consolidated's Current Report on Form 8-K, dated February 22, 2000 (SEC
    File Number 001-11359 and filing date of March 1, 2000);

  . Consolidated's Current Report on Form 8-K, dated February 22, 2000 (SEC
    File Number 001-11359 and filing date of March 2, 2000);

  . Consolidated's Current Report on Form 8-K, dated July 19, 2000 (SEC File
    Number 001-11359 and filing date of July 20, 2000);

  . Consolidated's Form 425, dated June 14, 2000 (SEC File Number 001-11359) and filing date of June 14, 2000.

  . Consolidated's Form 425, dated April 13, 2000 (SEC File Number 001-11359) and filing date of April 13, 2000.

  . Consolidated's Form 425, dated April 12, 2000 (SEC File Number 001-11359 and filing date of April 12, 2000);

  . Consolidated's Form 425, dated April 10, 2000 (SEC File Number 001-11359 and filing date of April 10, 2000);

  . Consolidated's Form 425, dated March 13, 2000 (SEC File Number 001-11359 and filing date of March 13, 2000);

  . Stora Enso's Form 425, dated July 24, 2000 (SEC File Number 001-11359 and filing date of July 24, 2000);

  . Stora Enso's two Forms 425, each dated July 5, 2000 (SEC File Number 001-
    11359 and filing date of July 5, 2000);

  . Stora Enso's Form 425, dated April 13, 2000 (SEC File Number 001-11359 and filing date of April 13, 2000);

  . Stora Enso's Form 425, dated March 14, 2000 (SEC File Number 001-11359 and filing date of March 14, 2000); and

  . Stora Enso's Form 425, dated February 22, 2000 (SEC File Number 001-11359 and filing date of March 13, 2000).

  Stora Enso and Consolidated also incorporate by reference into this document additional documents that they may file with the SEC from the date of this document to the date of Consolidated's special meeting. These include reports such as Annual Reports on Form 10-K and Form 20-F, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any reports on Form 6-K so designated, as well as proxy statements. Consolidated shares are listed on the NYSE. The Stora Enso Series R shares are listed on the Helsinki Stock Exchange under the symbol "STERV" and on the OM Stockholm Exchange under the symbol "STER." You may inspect any periodic reports, proxy statements and other information filed with the SEC by Consolidated at the offices of the NYSE, 20 Broad Street, New York, New York 10005. We expect that after the merger, the Stora Enso ADSs will be listed on the NYSE and that, following the merger, you will be able to inspect any periodic reports and other information filed with the SEC by Stora Enso at the offices of the NYSE.

  If you are a Stora Enso or Consolidated shareholder, you may have been sent some of the documents incorporated by reference, but you can obtain any of them through Stora Enso, Consolidated, the SEC or, in the case of Consolidated's documents, the SEC's Internet world wide web site as described above. Documents incorporated by reference are available without charge, excluding all exhibits unless an exhibit has been specifically incorporated by reference into this document. Shareholders may obtain documents incorporated by reference into this document by requesting them in writing, by telephone, by e-mail or web site from the appropriate company at the following addresses:

     Stora Enso Oyj                       Consolidated Papers, Inc.
 Kanavaranta 1, P.O. Box                       510 High Street
           309                                  P.O. Box 8050
   FIN-00101 Helsinki               Wisconsin Rapids, Wisconsin 54495-8050
         Finland                          Telephone: 1-715-422-3778
Telephone: 011-358-2046-             Web site: www.consolidatedpapers.com
           131                               Attention: Secretary
        Web site:
    www.storaenso.com
   Attention: Investor
        Relations

  If you would like to request documents from Stora Enso or Consolidated, please do so by August 23, 2000 to receive them before the Consolidated special meeting.

  You should rely only on the information contained or incorporated by reference into this document to vote on the transaction. No one has been authorized to provide you with information that is different from what is contained in, or incorporated by reference into, this document. This document is dated July 26, 2000. You should not assume that the information contained in, or incorporated by reference into, this document is accurate as of any date other than that date, and neither the mailing of this document to Consolidated shareholders nor the issuance of Stora Enso ADSs in the merger shall create any implication to the contrary.

                                    EXPERTS

  The consolidated financial statements of Stora Enso as of December 31, 1998 and 1999 and for each of the three years in the period ended December 31, 1999 included in this document have been so included in reliance on the report of SVH Pricewaterhouse Coopers Oy, independent accountants, given on the authority of said firm as experts in auditing and accounting.

  The consolidated financial statements of Consolidated Papers incorporated by reference in this document as of and for the year ended December 31, 1999, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and are included in this document in reliance upon the authority of said firm as experts in giving said reports.

  The consolidated financial statements of Enso Group for each of the two years in the period ended as of December 31, 1998 included in this document have been so included in reliance on the report of SVH Pricewaterhouse Coopers Oy, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                 LEGAL MATTERS

  The validity of the Stora Enso Series R shares, including those underlying the ADSs, to be issued to Consolidated shareholders in connection with the merger, as well as other legal matters in connection with the merger will be passed upon for Stora Enso by Asianajotoimisto White & Case Oy. Other specified legal matters in connection with the merger will be passed upon for Stora Enso by Cleary, Gottlieb, Steen & Hamilton. Specified legal matters in connection with the merger will be passed upon for Consolidated by McDermott, Will & Emery.

             INDEX TO STORA ENSO CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----
Report of Independent Accountants........................................ F-2

Consolidated Income Statements for the years ended December 31, 1997,
 1998 and 1999........................................................... F-3

Consolidated Balance Sheets as at December 31, 1998 and 1999............. F-4

Equity Reconciliation as at December 31, 1998 and 1999................... F-5

Consolidated Cash Flow Statements for the years ended December 31, 1997,
 1998 and 1999........................................................... F-6

Notes to the Stora Enso Consolidated Financial Statements................ F-8

          INDEX TO STORA ENSO UNAUDITED CONDENSED CONSOLIDATED INTERIM
                              FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----
Unaudited Condensed Consolidated Interim Income Statements for the three month periods ended March 31, 1999 and 2000............................. F-65

Unaudited Condensed Consolidated Interim Balance Sheets as at March 31,
 1999 and 2000........................................................... F-66

Unaudited Condensed Statement of Changes in Shareholders' Equity......... F-67

Unaudited Condensed Consolidated Interim Cash Flow Statements for the
 three month periods ended March 31, 1999 and 2000....................... F-68

Notes to the Unaudited Condensed Consolidated Interim Financial
 Statements.............................................................. F-69

             INDEX TO ENSO GROUP CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----
Report of Independent Accountants........................................ F-77

Consolidated Income Statements for the years ended December 31, 1997 and
 1998.................................................................... F-78

Consolidated Cash Flow Statements for the years ended December 31, 1997 and 1998................................................................ F-79

Notes to the Enso Group Consolidated Financial Statements................ F-81

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of STORA ENSO OYJ

  We have audited the accompanying consolidated balance sheets of Stora Enso Oyj and its subsidiaries as of December 31, 1999 and 1998, and the related consolidated income statements and consolidated cash flows for each of the three years in the period ended December 31, 1999, all expressed in euros. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in Finland, which are substantially the same as those followed in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Stora Enso Oyj and its subsidiaries as of December 31, 1999 and 1998, and the consolidated results of their operations and cash flows for each of the three years in the period ended December 31, 1999, in conformity with International Accounting Standards.

  International Accounting Standards vary in certain respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of consolidated net profit for each of the two years in the period ended December 31, 1999, and the determination of consolidated shareholders' equity at December 31, 1999 and 1998, to the extent summarized in Note 28 to the consolidated financial statements.

SVH Pricewaterhouse Coopers Oy

/s/ Pekka Nikula
---------------------------------
Pekka Nikula
Authorized Public Accountant

Helsinki, Finland
February 22, 2000, except for Note 27,
as to which the date is April 17, 2000
and for Note 28, as to which the date is May 2, 2000

                        STORA ENSO OYJ AND SUBSIDIARIES
                         CONSOLIDATED INCOME STATEMENTS
                  (in millions, except for per share amounts)

                                        Year ended December 31,
                                       ----------------------------
                                 Note    1997      1998      1999      1999
                                 ----- --------  --------  --------  --------
                                        (Euro)    (Euro)    (Euro)      $
Sales...........................  2, 3  9,998.1  10,489.6  10,635.7  10,182.6
Changes in inventories of
 finished goods and work in
 progress.......................            7.9      41.8    (119.4)   (114.3)
Other operating income..........     5     60.6      44.9     126.1     120.7
Materials and services..........       (5,353.7) (5,033.5) (4,843.3) (4,637.0)
Freight and sales commissions...       (1,100.4) (1,016.0)   (993.5)   (951.2)
Personnel expenses.............. 6, 25 (1,737.3) (1,805.2) (1,754.3) (1,679.6)
Depreciation, amortization and
 impairment charges.............     9   (829.7) (1,151.4)   (885.4)   (847.7)
Other operating expenses........         (145.6)   (861.6)   (757.5)   (725.2)
                                       --------  --------  --------  --------
Operating profit................  2, 3    899.9     708.7   1,408.4   1,348.4
Net financial items.............     7   (280.1)   (379.2)   (266.6)   (255.2)
Share of results of associated
 companies......................    11     16.5       9.9       9.7       9.3
                                       --------  --------  --------  --------
Profit before tax and minority
 interests......................          636.3     339.4   1,151.5   1,102.4
Income tax expense..............     8   (205.6)   (148.2)   (394.5)   (377.7)
                                       --------  --------  --------  --------
Profit after tax................          430.6     191.2     757.0     724.8
Minority interests..............          (21.6)     (0.2)     (4.5)     (4.3)
                                       --------  --------  --------  --------
Net profit for the period.......          409.0     191.0     752.5     720.4
                                       ========  ========  ========  ========
Basic earnings per share........    26     0.54      0.25      0.99      0.95
Diluted earnings per share......    26     0.54      0.25      0.99      0.95


  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.
    All balances have been restated from Finnish markka into euros using the conversion rate as of
                                January 1, 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                                 (in millions)

                                                         As at December 31,
                                                     --------------------------
                                               Note    1998     1999     1999
                                              ------ -------- -------- --------
                                                      (Euro)   (Euro)     $
                   ASSETS
Fixed assets and other long-term investments      10
Intangible assets............................            42.0     60.3     57.7
Goodwill.....................................           540.5    466.4    446.5
Property, plant and equipment................        10,424.6 10,717.6 10,261.0
Investments in associated companies.......... 11, 12    334.1    165.5    158.4
Investments in other companies...............     13    128.8    280.4    268.5
Investments..................................     14     48.0     49.3     47.2
Non-current loan receivables.................     17     90.1     66.8     64.0
Deferred tax assets..........................      8      7.8      5.9      5.6
Other non-current assets.....................            79.2     88.6     84.8
                                                     -------- -------- --------
                                                     11,695.1 11,900.8 11,393.8
Current assets
Inventories..................................     15  1,332.3  1,265.6  1,211.7
Tax receivables..............................             3.4     71.9     68.8
Short-term receivables.......................     16  1,783.4  2,090.5  2,001.4
Current portion of loan receivables..........     17      3.9     63.0     60.3
Cash and cash equivalents....................     17    595.0    642.2    614.8
                                                     -------- -------- --------
                                                      3,718.0  4,133.2  3,957.1
                                                     -------- -------- --------
  Total assets...............................        15,413.1 16,034.0 15.351.0
                                                     ======== ======== ========
    SHAREHOLDERS' EQUITY AND LIABILITIES
Shareholders' equity.........................     18
Share capital................................         1,277.5  1,277.6  1,233.2
Restricted equity............................           704.6    698.2    668.5
Retained earnings............................         3,120.4  3,224.9  3,087.5
Net profit for the period....................           191.0    752.5    720.4
                                                     -------- -------- --------
                                                      5,293.5  5,953.2  5,699.6
                                                     -------- -------- --------
Minority interests...........................           278.7    202.0    193.4
                                                     -------- -------- --------
Commitments and contingencies................     23
Long-Term Liabilities
Pension provisions...........................     20    531.7    575.5    551.0
Deferred tax liabilities.....................      8  1,337.3  1,488.9  1,425.5
Other provisions.............................     20    256.0    186.5    178.6
Long-term debt...............................     19  4,294.1  3,846.2  3,682.4
                                                     -------- -------- --------
Other long-term liabilities..................            90.8     87.0     83.3
                                                     -------- -------- --------
                                                      6,509.9  6,184.1  5,920.7
Current liabilities
Current portion of long-term debt............     19  1,218.4    446.7    427.7
Short-term borrowings........................     19    475.4  1,476.6  1,413.7
Other current liabilities....................     20  1,451.7  1,507.8  1,443.6
Tax liabilities..............................           185.5    263.6    252.4
                                                     -------- -------- --------
                                                      3,331.0  3,694.7  3,537.3
                                                     -------- -------- --------
Total shareholders' equity and liabilities...        15,413.1 16,034.0 15,351.0
                                                     ======== ======== ========

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.
    All balances have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

                             EQUITY RECONCILIATION
                                 (in millions)

                                                     As at December 31,
                                                  ---------------------------
                                                   1998      1999      1999
                                                  -------  --------  --------
                                                  (Euro)    (Euro)      $
Share capital at January 1....................... 1,277.5   1,277.5   1,223.1
Warrants exercised...............................     --        0.1       0.1
Share capital at December 31..................... 1,277.5   1,277.6   1,223.2
                                                  -------  --------  --------
Restricted equity at January 1...................   736.2     704.6     674.6
Warrants exercised...............................     --        1.9       1.8
Transfer from retained earnings..................    23.4       --        --
Translation difference...........................   (55.0)     (8.3)     (7.9)
                                                  -------  --------  --------
Restricted equity at December 31.................   704.6     698.2     668.5
                                                  -------  --------  --------
Retained earnings at January 1................... 3,499.5   3,311.4   3,170.3
Effect of adopting IAS 19 revised................     --      (27.2)    (26.0)
Retained earnings as restated....................     --    3,284.2   3,114.3
Dividends paid...................................  (242.6)   (268.3)   (256.9)
Transfer to restricted equity....................   (23.4)      --        --
Translation difference...........................  (113.1)    208.9     200.0
Net profit for the period........................   191.0     752.5     720.4
                                                  -------  --------  --------
Retained earnings at December 31................. 3,311.4   3,977.4   3,808.0
                                                  -------  --------  --------
Total shareholders' equity....................... 5,293.5   5,953.2   5,699.6
                                                  =======  ========  ========
Distributable funds
Retained earnings at December 31................. 3,311.4   3,977.4   3,808.0
Untaxed reserves included in retained earnings...  (935.2) (1,387.2) (1,328.1)
                                                  -------  --------  --------
Distributable funds at December 31............... 2,376.2   2,590.2   2,479.9
                                                  =======  ========  ========
Cumulative translation differences
Restricted equity................................   327.0     318.7     305.1
Retained earnings................................  (514.9)   (306.0)   (293.0)
                                                  -------  --------  --------
Cumulative translation differences at December
 31..............................................  (187.9)     12.7      12.2
                                                  =======  ========  ========

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.
    All balances have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

                       CONSOLIDATED CASH FLOW STATEMENTS
                                 (in millions)

                                               Year ended December 31,
                                          ------------------------------------
                                            1997      1998     1999     1999
                                          --------  --------  -------  -------
                                           (Euro)    (Euro)   (Euro)      $
Net profit for the period...............     409.0     191.0    752.5    720.4
Reversal of non-cash items:
 Minority interests.....................      21.6       0.2      4.5      4.3
 Taxes..................................     205.6     148.2    394.5    377.7
 Depreciation, amortization and
  impairment charges....................     829.7   1,151.4    885.4    847.7
 Share of results of associated
  companies.............................     (16.5)     (9.9)    (9.7)    (9.3)
 Profit and losses on sale of fixed
  assets................................      (5.2)      6.4    (97.5)   (93.3)
 Net financial income...................     280.1     379.2    266.6    255.2
Interest received.......................      34.3      17.9     12.8     12.3
Interest paid, net of amount
 capitalized............................    (356.4)   (378.4)  (279.3)  (267.4)
Dividends received......................       2.1       2.3      3.9      3.7
Other financial items, net..............      39.9     (21.0)    37.3     35.7
Income taxes paid.......................     (79.4)    (39.1)  (310.9)  (297.7)
Change in net working capital, net of
 businesses acquired or sold............      20.2     136.0   (218.0)  (208.7)
                                          --------  --------  -------  -------
Net cash provided by operating
 activities.............................   1,385.0   1,584.2  1,442.1  1,380.7
                                          --------  --------  -------  -------
Cash flow from investing activities
Acquisition of subsidiary shares, net of
 cash...................................    (228.4)   (402.8)   (87.1)   (83.4)
Acquisition of shares in associated
 companies..............................     (93.8)    (42.4)    (2.7)    (2.6)
Investment in shares in other
 companies..............................     (22.7)    (68.8)   (14.1)   (13.5)
Capital expenditures....................  (1,201.1)   (896.4)  (729.1)  (698.0)
Proceeds from dispositions of subsidiary
 shares, net of cash....................     146.8     125.8    140.4    134.4
Proceeds from dispositions of shares in
 associated companies...................       6.9       --      72.0     68.9
Proceeds from dispositions of shares in
 other companies........................       4.4       3.7      1.5      1.4
Proceeds from sale of fixed assets......      38.7      35.4     28.7     27.5
Proceeds from (payments of ) long-term
 receivables, net.......................      17.8     (25.7)    28.0     26.8
                                          --------  --------  -------  -------
Net cash used in investing activities...  (1,331.4) (1,271.2)  (562.4)  (538.4)
                                          --------  --------  -------  -------
Cash flow from financing activities
Proceeds from (payments of) long-term
 liabilities, net.......................     225.3     313.2   (613.6)  (587.5)
Proceeds from (payments of) short-term
 borrowings, net........................    (172.3)   (143.2)    35.2     33.7
Dividends paid..........................    (235.7)   (244.8)  (268.8)  (257.3)
Proceeds from issuance of share
 capital................................       --        --       2.0      1.9
Other...................................      (5.7)      4.2      --       --
                                          --------  --------  -------  -------
Net cash used in financing activities...    (188.4)    (70.6)  (845.2)  (809.2)
                                          --------  --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents............................    (134.9)    242.4     34.6     33.1
Effect of exchange rate changes on cash
 and cash equivalents...................       9.6      (3.1)    12.7     12.2
Cash and cash equivalents at beginning
 of year................................     480.9     355.7    595.0    569.7
                                          --------  --------  -------  -------
Cash and cash equivalents at end of
 year...................................     355.7     595.0    642.2    614.8
                                          ========  ========  =======  =======

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.
    All balances have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

                       CONSOLIDATED CASH FLOW STATEMENTS
                                 (in millions)

Supplemental Cash Flow Information

                                                 Year ended December 31,
                                               ------------------------------
                                                1997    1998    1999    1999
                                               ------  ------  ------  ------
                                               (Euro)  (Euro)  (Euro)    $
Change in net working capital consists of:
Change in inventories.........................  (23.8)  (43.2)  120.7   115.6
Change in interest-free receivables........... (377.3)  221.4  (203.4) (194.7)
Change in interest-free liabilities...........  269.7   107.1   (87.0)  (83.3)
Proceeds from (payments of) short-term
 receivables..................................  151.6  (149.3)  (48.3)  (46.2)
                                               ------  ------  ------  ------
                                                 20.2   136.0  (218.0) (208.7)
                                               ======  ======  ======  ======
Non-cash investing and financing activities:
Finance lease obligations incurred............    --      --     11.1    10.6
Acquisition of group companies
Cash flow on acquisitions
Purchase consideration on acquisitions........  315.0   411.9    87.1    83.4
Cash and cash equivalents in acquired
 companies....................................  (86.6)   (9.1)    --      --
                                               ------  ------  ------  ------
                                                228.4   402.8    87.1    83.4
                                               ======  ======  ======  ======
Acquired net assets
Operating working capital.....................    4.7    42.3     1.2     1.1
Operating fixed assets........................  365.3   598.6     1.5     1.4
Interest-bearing assets less cash and cash
 equivalents..................................    4.4     1.3     --      --
Tax liabilities...............................    --     (3.4)    --      --
Interest-bearing liabilities..................  (79.6) (183.6)    1.0     1.0
Minority interests............................  (66.4)  (23.8)   83.4    79.8
                                               ------  ------  ------  ------
                                                228.4   402.8    87.1    83.4
                                               ======  ======  ======  ======
Disposition of subsidiary shares
Cash flow on disposal.........................  146.8   128.7   140.4   134.4
Sale consideration from disposal of
 companies....................................    --     (2.9)    --      --
                                               ------  ------  ------  ------
Cash and cash equivalents in sold companies...  146.8   125.8   140.4   134.4
                                               ======  ======  ======  ======
Net assets sold
Operating working capital.....................   19.7    69.1    27.8    26.6
Operating fixed assets........................  166.0   154.4    75.9    72.7
Interest-bearing assets less cash and cash
 equivalents..................................    --      0.2     --      --
Tax liabilities...............................  (13.6)  (34.5)    --      --
Interest-bearing liabilities..................    --    (45.6)    --      --
Minority interests............................    --     (4.4)    --      --
Gain (loss) on sale...........................  (25.2)  (13.4)   36.7    35.1
                                               ------  ------  ------  ------
                                                146.8   125.8   140.4   134.4
                                               ======  ======  ======  ======

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.
    All balances have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1--Accounting principles

 Principal activities

  Stora Enso Oyj (the "Company") is a Finnish limited liability company organized under the laws of the Republic of Finland, domiciled in Helsinki. The operations of Stora Enso Oyj and its subsidiaries (together "Stora Enso" or the "Group") are organized into core product areas and supporting areas. The core product areas are magazine paper, newsprint, fine paper and packaging boards. The supporting areas are timber products, market pulp, paper merchants and forest operations. The Group's main market is Europe.

 Basis of presentation

  The consolidated financial statements of Stora Enso are prepared in accordance with and comply with International Accounting Standards (IAS), and include the financial statements of Stora Enso Oyj and its subsidiaries. The financial statements are prepared under the historical cost convention. Stora Enso has previously prepared and reported its consolidated financial statements in Finnish markka ("FIM"). With the introduction of the euro ("EUR" or "(Euro)") on January 1, 1999, Stora Enso has elected to present the accompanying consolidated financial statements in euro. Accordingly, the Finnish markka consolidated financial statements for each period presented have been restated into euros using the Finnish markka/euro irrevocable conversion rate as of January 1, 1999, (Euro)1.00=FIM 5.94573. Stora Enso's restated euro financial statements depict the same trends as would have been presented if it had continued to present its consolidated financial statements in Finnish markka. Stora Enso's consolidated financial statements will, however, not be comparable to the euro financial statements of other companies that previously reported their financial information in a currency other than Finnish markka.

  Solely for the convenience of the reader, the consolidated financial statements as of and for the year ended December 31, 1999 have been translated into United States dollars ("USD" or "$") at the rate of USD 0.9574 per euro, the noon buying rate on March 31, 2000 as announced by the Federal Reserve Bank of New York. The translation should not be construed as a representation that the amounts shown could be converted into USD at such rate.

 Use of estimates

  The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

 Principles of consolidation

  Stora Enso was formed as a combination of Enso Oyj and Stora Kopparbergs Bergslags Aktiebolag (publ). In December 1998, the shareholders of Stora Kopparbergs Bergslags Aktiebolag (publ) converted 96.1% of their shares into the shares of Enso Oyj. As a result of the merger Stora Kopparbergs Bergslags Aktiebolag is a subsidiary of Stora Enso Oyj (formerly Enso Oyj).

  The Stora Enso merger was accounted for as a uniting of interests under IAS. Accordingly, the historical information of Enso and STORA have been restated as if the companies had been combined for all periods presented.

                        STORA ENSO OYJ AND SUBSIDIARIES

  The consolidated financial statements include the parent company, Stora Enso Oyj, and all companies in which it holds, directly or indirectly, over 50% of the voting rights. The financial statements of some companies which Stora Enso controls but in which Stora Enso holds less than 50% of the voting rights are also consolidated. The principal subsidiaries have been listed in Note 24.

  Associated companies (voting rights between 20% and 50%) are consolidated using the equity method. The most significant associated companies have been listed in Note 11. These are undertakings where the Group has significant influence, but which it does not control. Provisions are recorded for long term impairment value. Equity accounting involves recognizing in the income statement the Group's share of the associates profit or loss for the year. The Group's interest in the associated company is carried in the balance sheet at an amount that reflects its share of the net assets of the associate and includes goodwill on the acquisition.

  Companies that have been acquired are accounted for under the purchase method and are included in the consolidated financial statements from the date of their acquisition. Divestments are included in the consolidated financial statements until the date of sale.

  All inter-company transactions, receivables, liabilities and unrealized profits, as well as the distribution of profits within the Group, are eliminated. When necessary, accounting policies for subsidiaries have been adjusted to ensure consistency with the policies adopted by Stora Enso. Minority interests have been disclosed separately from the consolidated shareholders' equity and are recorded as a separate deduction in the consolidated income statement.

 Transactions in foreign currencies

  Transactions in foreign currencies are recorded at the rate of exchange prevailing at the date of the transaction. An approximate exchange rate is used for the transactions entered into during a month. At the end of the month, foreign currency denominated receivables and liabilities are translated using the month-end exchange rate. The foreign exchange differences of operating business items are entered into the respective income statement account before operating profit. Foreign exchange differences on financial assets and liabilities are entered as a net amount in the financial items of the income statement.

 Subsidiaries

  The income statements of subsidiaries outside of Finland are translated into the reporting currency using the average exchange rates for the year. The balance sheets of subsidiaries outside of Finland are translated into the reporting currency using the exchange rates prevailing at the balance sheet date. The resulting translation differences are recorded directly to shareholders' equity. The cumulative translation differences of divestments are offset against the gain or loss on disposal.

 Derivative financial instruments

  The Group enters into derivative financial instruments to hedge its exposure against foreign currency fluctuations on some balance sheet assets, liabilities, and anticipated transactions denominated in foreign currencies. The derivative financial instruments used to hedge foreign exchange risk are forward exchange contracts, foreign exchange options and currency swaps.

  The subsidiaries handle all their foreign currency dealings in conjunction with the Group treasury. Their foreign currency exposure is largely hedged through forward agreements. Gains and losses on forward exchange contracts hedging future cash flows are recognized by the subsidiaries in the period when the sale or purchase transactions are recognized. The Group treasury values all outstanding forward exchange contracts

                        STORA ENSO OYJ AND SUBSIDIARIES
with market rates prevailing at the balance sheet date and the unrealized gains and losses are recorded in the income statement under financial items. These forward exchange contracts are short-term in nature, maturing on average, within six months.

  Premiums paid for purchased foreign currency options are entered under option premiums paid and premiums received for written options are entered as premiums received at the date of the payment under financial items. Profits and losses are booked on maturity of the agreements and entered as adjustments to financial items. Option contracts are valued at the balance sheet date by using generally approved option valuation models and the resulting unrealized gains and losses (i.e., fair values) are recorded under financial items.

  Currency swaps are valued at the balance sheet date by using foreign exchange rates prevailing at the balance sheet date. Interest rate payables and receivables under currency swaps are accrued and recorded under interest income and expense.

  The Group enters into derivative financial instruments such as interest rate swaps, forwards, futures, options and combinations of these instruments to hedge its exposure to interest rate risk.

  Profits and losses on interest rate forward rate agreements are recorded when cash flows are realized.

  Cash flows from interest rate futures are realized at the maturities of the contracts. Interest income and expenses are included in financial items as the cash flows are realized and are not accrued at balance sheet dates.

  Premiums paid on interest options purchased are included in interest expense. Correspondingly, premiums received on options sold are included in interest income. Option contracts are valued at the balance sheet date by using generally approved option valuation models and the resulting unrealized gains and losses (i.e., fair values) are included in financial items.

  Interest payable and receivable under interest rate swaps is accrued at the balance sheet date and included in interest income or expense.

  Commodity instruments are used to ensure the Group's access to raw materials at appropriate prices. Outright purchase or sale transactions are recorded at the contracted rates. Changes in the fair values of open commodity instruments are not recognized until the actual purchase transactions are recognized in the financial statements. Commodity futures and swaps are used for hedging commodity risk.

 Revenue recognition

  Sales are recorded upon shipment of products to customers in accordance with agreed terms of sales.

  Sales include the sale of products, raw material, energy supplies, services and energy less indirect sales tax, sales discounts and exchange differences on sales in foreign currencies.

  Other operating income includes rental income, subsidies and gains from sale of fixed assets.

 Research and development

  Research and development costs are expensed as incurred. Research and development expenses totaled (Euro)79.0 million, (Euro)80.0 million and
(Euro)84.0 million for the years ended December 31, 1997, 1998 and 1999, respectively. Research and development expenses are included in other operating expenses in the consolidated income statement.

                        STORA ENSO OYJ AND SUBSIDIARIES

 Computer software development costs

  Development costs or acquisition cost of new software that are clearly associated with an identifiable and unique product which will be controlled by the Group and has probable benefit exceeding the cost beyond one year are recognized as an intangible asset and depreciated over the software's expected useful life. Associated costs include staff costs of the development team and an appropriate portion of overhead. The cost to maintain software is expensed as incurred. Costs associated with the development or adjustment of software for the euro conversion and year 2000 are expensed as incurred.

 Environmental remediation costs

  Environmental expenditures that result from remediation of an existing condition caused by past operations, and that do not contribute to current or future revenues, are expensed as incurred. Environmental liabilities are recorded based on current interpretations of environmental laws and regulations when it is probable that a present obligation has arisen and the amount of such liability can be reliably estimated. Amounts accrued are not discounted and do not include third-party recoveries.

 Discontinued operations

  A discontinued operation results from the decision to divest of an operation, disposed pursuant to a single plan, that represents a separate, major line of business of which the assets, net profit or losses on operations may be distinguished physically, operationally and for financial reporting purposes. The pre-tax gain or loss on disposal of discontinued operations is included in other operating income in the consolidated income statement.

 Income taxes

  The Group's income tax expense includes taxes of Group companies based on taxable profit for the period together with tax adjustments for previous periods, the change in deferred income taxes and share of tax of associated companies.

  Deferred income taxes are provided using the liability method to reflect the net tax effects of all temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using enacted tax rates. Principal temporary differences arise from intercompany profit in inventory, depreciation on property, plant and equipment, untaxed reserves, and tax losses carried forward. Deferred tax assets relating to the carryforward of unused tax losses are recognized to the extent that it is probable that future taxable profit will be available against which unused tax losses can be utilized.

  Temporary differences for accumulated depreciation and untaxed reserves (appropriations) are recorded in shareholders' equity and deferred tax liability in the consolidated balance sheet. Under Finland's Companies Act, the temporary differences for untaxed reserves and accumulated depreciation difference included in shareholders' equity are excluded from distributable funds.

 Goodwill

  Goodwill represents the excess of the cost of an acquisition over the fair value of the Group's share of the net assets of the acquired subsidiary/associated undertaking at the date of the acquisition. Goodwill is reported using the exchange rate at the date of the acquisition. Goodwill is amortized on a straight-line basis over its expected useful life. Useful lives vary from 5 to 20 years, depending on the nature of the acquisition. Expected useful lives are reviewed at each balance sheet date and where these differ from previous estimates, amortization periods are adjusted accordingly.

                        STORA ENSO OYJ AND SUBSIDIARIES

 Intangible assets

  Intangible assets include trademarks, patents, copyrights and software licenses. Intangible assets are amortized on a straight-line basis over expected useful lives. Useful lives vary from between 5 to 10 years.

 Property, plant and equipment

  Property, plant and equipment are stated at historical cost less straight-line accumulated depreciation. Interest cost on borrowings to finance the construction of property, plant and equipment are capitalized during the period of time that is required to complete and prepare the property for its intended use, as part of the asset. Land includes charges arising from the planting and care of fast-growing forest holdings outside Finland and Sweden. Depreciation is based on the following expected useful lives:

   Buildings
     Industrial................................................... 10-40 years
     Hydroelectric power.......................................... 40-50 years
     Office & residential......................................... 20-50 years
   Heavy machinery
     Pulp and paper machines......................................    20 years
     Sawmills..................................................... 12-15 years
   Light machinery................................................    10 years
   Computer equipment, vehicles, office equipment and light
    forestry machinery............................................  4-10 years

  Land is not depreciated as it is deemed to have an indefinite life.

  Ordinary maintenance and repair charges are expensed as incurred. However, the cost of significant renewals and improvements is capitalized and depreciated over the remaining useful life of the related asset. Retirements, sales and disposals of property, plant and equipment are recorded by removing the cost and accumulated depreciation from the accounting records with any resulting gain or loss reflected in the income statement.

  Assets to be disposed of are reported at the lower of the carrying amount and fair value less cost to sell.

 Impairment

  The carrying amounts of assets are reviewed at each balance sheet date to determine whether there is any indication of impairment. If any such indication exists, the recoverable amount is estimated as the higher of the net selling price and the value in use. An impairment loss is recognized whenever the carrying amount exceeds the recoverable amount.

  A previously recognized impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount, however not to an extent higher than the carrying amount that would have been determined had no impairment loss been recognized in prior years. For goodwill, a recognized impairment loss is not reversed, unless (a) the impairment loss was caused by a specific external event of an exceptional nature that is not expected to recur; and (b) subsequent external events have occurred that reverse the effect of that event.

 Accounting for leases

  Leases of property, plant and equipment where the Group assumes substantially all benefits and risks of ownership are classified as finance leases. Finance leases are capitalized at the inception of the lease at the lower of the fair value of the leased property or at the estimated present value of the underlying lease

                        STORA ENSO OYJ AND SUBSIDIARIES
payments. Each lease payment is allocated between the liability and finance charges so as to achieve a constant rate on the finance balance outstanding. The corresponding rental obligations, net of finance charges are included in interest-bearing liabilities. The interest element of the finance charge is charged to the income statement over the lease period. Property, plant and equipment acquired under finance leasing contracts are depreciated over the lesser of the useful life of the asset or lease period.

  Leases of assets under which all the risks and benefits of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases and rental agreements are expensed on a straight-line basis over the period of the lease.

  When an operating lease is terminated before the lease period has expired, any payment required to be made to the lessor by way of penalty is recognized as an expense in the period in which termination takes place.

 Inventories

  Inventories are reported at the lower of cost and net realizable value. Cost is determined by the first-in, first-out (FIFO) method. The cost of finished goods and work in progress comprises raw material, direct labor, other direct costs and related production overhead but excludes interest expenses.

 Trade receivables

  Trade receivables are reported at anticipated realizable value. An estimate is made for doubtful receivables based on a review of all outstanding amounts at year-end.

 Cash and cash equivalents

  Cash and cash equivalents comprise cash in hand, deposits held at call with banks, and other liquid investments with original maturity less than three months, net of bank overdrafts. Bank overdrafts are included in short-term borrowings under current liabilities.

 Investments

  Investments in marketable equity securities are carried at the lower of cost and market value determined on a portfolio basis. The Group evaluates the carrying amounts of its long-term investments and recognizes declines other than temporary in the value of the investments on an individual basis.

 Provisions

  Provisions are recognized when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying an economic benefit will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made.

 Employee benefits

  The Group operates a number of defined benefits and defined contribution plans throughout the world, the assets of which are generally held in separate trustee administered funds. The pension plans are generally funded by payments from employees and by the relevant Group companies, taking into account the recommendations of independent qualified actuaries. The Group's contributions to the defined contribution pension plans are charged to the income statement in the year to which they relate.

                        STORA ENSO OYJ AND SUBSIDIARIES

  For the defined benefit plans, the pension accounting costs are assessed using the projected unit credit method. Under this method, the cost of providing pensions is charged to the income statement so as to spread the regular cost over the service lives of employees in accordance with the advice of qualified actuaries who carry out a full valuation of the plan every year. The pension obligation is measured as the present value of estimated future cash outflows using interest rates of government securities that have terms to maturity approximating the terms of the related liability. All actuarial gains and losses are spread forward over the average remaining service lives of employees. In 1999 the Group implemented IAS 19 (revised) Employee Benefits and accounted for the transitional liability by adjusting the retained earnings at January 1, 1999.

 Restricted Equity

  The components of restricted equity include share premium account, translation adjustment for foreign subsidiaries, and legal reserves, as required by law in certain countries where subsidiaries are incorporated.

 Government grants

  Government grants relating to the purchase of property, plant and equipment are included in non-current liabilities as deferred income. The grants are credited to the income statement on a straight line basis over the expected lives of the related assets.

 Earnings per share

  Earnings per share are computed by dividing net profit for the year by the weighted average number of shares outstanding during each period. The average number of treasury shares has been deducted from the number of outstanding shares.

  The diluted earnings per share have been computed by applying the "treasury stock" method, under which earnings per share data is computed as if the warrants and options were exercised at the beginning of the period, or on issuance, if later, and as if the funds obtained thereby were used to purchase common stock at the average market price during the period. In addition to the weighted average number of shares outstanding, the denominator includes the incremental shares obtained through the assumed exercise of the warrants and options.

  The assumption of exercise is not reflected in earnings per share when the exercise price of the warrants and options exceeds the average market price of the common stock during the period. The warrants and options have a dilutive effect only when the average market price of the common stock during the period exceeds the exercise price of the warrants and options.

 Dividends

  The dividend proposed by the Board is not deducted from the distributable shareholders' equity until the shareholders' decision at the Annual General Meeting. At the Annual General Meeting on March 21, 2000, a dividend of
(Euro)0.40 will be proposed resulting in a total dividend of
(Euro)303,942,275.60.

 New Accounting Standards

  IAS 39, Financial Instruments: Recognition and Measurement, requires all financial assets and financial liabilities to be recognized on the balance sheet, including all derivatives. They are initially measured at cost, which is the fair value or whatever was paid or received to acquire the financial asset or liability. Subsequent to initial recognition, all financial assets should be measured to fair value except for specified exceptions. After acquisition most financial liabilities should be measured at original recorded amount less principal repayments and amortization. For those financial assets and liabilities that are remeasured to fair value, the Group can either recognize the adjustment in the income statement or in equity until the asset is sold. The standard is

                        STORA ENSO OYJ AND SUBSIDIARIES
effective for financial statements for financial years beginning on or after January 1, 2001. The Group is currently evaluating, and has not yet determined, the impact of adopting IAS 39 on its financial statements.

  IAS 38, Intangible Assets, requires that an intangible asset should be recognized if, and only if, it is probable that future economic benefits attributable to the asset will flow to the enterprise and the cost of the asset can be measured reliably. In addition, the standard requires expenditure on advertising, training, start-up, and research and development activities to be expensed as incurred. The standard is effective for annual financial statements covering periods beginning on or after July 1, 1999. The Group does not expect the adoption to have a material impact on its financial statements.

  IAS 22 (revised), Business Combinations, addresses the accounting for an acquisition of one entity by another and also a rare situation of a uniting of interests when an accounting acquirer cannot be identified. The changes made to the previous IAS 22 relate to: recognition of identified assets and liabilities in an acquisition; determination of the fair values of assets acquired and liabilities assumed; treatment of both positive goodwill and negative goodwill; and transitional provisions based on earlier application of the prior rules. The Group does not expect the adoption of the revised standard to have a material adverse effect on its financial statements.

Note 2--Segment information

  For management purposes, the Group's business segments are organized by product areas on a worldwide basis into operating divisions--Magazine Paper, Newsprint, Fine Paper, Packaging Boards, Timber Products, Market Pulp, Paper Merchants, and Forest Operations--each headed by an executive vice president. The divisions are the basis on which the Group reports its primary segment information.

  Magazine Paper develops, manufactures, and supplies uncoated and coated magazine paper grades for the primary use in magazines, catalogs, brochures, and for other printed advertising purposes to printers and publishers. Newsprint develops, manufactures, and supplies standard and specialty newsprint grades for publishers to be used in newspapers, newspaper supplements, advertising leaflets, telephone directories, and paperback books. Fine Paper develops, manufactures, and supplies graphic coated and office uncoated fine paper grades for publishers: graphic coated fine paper is used in the production of advertising materials, brochures, high quality books, and magazines; office uncoated fine paper products are copy and offset papers, envelope, writing papers, and continuous stationery papers. Packaging Boards develops, manufactures, and supplies consumer packaging boards, corrugated boards, corrugated board raw materials, coreboard, kraft paper, and laminating papers for various industries. Timber Products manufactures and supplies sawn goods used in the joinery, furniture, and construction industries, and by manufacturers of prefabricated houses. Market Pulp manufactures and supplies dried long-fiber and short-fiber chemical pulp to the Group's own paper mills and to outside customers as well as fluff pulp to outside customers. Paper merchants distributes paper to printers, offices, and agencies and acts as a link in the distribution of the Group's fine paper products to the graphic industry. Forest operations procures and supplies timber for Stora Enso's mills and manages timberlands.

  The accounting policies of the reportable segments are the same as those described in Note 1 to the Consolidated Financial Statements. See Note 3 for a discussion of the discontinued energy operations. Segment sales include intersegment sales valued at arm's length transfer prices. The Group evaluates the performance of its operating segments and allocates resources to them based on operating performance.

  Information about Stora Enso's reportable segments as of and for the years ended December 31, 1999, 1998 and 1997 is shown in the following tables.

                        STORA ENSO OYJ AND SUBSIDIARIES

 Sales by segment

                                             Year ended December 31,
                          ------------------------------------------------------------------
                            1997      1998     1998      1998      1999     1999      1999
                          --------  -------- --------  --------  -------- --------  --------
                                              Inter-                       Inter-
                              External        group     Total    External  group     Total
                          ------------------ --------  --------  -------- --------  --------
                           (Euro)    (Euro)   (Euro)    (Euro)    (Euro)   (Euro)    (Euro)
                                                  (in millions)
Magazine paper..........   1,475.8   1,847.1      4.7   1,851.8   1,920.7     29.7   1,950.4
Newsprint...............   1,534.1   1,658.2     35.5   1,693.7   1,599.0     42.8   1,641.8
Fine paper..............   1,813.5   1,842.0    161.8   2,003.8   1,927.9    235.3   2,163.2
Packaging boards........   2,485.5   2,347.8     49.1   2,396.9   2,266.9     74.6   2,341.5
Timber products.........     722.2     636.2     97.7     733.9   1,044.1     95.9   1,140.0
Market pulp.............     958.7     470.4    376.2     846.6     624.2    333.6     957.8
Paper merchants.........     800.4     829.3      1.0     830.3     753.9     33.3     787.2
Forest operations.......   1,616.8     223.2  1,422.7   1,645.9     226.5  1,403.8   1,630.3
Other operations and
 elimination of internal
 sales..................  (2,081.6)     62.4 (2,167.1) (2,104.7)     95.1 (2,249.0) (2,153.9)
                          --------  -------- --------  --------  -------- --------  --------
 Continuing operations
  total.................   9,325.4   9,916.6    (18.4)  9,898.2  10,458.3      --   10,458.3
Divested units..........     415.8     380.9     18.4     399.3      24.7      --       24.7
Discontinued operations,
 Energy.................     530.3     192.1    289.1     481.2     152.7    353.3     506.0
Elimination of internal
 sales, Energy..........    (273.4)      --    (289.1)   (289.1)      --    (353.3)   (353.3)
                          --------  -------- --------  --------  -------- --------  --------
 Group total............   9,998.1  10,489.6      --   10,489.6  10,635.7      --   10,635.7
                          ========  ======== ========  ========  ======== ========  ========

                                            Share of
                                           results of
                                           associated    Operating profit by
                                            companies          segment
                                          ------------- -----------------------
                                                Year ended December 31,
                                          -------------------------------------
                                           1998   1999   1997    1998    1999
                                          ------ ------ ------  ------  -------
                                          (Euro) (Euro) (Euro)  (Euro)  (Euro)
                                                     (in millions)
Magazine paper...........................  --      0.1   76.8    238.8    287.6
Newsprint................................  --      --   164.2    292.3    299.1
Fine paper...............................  1.2     1.4  143.1    106.9    204.3
Packaging boards.........................  0.2    (0.1) 208.4     61.8    193.1
Timber products..........................  0.7     2.3   50.3      3.2     41.0
Market pulp..............................  --      --    29.4    (18.0)   106.1
Paper merchants..........................  --      0.6    5.4    (22.9)     1.1
Forest operations........................  --      --   111.2    108.8    141.1
Other operations.........................  7.8     5.4  (17.3)  (117.7)   (38.2)
                                           ---    ----  -----   ------  -------
  Continuing operations total............  9.8     9.7  771.5    653.2  1,234.6
Divested units...........................  --      --     4.7    (59.0)    22.9
Discontinued operations, Energy..........  0.1     --   123.7    114.5    150.9
                                           ---    ----  -----   ------  -------
  Group total............................  9.9     9.7  899.9    708.7  1,408.4
                                           ===    ====  =====   ======  =======

                        STORA ENSO OYJ AND SUBSIDIARIES

 Operating capital by segment(/1/)

                                                                As at December
                                                                      31,
                                                               -----------------
                                                                 1998     1999
                                                               -------- --------
                                                                (Euro)   (Euro)
                                                                 (in millions)
Magazine paper................................................  2,025.2  2,125.5
Newsprint.....................................................  1,547.2  1,454.8
Fine paper....................................................  2,260.0  2,301.0
Packaging boards..............................................  2,272.7  2,438.9
Timber products...............................................    401.1    460.6
Market pulp...................................................  1,153.3  1,178.0
Paper merchants...............................................    212.4    187.3
Forest operations.............................................  1,408.1  1,346.2
Other operations..............................................    127.1    387.8
                                                               -------- --------
  Continuing operations total................................. 11,407.1 11,880.1
Divested units................................................     91.7      0.0
Discontinued operations, Energy...............................  1,367.6  1,473.3
                                                               -------- --------
  Total....................................................... 12,866.4 13,353.4
                                                               ======== ========

--------
(1) Operating capital represents the sum of fixed assets and other long-term investments (excluding investments, loan receivables and deferred tax assets), inventories, short-term receivables, other provisions, other long-term liabilities and other current liabilities.

 Reconciliation of operating capital to total assets

                                                                As at December
                                                                      31,
                                                               -----------------
                                                                 1998     1999
                                                               -------- --------
                                                                (Euro)   (Euro)
                                                                 (in millions)
Operating capital............................................. 12,866.4 13,353.4
Operating liabilities.........................................  1,798.5  1,781.4
Interest-bearing receivables..................................    736.9    821.4
Tax receivables...............................................     11.3     77.8
                                                               -------- --------
  Total assets................................................ 15,413.1 16,034.0
                                                               ======== ========

 Assets and liabilities by segment

                                                Year ended December 31,
                                       -----------------------------------------
                                               1998                 1999
                                       -------------------- --------------------
                                        Assets  Liabilities  Assets  Liabilities
                                       -------- ----------- -------- -----------
                                        (Euro)    (Euro)     (Euro)    (Euro)
                                                     (in millions)
Magazine paper........................  2,240.2     215.0    2,362.9     237.4
Newsprint.............................  1,825.6     278.4    1,724.1     269.3
Fine paper............................  2,501.2     241.2    2,607.5     306.5
Packaging boards......................  2,577.8     305.1    2,780.3     341.5
Timber products.......................    556.7     155.6      601.5     140.9
Market pulp...........................  1,298.3     145.0    1,316.5     138.5
Paper merchants.......................    326.0     113.6      326.3     139.0
Forest operations.....................  1,555.1     147.0    1,534.3     188.1
Other operations......................    995.9   8,163.0    1,261,0   8,071.4
                                       --------   -------   --------   -------
  Continuing operations                13,876.8   9,763.9   14,514.4   9,832.5
Divested units........................    116.5      24.8        0,0       0,0
Discontinuing operations                1,419.8      52.2    1,519.6      46,3
                                       --------   -------   --------   -------
  Total............................... 15,413.1   9,840.9   16,034.0   9,878.8
                                       ========   =======   ========   =======

                        STORA ENSO OYJ AND SUBSIDIARIES

 Capital expenditure by segment

                                                            Year ended December
                                                                    31,
                                                           ---------------------
                                                            1997    1998   1999
                                                           ------- ------ ------
                                                           (Euro)  (Euro) (Euro)
                                                               (in millions)
Magazine paper............................................   322.5 219.9  102.2
Newsprint.................................................    98.2 103.8   72.3
Fine paper................................................   277.9 127.0  112.9
Packaging boards..........................................   215.5 211.7  232.7
Timber products...........................................    20.1  33.8   51.3
Market pulp...............................................   107.6  96.3  103.3
Paper merchants...........................................     9.7  12.0    6.6
Forest operations.........................................    21.4  22.3   13.8
Other operations..........................................    21.8  29.5   33.3
                                                           ------- -----  -----
  Continuing operations total............................. 1,094.7 856.3  728.4
Divested units............................................    19.3  20.5    0.4
Discontinued operations, Energy...........................    19.6  19.6   11.4
                                                           ------- -----  -----
  Total................................................... 1,133.6 896.4  740.2
                                                           ======= =====  =====

 Depreciation, amortization and impairment charges by segment

                                                            Year ended December
                                                                    31,
                                                           ---------------------
                                                            1997   1998    1999
                                                           ------ ------- ------
                                                           (Euro) (Euro)  (Euro)
                                                               (in millions)
Magazine paper............................................ 152.1    207.3 183.9
Newsprint................................................. 133.9    150.8 139.9
Fine paper................................................ 151.7    248.3 177.7
Packaging boards.......................................... 186.2    296.3 188.7
Timber products...........................................  22.6     25.6  39.2
Market pulp...............................................  84.1     93.6  89.1
Paper merchants...........................................  10.8     13.1  12.3
Forest operations.........................................  11.8     12.7  12.1
Other operations..........................................  33.7     27.0  24.7
                                                           -----  ------- -----
  Continuing operations total............................. 786.9  1,074.7 867.6
Divested units............................................  31.8     66.5   2.6
Discontinued operations, Energy...........................  11.0     10.2  15.2
                                                           -----  ------- -----
  Total................................................... 829.7  1,151.4 885.4
                                                           =====  ======= =====

 Average personnel by segment

                                                            Year ended December
                                                                    31,
                                                            --------------------
                                                             1997   1998   1999
                                                            ------ ------ ------
Magazine paper.............................................  4,575  4,887  4,745
Newsprint..................................................  5,215  5,651  5,564
Fine paper.................................................  7,057  7,310  7,565
Packaging boards........................................... 10,478 10,189 10,114
Timber products............................................  2,050  2,188  3,605
Market pulp................................................  2,707  2,474  2,383
Paper merchants............................................  1,636  1,680  1,577
Forest operations..........................................  2,484  2,212  2,134
Other operations...........................................  2,074  2,387  2,216
                                                            ------ ------ ------
  Continuing operations total.............................. 38,276 38,978 39,903
Divested units.............................................  1,807  1,800    115
Discontinued operations, Energy............................    218    209    208
                                                            ------ ------ ------
  Total.................................................... 40,301 40,987 40,226
                                                            ====== ====== ======

                        STORA ENSO OYJ AND SUBSIDIARIES

 Sales by destination

                                                        Year ended December 31,
                                                       -------------------------
                                                        1997     1998     1999
                                                       ------- -------- --------
                                                       (Euro)   (Euro)   (Euro)
                                                             (in millions)
Germany............................................... 1,611.2  1,827.0  1,825.7
UK.................................................... 1,405.4  1,436.9  1,321.7
France................................................   893.9  1,003.6    974.0
Sweden................................................   919.9    881.0    810.5
Finland...............................................   741.3    726.0    730.2
Netherlands...........................................   525.7    555.0    538.8
Italy.................................................   384.9    432.6    450.7
Spain.................................................   371.9    400.4    440.0
Belgium...............................................   341.3    373.9    349.4
Denmark...............................................   307.7    329.6    286.8
Other EU..............................................   317.9    321.0    423.0
  Total EU............................................ 7,821.0  8,287.0  8,150.8
Other Europe..........................................   620.6    733.9    635.3
North America.........................................   318.3    445.5    607.4
Asia Pacific..........................................   623.9    406.2    773.6
Others................................................   614.3    617.0    468.6
                                                       ------- -------- --------
  Total............................................... 9,998.1 10,489.6 10,635.7
                                                       ======= ======== ========

 Capital expenditure by location

                                                            Year ended December
                                                                    31,
                                                           ---------------------
                                                            1997    1998   1999
                                                           ------- ------ ------
                                                           (Euro)  (Euro) (Euro)
                                                               (in millions)
Sweden....................................................   387.6 359.4  290.9
Finland...................................................   331.2 190.5  222.3
Germany...................................................    87.4 115.5   86.8
Portugal..................................................    15.2  20.4   40.7
France....................................................     8.4  15.1   12.5
Canada....................................................   262.4 127.5    6.2
Other.....................................................    41.4  68.0   80.8
                                                           ------- -----  -----
  Total................................................... 1,133.6 896.4  740.2
                                                           ------- -----  -----

                        STORA ENSO OYJ AND SUBSIDIARIES

 Total assets

                                                                As at December
                                                                      31,
                                                               -----------------
                                                                 1998     1999
                                                               -------- --------
                                                                (Euro)   (Euro)
                                                                 (in millions)
Finland.......................................................  5,563.2  5,603.6
Sweden........................................................  4,856.8  5,471.6
Germany.......................................................  2,111.4  1,929.6
Canada........................................................    551.6    661.1
France........................................................    545.4    485.4
Portugal......................................................    229.2    250.9
Austria.......................................................    176.8    250.6
China.........................................................    213.7    234.7
Other.........................................................  1,165.0  1,146.5
                                                               -------- --------
  Total....................................................... 15,413.1 16,034.0
                                                               ======== ========

 Capital employed(/1/)

                                                                As at December
                                                                      31,
                                                               -----------------
                                                                 1998     1999
                                                               -------- --------
                                                                (Euro)   (Euro)
                                                                 (in millions)
Finland.......................................................  4,422.0  4,291.8
Sweden........................................................  3,477.0  3,958.6
Germany.......................................................  1,502.0  1,205.8
Canada........................................................    529.2    654.6
France........................................................    350.5    333.6
Portugal......................................................    184.4    209.6
China.........................................................    178.4    205.3
Austria.......................................................     81.8    159.9
Other.........................................................    639.6    659.4
                                                               -------- --------
  Total....................................................... 11,365.0 11,678.6
                                                               ======== ========

--------
(1) Total capital employed represents operating capital less net tax liabilities.

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 3--Discontinued operations

  In August 1999, Stora Enso announced a plan to sell its off-mill site energy operations. Subsequently, Stora Enso sold its shares in Teollisuuden Sahkonmyynti Oy and some of its shares in Pohjolan Voima Oy and recorded a pre-tax gain of (Euro)48.2 million (related tax of (Euro)13.5 million). The remaining shares in Pohjolan Voima Oy are held for disposal.

  In January 2000, Stora Enso signed a letter of intent with Fortum Oyj to sell the majority of its off-mill site energy operations.

                                                             Discontinued
                            Continuing operations         operations, Energy                 Total
                          ----------------------------  -------------------------  ----------------------------
                           Year ended December 31,      Year ended December 31,     Year ended December 31,
                          ----------------------------  -------------------------  ----------------------------
                            1997      1998      1999     1997     1998     1999      1997      1998      1999
                          --------  --------  --------  -------  -------  -------  --------  --------  --------
                           (Euro)    (Euro)    (Euro)   (Euro)   (Euro)   (Euro)    (Euro)    (Euro)    (Euro)
                                                          (in millions)
Sales...................   9,467.8  10,008.4  10,129.7    530.3    481.2    506.0   9,998.1  10,489.6  10,635.7
 Changes in inventories
  of finished goods and
  work in progress......       7.9      42.0    (119.8)     --      (0.2)     0.5       7.9      41.8    (119.4)
 Other operating
  income................      60.2      43.3      77.4      0.4      1.6     48.7      60.6      44.9     126.1
 Materials and
  services..............  (4,955.7) (4,700.7) (4,582.3)  (398.0)  (332.8)  (260.9) (5,353.7) (5,033.5) (4,843.3)
 Freight and sales
  commissions...........  (1,100.4) (1,016.0)   (993.5)     --       --       --   (1,100.4) (1,016.0)   (993.5)
 Personnel expenses.....  (1,726.8) (1,795.3) (1,743.8)   (10.5)    (9.9)   (10.4) (1,737.3) (1,805.2) (1,754.3)
 Depreciation,
  amortization and
  impairment charges....    (826.4) (1,136.4)   (870.2)    (3.3)   (15.0)   (15.2)   (829.7) (1,151.4)   (885.4)
 Other operating
  expenses..............    (150.5)   (851.1)   (639.7)     4.9    (10.4)  (117.9)   (145.6)   (861.6)   (757.5)
                          --------  --------  --------  -------  -------  -------  --------  --------  --------
Operating profit........     776.1     594.2   1,257.9    123.8    114.5    150.8     899.9     708.7   1,408.4
 Net financial items....    (226.4)   (323.9)   (211.1)   (53.7)   (55.4)   (55.5)   (280.1)   (379.2)   (266.6)
 Share of results of
  associated companies..      16.5       9.9       9.7      --       --       0.1      16.5       9.9       9.7
Profit before tax and
 minority interests.....     556.2     280.3   1,056.5     70.1     59.1     95.4     636.3     339.4   1,151.5
Income tax expense......    (185.1)   (133.1)   (367.7)   (20.5)   (15.1)   (26.8)   (205.6)   (148.2)   (394.5)
Profit after tax........     381.0     147.2     688.9     49.6     44.0     68.5     430.6     191.2     757.0
Minority interests......     (21.6)     (0.2)     (4.5)     --       --       --      (21.6)     (0.2)     (4.5)
                          --------  --------  --------  -------  -------  -------  --------  --------  --------
 Net profit for the
  period................     359.4     147.0     684.4     49.6     44.0     68.5     409.0     191.0     752.5
                          ========  ========  ========  =======  =======  =======  ========  ========  ========

                        STORA ENSO OYJ AND SUBSIDIARIES

                             Continuing        Discontinued
                             operations     operations, Energy        Total
                          ----------------- ------------------- -----------------
                           As at December                        As at December
                                 31,        As at December 31,         31,
                          ----------------- ------------------- -----------------
                            1998     1999     1998      1999      1998     1999
                          -------- -------- --------- --------- -------- --------
                           (Euro)   (Euro)   (Euro)    (Euro)    (Euro)   (Euro)
                                               (in millions)
Assets
Fixed assets and other
 long-term investments
 Intangible assets......      42.0     60.3       --        --      42.0     60.3
 Goodwill...............     540.5    466.4       --        --     540.5    466.4
 Property, plant and
  equipment.............   9,248.7  9,451.9   1,175.9   1,265.7 10,424.6 10,717.6
 Investments in
  associated companies..     175.9    159.6     158.2       5.9    334.1    165.5
 Investments in other
  companies.............      87.7     96.3      41.1     184.1    128.8    280.4
 Investments............      48.0     49.3       --        --      48.0     49.3
 Long-term loan
  receivables...........      47.6     17.5      42.5      49.3     90.1     66.8
 Deferred tax assets....       7.8      5.9       --        --       7.8      5.9
 Other non-current
  assets................      77.1     85.0       2.1       3.7     79.2     88.6
                          -------- -------- --------- --------- -------- --------
                          10,275.3 10,392.1   1,419.8   1,508.7 11,695.1 11,900.8
Current assets
 Inventories............   1,332.0  1,264.9       0.3       0.7  1,332.3  1,265.6
 Tax receivables........       3.4     71.3       --        0.6      3.4     71.9
 Short-term
  receivables...........   1,651.0  1,925.1     132.4      59.5  1,783.4  2,090.5
 Current portion of
  long-term
  receivables...........       3.9     63.0       --        --       3.9     63.0
 Cash and cash
  equivalents...........     586.9    627.9       8.1     120.1    595.0    642.2
                          -------- -------- --------- --------- -------- --------
                           3,577.2  3,952.3     140.8     180.9  3,718.0  4,133.2
 Total assets...........  13,852.5 14,344.4   1,560.6   1,689.6 15,413.1 16,034.0
                          ======== ======== ========= ========= ======== ========
                             Continuing        Discontinued
                             operations     operations, Energy        Total
                          ----------------- ------------------- -----------------
                           As at December                        As at December
                                 31,        As at December 31,         31,
                          ----------------- ------------------- -----------------
                            1998     1999     1998      1999      1998     1999
                          -------- -------- --------- --------- -------- --------
                           (Euro)   (Euro)   (Euro)    (Euro)    (Euro)   (Euro)
                                               (in millions)
Shareholders' equity and
 liabilities
 Shareholders' equity...   4,970.9  5,589.5     322.6     363.7  5,293.5  5,953.2
 Minority interests.....     273.5    196.1       5.3       5.9    278.7    202.0
 Long-term liabilities
 Pension provisions.....     524.8    568.1       6.9       7.4    531.7    575.5
 Deferred tax
  liabilities...........   1,248.2  1,410.7      89.1      78.2  1,337.3  1,488.9
 Other provisions.......     256.0    186.5       0.0       0.0    256.0    186.5
 Long-term debt.........   3,238.6  2,730.3   1,055.5   1,115.9  4,294.1  3,846.2
 Other long-term
  liabilities...........      90.8     87.0       --        --      90.8     87.0
                          -------- -------- --------- --------- -------- --------
                           5,358.4  4,982.6   1,151.5   1,201.5  6,509.9  6,184.1
Current liabilities
 Current portion of
  long-term debt........   1,217.8    440.9       0.6       5.8  1,218.4    446.7
 Short-term borrowings..     465.4  1,413.1      10.0      63.6    475.4  1,476.6
 Other current
  liabilities...........   1,381.1  1,461.5      70.6      46.3  1,451.7  1,507.8
 Tax liabilities........     185.5    260.6       0.0       3.0    185.5    263.6
                          -------- -------- --------- --------- -------- --------
                           3,249.8  3,576.1      81.2     118.6  3,331.0  3,694.7
 Total shareholders'
  equity and
  liabilities...........  13,852.4 14,344.4   1,560.6   1,689.6 15,413.1 16,034.0
                          ======== ======== ========= ========= ======== ========

                        STORA ENSO OYJ AND SUBSIDIARIES

                                                            Discontinued
                            Continuing operations        operations, Energy                    Total
                          ---------------------------  ---------------------------   ---------------------------
                           Year ended December 31,     Year ended December 31,        Year ended December 31,
                          ---------------------------  ---------------------------   ---------------------------
                            1997      1998     1999     1997      1998      1999       1997      1998     1999
                          --------  --------  -------  -------   -------   -------   --------  --------  -------
                           (Euro)    (Euro)   (Euro)   (Euro)    (Euro)    (Euro)     (Euro)    (Euro)   (Euro)
                                                         (in millions)
Cash flow from operating
 activities
Net profit for the
 period.................     359.4     147.0    684.0     49.6      44.0      68.5      409.0     191.0    752.5
Reversal of non-cash
 items
 Minority interests.....      21.6       0.2      4.5      --        --        --        21.6       0.2      4.5
 Taxes..................     185.1     133.1    367.7     20.5      15.1      26.8      205.6     148.2    394.5
 Depreciation,
  amortization and
  impairment charges....     826.4   1,138.6    870.3      3.3      12.8      15.1      829.7   1,151.4    885.4
 Share of results of
  associated companies..     (16.5)     (9.9)    (9.7)     --        --       (0.1)     (16.5)     (9.9)    (9.7)
 Profit and losses on
  sale of fixed assets..      (5.2)      6.4    (49.3)     --        --      (48.2)      (5.2)      6.4    (97.5)
 Net financial income...     226.4     323.8    211.1     53.7      55.4      55.5      280.1     379.2    266.6
Interest received.......      34.3      17.9     12.8      --        --        --        34.3      17.9     12.8
Interest paid, net of
 amount capitalized.....    (302.7)   (323.0)  (223.8)   (53.7)    (55.4)    (55.5)    (356.4)   (378.4)  (279.3)
Dividends received......       2.1       2.3      3.9      --        --        --         2.1       2.3      3.9
Other financial items,
 net....................      39.9     (21.0)    37.3      --        --        --        39.9     (21.0)    37.3
Income taxes paid.......     (58.9)    (24.0)  (268.8)   (20.5)    (15.1)    (42.1)     (79.4)    (39.1)  (310.9)
Change in net working
 capital................      20.2     144.7   (136.2)     --       (8.7)    (81.8)      20.2     136.0   (218.0)
                          --------  --------  -------  -------   -------   -------   --------  --------  -------
 Net cash provided by
  operating activities..   1,332.1   1,536.1  1,503.8     52.9      48.1     (61.7)   1,385.0   1,584.2  1,442.1
Cash flow from investing
 activities
 Acquisitions...........    (344.9)   (514.0)  (103.9)     --        --        --      (344.9)   (514.0)  (103.9)
 Divestments............     196.8     164.9    170.6      --        --       72.0      196.8     164.9    242.6
 Capital expenditures...  (1,195.6)   (877.9)  (705.7)    (5.5)    (18.5)    (23.4)  (1,201.1)   (896.4)  (729.1)
 Proceeds from (payments
  of) long-term
  receivables, net......      17.8     (31.0)    21.2      --        5.3       6.8       17.8     (25.7)    28.0
 Net cash used in
  investing activities..  (1,325.9) (1,258.0)  (617.8)    (5.5)    (13.2)     55.4   (1,331.4) (1,271.2)  (562.4)
Cash flow from financing
 activities
 Dividends paid.........    (235.7)   (244.8)  (268.8)     --        --        --      (235.7)   (244.8)  (268.8)
 Other cash flow from
  financing activities..      92.3      59.7   (588.6)   (45.0)    (34.8)     12.3       47.3      24.9   (576.3)
 Net cash used in
  financing activities..    (143.4)    (35.8)  (857.4)   (45.0)    (34.8)     12.3     (188.4)    (70.6)  (845.1)
Net increase (decrease)
 in cash and cash
 equivalents............    (137.2)    242.3     28.6      2.4       0.1       6.0     (134.8)    242.4     34.6
 Effect of exchange rate
  changes on cash and
  cash equivalents......       9.6      (3.1)    12.4      --        --        0.2        9.6      (3.1)    12.8
 Cash and cash
  equivalents at
  beginning of year.....     475.3     347.7    586.9      5.6       8.0       8.1      480.9     355.7    595.0
Cash and cash
 equivalents at end of
 year...................     347.7     586.9    627.9      8.0       8.1      14.3      355.7     595.0    642.2

Note 4--Effect of major acquisitions and disposals

 Acquisitions

  In January 1999, Stora Enso initiated a compulsory redemption of STORA and offered to buy all remaining outstanding STORA Series A and Series B shares at a price of SEK 88 per share. At December 31, 1999, Stora Enso held 98.7% of the shares. A total of (Euro)83 million was used to purchase minority shares between January and December, 1999. The compulsory redemption procedure has been referred to arbitration and is still under consideration.

                        STORA ENSO OYJ AND SUBSIDIARIES

  Stora Enso acquired E. Holtzmann & Cie AG in several steps between April 1997 and November 1998. The total acquisition cost of the shares amounted to
(Euro)599.6 million. The acquisition resulted in goodwill of (Euro)165.2 million.

  The Group acquired Holzindustrie Schweighofer GmbH in December 1998 for a total acquisition cost of (Euro)122.9 million. A portion of the purchase price was paid in cash and the remainder was paid in shares of Stora Enso Timber Oy, giving the Schweighofer family a 33% interest in Stora Enso Timber Oy. The acquisition resulted in goodwill of (Euro)82.9 million.

  In 1998, the Group acquired 60% of Suzhou Papyrus Paper Co. Ltd. The purchase price of (Euro)79.0 million is contingent upon the performance of the mill and will not be finalized until 2001.

  In 1998, the Group acquired a 19.9% interest in the Thai company Advance Agro Plc for (Euro)67.9 million. A marketing agreement was also signed giving Stora Enso sole rights to market Advance Agro's pulp and fine paper outside Thailand.

  In 1997, the Group invested (Euro)257.0 million for a 50% joint venture interest in the construction of a Brazilian pulp mill.

 Disposals

  During 1999 Stora Enso sold Tervakoski Oy to an Austrian company Trierenberg AG and the fixed assets of Dalum to a group of Danish investors. The sale price totaled (Euro)120 million. The gain on sale of Tervakoski Oy amounted to
(Euro)24.5 million. Dalum was sold at book value, after a write-down of
(Euro)32.0 million in 1998 to net realizable value based on a letter of intent, thus no gain or loss on sale was recorded in 1999.

  In 1999, Stora Enso sold its holdings in Teollisuuden Sahkonmyynti Oy and its holdings of Series C Shares of Pohjolan Voima to Eastern Group plc (see Note
3).

  In December 1998, the Group sold its technical office papers businesses to Mitsubishi Corporation. The Group retained a 24% stake in the technical office papers manufacturers. A loss of (Euro)20.6 million was recorded on the sale.

  In 1997, the recycled fiber-based board mill was sold to Cascades SA at a loss of (Euro)26.4 million.

Note 5--Other operating income

                                                   Year ended December 31,
                                                   ---------------------------
                                                    1997      1998      1999
                                                   -------   -------   -------
                                                   (Euro)    (Euro)    (Euro)
                                                        (in millions)
Gains on sale of fixed assets and other long-term
 investments.....................................     42.1      23.3     111.7
Rent.............................................     15.0      17.0      10.1
Subsidies........................................      3.5       4.6       4.3
                                                   -------   -------   -------
Total............................................     60.6      44.9     126.1
                                                   =======   =======   =======
Losses on sale of fixed assets and other long-
 term investments included in other operating
 expenses........................................    (36.8)    (29.7)    (14.2)
                                                   =======   =======   =======

  In 1999, gains on sale of fixed assets and other long-term investments includes a gain of (Euro)48.2 million from the sale of Pohjolan Voima Oy shares and a gain of (Euro)24.5 million from the sale of Tervakoski Oy.

  Losses on sale of fixed assets and other long-term investments in 1998 included a loss on the sale of shares of Stora Carbonless and Stora Spezialpapiere of (Euro)20.6 million and (Euro)3.2 million from the sale of shares of Svenska Dagbladet.

  Gain on sale of fixed assets and other long-term investments in 1997 consists of gain on sale of shares of Stora Reinsurance S.A.

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 6--Personnel expenses

                         Year ended December 31,
                         -----------------------
                          1997    1998    1999
                         ------- ------- -------
                         (Euro)  (Euro)  (Euro)
                              (in millions)
Wages and salaries...... 1,299.0 1,364.5 1,333.0
Pensions and other
 statutory employers'
 contributions..........   438.3   440.7   421.3
                         ------- ------- -------
Total................... 1,737.3 1,805.2 1,754.3
                         ======= ======= =======

 Pension expense and other statutory employers' contributions

                                                      Year ended December 31,
                                                      -------------------------
                                                       1997     1998     1999
                                                      -------  -------  -------
                                                      (Euro)   (Euro)   (Euro)
                                                           (in millions)
Pension expenses paid to pension funds
  Obligatory.........................................    31.9     40.6     48.2
  Voluntary..........................................     9.4     11.2      6.7
Pension expenses paid to insurance companies
  Obligatory.........................................    58.9     58.2     66.8
  Voluntary..........................................    21.7     25.9      5.4
Accrued pension liabilities in the period............    36.1     18.8     12.5
Top management pension arrangements..................     1.2      2.6      --
Training.............................................     0.4      1.0      --
Other personnel costs
  Obligatory.........................................   277.5    281.5    260.3
  Voluntary..........................................     1.3      1.0     21.3
                                                      -------  -------  -------
Total................................................   438.3    440.7    421.3
                                                      =======  =======  =======

Note 7--Net financial items

                                                         Year ended December
                                                                 31,
                                                         ----------------------
                                                          1997    1998    1999
                                                         ------  ------  ------
                                                         (Euro)  (Euro)  (Euro)
                                                            (in millions)
Dividend income.........................................    2.1     2.3     3.9
Interest income.........................................   34.3    17.9    20.9
Other financial income..................................   31.2    38.6    12.6
Exchange gains and losses...............................   22.7   (30.3)   31.6
Interest expenses....................................... (356.4) (378.4) (328.0)
Other financial expenses................................  (14.0)  (29.2)   (7.5)
                                                         ------  ------  ------
Total................................................... (280.1) (379.2) (266.6)
                                                         ======  ======  ======

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 8--Income taxes

  Profit before tax and minority interests is as follows:

                                                        Year ended December
                                                                31,
                                                       -----------------------
                                                        1997    1998    1999
                                                       ------  ------  -------
                                                       (Euro)  (Euro)  (Euro)
                                                           (in millions)
Profit before tax and minority interests
Finnish Group companies...............................  157.9   353.0    578.0
Swedish Group companies...............................  217.7     5.1    304.0
German Group companies................................   84.3  (261.1)   217.6
Other Group companies.................................  176.4   242.4     51.8
                                                       ------  ------  -------
Total.................................................  636.3   339.4  1,151.5
                                                       ======  ======  =======

  The (expense) credit for income taxes consists of the following:

                                                        Year ended December
                                                                31,
                                                       -----------------------
                                                        1997    1998    1999
                                                       ------  ------  -------
                                                       (Euro)  (Euro)  (Euro)
                                                           (in millions)
Tax (expense) credit
Current tax expense
  Finnish Group companies.............................  (42.0) (110.3)  (141.0)
  Swedish Group companies.............................  (33.3) (102.8)   (79.4)
  German Group companies..............................  (27.2)   91.2    (46.6)
  Other Group companies...............................   (0.7)  (13.4)   (27.2)
Change in deferred taxes
  Finnish Group companies.............................  (75.7)    4.6    (27.5)
  Swedish Group companies.............................  (27.7)   64.6     (1.0)
  German Group companies..............................    2.9   (58.9)   (69.4)
  Other Group companies...............................    2.6   (20.7)    (0.1)
Taxes of associated companies.........................   (4.6)   (2.5)    (2.4)
                                                       ------  ------  -------
Total................................................. (205.6) (148.2)  (394.5)
                                                       ======  ======  =======

  The following is a reconciliation of income taxes calculated at the 28% tax rate:

                                                        Year ended December
                                                                31,
                                                       -----------------------
                                                        1997    1998    1999
                                                       ------  ------  -------
                                                       (Euro)  (Euro)  (Euro)
                                                           (in millions)
Profit before tax and minority interests..............  636.3   339.4  1,151.5
Income tax at Finnish statutory rate of 28%...........  178.2    95.0    322.4
Impact of different tax rates outside Finland.........   15.4    (3.4)    57.4
Non-deductible expenses and tax exempt income, net....   39.3    78.0     18.2
Tax losses carried forward............................  (33.3)   (1.2)   (15.3)
Other items...........................................    6.1   (20.2)    11.8
                                                       ------  ------  -------
Income taxes in the consolidated income statement.....  205.6   148.2    394.5
                                                       ======  ======  =======

                        STORA ENSO OYJ AND SUBSIDIARIES

  Deferred income tax assets and liabilities are summarized as follows:

                                                              As at December
                                                                    31,
                                                              ----------------
                                                               1998     1999
                                                              -------  -------
                                                              (Euro)   (Euro)
                                                               (in millions)
Deferred tax assets:
Tax losses carried forward...................................    74.8     68.5
Less valuation allowance.....................................   (67.5)   (62.6)
Corporate tax credit.........................................     0.5      --
                                                              -------  -------
Total deferred tax assets in the balance sheet...............     7.8      5.9
                                                              =======  =======
Deferred tax liabilities:
Depreciation difference and untaxed reserves................. 1,111.3  1,140.9
Group eliminations...........................................   (10.4)    (5.9)
Tax losses carried forward and other temporary differences...  (129.4)     5.5
Fair value adjustments for acquired net assets...............   365.8    348.4
                                                              -------  -------
Total deferred tax liabilities in the balance sheet.......... 1,337.3  1,488.9
                                                              =======  =======
Net deferred tax liabilities in the balance sheet............ 1,329.5  1,483.0
                                                              =======  =======

  The Group has recognized a deferred tax asset for its net operating loss carryforwards and established a valuation allowance against this amount. That determination was based upon an analysis of the probability criterion applied to each tax jurisdiction of the Group. The valuation allowance for net deferred tax assets decreased by (Euro)4.9 million in 1999. The reduction was the result of the Group's ability to utilize loss carryforwards in 1999.

  At December 31, 1999, Stora Enso had loss carryforwards mainly attributable to foreign subsidiaries of (Euro)647 million of which approximately (Euro)485 million have no expiration. The remaining carryforwards expire during the years 2003-2004.

  Reconciliation of changes of deferred tax liabilities and deferred tax assets as at December 31, 1998 and 1999 is as follows:

                             As at     Adoption  Charge (credit)                             As at
                          December 31, of IAS 19    to income    Acquisitions/  Exchange  December 31,
                              1998      revised     statement     divestments  difference     1999
                          ------------ --------- --------------- ------------- ---------- ------------
                             (Euro)     (Euro)       (Euro)         (Euro)       (Euro)      (Euro)
                                                         (in millions)
Deferred tax liabilities
Depreciation difference
 and untaxed reserves...    1,111.3        --         (29.2)           --         58.8      1,140.9
Group eliminations......      (10.4)       --           4.5            --          --          (5.9)
Tax losses carried
 forward and other
 temporary differences..     (129.4)     (10.6)       144.7            --          0.8          5.5
Fair value adjustments
 for acquired net
 assets.................      365.8        --         (23.8)         (12.9)       19.3        348.4
                            -------      -----        -----          -----        ----      -------
Total deferred tax
 liabilities............    1,337.3      (10.6)        96.2          (12.9)       78.9      1,488.9
                            =======      =====        =====          =====        ====      =======
Deferred tax assets
Tax losses carried
 forward................        7.8        --           1.9            --          --           5.9
Change in net deferred
 tax liabilities........    1,329.5      (10.6)        98.1          (12.9)       78.9      1,483.0
                            =======      =====        =====          =====        ====      =======

                        STORA ENSO OYJ AND SUBSIDIARIES

                             As at     Charge (credit)                            As at
                          December 31,    to income                  Exchange  December 31,
                              1997        statement    Acquisitions Difference     1998
                          ------------ --------------- ------------ ---------- ------------
                             (Euro)        (Euro)         (Euro)      (Euro)      (Euro)
                                                    (in millions)
Deferred tax liabilities
Depreciation difference
 and untaxed reserves...    1,166.0          33.6         (26.1)      (62.2)     1,111.3
Group eliminations......      (18.0)          6.8           --          0.8        (10.4)
Tax losses carried
 forward and other
 temporary differences..     (122.8)        (13.7)          --          7.1       (129.4)
Fair value adjustments
 for acquired net
 assets.................      348.7         (20.4)         60.2       (22.7)       365.8
                            -------         -----         -----       -----      -------
Total deferred tax
 liabilities............    1,373.9           6.3          34.1       (77.0)     1,337.3
                            =======         =====         =====       =====      =======
Deferred tax assets
Tax losses carried
 forward................       11.9           4.1           --          --           7.8
Change in net deferred
 tax liabilities........    1,362.0          10.4          34.1       (77.0)     1,329.5
                            =======         =====         =====       =====      =======

  No deferred tax liability has been recognized for undistributed earnings of Finnish subsidiaries because, in most cases, such earnings can be transferred to the parent company without tax consequences. The Group does not provide for deferred income taxes on undistributed earnings of non-Finnish subsidiaries because such earnings are intended to be permanently reinvested in those operations, except in specific situations where the Group has elected to distribute earnings of these subsidiaries.

Note 9--Depreciation, amortization and impairment charges

                                                       Year ended December
                                                               31,
                                                      ------------------------
                                                       1997     1998     1999
                                                      ------  --------  ------
                                                      (Euro)   (Euro)   (Euro)
                                                          (in millions)
Depreciation and amortization
Intangible assets....................................  (13.4)    (13.6)  (12.7)
Buildings and structures.............................  (95.9)    (95.4)  (85.4)
Machinery and equipment.............................. (643.0)   (742.3) (687.1)
Other tangible assets................................  (15.8)    (17.6)  (18.6)
Goodwill.............................................  (48.1)    (64.5)  (61.9)
                                                      ------  --------  ------
Total................................................ (816.3)   (933.4) (865.7)
                                                      ======  ========  ======
Impairment charges
Buildings and structures.............................   (3.2)     (1.5)    --
Machinery and equipment..............................  (10.2)   (126.7)  (18.6)
Other tangible assets................................    --        --     (1.1)
Goodwill.............................................    --      (89.9)    --
Total................................................  (13.4)   (218.1)  (19.7)
                                                      ======  ========  ======
Depreciation, amortization and impairment charges.... (829.7) (1,151.4) (885.4)
                                                      ======  ========  ======

                        STORA ENSO OYJ AND SUBSIDIARIES

  Impairment of machinery and equipment for the year ended December 31, 1998 consisted of the following:

  The market situation and the poor profitability of some assets led the Group to evaluate long-lived assets for possible impairment. The values of such assets were determined using discounted future cash flow analysis and estimated market values for specified assets as if they were to be sold or disposed of. As a result, the Group recognized an impairment charge of (Euro)126.7 million. Of the total charge, (Euro)32.0 million related to write-down of the Dalum paper mill assets (fine paper segment) to net realizable value based on a signed letter of intent. The mill was divested in 1999. (Euro)30.2 million related to write-down of assets in Molndal fine paper mill (fine paper segment) in accordance with a plan to close down the mill. (Euro)22.9 million related to Nymolla off-machine coater (fine paper segment), which continues to be in use, but has been producing negative cash flows for several years. Summa Paper Machine (newsprint segment) and Pankakoski Board Machine (packaging boards segment) were written-down by (Euro)6.0 million and (Euro)8.4 million, respectively, due to the out-of-date technology and continuous negative operating performance of these machines. The remaining (Euro)27.2 million reflects impairments of assets containing out of date technology that are no longer in use.

  Impairment of goodwill for the year ended December 31, 1998 consisted of the following:

 Uetersen (fine paper segment)

  Declining profitability due to increased competition in coated fine paper production led the Group to evaluate long-lived assets and associated goodwill of this activity for possible impairment. As a consequence of these factors, recoverability of the carrying amounts of such assets was tested for impairment. These tests led to impairment at December 31, 1998 for goodwill amounting to (Euro)27.7 million.

 Corbehem (magazine paper segment)

  Closing down of two paper machines and the increased market capacity of the light weight coated paper and Corbehem's relative position as a small producer led the Group to evaluate long-lived assets and associated goodwill of this activity for possible impairment. As a consequence of these factors, recoverability of the carrying amounts of such assets was tested for impairment. These tests led to impairment at December 31, 1998 for goodwill amounting to (Euro)12.5 million.

 Reisholz (magazine paper segment)

  Increased supercalendered paper capacity and quality requirements in the market and Reisholz's limited ability to compete with a small machine led the Group to evaluate long-lived assets and associated goodwill of this activity for possible impairment. As a consequence of these factors, recoverability of the carrying amounts of such assets was tested for impairment. These tests led to impairment at December 31, 1998 for goodwill amounting to (Euro)25.1 million.

 Baienfurt (packaging boards segment)

  Low profitability at Baienfurt mill due to decreased product prices led the Group to evaluate long-lived assets and associated goodwill of this activity for possible impairment. As a consequence of these factors, recoverability of the carrying amounts of such assets was tested for impairment. These tests led to impairment at December 31, 1998 for goodwill amounting to (Euro)24.6 million.

                        STORA ENSO OYJ AND SUBSIDIARIES

  The values in use of such assets referred to above were determined using discounted cash flows over the life of the long-lived assets and associated goodwill. Discounted cash flows were estimated based upon the following criteria:

  --future cash flows are discounted on a four-year basis,

  --the terminal value is discounted based on the average cash flow of normalized year which has been calculated using trend prices,

  --a discount factor of 6.52% was used for Uetersen and Baienfurt, 6.63% for Corbehem and 6.5% for Reisholz.

Note 10--Fixed assets and long-term investments

                                               Land    Buildings  Machinery   Other
                                   Intangible   and       and        and     tangible
                          Goodwill   assets    water   structures equipment   assets
                          -------- ---------- -------  ---------- ---------  --------
                           (Euro)    (Euro)   (Euro)     (Euro)    (Euro)     (Euro)
                                                (in millions)
Year ended December 31,
 1999
Acquisition cost at
 January 1..............   994.3     101.0    2,174.9   2,467.5   11,398.4     609.5
Translation difference..     7.7       0.9      150.3      85.5      613.6      18.0
Reclassifications.......     --       12.0      (66.9)     (6.6)     (15.1)     76.6
Additions...............     3.1      11.8        7.1      63.0      640.6      38.5
Disposals...............   (18.6)     (4.2)      (4.3)    (40.1)    (332.1)   (161.3)
Acquisition cost at
 December 31............   986.5     121.5    2,261.1   2,569.3   12,305.3     581.3
                           -----     -----    -------   -------   --------    ------
Accumulated depreciation
 and amortization at
 January 1..............   453.8      59.0        --      820.8    5,205.8     199.1
Accumulated depreciation
 and amortization of
 companies acquired.....     --        0.3        --        2.6        3.7       --
Translation difference..     4.4       0.4        --       31.3      253.3       2.8
Depreciation and
 amortization...........    61.9      12.7        --       85.4      687.1      18.6
Accumulated depreciation
 and amortization of
 assets sold............     --      (11.1)       --      (38.2)    (222.1)    (70.5)
Impairment charges......     --        --         --        --        18.6       1.1
Accumulated depreciation
 and amortization at
 December 31............   520.1      61.2        --      901.9    5,946.4     151.1
                           -----     -----    -------   -------   --------    ------
Net book value at
 December 31, 1999......   466.4      60.3    2,261.1   1,667.4    6,358.9     430.2
Net book value at
 December 31, 1998......   540.5      42.0    2,174.9   1,646.7    6,192.6     410.4

  Intangible assets include unamortized computer software development costs of
(Euro)11.0 million and (Euro)11.4 million at December 31, 1998 and 1999, respectively. Amortization for the period amounted to (Euro)0.6 million in 1998 and (Euro)0.8 million in 1999.

  The Group has capitalized interest on construction of qualifying assets using interest rates ranging from 6% to 11%. The amount of interest capitalized for the years ended December 31, 1998 and 1999 totaled (Euro)4.8 million and
(Euro)0.3 million, respectively. Amortization for the period amounted to
(Euro)12.3 million in 1998 and (Euro)11.9 million in 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 11--Associated companies

                                                       Year ended December
                                                               31,
                                                       ----------------------
                                                        1997    1998    1999
                                                       ------  ------  ------
                                                       (Euro)  (Euro)  (Euro)
                                                          (in millions)
Historical cost at January 1.......................... 171.5   273.1    289.9
Translation difference................................   0.1   (14.8)     1.8
Additions............................................. 106.0    42.3     20.2
Disposals.............................................  (4.5)   (1.2)   (36.8)
Transfer to investments in other companies............   --     (9.4)  (141.9)
                                                       -----   -----   ------
Historical cost at December 31........................ 273.1   289.9    133.3
                                                       =====   =====   ======
Equity adjustment to investments in associated
 companies at January 1...............................  40.5    44.8     44.2
Share of results of associated companies before tax...  16.5     9.9      9.7
Translation difference................................   --     (0.1)   (27.3)
Dividends received during the year....................  (5.1)   (7.2)    (3.1)
Income taxes..........................................  (4.6)   (2.5)    (2.4)
Disposals and other changes...........................  (2.5)   (0.7)    11.2
Equity adjustment at December 31......................  44.8    44.2     32.2
                                                       -----   -----   ------
Carrying value of investments in associated companies
 at December 31....................................... 317.9   334.1    165.5
                                                       =====   =====   ======

  The 1999 transfer from investments in associated companies to investments in other shares includes (Euro)134.6 million relating to the reduction of shareholding in Pohjolan Voima Oy to 16.5% at December 31, 1999.

  Share in investment in significant associated companies is as follows:

                                                   As at December 31,
                                                   ------------------
                                                    %    1998   1999  Domicile
                                                   ---- ------ ------ --------
                                                        (Euro) (Euro)
                                                          (in millions)
Sunila Oy (pulp mill)............................. 50.0  27.2   28.8  Finland
Steveco Oy (stevedoring).......................... 36.7  16.0   14.6  Finland
Veracel (pulp mill project)....................... 50.0  82.8   73.2  Brazil
Mitsubishi HiTec Paper Bielefeld GmbH (technical
 office papers)................................... 24.0  18.0   18.1  Germany
Mitsubishi HiTec Paper Flensburg GmbH (technical
 office papers)................................... 24.0   5.7    5.9  Germany

Note 12--Related party transactions

                                                                       As at
                                                                   December 31,
                                                                   -------------
                                                                    1998   1999
                                                                   ------ ------
                                                                   (Euro) (Euro)
                                                                   (in millions)
   Receivables from and payables to associated companies
   Long-term loans receivable.....................................  28.1   11.3
   Trade receivables..............................................  54.7   22.1
   Short-term investments and receivables.........................  32.9   35.9
   Prepaid expenses and accrued income............................   --     0.1
   Other receivables..............................................   7.2    --
   Trade payables.................................................  18.0   11.4
   Accrued liabilities and deferred income........................   7.4    0.2
   Other current interest-bearing liabilities.....................  29.9    5.8

                        STORA ENSO OYJ AND SUBSIDIARIES

                                                         Year ended December
                                                                 31,
                                                         ----------------------
                                                          1997    1998    1999
                                                         ------  ------  ------
                                                         (Euro)  (Euro)  (Euro)
                                                            (in millions)
   Sales to associated companies........................   98.2   103.3   122.7
   Purchases from associated companies.................. (403.9) (285.1) (150.1)

  Interest income on long-term loan receivables from associated companies totaled (Euro)1.5 million for the years ended December 31, 1998 and 1999.

  The Group occasionally engages in transactions, included sales of wood material and purchases of energy and pulp products, with associated companies. Terms of the agreements are in each case negotiated on an arm's length basis and are conducted upon terms that the Group believes to be customary in the industry and generally no less favorable than would be available from unaffiliated third parties.

  Stora Enso is entitled to borrow amounts from its Finnish pension funds. At December 31, 1998 and 1999, the Group's long-term borrowings from its Finnish pension funds totaled (Euro)246.1 million and (Euro)244.4 million, respectively. Interest expenses associated with such borrowings amounted to
(Euro)12.4 million and (Euro)11.5 million in 1998 and 1999, respectively.

Note 13--Investments in other companies

                                                   Year ended December 31,
                                                   ---------------------------
                                                    1997      1998      1999
                                                   -------   -------   -------
                                                   (Euro)    (Euro)    (Euro)
                                                        (in millions)
   Acquisition cost at January 1..................    58.2      57.0     128.8
   Translation differences........................     --       (1.1)      0.5
   Additions......................................    10.5      68.8      13.4
   Disposals......................................   (11.4)     (4.8)     (7.1)
   Write-downs....................................    (0.2)     (0.5)      3.0
   Transfer from associated companies.............     --        9.4     141.9
                                                   -------   -------   -------
   Net carrying amount at December 31.............    57.0     128.8     280.4
                                                   =======   =======   =======

  Investments in other companies include listed investments of (Euro)72.2 million and (Euro)74.8 million in 1998 and 1999, respectively. At the balance sheet date, the market value of these investments was (Euro)51.9 million and
(Euro)58.5 million in 1998 and 1999, respectively.

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 14--Investments

                                                    As at December 31, 1999
                                                 ------------------------------
                                                       Number   Carrying Market
                                                  %   of shares  Value   Value
                                                 ---- --------- -------- ------
                                                                 (Euro)  (Euro)
                                                                 (in millions)
Finnlines Oyj, Helsinki.........................  5.5 1,104,670    1.9    33.1
Finnair Oyj, Helsinki...........................  0.0    14,400    0.1     0.1
Helsingin Puhelin Oyj, Helsinki.................  0.0     1,410    0.1     0.1
HPY Holding Oyj, Helsinki.......................  0.0    19,650    0.0     0.7
Kemira Oyj, Helsinki............................  0.1   160,000    0.9     1.0
Keski-Suomen Puhelin Oyj, Jyvaskyla, A-series...  0.0       286    0.0     0.0
Merita Foresta, Helsinki........................  --  5,000,000    0.8     1.9
Nordic Baltic Holding AB, Stockholm.............  0.3 3,706,215    8.7    21.6
Neptun Maritime Oyj, Helsinki...................  2.3 1,261,211    2.5     2.7
Outokumpu Oyj, Espoo............................  0.0        47    0.0     0.0
Raisio Yhtyma Oyj, Raisio, V-series.............  0.1   120,000    0.8     0.5
Raisio Yhtyma Oyj, Raisio, K-series.............  0.0     5,100    0.0     0.0
Rautaruukki Oyj, Helsinki.......................  0.1   130,000    0.8     0.9
Sampo Insurance Company, Turku, A-series........  2.8 1,722,228   20.5    59.8
Sonera Oyj, Helsinki............................  0.0    30,000    0.2     2.0
Merita Pro Obligaatio...........................  --     59,559    0.5     0.6
Mega Carrier KB................................. 33.0       --     6.2     6.2
KB Metro Flyg................................... 33.0       --     5.2     5.2
                                                                  ----   -----
  Total.........................................                  49.3   136.4
                                                                  ====   =====

  Proceeds from disposals of investments were as follows:

                                                                   Year ended
                                                                  December 31,
                                                                 ---------------
                                                                  1998    1999
                                                                 ------- -------
                                                                 (Euro)  (Euro)
                                                                  (in millions)
Net book amount.................................................     4.0     4.4
Gain on sale....................................................     9.2     3.1
                                                                 ------- -------
  Total.........................................................    13.2     7.5
                                                                 ======= =======

Note 15--Inventories

                                                                 As at December
                                                                       31,
                                                                 ---------------
                                                                  1998    1999
                                                                 ------- -------
                                                                 (Euro)  (Euro)
                                                                  (in millions)
Materials and supplies..........................................   518.1   550.2
Work in progress................................................    72.1    65.4
Finished goods..................................................   695.8   590.5
Other inventories...............................................    46.2    59.5
                                                                 ------- -------
  Total......................................................... 1,332.3 1,265.6
                                                                 ======= =======

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 16--Short-term receivables

                                                                 As at December
                                                                       31,
                                                                 ---------------
                                                                  1998    1999
                                                                 ------- -------
                                                                 (Euro)  (Euro)
                                                                  (in millions)
Trade receivables............................................... 1,421.6 1,732.7
Prepaid expenses and accrued income.............................   149.5   154.5
Other receivables...............................................   212.3   203.2
                                                                 ------- -------
  Total......................................................... 1,783.4 2,090.5
                                                                 ======= =======

  Receivables falling due after one year are included in non-current receivables.

Note 17--Other financial assets

                                                           As at December 31,
                                                           --------------------
                                                             1998       1999
                                                           ---------  ---------
                                                            (Euro)     (Euro)
                                                              (in millions)
Non-current loan receivables..............................      90.1       66.8
Short-term receivables:
  Current portion of loan receivables.....................       3.9       63.0
  Cash and cash equivalents...............................     595.0      642.3
                                                           ---------  ---------
    Total other financial assets..........................     689.0      772.1
                                                           =========  =========

  Non-current loan receivables include (Euro)49.3 million of receivables that relate to discontinued operations at December 31, 1999. Interest rates on the receivables range from 4.8% to 6.8% per annum.

  The current portion of loan receivables include a (Euro)35.0 million loan granted to an associated company (interest rate of 3.5%, maturity of 3 months) at December 31, 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 18--Shareholders' equity

  Under the Articles of Association, the Company's issued share capital may not be less than (Euro)850 million or more than (Euro)3,400 million. The issued share capital may be increased or reduced between these limits without amendment to the Articles of Association. The minimum number of shares that can be issued is 500,000,000 and the maximum number is 2,000,000,000. Series A shares entitle the holder to one vote per share. Series R shares entitle the holder to one vote per ten shares with the minimum of one vote. The maximum number of Series A shares is 500,000,000 and Series R shares is 1,600,000,000. The combined total number of Series A and R shares cannot exceed 2,000,000,000. Under the Articles of Association, the Company's Series A shares may be converted into Series R shares at the request of a shareholder on dates that are decided annually by the Board of Directors.

 Changes in number of shares

                                           Series A     Series R      Total
                                          -----------  ----------- -----------
At December 31, 1997..................... 116,729,125  194,361,705 311,090,830
Change from Series A shares to Series R
 shares..................................  (1,357,954)   1,357,954         --
Conversion from Series A and B STORA
 shares.................................. 128,023,484  320,465,375 448,488,859
At December 31, 1998..................... 243,394,655  516,185,034 759,579,689
Change from Series A shares to Series R
 shares.................................. (34,443,467)  34,443,467         --
Warrants exercised and registered........         --        30,000      30,000
At December 31, 1999..................... 208,951,188  550,658,501 759,609,689
Number of votes.......................... 208,951,188   55,065,850 264,017,038
Share capital at December 31, 1999,
 (Euro) in millions......................       351.4        926.2     1,277.6

  The par value for each Series A and R shares is FIM 10 ((Euro)1.68).

  On December 31, 1999, 246,000 warrants were exercised that were not registered in the Finnish Trade Register until January 26, 2000. As a result, the number of Series R shares increased to 550,904,501 and the total number of shares to 755,855,689.

  Group companies held 5,601 Series R treasury shares with a total nominal value of (Euro)8,478 at December 31, 1999. The Board of Directors, the chief executive officer and the deputy chief executive officer owned 19,275 Series A shares and 35,409 Series R shares at December 31, 1999 representing less than 0.1% of the total voting rights of the Company as follows:

                                                       As at December 31, 1999
                                                      --------------------------
                                                      Series A Series R Warrants
                                                      -------- -------- --------
Claes Dahlback.......................................   2,541    9,529      --
Jukka Harmala........................................     --     3,000  399,000
Bjorn Hagglund.......................................   7,877   14,618      --
Josef Ackermann......................................     --     1,300      --
Paavo Pitkanen.......................................   3,800      --       --
Jan Sjoqvist.........................................     508      943      --
Krister Ahlstrom.....................................   1,500      --       --
Marcus Wallenberg....................................   3,049    6,019      --
                                                       ------   ------  -------
                                                       19,275   35,409  399,000
                                                       ======   ======  =======

  In 1997, the shareholders approved the plan to offer to 15 members of the senior management bonds with warrants for a maximum amount of FIM 1,000,000 ((Euro)168,187). Each FIM 1,000 ((Euro)168.19) bond carries one warrant entitling the holder to subscribe to 3,000 Series R shares at a subscription price per share of FIM 45.57 ((Euro)7.66). The bonds accrue interest at 4.0% and mature in five years.

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 18--Shareholders' equity--(continued)

The components of restricted equity include the following:

                                                                       As at
                                                                   December 31,
                                                                   -------------
                                                                    1998   1999
                                                                   ------ ------
                                                                   (Euro) (Euro)
                                                                   (in millions)
Share premium account.............................................    --     1.9
Translation adjustment............................................  327.0  318.7
Legal reserves....................................................  377.6  377.6
                                                                   ------ ------
  Restricted equity total.........................................  704.6  698.2
                                                                   ====== ======

Note 19--Borrowings

  Repayment schedule of long-term interest-bearing liabilities including current portion at December 31, 1999 is as follows:

                                          As at December 31,
                         -----------------------------------------------------
                          2000   2001   2002   2003   2004  after 2004  Total
                         ------ ------ ------ ------ ------ ---------- -------
                         (Euro) (Euro) (Euro) (Euro) (Euro)   (Euro)   (Euro)
                                             (in millions)
Bonds with warrants.....   --     --     0.2    --     --        --        0.2
Bond loans.............. 205.3  160.7   52.6  163.0  345.5     671.7   1,598.7
Loans from credit
 institutions........... 152.0  139.5  136.0   76.1  314.2     889.5   1,707.3
Pension loans...........  33.0   32.9   32.8   27.0   81.8     275.2     482.5
Leasing liabilities.....  30.9   34.5   17.0    9.7   18.6     192.9     303.5
Other long-term
 liabilities............  25.6    4.0    3.2   30.1    1.6     136.1     200.7
                         -----  -----  -----  -----  -----   -------   -------
  Total................. 446.7  371.6  241.7  305.9  761.7   2,165.3   4,292.9
                         =====  =====  =====  =====  =====   =======   =======

  At December 31, 1999, the Group's unused credit facilities totaled
(Euro)3,416.9 million.

                        STORA ENSO OYJ AND SUBSIDIARIES

  Bond loans included in long-term debt consist of the following as at December 31, 1998 and 1999:

                                                         As at        As at
                                             Original December 31, December 31,
                     Interest rate  Currency  amount      1998         1999
Fixed Rate           -------------- -------- -------- ------------ ------------
                                                         (Euro) in millions)
1989-1999...........           8.00   DEM       200.0     102.3          0.0
1991-2000...........           8.22   USD        35.0      29.9         34.8
1991-2000...........           9.68   USD        43.0      36.8         42.8
1991-2006...........           9.99   USD        50.4      43.2         50.2
1993-2001...........           6.74   USD        45.0      38.6         44.8
1993-2003...........           9.50   SEK       150.0      16.1         17.5
1993-2003...........           9.50   SEK        25.0       2.7          2.9
1993-2003...........           8.96   SEK       350.0      36.8         40.9
1993-2003...........           9.50   SEK       255.0      26.7         29.8
1993-2003...........           8.64   USD        65.0      55.7         64.7
1993-2004...........           7.11   USD         7.0       6.0          7.0
1993-2019...........           8.60   USD        50.0      42.9         49.8
1994-2004...........           8.00   SEK       500.0      52.5         58.4
1995-2001...........           7.75   USD        50.0      42.9         49.8
1996-2006...........           8.75   SEK       250.0      26.4         29.2
1996-2006...........           7.90   SEK       470.0      49.6         54.9
1997-2000...........           1.26   JPY     3,000.0      22.5         29.2
1997-2004...........           6.00   FIM     1,484.0     249.6        249.6
1997-2007...........           7.25   SEK       500.0      52.8         58.4
1997-2017...........           4.11   JPY    10,000.0      75.3         97.3
1998-2000...........           4.97   FIM       100.0      16.8         16.8
1998-2002...........           5.50   SEK       200.0      21.0         23.4
1998-2002...........           5.50   SEK        50.0       5.2          5.8
1998-2002...........           5.50   SEK        50.0       5.2          5.8
1998-2004...........           5.35   SEK       200.0      21.0         23.4
1998-2005...........           5.20   SEK       200.0      21.0         23.4
1998-2005...........           6.00   SEK       200.0      21.0         23.4
1998-2008...........           4.00   SEK       264.4      27.8         30.9
1999-2005...........           4.75   SEK       135.0       0.0         15.8
1999-2005...........           4.75   SEK       165.0       0.0         19.3
1999-2006...........           5.90   SEK       500.0       0.0         58.4
Floating Rate
1994-1999...........            --    FIM       250.0      42.0          0.0
1994-1999...........            --    FIM       425.0      71.5          0.0
1994-1999...........            --    USD       100.0      85.8          0.0
1994-1999...........            --    USD        50.0      42.9          0.0
1994-1999...........            --    USD        50.0      42.9          0.0
1995-2000...........  LIBOR + 0.325   USD        75.0      64.2         74.7
1995-2000...........   LIBOR + 0.35   USD        50.0      42.9         49.8
1997-2007...........   LIBOR + 0.35   FIM       110.0      18.5         18.5
1998-2001...........  STIBOR + 0.25   SEK       200.0      21.0         23.4
1998-2002...........  STIBOR + 0.25   SEK       100.0      10.6         11.7
1998-2005...........  STIBOR + 0.27   SEK        80.0       8.4          9.3
1998-2005...........  STIBOR + 0.34   SEK       200.0      21.0         23.4
1998-2008...........   LIBOR + 0.35   USD        30.0      25.7         29.9
1998-2008...........   LIBOR + 0.33   USD        40.0       0.0         39.9
1999-2005........... STIBOR + 0.318   SEK       300.0       0.0         35.0
1999-2005...........  STIBOR + 0.45   SEK       110.0       0.0         12.8
1999-2008...........  STIBOR + 0.75   SEK       105.3       0.0         12.3
                                                        -------      -------
  Total.............                                    1,646.0      1,598.7
                                                        =======      =======

                        STORA ENSO OYJ AND SUBSIDIARIES

  Loans from credit institutions consist of international credit institution borrowings with varying maturities and either fixed or floating interest rates. The majority of the Group's loans from credit institutions are denominated in euro currencies. Other credit institution loans are denominated mainly in Swedish kronor and U.S. dollars. The interest rates of the loans range from 3.261% percent to 6.27% at December 31, 1999 and the loans mature between 2000 and 2008.

  As permitted in Finland, a portion of annual pension payments have been borrowed from pension insurance companies at specified interest rates. Principal payments are due annually based on 7.0% of the outstanding balance on the anniversary date of the loan. The Group may elect to borrow up to 55.0% of the pension contribution of the year. The interest rate on such pension loans, which is regulated by the Finnish government, was 5.25% at December 31, 1999.

  Breakdown of operating capital / net interest-bearing liabilities by currencies is as follows as at December 31, 1998 and 1999:

                                                     As at December 31,
                                              ----------------------------------
                                                1998     1999    1998     1999
                                              -------- -------- -------  -------
                                                                 Net interest-
                                                                    bearing
                                              Operating Capital   liabilities
                                              ----------------- ----------------
                                               (Euro)   (Euro)  (Euro)   (Euro)
                                                        (in millions)
EUR..........................................  7,387.2  7,327.6 2,794.6  1,896.5
SEK..........................................  4,259.6  4,877.4 2,358.6  2,660.7
USD/CAD......................................    545.0    689.6   687.6    810.2
CNY..........................................    159.7    205.3     --       --
GBP..........................................    119.5     98.4   (42.0)    14.1
Other........................................    395.4    155.2    21.2    142.1
                                              -------- -------- -------  -------
  Total...................................... 12,866.4 13,353.5 5,820.0  5,523.6
                                              ======== ======== =======  =======

Finance lease liabilities

                                                            As at December 31,
                                                                   1999
                                                            --------------------
                                                                    Discontinued
                                                            Total    operations
                                                            ------  ------------
                                                            (Euro)     (Euro)
                                                               (in millions)
Minimum lease payments
Less than 1 year...........................................   63.3      14.9
Between 1 year and 5 years.................................  253.4      59.8
More than 5 years..........................................  224.0     116.3
                                                            ------     -----
                                                             540.6     191.1
                                                            ======     =====
Future finance charges on finance leases................... (237.1)    (78.0)
Repayment schedule for finance lease liabilities
Present value of finance lease liabilities.................  303.5     113.1
Less than 1 year...........................................   58.9       7.7
Between 1 year and 5 years.................................  169.7      30.9
More than 5 years..........................................   74.8      74.5
                                                            ------     -----
                                                             303.5     113.1
                                                            ======     =====

                        STORA ENSO OYJ AND SUBSIDIARIES

Short-term borrowings

                                                                  As at December
                                                                       31,
                                                                  --------------
                                                                   1998   1999
                                                                  ------ -------
                                                                  (Euro) (Euro)
                                                                  (in millions)
Short-term loans................................................. 475.4  1,476.6

  The Group's short-term loans are mostly denominated in Swedish kronor (58%) and in euros (35%).

  The maturities of short-term loans are between 2 weeks and 9 months (SEK) and between 2 weeks and 4 months (EUR). Short-term loans consisted mainly of commercial paper and the weighted average interest rate applicable to short-term borrowings was 4.13% (SEK) and 3.29% (EUR) and 3.80% (SEK) and 3.44% (EUR) at December 31, 1998 and 1999, respectively.

Note 20--Other current liabilities and other provisions

Other current liabilities

                                                                 As at December
                                                                       31,
                                                                 ---------------
                                                                  1998    1999
                                                                 ------- -------
                                                                 (Euro)  (Euro)
                                                                  (in millions)
Advances received...............................................     3.0    17.4
Trade payables..................................................   643.0   748.4
Other current liabilities.......................................   285.0   305.6
Accrued liabilities and deferred income.........................   520.7   436.4
                                                                 ------- -------
  Total......................................................... 1,451.7 1,507.8
                                                                 ======= =======

  Accrued liabilities and deferred income mainly consist of personnel expenses, VAT liability, discounts and other accruals.

Other provisions

                                                    Environmental Pension Other
                                                    ------------- ------- ------
                                                       (Euro)     (Euro)  (Euro)
                                                           (in millions)
Carrying value at December 31, 1998................       56        532    200
Translation difference.............................        2         26      9
Increase...........................................        5         38     10
Decrease...........................................       (1)       (20)   (94)
                                                         ---        ---    ---
  Carrying value at December 31, 1999..............       62        576    125
                                                         ===        ===    ===

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 21--Fair value of financial instruments

  The following table presents the carrying amounts and fair values of the Group's financial instruments outstanding at December 31, 1998 and 1999. The fair values of financial instruments are defined as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced liquidation or sale.

                                                   As at December 31,
                                         ----------------------------------------
                                                1998                 1999
                                         -------------------- -------------------
                                         Carrying             Carrying
                                          amount   Fair value  amount  Fair value
                                         --------  ---------- -------- ----------
                                          (Euro)     (Euro)    (Euro)    (Euro)
                                                      (in millions)
Financial assets
  Non-current loan receivables..........    90.1       90.1      66.8      66.8
  Current portion of loan receivables...     3.9        3.9      63.0      63.0
  Short-term money market instruments...   246.5      246.5     202.9     202.9
Financial liabilities
  Short term borrowings.................   475.4      475.4   1,476.6   1,476.6
  Long-term debt........................ 4,294.1    4,437.0   3,846.2   3,947.0
  Current portion of long-term debt..... 1,218.4    1,218.4     446.7     446.7
Off-balance sheet instruments
  Currency options purchased............     0.7        0.7       --        --
  Currency options written..............    (0.4)      (0.4)      --        --
  Forward foreign exchange contracts....    24.6       24.6      12.0      12.0
  Interest rate swaps...................    (3.3)      23.9       4.3       3.3
  Interest rate futures.................     3.3        3.3       --        --
  Cross currency swaps..................    21.4       54.5      29.7      20.7
  Interest rate options.................     0.3        0.3       --        --

  Fair values of financial instruments have been estimated as follows.

Financial assets

  The carrying amounts are a reasonable estimate of the fair values of financial assets because of the short term maturity of such instruments. Bank account balances are not included in the amounts.

Short-term borrowings and current portion of long-term debt

  The carrying amounts are a reasonable estimate of the fair values because of the short maturity of such instruments.

Long-term debt

  The carrying amounts of floating rate long-term debt approximate fair values. Carrying amounts of pension loans approximate fair values. The fair values of fixed rate long-term debts are estimated using a discounted cash flow analysis.

Currency options

  The carrying amounts of currency option contracts are calculated using year-end market rates and generally used option pricing models and thus the carrying amounts approximate fair values.

                        STORA ENSO OYJ AND SUBSIDIARIES

Foreign exchange forward contracts

  The carrying amounts of forward contracts are calculated using year-end market rates and thus the carrying amounts approximate fair values.

Interest rate swaps

  The fair values of interest rate swaps have been calculated using a discounted cash flow analysis. The carrying amount of interest rate swaps is the amount of net accrued interest.

Cross currency swaps

  The fair values of cross currency swaps have been calculated using a discounted cash flow analysis and year-end foreign exchange rates. The carrying amount of cross currency swap is the foreign exchange differential between contract rate and year-end market rate and the amount of net accrued interest.

Interest rate futures

  The fair values of interest rate futures have been calculated either by using a discounted cash flow analysis or using quoted market prices on future exchanges thus the carrying amounts approximate fair values.

Note 22--Risk management contracts

  The nominal values of outstanding risk management contracts are as follows:

                                                              As at December 31,
                                                                1998      1999
                                                              --------- ---------
                                                               (Euro)    (Euro)
                                                                (in millions)
Interest rate derivatives
Forward agreements...........................................   4,895.6  1,694.4
Interest rate swap agreements................................     792.3    799.2
Interest rate options........................................   2,864.0      --
                                                              --------- --------
Interest rate derivatives, total.............................   8,551.9  2,493.6
                                                              ========= ========
Foreign exchange derivatives
Forward agreements...........................................  15,920.6  2,940.6
  Options
  Purchased..................................................     659.0      --
  Written....................................................     248.4      --
Cross currency swap agreements...............................     749.5    425.1
                                                              --------- --------
Foreign exchange derivatives, total..........................  17,577.5  3,365.7
                                                              ========= ========
Maturity of interest rate swap contracts
Under 1 year.................................................      96.0     87.0
1-5 years....................................................     434.3    350.1
5-10 years...................................................     220.0    362.1
Over 10 years................................................      42.0      --
                                                              --------- --------
    Total....................................................     792.3    799.2
                                                              ========= ========

                        STORA ENSO OYJ AND SUBSIDIARIES

Financial risk management

  Conducting the Group's international industrial operations presents a number of market risks. The financial risks of the Group were managed by different financial centers during 1999 and to some extent by the subsidiaries. The responsibility for managing financial risk was transferred to the Group treasury, Stora Enso Financial Services, S.A. by the end of 1999. At the same time the proprietary trading operations were discontinued.

  The overall objective of the Group treasury is to provide cost-effective funding to the subsidiaries as well as to manage financial risks in order to minimize the negative effects of market fluctuations on the Group's net income. The main exposures for the Group are funding risk, interest rate risk, currency risk and commodity risk.

 Funding risk

  Funding risk arises from the difficulty of obtaining financing for operations at a given point in time. Funding risk is the ratio of long-term financing divided by capital employed, which should not be less than one.

  In order to minimize the cost of refinancing Stora Enso's loan portfolio and to ensure that funding can be obtained, the Group treasury must have committed credit facilities to cover the Group's general corporate funding needs and all of its commercial paper borrowings. The average maturity of the outstanding loans and committed credit facilities should be at least four years in length.

 Interest rate risk

  The Group is exposed to changes in interest rates. Due to the cyclical nature of the industry, the Group's interest rate risk management policy is to synchronize the cost of capital with the return on capital employed. This is achieved by swapping the long-term fixed interest rates to short-term floating interest rates.

 Foreign exchange risk

  The Group operates internationally and is thus exposed to currency exchange risk arising from fluctuations in foreign exchange rates. Foreign currency denominated sales and purchases and foreign currency denominated balance sheet items (i.e., transaction risk) as well as net investments in foreign subsidiaries (i.e., translation risk) give rise to foreign currency exchange risk.

  The benchmark for hedging transaction risk is to hedge 50% of the upcoming 12 months net exposure in a specific currency. The Group's policy is to hedge at a minimum 25% and at a maximum 75% of the net exposure in that currency.

  The policy of the Group is to minimize translation risk exposure by funding the assets, whenever economically possible, in the same currency. If matching of the assets and liabilities in the same currency is not possible, hedging of the remaining translation risk may take place. The Group does not hedge translation risk of currencies that it believes will in the future join the European economic and monetary union.

 Commodity risk

  Prices for the Group's main products have been cyclical in nature and therefore the Group's earnings are highly exposed to commodity price volatility. The Group has begun the process of implementing a commodity risk management framework in the areas of fibers and energy. The subsidiaries have the responsibility of measuring and hedging their commodity risks and can enter into hedging instruments through the Group treasury.

                        STORA ENSO OYJ AND SUBSIDIARIES

Proprietary operations

  The proprietary operations of Stora Enso were discontinued at the end of 1999. These operations took market risk positions, employing directional and relative value risk-taking strategies, diversified across markets and instruments. Directional strategies anticipated changes in absolute rate and price levels; relative value strategies anticipated changes in relationship between markets and classes of instruments. The proprietary operations were active in the following areas: fixed income, foreign exchange and equity markets.

Credit risk

  Credit insurance has been obtained for customers in the main market areas in Western Europe, the United States and Canada. In other market areas of the world, measures to reduce credit risks include letters of credit, prepayments and bank guarantees. The Group has also obtained export guarantees covering both political and commercial risks from Finnvera. These export guarantees are used in connection with individual customers outside the Organization for Economic Co-operation and Development area.

  Management believes that no significant concentration of credit risk with any individual customer, counterparty or geographical region exists for Stora Enso.

Supply risk

  The Group's manufacturing operations depend upon obtaining adequate supplies of raw materials on a timely basis. Stora Enso's principal raw materials are wood, energy and chemicals. Group companies may at times be substantially dependent on a limited number of suppliers of key resources due to availability, locale, price, quality and other considerations. Also, from time to time suppliers may extend lead times, limit supplies or increase prices due to capacity constraints or other factors. The Group works closely with its key suppliers around the world in an attempt to mitigate supplier risk. In addition, the Group produces some of its key resources in house.

  The Group's results of operations could be adversely affected if the Group were unable to obtain adequate supplies of raw materials in a timely manner or if there were significant increases in the costs of raw materials.

Note 23--Commitments and contingencies

                                                           As at December 31,
                                                           --------------------
                                                             1998       1999
                                                           ---------  ---------
                                                            (Euro)     (Euro)
                                                              (in millions)
On own behalf
 Pledges given (1)........................................      86.7       64.6
 Mortgages................................................     764.9      649.0
On behalf of associated companies
 Mortgages................................................       1.0        1.0
 Guarantees...............................................     112.9       11.6
On behalf of others
 Pledges given............................................       --         2.5
 Guarantees...............................................     108.3      198.9
Other commitments, own
 Leasing commitments, in 2000.............................      23.0       24.2
 Leasing commitments, after 2000..........................     100.5       92.6
 Pension liabilities......................................       2.5        3.4
 Other commitments........................................      17.8       45.5

                        STORA ENSO OYJ AND SUBSIDIARIES

                                                                 As at December
                                                                       31,
                                                                 ---------------
                                                                  1998    1999
                                                                 ------- -------
                                                                 (Euro)  (Euro)
                                                                  (in millions)
Total
 Pledges given..................................................    86.7    67.1
 Mortgages......................................................   766.0   650.0
 Guarantees.....................................................   221.2   210.5
 Leasing commitments............................................   123.5   116.8
 Pension liabilities............................................     2.5     3.4
 Other commitments..............................................    17.8    45.5
                                                                 ------- -------
Total........................................................... 1,217.6 1,093.3
                                                                 ======= =======

--------
(1) Assets pledged consist of marketable securities as at December 31, 1998 and 1999.

  Stora Enso has guaranteed leasing agreements relating to Stora Enso Barcelona SA to a maximum of (Euro)38.1 million. The commitment extends until December 23, 2003.

  Guarantees are made in the ordinary course of business on behalf of associated companies and others in limited circumstances. The guarantees are entered into with financial institutions and other credit guarantors and generally obligate the Group to make payment in the event of default by the borrower.

  The guarantees have off-balance sheet credit risk which represents the accounting loss that would be recognized at the reporting date if counterparties failed to perform completely as contracted. The credit risk amounts are equal to the contractual amounts, assuming that the amounts are fully advanced and that no amounts could be recovered from other parties.

  Contingent assets of (Euro)28.0 million at December 31, 1999 consisted of a surplus in the Swedish pension system.

  The Group leases offices and warehouse space under various non-cancelable operating leases. Some contracts contain renewal options. The future cost for contracts exceeding one year and for non-cancelable operating leasing contracts are as follows:

            2000       2001       2002       2003       2004      after 2004     Total
            ----      ------     ------     ------     ------     ----------     ------
           (Euro)     (Euro)     (Euro)     (Euro)     (Euro)       (Euro)       (Euro)
                                    (in millions)
            24.2       19.7       16.4       14.4       6.8          35.3        116.8

Schweighofer Privatstiftung holds 26.5% of Stora Enso Timber Oy shares. Schweighofer Privatstiftung has a put option allowing them to sell their shares to Stora Enso Oyj at a predetermined price. The put option may be exercised between January 1, 2002 and June 30, 2006.

Contingent liabilities

  The Group is a party to legal proceedings that arise in the ordinary course of business. These lawsuits primarily involve claims arising out of commercial law issues. Stora Enso is also involved in administrative proceedings relating primarily to competition law. Management does not believe that liabilities related to such proceedings in the aggregate, before insurance recoveries, if any, are likely to be material to the Group's financial condition or result of operations.

                        STORA ENSO OYJ AND SUBSIDIARIES

  In March 1999, Stora Enso received a statement of objection from the European Commission relating to producers of newsprint which the Commission's investigation indicated were part of a suspected price cartel from 1989 to 1995. Stora Enso has given its reply within the stipulated time schedule denying all allegations. Should the Group be found to have participated in a prohibited pricing behavior, it would be subjected to a substantial fine. Management is currently not in a position to assess the final outcome of the investigation. The European Commission has not specified any amount of fines or other relief, if any, sought against the alleged participants. No provision has been made in relation to the matter.

  In June 1999, the Finnish Competition Authority issued a statement of objections regarding alleged cooperation in raw wood procurement to specified Finnish forest companies, including Stora Enso. According to the statement of objections, the largest forest companies in Finland and the associations for forest owners have exchanged company-specific information about their raw wood procurement, including information about pricing. The Finnish Competition Authority found that the forest companies may have agreed upon the price levels for raw wood and divided sources of supply. Stora Enso's response is due in September 2000. Management is unable to predict at this time the final outcome of statement of objections or whether the resolution of the matter could materially affect the Group's results of operations, cash flows or financial position. No provision has been made for any potential liability.

  Stora Timber Finance B.V. has been found responsible for pollution of soil in part of the harbor of Amsterdam. Stora Timber Finance B.V. has appealed the decision to the Court of Appeal of Amsterdam. Management estimates that, in the event of an adverse decision by the appeals court, the clean-up costs could range from approximately (Euro)2.5 million to approximately (Euro)6.0 million.
(Euro)2.5 million was recorded at December 31, 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 24--Principal Stora Enso Subsidiaries at December 31, 1999

                                                              The
                                                            nominal
                                     % of shares           currency                Net profit
                                      and voting           value of  Book value      for the
                                     rights held           shares in in (Euro), period in (Euro),
                           Country   by the Group Currency thousands thousands      thousands
                          ---------- ------------ -------- --------- ---------- -----------------
Stora Kopparbergs
 Bergslags AB...........  Stora Enso     98.7       SEK    1,676,156 4,738,102       217,279
Newsprint & Magazine
 Paper
Stora Enso Publication
 Papers Oy Ltd..........          FI    100.0       EUR      135,391   186,689        (2,396)
Kymenso Oy..............          FI    100.0       EUR        2,523     6,728        (1,134)
Varenso Oy..............          FI    100.0       EUR        1,682     5,046            (4)
Stora Enso Sachsen
 GmbH...................          DE    100.0       EUR       51,129    55,194         5,788
Stora Enso Maxau GmbH &
 Co KG..................          DE    100.0       EUR       38,347   544,625           736
Stora Enso Langerbrugge
 NV.....................          BE    100.0       EUR       23,550    15,850        23,008
Stora Enso Corbehem SA..          FR    100.0       EUR       97,028   308,344        26,714
Stora Enso Kabel GmbH...          DE    100.0       EUR       17,384    52,663        (3,714)
Stora Enso Reisholz
 GmbH...................          DE    100.0       EUR        4,602    13,549        (1,593)
Stora Enso Hylte AB.....          SE    100.0       SEK      200,000   334,609         4,413
Stora Enso Kvarnsveden
 AB.....................          SE    100.0       SEK      150,000   239,070        (4,125)
Stora Enso Port
 Hawkesbury Ltd.........          CA    100.0       CAD      852,550   538,260        (7,071)
Fine Paper
Stora Enso Fine Papers
 Oy.....................          FI    100.0       EUR       84,094   162,857        33,419
Berghuizer Papierfabriek
 NV.....................          NL    100.0       EUR        8,743    47,845         6,302
Stora Enso Fine Paper
 AB.....................          SE    100.0       SEK      487,585   330,131       (11,652)
Stora Enso Nymolla AB...          SE    100.0       SEK      142,727   153,820         6,383
Stora Enso Grycksbo AB..          SE    100.0       SEK      125,000    17,496         4,607
Stora Enso Molndal AB...          SE    100.0       SEK       75,000         0        13,316
Stora Enso Uetersen
 GmbH...................          DE    100.0       EUR         9715    28,632          (316)
Stora Enso Suzhou Paper
 Co Ltd.................          CN     60.7       USD       75,000    36,428       (16,528)
Packaging Boards
Corenso United Oy Ltd...          FI     71.0       EUR       18,628    26,019         2,157
Stora Enso Ingerois Oy..          FI    100.0       EUR       33,638    79,048         7,600
Stora Enso Pankakoski Oy
 Ltd....................          FI    100.0       EUR        5,046    11,773         2,090
Laminating Papers Oy....          FI    100.0       EUR       10,091    20,183        (4,075)
Stora Enso Barcelona
 S.A....................          ES    100.0       EUR       41,332    39,332         5,190
Stora Enso Packaging
 Oy.....................          FI    100.0       EUR       18,501    19,441        23,398
ZAO Pakenso.............          RU    100.0       RUR      137,865    13,363        (3,371)
Stora Enso Packaging
 AB.....................          SE    100.0       SEK       30,000    23,265         3,831
Pakenso Baltica SIA.....          LV    100.0       LVL          570       833          (814)
Stora Enso Paperboard
 AB.....................          SE    100.0       SEK      350,000   496,078        45,431
Stora Enso Fors AB......          SE    100.0       SEK      180,000   113,921         3,964
Stora Enso Newton Kyme
 Ltd....................          GB    100.0       GBP        1,500         0        (3,454)
Timber Operations
Stora Enso Timber Oy
 Ltd....................          FI     73.5       EUR       39,098   148,506        12,247
Holzindustrie
 Schweighofer AG........          AU    100.0       EUR          436   120,078         8,368
Puumerkki Oy............          FI    100.0       EUR        8,241    21,042           137
Stora Enso Timber AB....          SE    100.0       SEK      100,000    46,715       (23,663)
Market Pulp
Kemijarven Sellu Oy.....          FI    100.0       EUR        8,409    28,592         6,130
Enocell Oy..............          FI     98.4       EUR       42,383   201,153       (11,243)
Stora Enso Pulp AB......          SE    100.0       SEK       25,000   109,200        22,185
Celulose Beira
 Industrial SA..........          PT    100.0       EUR      772,802    76,089        25,074
Paper Merchants
Papyrus Merchants AB....          SE    100.0       SEK        1,000    99,201             0
Papyrus AB..............          SE    100.0       SEK       21,000    90,511           849
Energy
Pamilo Oy...............          FI      2.0       EUR          182     1,883            81
Stora Enso Energy AB....          SE    100.0       SEK      100,000   114,040       (15,010)
Kopparkraft AB..........          SE     49.0       SEK      685,967   408,132           644
Forest Operations
AS Stora Enso Mets......          EE    100.0       EEK        2,126     1,584           174
Stora Enso Skog AB......          SE    100.0       SEK       25,000   196,328        17,271

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 25--Employee benefits

Short-term employee benefits and equity compensation benefits

  Most of the employees directly involved in production belong to labor unions. Collective bargaining agreements are customarily negotiated between respective unions and the forest industry. Salaries for senior management are negotiated individually.

  Stora Enso has the following incentive systems:

  In 1999, the Group implemented a bonus plan based on synthetic options for 120 management employees. The amount of the bonus was based on Stora Enso's weighted average price for the Series R shares traded on the Helsinki Stock Exchange during the period from October 1, 1999 to December 31, 1999. If the weighted average share price was between FIM 45 and FIM 70 per share ((Euro)7.57 to 11.77 per share) bonuses would be earned to a maximum of FIM 75,000 ((Euro)12,614) or FIM 150,000 ((Euro)25,228) depending on the grant. The bonuses were paid in January, 2000.

  In 1999, a profit-sharing plan was made available to substantially all permanent employees of the former STORA Group. Of the amount of Group profit exceeding the equivalent amount of 12.0% return on capital employed, 10.0% was accrued for the employees, up to a maximum of one sixth of the dividend paid to Stora Enso shareholders.

  Stora Enso has an incentive plan that takes into account the performance, development and results of the business units, as well as individual employee performance. Stora Enso's performance based bonus system is based on company profits and on the achievement of key business targets.

  Management of divisions and business units have an annual bonus plan based on the result of the respective division or business unit and the achievement of personal key targets in separately defined areas. The maximum bonus is two months salary. Employees participate in another bonus plan in which the bonus is calculated as a percentage of each employee's annual salary, the maximum being 7%. All bonuses are discretionary and are not partially triggered if the results of the Group do not exceed a predetermined minimum level.

Bonus plan from year 2000 onwards

  The Group has decided to continue the performance-based bonus plans from year 2000 onwards. Initially the system will cover Finland, Sweden and a few other countries and will later be implemented expanded depending on local practice and legislation.

Management

  For middle and top management a bonus plan exists of up to 20-40% of salary depending on the person's position in the company. The bonus is linked to the corporate return on capital employed target of 13% and individual business targets.

Option plan for key personnel (1999)

  In August 1999, the Group announced an annual share option plan for approximately 200 key personnel. The plan is an integrated part of the top management compensation structure. Participation and terms of future plans will be decided each year. The 1999 plan comprises synthetic options. The seven-year options may be exercised between July 15, 2002 and July 15, 2005 entitling the participant to cash compensation in the form of

                        STORA ENSO OYJ AND SUBSIDIARIES
the difference between the strike price and the prevailing share price. The strike price is (Euro)11.75 based on the average Series R share price from May through July plus a premium of 10%. In an attempt to minimize the cost of the option plan, Stora Enso has entered into a financial derivative agreement. Because these options are synthetic, there is no dilution on outstanding shares. The options are not transferable and expire if the employee leaves the Group.

Post employment benefits

 Pension plans

  The Group has established a number of pension plans for its operations throughout the world. In Finland pension cover is arranged through Stora Enso's own pension funds and partly through Finnish insurance companies. In Sweden pension cover is arranged through book reserves in accordance with the Swedish "PRI/FPG System" which covers the vast majority of large Swedish corporations. Pension arrangements for companies outside Finland and Sweden are made in accordance with the regulations and practice of each country in question. Most of these programs are defined benefit pension plans with retirement, disability, death and termination income benefits. The retirement benefits are generally a function of years of employment and final salary and coordinated with local national pensions.

  The Group's policy for funding its defined benefit plans is to satisfy local statutory funding requirements for tax deductible contributions. The discount rate used in actuarial calculations of liability in book reserves have been adjusted to market rate. The Group has also some fully insured plans and defined contribution plans. The retirement age of the management of Group companies has been agreed at between 60-65 years. For members of the Executive Management Group the retirement age has been agreed at 60 years.

Defined benefit pension plans

  The amounts recognized in balance sheet are as follows:

                                                           As at December 31,
                                                           --------------------
                                                             1998       1999
                                                           ---------  ---------
                                                            (Euro)     (Euro)
                                                              (in millions)
Present value of funded obligations.......................     295.8      334.2
Fair value of plan assets.................................    (281.5)    (302.3)
Present value of unfunded obligations.....................     523.2      548.9
Unrecognized actuarial gains and losses...................       2.1        3.5
Unrecognized prior service cost...........................      (7.9)      (8.9)
                                                           ---------  ---------
Net liability in the balance sheet........................     531.7      575.5
                                                           =========  =========

  The amounts recognized in the income statement are as follows:

                                                                     Year ended
                                                                    December 31,
                                                                        1999
                                                                    ------------
                                                                       (Euro)
                                                                        (in
                                                                     millions)
Current service cost...............................................     18.4
Interest cost......................................................     37.1
Expected return on plan assets.....................................    (10.4)
Net actuarial losses (gains) recognized in year....................    (19.3)
Losses curtailment.................................................      0.4
                                                                       -----
Total included in personnel expenses...............................     26.1
                                                                       =====

                        STORA ENSO OYJ AND SUBSIDIARIES

  Movements in the liability recognized in the balance sheet are as follows:

                                                                   Year ended
                                                                  December 31,
                                                                      1999
                                                                  ------------
                                                                     (Euro)
                                                                      (in
                                                                   millions)
Net liability at the beginning of year...........................    531.7
Effect of adopting IAS 19 (adjusted to opening balance of
 retained earnings)..............................................     37.9
Translation differences..........................................     26.2
Net expense recognized in the income statement...................     26.1
Contributions paid...............................................    (46.4)
                                                                     -----
Net liability at the end of the year.............................    575.5
                                                                     =====

  Weighted average assumptions used in calculations of pension obligations are as follows:

                                                                 As at December
                                                                       31,
                                                                 ---------------
                                                                  1998    1999
                                                                 ------- -------
Discount rate %................................................. 5.0-6.5 5.0-7.3
Expected return on plan assets %................................ 6.0-8.0 5.5-8.0
Future salary increase %........................................ 1.0-4.0 1.0-4.0
Future pension increases %...................................... 1.5-2.8 1.5-2.8
Expected average remaining working lives of employees...........   12-18   11-18

Note 26--Earnings per share

  Basic earnings per share is calculated as follows:

                                                 Year ended December 31,
                                           -----------------------------------
                                              1997        1998        1999
                                           ----------- ----------- -----------
Net profit for the period, EUR, in
 millions.................................       409.0       191.0       752.5
Weighted average number of Series A and R
 shares................................... 759,574,088 759,574,088 759,579,513
Basic earnings per share, (Euro)..........        0.54        0.25        0.99

  Diluted earnings per share is calculated as follows:

                                                 Year ended December 31,
                                           -----------------------------------
                                              1997        1998        1999
                                           ----------- ----------- -----------
Weighted average number of shares, Series
 A and R shares........................... 759,574,088 759,574,088 759,579,513
Effect of warrants........................     116,688     247,904   1,048,530
                                           ----------- ----------- -----------
Diluted number of shares.................. 759,690,776 759,821,992 760,628,043

                                                  Year ended December 31,
                                            -----------------------------------
                                               1997        1998        1999
                                            ----------- ----------- -----------
Net profit for the period, EUR, in
 millions.................................        409.0       191.0       752.5
Adjusted weighted average number of Series
 A and R Shares and assumed conversion....  759,690,776 759,821,992 760,628,043
Diluted earnings per share, (Euro)........         0.54        0.25        0.99

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 27--Subsequent events

  In January 2000, Stora Enso reached an agreement to sell a building in Stockholm to Telia. The gain on sale of the building will amount to approximately (Euro)23.2 million before taxes and will be recognized in the first quarter of 2000.

  In January 2000, Stora Enso and Fortum Oyj signed a letter of intent relating to the sale of the majority of the Group's power assets located outside the mills to Fortum group companies or its designates. See Note 3 for more details.

  In January 2000, Stora Enso reached an agreement to acquire the Finnish paper merchant Paperi-Dahlberg Oy and the Norwegian paper merchant Carl Emil A/S with annual sales of (Euro)50 million.

  On February 22, 2000, Stora Enso and Consolidated Papers, Inc. executed a definitive agreement for Stora Enso to acquire Consolidated Papers for approximately (Euro)4.9 billion, including the assumption of approximately
(Euro)0.9 billion in debt. Under the terms of the agreement, all of the issued and outstanding shares of Consolidated Papers will be converted, at the election of the holder, into cash or Stora Enso ADSs (American Depositary Shares) representing an interest in underlying Series R shares of Stora Enso, or a combination of cash and ADSs, with a targeted value of $44.00 per Consolidated Papers share. The transaction has been unanimously approved by the boards of directors of both companies. The consummation of the transaction, which is subject to regulatory approvals and the approval of the shareholders of both companies, is expected to occur in August 2000.

  In March 2000, the IASC Board approved IAS 40, Investment Property. IAS 40 requires that an enterprise must choose either a fair value model or a cost model for the valuation of its investment property. Investment property is land or a building or part of a building or both held to earn rentals or for capital appreciation or both rather than for use by itself or held for sale. In the fair value model, investment property should be measured at fair value and changes in fair value should be recognized in the income statement. In the cost model, investment property should be measured at depreciated cost less any accumulated impairment losses. An enterprise should apply the model chosen to all its investment property. IAS 40 is effective for periods beginning on or after January 1, 2001. Earlier application is permitted. The Group has not yet determined what, if any, impact this adoption will have on its financial statements.

  At Stora Enso's Annual General Meeting held on March 21, 2000, the shareholders approved the dividend proposed by the Board of Directors of
(Euro)0.40 per each Series A and R share.

  Also, at the Annual General Meeting, the Articles of Association were amended to increase the Company's minimum share capital to (Euro)850.0 million and the maximum share capital to (Euro)3,400 million. The shares have no nominal value. The share capital was converted into euros and increased to 1,291,754,671.30 euro through a bonus issue of 13,769,143.87 euro by transferring an amount equal to the amount of the increase from the reserve fund into share capital.

  On April 17, 2000, Stora Enso signed an agreement with Fortum Oyj for the sale of its off-mill site energy operations for approximately (Euro)1.9 billion, including the assumption of approximately (Euro)1.1 billion in debt. The deal is subject to the approvals of the Finnish and Swedish competition authorities.

                        STORA ENSO OYJ AND SUBSIDIARIES

Note 28--Summary of differences between International Accounting Standards and Generally Accepted Accounting Principles in the United States

  The Group's consolidated financial statements are prepared in accordance with International Accounting Standards (IAS), which differ in a number of respects from the accounting principles generally accepted in the United States (U.S.
GAAP). Such differences include methods for measuring and presenting the amounts shown in the consolidated financial statements, as well as additional disclosures required by U.S. GAAP.

Reconciliation of net profit and shareholders' equity

  The following is a summary of the significant adjustments to net profit and shareholders' equity required when reconciling such amounts recorded in the Group's consolidated financial statements to the corresponding amounts in accordance with U.S. GAAP. The most significant adjustment, which impacts the Group's profit and shareholder's equity in reconciling such amounts from IAS to U.S. GAAP, relates to the accounting for business combinations. As further detailed below, the significant business combination of STORA and Enso is accounted for as a uniting of interests under IAS but is accounted for using the purchase method under U.S. GAAP. This difference impacts the valuation of a number of financial statement accounts at the date of the combination. For presentation purposes in the reconciliation, which follow, the "Business combination" item includes solely the impact of valuation differences that arose using the purchase method under U.S. GAAP. The other reconciling items reflect the pre-and post-combination differences between IAS and U.S. GAAP.

 Reconciliation of net profit

                                                       Year ended December
                                                               31,
                                                      ------------------------
                                                       1998     1999     1999
                                                      -------  -------  ------
                                                      (Euro)   (Euro)     $
                                                       (in millions, except
                                                      for per share amounts)
Reconciliation of net profit
Net profit in accordance with IAS....................   191.0    752.5   757.8
U.S. GAAP adjustments:
  a) Employee benefit plans..........................     8.2     (3.0)   (3.0)
  b) Business combination............................  (268.4)  (143.4) (144.4)
  c) Forest accounting...............................   (11.4)    (1.9)   (1.9)
  d) Marketable equity securities....................     --      (1.8)   (1.8)
  e) Derivative financial instruments................     3.3    (54.4)  (54.8)
  f) Sale and leaseback transactions.................     3.5      4.0     4.0
  g) Impairment of goodwill..........................    89.9    (13.5)  (13.6)
  h) Stock based compensation........................     --      (1.2)   (1.2)
  i) Synthetic option hedge..........................     --     (16.2)  (16.3)
Deferred tax effect of U.S. GAAP adjustments.........    (2.1)    28.4    28.6
                                                      -------  -------  ------
Net income in accordance with U.S. GAAP..............    14.0    549.5   553.4
                                                      =======  =======  ======
Earnings per share in accordance with U.S. GAAP:
  Basic earnings per share...........................    0.02     0.72    0.73
  Diluted earnings per share.........................    0.02     0.72    0.73
  Basic weighted average number of shares
   (thousands)....................................... 759,574  759,580
  Diluted weighted average number of shares
   (thousands)....................................... 759,822  760,628

                        STORA ENSO OYJ AND SUBSIDIARIES

                                                           Year ended December
                                                                   31,
                                                           --------------------
                                                            1998    1999  1999
                                                           ------  ------ -----
                                                           (Euro)  (Euro)   $
                                                              (in millions,
                                                             except for per
                                                             share amounts)
Presentation of net income and earnings per share under
 U.S. GAAP:
Net income:
  Income from continuing operations.......................    2.1  511.6  515.2
  Discontinued operations:
  Income from discontinued operations, net of income taxes
   of (Euro)3.4 million and (Euro)13.3 million,
   respectively...........................................   11.9   37.9   38.2
                                                           ------  -----  -----
    Net income in accordance with U.S. GAAP...............   14.0  549.5  553.4
                                                           ======  =====  =====
Basic and diluted earnings per share:
Basic earnings per share
  Continuing operations...................................   0.00   0.67   0.68
  Discontinued operations.................................   0.02   0.05   0.05
Total basic earnings per share............................   0.02   0.72   0.73
Diluted earnings per share
  Continuing operations...................................   0.00   0.67   0.68
  Discontinued operations.................................   0.02   0.05   0.05
Total diluted earnings per share..........................   0.02   0.72   0.73

 Consolidated Statement of Comprehensive Income

  The Company has adopted Statement of Financial Accounting Standards No. 130,
"Reporting Comprehensive Income", which establishes standards for the reporting and presentation of comprehensive income and its components. The Company has chosen to present comprehensive income in accordance with IAS.

  Components of comprehensive income consist of the following:

                                                           Year ended December
                                                                   31,
                                                           --------------------
                                                            1998    1999  1999
                                                           ------  ------ -----
                                                           (Euro)  (Euro)   $
                                                              (in millions)
Comprehensive income
Net income in accordance with IAS.........................  191.0  752.5  757.8
Other comprehensive income, net of tax
  Foreign currency translation adjustment................. (121.0) 142.4  143.4
                                                           ------  -----  -----
Comprehensive income in accordance with IAS...............   70.0  894.9  901.2
                                                           ======  =====  =====

                        STORA ENSO OYJ AND SUBSIDIARIES

 Reconciliation of shareholders' equity

                                                       As at December 31,
                                                     -------------------------
                                                      1998     1999     1999
                                                     -------  -------  -------
                                                     (Euro)   (Euro)      $
                                                          (in millions)
Reconciliation of shareholders' equity
Shareholders' equity in accordance with IAS......... 5,293.5  5,953.2  5,994.9
U.S. GAAP adjustments:
  a) Employee benefit plans.........................    13.8     10.8     10.9
  b) Business combination........................... 1,086.1    942.7    949.3
  c) Forest accounting..............................    30.6     28.7     28.9
  d) Marketable equity securities...................    66.9     70.9     71.4
  e) Derivative financial instruments...............    32.1    (22.3)   (22.5)
  f) Sale and leaseback transactions................  (821.0)  (905.7)  (912.0)
  g) Impairment of goodwill.........................    89.9     76.4     76.9
  h) Stock based compensation.......................     --      (1.2)    (1.2)
  i) Synthetic option hedge.........................     --     (16.2)   (16.3)
Deferred tax effect of U.S. GAAP adjustments........    18.4     53.1     53.4
                                                     -------  -------  -------
Shareholders' equity in accordance with U.S. GAAP... 5,810.3  6,190.4  6,233.7
                                                     =======  =======  =======

(a) Employee benefit plans

  The companies within the Group have various pension plans in accordance with the local conditions and practices in the countries in which they operate. The plans are generally funded through payments to insurance companies, pension funds or by own provisions, as determined by periodic actuarial calculations. Any deficits or benefits requiring additional contributions are funded through payments or provisions allocated over a period of years not exceeding the expected remaining lives of the participating employees. The Group has met minimum funding requirements for the countries in which it operates.

  Under IAS 19 (revised) and under U.S. GAAP SFAS No. 87 "Employers' Accounting for Pensions," pension expense is based upon a specified methodology that includes a designated actuarial approach and reflects the concept of accrual accounting. Under U.S. GAAP, pension expense is recorded on a full accrual basis and reflected in the income statement over the working lives of the employees provided with such benefits. The economic and demographic assumptions used in calculating pension expense are required to be reviewed and updated periodically to the extent that local market economic conditions and demographics change. Under U.S. GAAP, the Group has estimated the effect on net income and shareholders' equity assuming the adoption of SFAS No. 87 as of January 1, 1998. (The adoption of SFAS No. 87 on the actual effective date of January 1, 1989 was not feasible.) As of January 1, 1998, an unrecognized transition obligation was determined and is being amortized over the then average future working lifetime of employee participants commencing January 1, 1989.

                        STORA ENSO OYJ AND SUBSIDIARIES

  The following table sets forth the changes in the benefit obligation and fair value of plan assets during the year and the funded status of the significant defined benefit pension plans showing the amounts that would be recognized in the Group's consolidated balance sheet in accordance with U.S. GAAP at December 31:

                                                   Retirement Benefits
                                            ----------------------------------
                                                  1998              1999
                                            ----------------  ----------------
                                            Domestic Foreign  Domestic Foreign
                                            -------- -------  -------- -------
                                             (Euro)  (Euro)    (Euro)  (Euro)
                                                      (in millions)
Change in benefit obligation
Benefit obligation at beginning of year....    --     537.0     548.8   608.4
Service cost...............................    --       9.7      11.8    11.1
Interest cost..............................    --      30.7      29.1    33.9
FAS 88 events..............................    --       3.0       --     (0.9)
Amendments.................................    --       0.6      46.0     --
Acquisitions...............................  548.8     49.3       --      0.7
Actuarial loss (gain)......................    --      45.8      19.0     4.2
Benefits paid..............................    --     (34.2)    (39.1)  (38.5)
Currency effect............................    --     (33.5)      --     48.5
                                             -----   ------    ------  ------
Benefit obligation at end of year..........  548.8    608.4     615.6   667.4
                                             =====   ======    ======  ======
                                                   Retirement Benefits
                                            ----------------------------------
                                                  1998              1999
                                            ----------------  ----------------
                                            Domestic Foreign  Domestic Foreign
                                            -------- -------  -------- -------
                                             (Euro)  (Euro)    (Euro)  (Euro)
                                                      (in millions)
Change in plan assets
Fair value of plan assets at beginning of
 year......................................    --      98.3     454.3   100.3
Actual return on plan assets...............    --       8.9      41.1     2.6
Company contribution.......................    --      39.1      29.8    46.9
FAS 88 events..............................    --       --        --     (1.7)
Acquisitions...............................  454.3      1.5       --      --
Benefits paid..............................    --     (34.2)    (39.1)  (38.5)
Currency effect............................    --     (13.2)      --     22.0
                                             -----   ------    ------  ------
Fair value of plan assets at end of year...  454.3    100.4     486.1   131.6
                                             =====   ======    ======  ======
Funded status..............................  (94.6)  (508.0)   (129.5) (535.8)
Unrecognized transitional obligation
 (asset)...................................    --       4.3       --      3.1
Unrecognized prior service cost............    --       0.6      46.0     0.6
Unrecognized actuarial loss................    --      44.5       4.8    58.7
                                             -----   ------    ------  ------
(Accrued)/Prepaid benefit cost.............  (94.6)  (458.6)    (78.7) (473.4)
                                             =====   ======    ======  ======

                        STORA ENSO OYJ AND SUBSIDIARIES

  Amounts recognized in the statement of financial position for purposes of U.S. GAAP at December 31 consist of:

                                                   Retirement Benefits
                                            ----------------------------------
                                                  1998              1999
                                            ----------------  ----------------
                                            Domestic Foreign  Domestic Foreign
                                            -------- -------  -------- -------
                                             (Euro)  (Euro)    (Euro)  (Euro)
                                                      (in millions)
Accrued benefit liability..................  (146.8) (498.1)   (140.3) (527.7)
Prepaid benefit cost.......................    52.2     8.4      61.6    21.4
Intangible asset...........................     --     10.8       --      8.8
Accumulated other comprehensive income.....     --     20.3       --     24.1
                                             ------  ------    ------  ------
Net amount recognized......................   (94.6) (458.6)    (78.7) (473.4)
                                             ======  ======    ======  ======

  For plans where accumulated benefit obligation ("ABO") exceeds assets, the ABO, projected benefit obligation ("PBO") and fair value of plan assets at December 31, is as follows:

                                                      Retirement Benefits
                                               ---------------------------------
                                                     1998             1999
                                               ---------------- ----------------
                                               Domestic Foreign Domestic Foreign
                                               -------- ------- -------- -------
                                                (Euro)  (Euro)   (Euro)  (Euro)
                                                         (in millions)
ABO...........................................  247.7    480.6   241.2    509.7
PBO...........................................  321.6    505.4   311.7    536.3
Fair value of assets..........................  174.9      1.5   185.0      1.6

  Net periodic benefit cost in accordance with U.S. GAAP for the years ended December 31, 1998 and 1999 includes the following components:

                                                      Retirement Benefits
                                               ---------------------------------
                                                     1998             1999
                                               ---------------- ----------------
                                               Domestic Foreign Domestic Foreign
                                               -------- ------- -------- -------
                                                (Euro)  (Euro)   (Euro)  (Euro)
                                                         (in millions)
Service Cost..................................   --       9.7     11.8    11.1
Interest cost.................................   --      30.7     29.1    33.9
Expected return on plan assets................   --      (7.6)   (27.0)   (8.9)
Amortizations.................................   --       1.1      --      1.1
Subtotal......................................   --      33.9     13.9    37.2
FAS 88........................................   --       3.0      --      0.8
                                                 ---     ----    -----    ----
Net periodic benefit cost.....................   --      36.9     13.9    38.0
                                                 ===     ====    =====    ====

  Other events affecting balance sheet at December 31:

                                                     Retirement Benefits
                                              ---------------------------------
                                                    1998             1999
                                              ---------------- ----------------
                                              Domestic Foreign Domestic Foreign
                                              -------- ------- -------- -------
                                               (Euro)  (Euro)   (Euro)  (Euro)
                                                        (in millions)
Acquisitions.................................   94.6    47.9      --      0.8
                                                ----    ----     ----    ----
Total expense and change in balance sheet....   94.6    84.8     13.9    38.8
                                                ====    ====     ====    ====

                        STORA ENSO OYJ AND SUBSIDIARIES

  Weighted-average assumptions used in the calculation of pension costs and the projected benefit obligations at December 31 are as follows:

                                                      Retirement Benefits
                                               ---------------------------------
                                                     1998             1999
                                               ---------------- ----------------
                                               Domestic Foreign Domestic Foreign
                                               -------- ------- -------- -------
Discount rate.................................   5.50%   5.44%    5.80%   5.82%
Rate of compensation increase.................   2.80%   2.66%    2.80%   2.98%
Expected return on plan assets................   6.00%   7.63%    6.00%   7.76%

  Effective January 1, 2000, the financing terms of the Finnish statutory employment pension scheme (TEL) were amended. The amendments resulted in an increase in the employer-funded portion of TEL benefits and a decrease in the pay as you go portion of TEL benefits pertaining to the old age pensions which was partly offset by a decrease in the employer-funded portion of TEL benefits and an increase in the pay as you go portion of TEL benefits as a result of the amendment to disability pensions.

  The effect of these amendments was (Euro)46.0 million on the PBO at December 31, 1999.

  At December 31, 1999, approximately 55% of domestic plan assets consist of Stora Enso securities and loans to Stora Enso. The remaining plan assets consist primarily of real estate, cash and debt and equity securities.

(b) Business combination

  In December, 1998, Enso Oyj acquired STORA through a share exchange transaction and changed its name to Stora Enso Oyj. The business combination was accounted for using the uniting of interests method in the consolidated financial statements prepared in accordance with IAS. Under U.S. GAAP, the business combination is accounted for as a purchase (reverse acquisition), with STORA as the accounting acquiror. The total purchase consideration of Enso has been determined on the basis of the fair value of the transaction when the combination was announced on June 2, 1998.

  The excess of the cost of the acquisition of Enso over the fair value of the net assets acquired totaled (Euro)124.4 million and has been recorded as goodwill under U.S. GAAP. Such goodwill is being amortized on straight-line basis over an estimated economic useful life of 20 years from the effective date of the combination.

                        STORA ENSO OYJ AND SUBSIDIARIES

                                                              U.S.
                                                              GAAP
                             IAS                 U.S. GAAP  purchase
                           balance               purchase   balance
                           sheet at Historical  accounting  sheet at
                           December  U.S. GAAP  fair value  December
                           31, 1998 adjustments adjustments 31, 1998
                           -------- ----------- ----------- --------
                            (Euro)    (Euro)      (Euro)     (Euro)
                                         (in millions)
          Assets
Intangible assets.........   294.4       --        (135.6)    158.8
Tangible assets........... 4,723.4     (30.3)     1,447.3   6,140.4
Other long-term
 investments..............   409.5      66.8        176.6     652.9
Current assets............ 1,912.5       --         104.2   2,016.7
  Total................... 7,339.8      36.5      1,592.5   8,968.8
                           =======     =====      =======   =======

       Liabilities
Minority interest.........   113.5       --           --      113.5
Provisions................   105.9      43.5         51.2     200.6
Long-term liabilities..... 3,017.7      (2.0)       455.2   3,470.9
Current liabilities....... 1,652.6       --           --    1,652.6
                           -------     -----      -------   -------
  Total................... 4,889.7      41.5        506.4   5,437.6
                           =======     =====      =======   =======
Shareholders'
 equity/purchase price.... 2,450.1      (5.0)     1,086.1   3,531.2
                           =======     =====      =======   =======

  The impact of the above adjustments on the 1998 and 1999 reconciliations of net income and shareholders' equity to the corresponding amounts under U.S. GAAP is as follows:

                                                                  Year ended
                                                               December 31, 1999
                                                               -----------------
                                                                    (Euro)
                                                                 (in millions)
Net income
  Amortization of goodwill....................................        21.5
  Depletion of forest assets..................................       (11.0)
  Depreciation of tangible assets.............................       (81.5)
  Cost of goods sold..........................................       (66.5)
  Other operating income......................................       (72.7)
  Financial income and expenses...............................         7.2
  Change in deferred tax liabilities..........................        59.6
                                                                    ------
  Total.......................................................      (143.4)
                                                                    ======

  The 1998 net income adjustment consists of elimination of Enso's net profit for the year ended December 31, 1998 totaling (Euro)278.0 million and capitalization of direct acquisition costs to the purchase consideration totaling (Euro)9.6 million.

                        STORA ENSO OYJ AND SUBSIDIARIES

                                                                As at December
                                                                     31,
                                                                ---------------
                                                                 1998     1999
                                                                -------  ------
                                                                (Euro)   (Euro)
                                                                (in millions)
Shareholders' equity
  Goodwill.....................................................  (135.6) (114.1)
  Land and water...............................................   260.1   249.1
  Buildings and structures.....................................   370.0   354.5
  Machinery and equipment......................................   792.7   726.6
  Shares in associated companies...............................   201.1   128.4
  Inventories..................................................    66.5     --
  Short-term receivables.......................................    37.7    44.9
  Provisions...................................................   (51.2)  (51.2)
  Deferred tax liabilities.....................................  (455.2) (395.6)
                                                                -------  ------
  Total........................................................ 1,086.1   942.7
                                                                =======  ======

(c) Forest assets

  Under IAS, forest assets are stated at historical acquisition cost. For forest holdings outside Finland and Sweden, reforestation costs arising from the planting and care of fast-growing forest holdings are included. Reforestation costs related to the forest holdings in Finland and Sweden are expensed as incurred.

  For purposes of U.S. GAAP, forest assets are stated at the lower of cost and market value. Cost includes all expenditures incurred on the acquisition of the forest (excluding land cost) plus reforestation cost less depletions. Capitalized costs related to forest assets harvested each year are included in the income statement as depletions.

  Under U.S. GAAP, with regard to the forest holdings in Finland and Sweden, capitalized reforestation costs were (Euro)16.3 million and (Euro)17.3 million and depletion of forest assets was (Euro)24.7 million and (Euro)26.8 million for the years ended December 31, 1998 and 1999, respectively.

  A provision for replanting forests is made with regard to the forest holdings in Sweden in the IAS accounts. This provision amounted to (Euro)22 million and
(Euro)21 million for the years ended December 31, 1998 and 1999, respectively.

  Under U.S. GAAP, these costs are capitalized as part of the forest assets as incurred, and the provision has consequently been reversed.

(d) Investments in marketable securities

  Under IAS, the Group's marketable investments are recorded at cost and carried at the lower of cost and market value determined on a portfolio basis. Changes in market value are generally not recognized until realized.

  Under U.S. GAAP, the Group's investments in equity securities with readily determinable market values are classified as available-for-sale securities within non-current assets and reported at fair value, with unrealized gains and losses excluded from earnings and reported, net of applicable taxes, in a separate component of shareholders' equity.

                        STORA ENSO OYJ AND SUBSIDIARIES

  Available-for-sale securities in accordance with U.S. GAAP are summarized as follows:

                                        Gross unrealized Gross unrealized Market
                         U.S. GAAP cost  holding gains    holding losses  value
                         -------------- ---------------- ---------------- ------
                             (Euro)          (Euro)           (Euro)      (Euro)
                                              (in millions)
December 31, 1998.......     106.0            87.7             20.8       172.9
December 31, 1999.......     105.9            88.7             17.8       176.8

  The change in net unrealized holding gain or (loss) on available-for-sale securities that has been included in the separate component of shareholders' equity during 1998 is (Euro)(11.9) million and during 1999 (Euro)4.6 million, net of taxes. Reclassification adjustment for gains included in income during 1998 is (Euro)(3.5) million and during 1999 (Euro)(0.6) million, net of taxes.

(e) Derivative financial instruments

  Under U.S. GAAP, hedge (deferral) accounting is applied to qualifying derivative financial instruments that are designated and effective as a hedge. Unrealized gains and losses on such derivative financial instruments are deferred until the gains and losses on the related underlying hedged items are recognized. If the derivative financial instruments do not qualify as hedges, unrealized gains and losses are recognized immediately in income.

  The Group enters into forward exchange contracts to manage its foreign exchange exposure related to some anticipated future revenues and expenses denominated in foreign currencies other than the euro. Some of these transactions are entered into in respect of future revenues and expenses that are not covered by firm commitments. As permitted under IAS, the Group defers the unrealized gains and losses on such hedges until the related revenue and expense are realized. Under U.S. GAAP such unrealized gains and losses must be included in the determination of net income.

  Between the years 1992 and 1994, the Group entered into series of long-term equity swaps. Under IAS, the Group has accrued interest on the notional amount of the swaps as well as included the dividend payments received in its consolidated income statement. The equity swaps were closed during 1999, as a result of which Stora Enso realized a gain of (Euro)22.5 million, net of tax. Under U.S. GAAP, these equity swaps are considered as derivative financial instruments that do not fulfill the criteria for hedge accounting, thus, unrealized gains and losses must be included in the determination of net income.

(f) Sale-leaseback transactions

  In 1986, STORA implemented a partnership-financing arrangement whereby STORA's hydropower assets were sold at market value to a newly formed company, Kopparkraft, while obtaining an option to acquire the shares of Kopparkraft at a later stage and leasing the assets under an operating lease. A number of agreements concluded at the time assured the financing partners a real return of slightly more than 4% on invested capital. STORA was a minority shareholder in Kopparkraft, together with a consortium of 18 Swedish insurance companies and pension institutions. Effective December 31, 1996, STORA refinanced Kopparkraft, to the effect that the former financing partners were released in accordance with the principles of the option agreement and were replaced by others. The new financing partners comprise a consortium with far fewer participants, headed by Nordbanken. The terms of the option agreement have been changed to a fixed price for the shares of Kopparkraft, whereas under the earlier terms the price of the shares would be determined after consideration of factors not readily determinable. Under the terms of the new option agreement, the Group has established the repurchase price for power assets at a fixed price of (Euro)981 million (SEK 8.4 billion)--the value at December 31, 1996. Under this agreement, the Group has the right but not the obligation to repurchase the

                        STORA ENSO OYJ AND SUBSIDIARIES
particular assets in 2003 or 2007. Through a delivery agreement, the Group pledges to purchase all power produced at the cost price, with supplements to cover interest and dividends to shareholders.

  Under IAS, this transaction has been accounted for using sale and leaseback accounting and accordingly, the gain on the transaction has been recognized.

  Due to the Group's continuing involvement with the assets, the sale-leaseback transaction is classified as a financing arrangement under U.S. GAAP. Accordingly, until the gain is realized through sale of the hydropower assets, the gain is reversed and the proceeds from the sale are treated as an obligation. At December 31, 1998 and 1999, the impact of reversing the sale of these assets would decrease property, plant and equipment by (Euro)821.0 million (SEK 7,789 million) and (Euro)905.7 million (SEK 7,755 million), respectively.

(g) Impairment of goodwill

  As explained in Note 9 to the Consolidated Financial Statements, the Group recognized an impairment charge of (Euro)89.9 million on goodwill. In determining the recoverable amount of these assets Stora Enso discounted future cash flows expected to result from the use and eventual disposition of these assets.

  SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," prescribes the methodology for determination of an asset's recoverable amount. Under SFAS 121, expected cash flows used in determination of an asset's recoverable amount should be undiscounted. The recoverable amount based on undiscounted cash flows exceeds the carrying value and therefore no impairment exists relating to these assets.

  The impairment loss recognized for the year ended December 31, 1998 of
(Euro)89.9 million has been reversed under U.S. GAAP. Additional amortization expense of (Euro)13.5 million has been recognized for the year ended December 31, 1999, respectively, resulting from reversal of the write-down recorded under IAS. Accumulated depreciation relating to these assets at December 31, 1998 and 1999 was (Euro)152.2 million and (Euro)165.7 million, respectively.

(h) Stock based compensation

  Under IAS 19 (revised), "Employee Benefits," no compensation is recognized for equity compensation benefits for stock warrants or for cash payments that will depend on the future market price of the Company's stock.

  As allowed by the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," ("FAS 123"), under U.S. GAAP, the Company has elected to apply Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," ("APB 25") and related interpretations in accounting for its schemes.

  The Company's option scheme, synthetic options, established in 1999 will be settled in cash by measuring the difference between the exercise price and the prevailing stock price. Under U.S. GAAP, this scheme is accounted for as stock appreciation rights in accordance with FASB Interpretation No 28, "Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans," where compensation is measured each period end between the exercise price and the current stock price. Such compensation is accrued as a charge to expense over the future service period and adjusted in subsequent periods up to the measurement date for changes, either increases or decreases, in the stock price. At year-end 1999, the amount recognized is based on the stock price at December 31, 1999.

                        STORA ENSO OYJ AND SUBSIDIARIES

  Information relating to stock warrants granted in 1997 is as follows:

                                                                       Number of
                                                                        shares
                                                                       ---------
   Shares under vested warrants at December 31, 1998.................. 3,000,000
   Exercised and registered...........................................    30,000
   Shares under vested warrants at December 31, 1999.................. 2,970,000

  246,000 shares were registered on January 26, 2000.

  The weighted-average fair value of warrant grant of (Euro)2.01 was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: dividend yield of 2.30%; expected volatility of 30.6%; risk-free interest rate of 4.56%; and expected lives of
4.3 years.

(i) Synthetic option hedge

  In connection with the establishment of the synthetic option scheme, Stora Enso entered into a total return swap in order to mitigate its exposure on the appreciation of its shares. Stora Enso has accrued for the interest payment on the notional amount of the swap and for the difference between the exercise price and the hedged stock price. For U.S. GAAP purposes, this transaction does not qualify for hedge accounting and is therefore marked to market together with the fair value of the option scheme with the resulting unrealized loss included in the determination of net income.

(j) Additional disclosures required under U.S. GAAP

 Valuation and qualifying accounts

  Provisions for obsolete inventories are valuation allowance are as follows for the years ended December 31, 1997, 1998 and 1999, respectively:

                            Balance at
                            beginning                              Balance at
                             of year   Additions Deductions Other  end of year
                            ---------- --------- ---------- ------ -----------
                              (Euro)    (Euro)     (Euro)   (Euro)   (Euro)
                                              (in millions)
   1999
     Obsolescence
      provision............    52.3      10.7      (37.6)    (0.9)    26.2
     Valuation allowance...    67.5                          (4.9)    62.6

   1998
     Obsolescence
      provision............    44.8      38.7      (27.7)    (3.5)    52.3
     Valuation allowance...    53.7                          13.8     67.5

   1997
     Obsolescence
      provision............    14.5      48.9      (17.9)    (0.7)    44.8
     Valuation allowance...    46.0                           7.7     53.7

                        STORA ENSO OYJ AND SUBSIDIARIES

 Consolidated statement of changes in shareholders' equity

  The components of shareholders' equity under IAS are as follows:

                             Share capital
                              (par value           Cumulative
                              FIM 10 per    Share  translation Retained
                                share)     premium adjustment  earnings   Total
                             ------------- ------- ----------- --------  -------
                                (Euro)     (Euro)    (Euro)     (Euro)   (Euro)
                                               (in millions)
   Balance at January 1,
    1997...................     1,277.5     324.3     (73.1)   3,756.2   5,284.9
     Transfer to reserves..         --       30.0       --       (30.0)      --
     Dividends paid
      ((Euro) 0.30 per
      share)...............         --        --        --      (233.5)   (233.5)
     Contribution..........         --        --        --        (0.4)     (0.4)
     Net profit for the
      period...............         --        --        --       409.0     409.0
     Translation
      adjustment...........         --        --       53.2        --       53.2
   Balance at December 31,
    1997...................     1,277.5     354.3     (19.9)   3,901.3   5,513.2
     Transfer to reserves..         --       23.4       --       (23.4)      --
     Dividends paid
      ((Euro) 0.33 per
      share)...............         --        --        --      (242.6)   (242.6)
     Net profit for the
      period...............         --        --        --       191.0     191.0
     Translation
      adjustment...........         --        --     (168.1)       --     (168.1)
   Balance at December 31,
    1998...................     1,277.5     377.7    (188.0)   3,826.3   5,293.5
     Effect of adopting IAS
      19 (revised).........         --        --        --       (27.2)    (27.2)
   Balance at January 1,
    1999 as restated.......     1,277.5     377.7    (188.0)   3,799.1   5,266.3
     Warrants exercised....         0.1       1.9       --         --        2.0
     Dividends paid
      ((Euro) 0.35 per
      share)...............         --        --        --      (268.3)   (268.3)
     Net profit for the
      period...............         --        --        --       752.5     752.5
     Translation
      adjustment...........         --        --      200.6        --      200.6
   Balance at December 31,
    1999...................     1,277.6     379.6      12.6    4,283.3   5,953.2

  Accumulated other comprehensive income comprises translation differences only.

  Consolidated statement of shareholders' equity for the years ended December 31, 1997 and 1998, have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999.

 Leases

  The Group leases tangible assets, including buildings and machinery and equipment, under long-term arrangements. As of December 31, 1999, the approximate future minimum lease payments under noncancelable leases that have initial or remaining noncancelable lease terms in excess of one year are as follows under IAS:

                                                              Operating Capital
                                                              --------- -------
                                                               (Euro)   (Euro)
                                                                (in millions)
   Year ending December 31,
   2000......................................................    24.2     63.3
   2001......................................................    19.7     63.5
   2002......................................................    16.4     63.6
   2003......................................................    14.4     63.6
   2004......................................................     6.8     62.6
   After 2004................................................    35.3    224.0
                                                                -----   ------
   Total minimum lease payments..............................   116.8    540.6

   Less amount representing interest.........................           (237.1)
   Present value of minimum lease payments...................            303.5
                                                                        ======

                        STORA ENSO OYJ AND SUBSIDIARIES

  Rental expense under operating leases in accordance with IAS amounted to
(Euro)25.6 million, (Euro)23.0 million and (Euro)24.2 million for the years ended December 31, 1997, 1998, 1999, respectively.

  Under IAS, the amount related to capital leases of machinery and equipment included in tangible assets was (Euro)115.7 million and (Euro)107.7 million as of December 31, 1998 and 1999, respectively. Accumulated amortization with respect to the leased assets was (Euro)43.4 million and (Euro)53.1 million as of December 31, 1998 and 1999, respectively.

Foreign exchange differences

  The aggregate foreign exchange gains and losses included in the consolidated income statements for the years ended December 31, 1998 and 1999 are as follows:

                                                                    Year ended
                                                                   December 31,
                                                                   --------------
                                                                    1998    1999
                                                                   ------  ------
                                                                   (Euro)  (Euro)
                                                                   (in millions)
   Sales.......................................................... (20.8)   24.1
   Costs and expenses.............................................  (1.0)   (2.0)
   Net financial items............................................ (30.3)   31.6
                                                                   -----    ----
   Total.......................................................... (52.1)   53.7
                                                                   =====    ====

(k) Classification differences

 Consolidated income statement

  In accordance with IAS, the Group classifies gains on sale of fixed assets as a component of operating profit. Under U.S. GAAP, these items would be classified as a component of non-operating profit.

 Deferred taxes

  In accordance with IAS, the Group classifies all deferred tax assets and liabilities as non-current. Under U.S. GAAP, deferred tax assets and liabilities are classified as current or non-current based on the classification of the related non-tax asset or liability, to the extent applicable. Under U.S. GAAP, (Euro)8.6 million and (Euro)11.7 million at December 31, 1998 and 1999, respectively, would be classified as current deferred tax assets arising from the elimination of intercompany profit in inventories.

(l) New accounting standards

  On June 15, 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"), as amended by Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"). FAS 137 delayed the effective date of FAS 133 to be effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. FAS 133 requires that an entity recognize all derivative instruments as either assets or liabilities on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. For fair-value hedge transactions in which the Group is hedging changes in an asset's, liability's, or firm commitment's fair value, changes in the fair value of the derivative instrument will generally

                        STORA ENSO OYJ AND SUBSIDIARIES
be offset in the income statement by changes in the hedged item's fair value. For cash-flow hedge transactions, in which the Group is hedging the variability of cash flows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will generally be reported in other comprehensive income. The gains and losses on the derivative instruments that are reported in other comprehensive income will be reclassified as earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. The ineffective portion of all hedges will be recognized in current-period earnings. The impact of FAS 133 on the Group's financial statements will depend on a variety of factors, including the future level of forecasted and actual foreign currency transactions, the extent of the Group's hedging activities, the types of hedging instruments used and the effectiveness of such instruments. The Group is currently evaluating, and has not yet determined, the impact of adopting FAS 133 on its financial statements.

                        STORA ENSO OYJ AND SUBSIDIARIES

           UNAUDITED CONDENSED CONSOLIDATED INTERIM INCOME STATEMENTS
                    (in millions, except per share amounts)

                                        Three month period ended March 31,
                                        -------------------------------------
                                   Note    1999         2000         2000
                                   ---- ------------ ------------ -----------
                                          (Euro)       (Euro)          $
Sales.............................   2      2,614.7      2,991.7      2,864.3
Expenses and other operating
 income...........................         (1,646.2)    (1,806.4)    (1,729.4)
Personnel expenses................           (436.2)      (445.5)      (426.5)
Depreciation, amortization and
 impairment charges...............           (227.3)      (225.5)      (215.9)
                                        -----------  -----------  -----------
Operating profit..................   2        305.0        514.3        492.5
Net financial items ..............   4        (72.8)       (68.7)       (65.8)
Share of results of associated
 companies........................              0.4          5.8          5.5
                                        -----------  -----------  -----------
Profit before tax and minority
 interests........................            232.6        451.4        432.2
Income tax expense................   1        (74.5)      (149.8)      (143.4)
                                        -----------  -----------  -----------
Profit after tax..................            158.1        301.6        288.8
Minority interests................             (2.6)        (7.4)        (7.1)
                                        -----------  -----------  -----------
Profit for the period.............            155.5        294.2        281.7
                                        ===========  ===========  ===========
Basic earnings per share..........   5         0.20         0.39         0.37
Diluted earnings per share........   5         0.20         0.39         0.37



The accompanying Notes are an integral part of these Unaudited Condensed Consolidated Financial Statements.

                        STORA ENSO OYJ AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS
                                 (in millions)

                                                          As at March 31,
                                                     --------------------------
                                                Note   1999     2000     2000
                                                ---- -------- -------- --------
                                                      (Euro)   (Euro)     $
ASSETS
Fixed assets and other long-term investments..    6
Property, plant and equipment, intangible
 assets and goodwill..........................       11,237.3 11,321.2 10,838.9
Investments in associated and other
 companies....................................          446.1    446.7    427.6
Investments...................................           48.5     50.0     47.9
Non-current loan receivables..................           79.4     67.7     64.8
Deferred tax assets...........................            --       5.9      5.6
Other non-current assets......................           88.8     87.4     83.8
                                                     -------- -------- --------
                                                     11,900.1 11,978.9 11,468.6
Current assets
Inventories...................................    7   1,354.9  1,343.4  1,286.2
Tax receivables...............................            9.1     97.1     92.9
Short-term receivables........................        2,096.7  2,227.6  2,132.7
Current portion of loan receivables...........          203.4     49.3     47.2
Cash and cash equivalents.....................          577.8    634.8    607.8
                                                     -------- -------- --------
                                                      4,241.9  4,352.2  4,166.8
                                                     -------- -------- --------
  Total assets................................       16,142.0 16,331.1 15,635.4
                                                     ======== ======== ========
SHAREHOLDERS' EQUITY AND LIABILITIES
Shareholders' equity..........................    8   5,270.0  6,068.8  5,810.3
                                                     -------- -------- --------
Minority interests............................          211.1    206.6    197.8
                                                     -------- -------- --------
Commitments and contingencies.................   9
Long-Term Liabilities
Pension provisions............................          581.7    578.9    554.2
Deferred tax liabilities......................        1,371.4  1,521.3  1,456.5
Other provisions..............................          269.5    200.4    191.8
Long-term debt................................        4,359.9  3,829.7  3,666.5
Other long-term liabilities...................           93.0     88.0     84.3
                                                     -------- -------- --------
                                                      6,675.5  6,218.3  5,953.4
                                                     -------- -------- --------
Current liabilities
Interest-bearing liabilities..................        1,975.8  1,652.7  1,582.3
Tax liabilities...............................          223.4    293.5    280.9
Other current liabilities.....................        1,786.2  1,891.2  1,810.6
                                                     -------- -------- --------
                                                      3,985.4  3,837.4  3,673.9
                                                     -------- -------- --------
  Total shareholders' equity and liabilities..       16,142.0 16,331.1 15,635.4
                                                     ======== ======== ========

    The accompanying Notes are an integral part of these Unaudited Condensed
                       Consolidated Financial Statements.

                        STORA ENSO OYJ AND SUBSIDIARIES

                  UNAUDITED CONDENSED STATEMENTS OF CHANGES IN
                              SHAREHOLDERS' EQUITY
                                 (in millions)

                                                   Cumulative
                             Share capital  Share  translation Retained
                              (par value)  premium adjustment  earnings   Total
                             ------------- ------- ----------- --------  -------
                                (Euro)     (Euro)    (Euro)     (Euro)   (Euro)
Balance at December 31,
 1998......................     1,277.5     377.7    (188.0)   3,826.3   5,293.5
  Effect of adopting IAS 19
   (revised)...............         --        --        --       (27.2)    (27.2)
Balance at January 1, 1999
 as restated...............     1,277.5     377.7    (188.0)   3,799.1   5,266.3
  Warrants exercised.......         0.1       1.9       --         --        2.0
  Dividends paid ((Eu-
   ro)0.35 per share)......         --        --        --      (268.3)   (268.3)
  Net profit for the peri-
   od......................         --        --        --       752.5     752.5
  Translation adjustment...         --        --      200.6        --      200.6
Balance at December 31,
 1999......................   1,277.6       379.6      12.6    4,283.3   5,953.2
  Dividends paid ((Eu-
   ro)0.40 per share)......         --        --        --      (303.9)   (303.9)
  Net profit for the peri-
   od......................         --        --        --       294.2     294.2
  Translation adjustment...         --        --      125.3        --      125.3
Balance at March 31, 2000..     1,277.6     379.6     138.0    4,273.6   6,068.8


    The accompanying Notes are an integral part of these Unaudited Condensed
                       Consolidated Financial Statements.

                        STORA ENSO OYJ AND SUBSIDIARIES

         UNAUDITED CONDENSED CONSOLIDATED INTERIM CASH FLOW STATEMENTS
                                 (in millions)

                                                         Three month period
                                                          ended March 31,
                                                        ----------------------
                                                         1999    2000    2000
                                                        ------  ------  ------
                                                        (Euro)  (Euro)    $
Cash flow from operating activities
Operating profit......................................   305.0   514.3   492.5
Adjustments...........................................   227.7   183.8   176.0
Change in net working capital, net of businesses ac-
 quired or sold.......................................  (335.8)  (70.9)  (67.9)
                                                        ------  ------  ------
Cash flow generated by operations.....................   196.9   627.2   600.5
Net financial items...................................   (72.8)  (68.7)  (65.8)
Income taxes paid.....................................   (44.3) (144.7) (138.5)
                                                        ------  ------  ------
Net cash provided by operating activities.............    79.8   413.8   396.2
                                                        ------  ------  ------
Cash flow from investing activities
Acquisitions..........................................   (77.1)  (31.9)  (30.5)
Proceeds from sale of fixed assets and shares.........    87.5    78.6    75.3
Capital expenditures..................................  (192.7) (134.9) (129.2)
Proceeds from long-term receivables, net..............    10.1     0.6     0.6
                                                        ------  ------  ------
Net cash used in investing activities.................  (172.2)  (87.6)  (83.9)
                                                        ------  ------  ------
Cash flow from financing activities
Change in long-term liabilities, net..................   115.8  (147.6) (141.3)
Change in short-term borrowings, net..................   (33.2) (286.5) (274.3)
Proceeds from issuance of share capital...............    72.0     0.0     0.0
Other change in shareholders' equity..................     --     99.7    95.5
Other change in minority interest.....................   (72.0)   (2.8)   (2.7)
                                                        ------  ------  ------
Net cash used in financing activities.................    82.6  (337.2) (322.8)
                                                        ------  ------  ------
Net increase (decrease) in cash and cash equivalents..    (9.8)  (11.0)  (10.5)
Effect of exchange rate changes on cash and cash
 equivalents..........................................    (7.4)    3.6     3.4
Cash and cash equivalents at beginning of period......   595.0   642.2   614.8
                                                        ------  ------  ------
Cash and cash equivalents at end of period............   577.8   634.8   607.8
                                                        ======  ======  ======

    The accompanying Notes are an integral part of these Unaudited Condensed
                       Consolidated Financial Statements.

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                          INTERIM FINANCIAL STATEMENTS


Note 1--Accounting policies

  These interim unaudited condensed consolidated financial statements are prepared in accordance with IAS 34, Interim Financial Reporting. The accounting policies used in preparation of the interim consolidated financial statements are consistent with those used in the annual financial statements for the year ended December 31, 1999, except that the Group adopted IAS 38, Intangible assets and IAS 22 (revised), Business Combinations as of January 1, 2000. IAS 38 requires that an intangible asset should be recognized if, and only if, it is probable that future economic benefits attributable to the asset will flow to the Group and the cost of the asset can be measured reliably. In addition, IAS 38 requires expenditure on advertising, training, start-up, and research and development activities to be expensed as incurred. The adoption of IAS 38 did not have a material impact on the consolidated financial statements. The adoption of IAS 22 (revised), which addresses the recognition of identified assets and liabilities in an acquisition, the determination of the fair values of assets acquired and liabilities assumed, the treatment of goodwill, did not have a material impact on the consolidated financial statements.

  In the opinion of the management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation have been included. These interim consolidated financial statements should be read in conjunction with the Stora Enso consolidated financial statements as at December 31, 1999 and for the three month period then ended and the related notes to the consolidated financial statements.

  Costs that arise unevenly during the financial year are anticipated or deferred in the interim financial statements only if it would be also appropriate to anticipate or defer such costs at the end of the year.

  Income tax expense for the interim periods presented has been accrued using the tax rate that would be applicable to expected total annual earnings for each tax jurisdiction to the extent applicable, that is, the estimated average annual effective income tax rate applied to the pre-tax income of the interim period. The estimated average annual effective tax rates used at consolidation were 32% and 33% for the three month period ended March 31, 1999 and 2000, respectively.

  Solely for the convenience of the reader, the unaudited interim consolidated financial statements as of and for the three month period ended March 31, 2000 have been translated into United States dollars ("USD" or "$") at the rate of USD 0.9574 per euro, the noon buying rate on March 31, 2000 as announced by the Federal Reserve Bank of New York. The translation should not be construed as a representation that the amounts shown could be converted into USD at such rate.

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                          INTERIM FINANCIAL STATEMENTS


Note 2--Segment information

Sales by segment

                                                     Three month period ended
                                                             March 31,
                                                     ------------------------
                                                         1999          2000
                                                     ------------  ------------
                                                        (Euro)        (Euro)
                                                           (in millions)
      Magazine paper................................        436.5         500.0
      Newsprint.....................................        410.6         416.0
      Fine paper....................................        525.8         637.6
      Packaging boards..............................        564.8         661.8
      Timber products...............................        247.8         298.1
      Market pulp...................................        208.3         330.7
      Paper merchants...............................        205.7         225.4
      Forest operations.............................        423.1         508.1
      Other operations..............................       (482.5)       (619.2)
                                                     ------------  ------------
      Continuing operations total...................      2,540.1       2,958.5
                                                     ============  ============
      Divested units................................         24.7           --
      Discontinued operations, Energy...............        150.5         116.4
      Internal sales, Energy........................       (100.6)        (83.2)
                                                     ------------  ------------
        Total.......................................      2,614.7       2,991.7
                                                     ============  ============

Operating profit by segment

                                                     Three month period ended
                                                             March 31,
                                                     ------------------------
                                                         1999          2000
                                                     ------------  ------------
                                                        (Euro)        (Euro)
                                                           (in millions)
      Magazine paper................................         59.3          67.2
      Newsprint.....................................         73.6          61.0
      Fine paper....................................         41.4         102.6
      Packaging boards..............................         46.8          81.0
      Timber products...............................          4.4          22.4
      Market pulp...................................         (4.1)        105.7
      Paper merchants...............................          0.5           4.1
      Forest operations.............................         25.8          33.0
      Other operations..............................         (5.6)         10.7
                                                     ------------  ------------
      Continuing operations total...................        242.1         487.7
                                                     ============  ============
      Divested units................................         22.9           --
                                                     ------------  ------------
      Discontinued operations, Energy...............         40.0          26.6
                                                     ------------  ------------
        Total.......................................        305.0         514.3
                                                     ============  ============

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                          INTERIM FINANCIAL STATEMENTS

Note 3--Acquisitions

  During the three month period ended March 31, 2000, Stora Enso acquired the paper merchants Carl Emil A/S in Norway and Paperi-Dahlberg Oy in Finland and the tube plants of Huhtamaki Van Leer in the Netherlands and Sweden. Total cost for these acquisitions amounted to (Euro)35.5 million.

Note 4--Net financial items

                                                         Three month period
                                                           ended March 31,
                                                         ---------------------
                                                           1999        2000
                                                         ---------   ---------
                                                          (Euro)      (Euro)
                                                            (in millions)
      Dividend income...................................       1.9         1.1
      Interest income...................................       6.5        14.6
      Interest expense..................................     (83.3)      (78.1)
      Other financial income and expenses, net..........      (3.1)       (0.5)
      Exchange rate difference..........................       5.2        (5.9)
                                                         ---------   ---------
                                                             (72.8)      (68.7)
                                                         =========   =========

Note 5--Earnings per share

  Basic earnings per share is calculated as follows:

                                                         Three month period
                                                           ended March 31,
                                                       -----------------------
                                                          1999        2000
                                                       ----------- -----------
      Net profit for the period, (Euro), in millions.        155.5       294.2
      Weighted average number of Series A and R
       shares......................................... 759,791,572 759,855,689
      Basic earnings per share, (Euro)................        0.20        0.39

  Diluted earnings per share is calculated as follows:

                                                          Three month period
                                                            ended March 31,
                                                        -----------------------
                                                           1999        2000
                                                        ----------- -----------
      Weighted average number of shares, Series A and
       R shares.......................................  759,579,689 759,855,689
      Effect of warrants..............................      211,883   1,076,971
                                                        ----------- -----------
      Diluted number of shares........................  759,791,572 760,932,660
      Net profit for the period, (Euro), in millions..        155.5       294.2
      Adjusted weighted average number of Series A and
       R Shares and assumed conversion................  759,791,572 760,932,660
      Diluted earnings per share, (Euro)..............         0.20        0.39

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                          INTERIM FINANCIAL STATEMENTS

Note 6--Fixed assets and other long-term investments

                                                              Three month
                                                             period ended
                                                               March 31,
                                                           ------------------
                                                             1999      2000
                                                           --------  --------
                                                            (Euro)    (Euro)
                                                             (in millions)
      Capital expenditure and commitments
      Opening net book amount............................. 11,695.1  11,900.8
      Acquisition of subsidiary...........................      2.2      11.1
      Additions...........................................    192.7     134.9
      Disposals...........................................    (99.2)    (33.2)
      Depreciation, amortization, impairment charges and
       translation differences............................    109.3     (34.7)
                                                           --------  --------
      Closing net book amount............................. 11,900.1  11,978.9
                                                           --------  --------
      Borrowings
      Current.............................................  1,975.8   1,652.7
      Non-current.........................................  4,359.9   3,829.7
                                                           --------  --------
        Total.............................................  6,335.7   5,482.4
      Opening amount......................................  5,987.9   5,769.5
      Acquisition of subsidiary...........................      1.4      10.9
      Bonds issued........................................    115.2       --
      Repayment of borrowings.............................    (32.6)   (434.1)
      Translation difference..............................    263.8     136.1
                                                           --------  --------
      Closing amount......................................  6,335.7   5,482.4
                                                           --------  --------
      Acquisition
      Property, plant and equipment.......................      2.2      11.1
      Borrowings..........................................     (1.4)    (10.9)
      Other assets, less liabilities......................     76.3      15.9
                                                           --------  --------
      Fair value of net assets............................     77.1      16.1
                                                           --------  --------
      Goodwill............................................      --       15.8
                                                           --------  --------
        Total purchase consideration, net of cash.........     77.1      31.9
                                                           --------  --------

Note 7--Inventories

                                                                  At March 31,
                                                                 ---------------
                                                                  1999    2000
                                                                 ------- -------
                                                                 (Euro)  (Euro)
                                                                  (in millions)
      Materials and supplies....................................   569.1   559.6
      Work in progress..........................................    75.9    74.8
      Finished goods............................................   650.4   630.8
      Other inventories.........................................    59.5    78.2
                                                                 ------- -------
        Total................................................... 1,354.9 1,343.4
                                                                 ======= =======

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                          INTERIM FINANCIAL STATEMENTS

Note 8--Shareholders' equity

Changes in number of shares

                                            Series A     Series R      Total
                                           -----------  ----------- -----------
At December 31, 1998.....................  243,394,655  516,185,034 759,579,689
Change from Series A shares to Series R
 shares..................................  (34,443,467)  34,443,467         --
Warrants exercised and registered October
 26, 1999................................          --        30,000      30,000
At December 31, 1999.....................  208,951,188  550,658,501 759,609,689
Warrants exercised and registered January
 26, 2000................................                   246,000     246,000
At March 31, 2000........................  208,951,188  550,904,501 759,855,689

  Group companies held 5,601 Series R treasury shares with a total nominal value of (Euro)8,478 at March 31, 2000, representing less than 0.1% of the total share capital and voting rights of the Company.

Option plan in 2000 for key personnel

  The Annual General Meeting approved the continuance of the annual rolling incentive scheme initiated in 1999 for approximately 200 key personnel in 2000. The plan is an integrated part of the top management compensation structure. The seven-year options may be exercised between April 1, 2003 and March 31, 2007 and entitle the participant either to cash compensation in the form of the difference between the strike price and the prevailing share price or to an option to purchase outstanding shares. The strike price is (Euro)12.25 based on the average Series R share price in the period of three days prior and after the Annual General Meeting on March 21, 2000, plus a premium of 10%. In an attempt to minimize the cost of the option plan, Stora Enso has entered into a financial derivative agreement. Because these options are synthetic, there is no dilution on outstanding shares. The options are not transferable and expire if the employee leaves the Group.

Note 9--Commitments and contingencies

                                                                  At March 31,
                                                                 ---------------
                                                                  1999    2000
                                                                 ------- -------
                                                                 (Euro)  (Euro)
                                                                  (in millions)
Commitments and contingent liabilities
On own behalf
  Pledges given.................................................   134.2    67.6
  Mortgages.....................................................   611.8   646.0
On behalf of associated companies
  Mortgages.....................................................     1.0     1.0
  Guarantees....................................................   119.3    11.2
On behalf of others
  Pledges given.................................................     --      2.6
  Guarantees....................................................   119.5   201.6
Other commitments, own
  Leasing commitments, in next 12 months........................    26.5    23.2
  Leasing commitments, after next 12 months.....................   111.0    95.3
  Pension liabilities...........................................     2.7     3.0
Other commitments...............................................    17.6    42.3
    Total.......................................................
  Pleges given..................................................   134.2    70.2
  Mortgages.....................................................   612.8   647.0
  Guarantees....................................................   238.8   212.8
  Leasing commitments...........................................   137.5   118.5
  Pension liabilities...........................................     2.7     3.0
  Other commitments.............................................    17.6    42.3
                                                                 ------- -------
    Total....................................................... 1,143.6 1,093.8
                                                                 ------- -------

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                          INTERIM FINANCIAL STATEMENTS

  Contingent assets at March 31, 1999 consisted of a surplus in the Swedish pension system. There were no contingent assets at March 31, 2000.

Note 10--Financial instruments

  The following table presents the fair values and nominal amounts of the Group's financial instruments outstanding at March 31, 1999 and 2000. The fair values of financial instruments are defined as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced liquidation or sale.

                                                                 At March 31,
                                                                ---------------
                                                                 1999    2000
                                                                ------- -------
                                                                (Euro)  (Euro)
      Financial instruments                                      (in millions)
      Fair value
        Interest rate derivatives..............................    23.8    (0.5)
        Foreign exchange derivatives...........................    54.1    20.3
      Nominal value
        Interest rate derivatives.............................. 7,810.2 1,059.8
        Foreign exchange derivatives........................... 8,263.0 3,781.9

Note 11--Subsequent events

  On April 17, 2000, Stora Enso entered into an agreement to sell a significant portion of its off-mill site energy operations, including its shares in affiliated hydro power and nuclear power generators entitling Stora Enso to energy generation capacity, its regional power distribution networks and power sales agreements to Fortum Oyj, a Finnish energy and petro-chemical company, for a purchase price of approximately (Euro)1.8 billion, including the assumption of approximately (Euro)1.2 billion in debt. As a result of the sale, Stora Enso expects to record a gain on the disposition of approximately
(Euro)530 million before tax and approximately (Euro)513 million after tax. The transaction was completed on May 31 and June 5, 2000.

Note 12--Summary on differences between IAS and U.S. GAAP

  The Group's consolidated financial statements are prepared in accordance with International Accounting Standards ("IAS"), which differ in a number of respects from the accounting principles generally accepted in the United States ("U.S. GAAP"). The following summary provides a narrative explanation of the principal differences as applied to Stora Enso. This summary should be read in conjunction with the annual consolidated financial statements of Stora Enso.

 Employee benefit plans

  Under IAS, the determination of pension expense for defined benefit plans differs from the methodology set forth in U.S. GAAP. For purposes of U.S. GAAP, the Group has estimated the effect on net income and shareholders' equity assuming the application of SFAS No. 87 in calculating pension expense as of January 1, 1998.

 Business combination

  In December 1998, Enso Oyj acquired STORA through a share exchange transaction and changed its name to Stora Enso Oyj. The business combination was accounted for using the uniting of interests method in the consolidated financial statements prepared in accordance with IAS. Under U.S. GAAP, the business combination is accounted for as a purchase (reverse acquisition), with STORA as the accounting acquiror.

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                   INTERIM FINANCIAL STATEMENTS--(Continued)

 Forest assets

  Under IAS, forest assets are stated at historical acquisition cost and include reforestation costs arising from the planting and care of fast-growing forest holdings outside Finland and Sweden. Reforestation costs related to forest holdings in Finland and Sweden are expensed as incurred and provisions for replanting forests are made. For purposes of U.S. GAAP, forest assets are stated at the lower of cost and market value. Cost includes all expenditures incurred on the acquisition of the forest (excluding land cost) plus reforestation cost less depletions. Capitalized costs related to forest assets harvested each year are included in the income statement as depletions. Under U.S. GAAP, replanting costs are capitalized as part of the forest assets as incurred.

 Investments in marketable securities

  Under IAS, the Group's marketable investments are recorded at cost and carried at the lower of cost and market value determined on a portfolio basis. Changes in market values are not recognized until realized. Under U.S. GAAP, the Group's investments in equity securities with readily determinable market values are classified as available-for-sale securities within non-current assets and reported at fair value, with unrealized gains and losses excluded from earnings and reported, net of applicable taxes, in a separate component of shareholders' equity.

 Derivative financial instruments

  The Group enters into forward exchange contracts to manage its foreign exchange exposure related to certain anticipated future revenues and expenses denominated in foreign currencies other than the euro. Certain of these transactions are entered into in respect of future revenues and expenses that are not covered by firm commitments. As permitted under IAS, the Group defers the unrealized gains and losses on such hedges until the related revenue and expense are realized. Under U.S. GAAP such unrealized gains and losses must be included in the determination of net income.

  The Group has entered into series of long-term equity swaps. Under IAS, the Group has accrued interest on the notional amount of the swaps as well as included the dividend payments received in its consolidated income statement. Under U.S. GAAP, these equity swaps are considered as derivative financial instruments that do not fulfill the criteria for hedge accounting, thus, unrealized gains and losses must be included in the determination of net income.

 Sale-leaseback transaction

  Under IAS, the Group has recognized a gain resulting from a sale and leaseback transaction qualifying as an operating lease. Due to the Group's continuing involvement with the assets, the sale and leaseback transaction is classified as a financing arrangement under U.S. GAAP and the gain is deferred and amortized over the longer of the remaining useful life of the asset or the lease.

 Impairment of goodwill

  Under IAS, the Group has recognized an impairment charge on goodwill and in determining the recoverable amount of these assets the Group has used discounted future cash flows expected to result from the use and eventual disposition of these assets. Under U.S. GAAP, expected cash flows used in determination of an asset's recoverable amount should be undiscounted. The recoverable amount based on undiscounted cash flows exceeds the carrying value and therefore no impairment exists relating to these assets under U.S. GAAP.

                        STORA ENSO OYJ AND SUBSIDIARIES

                 NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED
                   INTERIM FINANCIAL STATEMENTS--(Continued)
 Stock compensation

  Under IAS, no compensation is recognized for equity compensation benefits for stock warrants or for cash payments that will depend on the future market price of the Company's stock. For stock warrants under U.S. GAAP, the difference between the fair market value and of the stock less the amount paid by the employee is treated as compensation expense in the year the option is granted. For cash awards based on the company's stock performance, where compensation is measured each period and between the exercise price and the current stock price and the compensation, if any, is accrued as a charge to expense over the future service period and adjusted in subsequent periods up to the measurement date for changes, either increases or decreases, in the stock price.

 Synthetic option hedge

  In connection with the establishment of the synthetic option schemes, Stora Enso has entered into total return swaps in order to mitigate its exposure on the appreciation of its shares. Under IAS, Stora Enso has accrued for the interest payment on the notional amount of these swaps and for the difference between the exercise price and the hedged stock price. For U.S. GAAP purposes, these transactions do not qualify for hedge accounting and are therefore marked to market together with the fair value of the option schemes with the resulting unrealized loss included in the determination of net income.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Stora Enso Oyj:

  In our opinion, the income statements and cash flow statements of Enso Group (the "Company"), an integrated part of Stora Enso Oyj, as defined in Note 1 to the consolidated income statements and cash flow statements, present fairly, in all material respects, the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998, in conformity with International Accounting Standards. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in Finland, which are substantially the same as those followed in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

  The Company is a fully integrated part of Stora Enso Oyj. Consequently, as indicated in Note 2, these financial statements have been derived from the consolidated financial statements and accounting records of Stora Enso Oyj.

  International Accounting Standards vary in certain significant respects from accounting principles generally accepted in the United States and as allowed by
Item 17 to Form 20-F. The application of the latter would have affected the determination of consolidated net profit expressed in Euros for the period ended December 31, 1998, to the extent summarized in Note 11 to the consolidated financial statements.

SVH Pricewaterhouse Coopers Oy

/s/ Pekka Nikula
---------------------------------
Pekka Nikula
Authorized Public Accountant

Helsinki, Finland
April 22, 2000

                                   ENSO GROUP

                         CONSOLIDATED INCOME STATEMENTS
                  (in millions, except for per share amounts)

                                                              Year ended
                                                             December 31,
                                                           ------------------
                                                      Note   1997      1998
                                                      ---- --------  --------
                                                            (Euro)    (Euro)
Sales................................................   3   4,922.5   5,298.4
Changes in inventories of finished goods and work in
 progress............................................          (8.8)     27.4
Other operating income...............................   5      26.1      22.1
Materials and services...............................      (2,527.5) (2,668.2)
Freight and sales commissions........................        (565.5)   (479.6)
Personnel expenses...................................   6    (797.1)   (865.5)
Depreciation, amortization and impairment charges....   9    (375.3)   (427.3)
Other operating expenses.............................        (172.8)   (299.5)
                                                           --------  --------
Operating Profit.....................................   3     501.6     607.8
Net financial items..................................   7    (150.9)   (184.4)
Share in results of associated companies.............          16.5       9.9
                                                           --------  --------
Profit before tax and minority interests.............         367.2     433.4
Income tax expense...................................   8    (129.0)   (149.7)
                                                           --------  --------
Profit after tax.....................................         238.2     283.7
Minority interests...................................         (11.4)     (5.7)
                                                           --------  --------
Net profit for the period............................         226.8     278.0
                                                           ========  ========
Basic earnings per share.............................  10      0.73      0.89
Diluted earnings per share...........................  10      0.73      0.89


  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.
    All balances have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999.

                                   ENSO GROUP

                       CONSOLIDATED CASH FLOW STATEMENTS
                                 (in millions)

                                                                 Year ended
                                                                December 31,
                                                                --------------
                                                                 1997    1998
                                                                ------  ------
                                                                (Euro)  (Euro)
Net profit for the period.....................................   226.8   278.0
Reversal of non-cash items
 Minority interests...........................................    11.4     5.7
 Taxes........................................................   129.0   149.7
 Depreciation, amortization and impairment charges............   375.3   427.3
 Share of results of associated companies.....................   (16.5)   (9.9)
 Profit and losses on sale of fixed assets....................    (8.0)   (7.9)
 Net financial income.........................................   150.9   184.4
Interest received.............................................    11.1     2.5
Interest paid, net of amount capitalized......................  (185.6) (183.0)
Dividends received............................................     2.1     2.3
Other financial items, net....................................    21.5    (6.2)
Income taxes paid.............................................   (62.5)  (31.0)
Change in net working capital, net of businesses acquired or
 sold.........................................................   (12.5)   75.4
                                                                ------  ------
Net cash provided by operating activities.....................   643.0   887.2
                                                                ------  ------
Cash flow from investing activities
Acquisition of subsidiary shares, net of cash.................  (223.4) (330.5)
Acquisition of shares in associated companies.................   (11.4)  (84.4)
Investment in shares in other companies.......................    (0.2)   (4.6)
Capital expenditures..........................................  (382.5) (300.5)
Proceeds from dispositions of subsidiary shares, net of cash..   111.6     --
Proceeds from sale of fixed assets............................    24.5    23.3
Other.........................................................    (2.4)   (1.7)
Proceeds from (payments of) long-term receivables, net........    27.7     1.9
                                                                ------  ------
Net cash used in investing activities ........................  (456.2) (696.5)
                                                                ------  ------
Cash flow from financing activities
Proceeds from (payments of) long-term liabilities, net........   (22.6)  131.4
Proceeds from (payments of) short term borrowings, net........   (82.6) (148.0)
Dividends paid................................................   (94.3) (115.5)
Other.........................................................    (6.7)    3.5
                                                                ------  ------
Net cash used in financing activities.........................  (206.2) (128.6)
                                                                ------  ------
Net increase (decrease) in cash and cash equivalents..........   (19.4)   62.1
Effect of exchange rate changes on cash and cash equivalents..    (3.9)   (0.3)
Cash and cash equivalents at beginning of year................   123.1    99.8
                                                                ------  ------
Cash and cash equivalents at end of period....................    99.8   161.5
                                                                ======  ======

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.
    All balances have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999

                                   ENSO GROUP

                       CONSOLIDATED CASH FLOW STATEMENTS

Supplemental Cash Flow Information:

                                                                   Year ended
                                                                  December 31,
                                                                  -------------
                                                                   1997   1998
                                                                  ------  -----
Change in net working capital, net of businesses acquired or sold include

Change in inventories............................................   55.0  (66.3)
Change in interest-free receivables.............................. (252.1)  62.3
Change in interest-free liabilities..............................  126.6  113.0
Proceeds from (payments of) short-term receivables...............   58.0  (33.6)
                                                                  ------  -----
                                                                   (12.5)  75.4
                                                                  ======  =====
Acquisition of group companies
Cash flow on acquisition
Purchase consideration on acquisitions...........................  310.0  335.9
Cash and cash equivalents in acquired companies..................  (86.6)  (5.4)
                                                                  ------  -----
                                                                   223.4  330.5
                                                                  ======  =====
Acquired net assets
Operating working capital........................................    4.7   15.5
Operating fixed assets...........................................  365.3  408.5
Interest-bearing assets less cash and cash equivalents...........    4.4   (1.3)
Tax liabilities..................................................    --     3.4
Interest bearing liabilities.....................................  (84.6) (96.3)
Minority interests...............................................  (66.4)   0.7
                                                                  ------  -----
                                                                   223.4  330.5
                                                                  ======  =====
Disposition of subsidiary shares
Sale consideration from disposal of companies....................  111.6    --

Net assets sold
Operating working capital........................................    5.5    --
Operating fixed assets...........................................   30.6    --
Gain on sale.....................................................   75.5    --
                                                                  ------  -----
                                                                   111.6    --
                                                                  ======  =====

  The accompanying Notes are an integral part of these Consolidated Financial
                                  Statements.
    All balances have been restated from Finnish markka into euros using the conversion rate as of January 1, 1999

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. Accounting policies

Background and description of Business

  In December 1998, Enso Oyj (the "Company" or "Enso") changed its name to Stora Enso Corporation ("Stora Enso") in connection with the consummation of the acquisition through a share exchange by the Company of Stora Kopparbergs Bergslags Aktiebolag (publ) ("STORA"), whereby shareholders of STORA converted 96.1% of their shares in STORA into shares of the Company. After the share exchange, shareholders of STORA held 59.0% of the shares and 54.3% of the voting rights in the Company.

  As the acquisition was consummated at year-end 1998, both STORA and the Company had continued to operate as separate legal consolidated subgroup of companies. Accordingly, the accompanying consolidated financial statements present the Company and its subsidiaries and their operations at December 31, 1998 and 1997, as they would have been presented had the Company not been the legal acquirer of STORA and not accounted for the acquisition as an uniting of interests with restatement of all prior periods.

  Enso is a Finnish limited liability company organized under the laws of the Republic of Finland and domiciled in Helsinki. The operations of Enso and its subsidiaries (together "Enso Group" or "the Group") were organized into four core segments. The four segments were base industries, fine paper, publication paper and packaging boards. The three latter segments engage in the manufacturing and supply of various board and paper products. Base industries is responsible for resources, such as wood procurement, pulp, sawmilling, and energy. The main market for the Company's products is in Europe.

2. Basis of presentation

  Although Enso operated as a separate legal consolidated subgroup, it was the legal acquirer of STORA. Accordingly, Enso did not prepare separate financial statements in accordance with International Accounting Standards in the normal course of business without giving effect to the acquisition of STORA. Consequently, these financial statements have been derived by extracting the acquisition of STORA and its effect on assets, liabilities, and revenues and expenses of Enso. The accompanying financial statements reflect revenues and expenses directly attributable to Enso prior to the acquisition of STORA on a stand-alone basis.

Accounting convention

  The consolidated financial statements of Enso Group are prepared in accordance with and comply with International Accounting Standards ("IAS"), and include the financial statements of Enso Oyj and its subsidiaries. The financial statements are prepared under the historical cost convention.

  Stora Enso has previously prepared and reported its consolidated financial statements in Finnish markka ("FIM"). With the introduction of the euro ("(Euro)") on January 1, 1999, Stora Enso has elected to present its consolidated financial statements in euro. Accordingly, the Finnish markka consolidated financial statements of Stora Enso for each period presented have been restated into euros using the Finnish markka/euro irrevocable conversion rate as of January 1, 1999 (Euro)1.00=FIM 5,94573. Therefore, Enso's consolidated financial statements for the years ended December 31, 1997 and 1998 have also been restated into euros. Enso's restated euro financial statements depict the same trends as would have been presented if it had continued to present its consolidated financial statements in Finnish markka. Enso's consolidated financial statements will, however, not be comparable to the euro financial statements of other companies that previously reported their financial information in a currency other than Finnish markka.

                                   ENSO GROUP

Use of estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of consolidation

  The consolidated financial statements include the parent company, Enso Oyj, and all companies in which it holds, directly or indirectly, over 50% of the voting rights. The financial statements of some companies which Enso Group controls but in which Enso holds less than 50% of the voting rights are also consolidated. Associated companies (voting rights between 20% and 50%) are consolidated using the equity method. Associated companies are undertakings where the Group has significant influence, but which it does not control. Provisions are recorded for long term impairment value. Equity accounting involves recognizing in the income statement the Group's share of the associates' profit or loss for the year. The Group's interest in the associated company is carried in the balance sheet at an amount that reflects its share of the net assets of the associate and includes goodwill on the acquisition.

  Companies, that have been acquired, are accounted for under the purchase method and are included in the consolidated financial statements from the date of their acquisition. Divestments are included in the consolidated financial statements until the date of sale.

  All inter-company transactions, receivables, liabilities and unrealized profits as well as the distribution of the profits within the Group are eliminated. When necessary accounting policies for subsidiaries have been changed to ensure consistency with the policies adopted by the Group. Minority interests have been disclosed separately from the consolidated shareholders' equity and are recorded as a separate deduction in the consolidated income statement.

Transactions in foreign currencies

  Transactions in foreign currencies are recorded at the rates of exchange prevailing at the date of the transactions. An approximate exchange rate is used for the transactions entered into during a month. At the end of month the foreign currency denominated receivables and liabilities in the balance sheet are valued using the end of the month exchange rate. The foreign exchange differences of operating business items are entered into the respective income statement account before operating profit. Foreign exchange differences on financial assets and liabilities are entered as a net amount in the financial items of the income statement.

Subsidiaries

  The income statements of subsidiaries outside of Finland are translated into reporting currency using the average exchange rate for the year. The balance sheets of subsidiaries outside of Finland are translated into reporting currency using the exchange rates prevailing at the balance sheet date. The resulting translation differences are recorded directly to shareholders' equity. The cumulative translation differences of divestments are offset against the gain or loss on disposal.

Derivative financial instruments

  The Group enters into derivative financial instruments to hedge its exposure against foreign currency fluctuations on selected balance sheet assets, liabilities, and anticipated transactions denominated in foreign

                                   ENSO GROUP
currencies. The derivative financial instruments used to hedge foreign exchange risk are forward exchange contracts, foreign exchange options and currency swaps.

  The subsidiaries handle all their foreign currency dealings in conjunction with Group treasury. Their foreign currency exposure is largely hedged through forward agreements. Gains and losses on forward exchange contracts hedging future cash flows are recognized by the subsidiaries in the period when the sale or purchase transactions are recognized. The Group treasury values all outstanding forward exchange contracts with market rates prevailing at the balance sheet date and the unrealized gains and losses are recorded in the income statement under financial items. These forward exchange contracts are short-term in nature, maturing on average, within six months.

  Premiums paid for purchased foreign currency options are entered under option premiums paid and premiums received for written options are entered as premiums received at the date of the payment under financial items. Profits and losses are booked on maturity of the agreements and entered as adjustments to financial items. Option contracts are valued at the balance sheet date by using generally approved option valuation models and the resulting unrealized gains and losses (i.e., fair values) are recorded under financial items.

  Currency swaps are valued at the balance sheet date by using foreign exchange rates prevailing at the balance sheet date. Interest rate payables and receivables under currency swaps are accrued and recorded under interest income and expense.

  The Group enters into derivative financial instruments such as forward interest rate agreements and interest rate swap agreements to hedge its exposure to interest rate risk.

  Profits and losses on interest rate forward rate agreements are recorded when cash flows are realized.

  Interest payable and receivable under interest rate swaps is accrued at the balance sheet date and included in interest income or expense.

Revenue recognition

  Sales are recorded upon shipment of products or rendering services to customers in accordance with agreed terms of sales.

  Sales include the sale of products, raw material, energy supplies, services and energy less indirect sales tax, sales discounts and exchange differences on sales in foreign currencies.

  Other operating income includes rental income, subsidies and gains from sale of fixed assets.

Provisions

  Provisions are recognized when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying an economic benefit will be requested to settle the obligation and a reliable estimate of the amount of the obligation can be made.

Research and development

  Research and development costs are expensed as incurred. Research and development expenses totaled (Euro)32.8 million and (Euro)33.5 million for the years ended December 31, 1997 and 1998, respectively. Research and development expenses are included in other operating expenses in the consolidated income statement.

                                   ENSO GROUP

Computer software development costs

  Development costs or acquisition cost of new software that are clearly associated with an identifiable and unique product which will be controlled by the Group and has probable benefit exceeding the cost beyond one year are recognized as an intangible asset and depreciated over the software's expected useful life. Associated costs include staff costs of the development team and an appropriate portion of overhead. The cost to maintain software is expensed as incurred. Costs associated with the development or adjustment of software for the euro conversion and year 2000 are expensed as incurred.

Environmental remediation costs

  Environmental expenditures that result from remediation of an existing condition caused by past operations, and that do not contribute to current or future revenues, are expensed as incurred. Environmental liabilities are recorded based on current interpretations of environmental laws and regulations when it is probable that a present obligation has arisen and the amount of such liability can be reliably estimated. Amounts accrued are not discounted and do not include third-party recoveries.

Impairment

  The carrying amounts of assets are reviewed at each balance sheet date to determine whether there is any indication of impairment. If any such indication exists, the recoverable amount is estimated as the higher of the net selling price and the value in use. An impairment loss is recognized whenever the carrying amount exceeds the recoverable amount.

  A previously recognized impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount, however not to an extent higher than the carrying amount that would have been determined had no impairment loss been recognized in prior years. For goodwill a recognized impairment loss is not reversed, unless (a) the impairment loss was caused by a specific external event of an exceptional nature that is not expected to recur; and (b) subsequent external events have occurred that reverse the effect of that event.

Property, plant and equipment

  Property, plant and equipment are stated at historical cost less straight-line accumulated depreciation. Interest cost on borrowings to finance the construction of property, plant and equipment are capitalized during the period of time that is required to complete and prepare the property for its intended use, as part of the asset. Land includes charges arising from the planting and care of fast growing forest holdings outside Finland. Depreciation is based on the following expected useful lives:

   Buildings
     Industrial................................................... 10-40 years
     Hydroelectric power.......................................... 40-50 years
     Office & residential......................................... 20-50 years
   Heavy machinery
     Pulp and paper machines......................................    20 years
     Sawmills..................................................... 12-15 years
   Light machinery................................................    10 years
   Computer equipment, vehicles, office equipment and light
    forestry machinery............................................  4-10 years

  Land is not depreciated as it is deemed to have an indefinite life.

                                   ENSO GROUP

  Ordinary maintenance and repair charges are expensed as incurred. However, the cost of significant improvements and renewals is capitalized and depreciated over the remaining useful life of the related asset. Retirements, sales and disposals of property, plant and equipment are recorded by removing the cost and accumulated depreciation from the accounting records with any resulting gain or loss reflected in the income statement.

  Assets to be disposed of are reported at the lower of the carrying amount and fair value less cost to sell.

Goodwill

  Goodwill represents the excess of the cost of an acquisition over the fair value of the Group's share of the net assets of the acquired subsidiary/associated undertaking at the date of the acquisition. Goodwill is reported using the exchange rate at the date of the acquisition. Goodwill is amortized on a straight-line basis over its expected useful life. Useful lives vary from 5 to 20 years, depending on the nature of the acquisition. Expected useful lives are reviewed at each balance sheet date and where these differ from previous estimates, amortization periods are adjusted accordingly.

Intangible assets

  Intangible assets include trademarks, patents, copyrights and software licenses. Intangible assets are amortized on a straight-line basis over expected useful lives. Useful lives vary from between 5 to 10 years.

Accounting for leases

  Leases of property, plant and equipment where the Group assumes substantially all benefits and risks of ownership are classified as finance leases. Finance leases are capitalized at the inception of the lease at the lower of the fair value of the leased property or at the estimated present value of the underlying lease payments. Each lease payment is allocated between the liability and finance charges so as to achieve a constant rate on the finance balance outstanding. The corresponding rental obligations, net of finance charges are included in interest-bearing liabilities. The interest element of the finance charge is charged to the income statement over the lease period. Property, plant and equipment acquired under finance leasing contracts are depreciated over the lesser of the useful life of the asset or lease period.

  Leases of assets under which all the risks and benefits of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases and rental agreements are expensed on a straight-line basis over the period of the lease.

  When an operating lease is terminated before the lease period has expired, any payment required to be made to the lessor by way of penalty is recognized as an expense in the period in which termination takes place.

Inventories

  Inventories are reported at the lower of cost and net realizable value. Cost is determined by the first-in, first-out (FIFO) method. The cost of finished goods and work in progress comprises raw material, direct labor, other direct costs and related production overhead but excludes interest expense.

Trade receivables

  Trade receivables are carried at anticipated realizable value. An estimate is made for doubtful receivables based on a review of all outstanding amounts at year-end.

                                   ENSO GROUP

Cash and cash equivalents

  Cash and cash equivalents comprise cash in hand, deposits held at call with banks, and other liquid investments with original maturity less than three months, net of bank overdrafts. Bank overdrafts are included in short-term borrowings under current liabilities.

Investments

  Investments in marketable equity securities are carried at the lower of cost and market value determined on a portfolio basis. The Group evaluates the carrying amounts of its long-term investments and recognizes declines other than temporary in the value of the investments on an individual basis.

Employee benefits

  The Group operates a number of defined benefits and defined contribution plans throughout the world, the assets of which are generally held in separate trustee administered funds. The pension plans are generally funded by payments from employees and by the relevant Group companies, taking into account the recommendations of independent qualified actuaries. The Group's contributions to the defined contribution pension plans are charged to the income statement in the year to which they relate.

Government grants

  Government grants relating to the purchase of property, plant and equipment are included in non-current liabilities as deferred income. The grants are credited to the income statement on a straight-line basis over the expected lives of the related assets.

Income Taxes

  The Group's income tax expense includes taxes of Group companies based on taxable profit for the period together with tax adjustments for previous periods, the change in deferred income taxes and share of tax of associated companies.

  Deferred income taxes are provided using the liability method to reflect the net tax effects of all temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. Principal temporary differences arise from intercompany profit in inventory, depreciation on property, plant and equipment, untaxed reserves, and tax losses carried forward. Deferred tax assets relating to the carryforward of unused tax losses are recognized to the extent that it is probable that future taxable profit will be available against which unused tax losses can be utilized.

  Temporary differences for accumulated depreciation and untaxed reserves (appropriations) are recorded in shareholders' equity and deferred tax liability in the consolidated balance sheet. Under Finland's Companies Act, the temporary differences for untaxed reserves and accumulated depreciation difference included in shareholders' equity are excluded from distributable funds.

Dividends

  The dividend proposed by the Board is not deducted from the distributable shareholders' equity until the shareholders' decision at the Annual General Meeting.

                                   ENSO GROUP

Earnings per share

  Earnings per share are computed by dividing net profit for the year by the weighted average number of shares outstanding during each period. The average number of treasury shares has been deducted from the number of outstanding shares.

  The diluted earnings per share have been computed by applying the "treasury stock" method, under which earnings per share data is computed as if the warrants and options were exercised at the beginning of the period, or on issuance, if later, and as if the funds obtained thereby were used to purchase common stock at the average market price during the period. In addition to the weighted average number of shares outstanding, the denominator includes the incremental shares obtained through the assumed exercise of the warrants and options.

  The assumption of exercise is not reflected in earnings per share when the exercise price of the warrants and options exceeds the average market price of the common stock during the period. The warrants and options have a dilutive effect only when the average market price of the common stock during the period exceeds the exercise price of the warrants and options.

3. Product area information

  Enso's businesses on a worldwide basis are organized by product areas into four industry segments--base industries, packaging boards, fine paper, and publication paper. The base industries segment is responsible for producing and maintaining resources both for internal and external purposes. It comprises wood procurement, production of chemical pulp, sawmilling, and energy. Packaging boards manufactures and supplies consumer packaging boards, corrugated boards, corrugated board raw materials, coreboard, and paperboard tubes. The fine paper segment manufactures and supplies graphic paper, office paper, specialty paper, and digital printing paper. The publication paper segment manufactures newsprint, magazine paper, and specialties.

  The accounting policies of the reportable segments are the same as those described in Note 2 to the Consolidated Financial Statements. Segment sales include intersegment sales valued at arm's length transfer prices. The Group evaluates the performance of its operating segments and allocates resources to them based on operating performance.

  Information about Enso's segments for the years ended December 1997 and 1998 is shown in the following tables:

Sales, Operating profit and Capital employed by segment

                                                Operating         Capital
                                Sales            profit        employed (1)
                          ------------------  --------------  ---------------
                                      Year ended December 31,
                          ---------------------------------------------------
                            1997      1998     1997    1998    1997    1998
                          --------  --------  ------  ------  ------- -------
                           (Euro)    (Euro)   (Euro)  (Euro)  (Euro)  (Euro)
                                           (in millions)
Base industries..........  2,222.2   2,223.0  128.6    89.0   1,605.4 1,766.5
Packaging boards.........  1,423.5   1,385.0  203.9   156.3   1,128.5 1,073.9
Fine papers..............  1,070.5   1,252.7   74.1   119.2   1,401.2 1,547.8
Publication papers.......  1,359.2   1,650.7  118.5   265.4   1,344.2 1,623.2
Other operations and
 elimination............. (1,152.9) (1,213.0) (23.5)  (22.1)     84.5  (269.3)
                          --------  --------  -----   -----   ------- -------
  Group total............  4,922.5   5,298.4  501.6   607.8   5,563.8 5,742.1
                          ========  ========  =====   =====   ======= =======

--------
(1) Total capital employed represents operating capital less net tax liabilities.

                                   ENSO GROUP

Depreciation, amortization and impairment charges by segment

                                                                    Year ended
                                                                   December 31,
                                                                   -------------
                                                                    1997   1998
                                                                   ------ ------
                                                                   (Euro) (Euro)
                                                                   (in millions)
Base industries...................................................  49.6   54.8
Packaging boards..................................................  84.2   97.6
Fine papers.......................................................  91.5  104.8
Publication papers................................................ 127.1  154.6
Other operations..................................................  22.9   15.5
                                                                   -----  -----
  Group total..................................................... 375.3  427.3
                                                                   -----  -----

Sales by Destination

                                                                   Year ended
                                                                  December 31,
                                                                 ---------------
                                                                  1997    1998
                                                                 ------- -------
                                                                 (Euro)  (Euro)
                                                                  (in millions)
Germany.........................................................   657.7   815.7
UK..............................................................   695.5   776.2
France..........................................................   385.1   450.5
Sweden..........................................................   150.0   179.2
Finland.........................................................   719.0   702.6
Netherlands.....................................................   294.2   336.1
Italy...........................................................   164.6   191.8
Belgium.........................................................   139.5   162.7
Spain...........................................................   258.3   266.5
Denmark.........................................................    86.9    95.3
Other EU........................................................   174.1   172.6
Total EU........................................................ 3,724.9 4,149.3
Other Europe....................................................   256.1   323.9
North America...................................................   134.1   171.4
Asia Pacific....................................................   441.7   272.8
Others..........................................................   365.7   381.0
                                                                 ------- -------
  Total......................................................... 4,922.5 5,298.4
                                                                 ======= =======

4. Effect of major acquisitions and disposals

Acquisitions

  Enso acquired E. Holtzmann AG & Cie AG in several steps between April 1997 and November 1998. The total acquisition cost of the shares amounted to
(Euro)599.6 million. The acquisition resulted in goodwill of (Euro)165.2 million.

  The Group acquired Holzindustrie Schweighofer GmbH in December 1998. A portion of the purchase price was paid in cash and the remainder was paid in shares of Enso Timber Oy, giving the Schweighofer family a 33% interest in Enso Timber Oy. The acquisition resulted in goodwill of (Euro)82.9 million.

Disposal

  Enso Paperikemia Oy sold its business activity, fixed assets and inventories in February 1997.

                                   ENSO GROUP

5. Other operating income

                                                                  Year ended
                                                                 December 31,
                                                                 -------------
                                                                  1997   1998
                                                                 ------ ------
                                                                 (Euro) (Euro)
                                                                 (in millions)
   Gains on sale of fixed assets and other long-term
    investments.................................................  15.4    7.8
   Rent.........................................................   7.6   10.1
   Subsidies....................................................   3.1    4.2
                                                                  ----   ----
     Total......................................................  26.1   22.1
                                                                  ====   ====
   Losses on sale of fixed assets and other long-term
    investments included in other operating expenses............  (7.5)  (1.4)

6. Personnel expenses

                                                     Year ended December 31,
                                                     ------------------------
                                                        1997         1998
                                                     -----------  -----------
                                                       (Euro)       (Euro)
                                                          (in millions)
   Wages and salaries...............................       609.2        672.1
   Pensions and other statutory employers'
    contributions...................................       187.9        193.4
                                                     -----------  -----------
     Total..........................................       797.1        865.5
                                                     ===========  ===========

Pension expense and other statutory employer's contributions:

                                                     Year ended December 31,
                                                     ------------------------
                                                        1997         1998
                                                     -----------  -----------
                                                       (Euro)       (Euro)
                                                          (in millions)
   Pension expenses paid to pension funds
     Obligatory.....................................        31.9         40.6
     Voluntary......................................         4.7          7.4
   Pension expenses paid to insurance companies
     Obligatory.....................................        58.9         58.3
     Voluntary......................................         0.5          2.8
   Accrued pension liabilities in the period........        10.7         (0.1)
   Top management pension arrangements..............         0.9          0.9
   Training.........................................         0.4          1.0
   Other personnel costs
     Obligatory.....................................        78.7         81.5
     Voluntary......................................         1.3          1.0
                                                     -----------  -----------
     Total..........................................       187.9        193.4
                                                     ===========  ===========

7. Net financial items

                                                     Year ended December 31,
                                                     ------------------------
                                                        1997         1998
                                                     -----------  -----------
                                                       (Euro)       (Euro)
                                                          (in millions)
   Dividend income..................................         2.1          2.3
   Interest income..................................        11.1          2.5
   Other financial income...........................         9.5         26.8
   Exchange gains and losses........................        22.9        (30.0)
   Interest expenses................................      (185.6)      (183.0)
   Other financial expenses.........................       (10.9)        (3.0)
                                                     -----------  -----------
     Total..........................................      (150.9)      (184.4)
                                                     ===========  ===========

                                   ENSO GROUP

8. Income taxes

  The (expense) credit for income taxes consist of the following:

                                                     Year ended December 31,
                                                     ------------------------
                                                        1997         1998
                                                     -----------  -----------
                                                       (Euro)       (Euro)
                                                          (in millions)
   Tax (expense) credit
   Current tax expense
     Finnish Group companies........................       (42.0)      (110.3)
     Swedish Group companies........................        (1.5)        (1.4)
     German Group companies.........................       (21.2)         2.1
     Other Group companies..........................        (0.4)        (7.6)
   Change in deferred taxes
     Finnish Group companies........................       (75.7)         4.6
     Swedish Group companies........................         --           --
     German Group companies.........................        10.3         (4.2)
     Other Group companies..........................         6.1        (30.4)
   Taxes of associated companies....................        (4.6)        (2.5)
                                                     -----------  -----------
       Total........................................      (129.0)      (149.7)
                                                     ===========  ===========

  The following is a reconciliation of income taxes calculated at the 28% tax rate:

                                                     Year ended December 31,
                                                     ------------------------
                                                        1997         1998
                                                     -----------  -----------
                                                       (Euro)       (Euro)
                                                          (in millions)
   Profit before tax and minority interests.........       367.2        433.4


   Income tax at Finnish statutory rate of 28%......       102.8        121.4
   Impact of different tax rates outside Finland....        18.4         12.4
   Non-deductible expenses and tax exempt income,
    net.............................................         4.3          9.8
   Losses with no current tax benefit...............         0.6         22.6
   Other items......................................         2.9        (16.5)
                                                     -----------  -----------
   Income taxes in the consolidated income
    statement.......................................       129.0        149.7
                                                     ===========  ===========

9. Depreciation, amortization and impairment charges

                                                                  Year ended
                                                                 December 31,
                                                                 --------------
                                                                  1997    1998
                                                                 ------  ------
                                                                 (Euro)  (Euro)
                                                                 (in millions)
   Depreciation and amortization
   Intangible assets............................................  (10.1)   (9.6)
   Buildings and structures.....................................  (41.3)  (44.9)
   Machinery and equipment...................................... (297.2) (315.9)
   Other tangible assets........................................  (12.9)  (13.3)
   Goodwill.....................................................  (12.6)  (26.4)
                                                                 ------  ------
     Total depreciation and amortization........................ (374.1) (410.1)
                                                                 ======  ======

                                   ENSO GROUP

                                                                  Year ended
                                                                 December 31,
                                                                 --------------
                                                                  1997    1998
                                                                 ------  ------
                                                                 (Euro)  (Euro)
                                                                 (in millions)
   Impairment charges
   Buildings and structures.....................................    --     (0.1)
   Machinery and equipment......................................   (1.2)  (17.1)
                                                                 ------  ------
     Total impairment charges...................................   (1.2)  (17.2)
                                                                 ======  ======
   Depreciation, amortization and impairment charges............ (375.3) (427.3)
                                                                 ------  ------

10. Earnings per share

  Basic earnings per share is calculated as follows:

                                                        Year ended December 31,
                                                        -----------------------
                                                           1997        1998
                                                        ----------- -----------
   Net profit for the period, EUR, in millions.........       226.8       278.0
   Weighted average number of Series A and R shares.... 311,085,229 311,085,229
   Basic earnings per share, EUR.......................        0.73        0.89

  In 1997, the shareholders approved the plan to offer to 15 members of the senior management bonds with warrants for a maximum amount of FIM 1,000,000 ((Euro)168,187). Each FIM 1,000 ((Euro)168.19) bond carries one warrant entitling the holder to subscribe to 3,000 of Series R shares at a subscription price of FIM 45.57 ((Euro)7.66). The bonds accrue interest at 4.0% and mature in five years.

  Diluted earnings per share is calculated as follows:

                                                          1997        1998
                                                       ----------- -----------
   Weighted average number of Series A and R shares... 311,085,229 311,085,229
   Effect of warrants.................................     116,688     247,904
                                                       ----------- -----------
   Diluted number of shares........................... 311,201,917 311,333,133

Diluted earnings per share

                                                          1997        1998
                                                       ----------- -----------
   Net profit for the period, EUR, in millions........       226.8       278.0
   Adjusted weighted average number of Series A and R
    shares and assumed conversion..................... 311,201,917 311,333,133
   Diluted earnings per share, EUR....................        0.73        0.89

11. Differences between International Accounting Standards and Generally Accepted Accounting Standards in the United States

  The Group's consolidated financial statements are prepared in accordance with International Accounting Standards (IAS), which differ in a number of respects from the accounting principles generally accepted in the United States (U.S.
GAAP). The principal differences between IAS and U.S. GAAP are presented and described below, together with explanations of the adjustments that effect consolidated net profit for the period indicated.

                                   ENSO GROUP

Reconciliation of net profit

                                                                 Year ended
                                                              December 31, 1998
                                                              -----------------
                                                                   (Euro)
                                                                (in millions,
                                                              except per share
                                                                  amounts)
Net profit in accordance with IAS............................       278.0
U.S. GAAP adjustments:
  a) Employee benefit plans..................................        18.3
  b) Forest accounting.......................................        (2.8)
  c) Derivative financial instruments........................       (20.3)
Deferred tax effect of U.S. GAAP adjustments.................         1.9
                                                                    -----
  Net income in accordance with U.S. GAAP....................       275.1
                                                                    =====
  Basic and diluted earnings per share in accordance with
   U.S. GAAP.................................................        0.88

Consolidated Statement of Comprehensive Income

  The Company has adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and presentation of comprehensive income and its components. The Company has chosen to present the statement of comprehensive income in accordance with IAS.

  Components of comprehensive income consist of the following:

Comprehensive income

                                                                  Year ended
                                                               December 31, 1998
                                                               -----------------
                                                                    (Euro)
                                                                 (in millions)
Net profit in accordance with IAS.............................       278.0
Other comprehensive income, net of tax
 Foreign currency translation adjustment......................         7.2
                                                                     -----
  Comprehensive income in accordance with IAS.................       285.2
                                                                     =====

(a) Employee benefit plans

  Under IAS, the determination of pension expense for defined benefit plans differs from the methodology set forth in U.S. GAAP. Under U.S. GAAP, pension expense is recorded on a full accrual basis and reflected in the income statement over the working lives of the employees provided with such benefits. The economic and demographic assumptions used in calculating pension expense are required to be reviewed and updated periodically to the extent that local market economic conditions and demographics change. Under U.S. GAAP, the Group has estimated the effect on net income and shareholders' equity assuming the adoption of SFAS No. 87 as of January 1, 1998. (The adoption of SFAS No. 87 on the actual effective date of January 1, 1989 was not feasible). As of January 1, 1998, an unrecognized transition obligation was determined and is being amortized over the then average future working lifetime of employee participants commencing January 1, 1989.

                                   ENSO GROUP

(b) Forest accounting

  Under IAS accounts, forest assets are stated at historical acquisition cost. Cost includes reforestation costs arising from the planting and care of fast-growing forest holdings outside Finland. Reforestation costs related to the forest holdings in Finland are expensed as incurred.

  For purposes of U.S. GAAP, forests assets are stated at the lower of costs and market value. Cost includes all expenditures incurred on the acquisition of the forest (excluding land cost) plus reforestation cost less depletions. Capitalized costs related to forest assets harvested each year are included in the income statement as depletions.

  Under U.S. GAAP, with regard to the forest holdings in Finland, capitalized reforestation costs were (Euro)3.8 million and depletion of forests assets were
(Euro)6.6 million.

(c) Derivative financial instruments

  Under U.S. GAAP, hedge (deferral) accounting is applied to qualifying derivative financial instruments that are designated and effective as a hedge. Unrealized gains and losses on such derivative financial instruments are deferred until the gains and losses on the related underlying hedged items are recognized. If the derivative financial instruments do not qualify as hedges, unrealized gains and losses are recognized immediately in income.

  The Group enters into forward exchange contracts and currency swaps to manage its foreign exchange exposure related to some assets, liabilities and anticipated future revenues and expenses denominated in foreign currencies other than the euro. Some of these transactions are entered into in respect of future revenues and expenses that are not covered by firm commitments. As permitted under IAS, the Group defers the unrealized gains and losses on such hedges until the related revenue and expense are realized. Under U.S. GAAP such unrealized gains and losses must be included in the determination of net income.

  Under IAS, the Group records interest rate derivatives relating to interest payments on its net debt in the profit and loss account along with the interest payments on net debts according to the accrual method. Under U.S. GAAP, such transactions do not qualify for hedge accounting treatment. Accordingly, the Group's open interest rate derivatives are marked with the resulting gains and losses currently recorded to the profit and loss account.

(d) Stock based compensation

  Under IAS, no compensation is recognized for equity compensation benefits for stock warrants or for cash payments that will depend on the future market price of the Company's stock. As allowed by the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation, " ("FAS 123"), under U.S. GAAP, the Company has elected to apply Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," ("APB 25") and related interpretations in accounting for its schemes. Under APB 25, when both the number of shares to be issued and the exercise price are known, compensation, if any, is recognized over the future service period when the exercise price of employee stock options equals or exceeds the market price of the underlying stock on the measurement date.

                                   ENSO GROUP

  Had compensation cost for the warrants issued been determined based on the fair value at the grant date consistent with the provisions of FAS 123, the Company's net income and earnings per share for the period ended December 31, 1998 would have been reduced to the pro forma amounts indicated below:

                                                                 Year ended
                                                                December 31,
                                                                    1998
                                                            --------------------
                                                                   (Euro)
                                                            (in millions, except
                                                             per share amounts)
Net income
  as reported..............................................        275.1
  pro forma................................................        271.8
Basic earnings per share
  as reported..............................................         0.88
  pro forma................................................         0.87

  The pro forma effects on net income in the table may not be representative of the pro forma effects on net income of future years because the FAS 123 provisions used in these calculations were only applied to stock warrants granted in 1997.

  The weighted-average fair value of warrant grant of (Euro)2.01 has been estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: dividend yield of 2.30%; expected volatility of 30.6%; risk-free interest rate of 4.56%; and expected lives of 4.3 years. No warrants have been exercised as at year-end 1998.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

  This AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of the 22nd day of February, 2000, by and among Consolidated Papers, Inc., a Wisconsin corporation ("Company"), Stora Enso Oyj, a Finnish corporation ("Acquiror"), and Stora Enso Acquisition, Inc., a Wisconsin corporation and a wholly-owned Subsidiary of Acquiror ("MergerSub").

  WHEREAS, the Boards of Directors of the Company and Acquiror each have determined that a business combination between the Company and Acquiror is advisable and in the best interests of their respective corporations and shareholders and presents an opportunity for their respective corporations to achieve long-term strategic and financial benefits;

  WHEREAS, the parties intend that the merger qualify for U.S. federal income tax purposes as a reorganization (a "368 Reorganization") within the meaning of
Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the "Code");

  WHEREAS, by resolutions duly adopted, the respective Boards of Directors of the Company, Acquiror and MergerSub have approved and adopted this Agreement and the transactions contemplated hereby.

  NOW, THEREFORE, in consideration of the premises and promises contained herein, and intending to be legally bound, the parties hereto agree as set forth below.

                                   ARTICLE 1

                                  Definitions

  1.1 Definitions. (a) As used herein, the following terms have the meanings set forth below.

  "Acquiror Balance Sheet" means Acquiror's consolidated balance sheet included in the Acquiror Annual Report relating to its fiscal year ended on December 31, 1998.

  "Acquiror Public Documents" means (i) Acquiror's annual reports (the "Acquiror Annual Reports"), for its fiscal years ended December 31, 1997 and December 31, 1998 as filed with the National Board of Patents and Registration (the "Finnish Trade Registry") (ii) Acquiror's quarterly reports (the "Acquiror Quarterly Reports") for its fiscal quarters ended September 30, June 30 and March 31, of fiscal years 1998 and 1999 as submitted to the Finnish Financial Supervision, (iii) Acquiror's exchange offer/prospectus relating to the combination of Enso Oyj and Stora Kopparbergs Bergslags Aktiebolag (publ) as filed with the Finnish Financial Supervision, and (iv) all other reports, filings, registration statements and other documents filed by it with the Finnish Trade Registry or the Finnish Financial Supervision since December 31, 1997.

  "Acquiror Share" means one share of Series R stock of Acquiror, nominal value 10 Finnish marks per share, and shall include American Depositary Receipts evidencing any such share.

  "Acquisition Proposal" means any offer or proposal for, a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Significant Subsidiaries, or for any purchase or other acquisition of 15% or more of the assets or any class of equity securities of the Company or any of its Significant Subsidiaries, other than the transactions contemplated by this Agreement.

  "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

  "Business Day" means any day, other than a Saturday, Sunday or one on which banks are authorized by law to close in New York, New York or Helsinki, Finland.

  "Company Balance Sheet" means the Company's consolidated balance sheet included in the Company 10-K relating to its fiscal year ended on December 31, 1998.

  "Company Share" means one share of common stock of the Company, $1.00 par value per share.

  "Company SEC Documents" means (i) the annual reports on Form 10-K of the Company (the "Company 10-Ks"), for the fiscal years ended December 31, 1997 and December 31, 1998, (ii) the quarterly reports on Form 10-Q of the Company (the "Company 10-Qs") for the fiscal quarters ended September 30, June 30 and March 31 of fiscal years 1998 and 1999, (iii) the Company's proxy statements relating to meetings of, or actions taken without a meeting by, the Company shareholders, held since December 31, 1998, and (iv) all other reports, filings, registration statements and other documents filed by the Company with the SEC since December 31, 1997.

  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

  "Finnish Companies Act" means the Companies Act of 1978, as amended, in Finland.

  "Finnish Financial Supervision" means the Financial Supervision Authority of Finland.

  "Finnish Securities Act" means the Securities Markets Act of 1989, as amended, in Finland.

  "Governmental Entity" means any federal, state or local governmental authority, any transgovernmental authority or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

  "Helsinki Stock Exchange" means Helsinki Securities and Derivatives Exchange, Clearing House Ltd.

  "Knowledge" means, with respect to the matter in question, if any of the executive officers of the Company or Acquiror, as the case may be, has, or would reasonably be expected to have after conducting a reasonable investigation, actual knowledge of the matter.

  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of an asset; provided, however, that the term "Lien" shall not include (i) liens for utilities and current taxes not yet due and payable, (ii) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar liens arising or incurred in the ordinary course of business, or (iii) liens being contested in good faith and relating to liabilities for which proper reserve has been taken in accordance with applicable accounting principles.

  "Material Adverse Effect" means a material adverse effect on the properties, assets, liabilities, financial condition, business or results of operations of a Person and its Subsidiaries, taken as a whole, but shall exclude any material adverse effect arising out of any change or development relating to (i) U.S. or global economic or industry conditions, (ii) U.S. or global financial markets or conditions or (iii) any generally applicable change in law, rule or regulation or GAAP or interpretation of any thereof. "Acquiror Material Adverse Effect" means a Material Adverse Effect in respect of Acquiror and "Company Material Adverse Effect" means a Material Adverse Effect in respect of the Company.

  "MergerSub Share" means one share of common stock of MergerSub, $0.01 par value per share.

  "NYSE" means The New York Stock Exchange, Inc.

  "Person" means an individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including any Governmental Entity.

  "Proxy Statement/Prospectus" means the proxy statement/prospectus included in the Registration Statement relating to the Company Shareholder Meeting and the Acquiror Shareholder Meeting, together with any amendments or supplements thereto.

  "Registration Statement" means the Registration Statement on Form F-4 or comparable form registering the Acquiror Shares issuable in connection with the Merger under the Securities Act.

  "SEC" means the United States Securities and Exchange Commission.

  "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

  "Significant Subsidiary" has the meaning specified in Rule 1-02 of Regulation S-X of the SEC.

  "Subsidiary" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are directly or indirectly owned by such Person. "Acquiror Subsidiary" means a Subsidiary of Acquiror and "Company Subsidiary" means a Subsidiary of the Company.

  "Superior Proposal" means a bona fide, written Acquisition Proposal for at least a majority of the outstanding Company Shares that is on terms which a majority of the Company's Board of Directors determines in good faith, after consultation with an investment banker of nationally recognized reputation and outside legal counsel, (i) would result in a transaction, if consummated, that would be more favorable to the Company's shareholders (in their capacities as shareholders), (taking into account all legal, financial, regulatory and other aspects of the proposal and the identity of the offeror) than the transactions contemplated hereby (after giving effect to any revised proposal made by or on behalf of Acquiror prior to the end of the five Business-Day-period referred to in Section 6.3(d)) and (ii) is reasonably capable of being consummated.

  (b) Each of the following terms is defined in the Section set forth opposite such term:

         Terms                                          Section
         -----                                          --------
         Acquiror...................................... Preamble
         Acquiror Acquisition Proposal................. 10.3(e)
         Acquiror Business............................. 5.14
         Acquiror Intellectual Property................ 5.14
         Acquiror Recommendation....................... 7.2
         Acquiror Returns.............................. 5.11
         Acquiror Securities........................... 5.5(b)
         Acquiror Series A Shares...................... 5.5(a)
         Acquiror Series R Shares...................... 5.5(a)
         Acquiror Shareholder Approval................. 5.17(a)
         Acquiror Shareholder Meeting.................. 7.2
         Acquiror Termination Fee...................... 10.3(e)
         Acquiror Welfare Plan......................... 7.4(a)
         Advance Notice................................ 7.4(b)
         Agreement..................................... Preamble
         Articles of Merger............................ 2.1(b)
         Assumed Option................................ 3.6(a)
         Average Acquiror Share Price.................. 3.4

         Terms                                         Section
         -----                                        ----------
         Cash Consideration.......................... 3.3(a)
         Cash Election............................... 3.3(b)
         Cash Election Number........................ 3.3(c)
         Cash Election Shares........................ 3.3(d)
         Cash Fraction............................... 3.3(d)
         Certificates................................ 3.3(h)
         Closing..................................... 2.1(d)
         Closing Date................................ 2.1(d)
         Code........................................ Recitals
         Company..................................... Preamble
         Company Affiliate........................... 6.4
         Company Business............................ 4.16
         Company Employee Plans...................... 4.13(a)
         Company Intellectual Property............... 4.16
         Company Option.............................. 3.6(a)
         Company Option Plan......................... 3.6(a)
         Company Recommendation...................... 6.2
         Company Returns............................. 4.12
         Company Securities.......................... 4.5(b)
         Company Shareholder Approval................ 4.19(a)
         Company Shareholder Meeting................. 6.2
         Department.................................. 2.1(b)
         Effective Time.............................. 2.1(b)
         Election Deadline........................... 3.3(i)
         Election Form Record Date................... 3.3(h)
         End Date.................................... 10.1(b)(i)
         Environmental Laws.......................... 4.17(b)
         ERISA....................................... 4.13(a)
         ERISA Affiliate............................. 4.13(a)
         Exchange Agent.............................. 3.5(a)
         Exchange Fund............................... 3.5(a)
         Form of Election............................ 3.3(h)
         FPA......................................... 4.3
         GAAP........................................ 4.8(a)
         HSR Act..................................... 4.3
         IAS......................................... 5.7(a)
         Indemnified Parties......................... 7.3(b)
         Intellectual Property....................... 4.16
         Merger...................................... 2.1(a)
         Merger Consideration........................ 3.3(a)
         MergerSub................................... Preamble
         Multiemployer Plan.......................... 4.13(b)
         Non-Election................................ 3.3(b)
         Non-Election Shares......................... 3.3(d)
         Non-Election Fraction....................... 3.3(f)
         PUHCA....................................... 4.3
         Random Trading Days......................... 3.4(a)
         Retirement Plan............................. 4.13(b)
         Stock Consideration......................... 3.3(a)
         Stock Election.............................. 3.3(b)
         Stock Election Number....................... 3.3(c)

         Terms                                          Section
         -----                                          --------
         Stock Election Shares......................... 3.3(d)
         Stock Fraction................................ 3.3(e)
         Surviving Corporation......................... 2.1(a)
         Termination Fee............................... 10.3(b)
         Third Party Acquisition Event................. 10.3(c)
         368 Reorganization............................ Recitals
         Transfer Taxes................................ 7.7
         Wisconsin BCL................................. 2.1(a)
         WPUHCA........................................ 4.3

                                   ARTICLE 2

                                   The Merger

  2.1 The Merger.

  (a) At the Effective Time, the Company shall be merged with and into MergerSub (the "Merger") in accordance with the terms and conditions of this Agreement and the Wisconsin business corporation law (the "Wisconsin BCL"), at which time the separate corporate existence of the Company shall cease and MergerSub shall continue its existence. In its capacity as the corporation surviving the Merger, this Agreement sometimes refers to MergerSub as the "Surviving Corporation."

  (b) As soon as practicable after satisfaction or waiver of all conditions to the Merger set forth herein, the Company and MergerSub will file articles of merger or other appropriate documents (the "Articles of Merger") with the Wisconsin Department of Financial Institutions (the "Department") and make all other filings or recordings required by the Wisconsin BCL in connection with the Merger. The Merger shall become effective at the time when the Articles of Merger are duly filed with and accepted by the Department, or at such later time as is agreed upon by the parties and specified in the Articles of Merger (such time as the Merger becomes effective is referred to herein as the "Effective Time").

  (c) From and after the Effective Time, the Merger shall have the effects set forth in Section 180.1106 of the Wisconsin BCL.

  (d) The closing of the Merger (the "Closing") shall be held at the offices of McDermott, Will & Emery, 227 West Monroe Street, Chicago, IL 60606 (or such other place as agreed by the parties) on a date to be specified by the parties, which shall be no later than the third Business Day after satisfaction or, to the extent permitted hereby, waiver of the conditions set forth in Article 9, unless the parties hereto agree to another date. The date upon which the Closing occurs is hereinafter referred to as the "Closing Date."

  2.2 Organizational Documents. The Articles of Merger shall provide that at the Effective Time (i) MergerSub's articles of incorporation in effect immediately prior to the Effective Time shall be the Surviving Corporation's articles of incorporation; provided that Article I of the articles of incorporation shall be amended as of the Effective Time to read as follows:
"The name of the corporation is Stora Enso Consolidated Papers, Inc." and (ii) MergerSub's bylaws in effect immediately prior to the Effective Time shall be the Surviving Corporation's bylaws, in each case until amended in accordance with applicable law.

  2.3 Directors and Officers.

  (a) Acquiror agrees to take all necessary actions so that the agenda for the Acquiror Shareholder Meeting shall include a proposal for, and to use its reasonable best efforts to obtain the approval of, the election of George W. Mead (or, if unavailable, another member of the Company's current Board of Directors reasonably acceptable to Acquiror) to serve, from and after the Effective Time, on Acquiror's Board of Directors for a period of at least two
(2) years following the Effective Time.

  (b) From and after the Effective Time (until successors are duly elected or appointed and qualified), (i) MergerSub's directors at the Effective Time shall be the Surviving Corporation's directors and (ii) the Company's officers immediately prior to the Effective Time shall be the Surviving Corporation's officers.

                                   ARTICLE 3

                  Conversion of Securities and Related Matters

  3.1 Capital Stock of MergerSub. As of the Effective Time, each MergerSub Share outstanding immediately prior to the Effective Time shall remain outstanding and continue to represent one fully paid and nonassessable (except as provided in Section 180.0622(2)(b) of the Wisconsin BCL) common share of the Surviving Corporation.

  3.2 Cancellation of Treasury Stock and Acquiror Owned Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Shares or MergerSub Shares, each Company Share held by the Company as treasury stock or owned by Acquiror, any Acquiror Subsidiary or any Company Subsidiary immediately prior to the Effective Time shall be canceled and retired, and no payment shall be made or consideration delivered in respect thereof.

  3.3 Conversion of Company Shares.

  (a) As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Shares or MergerSub Shares, except as otherwise provided in this Section 3.3, each Company Share issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.2) shall be converted into, at the election of the holder thereof, one of the following or a combination of Acquiror Shares and cash determined in accordance with this Section 3.3 (the "Merger Consideration"):

    (i) the right to receive a number of Acquiror Shares determined by dividing $44.00 by the Average Acquiror Share Price and rounding the result to the nearest one thousandth of a share (the "Stock Consideration"); provided that, (x) if the Average Acquiror Share Price is less than $12.15, the Stock Consideration shall be 3.621 Acquiror Shares and (y) if the Average Acquiror Share Price is greater than $16.43, the Stock Consideration shall be 2.678 Acquiror Shares; or

    (ii) the right to receive in cash from Acquiror, without interest, an amount equal to $44.00 (the "Cash Consideration");

provided, however, that if (A) the Registration Statement covering the Acquiror Shares has not been declared effective by September 30, 2000 or (B) the Acquiror Shares have not been approved for listing, subject only to official notice of issuance, by the NYSE (or, failing that, by NASDAQ) by October 31, 2000, the Merger Consideration shall consist of all Cash Consideration, and as of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Company Shares or MergerSub Shares, each Company Share issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 3.2) shall be converted into the right to receive the Cash Consideration. In such event, the provisions of Sections 3.3(b)--(k), 3.4, 7.5, 8.6, 9.1(a)(ii), 9.1(b), 9.2(b) and 9.3(b)
shall be of no further force or effect.

  (b) Elections. Subject to the election and allocation procedures set forth in this Section 3.3, each holder of Company Shares will be entitled, with respect to the Merger Consideration to be received for each Company Share held by the holder, to (i) elect to receive the Stock Consideration (a "Stock Election"), or (ii) elect to receive the Cash Consideration (a "Cash Election"), or (iii) indicate that the holder has no preference as to the receipt of Stock Consideration or Cash Consideration (a "Non-Election").

  (c) Election Numbers. The number of Company Shares to be converted into the right to receive the Cash Consideration in the Merger shall be equal to 50% of the number of Company Shares outstanding immediately prior to the Effective Time (the "Cash Election Number"). The number of Company Shares to be converted into the right to receive the Stock Consideration in the Merger (the "Stock Election Number") shall be equal to 50% of the number of Company Shares outstanding immediately prior to the Effective Time.

  (d) Cash Election Adjustments. If the aggregate number of Company Shares covered by Cash Elections (the "Cash Election Shares") exceeds the Cash Election Number, all Company Shares covered by Stock Elections (the "Stock Election Shares") and all Company Shares covered by Non-Elections (the "Non-Election Shares") shall be converted into the right to receive the Stock Consideration, and the Cash Election Shares shall be converted into the right to receive Acquiror Shares and cash in the following manner: each Cash Election Share shall be converted into the right to receive (i) an amount in cash, without interest, equal to the product of (x) the Cash Consideration and (y) a fraction (the "Cash Fraction"), the numerator of which shall be the Cash Election Number and the denominator of which shall be the total number of Cash Election Shares, and (ii) a number of Acquiror Shares equal to the product of
(x) the Stock Consideration and (y) one minus the Cash Fraction.

  (e) Stock Election Adjustments. If the aggregate number of Stock Election Shares exceeds the Stock Election Number, all Cash Election Shares and all Non-Election Shares shall be converted into the right to receive the Cash Consideration, and the Stock Election Shares shall be converted into the right to receive Acquiror Shares and cash in the following manner: each Stock Election Share shall be converted into the right to receive (i) a number of Acquiror Shares equal to the product of (x) the Stock Consideration and (y) a fraction (the "Stock Fraction"), the numerator of which shall be the Stock Election Number and the denominator of which shall be the total number of Stock Election Shares, and (ii) an amount in cash, without interest, equal to the product of (x) the Cash Consideration and (y) one minus the Stock Fraction.

  (f) Non-Election Adjustments. In the event that neither Section 3.3(d) nor 3.3(e) above is applicable, all Cash Election Shares shall be converted into the right to receive the Cash Consideration, all Stock Election Shares shall be converted into the right to receive the Stock Consideration, and the Non-Election Shares, if any, shall be converted into the right to receive Acquiror Shares and cash in the following manner: each Non-Election Share shall be converted into the right to receive (i) an amount in cash, without interest, equal to the product of (x) the Cash Consideration and (y) a fraction (the "Non-Election Fraction"), the numerator of which shall be the excess of (A) the Cash Election Number over (B) the total number of Cash Election Shares and the denominator of which shall be the excess of (C) the number of Company Shares outstanding immediately prior to the Effective Time over (D) the sum of the total number of Cash Election Shares and Stock Election Shares and (ii) a number of Acquiror Shares equal to the product of (x) the Stock Consideration and (y) one minus the Non-Election Fraction.

  (g) Adjustments Relating to Tax Opinions. If either the tax opinion referred to in Section 9.2(b) or the tax opinion referred to in Section 9.3(b) cannot be rendered (as reasonably determined, in each case, by the counsel charged with giving the opinion) as a result of the Merger potentially failing to satisfy continuity of interest requirements under applicable federal income tax principles relating to reorganizations under Section 368(a) of the Code, then Acquiror shall reduce to the minimum extent necessary to enable the relevant tax opinion to be rendered, the Cash Election Number and correspondingly increase the Stock Election Number.

  (h) Exercise of Election. All Cash Elections, Stock Elections and Non-Elections shall be made on a form designed for that purpose and mutually acceptable to the Company and Acquiror (a "Form of Election") and mailed to holders of record of Company Shares as of the record date for the Company Shareholders' Meeting or such other date as Acquiror and the Company shall mutually agree (the "Election Form Record Date"). Acquiror and the Company shall make available one or more Election Forms as may be reasonably requested by all persons who become holders (or beneficial owners) of Company Shares between the Election Form Record Date and the close of business on the Effective Time. Elections shall be made by submitting to the Exchange Agent a duly completed Form of Election. To be effective, a Form of Election must be properly completed, signed and submitted to the Exchange Agent in accordance with Section 3.3(i) and, in the case of Company Shares that are not held in book entry form, accompanied by the certificates representing the

Company Shares (the "Certificates") as to which the election is being made (or an appropriate guarantee of delivery by an appropriate commercial bank or trust company in the United States or a member of a registered national securities exchange or the National Association of Securities Dealers, Inc.); provided that such Certificates are in fact delivered to the Exchange Agent within three trading days after the date of execution of such guarantee of delivery. For Company Shares that are held in book entry form, Acquiror shall establish procedures for the delivery of such Company Shares, which procedures shall be reasonably acceptable to the Company. Acquiror will have the discretion, which it may delegate in whole or in part to the Exchange Agent, to reasonably determine whether Forms of Election have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Forms of Election. The decision of Acquiror (or the Exchange Agent) shall be conclusive and binding. Neither Acquiror nor the Exchange Agent will be under any obligation to notify any person of any defect in a Form of Election submitted to the Exchange Agent. The Exchange Agent shall also make all computations contemplated by this Section 3.3 and all computations shall be conclusive and binding on the holders of Company Shares.

  (i) Election Deadline. A Form of Election must be received by the Exchange Agent by the close of business on the fifth Business Day following the Closing Date (which date shall be publicly announced by Acquiror as soon as practicable, but in no event less than three trading days prior to the Closing Date, and which shall, in any event, be no fewer than 20 Business Days from the mailing of the Form of Election) (such time hereinafter referred to as the "Election Deadline") in order to be effective. Any holder of Company Shares who has made an election may at any time prior to the Election Deadline change its election by submitting a properly completed revised Form of Election, to the Exchange Agent prior to the Election Deadline. Any holder of Company Shares may at any time prior to the Election Deadline revoke the election and withdraw the Certificates deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. As soon as practicable after the Election Deadline, the Exchange Agent shall determine the allocation of the cash portion of the Merger Consideration and the stock portion of the Merger Consideration and shall notify Acquiror of its determination. Promptly after notification, Acquiror shall issue a press release announcing in reasonable detail the results of the Exchange Agent's allocation of the Merger Consideration.

  (j) Deemed Non-Election. A holder of Company Shares who does not submit a Form of Election which is received by the Exchange Agent prior to the Election Deadline shall be deemed to have made a Non-Election. If Acquiror or the Exchange Agent shall determine that any purported Cash Election or Stock Election was not properly made, the purported Cash Election or Stock Election shall be deemed to be of no force and effect and the holder making such purported Cash Election or Stock Election shall be deemed to have made a Non-Election.

  (k) Fractional Shares. No fractional shares shall be issued in the Merger. All fractional shares that a holder of any Company Shares would otherwise be entitled to receive as a result of the Merger shall be aggregated. If a fractional Acquiror Share results from the aggregation, the holder shall be entitled to receive, in lieu thereof, a cash amount, without interest, determined by multiplying the Average Acquiror Share Price by the fraction of an Acquiror Share to which the holder would otherwise have been entitled. As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional share interests, the Exchange Agent shall so notify Acquiror, and Acquiror shall deposit that amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to the holders of fractional share interests, subject to and in accordance with the terms of this
Section 3.3.

  3.4 Average Acquiror Share Price. (a) "Average Acquiror Share Price" means the average for the Random Trading Days of the closing price per Acquiror Share in Euros on the Helsinki Stock Exchange as so reported in the Financial Times, U.S. Edition, or, if not reported therein, another authoritative source (converting each of such daily closing prices per share to U.S. dollars based upon the "closing mid-point" exchange rate published in respect of each such Random Trading Day in the "Currencies and Money" segment in the "Companies & Markets" section of the Financial Times, U.S. Edition). "Random Trading

Days" means the ten trading days selected by lot out of the twenty trading days ending on and including the fifth trading day preceding the Effective Time. The Random Trading Days shall be selected by lot by Acquiror and the Company at 5:00 p.m. New York time on the fourth trading day preceding the Closing Date.

  (b) If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of Acquiror or securities convertible or exchangeable into capital stock of Acquiror shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any dividend or distribution thereon (other than regular cash dividends) or a record date with respect to any of the foregoing shall occur during such period, the number of Acquiror Shares constituting part of the Merger Consideration shall be appropriately adjusted to provide to the holders of the Acquiror Shares and the Company Shares the same economic effect as contemplated by this Agreement prior to the consummation of such event.

  3.5 Exchange of Certificates. (a) Exchange Agent. Promptly after the date hereof, Acquiror shall appoint Harris Trust and Savings Bank or a bank or trust company reasonably acceptable to the Company as an agent (the "Exchange Agent") for the benefit of holders of Company Shares for the purpose of exchanging, pursuant to this Article 3, Certificates. Acquiror will make available to the Exchange Agent, as needed, the Merger Consideration, together with any dividends or distributions with respect thereto, if any, to be paid in respect of Company Shares pursuant to this Article 3 (the "Exchange Fund"), and except as contemplated by Section 3.5(f) or Section 3.5(g) hereof, the Exchange Fund shall not be used for any other purpose.

  (b) Exchange Procedures. As promptly as practicable after the Effective Time, Acquiror shall send, or shall cause the Exchange Agent to send, to each record holder of Certificates, who has not previously submitted a valid Form of Election, a letter of transmittal and instructions (which shall be in customary form and specify that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Certificates to the Exchange Agent), for use in the exchange contemplated by this Section 3.5. Upon surrender of a Certificate to the Exchange Agent, together with a duly executed letter of transmittal, the holder shall be entitled to receive in exchange therefor the Merger Consideration and any unpaid dividends and distributions thereon as provided in this Article 3 in respect of the Company Shares represented by the Certificate (after giving effect to any required withholding tax). Until surrendered as contemplated by this Section 3.5, each Certificate shall be deemed after the Effective Time to represent only the right to receive the Merger Consideration and any unpaid dividends and distributions thereon as provided in this Article 3. If any portion of the Merger Consideration is to be paid to a Person other than the registered holder of the Certificate, it shall be a condition to payment that the Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting payment shall pay to the Exchange Agent any transfer or other taxes required as a result of payment to a Person other than the registered holder of the Certificate or establish to the satisfaction of the Exchange Agent that the tax has been paid or is not payable.

  (c) Distributions with Respect to Unexchanged Shares. Whenever a dividend or other distribution is declared by Acquiror in respect of the Acquiror Shares, the record date for which is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all Acquiror Shares issuable pursuant to this Agreement. No dividends or other distributions declared or made after the Effective Time with respect to Acquiror Shares constituting part of the Merger Consideration shall be paid to the holder of any unsurrendered Certificate, and no cash payment in lieu of fractional shares shall be paid to any holder, until the Certificate is surrendered as provided in Section 3.3(h) or this Section 3.5. Following surrender, there shall be paid, without interest, to the Person in whose name the Acquiror Shares have been registered (i) at the time of surrender, the amount of dividends or other distributions with a record date after the Effective Time previously paid or payable on the date of surrender with respect to whole Acquiror Shares, less the amount of any withholding taxes that may be required thereon, and (ii) at the appropriate payment date subsequent to surrender, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to whole Acquiror Shares, less the amount of any withholding taxes which may be required thereon.

  (d) No Further Rights in Company Shares. All Acquiror Shares issued or cash paid upon surrender of Certificates in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to Company Shares represented thereby. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to Company Shares, except as otherwise provided herein or by law. As of the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the Company's stock transfer books of any Company Shares. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 3.5.

  (e) Return of Merger Consideration. Upon demand by Acquiror, the Exchange Agent shall deliver to Acquiror any portion of the Merger Consideration made available to the Exchange Agent pursuant to this Section 3.5 that remains undistributed to holders of Company Shares one year after the Effective Time. Holders of Certificates who have not complied with this Section 3.5 prior to the demand by the Acquiror shall thereafter look only to Acquiror for payment of any claim to the Merger Consideration and dividends or distributions, if any, in respect thereof.

  (f) No Liability. None of Acquiror, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any Company Shares (or dividends or distributions with respect thereto) for any amounts paid to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered immediately prior to such earlier date on which any payment pursuant to this Article III would otherwise escheat to or become property of any Governmental Entity, the payment in respect of such Certificate shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interests of any Person previously entitled thereto.

  (g) Withholding Rights. Each of the Surviving Corporation and Acquiror shall be entitled to deduct and withhold from the Merger Consideration (and any dividends or distributions thereon) otherwise payable hereunder to any Person any amounts which it is required to deduct and withhold with respect to payment under any provision of federal, state, local or foreign income tax law. To the extent that the Surviving Corporation or Acquiror withholds those amounts, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Company Shares in respect of which deduction and withholding was made by the Surviving corporation or Acquiror, as the case may be.

  (h) Lost Certificates. If any Certificate has been or has claimed to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that Certificate has been lost, stolen or destroyed and, if required by Acquiror, the posting by such Person of a bond, in such reasonable amount as Acquiror may direct, as indemnity against any claim that may be made against it with respect to that Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate, the proper amount of the Merger Consideration, together with any unpaid dividends and distributions on any Acquiror Shares, as contemplated by this Article 3.

  3.6 Company Stock Options. (a) At the Effective Time, each option to purchase Company Shares (each, a "Company Option") outstanding under any stock option or compensation plan or other plan, agreement or arrangement of the Company (each, a "Company Option Plan"), whether or not vested or exercisable, shall be assumed by Acquiror (each such option an "Assumed Option") and thereafter be deemed to constitute an option to purchase, on the same terms and conditions (including such terms relating to the acceleration of vesting and exercisability of such option, the term of such option and the adjustment of such option in the event of certain corporate transactions) as were applicable to such Assumed Option as of the Effective Time, the greatest number of Acquiror Shares that equals the product of (A) the number of Company Shares that were subject to such Assumed Option immediately prior to the Effective Time multiplied by the (B) Stock Consideration, at an exercise price per Acquiror Share equal to the quotient of (x) the exercise price per Company Share subject to such Assumed Option immediately prior to the Effective Time divided by (y) the Stock Consideration. The adjustments provided herein with respect to any Assumed Option that is an

"incentive stock option" (as defined in Section 422 of the Code) shall be effected in a manner consistent with Section 424(a) of the Code.

  (b) Prior to the Effective Time, the Company shall take all actions (including, if appropriate, amending the terms of any Company Option Plan or related agreement) that are necessary or appropriate to give effect to the transactions contemplated by Section 3.6(a), including, without limitation to
(A) effectuate the assumption and conversion of the Assumed Options by the Acquiror and the assignment to Acquiror of the authorities and responsibilities of the Board of Directors of the Company or any committee thereof under the relevant Company Option Plan, (B) preclude the grant of any additional Company Option under any of the Company Option Plans and (C) make such other amendments as Acquiror shall determine are necessary to comply with any securities or other laws that will become applicable to such Company Option Plan or Assumed Option at or after the Effective Time or otherwise by reason of the Merger or by reason of this Section 3.6. Prior to the Effective Time, each of the Company and the Acquiror shall take appropriate action to approve the deemed grant of options and/or cancellation of options, as applicable, for purposes of Section 16(b) of the Exchange Act.

  (c) By way of example and without limiting the foregoing: assuming an Average Acquiror Share Price of $12.00, a Company Option to purchase 10,000 Company Shares at an exercise price of $26.3125 per share would become an Assumed Option to purchase 36,210 Acquiror Shares at an exercise price of $7.2666 per share; assuming an Average Acquiror Share Price of $14.29, that Company Option would become an Assumed Option to purchase 30,790 Acquiror Shares at an exercise price of $8.5458 per share; and assuming an Average Acquiror Share Price of $16.50, that Company Option would become an Assumed Option to purchase 26,780 Acquiror Shares at an exercise price of $9.8254.

  (d) Notwithstanding the foregoing, if the Merger Consideration consists of all Cash Consideration pursuant to the proviso in Section 3.3(a), then each Company Option, whether or not vested or exercisable, shall be converted into the right to receive cash in an amount equal to the difference between the value of the Cash Consideration and the aggregate exercise price for the Company Shares otherwise purchasable pursuant to the Company Option (rounded down to the nearest whole cent). Such amount shall be payable by the Acquiror at the Effective Time.

                                   ARTICLE 4

                 Representations and Warranties of the Company

  Except as disclosed in (i) the Company Disclosure Schedule attached hereto (which disclosure schedule shall make a specific reference to the particular Section or Subsection of this Agreement to which exception is being taken) or
(ii) the Company SEC Documents filed or made prior to the date hereof, the Company represents and warrants to Acquiror as set forth below.

  4.1 Corporate Existence and Power. The Company is a corporation validly existing and in good standing under the laws of the State of Wisconsin, and has all corporate powers required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes qualification necessary, except where the failure to be qualified would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect. The articles of incorporation and bylaws of the Company have not been amended since the filing of the Company 10-K relating to its fiscal year ended December 31, 1998.

  4.2 Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and, except for the Company Shareholder Approval (as defined herein), have been duly authorized by all necessary corporate action. Assuming that this Agreement constitutes the valid and binding obligation of Acquiror and MergerSub, this Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms.

  4.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity, other than (a) the filing of (i) articles of merger in accordance with the Wisconsin BCL and (ii) appropriate documents with the relevant authorities of other states or jurisdictions in which the Company is qualified to do business; (b) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and any comparable foreign filings or approvals (including any filing required under the Canadian Competition Act and compliance with, and the filing (if necessary) of a notification with the European Commission under, Council Regulation (EEC) No. 4064/89); (c) compliance with any requirements, and receipt of applicable approvals or exemptions, under the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), the Federal Power Act ("FPA"), and the Wisconsin Public Utility Holding Company Act ("WPUHCA"); (d) compliance with any applicable requirements of the Securities Act and the Exchange Act; (e) such as may be required under any applicable state securities or blue sky laws; and (f) other consents, approvals, actions, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not, individually or in the aggregate, (x) be reasonably likely to have a Company Material Adverse Effect or (assuming for this purpose the Effective Time has occurred) an Acquiror Material Adverse Effect, or (y) materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

  4.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (a) contravene or conflict with the Company's articles of incorporation or bylaws, (b) assuming compliance with the matters referred to in Section 4.3, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company, (c) result in any violation or breach of, or constitute (with or without notice or lapse of time or both) a default under (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit under) any agreement, contract or other instrument or obligation binding upon the Company or any Company Subsidiary or any property, asset, license, franchise, permit or other authorization held by the Company or any Company Subsidiary, or (d) result in the creation or imposition of any Lien on any asset of the Company or any Company Subsidiary other than, in the case of each of (b), (c) and (d), any items that would not, individually or in the aggregate (x) be reasonably likely to have a Company Material Adverse Effect or (y) materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

  4.5 Capitalization. (a) The authorized capital stock of the Company consists of 200,000,000 Company Shares and 15,000,000 shares of preferred stock, par value $.01 per share. As of January 31, 2000, 91,140,982 Company Shares were issued (304,025 Shares of which were held in treasury) and stock options to purchase an aggregate of 2,525,627 Company Shares (of which options to purchase an aggregate of 1,489,948 Company Shares were exercisable) were outstanding with additional options on approximately 600,000 Company Shares granted as set forth on Schedule 4.5. No shares of preferred stock have been issued. All outstanding Company Shares have been duly authorized and validly issued and are fully paid and nonassessable, except as provided under Section 180.0622(2)(b) of the Wisconsin BCL.

  (b) As of the date hereof, except (i) as set forth in this Section 4.5 and
(ii) for changes since January 31, 2000 resulting from the exercise of stock options outstanding on the date hereof or as described on Schedule 4.5, there are no outstanding (x) shares of capital stock or other voting securities of the Company, (y) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, and (z) options, warrants, securities, calls, commitments, agreements or other rights of any character obligating the Company or any Company Subsidiary to issue, deliver or sell or cause to be issued, delivered or sold any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or obligating the Company or any Company Subsidiary to grant, extend, accelerate the vesting of or enter into any such option, warrant, security, call, commitment, agreement or other right (the items in clauses (x), (y) and (z) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any Company Securities.

  4.6 Subsidiaries. (a) Each Subsidiary of the Company is a corporation duly incorporated or an entity duly organized, and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all powers and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, in each case with exceptions which would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect. The Company Disclosure Schedule sets forth a list of all Subsidiaries of the Company and their respective jurisdictions of incorporation or organization and identifies the Company's (direct or indirect) percentage equity ownership interest therein.

  (b) All of the outstanding shares of capital stock of, or other ownership interest in, each Company Subsidiary have been validly issued and are fully paid and nonassessable (except as provided under Section 180.0622(2)(b) of the Wisconsin BCL for subsidiaries incorporated in Wisconsin). All of the outstanding capital stock of, or other ownership interests in, each Company Subsidiary is owned, directly or indirectly, by the Company free and clear of any Lien and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell or otherwise dispose of the stock or other ownership interests) with exceptions which would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect. There are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or ownership interests in any of its Subsidiaries, (ii) options, warrants, securities, calls, commitments, agreements or other rights of any character obligating the Company or any of its Subsidiaries to issue, deliver or sell or cause to be issued, delivered or sold any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable or exercisable for any capital stock, voting securities or ownership interests in, any of its Subsidiaries or obligating the Company or any Company Subsidiary to grant, extend, accelerate the vesting of or enter into any such option, warrant, security, call, commitment, agreement or other right or (iii) obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding securities of any of its Subsidiaries or any capital stock of, or other ownership interests in, any of its Subsidiaries. Except as set forth on Schedule 4.6, the Company does not own, directly or indirectly, any equity securities of any Person, other than a Company Subsidiary.

  4.7 Company SEC Documents. (a) The Company has made available to Acquiror the Company SEC Documents. The Company has filed all reports, filings, registration statements and other documents required to be filed by it with the SEC since December 31, 1997. No Company Subsidiary is required to file any form, report, registration statement or prospectus or other document with the SEC.

  (b) As of its filing date, each Company SEC Document was filed on a timely basis and complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and/or PUHCA, as the case may be.

  (c) No Company SEC Document filed since December 31, 1997 contained, as of its filing date or effective date, as applicable, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

  4.8 Financial Statements; No Material Undisclosed Liabilities. (a) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Company 10-Ks and the Company 10-Qs fairly present in all material respects, in conformity with U.S.

generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

  (b) There are no liabilities of the Company or any Company Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, in each case, that are required by GAAP to be set forth on a consolidated balance sheet of the Company, other than:

    (i) liabilities or obligations disclosed or provided for in the Company Balance Sheet or disclosed in the notes thereto;

    (ii) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby; and

    (iii) other liabilities or obligations, which would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

  4.9 Information to Be Supplied. (a) The information to be supplied by the Company expressly for inclusion or incorporation by reference in the Proxy Statement/Prospectus will (i) in the case of the Registration Statement, at the time it becomes effective, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) in the case of the remainder of the Proxy Statement/Prospectus, at the time of the mailing thereof, at the time of the Company Shareholder Meeting and at the time of the Acquiror Shareholder Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus will comply (with respect to information relating to the Company) as to form in all material respects with the provisions of the Securities Act and the Exchange Act.

  (b) Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any statements made or incorporated by reference in the Proxy Statement/Prospectus based on information supplied by Acquiror or MergerSub.

  4.10 Absence of Certain Changes. Since December 31, 1998, except as otherwise expressly contemplated by this Agreement or disclosed in the Company SEC Documents, the Company and each of its Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been (a) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any of its Subsidiaries that, individually or in the aggregate, has had or would be reasonably likely to have a Company Material Adverse Effect or (b) any action, event, occurrence, development or state of circumstances or facts that, individually or in the aggregate, has had or would be reasonably likely to have a Company Material Adverse Effect.

  4.11 Litigation. There is no action, suit, investigation, arbitration or proceeding pending, or to the Knowledge of the Company threatened, against or affecting the Company or any of its Subsidiaries or any of their respective assets or properties before any arbitrator or Governmental Entity that would, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

  4.12 Taxes. Except as set forth in the Company Balance Sheet (including the notes thereto), (i) all material tax returns, statements, reports and forms (collectively, the "Company Returns") required to be filed with any taxing authority by, or with respect to, the Company and the Company Subsidiaries have been filed in accordance with all applicable laws; (ii) the Company and the Company Subsidiaries have timely paid all taxes shown as due and payable on the Company Returns that have been so filed, and, as of the time of filing, the Company Returns correctly reflected the facts regarding the income, business, assets, operations, activities and the status of the Company and the Company Subsidiaries (other than taxes which are being contested in good faith and for which adequate reserves are reflected on the Company Balance Sheet); (iii) the Company and the Company Subsidiaries have made reasonable provision for all taxes payable by them for which no Company Return has yet been filed; (iv) the charges, accruals and reserves for taxes with respect to the Company and its Subsidiaries reflected on the Company Balance Sheet are adequate under GAAP to cover the tax liabilities accruing through the date thereof; (v) except as disclosed on Schedule 4.12, there is no action, suit, proceeding, audit or claim now proposed or pending against or with respect to the Company or any of the Company Subsidiaries in respect of any tax where there is a reasonable possibility of a materially adverse determination; and
(vi) except as disclosed on Schedule 4.12, neither the Company nor any of the Company Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group, other than one of which the Company was the common parent.

  4.13 Employee Benefits. (a) Schedule 4.13(a) of the Company Disclosure Schedule contains a correct and complete list identifying each material "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), each material employment, consulting, severance, retention, change-in-control or similar contract, plan, arrangement, commitment or policy and each other contract, plan, arrangement, commitment or policy (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other equity related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health, medical or life benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits or post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by the Company or any ERISA Affiliate (as defined below) and covers any employee or former employee of the Company or any Company Subsidiary or to which the Company or any Company Subsidiary is a party or has any obligation to contribute. The material plans are referred to collectively herein as the "Company Employee Plans." Copies of the Company Employee Plans (and, if applicable, related trust agreements, insurance contracts and other funding arrangements) and all amendments thereto and written interpretations and/or summary plan descriptions thereof have been furnished to Acquiror together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and financial reports, if any, prepared in connection with any such Plan. For purposes of this Section 4.13, "ERISA Affiliate" of any Person means any other Person which, together with such Person, would be treated as a single employer under Section 414 of the Code.

  (b) Schedule 4.13(b) of the Company Disclosure Schedule separately identifies each Company Employee Plan that constitutes a "multiemployer plan," as defined in Section 3(37) of ERISA (a "Multiemployer Plan"), or that is subject to Title IV of ERISA (a "Retirement Plan"). No "accumulated funding deficiency," as defined in Section 412 of the Code or Section 302 of ERISA, has been incurred with respect to any Company Employee Plan which is a Retirement Plan, whether or not waived. To the Knowledge of the Company, no condition exists and no event or transaction has occurred that would be reasonably likely to constitute grounds for, or result in, the termination of or the appointment of a trustee to administer any Company Employee Plan which is a Retirement Plan or, with respect to any Company Employee Plan which is a Multiemployer Plan, presents a material risk of a complete or partial withdrawal under Title IV of ERISA and neither the Company nor any of its ERISA Affiliates has incurred any liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA that would, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect. To the Knowledge of the Company, no condition exists and nothing has been done or omitted to be done and no transaction or holding of any asset under or in connection with any Company Employee Plan has occurred that would be reasonably likely to cause the Company or any Company Subsidiary, or any officer or director of the Company or any Company Subsidiary, to be subject to any liability under Title I or IV of ERISA or liable for any tax or penalty pursuant to Section 4975 of the Code (assuming the taxable period of any such transaction expired as of the date hereof) that would be reasonably likely to have a Company Material Adverse Effect. No proceedings have been instituted by any Governmental Entity, and none of the Company, any Company Subsidiary, any ERISA Affiliate or any Multiemployer Plan has taken any action, to terminate any Retirement Plan or Multiemployer Plan and no proceedings have been instituted by any

Governmental Entity to appoint a trustee to administer any Retirement Plan. No "reportable event," within the meaning of Section 4043 of ERISA has occurred or is reasonably expected to occur (other than the transactions contemplated hereby) with respect to any Company Employee Plan that, individually or in the aggregate, has had or would be reasonably likely to have a Company Material Adverse Effect.

  (c) Each Company Employee Plan which is intended to be qualified under
Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code. The Company has furnished to Acquiror copies of the most recent Internal Revenue Service determination letters with respect to each Company Employee Plan. Each Company Employee Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including ERISA and the Code, which are applicable to such Company Employee Plan.

  (d) Except as disclosed on Schedule 4.13(d), there is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any Company Subsidiary that, individually or collectively, would be reasonably likely to give rise to the payment of any amount that would not be deductible pursuant to the terms of Sections 162(m) or 280G of the Code. Except as disclosed on Schedule 4.13(d), the consummation of the transactions contemplated hereby, either alone or in combination with any other event that has occurred or is expected to occur, will not (i) entitle any employee or former employee of the Company or any Company Subsidiary to any payment, (ii) increase the amount of compensation due any such employee or (iii) accelerate the time of vesting of any compensation, equity incentive or other benefit.

  (e) Except as disclosed on Schedule 4.13(e) there has been no amendment to, written interpretation or announcement (whether or not written) relating to, or change in employee participation or coverage under, any Company Employee Plan which would increase materially the expense of maintaining such Company Employee Plan above the level of the expense incurred in respect thereof for the fiscal year ended December 31, 1999. Except as disclosed on Schedule 4.13(e), neither the Company nor any Company Subsidiary has announced any plan or commitment (whether or not legally binding) to create any new or additional Company Employee Plan, or amend, modify or terminate any Company Employee Plan.

  (f) Except as disclosed on Schedule 4.13(f), neither the Company nor any Company Subsidiary has any obligations to provide retiree health and life insurance or other retiree death benefits under any Company Employee Plan, other than benefits mandated by Section 4980B of the Code or under applicable State law, and each such Company Employee Plan may be amended or terminated without incurring liability thereunder.

  (g) Except as disclosed on Schedule 4.13(g), no Company Employee Plan is under audit or is the subject of an audit or investigation by the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Entity, nor, to the Knowledge of the Company, is any such audit or investigation threatened or pending.

  4.14 Compliance with Laws; Licenses, Permits and Registrations. (a) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances, regulations, rules, writs, judgments, injunctions, orders, consent decrees, permits, licenses or other authorizations applicable to it or its business or operations, except for violations which would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

  (b) The Company and each of its Subsidiaries has all permits, licenses, approvals, authorizations of and registrations with and under all federal, state, local and foreign laws, and from all Governmental Entities required by the Company and each of its Subsidiaries to carry on their respective businesses as currently conducted, except where the failure to have the permits, licenses, approvals, authorizations or registrations would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

  4.15 Title to Properties. (a) The Company and each of its Subsidiaries have good and marketable title to, or valid leasehold interests in, all their properties and assets except for those which are no longer used or useful in the conduct of their businesses and except for defects in title, easements, restrictive covenants and similar Liens, encumbrances or impediments that, in the aggregate, do not materially interfere with the ability of the Company and its Subsidiaries to conduct their business, taken as a whole, as currently conducted. All of these assets and properties, other than assets and properties in which the Company or any of its Subsidiaries has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Company and its Subsidiaries to conduct their business, taken as a whole, as currently conducted.

  (b) Except as would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries are in compliance with the terms of all leases to which they are a party and under which they are in occupancy, and all such leases are in full force and effect and (ii) the Company and each of its Subsidiaries enjoy peaceful and undisturbed possession under all such leases.

  4.16 Intellectual Property. Except as would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect, the Company and each of its Subsidiaries own or have a valid license to use each trademark, service mark, trade name, mask work, invention, patent, trade secret, copyright, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property right (collectively, the "Intellectual Property") necessary to carry on the business (the "Company Business") of the Company and the Company Subsidiaries, taken as a whole, as currently conducted (the "Company Intellectual Property"). To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any challenge to any Company Intellectual Property, nor has there been, or is there, any claim alleging that the conduct of the Company Business by the Company and its Subsidiaries, or the use by the Company and its Subsidiaries of any Company Intellectual Property, infringes, violates or misappropriates the Intellectual Property of any other Person, that, in any such case would, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

  4.17 Environmental Matters. (a) Except as disclosed on Schedule 4.17 and as would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect, to the Knowledge of the Company, (i) no written notice, notification, demand, request for information, citation, summons, complaint or administrative or judicial order has been received by, and no investigation, action, claim, suit, proceeding or review is pending or threatened by any Person against, the Company or any of its Subsidiaries, with respect to any applicable Environmental Law and (ii) the Company and its Subsidiaries are and have been in compliance with all applicable Environmental Laws.

  (b) For purposes of this Section 4.17 and Section 5.15, the term "Environmental Laws" means any federal, state or foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, codes, injunctions, permits or governmental agreements relating to human health and safety, the environment, natural resources, the release or threatened release of hazardous substances or to pollutants, contaminants, wastes or chemicals.

  4.18 Finders' Fees; Opinions of Financial Advisor. (a) Except for Goldman, Sachs & Co., there is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, the Company or any of its Subsidiaries which might be entitled to any fee or commission from Acquiror or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

  (b) The Company has received the opinion of Goldman, Sachs & Co., dated as of the date hereof, to the effect that, as of such date, the Merger Consideration is fair to the holders of Company Shares (other than Acquiror and any Acquiror Subsidiary) from a financial point of view.

  4.19 Required Vote; Board Approval. (a) The only vote of the holders of any capital stock of the Company required by law, rule or regulation to approve this Agreement, the Merger and/or any of the other transactions contemplated hereby is the affirmative vote ("Company Shareholder Approval") of the holders of two-thirds of the outstanding Company Shares in favor of the adoption of this Agreement and the Merger.

  (b) The Company's Board of Directors has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of the Company and its shareholders, (ii) approved this Agreement and the transactions contemplated hereby and (iii) resolved to recommend to such shareholders that they vote in favor of adopting and approving this Agreement and the Merger in accordance with the terms hereof.

  4.20 State Takeover Statutes. Sections 180.1130 to 180.1133 of the Wisconsin BCL, Sections 180.1140 to 180.1144 of the Wisconsin BCL, Section 180.1150 of the Wisconsin BCL, Section 6.05 of Chapter DFI of the Wisconsin Administrative Code and Chapter 552 of the Wisconsin Statutes are inapplicable to the Merger, this Agreement and the transactions contemplated hereby. No other "control share acquisition," "fair price" or other anti-takeover laws or regulations enacted under state or federal laws in the United States apply to this Agreement or any of the transactions contemplated hereby.

  4.21 Tax Treatment. To the Company's Knowledge, there is no reason why the Merger will not be able to qualify as a 368 Reorganization.

  4.22 Employee Relations. (a) Except as set forth on Schedule 4.22(a), since January 1, 1998, there has not occurred or, to the Company's Knowledge, been threatened, any strikes, slowdowns, picketing, work stoppages, concerted refusals to work overtime or other similar labor activities with respect to any employee of the Company or any Company Subsidiary. Except as set forth on
Schedule 4.22(a), no grievance, arbitration, unfair labor practice charge or other proceeding relating to any employees of the Company or any Company Subsidiary is pending, and, to the Company's knowledge, no such grievance, arbitration, charge or proceeding is threatened that, in any such case, would, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

  (b) Except as set forth on Schedule 4.22(b), the employees employed by the Company and the Subsidiaries are not represented by any labor union or other labor representative. Except as set forth on Schedule 4.22(b), there are no collective bargaining agreements or other similar arrangements in effect with respect to such employees, and to the Company's knowledge, there are no persons attempting to represent or organize or purporting to represent for bargaining purposes any employees employed by the Company or any of its Subsidiaries.

                                   ARTICLE 5

                   Representations and Warranties of Acquiror

  Except as disclosed in (i) the Acquiror Disclosure Schedule attached hereto (which disclosure schedule shall make a specific reference to the particular Section or Subsection of this Agreement to which exception is being taken) or
(ii) the Acquiror Public Documents filed or made prior to the date hereof, Acquiror represents and warrants to the Company that:

  5.1 Corporate Existence and Power. Each of Acquiror and MergerSub is a corporation duly incorporated, validly existing and, if applicable, in good standing under the laws of its jurisdiction of incorporation and has all corporate powers required to carry on its business as now conducted. Acquiror is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes qualification necessary, except where the failure to qualify would not, individually or in the aggregate, be reasonably likely to have an Acquiror Material Adverse Effect. Acquiror has heretofore made available to the Company true and complete copies of Acquiror's articles of association as currently in effect. Since the date of its incorporation, MergerSub has not engaged in any activities other than in connection with or as contemplated by this Agreement.

  5.2 Corporate Authorization. The execution, delivery and performance by Acquiror and MergerSub of this Agreement and the consummation by Acquiror and MergerSub of the transactions contemplated hereby are within the corporate powers of Acquiror and MergerSub and, except for the Acquiror Shareholder Approval, have been duly authorized by all necessary corporate action. Assuming that this Agreement constitutes the valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of each of Acquiror and MergerSub, enforceable in accordance with its terms.

  5.3 Governmental Authorization. The execution, delivery and performance by Acquiror and MergerSub of this Agreement and the consummation by Acquiror and MergerSub of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity other than (a) those set forth in clauses (a) through (e) of Section 4.3 and (b) other consents, approvals, actions, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not, individually or in the aggregate, (i) be reasonably likely to have an Acquiror Material Adverse Effect or (assuming for this purpose that the Effective Time had occurred) a Company Material Adverse Effect, or (ii) prevent or materially impair the ability of Acquiror and MergerSub to consummate the transactions contemplated by this Agreement.

  5.4 Non-Contravention. The execution, delivery and performance by Acquiror and MergerSub of this Agreement and the consummation by Acquiror and MergerSub of the transactions contemplated hereby do not and will not (a) contravene or conflict with the articles of association of Acquiror or the articles of incorporation or bylaws of MergerSub, (b) assuming compliance with the matters referred to in Section 5.3, contravene or conflict with any provision of law, regulation, judgment, injunction, order or decree binding upon or applicable to Acquiror or any Acquiror Subsidiary, (c) result in any violation or breach of, or constitute (with or without notice or lapse of time or both) a default under (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit under) any agreement, contract or other instrument or obligation binding upon Acquiror or any Acquiror Subsidiary or any property, asset, license, franchise, permit or other authorization held by Acquiror or any Acquiror Subsidiary, or (d) result in the creation or imposition of any Lien on any asset of Acquiror or any Acquiror Subsidiary other than, in the case of each of (b), (c) and (d), any items that would not, individually or in the aggregate, (x) be reasonably likely to have an Acquiror Material Adverse Effect or (y) materially impair the ability of Acquiror or MergerSub to consummate the transactions contemplated by this Agreement.

  5.5 Capitalization of Acquiror and MergerSub. (a) Under the Articles of Association of Acquiror, Acquiror's issued share capital may not be less than FIM 2,500,000,000 nor more than FIM 10,000,000,000. As of the date hereof, the issued capital stock of Acquiror consists of 208,933,041 Series A Shares, nominal value 10 Finnish marks per share (the "Acquiror Series A Shares"), and 550,870,356 Series R Shares (the "Acquiror Series R Shares"). As of the date hereof, there are outstanding warrants to purchase 2,724,000 Acquiror Series R Shares at a subscription price of FIM 45.57 each.

  (b) As of the date hereof, except as set forth in this Section 5.5 and except for changes since December 31, 1999 resulting from the exercise of stock options outstanding on that date, there are no outstanding (i) shares of capital stock or other voting securities of Acquiror, (ii) securities of Acquiror convertible into or exchangeable for shares of capital stock or voting securities of Acquiror and (iii) options, warrants, securities, calls, commitments, agreements or other rights of any character obligating Acquiror or any Acquiror Subsidiary to issue, deliver or sell or cause to be issued, delivered or sold any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Acquiror or obligating the Acquiror or any Acquiror Subsidiary to grant, extend, accelerate the vesting of or enter into any such option, warrant, security, call, commitment, agreement or other right (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Acquiror Securities"). There are no outstanding obligations of Acquiror or any Acquiror Subsidiary to repurchase, redeem or otherwise acquire any Acquiror Securities.

  (c) The Acquiror Shares to be issued as part of the Merger Consideration when issued and delivered in accordance with the terms of this Agreement, will have been duly authorized, validly issued, fully paid and nonassessable and free of any preemptive or other similar right.

  (d) The authorized capital stock of MergerSub consists solely of 1,000 MergerSub Shares, par value $0.01 per share, of which, as of the date hereof, 1,000 were issued and outstanding. All outstanding MergerSub Shares have been duly authorized and validly issued and are fully paid and nonassessable, free of any preemptive or other similar right, except as provided by Section 180.0622(2)(b) of the Wisconsin BCL.

  5.6 Acquiror Public Documents. (a) Acquiror has filed all reports, filings, registration statements and other documents required to be filed by it with the Finnish Trade Registry and the Finnish Financial Supervision since December 31, 1997.

  (b) As of its filing date, each Acquiror Public Document complied as to form in all material respects with the applicable requirements of the Finnish Securities Act and/or the Finnish Companies Act, as the case may be.

  (c) No Acquiror Public Document filed since December 31, 1997 contained, as of its filing date or effective date, as applicable, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

  5.7 Financial Statements; No Material Undisclosed Liabilities. (a) The audited consolidated financial statements and unaudited consolidated interim financial statements of Acquiror included in the Acquiror Annual Reports and the Acquiror Quarterly Reports fairly present in all material respects, in conformity with International Accounting Standards ("IAS") (except as may be indicated in the notes thereto and except for the Acquiror Annual Report relating to the fiscal year ended December 31, 1997 and the Acquiror Quarterly Reports relating to the first three quarters of 1998, which were prepared using Finnish generally accepted accounting principles), the consolidated financial position of Acquiror and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

  (b) There are no liabilities of Acquiror or any Acquiror Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise that are required by IAS to be set forth on a consolidated balance sheet of Acquiror, other than:

    (i) liabilities or obligations disclosed or provided for in the Acquiror Balance Sheet (including the notes thereto);

    (ii) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby; and

    (iii) other liabilities or obligations, which would not, individually or in the aggregate, be reasonably likely to have an Acquiror Material Adverse Effect.

  5.8 Information to Be Supplied. (a) The information to be supplied by Acquiror expressly for inclusion or incorporation by reference in the Proxy Statement/Prospectus will (i) in the case of the Registration Statement, at the time it becomes effective, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) in the case of the remainder of the Proxy Statement/Prospectus, at the time of the mailing thereof, at the time of the Company Shareholder Meeting and at the time of the Acquiror Shareholder Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus will comply (with respect to information relating to Acquiror) as to form in all material respects with the provisions of the Securities Act and the Exchange Act.

  (b) Notwithstanding the foregoing, Acquiror makes no representation or warranty with respect to any statements made or incorporated by reference in the Proxy Statement/Prospectus with respect to information supplied by the Company.

  5.9 Absence of Certain Changes. Since December 31, 1998, except as otherwise expressly contemplated by this Agreement, Acquiror and the Acquiror Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been (a) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of Acquiror or any Acquiror Subsidiary that, individually or in the aggregate, has had or would be reasonably likely to have an Acquiror Material Adverse Effect or (b) any action, event, occurrence, development or state of circumstances or facts that, individually or in the aggregate, has had or would be reasonably likely to have an Acquiror Material Adverse Effect.

  5.10 Litigation. There is no action, suit, investigation, arbitration or proceeding pending against, or to the Knowledge of Acquiror threatened against, Acquiror or any Acquiror Subsidiary or any of their respective assets or properties before any arbitrator or Governmental Entity that would, individually or in the aggregate, be reasonably likely to have an Acquiror Material Adverse Effect.

  5.11 Taxes. Except as set forth in the Acquiror Balance Sheet (including the notes thereto), (i) all tax returns, statements, reports and forms (collectively, the "Acquiror Returns") required to be filed with any taxing authority by, or with respect to, Acquiror and the Acquiror Subsidiaries have been filed in accordance with all applicable laws, (ii) Acquiror and the Acquiror Subsidiaries have timely paid all taxes shown as due and payable on the Acquiror Returns that have been so filed, and, as of the time of filing, the Acquiror Returns correctly reflected the facts regarding the income, business, assets, operations, activities and the status of Acquiror and the Acquiror Subsidiaries (other than taxes which are being contested in good faith and for which adequate reserves are reflected on the Acquiror Balance Sheet),
(iii) Acquiror and the Acquiror Subsidiaries have made reasonable provision for all taxes payable by them for which no Acquiror Return has yet been filed, (iv) the charges, accruals and reserves for taxes with respect to Acquiror and its Subsidiaries reflected on the Acquiror Balance Sheet are adequate under IAS to cover the tax liabilities accruing through the date thereof, (v) there is no action, suit, proceeding, audit or claim now proposed or pending against or with respect to Acquiror or any of the Acquiror Subsidiaries in respect of any tax where there is a reasonable possibility of a materially adverse determination and (vi) neither Acquiror nor any of the Acquiror Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group, other than one of which Acquiror was the common parent.

  5.12 Compliance with Laws; Licenses, Permits and Registrations. (a) To the Knowledge of Acquiror, neither Acquiror nor any Acquiror Subsidiary is in violation of, or has violated, any applicable provisions of any laws, statutes, ordinances, regulations, rules, writs, judgments, injunctions, orders, consent decrees, permits, licenses or other authorizations applicable to it or its business or operations, except for violations which would not, individually or in the aggregate, be reasonably likely to have, an Acquiror Material Adverse Effect.

  (b) Each of Acquiror and the Acquiror Subsidiaries has all permits, licenses, approvals, authorizations of and registrations with and under all federal, state, local and foreign laws, and from all Governmental Entities required by Acquiror and the Acquiror Subsidiaries to carry on their respective businesses as currently conducted, except where the failure to have any such permits, licenses, approvals, authorizations or registrations would not, individually or in the aggregate, be reasonably likely to have an Acquiror Material Adverse Effect.

  5.13 Title to Properties. (a) Acquiror and each Acquiror Subsidiary have good and marketable title to, or valid leasehold interests in, all their properties and assets except for those which are no longer used or useful in the conduct of their businesses or as have been disposed of in the ordinary course of business and except for defects in title, easements, restrictive covenants and similar Liens, encumbrances or impediments that, in the aggregate, do not materially interfere with the ability of Acquiror and the Acquiror Subsidiaries to conduct their business, taken as a whole, as currently conducted. All of these assets and properties, other than assets and properties in which Acquiror or any Acquiror Subsidiary has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of Acquiror and the Acquiror Subsidiaries to conduct their business, taken as a whole, as currently conducted.

  (b) Except as would not, individually or in the aggregate, be reasonably likely to have an Acquiror Material Adverse Effect, (i) Acquiror and each Acquiror Subsidiary are in compliance with the terms of all leases to which they are a party and under which they are in occupancy, and all of these leases are in full force and effect and (ii) Acquiror and each Acquiror Subsidiary enjoy peaceful and undisturbed possession under all such leases.

  5.14 Intellectual Property. Except as would not, individually or in the aggregate, be reasonably likely to have an Acquiror Material Adverse Effect, Acquiror and the Acquiror Subsidiaries own or have a valid license to use all Intellectual Property necessary to carry on the business (the "Acquiror Business") of Acquiror and the Acquiror Subsidiaries, taken as a whole, as currently conducted (collectively, the "Acquiror Intellectual Property"). To the Knowledge of Acquiror, neither Acquiror nor any Acquiror Subsidiary has received any challenge to any Acquiror Intellectual Property, nor has there been, or is there, any claim alleging that the conduct of the Acquiror Business by Acquiror and the Acquiror Subsidiaries, or the use by the Acquiror and the Acquiror Subsidiaries of any Acquiror Intellectual Property, infringes, violates or misappropriates the Intellectual Property of any other Person, that, in any case, would, individually or in the aggregate, be reasonably likely to have an Acquiror Material Adverse Effect.

  5.15 Environmental Matters. Except as would not, individually or in the aggregate, be reasonably likely to have an Acquiror Material Adverse Effect, to the Knowledge of Acquiror, (i) no written notice, notification, demand, request for information, citation, summons, complaint or administrative or judicial order has been received by, and no investigation, action, claim, suit, proceeding or review is pending or threatened by any person against, Acquiror or any Acquiror Subsidiary, with respect to any applicable Environmental Law and (ii) Acquiror and the Acquiror Subsidiaries are and have been in compliance with all applicable Environmental Laws.

  5.16 Finders' Fees. Except for Salomon Smith Barney Inc., whose fees will be paid by Acquiror, there is no investment banker, broker, finder or other intermediary who might be entitled to any fee or commission from Acquiror or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

  5.17 Required Vote; Board Recommendation. (a) The only vote of the holders of any class or series of capital stock of Acquiror required by law, rule or regulation to approve this Agreement, the Merger and/or any of the other transactions contemplated hereby are the affirmative vote of the holders of two-thirds by number and voting power of the Acquiror Series A Shares and the Acquiror Series R Shares present and voting as a single class at the Acquiror Shareholder Meeting (as defined in Section 7.2) in favor of the issuance of the Acquiror Shares pursuant to the Merger and the other transactions contemplated hereby, including the actions described in Section 2.3(a) (the "Acquiror Shareholder Approval").

  (b) Acquiror's Board of Directors has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger and the issuance of the Acquiror Shares pursuant to the Merger, are in the best interests of Acquiror and its shareholders, (ii) approved this Agreement, and the transactions contemplated hereby and (iii) resolved to recommend to such shareholders that they vote in favor of the issuance of the Acquiror Shares pursuant to the Merger, in accordance with the terms hereof.

  5.18 Availability of Funds. Purchaser has available, and will have available on the Closing Date, sufficient funds to enable Purchaser to consummate the transactions contemplated by this Agreement.

  5.19 Tax Treatment. To Acquiror's Knowledge, there is no reason why the Merger will not be able to qualify as a 368 Reorganization.

                                   ARTICLE 6

                            Covenants of the Company

  The Company agrees as set forth below.

  6.1 Company Interim Operations. Except as set forth in the Company Disclosure Schedule or as otherwise expressly contemplated hereby, without the prior written consent of Acquiror (which consent shall not be unreasonably withheld or delayed), from the date hereof until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct their business in all material respects in the ordinary course consistent with past practice and shall use commercially reasonable efforts to (i) preserve intact its present business organization, (ii) maintain in effect all material foreign, federal, state and local licenses, approvals and authorizations, including, all material licenses and permits that are required for the Company or any of its Subsidiaries to carry on its business and (iii) preserve existing relationships with its material customers, lenders, suppliers and others having material business relationships with it. Without limiting the generality of the foregoing, except as set forth in the Company Disclosure Schedule or as otherwise expressly contemplated by this Agreement, from the date hereof until the Effective Time, without the prior written consent of Acquiror (which consent shall not be unreasonably withheld or delayed), the Company shall not, nor shall it permit any of its Subsidiaries to:

    (a) amend the Company's or any Company Subsidiary's articles of incorporation or by-laws or equivalent documents;

    (b) split, combine, subdivide, redeem or reclassify any shares of capital stock of the Company or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its securities, except (i) for regular quarterly cash dividends (having customary record and payment dates not in excess of $0.22 per Company Share, (ii) for regular dividends by wholly owned Company Subsidiaries or
  (iii) pursuant to the existing terms of any award under an existing Company Employee Plan;

    (c) (i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of its capital stock or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any capital stock, grant any additional options to purchase Company Shares, or grant to any Person any right to acquire any shares of the Company's capital stock or any right, the value of which is based on the value of Company Shares, other than in connection with the Company Employee Plans or other benefit plans or arrangements existing on the date hereof and other than the issuance of Company Shares upon the exercise of stock options outstanding on the date hereof in accordance with their present terms or
  (ii) amend in any material respect any term of any outstanding security of the Company or any Company Subsidiary;

    (d) acquire (whether pursuant to merger, stock or asset purchase or otherwise) in one transaction or series of related transactions (i) except in the ordinary course of business consistent with past practice, any assets (including any equity interests) having a fair market value in excess of $10 million or (ii) all or substantially all of the equity interests of any Person or any business or division of any Person having a fair market value in excess of $10 million;

    (e) sell, lease, encumber or otherwise dispose of any assets, other than
  (i) sales in the ordinary course of business consistent with past practice,
  (ii) equipment and property no longer used in the operation of the Company's business and (iii) assets related to discontinued operations;

    (f) incur (which shall not include entering into credit agreements, lines of credit or similar arrangements until the Company or any of its Subsidiaries becomes liable with respect to any indebtedness for borrowed money thereunder or guarantees thereof) any indebtedness for borrowed money, guarantee any indebtedness, issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or any of its Subsidiaries or guarantee any debt securities of others, except in the ordinary course of business consistent with past practice (which shall include borrowings under the Company's existing credit agreements and, consistent with past practice, the Company's existing unrated commercial paper program and overnight borrowings);

    (g) except in the ordinary course of business, amend, modify or terminate any material contract, agreement or arrangement of the Company or any of its Subsidiaries or otherwise waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries thereunder;

    (h) (i) except in the ordinary course of business consistent with past practice or as required by law or the current terms of an existing agreement or other authorization disclosed in Schedule 4.13 of the Company Disclosure Schedule, increase the amount of compensation of any current or former director, officer or employee or make any increase in or commitment to increase any employee benefits or vest, fund or pay any pension or retirement allowance other than as required by the current terms of a Company Employee Plan, (ii) except as required by law, the current terms of an agreement or other authorization existing on the date hereof or of the Company severance policy disclosed in Schedule 4.13 of the Company Disclosure Schedule, grant any severance or termination pay to any director, officer or employee of the Company or any Company Subsidiary,
  (iii) adopt, amend, modify (except as may be required by law), enter into or commit to any additional employee benefit plan or, except in the ordinary course of business, make any contribution to any existing plan,
  (iv) increase the benefits payable under any existing severance or termination pay policies or employment agreements or (v) take any affirmative action to accelerate the vesting of any stock-based compensation;

    (i) change the Company's methods of accounting in effect at December 31, 1998, except as required by changes in GAAP or by Regulation S-X of the Exchange Act, as concurred in by its independent public accountants;

    (j) other than in connection with transactions otherwise permitted by this Section 6.1, incur any capital expenditures or any obligations or liabilities in respect thereof, except for those (i) contemplated by the capital expenditures budgets for the Company and the Company Subsidiaries made available to Acquiror, (ii) incurred in the ordinary course of business of the Company and the Company Subsidiaries or (iii) not otherwise described in clauses (i) and/or (ii) which, in the aggregate, do not exceed $10 million;

    (k) (i) enter into any agreement or arrangement that limits or otherwise restricts the Company, any Company Subsidiary or any of their respective Affiliates or any successor thereto from engaging or competing in any line of business or in any location, which agreement or arrangement would be material to the business of the Company and the Company Subsidiaries taken as a whole or (ii) except in the ordinary course of business consistent with past practice, amend, modify or terminate any material contract, agreement or arrangement of the Company or any Company Subsidiary or otherwise waive, release or assign any material rights, claims or benefits of the Company or any Company Subsidiary thereunder;

    (l) settle, or propose to settle, any litigation, investigation, arbitration, proceeding or other claim that is material to the business of the Company and the Company Subsidiaries, taken as a whole, other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, of liabilities (i) recognized or disclosed in the most recent consolidated financial statements (or notes thereto) of the Company included in the Company SEC Documents or (ii) incurred since the date of such financial statements in the ordinary course of business consistent with past practice;

    (m) create or incur any material Lien on any material asset other than in the ordinary course of business consistent with past practice or other than in connection with the purchase of such asset;

    (n) make any material loan, advance or capital contribution to or investment in any Person, other than loans, advances or capital contributions to, or investments in, wholly owned Company Subsidiaries made in the ordinary course of business consistent with past practice;

    (o) other than in the ordinary course of business consistent with past practice, (i) make any tax election or take any position on any tax return filed on or after the date of this Agreement or adopt any method thereof that is inconsistent with elections made, positions taken or methods used in preparing or filing similar returns in prior periods or
  (ii) enter into any settlement or compromise of any tax liability that in either case is material to the business of the Company and the Company Subsidiaries, taken as a whole; or

    (p) agree, resolve or commit to do any of the foregoing;

provided that the limitations set forth in Sections 6.1(a) through 6.1(p) shall not apply to any action, transaction or event occurring exclusively between the Company and any wholly owned Company Subsidiary or between any wholly owned Company Subsidiaries.

  6.2 Shareholder Meeting. The Company shall cause a meeting of its shareholders (the "Company Shareholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of obtaining the Company Shareholder Approval. Unless otherwise required by its fiduciary duties (as determined in good faith by a majority of its members after consultation with outside legal counsel to the Company) (i) the Company's Board of Directors shall recommend approval and adoption by its shareholders of this Agreement (the "Company Recommendation"), (ii) neither the Company's Board of Directors nor any committee thereof shall amend, modify, withdraw, condition or qualify the Company Recommendation in a manner adverse to Acquiror or take any action or make any statement inconsistent with the Company Recommendation and
(iii) the Company shall take all lawful action to solicit the Company Shareholder Approval.

  6.3 Acquisition Proposals; Board Recommendation.

  (a) The Company agrees that it shall not, nor shall it permit any Company Subsidiary to, nor shall it authorize or knowingly permit any officer, director, employee, investment banker, attorney, accountant, agent or other advisor or representative of the Company or any Company Subsidiary, directly or indirectly, to (i) solicit or initiate the submission of any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action knowingly to facilitate any inquiries or the making of any proposal that constitutes or that would reasonably be expected to lead to any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of the Company's equity securities or (iv) enter into any agreement with respect to any Acquisition Proposal, other than in the manner contemplated by Section 6.3(d); provided, however, that the Company may take any action(s) described in any of the foregoing clauses in respect of a Person, if it receives from such Person an unsolicited bona fide written Acquisition Proposal that the Company's Board of Directors determines in good faith (after consultation with an investment bank of nationally recognized reputation) is reasonably likely to lead to the delivery of a Superior Proposal and if the Company's Board of Directors determines in good faith, after consultation with outside legal counsel to the Company, that it is obligated to take such action(s) in order to comply with its fiduciary duties under applicable law; provided, further, that, the Company shall have provided the notice contemplated by Section 6.3(c) and shall comply with Section 6.3(d). The Company shall cease and cause to be terminated immediately all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could be reasonably expected to lead to, any Acquisition Proposal.

  (b) Unless the Company's Board of Directors has previously withdrawn, or is concurrently therewith withdrawing, the Company Recommendation in accordance with Section 6.2, neither the Company's Board of Directors nor any committee thereof shall recommend any Acquisition Proposal to the Company shareholders. Notwithstanding the foregoing, nothing contained in this Section 6.3(b) or elsewhere in this Agreement shall prevent the Company's Board of Directors from complying with Rule 14e-2 under the 1934 Act with respect to any Acquisition Proposal or making any disclosure required by applicable law.

  (c) The Company shall notify Acquiror promptly (but in no event later than the second Business Day) after receipt by the Company or any Company Subsidiary (or any of their respective directors, officers, agents or advisors) of any Acquisition Proposal or any request for nonpublic information or for access to the properties, books or records of the Company or any request for a waiver or release under any standstill or similar agreement, by any person that has made an Acquisition Proposal. The notice shall indicate the identity of the offeror and the terms and conditions of the proposal or request. The Company shall keep Acquiror informed, on a reasonably current basis, of the status (including amendments or proposed amendments) of any Acquisition Proposal or request.

  (d) Pursuant to the terms of Section 10.1, either Acquiror or the Company may terminate this Agreement, if the Company's Board of Directors shall have determined (i) to approve or recommend an Acquisition Proposal after concluding that the Acquisition Proposal constitutes a Superior Proposal and (ii) to enter into a binding agreement concerning the Acquisition Proposal; provided, however, that the Company may not exercise its right to terminate this Agreement under this Section 6.3(d) and Section 10.1(c)(ii), unless (i) the Company shall have provided to Acquiror at least five Business Days' prior written notice that its Board of Directors has authorized the termination and intends to terminate this Agreement pursuant to this Section 6.3(d) and Section 10.1(c)(ii), specifying the material terms and conditions of the Acquisition Proposal, (ii) Acquiror does not make, within five Business Days of receiving the notice, an offer such that a majority of the Company's Board of Directors determines that (x) the foregoing Acquisition Proposal no longer constitutes a Superior Proposal or (y) its fiduciary duties no longer require it to take such action(s) and (iii) on or prior to such termination, the Company shall have paid to Acquiror the Termination Fee (as defined in Section 10.3(b)); provided, further, that Acquiror may exercise its right to terminate under this Section 6.3(d) and Section 10.1(d)(iii) within five Business Days after receiving the notice contemplated by this Section 6.3(d). In connection with the foregoing, the Company agrees that it will (A) not enter into a binding agreement with respect to such an Acquisition Proposal until the termination of this Agreement in accordance with its terms and (B) notify the Acquiror promptly, if its intention to enter into such an agreement shall change at any time after such notification.

  6.4 Affiliate Agreements. Not later than the 15th day prior to the mailing of the Proxy Statement/Prospectus, the Company shall deliver to Acquiror a schedule of each person, that, to its Knowledge, is or is reasonably likely to be, as of the date of the Company Shareholder Meeting, deemed to be an "affiliate" of it (each, a "Company Affiliate") as that term is used in Rule 145 under the Securities Act. The Company shall use its best efforts to cause each person who may be deemed to be a Company Affiliate to execute and deliver to Acquiror on or before the date of mailing of the Proxy Statement/Prospectus an agreement in a form reasonably acceptable to Acquiror.

  6.5 Termination of DRIP. Promptly following the date hereof, the Company shall take all steps necessary to suspend the operation of, or to terminate, its Dividend Reinvestment and Share Purchase Plan, so that no additional Company Shares are issued thereunder prior to the Effective Time.

                                   ARTICLE 7

                             Covenants of Acquiror

  The Acquiror agrees as set forth below.

  7.1 Acquiror Interim Operations. Except as set forth in the Acquiror Disclosure Schedule or as otherwise expressly contemplated hereby, without the prior consent of the Company (which consent shall not be unreasonably withheld or delayed), from the date hereof until the Effective Time, Acquiror shall and shall cause each of the Acquiror Subsidiaries to, conduct their business in all material respects in the ordinary course consistent with past practice and shall use commercially reasonable efforts to (i) preserve intact its present business organization, (ii) maintain in effect all material foreign, federal, state and local licenses, approvals and authorizations, including, without limitation, all material licenses and permits that are required for Acquiror or any Acquiror Subsidiary to carry on its business and (iii) preserve existing relationship with its material customers, lenders, suppliers and others having material business relationships with it. Without limiting the generality of the foregoing, except as otherwise expressly contemplated by this Agreement, from the date hereof until the Effective Time, without the prior consent of the Company (which consent shall not be unreasonably withheld or delayed), Acquiror shall not, nor shall it permit any Acquiror Subsidiary to:

    (a) make any amendment to Acquiror's articles of association that changes any material term or provision of the Acquiror Shares;

    (b) make any material changes to MergerSub's articles of incorporation;

    (c) engage in any material repurchase at a premium, recapitalization, restructuring or reorganization with respect to Acquiror's capital stock, including, without limitation, by way of any extraordinary dividend on, or other extraordinary distributions with respect to, Acquiror's capital stock;

    (d) acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or any business or division thereof, or otherwise acquire any assets, unless Acquiror concludes in good faith that such acquisition or the entering into of a definitive agreement relating to or the consummation of such transaction would not (i) impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any Governmental Entity necessary to consummate the Merger or the expiration or termination of any applicable waiting period, (ii) significantly increase the risk of any Governmental Entity entering an order prohibiting the consummation of the Merger or (iii) significantly increase the risk of not being able to remove any such order on appeal or otherwise; or

    (e) agree, resolve or otherwise commit to do any of the foregoing.

  7.2 Shareholder Meeting; Board Recommendation. Subject to the proviso in
Section 3.3(a), Acquiror shall cause a meeting of its shareholders (the "Acquiror Shareholder Meeting") to be duly called and held as soon as reasonably practicable for the purpose of obtaining the Acquiror Shareholder Approval. Pursuant thereto, (i) Acquiror's Board of Directors shall recommend (the "Acquiror Recommendation") approval and adoption by its shareholders of the issuance of Acquiror Shares pursuant to the Merger and the election of George W. Mead as a member of Acquiror's Board of Directors as contemplated by
Section 2.3(a), (ii) neither Acquiror's Board of Directors nor any committee thereof shall amend, modify, withdraw, condition or qualify the Acquiror Recommendation in a manner adverse to the Company or take any action or make any statement inconsistent with the Acquiror Recommendation and (iii) Acquiror shall take all lawful action to solicit the Acquiror Shareholder Approval. In the event that the Merger Consideration consists of all Cash Consideration pursuant to the proviso in Section 3.3(a), this provision shall be of no further force or effect, and Acquiror's obligation under Section 2.3(a) shall cease.

  7.3 Director and Officer Liability. (a) Acquiror and the Surviving Corporation agree that the Surviving Corporation shall adopt prior to the Effective Time, in its Articles of Incorporation and bylaws, the same indemnification obligations as those set forth in the Company's articles of incorporation and bylaws, in each case as of the date of this Agreement, and that such provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of the individuals who on or prior to the Effective Time were directors, officers, employees or agents of the Company or the Company Subsidiaries.

  (b) To the fullest extent permitted under applicable law, after the Effective Time, MergerSub and Acquiror shall, and Acquiror shall cause the Surviving Corporation to, indemnify, defend and hold harmless, to the fullest extent permitted under applicable law, each present and former director or officer of the Company and each Company Subsidiary and each person who served at the request of the Company or any Company Subsidiary as a director, officer, trustee, partner or fiduciary of another Person, pension or other employee benefit plan or enterprise (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), arising out of or pertaining to any action or omission in their capacity as director, officer, trustee, partner or fiduciary in each case occurring on or before the Effective Time (including the transactions contemplated by this Agreement). Without limiting the foregoing, in the event of any claim, action, suit, proceeding or investigation, (i) Acquiror and the Surviving Corporation shall (x) periodically advance reasonable fees and expenses (including attorneys fees) with respect to the foregoing and (y) pay the reasonable fees and expenses of counsel selected by each Indemnified Party, which counsel shall be reasonably satisfactory to Acquiror and the Surviving Corporation, promptly after statements therefor are received (unless the Surviving Corporation shall elect to defend such action) and (ii) Acquiror and the Surviving Corporation, as applicable, shall cooperate in the defense of any matter; provided, however, that neither Acquiror nor the Surviving Corporation shall be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld or delayed).

  (c) For six years from the Effective Time, the Surviving Corporation shall provide to the Company's and each Company Subsidiary's directors and officers liability insurance protection of the same kind and scope as that provided by the Company's directors' and officers' liability insurance policies in effect on the date hereof; provided, however, that in no event shall the Surviving Corporation be required to expend in any one year an amount in excess of 200% of the annual premiums currently paid by the Company for such insurance, which current annual premium the Company represents and warrants to be $103,000; and provided, further, that if the annual premiums of such insurance exceed such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

  (d) If Acquiror or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity in a consolidation or merger or (ii) transfers all or substantially all its properties and assets to any Person, then, and in each case, proper provision shall be made so that the successors and assigns of Acquiror or the Surviving Corporation, as the case may be, honor the indemnification obligations set forth in this Section 7.3.

  (e) The obligations of the Surviving Corporation and Acquiror under this
Section 7.3 shall not be terminated or modified in a manner which will adversely affect any director, officer or other person to whom this Section 7.3 applies without the consent of the affected director, officer or other person (it being expressly agreed that each director, officer or other person to whom this Section 7.3 applies shall be third-party beneficiaries of this Section 7.3).

  7.4 Employee Benefits. (a) During the period commencing at the Effective Time and ending on the second anniversary thereof, Acquiror shall cause the Surviving Corporation and the Company Subsidiaries to provide eligible employees of the Company and the Company Subsidiaries, during the period of employment of such employees with the Surviving Corporation or Company Subsidiaries, with salary and benefits under employee benefit plans that are no less favorable in the aggregate than those currently provided by the Company and the Company Subsidiaries under the Company Employee Plans disclosed on the Company Disclosure Schedule to their respective employees. For purposes of any employee benefit plan or arrangement maintained by Acquiror, the Surviving Corporation or any Acquiror Subsidiary in which employees of the Company or a Company Subsidiary become eligible to participate, Acquiror and the Surviving Corporation shall recognize (or cause to be recognized) the service of such employees with the Company and its Subsidiaries and any predecessor entities (and any other service credited by the Company under similar benefit plans) for purposes of vesting, eligibility to participate and severance to the extent such service was recognized under a comparable Company Employee Plan provided, however, that solely to the extent necessary to avoid duplication of benefits, amounts payable under employee benefit plans provided by Acquiror, the Surviving Corporation or an Acquiror Subsidiary may be reduced by amounts payable under similar Company Employee Plans with respect to the same periods of service). From and after the Effective Time, in the case of any employee benefit plan of Acquiror or any Acquiror Subsidiary that is an employee health or life insurance plan and in which employees of the Company or any Company Subsidiary become eligible to participate (any such plan, an "Acquiror Welfare Plan"), Acquiror shall cause such Acquiror Welfare Plan to (i) waive any pre-existing conditions of any such employee that was covered under the Company Employee Plan in which such employee was a participant immediately prior to commencement of participation in the Acquiror Welfare Plan and (ii) recognize any deductibles or out-of-pocket expenses paid by any such employee pursuant to the Company Employee Plan in which such employee was a participant immediately prior to commencement of participation in the Acquiror Welfare Plan in the calendar year in which such commencement of participation occurs. The provisions of this Section 7.4 shall not create in any employee or former employee of the Company or any Company Subsidiary any rights to employment or continued employment with Acquiror, the Surviving Corporation or the Company or any of their respective Subsidiaries or Affiliates or infringe upon the right of any such entity to terminate the employment of any such employee for any reason or no reason.

  (b) During the six-month period following the Effective Time, Acquiror shall cause the Surviving Corporation and the Company Subsidiaries to provide at least 30 days' advance written notice of the termination of employment ("Advance Notice") of any employees of the Company or any Company Subsidiary other than any such termination for cause.

  (c) During the period commencing at the Effective Time and ending on the first anniversary thereof, Acquiror shall cause the Surviving Corporation and the Acquiror Subsidiaries to honor, in accordance with its terms, the Company's Human Resources Policy-Severance disclosed on the Company Disclosure Schedule. In addition, Acquiror shall cause the Surviving Corporation and the Acquiror Subsidiaries to honor, in accordance with their terms, as in effect on the date hereof any employment, change of control, severance, retirement or termination agreement between the Company or any Company Subsidiary, and any officer, director or employee of the Company or any Company Subsidiary disclosed on the Company Disclosure Schedule, including the Company's retention incentive program and the Change in Control Agreements, dated October 26, 1999, as amended, between the Company and certain of its officers.

  (d) Prior to the Effective Time, the Company shall take all appropriate actions to ensure that no "restricted date" will be deemed to occur for purposes of Appendix F to the Consolidated Salaried Employees' Retirement Plan or Appendix E to the Consolidated Employees' Retirement Plan by reason of the transactions contemplated hereby, alone or in conjunction with another event.

  7.5 Stock Exchange Listing. Acquiror shall use its reasonable best efforts to cause the Acquiror Shares to be issued in connection with the Merger to be approved for listing on the NYSE, subject to official notice of issuance.

  7.6 Conduct of MergerSub. Acquiror will take all action necessary to cause MergerSub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement, including, without limitation, voting all of the MergerSub Shares in favor of adoption of this Agreement and the Merger.

  7.7 Transfer Taxes. All state, local or foreign sales, use, real property transfer, stock transfer or similar taxes (including any interest or penalties with respect thereto) attributable to the Merger (collectively, the "Transfer Taxes") shall be timely paid by Acquiror.

                                   ARTICLE 8

                     Covenants of Acquiror and the Company

  The parties hereto agree as set forth below.

  8.1 Reasonable Best Efforts. (a) Subject to the terms and conditions hereof, each party will use reasonable best efforts to take, or cause to be taken, all actions, to file, or caused to be filed, all documents, including without limitation the notification form under the HSR Act, an application for an exemption under PUHCA and an application for consent under WPUHCA, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable. Acquiror and the Company shall have the right to review in advance, and to the extent reasonably practicable each will consult the other on, all the information relating to the other and its subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the Merger; provided, however, that with respect to documents that one party reasonably believes should not be disclosed to the other party, such party shall instead furnish those documents to counsel for the other party pursuant to a mutually satisfactory confidentiality agreement. In exercising the foregoing right, each of the Company and Acquiror shall act reasonably and as promptly as reasonably practicable.

  (b) Acquiror and the Company shall promptly respond to any request for additional information pursuant to the HSR Act. Upon the terms and subject to the provisions hereof, Acquiror and the Company shall each use all reasonable best efforts to resolve objections, if any, as may be asserted by any Governmental Entity with respect to the Merger under any antitrust or trade or regulatory laws or regulations of any Governmental Entity, which, in the case of Acquiror, will, except as set forth below, include if necessary to resolve such objections, offering, and agreeing to enter into necessary agreements, to sell, license or otherwise dispose of, or hold separate or otherwise divest itself of, all or any portion of Acquiror's businesses or assets or any portion of the businesses or assets of any of its subsidiaries or any portion of the businesses or assets of the Company or the Company's subsidiaries; provided, however, that nothing in this Section 8.1 or otherwise shall require Acquiror to agree to divest the assets of Consolidated Water Power Company other than the retail sales assets; and provided, however, that nothing in this Section
8.1 shall require Acquiror to agree to (i) the imposition of conditions or (ii) the requirement of divestiture that, in the case of clauses (i) and (ii), would, in Acquiror's reasonable judgment, be reasonably likely to have an Acquiror Material Adverse Effect or a Company Material Adverse Effect or to materially adversely impact the economic, strategic or business benefits of the transactions contemplated hereby, it being understood that a divestiture of the retail sales assets of Consolidated Water Power Company would not have such an impact or otherwise be deemed likely to have a Material Adverse Effect. Acquiror shall reasonably consult with the Company and, subject to being permitted by the Governmental Entity to do so, the Company shall have the right to attend and participate in any telephone calls or meetings that Acquiror or MergerSub have with any person with regard to this Agreement.

  8.2 Certain Filings; Cooperation in Receipt of Consents. (a) Promptly after the date hereof, Acquiror and the Company shall prepare and Acquiror shall file with the SEC the Registration Statement, in which the Proxy Statement/Prospectus will be included as Acquiror's prospectus. Each of the Company and Acquiror shall use reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after the filing and to keep the Registration Statement effective as long as is necessary to consummate the Merger. Each of the Company and Acquiror shall mail the Proxy Statement/Prospectus to their respective shareholders as promptly as practicable after the Registration Statement is declared effective under the Securities Act and, if necessary, after the Proxy Statement/Prospectus shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, resolicit proxies. Acquiror shall also take any action required to be taken under any applicable state securities or blue sky laws in connection with the issuance of Acquiror Shares in the Merger.

  (b) No amendment or supplement to the Proxy Statement/Prospectus will be made by the Company or Acquiror without the approval of the other party, which approval will not be unreasonably withheld or delayed. Each party will advise the other party, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Acquiror Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement/Prospectus or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time, the Company or Acquiror discovers any information relating to either party, or any of their respective Affiliates, officers or directors, that should be set forth in an amendment or supplement to the Proxy Statement/Prospectus, so that the document will not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers any misleading information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing the information shall be promptly filed with the SEC and, to the extent required by law or regulation, disseminated to the shareholders of the Company and Acquiror.

  (c) The Company and Acquiror shall cooperate with one another in (i) determining whether any other action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated hereby, (ii) seeking any consents, approvals or waivers, taking any actions, or making any filings, furnishing information required in connection therewith and seeking promptly to obtain any consents, approvals or waivers and (iii) setting a mutually acceptable date for the Company Shareholder Meeting and the Acquiror Shareholder Meeting so as to enable them to occur, to the extent practicable, on the same date. Each party shall permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the applicable Governmental Entity or other Person, give the other party the opportunity to attend and participate in the meetings and conferences, in each case in connection with the transactions contemplated hereby.

  8.3 Public Announcements. The parties shall consult with each other before issuing any press release or making any public statement with respect to this Agreement and the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any public statement prior to such consultation.

  8.4 Access to Information; Notification of Certain Matters. (a) From the date hereof until the Effective Time and subject to applicable law, the Company and Acquiror shall (i) give to the other party, its counsel, financial advisors, auditors and other authorized representatives reasonable access to its offices, properties, books and records, (ii) furnish or make available to the other party, its counsel, financial advisors, auditors and other authorized representatives any financial and operating data and other information as those Persons may reasonably request and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with the reasonable requests of the other party in its investigation. Any investigation pursuant to this Section shall be conducted in a manner which will not to interfere unreasonably with the conduct of the business of the other party. Unless otherwise required by law, each of the Company and Acquiror will hold, and will cause its respective officers, employees, counsel, financial advisors, auditors and other authorized representatives to hold any nonpublic information obtained in any investigation in confidence in accordance with Section 8.8. No information or knowledge obtained in any investigation pursuant to this Section 8.4 shall affect or be deemed to modify any representation or warranty made by any party hereunder.

  (b) Each party hereto shall give prompt notice to the other of (i) any communication received by such party from, or given by such party to, any Governmental Entity in connection with any of the transactions contemplated hereby and (ii) any actions, suits, claims, investigations or proceedings commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Article IV or Article V, as the case may be, or that relate to the consummation of the transactions contemplated by this Agreement; provided, in each case, however, that delivery of any notice pursuant to this Section 8.4(b) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

  8.5 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or MergerSub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or MergerSub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

  8.6 Tax Treatment. Each party shall use its reasonable best efforts to cause the Merger to qualify as a 368 Reorganization, including the reporting requirements contained in U.S. Treasury Regulation Section 1.367(a)-3(c)(6), and will not take any action reasonably likely to cause the Merger not so to qualify.

  8.7 Integration Committee. Acquiror recognizes that the Company has a talented group of officers and employees that will be important to the future growth of the combined companies. In recognition of the foregoing, promptly after the date hereof, Acquiror will establish an Integration Committee composed of senior executive officers of both Acquiror and the Company, as selected by Acquiror's President, who will have direct access to him and will be responsible for proposing alternatives and recommendations to him regarding the matters and issues arising in connection with the integration of the two companies and their respective businesses, assets and organizations (including matters arising in connection with the matters contemplated by Section 7.3).

  8.8 Confidentiality. Prior to the Effective Time and after any termination of this Agreement, each party hereto will hold, and will use its reasonable best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the other parties hereto furnished to the party in connection with the transactions contemplated by this Agreement, except to the extent that the information can be shown to have been
(a) previously known on a nonconfidential basis by the party, (b) in the public domain through no fault of the party or (c) later lawfully acquired by such party from sources other than any of the other parties hereto; provided that a party may disclose information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement, so long as those Persons are informed by the party of the confidential nature of information and are directed by the party to treat such information confidentially. Each party's obligation to hold any information in confidence shall be satisfied, if it exercises the same care with respect to the information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, each party hereto will, and will use its reasonable best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to the party from whom the material was obtained, upon request, all documents and other materials, and all copies thereof, obtained from the other party from the other parties in connection with this Agreement that are subject to this confidentiality requirement.

                                   ARTICLE 9

                              Conditions to Merger

  9.1 Conditions to the Obligations of Each Party. The obligations of the Company, Acquiror and MergerSub to consummate the Merger are subject to the satisfaction of the following conditions:

    (a) each of (i) the Company Shareholder Approval and (ii) the Acquiror Shareholder Approval shall have been obtained;

    (b) (i) the Registration Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated by the SEC and not concluded or withdrawn and (ii) all state securities or blue sky authorizations necessary to carry out the transactions contemplated hereby shall have been obtained and be in effect;

    (c) (i) any applicable waiting period under the HSR Act or Canadian Competition Act or any other applicable comparable foreign merger control authority relating to the Merger shall have expired or been earlier terminated and (ii) if required by applicable law, the parties shall have received a decision from the European Commission under Regulation 4064/89 that the proposed Merger and any matters arising therefrom fall within either Article 6.1(a) or Article 6.1(b) of such Regulation and that, in any event, the Merger will not be referred to any competent authority or dealt with by the European Commission pursuant to Article 9.3 of such Regulation; and

    (d) no Governmental Entity of competent authority or jurisdiction shall have issued any order, injunction or decree, or taken any other action then in effect, which restrains, enjoins or otherwise prohibits the consummation of the Merger.

  9.2 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction of the following further conditions:

    (a) (i) Acquiror and MergerSub each shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the time of the filing of the Articles of Merger, (ii) (A) the representations and warranties of Acquiror contained in this Agreement that are qualified by reference to an Acquiror Material Adverse Effect shall be true and correct when made and at and as of the time of filing the Articles of Merger, as if made at and as of such time and (B) all other representations and warranties of Acquiror shall have been true and correct, disregarding for these purposes any qualification or exception for materiality, when made and at and as of the time of the filing of the Articles of Merger as if made at and as of such time, except for inaccuracies which, individually or in the aggregate, are not reasonably likely to have an Acquiror Material Adverse Effect and (iii) the Company shall have received a certificate signed by the Chief Executive Officer or Chief Financial Officer of Acquiror to the foregoing effect;

    (b) the Company shall have received an opinion of McDermott, Will & Emery counsel to the Company, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, (a) the Merger constitutes a reorganization within the meaning of
  Section 368(a) of the Code, (b) Acquiror will be treated as a corporation under Section 367(a)(1) of the Code with respect to each transfer of property thereto pursuant to the Merger, and (c) accordingly, for U.S. federal income tax purposes, (i) no gain or loss will be recognized by the Company as a result of the Merger and (ii) no gain or loss will be recognized by a stockholder of the Company in respect of the receipt of Acquiror Shares pursuant to the Merger. In rendering its opinion, such counsel may require and rely upon representations contained in letters from the Company, Acquiror and MergerSub. Counsel's opinion shall not address the tax consequences applicable to any stockholder of the Company who, immediately after the Merger, will be a "five percent transferee shareholder" with respect to Acquiror within the meaning of U.S. Treasury Regulation Section 1.367(a)-3(c)(5); and

    (c) the Parties shall have obtained or made all consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings contemplated by Sections 4.3 and 5.3, which if not obtained or made (i) would render consummation of the Merger illegal or (ii) (assuming the Effective Time had occurred) would be reasonably likely to have an Acquiror Material Adverse Effect.

  9.3 Conditions to the Obligations of Acquiror and MergerSub. The obligations of Acquiror and MergerSub to consummate the Merger are subject to the satisfaction of the following further conditions:

    (a) (i) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) (A) the representations and warranties of the Company contained in this Agreement that are qualified by reference to a Company Material Adverse Effect shall be true and correct when made and at and as of the time of the filing of the Articles of Merger, as if made at and as of such time and (B) all other representations and warranties of the Company shall have been true and correct, disregarding for these purposes any qualification or exception for materiality, when made and at and as of the time of filing of the Articles of Merger, as if made as of such time, except for such inaccuracies which, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect, and (iii) Acquiror shall have received a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of the Company to the foregoing effect;

    (b) Acquiror shall have received an opinion of Cleary, Gottlieb, Steen & Hamilton, counsel to Acquiror, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, (a) the Merger constitutes a reorganization within the meaning of Section 368(a) of the Code, (b) Acquiror will be treated as a corporation under Section 367(a)(1) of the Code with respect to each transfer of property thereto pursuant to the Merger, and (c) accordingly, for U.S. federal income tax purposes, (i) no gain or loss will be recognized by Acquiror as a result of the Merger and (ii) no gain or loss will be recognized by a stockholder of the Company in respect of the receipt of

  Acquiror Shares pursuant to the Merger. In rendering its opinion, such counsel may require and rely upon representations contained in letters from the Company, Acquiror and MergerSub. Counsel's opinion shall not address the tax consequences applicable to any stockholder of the Company who, immediately after the Merger, will be a "five percent transferee shareholder" with respect to Acquiror within the meaning of U.S. Treasury Regulation Section 1.367(a)-3 (c)(5); and

    (c) Acquiror shall have obtained all consents, or been granted all exemptions, that it, in its reasonable judgment, determines are necessary in connection with the transactions contemplated by this Agreement, including the indirect acquisition of Consolidated Water Power Company, (i) from or by the SEC under or with respect to PUHCA and (ii) from or by the Wisconsin Public Service Commission under or with respect to WPUHCA, including, in the case of (ii), as a result of the actions contemplated in the first proviso to Section 8.1(b). The parties shall have obtained or made all other consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings contemplated by Sections 4.3 and 5.3 which if not obtained or made (i) would render consummation of the Merger illegal or (ii) (assuming the Effective Time had occurred) would be reasonably likely to have an Acquiror Material Adverse Effect or a Company Material Adverse Effect.

                                   ARTICLE 10

                                  Termination

  10.1 Termination. This Agreement may be terminated at any time prior to the Effective Time by written notice, whether before or after the Company Shareholder Approval and/or the Acquiror Shareholder Approval shall have been obtained:

    (a) by mutual written agreement of Acquiror and the Company;

    (b) by either Acquiror or the Company, if

      (i) the Merger shall not have been consummated by December 31, 2000 (the "End Date"); provided, however, that the right to terminate this Agreement under this Section 10.1(b)(i) shall not be available to any party whose breach of any provision of this Agreement has resulted in the failure of the Merger to occur on or before the End Date;

      (ii) there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or any judgment, injunction, order or decree of any Governmental Entity having competent jurisdiction enjoining the Company, Acquiror or MergerSub from consummating the Merger is entered and the judgment, injunction, judgment or order shall have become final and nonappealable and, prior to that termination, the parties shall have used reasonable best efforts to resist, resolve or lift, as applicable, the law, regulation, judgment, injunction, order or decree;

      (iii) at the Acquiror Shareholder Meeting (including any adjournment or postponement thereof), the Acquiror Shareholder Approval shall not have been obtained; or

      (iv) at the Company Shareholder Meeting (including any adjournment or postponement thereof), the Company Shareholder Approval shall not have been obtained.

    (c) by the Company, (i) if a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Acquiror or MergerSub set forth in this Agreement shall have occurred which would cause the condition set forth in Section 9.2(a) not to be satisfied, and such condition shall be incapable of being satisfied by the End Date; or (ii) as contemplated by Section 6.3(d); or

    (d) by Acquiror, (i) if the Company's Board of Directors shall have (A) amended, modified, withdrawn, conditioned or qualified the Company Recommendation in a manner adverse to Acquiror and/or (B) recommended any Acquisition Proposal to the Company's shareholders; (ii) pursuant to the terms of Section 6.3(d); or (iii) if a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement shall have occurred which would cause the condition set forth in Section 9.3(a) not to be satisfied, and the condition is incapable of being satisfied by the End Date.

  10.2 Effect of Termination. If this Agreement is terminated pursuant to
Section 10.1 (including any termination by way of Section 6.3(d)), there shall be no liability or obligation on the part of Acquiror, the Company, MergerSub, or any of their respective officers, directors, shareholders, agents or Affiliates, except (i) as set forth in Section 10.3 which (without limiting in any respect the respective rights and obligations of the parties set forth in
Section 11.8 prior to any termination in accordance with the terms of this Agreement) shall be the sole and exclusive remedy of the parties hereto in the event of such termination and (ii) no such termination shall relieve any party hereto of any liability or damages resulting from any breach of this Agreement unless a Termination Fee or Acquiror Termination Fee has been paid pursuant to
Section 10.3; provided that the provisions of Sections 8.8, 10.2, 10.3, 11.1, 11.2, 11.4, 11.5, 11.7, 11.8, 11.9 and 11.10 of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

  10.3 Fees and Expenses. (a) Except as set forth in this Section 10.3, all fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring expenses, whether or not the Merger is consummated.

  (b) If this Agreement is terminated pursuant to Section 10.1(c)(ii), or
Section 10.1(d)(i)(B), or Section 10.1(d)(ii), or Section 10.1(d)(iii) (but only if the breach shall have been a willful and material breach of Section 6.3 by the Company, any Company Subsidiary or any of their respective officers, directors, employees, advisors or other agents) the Company shall (i) pay to Acquiror a termination fee equal to $120,000,000 (the "Termination Fee") and
(ii) reimburse Acquiror for its actual, documented out-of-pocket expenses incurred to third parties in connection with the transactions contemplated hereby not to exceed $1,000,000.

  (c) If this Agreement is terminated by either party pursuant to Section 10.1(b)(i) or Section 10.1(b)(iv) and (i) prior to such termination, any Person or "group" (as defined in Section 13(d)(3) of the Exchange Act) shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and (ii) concurrently with or within 12 months after termination, the Company enters into an agreement with respect to or consummates a Third Party Acquisition Event, the Company shall (x) pay to Acquiror the Termination Fee within one Business Day of the earlier of entering into any such agreement and the consummation of a Third Party Acquisition Event and (y) reimburse Acquiror at that time for Acquiror's actual, documented out-of-pocket expenses incurred to third parties in connection with the transactions contemplated hereby not to exceed $1,000,000.

  A "Third Party Acquisition Event" means the consummation of an Acquisition Proposal involving the purchase of a majority of either the equity securities of the Company or of the consolidated assets of the Company and the Company Subsidiaries, taken as a whole, or any transaction that, if it had been proposed prior to the termination of this Agreement would have constituted an Acquisition Proposal.

  (d) If this Agreement is terminated pursuant to Section 10.1(d)(i)(A), (i) the Company shall (A) pay to Acquiror 50% of the Termination Fee and (B) reimburse Acquiror for Acquiror's actual, documented out-of-pocket expenses incurred to third parties in connection with the transaction contemplated by this Agreement not to exceed $1,000,000 and (ii) if concurrently with or within 12 months after termination the Company enters into an agreement with respect to or consummates of a Third Party Acquisition Event, then the Company shall pay to Acquiror 50% of the Termination Fee within one Business Day of the earlier of entering into such agreement and the consummation of the transaction contemplated by such Third Party Acquisition Event.

  (e) If this Agreement is terminated pursuant to Section 10.1(b)(iii) and (x) prior to such termination, any Person or "group" (as defined in Section 13(d)(3) of the Exchange Act) shall have publicly announced an intention (whether or not conditional) to make a proposal for a merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving

Acquiror, or for any purchase or other acquisition of 15% or more of the assets or any class of equity securities of Acquiror (an "Acquiror Acquisition Proposal") and (y) concurrently with or within 12 months after termination, Acquiror enters into an agreement with respect to, or a Person consummates, a purchase of a majority of either the equity securities of Acquiror or of the consolidated assets of Acquiror and the Acquiror Subsidiaries, taken as a whole, Acquiror shall (A) pay to the Company a fee (the "Acquiror Termination Fee") equal to $40,000,000 within one Business Day or the earlier of entering into any such agreement and the consummation of any such purchase and (B) reimburse the Company at that time for its actual, documented out-of-pocket expenses incurred to third parties in connection with the transactions contemplated hereby not to exceed $1,000,000.

  (f) Any payment of the Termination Fee or the Acquiror Termination Fee (and reimbursement of expenses) pursuant to this Section 10.3 shall be made in immediately available funds to an account specified by the party entitled to receipt thereof within one Business Day after termination of this Agreement (or as otherwise expressly set forth in this Agreement). If one party fails to pay to (or reimburse) the other promptly any fee or expense due hereunder (including the Termination Fee or the Acquiror Termination Fee), the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee and/or expense at the publicly announced "prime rate" as published in The Wall Street Journal from time to time from the date the fee was required to be paid to the date it is paid.

                                   ARTICLE 11

                                 Miscellaneous

  11.1 Notices. Except as otherwise expressly set forth in Section 6.3(c), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given, if to Acquiror or MergerSub, to:

    Stora Enso Oyj
    Kanavaranta 1
    P.O. Box 309
    FIN-00101 Helsinki
    Finland
    Attention: General Counsel
    Facsimile: 011-358-20-46-21471

  with a copy to:

    Cleary, Gottlieb, Steen & Hamilton
    One Liberty Plaza
    New York, New York 10006-1470
    Attention: William A. Groll
    Facsimile: (212) 225-3999

  if to the Company, to:

    Consolidated Papers, Inc.
    231 First Avenue North
    P.O. Box 8050
    Wisconsin Rapids, Wisconsin 54495-8050
    Attention: President
    Facsimile: (715) 422-3203
  with a copy to:

    McDermott, Will & Emery
    227 West Monroe Street
    Chicago, Illinois 60606
    Attention: Robert A. Schreck, Jr., P.C.
    Facsimile: (312) 984-7700

or such other address or facsimile number as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, request or other communication shall be effective (a) if given by facsimile, when the facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (b) if given by any other means, when delivered at the address specified in this Section.

  11.2 Survival of Representations, Warranties and Covenants after the Effective Time. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement. The covenants contained in Articles 2 and 3 and Sections 7.3, 7.4, 7.7, 8.5, 8.7, 11.2, 11.4, 11.5, 11.6,
11.7, 11.8, 11.9 and 11.10 shall survive the Effective Time.

  11.3 Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Effective Time, if, and only if, the amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Acquiror and MergerSub or, in the case of a waiver, by the party against whom the waiver is to be effective; provided that (i) after the Company Shareholder Approval, no such amendment or waiver shall, without the further approval of the shareholders, be made that would require such approval under any applicable law, rule or regulation and (ii) after the Acquiror Shareholder Approval, no such amendment or waiver shall, without the further approval of the shareholders, be made that would require such approval under any applicable law, rule or regulation.

  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

  11.4 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Acquiror or MergerSub may transfer or assign to any wholly owned Acquiror Subsidiary the right to enter into the transactions contemplated by this Agreement; provided that no assignment shall be permitted if it would delay or impede the Merger or any of the other transactions contemplated by this Agreement, and any transfer or assignment will not relieve Acquiror or MergerSub of its obligations hereunder. Any purported assignment in violation hereof shall be null and void.

  11.5 Governing Law. Except to the extent that the laws of the State of Wisconsin or any other jurisdiction are mandatorily applicable to the matters arising under or in connection with this Agreement, this Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

  11.6 Counterparts; Effectiveness; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Except as set forth in Sections 3.5 and 7.3, no provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

  11.7 Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, and each of the parties hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts. Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 11.1 shall be deemed effective service of process.

  11.8 Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

  11.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

  11.10 Entire Agreement. This Agreement (together with the exhibits and schedules hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Stora Enso Oyj                            Consolidated Papers, Inc.


           /s/ Jukka Harmala                        /s/ Gorton M. Evans
By: _________________________________     By: _________________________________
  Name: Jukka Harmala                       Name: Gorton M. Evans
  Title:Chief Executive Officer             Title:President and Chief
                                            Executive Officer

Stora Enso Acquisition, Inc.

           /s/ Magnus Diesen
By: _________________________________
  Name: Magnus Diesen
  Title:President

                                                                         ANNEX B

                       [Opinion of Goldman, Sachs & Co.]

PERSONAL AND CONFIDENTIAL

February 22, 2000

Board of Directors
Consolidated Papers, Inc.
P.O. Box 8050
Wisconsin Rapids, Wisconsin 54495

Ladies and Gentlemen:

  You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Common Stock, par value $1.00 per share (the "Shares"), of Consolidated Papers, Inc. (the "Company") of the Merger Consideration (as defined below) to be received in the aggregate for all outstanding Shares pursuant to the Agreement and Plan of Merger, dated as of February 22, 2000, among Stora Enso Oyj ("Stora Enso"), Stora Enso Acquisition, Inc. ("Merger Sub"), a wholly owned subsidiary of Stora Enso, and the Company (the "Agreement") upon the merger of the Company with and into Merger Sub (the "Merger"). The "Merger Consideration" shall consist of all outstanding Shares being converted on a per Share basis, at the election of the holders of Shares, into one or a combination of (A) the right to receive a number of shares of Series R stock, nominal value 10 Finnish Marks per share, which shall include American Depositary Receipts evidencing such shares ("Stora Enso Shares"), determined by dividing $44.00 by certain average closing prices of Stora Enso Shares in Euros on the Helsinki Stock Exchange and converting such closing prices to U.S. Dollars, all as more fully set forth in the Agreement (the "Average Stora Enso Share Price") and rounding the result to the nearest one thousandth of a share (the "Stock Consideration"); provided that (i) if the Average Stora Enso Share Price is less than $12.15, the Stock Consideration shall be 3.621 Stora Enso Shares and (ii) if the Average Stora Enso Share Price is greater than $16.43, the Stock Consideration shall be 2.678 Stora Enso Shares or (B) the right to receive in cash from Stora Enso, an amount equal to $44.00 (the "Cash Consideration"); provided, that, notwithstanding the foregoing, if the Registration Statement (as defined in the Agreement) covering the Stora Enso Shares has not been declared effective by September 30, 2000 or Stora Enso Shares have not been approved for listing, subject only to official notice of issuance, by the NYSE (or, failing that, by NASDAQ) by October 31, 2000, the Merger Consideration shall consist of all Cash Consideration. The right of holders of Shares to elect, in the aggregate, that (x) more than 50% of the Shares outstanding immediately prior to the Merger be converted into the right to receive Cash Consideration or (y) more than 50% of the Shares outstanding immediately prior to the Merger be converted into the right to receive Stock Consideration is subject to certain procedures and limitations contained in the Agreement as to which procedures and limitations we express no opinion.

  Goldman, Sachs & Co. ("Goldman Sachs"), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. We have provided certain investment banking services to Stora Enso from time to time, including advising Stora Kopparbergs Bergslags Aktiebolag in its merger with Enso Oyj in December 1998 and may provide investment banking services to Stora Enso in the future. The Chairman of Stora Enso serves as an International Advisor to Goldman Sachs. Goldman Sachs provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions in and hold securities, including derivative securities, of the Company and Stora Enso for its own account and the accounts of customers. As of the date hereof, Goldman Sachs accumulated a net long position of 800 Shares. As of the date hereof, Goldman Sachs accumulated a net short position of 215,287 Stora Enso Shares and a net short position of 9,113 Stora Enso Series A stock.

  In connection with this opinion, we have reviewed, among other things, the Agreement; the Stockholders' Agreement; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company and Annual Reports of Stora Enso for the five years ended December 31, 1998; certain interim reports to stockholders of Stora Enso and the Company and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company and Stora Enso to their respective stockholders; and certain internal financial analyses and forecasts for the Company and Stora Enso prepared by their respective managements. We also have held discussions with members of the senior management of the Company and Stora Enso regarding their assessment of the strategic rationale for, and the potential benefits of, the transaction contemplated by the Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the Shares and Stora Enso Shares, compared certain financial and stock market information for the Company and Stora Enso with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the paper and forest products industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

  We have relied upon the accuracy and completeness of all of the financial and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or Stora Enso or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any shareholder should vote with respect to such transaction.

  Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Merger Consideration to be received in the aggregate by the holders of Shares is fair from a financial point of view to such holders.

                                          Very truly yours,

                                          /s/ Goldman, Sachs & Co.

                                                                         ANNEX C

                                                           (English Translation)

                   ARTICLES OF ASSOCIATION OF STORA ENSO OYJ

I.NAME AND DOMICILE OF THE COMPANY AND ITS FIELD OF OPERATIONS

  (S)1. The name of the Company is Stora Enso Oyj, and its domicile the City of Helsinki.

  (S)2. The Company operates directly or through subsidiaries and associated companies in the forest, engineering and chemical industries and other manufacturing industries; engages in agriculture, forestry and merchant shipping, as well as in mining industry, supply of hydro-power, building of hydro-electric facilities and financing. The Company may also engage in the sale of know-how and services in its own field of operations and carry out construction, operational, marketing and other corresponding assignments both in Finland and abroad.

II.SHARE CAPITAL AND SHARES

  (S)3. The minimum share capital of the Company is eight hundred fifty million (850,000,000) euros and the maximum three thousand four hundred million (3,400,000,000) euros, within the limits of which the share capital may be increased or reduced without amending the Articles of Association.

    The minimum number of shares may not be less than five hundred million (500,000,000) and the maximum not more than two thousand million (2,000,000,000) shares.

    The shares shall be divided into class A shares and class R shares.

    The number of class A shares may not be more than five hundred million (500,000,000) and class R shares not more than one thousand six hundred million (1,600,000,000) shares, provided, however, that the total number of shares may not be more than two thousand million
    (2,000,000,000) shares.

    The shares of the Company shall be incorporated in the book-entry system.

    The right to receive funds distributed by the Company and to subscribe for shares when increasing the share capital shall be restricted to persons:

      1. who have been registered as shareholders in the Shareholders' Register on the record date;

      2. whose right to payment has been registered on the record date on the book-entry account of a registered shareholder and entered into the Shareholders' Register; or

      3. in case a share is nominee registered, on whose book-entry account the share has been registered on the record date and whose nominee has been registered in the Shareholders' Register of the Company on the record date as the nominee of the shares.

III.MANAGEMENT OF THE COMPANY

  (S)4. The Board of Directors and the Chief Executive Officer shall be responsible for the management of the Company. The duties of the various bodies of the Company shall be determined by the laws of Finland and by a separate Corporate Governance Policy determined by the Board of Directors.

  (S)5. The Board of Directors shall consist of not less than six (6) and not more than ten (10) ordinary members.

    The Board of Directors shall elect one of its members chairman and one of its members vice chairman.

    The term of office of a member of the Board of Directors shall expire at the end of the following Annual General Meeting of Shareholders.

    The Board of Directors shall appoint the Chief Executive Officer and the Executive Vice President, who shall also act as Deputy Chief Executive Officer of the Company, as well as other senior managers.

  (S)6. Authorized to sign for the Company are:

    --the Chairman of the Board of Directors, CEO, and Deputy CEO each alone

    --the ordinary members of the Board of Directors, two jointly

    --persons heretofore authorized to sign alone by the Board of Directors

    --each of the persons heretofore authorized by the Board of Directors, two jointly with each other or with a member of the Board of Directors.

    The Board of Directors shall decide on authorizing persons to sign for the Company per procuram.

IV.CLOSING OF ACCOUNTS AND ANNUAL AUDIT

  (S)7. The financial year of the Company shall be the calendar year. The annual accounts shall be prepared in good time and handed over to the Auditors for annual audit at least one month before the Annual General Meeting of Shareholders.

  (S)8. The Company shall have one (1) or two (2) Auditors, who shall be entities of Certified Public Accountants or individuals approved by the Finnish Central Chamber of Commerce.

    The Auditors shall be appointed by a General Meeting of Shareholders for a term of office expiring at the close of the following Annual General Meeting of Shareholders.

    The Auditors shall submit a report of their audit to the Board of Directors two (2) weeks before the Annual General Meeting of Shareholders, at the latest.

V.ANNUAL GENERAL MEETING

  (S)9. Shareholders present at a General Meeting of Shareholders or their legally qualified representatives or their legally qualified proxies shall have the right to exercise their power to decide on matters pertaining to the Company.

    A shareholder wishing to attend a General Meeting of Shareholders shall notify the Company by the date mentioned in the notice to the meeting, which may not be more than five days before the meeting.

    Since the shares of the Company are incorporated in the book-entry system, the provisions of the Finnish Companies Act regarding the right to participate in a General Meeting of Shareholders must also be taken into account.

  (S)10. At votings and elections, each class A share and each ten class R shares entitle the holder to one vote. Each shareholder shall, however, have at least one vote.

  (S)11. The Board of Directors shall convene a General Meeting of Shareholders by publishing a notice to the meeting in newspapers, as determined by the Board of Directors, but at least in two Finnish and two Swedish newspapers, not more than two (2) months and not less than fourteen (14) days before the last day for advance notice of attendance mentioned in the notice to the meeting.

    Other notices to the shareholders shall be delivered in the same way.

  (S)12. The General Meeting of Shareholders shall be held in Helsinki.

  (S)13. The Annual General Meeting of Shareholders shall be held within six
         (6) months from the end of the financial year.

    An Extraordinary General Meeting of Shareholders shall be convened when considered necessary by the Board of Directors or when requested in writing by an Auditor or shareholders holding together a minimum of one tenth of all the shares to discuss a specified matter which they have indicated.

  (S)14. At the Annual General Meeting of Shareholders shall be:

    presented

     1. the annual accounts, which shall comprise the income statement, the balance sheet and the report of operations;

     2. the Auditors' report;

    decided

     3. the adoption of the income statement and the balance sheet;

     4. the measures to which the profit or loss of the adopted balance sheet may give cause, and upon the date and manner for a possible distribution of dividend;,

     5. the granting of discharge from responsibility to the members of the Board of Directors, and the Chief Executive Officer;

     6. the number of the members of the Board of Directors;

     7. the number of Auditors;

     8. the remuneration of the members of the Board of Directors and the Auditors;

    elected

     9. the members of the Board of Directors; and

    10. the Auditors; and

    dealt with

    11. any other matters notified separately in the notice to the meeting.

VI.CONVERSION OF SHARES

  (S)15. The Company's A shares can be converted into R shares subject to the stipulations of this Section.

    The conversion shall always take place within the maximum limits for each share class as stipulated in the Articles of Association. No monetary consideration shall be payable for the conversion.

    An A share may be converted into an R share at the request of a shareholder, or, in case the shares are registered in the name of a nominee, at the request of the nominee indicated in the book-entry register. The Board of Directors of the Company shall each year determine a period not exceeding one (1) month, during which the conversion request may be presented to the Company. The Board of Directors shall inform the shareholders of the conversion possibility eight (8) days before the beginning of the conversion period, at the latest, by a notice given in the manner prescribed at the time for notices to General Meetings of Shareholders.

    A shareholder's request for conversion of shares shall be presented to the Company in writing. The request shall mention the number of shares to be converted as well as the book-entry account on which the book-entries corresponding to the shares are recorded.

    The Company may request that an entry be made on the shareholder's book-entry account restricting the shareholder's right of transfer during the conversion procedure. The Company shall without delay notify the Trade Register of the changes in the numbers of shares following the conversion.

    A request for conversion of shares may be canceled before the change has been notified to the Trade Register. Upon cancellation, the Company shall request that any entry restricting the shareholder's right of transfer shall be removed from the shareholder's book-entry account.

    The conversion of A shares into R shares shall become effective upon registration in the Trade Register. The party who requested the conversion and the book-entry registrar shall be notified of the registration.

    In the event a General Meeting of Shareholders is convened during a period of conversion determined by the Board of Directors, any conversion requests made during such conversion period shall be deemed to be received after the General Meeting of Shareholders. In such a case, the Board of Directors may decide upon extension of the conversion period to end after the General Meeting of Shareholders, when necessary.

    The Board of Directors shall, when necessary, decide on more detailed procedures for the conversion of shares based on a request of a shareholder or, in case of shares registered in the name of a nominee, on the request of the nominee indicated in the book-entry register.

                             FOLD AND DETACH HERE
-------------------------------------------------------------------------------


                           CONSOLIDATED PAPERS, INC.
                                 P.O. BOX 8050
                    Wisconsin Rapids, Wisconsin 54495-8050

           This Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints GEORGE W. MEAD and GORTON M. EVANS as proxies, with full power of substitution, to represent the undersigned and to vote, as designated below, all shares of Common Stock of Consolidated Papers, Inc. which
the undersigned is entitled to vote at the special meeting to be held    , 2000,
and any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

The proxies appointed herein may act by one of said proxies at the meeting.

           PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                                   (Continued and to be signed on reverse side.)

                             FOLD AND DETACH HERE
-------------------------------------------------------------------------------

[ X ] Please mark
      votes as this
      example


THE BOARD OF DIRECTORS OF CONSOLIDATED UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.
[CAPTION]

                                                     FOR AGAINST ABSTAIN
1. Approve and adopt the Agreement and Plan          [ ]   [ ]     [ ]        2. In their discretion, the proxies are authorized
   of Merger, dated as of February 22, 2000, by and                              to vote upon such other business as may properly
   among Consolidated Papers, Inc., Stora Enso                                   come before the meeting.
   Oyj and Stora Enso Acquisition, Inc.



                       Please mark box if you plan to attend the meeting. [ ]


                                        Date: _______________________, 2000

                                        ________________________________________
                                                     Signature of Shareholder

                                        ________________________________________
                                        For Joint Account Each Owner Should Sign

                                       Please sign proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.